UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number   811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code:   505-984-0200

Date of fiscal year end:     September 30

Date of reporting period:   March 31, 2023

Item 1. Reports to Stockholders

The following Semi-annual reports are attached hereto, in order:

Thornburg Global Opportunities

Thornburg International Equity Fund

Thornburg Better World International Fund

Thornburg International Growth Fund

Thornburg Developing World Fund

Thornburg Small/Mid Cap Core Fund

Thornburg Small/Mid Cap Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Summit Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Ultra Short Income Fund

Thornburg Strategic Income Fund

Thornburg Short Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg Capital Management Fund

Semi-Annual Report | March 31, 2023

EQUITY FUNDS
Global Equity
Thornburg Global Opportunities Fund
International Equity
Thornburg International Equity Fund
Thornburg Better World International Fund
Thornburg International Growth Fund
Thornburg Developing World Fund
U.S. Equity
Thornburg Small/Mid Cap Core Fund
Thornburg Small/Mid Cap Growth Fund
Multi Asset
Thornburg Investment Income Builder Fund
Thornburg Summit Fund

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.2 semi-annual report

Thornburg Equity Funds
Semi-Annual Report  |  March 31, 2023
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Thornburg Equity Funds Semi-Annual Report  |  3

Letter to Shareholders
March 31, 2023 (Unaudited)
Dear Shareholder:
As I reflect on the current market environment, I can’t help but think of Hemingway’s novel “The Sun Also Rises,” as one of the characters is asked how they went bankrupt. The answer: “Two ways. Gradually and then suddenly.” The answer often feels appropriate in the context of changes in a market dynamic. Over the past year or so, we’ve seen the effects of the Federal Reserve’s (the “Fed”) interest rate hiking cycle work through the markets gradually, with losses on both risky and riskless assets affected by a notably higher cost of borrowing money.
Six months ago, I wrote:
”We at Thornburg believe that this dramatic interest rate hiking cycle, combined with a significant pace of quantitative tightening, will continue to drive market volatility and likely create moments of intermittent liquidity in the market similar to a dry Santa Fe spring.”
Fast forward to today, spring has returned to Santa Fe, and liquidity continues to dry up. While the weather varies, the desert climate is parched. In markets too, there are days and weeks where it feels as though data and earnings, as well as market liquidity, are fairly good. But the overall trends in the current market are troubling us both in Santa Fe and beyond. While it is possible that the Fed engineers a soft landing for the U.S. economy this year, the direction of many leading economic indicators remains lower. I am always on the lookout for how market and economic impact might be different this time because sometimes there are more secular changes in the market that are likely to continue in the same general direction for the foreseeable future than cyclical changes. Furthermore, the pandemic has created a huge set of reverberations that we are still experiencing three years later. Yet, in our view, people and psychology are the same. Our experience tells us that a higher cost of capital has fairly universal effects. While outcomes are never linear, and history never really repeats itself, it’s difficult for us to see how the market storms we’re tasked with navigating these past several years will become calmer or less frequent.
Over the last six months, we have seen a recovery in risky asset prices, from equities to credit spreads. We’ve also seen fairly dramatic market movements towards lower yields as the market appears to bet on a resolution of dissolvement of recent interest rate increases from monetary policymakers. While inflation is high, it is coming down, and from our vantage point many market participants are explicitly or implicitly reasoning that the pain of recession will feel clearer and more present than the ache of inflation. I’m not so sure that the Fed will. It is highly unlikely that any policymaker wants to be seen as responsible for runaway inflation. It will mostly likely take a higher unemployment rate and an inflation print closer to 2% for the Fed to move interest rates lower. While I believe that this could happen by the end of 2023, the intervening period may not be fun. I also think that the collapse of Silicon Valley Bank says more about the tech and private capital ecosystem than the banking system writ large. The inescapable conclusion to us is that cheap money finds its way into all the financial system cracks. When that dries out, the system can be vulnerable and brittle.
Looking forward, there may be very interesting opportunities arising from the current chaotic market conditions we are seeing. Yields on high-quality bonds have recently risen to the point of having traditional sources of value: income and portfolio ballast. International and income-producing equities presently have undemanding multiples, especially relative to the U.S. While it has been well over a decade since the best equity returns have been outside the U.S., the last time was the early 2000s, which for me, is the best analogue for the present market situation.
As in any environment, we will be focused on you, our clients, as our most important constituency. Though there is never a guarantee that we will be able to navigate the evolving marketplace as well as we may have before, I have a confidence born of experience that our unsiloed, global approach to active investment management should continue to allow us to achieve our goal of long-term investment excellence. It is always the case that challenges often come hand-in-hand with opportunities, and I have watched our portfolios perform well over the years when difficult situations arise. We continue to see that no market is an island, and the effects from actions somewhere in the world can be felt everywhere. Our process, which focuses on this interconnection through the development of a collaborative and deeply informed perspective, by design has thrived in these kind of investment conditions.
Thornburg’s 41-year history is not one of perfection but rather one of a continual focus on our craft that leads to deliberate reflection and evolution. We reinvest in our investment process and our ability to meet client needs while staying true to what makes the firm’s identity differentiated and successful. I have great respect for other investment firms and there are many good products that are available to investors. But we believe that in times like these, our firm’s broad perspective and collaborative, unsiloed approach is our sustainable competitive advantage. These qualities are what underlie the excellent long-term outcomes we have achieved for our clients: we’re built to deliver on the promise of active management.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Equity Funds Semi-Annual Report

Letter to Shareholders, Continued
March 31, 2023 (Unaudited)
Thornburg Global Opportunities Fund |
March 31, 2023 (Unaudited)
Dear Fellow Shareholder,
This note highlights the results of the Thornburg Global Opportunities Fund investment portfolio for the 6-month period ended March 31, 2023. It is published amidst the ongoing developments associated with the Russian invasion of Ukraine, continuing high inflation in the U.S., and tremors in the banking sector caused by some banks being poorly positioned for rising interest rates. Despite these issues, a broad collection of financial assets delivered price appreciation in the period, following broad-based price declines in 2022.
The Fund paid $1.23 per share of dividends with respect to the Class I shares during the six months. Due to a combination of those dividend payments and modest overall changes in the aggregate values of the Fund’s investments, the net asset value of the Class I shares from the beginning of the period to the end of the period increased by $4.25 per share (from $27.91 to $32.16), bringing the total return for the six-month period to 19.86%. Consequently, the Fund outperformed the 17.78% return of the MSCI All Country World Net Total Return USD Index (the “Index”), the Fund’s benchmark, for the period. Dividend amounts and returns for other Fund share classes varied slightly based on class specific expenses.
We are now in our 17th year of managing Thornburg Global Opportunities Fund. From its inception on July 28, 2006, through March 31, 2023, the Fund has outpaced the Index by an average margin of more than 3% per year, resulting in a total cumulative return since inception of 345% (Class I shares) versus 176% for the Index.
Listed below in descending order are the 25 largest equity holdings in the Fund as of March 31, 2023, along with their first quarter of 2023 and calendar year 2022 returns (the latter in parentheses). Returns are shown in U.S. dollars and assume reinvestment of dividends in shares of the firm. We also show the trailing 5-year average annual revenue growth rates for these businesses through their 2022 fiscal year ends, along with each company’s latest reported trailing 12-month revenue growth. For a rough comparison:
•	The trailing 5-year weighted average revenue growth rate of firms included in the Index was +3.1%/year through December 31, 2022. The annualized average revenue growth rate was +6.8% through the most recently reported trailing 12-month period, which ended December 31, 2022 for most of these firms.
•	The trailing 5-year weighted average revenue growth rate of the equity holdings in the Fund was +10.5%/year through December 31, 2022. The weighted average revenue growth rate of these firms was +17.1% through the most recently reported trailing 12-month period, which ended December 31, 2022 for many of these firms.

Thornburg Equity Funds Semi-Annual Report  |  5

Letter to Shareholders, Continued
March 31, 2023 (Unaudited)
Together, these firms comprised approximately 82% of the Fund’s total assets as of March 31, 2023. Cash and cash equivalents comprised approximately 2% of Fund assets, and 12 other equities comprised the remaining 16%. Individual position sizes of the Fund’s top 20 positions range from 5% or more (TotalEnergies) to approximately 2.3% for those shown near the bottom of this list.
The U.S. dollar appreciation averaging approximately 8% vis-à-vis foreign currencies is responsible for some of the dollar-based share price declines of the Fund’s foreign currency denominated holdings seen in 2022. We hedged a significant portion of the foreign currency exposure with respect to these holdings. Many foreign currencies appreciated marginally versus the U.S. dollar in the first quarter of 2023.
These are not trivial businesses. Weighted average revenue growth for the Fund exceeded global GDP growth in 2022 and the trailing 5-year period. Notably, these businesses’ average revenue growth rates compare favorably to the revenue growth of the Index, both in 2022 and over the trailing 5-year period. Most of these businesses have emerged from the 2020 economic valley with their competitive positions intact or improved and we believe they are ready to address the challenges and opportunities that lie ahead.
The reader will also notice a high incidence of investments in firms tied to the digital economy, producers of critical resources, and financial intermediaries that we believe should benefit from higher interest rates. Despite positive revenue production from the Fund’s portfolio of “digital” businesses in 2022, the share price performances of these investments were primarily negative due to concerns about demand/supply imbalances. Price declines of most of these firms reversed in the first quarter of 2023. Despite a pause in demand growth for the products and services of these digital economy firms, we have confidence in the fundamental backdrop for secular growth of digital communications, data collection and analysis, and the key components of devices that make both the digital economy and a greener economy possible.
As of March 31, 2023, the weighted average price-to-earnings ratio for the Fund’s equity investments was 12.1x. This compares to a weighted average multiple of 16.2x for the Index. We believe that the Fund’s strategy of owning a focused portfolio of firms with above-average revenue growth that are value priced with respect to revenue/earnings/cash flow vis-à-vis the overall market has been a key ingredient to long-term outperformance by the Fund versus the Index.
Twenty-nine equities made positive contributions to Fund performance of at least 0.1% during the 6-month period ended March 31, 2023. Leading contributors to portfolio performance for the period included global oil & gas giants TotalEnergies and Shell; U.S. technology giants Meta Platforms and Alphabet; business software developer SAP; semiconductor manufacturers Taiwan Semiconductor Manufacturing, Samsung Electronics, and Micron; financials Bank of Ireland, BNP Paribas, Citigroup, and Capital One; German multi-national telecommunications service provider Deutsche Telekom; miners Freeport McMoran, Mineral Resources, and First Quantum Minerals; Chinese digital economy platforms Tencent Holdings and Alibaba Group; fertilizer manufacturer OCI NV; and various others including TJX, Vestas Wind Systems, Mercedes Benz Group, Tesco PLC, Booking Holdings, CACI, Barratt Developments, Galaxy, Qorvo, AbbVie.
Three equities subtracted more than -0.1% from Fund performance during the 6-month period ended March 31, 2023: Charles Schwab, Roche Holding, and European insurer NN Group. We made various position size

6  |  Thornburg Equity Funds Semi-Annual Report

Letter to Shareholders, Continued
March 31, 2023 (Unaudited)
adjustments of these equities during this period for portfolio diversification purposes and to better balance the downside risk versus upside capital appreciation potential of individual positions.
The following table summarizes major sector weightings within the Fund’s equity holdings as of March 31, 2023, versus six months prior.
Incoming economic data from around the world indicate a slowing global economy, possibly leading to a recession in some countries. As we write this letter, inflation remains near 40-year highs in most developed countries, this has impeded unit demand growth, and labor market conditions currently remain tight. However, inflation is showing clear signs of having already peaked in many economies, including the U.S. We are paying attention to the abilities of companies the Fund owns to manage cost inflation and maintain profit margins consistent with our expectations.
Our Investment Framework
Thornburg Global Opportunities Fund seeks capital appreciation from a focused portfolio of global equity investments. We believe the structure of the Fund—built on our core investment principles of flexibility, focus, and value—provides a durable framework for those seeking value-added investing.
We urge shareholders of the Fund to maintain a long-term investment perspective rather than placing too much emphasis on return figures that are available daily, weekly, monthly and quarterly. A clear example of the need to keep a longer-term investment perspective is illustrated by comparing the +65.2% trailing 33-month return of the Fund (as of December 31, 2022) with the -24.8% quarterly return at the onset of COVID-19 (as of March 31, 2020) that preceded these 33 months. In general, the businesses in the portfolio have managed well through varying economic environments across business cycles. We continue to follow our core investment principles of flexibility, focus, and value, as we have since the Fund’s inception back in 2006.
Thank you for being a shareholder of Thornburg Global Opportunities Fund. Remember that you can monitor the holdings of the Fund and other information on our website at www.thornburg.com.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Miguel Oleaga Portfolio Manager and Managing Director

Thornburg Equity Funds Semi-Annual Report  |  7

Letter to Shareholders, Continued
March 31, 2023 (Unaudited)
Thornburg Investment Income Builder Fund |
March 31, 2023 (Unaudited)
Dear Fellow Shareholder:
This letter highlights the results of the Thornburg Investment Income Builder Fund investment portfolio for the 6-month period ended March 31, 2023. It is published amidst the ongoing developments associated with the Russian invasion of Ukraine, continuing high inflation in the U.S., and tremors in the banking sector caused by some banks being poorly positioned for rising interest rates. Despite these issues, a broad collection of financial assets delivered price appreciation in the period, following broad-based price declines in 2022.
The Fund paid ordinary dividends of $0.63 per Class I share for the trailing two quarters ended March 31, 2023. This is a 4.1% increase versus the prior comparable 6-month period ended March 31, 2022, excluding the special year-end 2021 dividend paid in January 2022. The dividends per share for the period ended March 31, 2023 were lower for Class A shares and Class C shares to account for varying class specific expenses. More than 70% of the Fund’s equity holdings increased dividends in local currencies in 2022 versus 2021, contributing to the 4.1% dividend increase noted above. A stronger U.S. dollar was a mid-single digit percentage headwind to dividends received in foreign currencies in the first quarter of 2023 vis-à-vis those received in the first quarter of 2022.
The net asset value of the Fund’s Class I shares increased by $2.97 per share (from $19.36 to $22.33) during the trailing 6-month period and decreased by $1.51 per share (from $23.84 to $22.33) for the 12-month period ended March 31, 2023. The Fund’s Class I share return of 18.68% for the semi-annual period outperformed the return of the Blended Benchmark of 14.87% (the Blended Benchmark is comprised of 75% MSCI World Net Total Return USD Index and 25% Bloomberg U.S. Aggregate Bond Total Return Index Value USD (the “Blended Benchmark”). For the year ended March 31, 2023, the Fund’s Class I share return of -0.96% exceeded the Blended Benchmark return of -6.25%. Performance comparisons of the Fund to the Blended Benchmark over various periods are shown elsewhere in this report.
The quarter ended March 31, 2023, was the 81st full calendar quarter since the Fund’s inception. In 59 of these quarters, the Fund delivered a positive total return. Additionally, the Fund has delivered positive returns in 15 of its 20 calendar years. Most importantly, Thornburg Investment Income Builder Fund has provided an average annualized total return of more than 8.50% since its inception over 20 years ago, split between quarterly income distributions and share price appreciation.
Listed below in descending order are the 25 largest equity holdings in the Fund as of March 31, 2023, along with their first quarter of 2023 and 2022 calendar year share price changes in U.S. dollars. Also noted are dividend yields, stock price changes, and the trailing 5-year growth rate of each firm’s dividend/share in local currency, all as of March 31, 2023. These 25 firms comprised approximately 62% of the Fund’s total assets. Cash and more than 250 interest-bearing debt and hybrid securities comprised around 15% of Fund assets, and 31 other common equities comprised approximately 22% of Fund assets. Individual position sizes of the 25 equities listed range from 5.1% of Fund assets (Orange SA) to about 1.4% for those shown near the bottom of the list.
Thornburg Investment Income Builder Fund – Top 25 Equity Holdings as of March 31,2023.

8  |  Thornburg Equity Funds Semi-Annual Report

Letter to Shareholders, Continued
March 31, 2023 (Unaudited)
These are not trivial businesses. These firms occupy important positions in their respective markets, and they tend to be well capitalized. Most have made reasonable progress in growing their bases of paying customers and distributable cash flows to support multi-year dividend growth. Among these, only Vodafone (a special situation) paid a lower dividend in 2022 versus 2017.
U.S. dollar appreciation averaging approximately 8% vis-à-vis foreign currencies is responsible for some of the dollar-based share price declines of the Fund’s foreign currency denominated holdings seen in 2022. During the semi-annual period, we hedged a significant percentage of the foreign currency exposure with respect to these holdings but could not hedge the headwind to dividend income paid in foreign currencies without having periodic fluctuations in the hedge values creating significant volatility for the Fund’s quarterly dividends. The reader will notice several telecommunications, financial, and health care firms among these top 25 holdings, as well as other providers of various ingredients important to modern life. We believe that their attractive current dividend yields and records of dividend growth indicate good value.
We have maintained the Fund’s exposure to dividend-paying firms that we believe have resilient businesses with strong capital structures. The large increase in energy sector investments was due to adding Shell and Petrobras investments during 2022 and stronger relative price performance versus other sectors. The large decrease in communications services investments was primarily due to sales of positions in Chinese telecoms to conform to new legal requirements. Here is a sector allocation comparison of the equities in the Fund’s portfolio over the trailing year:
All eleven sectors of the MSCI World Net Total Return USD Index delivered positive returns over the trailing six months ended March 31, 2023, ranging from 28.1% for the information technology sector to 6.3% for the real estate sector. The MSCI World Net Total Return USD Index comprises 75%, and the entire equity portion, of the Thornburg Investment Income Builder Fund’s global performance benchmark.
In the Fund’s portfolio, 56 equity investments contributed positive returns to overall portfolio performance during the semi-annual period. The largest equity contributors to trailing 6-month performance included telecommunications firms Orange SA and Deutsche Telekom; technology firms Taiwan Semiconductor, Broadcom, Samsung Electronics, and Qualcomm; financials Generali, BNP Paribas and CME Group; multinational electric utility Enel, UK grocer Tesco,

Thornburg Equity Funds Semi-Annual Report  |  9

Letter to Shareholders, Continued
March 31, 2023 (Unaudited)
German industrial conglomerate Siemens AG, and Deutsche Post AG.
Ten of the Fund’s equity investments detracted from portfolio performance during the semi-annual period. This included pharmaceutical firms Pfizer and Roche Holding; and financials Regions Financial and NN Group.
The Fund’s bond holdings delivered positive returns during the trailing six months ended March 31, 2023. The 10-year U.S. Treasury bond yields dropped from 3.83% to 3.47% over the semi-annual period. Corporate and asset-backed bond prices also rose. The yield to worst of the Bloomberg U.S. Corporate High Yield Index declined from 9.68% to 8.52% over the past six months, though up from 6.01% on March 31, 2022. On March 31, 2023, the $62 trillion Bloomberg Global Aggregate Bond Index showed an average maturity of 8.61 years and a yield of 3.54%, the latter +1.40% over the last 12 months. As of March 31, 2023, developed world bond yields outside the U.S. lag domestic bond yields by a significant margin, a circumstance that supported the U.S. dollar for much of 2022. The U.S. dollar has weakened modestly in the last two quarters on narrowing yield differentials and expanding U.S. deficits.
Readers of this commentary who are long-time Thornburg Investment Income Builder Fund shareholders will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 9% in 2015 to a high of 45% in 2009. We tend to allocate more portfolio assets to interest-bearing debt when debt yields are more attractive. At the start of this semi-annual period, 20% of Fund assets were invested in interest-bearing debt and near cash assets. Appreciation of portfolio equities in the last 2 quarters and some significant bond maturities reduced this to 15% as of March 31, 2023.
The outlook for financial asset returns in our view remains cloudy. The “real” yield on the 10-year U.S. Treasury note (March 31 market yield on 10-year UST of 3.47% minus core consumer price index of 4.6%) remains negative at -1.13%, using the February 2023 core consumer price index. This negative real yield level differs materially from levels typically experienced over the investment lifetimes of most readers of this note. As of March 31, 2023, the trailing 30-year average “real yield” on 10-year U.S. Treasury notes was +1.50%, so the current difference versus the historical average is significant. In 2022, bond yields increased in favor of saver investors at the expense of borrowers for the first time in many years. Equity valuations have since cheapened, and inflation now appears to us to be headed lower.
In our view, incoming economic data from around the world indicate a resilient global economy that is resisting falling into a broadly predicted recession. Prices of traded financial assets have been and may continue to be volatile, with day-to-day news capable of changing investor perceptions of near-term economic performance. We are optimistic about the future return potential of Thornburg Investment Income Builder Fund’s assets. Why?
Equity and bond prices have already delivered significant declines in anticipation of central bank policy rate increases and some degree of economic recession. At some point, in our view, investors will likely anticipate lower interest rates and a strengthening global economy. Virtually all the businesses in the Fund’s portfolio currently retain their market positions providing important products and services that generate cash flows to pay attractive dividends, and as such, we believe they are valued very attractively in relation to their own histories and relative to other assets.
The weighted average price/earnings ratio for Thornburg Investment Income Builder Fund’s equity portfolio, tabulated using Bloomberg reported results, was approximately 10.9x as of March 31, 2023, significantly below the 17.8x price/earnings ratio of the MSCI World Net Total Return USD Index and the 11.9x price/earnings ratio of the Fund one year ago. The Fund’s 5.5% weighted average equity portfolio dividend yield as of March 31, 2023 significantly exceeds the 2.3% dividend yield of the MSCI World Net Total Return USD Index. We believe the Fund’s portfolio incorporates significant intrinsic value.
Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review additional information about the portfolio by going to our website, www.thornburg.com.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

Ben Kirby, cfa Portfolio Manager Head of Investments and Managing Director	Matt Burdett Portfolio Manager and Managing Director

10  |  Thornburg Equity Funds Semi-Annual Report

Thornburg Global Opportunities Fund

Investment Goal and
Fund Overview
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.
A flexible mandate allows the Fund to pursue long-term performance using a broad approach to geography and market capitalization. The Fund invests primarily in a broad range of equity securities, including common stocks, preferred stocks and publicly traded real estate investment trusts, including smaller companies with market capitalizations less than $500 million. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers.
See letter beginning on page 5 of this report for a discussion of factors affecting the Fund’s performance for the reporting period ended March 31, 2023.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG GLOBAL OPPORTUNITIES FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/28/06)
Without sales charge	-4.17%	20.23%	7.03%	9.05%	8.94%
With sales charge	-8.47%	18.40%	6.04%	8.55%	8.64%
Class C Shares (Incep: 7/28/06)
Without sales charge	-4.93%	19.32%	6.22%	8.23%	8.10%
With sales charge	-5.86%	19.32%	6.22%	8.23%	8.10%
Class I Shares (Incep: 7/28/06)	-3.90%	20.59%	7.34%	9.42%	9.37%
Class R3 Shares (Incep: 2/1/08)	-4.37%	19.98%	6.80%	8.86%	6.56%
Class R4 Shares (Incep: 2/1/08)	-4.29%	20.09%	6.91%	8.96%	6.66%
Class R5 Shares (Incep: 2/1/08)	-3.90%	20.59%	7.34%	9.41%	7.11%
Class R6 Shares (Incep: 4/10/17)	-3.75%	20.74%	7.49%	-	7.46%
MSCI All Country World Net Total Return USD Index (Since 7/28/06)	-7.44%	15.36%	6.93%	8.06%	6.27%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.35%; C shares, 2.11%; I shares, 1.06%; R3 shares, 2.40%; R4 shares, 2.09%; R5 shares, 1.38%; R6 shares, 1.03%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.85%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Semi-Annual Report  |  11

Thornburg International Equity Fund

Investment Goal and
Fund Overview
The International Equity Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, nonfundamental goal of the Fund is to seek some current income. The Fund invests primarily in non-U.S. companies selected on a value basis using fundamental research. Under normal conditions, the Fund invests at least 80% of its assets in common stocks or depositary receipts. As described in more detail in the Fund Prospectus, the portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced.
Performance drivers and detractors for the reporting period ended March 31, 2023
» For the 6-month period ended March 31, 2023, the Fund’s Class I shares returned 28.25% versus 22.13% for the MSCI All Country World ex USA Net Total Return USD Index (the “Index”), the Fund’s primary benchmark index, and 27.27% for the MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index (the “EAFE Index”), the Fund’s secondary benchmark index.
» During the period, international equity markets began to recover from steep losses in the first 9 months of 2022, and numerous macro forces which had driven losses in that period – commodity prices, inflation, central bank tightening – lessened, allowing bottom-up stock selection to re-emerge as a significant contributor to performance relative to the Index.
» Emerging markets continued to trail developed markets, accounting for the differential in performance between the Index and the EAFE Index—the primary driver being a smaller weight in the Eurozone and the underperformance of India and China. During the period, the Fund held an average weight of 18% in emerging markets versus 28% for the Index, which contributed positively to performance during the period.
» The Fund’s overweighting in the Eurozone and zero exposure to India during the period were positive contributors to performance. Regarding Hong Kong, both the Fund’s overweight position and stock selection contributed positively to the Fund’s performance. Stock selection in China and Japan negatively impacted Fund performance. Currency effects on Fund returns were neutral in a period where the U.S. dollar weakened modestly.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL EQUITY FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL EQUITY FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 5/28/98)
Without sales charge	0.54%	13.48%	4.39%	5.17%	6.99%
With sales charge	-3.97%	11.76%	3.43%	4.69%	6.79%
Class C Shares (Incep: 5/28/98)
Without sales charge	-0.20%	12.69%	3.64%	4.41%	6.17%
With sales charge	-1.18%	12.69%	3.64%	4.41%	6.17%
Class I Shares (Incep: 3/30/01)	0.82%	13.85%	4.71%	5.54%	6.83%
Class R3 Shares (Incep: 7/1/03)	0.37%	13.29%	4.20%	4.99%	7.40%
Class R4 Shares (Incep: 2/1/07)	0.56%	13.51%	4.40%	5.19%	3.94%
Class R5 Shares (Incep: 2/1/05)	0.85%	13.81%	4.68%	5.48%	6.23%
Class R6 Shares (Incep: 5/1/12)	1.06%	14.05%	4.89%	5.70%	5.89%
MSCI All Country World ex USA Net Total Return USD Index (Since 5/28/98)	-5.07%	11.80%	2.47%	4.17%	4.50%
MSCI EAFE Net Total Return USD Index (Since 5/28/98)	-1.38%	12.99%	3.52%	5.00%	4.26%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.38%; C shares, 2.05%; I shares, 1.00%; R3 shares, 1.70%; R4 shares, 1.50%; R5 shares, 1.28%; R6 shares, 0.92%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.90%; R3 shares, 1.36%; R4 shares, 1.16%; R5 shares, 0.90%; R6 shares 0.70%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
12  |   Thornburg Equity Funds Semi-Annual Report

Thornburg Better World International Fund

Investment Goal and
Fund Overview
The Better World International Fund seeks long-term capital appreciation. The Fund invests primarily in a broad range of foreign companies, based on fundamental research combined with analysis of those environmental, social and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which are high-quality, attractively valued and, in our view, also demonstrate one or more significant positive ESG characteristics. The Fund portfolio is diversified to include basic value stocks, companies with consistent earnings, and emerging franchises as described in more detail in the Fund Prospectus.
Performance drivers and detractors for the reporting period ended March 31, 2023
» For the 6-month period ended March 31, 2023, the Fund’s Class I shares returned 22.38% versus 22.13% for the MSCI All Country World ex USA Net Total Return USD Index (the "Index").
» During the period, international equity markets began to recover from steep losses in the first 9 months of 2022, and numerous macro forces which had driven losses in that period – commodity prices, inflation, central bank tightening – lessened, allowing bottom-up stock selection to re-emerge as a significant contributor to performance relative to the Index.
» The biggest contributors to the Fund’s returns on a sector basis were financials and communications. Additionally, the Fund’s lack of exposure to the energy sector, which trailed over the semi-annual period, was a significant positive contributor to the Fund’s outperformance relative to the Index. The biggest sector detractors during the period were the Fund’s allocations to health care and cash.
» Additional contributors to Fund performance during the period were a zero weight in securities in India and overweight positioning and stock selection in Hong Kong. Detractors to performance included the Fund’s allocation to global companies domiciled in the U.S. and its overweight position in China. Currency effects on the Fund’s performance during the period were negative, primarily due to its country allocations to the U.S. and Hong Kong, and cash holdings, all of which were U.S. dollar-denominated or dollar-linked in a period where the U.S. dollar weakened.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG BETTER WORLD INTERNATIONAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG BETTER WORLD INTERNATIONAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/15)
Without sales charge	-4.76%	18.23%	7.47%	-	9.00%
With sales charge	-9.03%	16.42%	6.49%	-	8.34%
Class C Shares (Incep: 10/1/15)
Without sales charge	-5.46%	17.38%	6.77%	-	8.33%
With sales charge	-6.40%	17.38%	6.77%	-	8.33%
Class I Shares (Incep: 10/1/15)	-4.23%	18.93%	8.15%	-	9.75%
MSCI All Country World ex USA Net Total Return USD Index (Since 9/30/15)	-5.07%	11.80%	2.47%	-	5.85%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.58%; C shares, 2.50%; I shares, 1.25%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: C shares, 2.19%; I shares, 0.90%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Semi-Annual Report  |  13

Thornburg International Growth Fund

Investment Goal and
Fund Overview
The International Growth Fund seeks long-term growth of capital by investing in equity securities from around the world selected for their growth potential based on management’s belief that the companies will have growing revenues and earnings. The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.
Performance drivers and detractors for the reporting period ended March 31, 2023
» For the 6-month period ended March 31, 2023, the Fund’s Class I shares returned 26.45% versus a return of 22.59% for the MSCI All Country World ex USA Growth Net Total Return USD Index (the "Index").
» During the period, international equity markets began to recover from steep losses in the first 9 months of 2022, and numerous macro forces which had driven losses in that period – commodity prices, inflation, central bank tightening – lessened, allowing bottom-up stock selection to re-emerge as a significant contributor to performance relative to the Index.
» Numerous markets performed well in the period from October 2022 through January 2023, notably the Eurozone and China/Hong Kong, with the Fund’s exposure to those countries contributing positively to its performance relative to the Index.
» Over the 6-month period, the Fund benefited from growth securities modestly outperforming value securities, mostly due to increased investor fears of a slowing economy in the wake of global bank weakness in March 2023.
» Consistent with the Fund’s active investment style, its outperformance was mostly driven by bottom-up stock selection during the period as the domination of macro factors in the volatile first 9 months of 2022 subsided.
» From a sector standpoint, consumer discretionary, financials, and health care were the biggest contributors to Fund performance, led by stock selection, with industrials, communication services, and information technology the biggest detractors.
» Regionally, an overweighting of the Fund in the Eurozone combined with an underweight in India boosted performance during the period. Additionally, our stock selection in India and Brazil were positive contributors while stock selection in Japan and Germany were the biggest detractors.
» Currency effects were modestly negative as the Fund’s allocations to global companies domiciled in the U.S. and cash position negatively impacted performance as the U.S. dollar weakened during the period.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/1/07)
Without sales charge	-3.31%	7.32%	1.57%	4.88%	5.99%
With sales charge	-7.65%	5.68%	0.64%	4.40%	5.69%
Class C Shares (Incep: 2/1/07)
Without sales charge	-4.16%	6.43%	0.75%	4.06%	5.21%
With sales charge	-5.12%	6.43%	0.75%	4.06%	5.21%
Class I Shares (Incep: 2/1/07)	-2.92%	7.67%	1.89%	5.26%	6.46%
Class R3 Shares (Incep: 2/1/08)	-3.44%	7.12%	1.38%	4.72%	5.08%
Class R4 Shares (Incep: 2/1/08)	-3.33%	7.24%	1.48%	4.83%	5.18%
Class R5 Shares (Incep: 2/1/08)	-2.93%	7.67%	1.90%	5.25%	5.61%
Class R6 Shares (Incep: 2/1/13)	-2.85%	7.78%	1.99%	5.36%	5.82%
MSCI All Country World ex USA Growth Net Total Return USD Index (Since 2/1/07)	-6.35%	9.49%	3.36%	5.08%	3.57%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.36%; C shares, 2.23%; I shares, 1.06%; R3 shares, 2.29%; R4 shares, 2.00%; R5 shares, 1.45%; R6 shares, 1.01%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
14  |   Thornburg Equity Funds Semi-Annual Report

Thornburg Developing World Fund

Investment Goal and
Fund Overview
The Developing World Fund’s primary investment goal is long-term capital appreciation. The Fund invests at least 80% of its assets in equity securities of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund portfolio is diversified to include basic value stocks, companies with consistent earnings, and emerging franchises as described in more detail in the Fund Prospectus.
Performance drivers and detractors for the reporting period ended March 31, 2023
» For the 6-month period ended March 31, 2023, the Fund’s Class I shares returned 13.98%, slightly underperforming the 14.04% of the MSCI Emerging Markets Net Total Return USD Index (the "Index").
» Concerns around U.S. rates and regional banks have driven recent market volatility. While emerging markets (EM) have little-to-no exposure to U.S. banks, EM countries have slightly underperformed the U.S. on a year-to-date basis. A positive tailwind for EM equities is that since many EM central banks have been ahead of the curve in fighting post-COVID-19 inflation last year, real interest rates are positive across many EM economies.
» The Fund’s strong absolute performance was primarily driven by stock selection with its currency allocation decisions also contributing positively to performance. The Fund’s sector allocations detracted from the overall performance during the period.
» On a sector basis, consumer discretionary and industrials contributed positively to the Fund’s performance relative to the Index. However, financials and information technology detracted from the Fund’s performance relative to the Index during the period. In each sector, stock selection was the primary driver of absolute Fund performance.
» On a geographic basis, stock selection and an overweight allocation to the United Arab Emirates contributed positively to, while stock selection within Brazil and China detracted from, the Fund’s performance relative to the Index.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG DEVELOPING WORLD FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG DEVELOPING WORLD FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/16/09)
Without sales charge	-13.30%	7.08%	0.33%	1.88%	4.56%
With sales charge	-17.20%	5.44%	-0.59%	1.42%	4.20%
Class C Shares (Incep: 12/16/09)
Without sales charge	-14.01%	6.23%	-0.45%	1.10%	3.79%
With sales charge	-14.86%	6.23%	-0.45%	1.10%	3.79%
Class I Shares (Incep: 12/16/09)	-13.00%	7.45%	0.70%	2.28%	5.03%
Class R5 Shares (Incep: 2/1/13)	-13.00%	7.46%	0.70%	2.28%	2.61%
Class R6 Shares (Incep: 2/1/13)	-12.88%	7.58%	0.80%	2.38%	2.72%
MSCI Emerging Markets Net Total Return USD Index (Since 12/16/09)	-10.70%	7.83%	-0.91%	2.00%	2.55%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.54%; C shares, 2.36%; I shares, 1.23%; R5 shares, 2.15%; R6 shares, 1.20%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: C shares, 2.33%; I shares, 1.04%; R5 shares, 1.04%; R6 shares, 0.94%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Semi-Annual Report  |  15

Thornburg Small/Mid Cap Core Fund

Investment Goal and
Fund Overview
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income. Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies.
With its core approach to stock selection, the Fund seeks to invest in a broadly diversified portfolio of companies the Fund categorizes as basic values, consistent earners, and emerging franchises, as described in more detail in the Fund Prospectus. The relative proportions of securities invested in each of those categories will vary over time.
Performance drivers and detractors for the reporting period ended March 31, 2023
» For the 6-month period ended March 31, 2023, the Fund’s Class I shares returned 7.15% versus a return of 11.07% for the Russell 2500 Index - Total Return (the "Index").
» The Fund’s underperformance relative to the Index was primarily due to stock selection and market cap allocations.
» Stock selection in the financial sector accounted for most of the Fund’s underperformance relative to the Index. However, stock selection in the health care sector was a major positive contributor to absolute and relative Fund performance versus the Index.
» Sector allocation added a small amount of value as the Fund was underweight in financials and overweight in consumer staples and materials relative to the Index during the period.
» Parsing Fund performance by market caps versus the Index shows stock selection contributing positively to Fund equity holdings with market caps greater than $12 billion and less than $2.5 billion. The market cap range of Fund equity holdings between $2.5 billion and $12 billion accounted for the majority of underperformance relative to the Index during the period.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SMALL/MID CAP CORE FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SMALL/MID CAP CORE FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/2/95)
Without sales charge	-16.24%	11.70%	4.01%	8.58%	8.80%
With sales charge	-20.01%	10.00%	3.06%	8.08%	8.62%
Class C Shares (Incep: 10/2/95)
Without sales charge	-17.05%	10.73%	3.12%	7.71%	7.95%
With sales charge	-17.88%	10.73%	3.12%	7.71%	7.95%
Class I Shares (Incep: 11/2/98)	-15.88%	12.12%	4.38%	8.99%	7.12%
Class R3 Shares (Incep: 7/1/03)	-16.18%	11.72%	4.01%	8.60%	7.04%
Class R4 Shares (Incep: 2/1/07)	-16.10%	11.83%	4.11%	8.70%	5.33%
Class R5 Shares (Incep: 2/1/05)	-15.87%	12.13%	4.38%	8.99%	7.07%
Russell 2500 Index - Total Return (Since 10/2/95)	-10.39%	19.42%	6.65%	9.07%	9.49%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.37%; C shares, 2.34%; I shares, 1.09%; R3 shares, 1.87%; R4 shares, 2.04%; R5 shares, 1.64%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.95%; R3 shares, 1.31%; R4 shares, 1.21%; R5 shares, 0.95%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
16  |   Thornburg Equity Funds Semi-Annual Report

Thornburg Small/Mid Cap Growth Fund

Investment Goal and
Fund Overview
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential. Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies.
The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as consistent earners, disruptors, and emerging franchises, as described in more detail in the Fund Prospectus. The relative proportions of securities invested in each of those categories will vary over time.
Performance drivers and detractors for the reporting period ended March 31, 2023
» For the 6-month period ended March 31, 2023, the Fund’s Class I shares returned 9.53% versus a return of 11.57% for the Russell 2500 Growth Index - Total Return (the "Index").
» The Fund’s underperformance relative to the Index during the period was primarily due to stock selection and market cap allocations.
» The Fund’s stock selection was weakest in the information technology, industrial, and materials sectors and strongest in health care, consumer discretionary and energy sectors.
» Sector allocation was a small detractor to the Fund’s performance relative to the Index due to its slight underweight in energy.
» Dissecting Fund performance by market caps versus the Index shows stock selection contributing positively to Fund equity holdings with market caps greater than $12 billion and less than $2.5 billion. Fund equity holdings in the market cap range between $2.5 billion and $12 billion accounted for the majority of Fund underperformance relative to the Index.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SMALL/MID CAP GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SMALL/MID CAP GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/27/00)
Without sales charge	-17.68%	2.89%	2.40%	6.66%	5.73%
With sales charge	-21.37%	1.32%	1.46%	6.17%	5.51%
Class C Shares (Incep: 12/27/00)
Without sales charge	-18.40%	2.04%	1.56%	5.81%	4.89%
With sales charge	-19.21%	2.04%	1.56%	5.81%	4.89%
Class I Shares (Incep: 11/3/03)	-17.26%	3.30%	2.78%	7.07%	7.59%
Class R3 Shares (Incep: 7/1/03)	-17.68%	2.78%	2.27%	6.53%	7.60%
Class R4 Shares (Incep: 2/1/07)	-17.60%	2.87%	2.37%	6.64%	4.86%
Class R5 Shares (Incep: 10/3/05)	-17.28%	3.29%	2.79%	7.07%	6.71%
Russell 2500 Growth Index - Total Return (Since 12/27/00)	-10.35%	14.75%	6.82%	10.05%	7.56%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.40%; C shares, 2.40%; I shares, 1.10%; R3 shares, 1.92%; R4 shares, 2.97%; R5 shares, 1.52%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: C shares, 2.34%; I shares, 0.95%; R3 shares, 1.46%; R4 shares, 1.36%; R5 shares, 0.95%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Semi-Annual Report  |  17

Thornburg Investment Income Builder Fund

Investment Goal and
Fund Overview
The Investment Income Builder Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.
The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily stocks and bonds. Equity investments normally will be weighted in favor of companies which pay dividends. The Fund may invest in securities of issuers domiciled in or economically tied to countries outside the United States, including developing countries. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers.
See letter beginning on page 8 of this report for a discussion of factors affecting the Fund’s performance for the reporting period ended March 31, 2023.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INVESTMENT INCOME BUILDER FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INVESTMENT INCOME BUILDER FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/24/02)
Without sales charge	-1.21%	15.95%	5.82%	5.68%	8.51%
With sales charge	-5.64%	14.18%	4.85%	5.19%	8.26%
Class C Shares (Incep: 12/24/02)
Without sales charge	-1.96%	15.09%	5.03%	4.90%	7.81%
With sales charge	-2.90%	15.09%	5.03%	4.90%	7.81%
Class I Shares (Incep: 11/3/03)	-0.96%	16.23%	6.09%	5.98%	8.04%
Class R3 Shares (Incep: 2/1/05)	-1.58%	15.51%	5.44%	5.32%	6.68%
Class R4 Shares (Incep: 2/1/08)	-1.51%	15.64%	5.54%	5.42%	5.32%
Class R5 Shares (Incep: 2/1/07)	-1.07%	16.11%	5.97%	5.86%	5.99%
Class R6 Shares (Incep: 4/10/17)	-0.86%	16.34%	6.18%	-	6.64%
MSCI World Net Total Return USD Index (Since 12/24/02)	-7.02%	16.40%	8.01%	8.85%	8.43%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Fund’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows:  A shares, 1.18%; C shares, 1.93%; I shares, 0.93%; R3 shares, 1.67%; R4 shares, 1.54%; R5 shares, 1.16%; R6 shares, 0.89%.  Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following:  R3 shares,1.50%;R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.80%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
30-day SEC Yield as of 3/31/23 (Class A Shares) : 3.82%
* See glossary on page 20.
18  |   Thornburg Equity Funds Semi-Annual Report

Thornburg Summit Fund

Investment Goal and
Fund Overview
The Summit Fund seeks to grow real wealth over time. “Real wealth” for this purpose is a mix of capital appreciation and current income that is intended to exceed the rate of inflation. Under normal conditions the Fund’s investments are expected to emphasize long positions in equity securities and fixed income obligations, though the Fund may also invest a significant amount of its assets in short positions in equity securities and fixed income obligations, in commodities-related investments, in derivative instruments, in currencies, and in cash or cash equivalents.
There are no specific percentage limitations on the amount of the Fund’s portfolio that may be invested in a particular asset class, and the proportions of the Fund’s assets that are invested in the respective asset classes are expected to vary over time and from time to time depending upon Thornburg’s perceptions of which types of investments represent better values and opportunities to achieve the Fund’s investment goal.
Performance drivers and detractors for the reporting period ended March 31, 2023
» For the 6-month period ended March 31, 2023, the Fund’s Class I shares returned 12.40% versus 13.75% for the Fund’s blended benchmark index of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Bond Index (the "Blended Index").
» The Fund’s allocation to equities contributed positively to performance relative to the Index during the semi-annual period while the Fund’s fixed income exposure detracted from returns relative to the Blended Index.
» Within equities, stock selection and an overweight allocation to information technology contributed positively to Fund performance relative to the Blended Index.
» On a geographic basis during the period, the Fund’s stock selection within the United States was a primary driver of performance relative to the Index. Stock selection within Japan and Switzerland detracted from Fund performance results relative to the Blended Index.
» After rapid appreciation over the first three quarters of 2022, the U.S. dollar’s reversal over the past 6 months ended March 31, 2023, was a headwind to the Fund’s relatively high allocation to U.S. dollar-denominated bonds. As a result, the currency effect on the Fund’s fixed income holdings was the primary driver of its underperformance relative to the Blended Index during the period.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SUMMIT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SUMMIT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 1/26/22)
Without sales charge	-3.09%	-	-	-	-2.01%
With sales charge	-7.45%	-	-	-	-5.78%
Class I Shares (Incep: 3/1/19)	-2.87%	15.04%	-	-	10.73%
Blended Index* (Since 3/1/19)	-7.50%	7.69%	-	-	4.57%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Fund’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. There is no sales charge for Class I shares.  As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 9.35%; I shares, 1.25%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.94%; I shares, 0.69%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
* See glossary on page 20.
Thornburg Equity Funds Semi-Annual Report  |  19

Glossary
March 31, 2023 (Unaudited)
The Bloomberg U.S. Aggregate Bond Total Return Index Value USD is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan European Aggregate, and the Asian-Pacific Aggregate indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.
Thornburg Investment Income Builder Fund’s Blended Index is composed of 25% Bloomberg U.S. Aggregate Bond Total Return Index Value USD and 75% MSCI World Net Total Return USD Index, rebalanced monthly.
Thornburg Summit Fund’s Blended Index is composed of 60% MSCI All Country World Net Total Return USD Index and 40% Bloomberg Global Aggregate Bond Index.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
The MSCI World Net Total Return USD Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country World Net Total Return USD Index is a market capitalization weighted index that is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, the Middle East, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country World ex USA Net Total Return USD Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.
The MSCI All Country World ex USA Growth Net Total Return USD Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.
The MSCI All Country World ex USA ESG Leaders Index is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers. The Index consists of large and mid-cap companies across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries.
The MSCI All Country World ex USA Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 22 Developed and 24 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
The MSCI All Country World ex USA Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 22 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.
The MSCI World ESG Leaders Index is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers. MSCI World ESG Leaders Index is constructed by aggregating the following regional Index MSCI Pacific ESG Leaders Index, MSCI Europe & Middle East ESG Leaders Index, MSCI Canada ESG Leaders Index and MSCI USA ESG Leaders Index. The parent index is MSCI World Index, which consists of large and mid-cap companies in 23 Developed Markets Countries.
The MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The Russell 2500 Index - Total Return measures the performance of the 2,500 smallest companies in the Russell 3000 Index, with a weighted average market capitalization of approximately $4.3 billion, median capitalization of $1.2 billion and market capitalization of the largest company of $18.7 billion.
The Russell 2500 Growth Index - Total Return measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology. Source: Frank Russell Company.
Net Adjusted S&P 500 Index – For illustration purposes, the net adjusted S&P 500 Index adjusts the total return of the S&P 500 Index to reflect the same net exposure as the Fund.
P/E - Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the Fund’s future performance.
Price/Book ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.
Yield to Worst (YTW) – The lowest potential yield that can be received on a bond without the issuer actually defaulting.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Any securities, sectors, or countries mentioned are for illustration purposes only. Holdings are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.
The information given should not be considered tax advice. Please consult your tax advisor for personal tax questions and concerns.
20   |  Thornburg Equity Funds Semi-Annual Report

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Thornburg Equity Funds Semi-Annual Report  |  21

The Dividend Landscape
Thornburg Investment Income Builder Fund  |  March 31, 2023 (Unaudited)
To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”
The S&P 500 Index Payout Ratio — A Historical Perspective
The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.
Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process
The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.
Rising Dividend Payments Despite Decreasing Dividend Yields
Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.
S&P 500 Index Payout Ratio
Source: Bloomberg, beginning in 1999 (uses operating earnings); “Irrational Exuberance”
by Robert J. Shiller, through 1998 (uses reported earnings).
Percentage of Companies Paying Dividends in Russell 1000 Index
Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet.
S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $100,000 Investment (Dividends not Reinvested)
Source: Bloomberg and FactSet as of 3/31/23.
Past performance does not guarantee future results.

22  |  Thornburg Equity Funds Semi-Annual Report

The Dividend Landscape, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2023 (Unaudited)
The Top 100 Dividend Yields
	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Financials	34%	39%
Real Estate	31%	29%
Consumer Discretionary	13%	8%
Energy	6%	9%
Materials	5%	3%
Consumer Staples	3%	3%
Health Care	2%	0%
Information Technology	2%	1%
Communication Services	2%	1%
Industrials	1%	6%
Utilities	1%	1%
Source: FactSet as of March 31, 2023.
Estimated Average Dividend Yields (MSCI Indices) of Markets Around the Globe
Source: Bloomberg as of March 31, 2023.
A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!
In the (large cap) Russell 1000 Index, 65% of the top 100 dividend payers are in the financials and real estate sectors. In the (small cap) Russell 2000 Index, 68% of the top 100 dividend-yielding stocks are real estate or financials companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We certainly do.
Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.
Global Diversification Can Improve the Portfolio Yield
Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we seek to maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.
Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.
Dividends are not guaranteed.

Thornburg Equity Funds Semi-Annual Report  |  23

Fund Summary
Thornburg Global Opportunities Fund  |  March 31, 2023 (Unaudited)
Fund Summary
ASSET STRUCTURE
MARKET CAPITALIZATION EXPOSURE
TOP TEN EQUITY HOLDINGS
TotalEnergies SE	5.2%
Meta Platforms, Inc. Class A	4.7%
Bank of Ireland Group plc	4.6%
BNP Paribas SA	4.3%
Reliance Industries Ltd.	3.9%
Alphabet, Inc. Class A	3.8%
Samsung Electronics Co. Ltd.	3.8%
Citigroup, Inc.	3.8%
OCI NV	3.6%
TJX Companies, Inc.	3.3%

SECTOR EXPOSURE
Financials	21.0%
Consumer Discretionary	15.6%
Communication Services	14.9%
Energy	11.8%
Information Technology	10.9%
Materials	10.3%
Industrials	7.7%
Health Care	4.2%
Consumer Staples	1.9%
Other Assets Less Liabilities	1.7%

TOP TEN INDUSTRY GROUPS
Banks	12.6%
Energy	11.8%
Media & Entertainment	11.4%
Materials	10.3%
Consumer Discretionary Distribution & Retail	6.3%
Financial Services	5.9%
Consumer Services	5.1%
Capital Goods	4.7%
Semiconductors & Semiconductor Equipment	4.4%
Pharmaceuticals, Biotechnology & Life Sciences	4.2%

THORNBURG GLOBAL OPPORTUNITIES FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129
Class R6	THOGX	885-216-655
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

24  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg International Equity Fund  |  March 31, 2023 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
TotalEnergies SE	4.0%
Alibaba Group Holding Ltd.	3.7%
Kweichow Moutai Co. Ltd. Class A	3.6%
Tencent Holdings Ltd.	3.4%
ABB Ltd.	3.2%
Canadian Pacific Railway Ltd.	3.1%
L’Oreal SA	3.1%
Galaxy Entertainment Group Ltd.	3.0%
Seven & i Holdings Co. Ltd.	2.8%
Roche Holding AG	2.8%

SECTOR EXPOSURE
Industrials	17.1%
Financials	13.3%
Consumer Discretionary	13.1%
Consumer Staples	11.4%
Communication Services	8.6%
Utilities	8.3%
Information Technology	7.4%
Health Care	6.7%
Materials	6.3%
Energy	5.1%
Other Assets Less Liabilities	2.7%

TOP TEN INDUSTRY GROUPS
Capital Goods	12.4%
Utilities	8.3%
Materials	6.3%
Banks	6.2%
Consumer Services	5.5%
Pharmaceuticals, Biotechnology & Life Sciences	5.4%
Media & Entertainment	5.3%
Energy	5.1%
Household & Personal Products	4.2%
Consumer Durables & Apparel	3.9%

THORNBURG INTERNATIONAL EQUITY FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TGVAX	885-215-657
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Semi-Annual Report  |  25

Fund Summary
Thornburg Better World International Fund  |  March 31, 2023 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Tencent Holdings Ltd.	3.7%
L’Oreal SA	3.0%
SAP SE	2.9%
Canadian Pacific Railway Ltd.	2.9%
Seven & i Holdings Co. Ltd.	2.9%
ABB Ltd.	2.7%
Meituan Class B	2.7%
NVIDIA Corp.	2.5%
Hitachi Ltd.	2.5%
Alibaba Group Holding Ltd. Sponsored ADR	2.5%

SECTOR EXPOSURE
Industrials	17.1%
Health Care	15.1%
Information Technology	13.0%
Consumer Staples	12.8%
Communication Services	9.1%
Financials	9.0%
Consumer Discretionary	8.9%
Materials	4.1%
Utilities	2.5%
Other Assets Less Liabilities	8.4%

TOP TEN INDUSTRY GROUPS
Pharmaceuticals, Biotechnology & Life Sciences	11.3%
Capital Goods	9.0%
Consumer Staples Distribution & Retail	7.0%
Software & Services	6.3%
Banks	5.6%
Media & Entertainment	5.3%
Commercial & Professional Services	5.2%
Household & Personal Products	4.8%
Materials	4.1%
Consumer Services	4.1%

THORNBURG BETTER WORLD INTERNATIONAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

26  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg International Growth Fund  |  March 31, 2023 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Nestle SA	5.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.2%
AstraZeneca plc	5.1%
ASML Holding NV	4.7%
LVMH Moet Hennessy Louis Vuitton SE	3.9%
Keyence Corp.	3.4%
Novo Nordisk AS Sponsored ADR	3.1%
Tencent Holdings Ltd.	3.0%
Diageo plc	2.9%
Lonza Group AG	2.8%

SECTOR EXPOSURE
Information Technology	18.2%
Health Care	16.2%
Consumer Discretionary	16.1%
Consumer Staples	14.9%
Financials	12.2%
Communication Services	8.1%
Industrials	6.6%
Materials	4.6%
Energy	1.6%
Other Assets Less Liabilities	1.5%

TOP TEN INDUSTRY GROUPS
Pharmaceuticals, Biotechnology & Life Sciences	15.4%
Semiconductors & Semiconductor Equipment	12.0%
Food, Beverage & Tobacco	10.4%
Financial Services	7.3%
Consumer Discretionary Distribution & Retail	6.5%
Media & Entertainment	6.5%
Materials	4.6%
Consumer Durables & Apparel	3.9%
Capital Goods	3.7%
Consumer Services	3.7%

THORNBURG INTERNATIONAL GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Semi-Annual Report  |  27

Fund Summary
Thornburg Developing World Fund  |  March 31, 2023 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd.	7.1%
Tencent Holdings Ltd.	5.4%
Yum China Holdings, Inc.	4.2%
AIA Group Ltd.	3.8%
Alibaba Group Holding Ltd.	3.4%
Samsung Electronics Co. Ltd.	3.4%
Naspers Ltd. Class N	2.8%
HDFC Bank Ltd.	2.7%
Americana Restaurants International plc	2.7%
Hon Hai Precision Industry Co. Ltd.	2.6%

SECTOR EXPOSURE
Financials	24.9%
Consumer Discretionary	22.4%
Information Technology	16.6%
Consumer Staples	8.5%
Communication Services	6.7%
Industrials	5.4%
Materials	4.1%
Utilities	3.7%
Energy	2.5%
Health Care	1.4%
Other Assets Less Liabilities	3.8%

TOP TEN INDUSTRY GROUPS
Banks	14.3%
Consumer Discretionary Distribution & Retail	11.4%
Consumer Services	9.2%
Semiconductors & Semiconductor Equipment	8.1%
Financial Services	6.8%
Consumer Staples Distribution & Retail	6.3%
Technology Hardware & Equipment	6.0%
Media & Entertainment	5.4%
Materials	4.1%
Transportation	3.9%

THORNBURG DEVELOPING WORLD FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838
Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

28  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg Small/Mid Cap Core Fund  |  March 31, 2023 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Casella Waste Systems, Inc. Class A	3.6%
AES Corp.	3.4%
Clean Harbors, Inc.	3.4%
Agilysys, Inc.	3.1%
BJ’s Wholesale Club Holdings, Inc.	3.0%
Deckers Outdoor Corp.	2.9%
Sensient Technologies Corp.	2.8%
LPL Financial Holdings, Inc.	2.7%
Teledyne Technologies, Inc.	2.7%
TechnipFMC plc	2.6%

SECTOR EXPOSURE
Industrials	20.4%
Information Technology	15.6%
Health Care	11.0%
Financials	9.8%
Energy	8.7%
Consumer Discretionary	7.9%
Materials	7.9%
Consumer Staples	7.3%
Real Estate	3.7%
Utilities	3.4%
Communication Services	3.2%
Other Assets Less Liabilities	1.1%

TOP TEN INDUSTRY GROUPS
Capital Goods	11.4%
Commercial & Professional Services	9.0%
Energy	8.7%
Software & Services	8.2%
Materials	7.9%
Health Care Equipment & Services	7.1%
Financial Services	6.2%
Technology Hardware & Equipment	4.8%
Food, Beverage & Tobacco	4.3%
Consumer Durables & Apparel	4.0%

THORNBURG SMALL/MID CAP CORE FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TVAFX	885-215-731
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Semi-Annual Report  |  29

Fund Summary
Thornburg Small/Mid Cap Growth Fund  |  March 31, 2023 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Casella Waste Systems, Inc. Class A	3.9%
Bentley Systems, Inc. Class B	3.7%
Shockwave Medical, Inc.	3.4%
Teledyne Technologies, Inc.	3.2%
TechnipFMC plc	3.1%
WillScot Mobile Mini Holdings Corp.	2.9%
Calix, Inc.	2.9%
Liberty Media Corp-Liberty Formula One Class C	2.8%
Chart Industries, Inc.	2.8%
On Holding AG Class A	2.6%

SECTOR EXPOSURE
Information Technology	23.2%
Health Care	21.0%
Industrials	20.7%
Consumer Discretionary	11.4%
Consumer Staples	8.0%
Financials	5.4%
Energy	5.3%
Communication Services	2.8%
Materials	1.6%
Other Assets Less Liabilities	0.6%

TOP TEN INDUSTRY GROUPS
Software & Services	11.2%
Pharmaceuticals, Biotechnology & Life Sciences	10.9%
Health Care Equipment & Services	10.1%
Capital Goods	9.5%
Commercial & Professional Services	8.3%
Food, Beverage & Tobacco	6.7%
Technology Hardware & Equipment	6.1%
Semiconductors & Semiconductor Equipment	5.9%
Energy	5.3%
Consumer Durables & Apparel	4.4%

THORNBURG SMALL/MID CAP GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

30  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg Investment Income Builder Fund  |  March 31, 2023 (Unaudited)
PORTFOLIO COMPOSITION
TOP TEN LONG HOLDINGS
Orange SA	5.1%
TotalEnergies SE	4.7%
Broadcom, Inc.	3.6%
BNP Paribas SA	3.5%
Enel SpA	3.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.9%
CME Group, Inc.	2.8%
Vodafone Group plc	2.6%
Tesco plc	2.6%
Assicurazioni Generali SpA	2.6%

SECTOR EXPOSURE (percent of equity holdings)
Financials	24.5%
Information Technology	14.3%
Health Care	12.6%
Communication Services	12.3%
Energy	9.2%
Utilities	8.7%
Materials	6.5%
Consumer Discretionary	3.9%
Industrials	3.8%
Consumer Staples	3.8%
Real Estate	0.4%
Thornburg Equity Funds Semi-Annual Report  |  31

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2023 (Unaudited)
QUARTERLY DIVIDEND HISTORY, CLASS A
YEAR	Q1	Q2	Q3	Q4	TOTAL
2003	9.2¢	11.2¢	12.4¢	17.5¢	50.3¢
2004	10.2¢	12.5¢	15.0¢	21.8¢	59.5¢
2005	11.0¢	13.6¢	17.4¢	29.0¢	71.0¢
2006	12.5¢	16.0¢	19.2¢	33.0¢	80.7¢
2007	14.2¢	18.5¢	21.5¢	36.8¢	91.0¢
2008	17.9¢	21.8¢	26.0¢	36.8¢	102.5¢
2009	18.0¢	24.2¢	28.0¢	34.5¢	104.7¢
2010	19.8¢	25.0¢	32.0¢	36.0¢	112.8¢
2011	21.0¢	26.0¢	32.0¢	37.5¢	116.5¢
2012	21.5¢	26.0¢	28.5¢	36.0¢	112.0¢
2013	21.5¢	25.3¢	25.0¢	24.5¢	96.3¢
2014	22.5¢	24.0¢	27.0¢	26.0¢	99.5¢
2015	16.5¢	20.0¢	20.0¢	25.3¢	81.8¢
2016	17.0¢	18.5¢	19.5¢	21.5¢	76.5¢
2017	17.0¢	20.0¢	26.0¢	29.5¢	92.5¢
2018	18.0¢	20.0¢	24.0¢	28.0¢	90.0¢
2019	19.0¢	21.5¢	25.0¢	30.0¢	95.5¢
2020	19.0¢	19.0¢	21.0¢	29.0¢	88.0¢
2021	22.5¢	27.5¢	31.0¢	43.5¢	124.5¢
2022	20.0¢	25.0¢	29.0¢	38.8¢	112.8¢
2023	21.0¢
We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.
32  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2023 (Unaudited)
EVOLUTION OF INDUSTRY GROUP EXPOSURE
Top 10 industry groups quarter by quarter (percent of equity holdings)
As of 3/31/2023
Pharmaceuticals, Biotechnology & Life Sciences	12.4%
Telecommunication Services	12.3%
Semiconductors & Semiconductor Equipment	10.1%
Banks	9.6%
Energy	9.2%
Utilities	8.7%
Financial Services	7.8%
Insurance	7.1%
Materials	6.5%
Technology Hardware & Equipment	4.1%

As of 12/31/2022
Pharmaceuticals, Biotechnology & Life Sciences	12.6%
Telecommunication Services	11.1%
Energy	10.7%
Banks	10.4%
Semiconductors & Semiconductor Equipment	9.6%
Diversified Financials	8.6%
Insurance	7.4%
Utilities	7.0%
Materials	6.4%
Technology Hardware & Equipment	4.1%

As of 9/30/2022
Pharmaceuticals, Biotechnology & Life Sciences	12.5%
Telecommunication Services	10.8%
Energy	10.6%
Semiconductors & Semiconductor Equipment	10.2%
Banks	9.9%
Diversified Financials	9.6%
Insurance	8.1%
Materials	6.6%
Utilities	5.7%
Technology Hardware & Equipment	4.1%

As of 6/30/2022
Pharmaceuticals, Biotechnology & Life Sciences	13.9%
Telecommunication Services	12.1%
Semiconductors & Semiconductor Equipment	10.3%
Diversified Financials	9.8%
Banks	9.4%
Insurance	8.0%
Energy	7.8%
Utilities	7.3%
Materials	5.9%
Technology Hardware & Equipment	4.1%

THORNBURG INVESTMENT INCOME BUILDER FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236
Class R6	TIBOX	885-216-663
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Thornburg Equity Funds Semi-Annual Report  |  33

Fund Summary
Thornburg Summit Fund  |  March 31, 2023 (Unaudited)
PORTFOLIO COMPOSITION
SECTOR EXPOSURE (percent of equity holdings)
Information Technology	21.0%
Financials	17.1%
Health Care	12.5%
Communication Services	11.7%
Consumer Discretionary	9.6%
Exchange Traded Funds	7.3%
Energy	5.9%
Materials	5.4%
Consumer Staples	4.8%
Industrials	4.7%
TOP TEN LONG HOLDINGS
Microsoft Corp.	2.1%
Roche Holding AG	1.9%
Apple, Inc.	1.6%
Visa, Inc. Class A	1.5%
ASML Holding NV	1.4%
Alphabet, Inc. Class A	1.4%
Nintendo Co. Ltd.	1.3%
Nestle SA	1.2%
Deutsche Telekom AG	1.2%
SAP SE	1.2%

THORNBURG SUMMIT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSAMX	885-216-358
Class I	TSUMX	885-216-580
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes. Class A shares are not currently available for purchase.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

34  |  Thornburg Equity Funds Semi-Annual Report

Schedule of Investments
Thornburg Global Opportunities Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 98.3%
	Automobiles & Components — 3.0%
	Automobiles — 3.0%
	Mercedes-Benz Group AG	400,248	$ 30,723,398
			30,723,398
	Banks — 12.6%
	Banks — 12.6%
	Bank of Ireland Group plc	4,681,887	47,342,666
	BNP Paribas SA	734,002	43,948,545
	Citigroup, Inc.	819,908	38,445,486
			129,736,697
	Capital Goods — 4.7%
	Aerospace & Defense — 0.8%
	L3Harris Technologies, Inc.	43,120	8,461,869
	Electrical Equipment — 2.4%
	Vestas Wind Systems AS	845,636	24,497,451
	Machinery — 1.5%
	Techtronic Industries Co. Ltd.	1,424,254	15,394,839
			48,354,159
	Commercial & Professional Services — 3.0%
	Professional Services — 3.0%
[a]	CACI International, Inc. Class A	103,000	30,516,840
			30,516,840
	Consumer Discretionary Distribution & Retail — 6.3%
	Broadline Retail — 3.0%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	271,331	27,724,601
	JD.com, Inc. Class A	155,539	3,408,032
	Specialty Retail — 3.3%
	TJX Companies, Inc.	434,961	34,083,544
			65,216,177
	Consumer Durables & Apparel — 1.2%
	Household Durables — 1.2%
	Barratt Developments plc	2,105,444	12,116,284
			12,116,284
	Consumer Services — 5.1%
	Hotels, Restaurants & Leisure — 5.1%
[a]	Booking Holdings, Inc.	8,261	21,911,559
[a]	Galaxy Entertainment Group Ltd.	4,537,928	30,320,682
[a,b]	Meituan Class B	37,302	681,899
			52,914,140
	Consumer Staples Distribution & Retail — 1.9%
	Consumer Staples Distribution & Retail — 1.9%
	Tesco plc	6,007,355	19,690,147
			19,690,147
	Energy — 11.8%
	Oil, Gas & Consumable Fuels — 11.8%
	Reliance Industries Ltd.	1,401,727	39,757,315
	Shell plc	954,694	27,426,833
	TotalEnergies SE	913,210	53,836,848
			121,020,996
	Financial Services — 5.9%
	Capital Markets — 3.0%
	Charles Schwab Corp.	589,967	30,902,472
	Consumer Finance — 2.9%
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 35

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Capital One Financial Corp.	305,088	$ 29,337,262
			60,239,734
	Insurance — 2.5%
	Insurance — 2.5%
	NN Group NV	698,279	25,338,706
			25,338,706
	Materials — 10.3%
	Chemicals — 3.6%
	OCI NV	1,095,849	37,150,889
	Metals & Mining — 6.7%
	First Quantum Minerals Ltd.	675,042	15,518,724
	Freeport-McMoRan, Inc.	586,699	24,001,856
	Mineral Resources Ltd.	549,665	29,610,669
			106,282,138
	Media & Entertainment — 11.4%
	Interactive Media & Services — 11.4%
[a]	Alphabet, Inc. Class A	377,440	39,151,851
[a]	Meta Platforms, Inc. Class A	229,258	48,588,941
	Tencent Holdings Ltd.	601,313	29,552,804
			117,293,596
	Pharmaceuticals, Biotechnology & Life Sciences — 4.2%
	Pharmaceuticals — 4.2%
	Pfizer, Inc.	571,041	23,298,473
	Roche Holding AG	68,837	19,632,783
			42,931,256
	Semiconductors & Semiconductor Equipment — 4.4%
	Semiconductors & Semiconductor Equipment — 4.4%
[a]	Qorvo, Inc.	204,746	20,796,051
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,373,114	24,037,105
			44,833,156
	Software & Services — 2.7%
	Software — 2.7%
	SAP SE	225,215	28,347,149
			28,347,149
	Technology Hardware & Equipment — 3.8%
	Technology Hardware, Storage & Peripherals — 3.8%
	Samsung Electronics Co. Ltd.	789,839	38,829,125
			38,829,125
	Telecommunication Services — 3.5%
	Diversified Telecommunication Services — 3.5%
[a]	Converge Information and Communications Technology Solutions, Inc.	33,263,215	7,831,678
	Deutsche Telekom AG	1,146,154	27,781,137
			35,612,815
	Total Common Stock (Cost $735,472,107)		1,009,996,513
	Short-Term Investments — 2.0%
[c]	Thornburg Capital Management Fund	1,995,679	19,956,792
	Total Short-Term Investments (Cost $19,956,792)		19,956,792
	Total Investments — 100.3% (Cost $755,428,899)		$1,029,953,305
	Liabilities Net of Other Assets — (0.3)%		(2,703,660)
	Net Assets — 100.0%		$1,027,249,645
36 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  March 31, 2023 (Unaudited)
Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2023
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	17,887,800	4/17/2023	22,072,328	$ —	$ (185,352)
Euro	SSB	Sell	55,786,000	5/22/2023	60,663,621	—	(732,108)
Euro	BBH	Sell	55,786,000	5/22/2023	60,663,622	—	(729,375)

Total						—	$ (1,646,835)

Net unrealized appreciation (depreciation)							$ (1,646,835)

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $681,899, representing 0.07% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
United States	36.6%
France	9.7%
Netherlands	8.9%
Germany	8.6%
China	6.1%
Ireland	4.7%
India	3.9%
South Korea	3.8%
United Kingdom	3.2%
Macao	3.0%
Australia	2.9%
Denmark	2.4%
Taiwan	2.4%
Zambia	1.5%
Hong Kong	1.5%
Philippines	0.8%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 37

Schedule of Investments
Thornburg International Equity Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 97.3%
	Banks — 6.2%
	Banks — 6.2%
	BNP Paribas Emissions- und Handelsgesellschaft mbH	4,929,917	$ 58,437,184
	BNP Paribas SA	214,355	12,834,557
	China Merchants Bank Co. Ltd. Class A	13,127,193	65,465,472
	United Overseas Bank Ltd.	857,361	19,172,726
			155,909,939
	Capital Goods — 12.4%
	Aerospace & Defense — 2.5%
	Safran SA	419,529	62,122,854
	Construction & Engineering — 2.3%
	Ferrovial SA	1,988,714	58,426,632
	Electrical Equipment — 5.8%
	ABB Ltd.	2,357,979	80,845,730
	Schneider Electric SE	399,041	66,506,545
	Industrial Conglomerates — 1.8%
	Hitachi Ltd.	846,548	46,237,365
			314,139,126
	Commercial & Professional Services — 1.6%
	Professional Services — 1.6%
	Recruit Holdings Co. Ltd.	1,514,469	41,632,927
			41,632,927
	Consumer Discretionary Distribution & Retail — 3.7%
	Broadline Retail — 3.7%
[a]	Alibaba Group Holding Ltd.	7,280,310	93,114,960
			93,114,960
	Consumer Durables & Apparel — 3.9%
	Household Durables — 2.6%
	Sony Group Corp.	736,804	66,507,972
	Textiles, Apparel & Luxury Goods — 1.3%
	LVMH Moet Hennessy Louis Vuitton SE	35,373	32,392,885
			98,900,857
	Consumer Services — 5.5%
	Hotels, Restaurants & Leisure — 5.5%
	Galaxy Entertainment Group Ltd.	11,258,672	75,226,098
[a,b]	Meituan Class B	3,430,209	62,705,893
			137,931,991
	Consumer Staples Distribution & Retail — 3.6%
	Consumer Staples Distribution & Retail — 3.6%
	Alimentation Couche-Tard, Inc.	374,804	18,844,197
	Seven & i Holdings Co. Ltd.	1,586,610	71,398,944
			90,243,141
	Energy — 5.1%
	Oil, Gas & Consumable Fuels — 5.1%
	Shell plc	965,617	27,740,634
	TotalEnergies SE	1,710,813	100,858,267
			128,598,901
	Financial Services — 3.9%
	Capital Markets — 2.9%
	B3 SA - Brasil Bolsa Balcao	7,410,300	15,132,162
	Hong Kong Exchanges & Clearing Ltd.	1,299,960	57,662,654
	Financial Services — 1.0%
[a,b]	Adyen NV	8,669	13,718,712
	Fidelity National Information Services, Inc.	201,133	10,927,556
38 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Equity Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
			97,441,084
	Food, Beverage & Tobacco — 3.6%
	Beverages — 3.6%
	Kweichow Moutai Co. Ltd. Class A	339,320	$ 89,868,434
			89,868,434
	Health Care Equipment & Services — 1.3%
	Health Care Equipment & Supplies — 1.3%
	Alcon, Inc.	113,162	7,982,447
	Olympus Corp.	1,486,973	25,965,332
			33,947,779
	Household & Personal Products — 4.2%
	Personal Care Products — 4.2%
	L’Oreal SA	174,441	77,800,787
	Shiseido Co. Ltd.	594,439	27,672,585
			105,473,372
	Insurance — 3.2%
	Insurance — 3.2%
	Assicurazioni Generali SpA	1,879,745	37,469,160
	NN Group NV	1,172,956	42,563,484
			80,032,644
	Materials — 6.3%
	Chemicals — 5.6%
	Air Liquide SA	308,195	51,539,414
	Akzo Nobel NV	344,414	26,885,750
	Linde plc	178,867	62,869,320
	Metals & Mining — 0.7%
	Norsk Hydro ASA	2,314,783	17,200,913
			158,495,397
	Media & Entertainment — 5.3%
	Entertainment — 1.9%
	Nintendo Co. Ltd.	1,229,797	47,524,673
	Interactive Media & Services — 3.4%
	Tencent Holdings Ltd.	1,739,369	85,484,982
			133,009,655
	Pharmaceuticals, Biotechnology & Life Sciences — 5.4%
	Pharmaceuticals — 5.4%
	AstraZeneca plc	475,543	65,890,227
	Roche Holding AG	249,910	71,276,042
			137,166,269
	Semiconductors & Semiconductor Equipment — 3.4%
	Semiconductors & Semiconductor Equipment — 3.4%
	NVIDIA Corp.	107,189	29,773,889
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	608,526	56,605,088
			86,378,977
	Software & Services — 1.2%
	Software — 1.2%
	Constellation Software, Inc.	16,210	30,475,880
[a]	Lumine Group, Inc.	48,636	529,364
			31,005,244
	Technology Hardware & Equipment — 2.8%
	Electronic Equipment, Instruments & Components — 2.8%
	Keyence Corp.	145,428	70,591,863
			70,591,863
	Telecommunication Services — 3.3%
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 39

Schedule of Investments, Continued
Thornburg International Equity Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Diversified Telecommunication Services — 2.0%
	Orange SA	4,241,403	$ 50,377,022
	Wireless Telecommunication Services — 1.3%
	Vodafone Group plc	29,064,854	32,017,964
			82,394,986
	Transportation — 3.1%
	Ground Transportation — 3.1%
	Canadian Pacific Railway Ltd.	1,016,066	78,176,118
			78,176,118
	Utilities — 8.3%
	Electric Utilities — 5.7%
	Endesa SA	2,030,396	44,039,285
	Enel SpA	8,556,297	52,214,639
	Iberdrola SA	3,798,970	47,318,000
	Multi-Utilities — 2.6%
	E.ON SE	5,236,572	65,309,210
			208,881,134
	Total Common Stock (Cost $2,112,359,701)		2,453,334,798
	Short-Term Investments — 5.3%
[c]	Thornburg Capital Management Fund	13,336,564	133,365,643
	Total Short-Term Investments (Cost $133,365,643)		133,365,643
	Total Investments — 102.6% (Cost $2,245,725,344)		$2,586,700,441
	Liabilities Net of Other Assets — (2.6)%		(64,901,837)
	Net Assets — 100.0%		$2,521,798,604

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $76,424,605, representing 3.03% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
40 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Equity Fund  |  March 31, 2023 (Unaudited)
COUNTRY EXPOSURE * (percent of equity holdings)
Japan	16.2%
China	16.2%
France	15.8%
United States	9.8%
Netherlands	6.9%
Spain	6.1%
Canada	5.2%
United Kingdom	4.0%
Italy	3.7%
Switzerland	3.6%
Macao	3.1%
Germany	2.7%
Hong Kong	2.3%
Taiwan	2.3%
Singapore	0.8%
Norway	0.7%
Brazil	0.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 41

Schedule of Investments
Thornburg Better World International Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 91.6%
	Banks — 5.6%
	Banks — 5.6%
	Bank of Montreal	13,471	$ 1,199,881
	BNP Paribas SA	163,925	9,815,048
	National Australia Bank Ltd.	298,700	5,534,743
	United Overseas Bank Ltd.	546,200	12,214,391
			28,764,063
	Capital Goods — 9.0%
	Electrical Equipment — 5.0%
	ABB Ltd.	403,888	13,847,715
	Schneider Electric SE	71,445	11,907,448
	Industrial Conglomerates — 2.5%
	Hitachi Ltd.	235,000	12,835,398
	Trading Companies & Distributors — 1.5%
	Ashtead Group plc	121,697	7,443,214
			46,033,775
	Commercial & Professional Services — 5.2%
	Commercial Services & Supplies — 3.7%
	Daiei Kankyo Co. Ltd.	285,200	3,761,139
	Tetra Tech, Inc.	35,362	5,195,031
	Waste Connections, Inc.	72,460	10,077,012
	Professional Services — 1.5%
	Recruit Holdings Co. Ltd.	265,200	7,290,379
			26,323,561
	Consumer Discretionary Distribution & Retail — 2.5%
	Broadline Retail — 2.5%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	125,066	12,779,244
			12,779,244
	Consumer Durables & Apparel — 2.3%
	Household Durables — 1.8%
	Sony Group Corp.	103,183	9,313,864
	Textiles, Apparel & Luxury Goods — 0.5%
	LVMH Moet Hennessy Louis Vuitton SE	1,418	1,298,536
[a]	On Holding AG Class A	41,878	1,299,474
			11,911,874
	Consumer Services — 4.1%
	Hotels, Restaurants & Leisure — 4.1%
	McDonald’s Corp.	26,300	7,353,743
[a,b]	Meituan Class B	743,577	13,592,950
			20,946,693
	Consumer Staples Distribution & Retail — 7.0%
	Consumer Staples Distribution & Retail — 7.0%
	Alimentation Couche-Tard, Inc.	214,996	10,809,455
	Costco Wholesale Corp.	20,982	10,425,326
	Seven & i Holdings Co. Ltd.	325,700	14,656,807
			35,891,588
	Financial Services — 3.4%
	Capital Markets — 1.1%
	B3 SA - Brasil Bolsa Balcao	2,786,907	5,690,988
	Financial Services — 2.3%
[a,b]	Adyen NV	3,399	5,378,925
	Fidelity National Information Services, Inc.	113,838	6,184,818
			17,254,731
	Food, Beverage & Tobacco — 1.0%
42 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Better World International Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Food Products — 1.0%
	Nestle SA	41,840	$ 5,096,985
			5,096,985
	Health Care Equipment & Services — 3.8%
	Health Care Equipment & Supplies — 3.8%
	Alcon, Inc.	130,648	9,238,675
[a]	Inspire Medical Systems, Inc.	22,478	5,261,425
	Olympus Corp.	276,500	4,828,208
			19,328,308
	Household & Personal Products — 4.8%
	Personal Care Products — 4.8%
	L’Oreal SA	34,511	15,391,926
	Shiseido Co. Ltd.	199,000	9,263,935
			24,655,861
	Materials — 4.1%
	Chemicals — 2.5%
	Air Liquide SA	17,157	2,869,163
	Linde plc	19,709	6,927,446
	OCI NV	87,812	2,976,956
	Metals & Mining — 1.6%
	Norsk Hydro ASA	1,131,022	8,404,507
			21,178,072
	Media & Entertainment — 5.3%
	Entertainment — 1.6%
	Nintendo Co. Ltd.	210,300	8,126,901
	Interactive Media & Services — 3.7%
	Tencent Holdings Ltd.	390,500	19,191,952
			27,318,853
	Pharmaceuticals, Biotechnology & Life Sciences — 11.3%
	Biotechnology — 1.6%
[a,b]	Innovent Biologics, Inc.	1,810,500	8,106,992
	Life Sciences Tools & Services — 3.4%
	Lonza Group AG	14,665	8,773,835
[a,b]	Wuxi Biologics Cayman, Inc.	1,403,000	8,686,200
	Pharmaceuticals — 6.3%
	Novartis AG	112,415	10,291,142
	Novo Nordisk A/S Class B	77,082	12,183,924
	Roche Holding AG	33,651	9,597,495
			57,639,588
	Semiconductors & Semiconductor Equipment — 3.8%
	Semiconductors & Semiconductor Equipment — 3.8%
	NVIDIA Corp.	46,756	12,987,414
	Taiwan Semiconductor Manufacturing Co. Ltd.	374,000	6,547,073
			19,534,487
	Software & Services — 6.3%
	Information Technology Services — 1.2%
	Nomura Research Institute Ltd.	255,700	5,902,621
	Software — 5.1%
	Constellation Software, Inc.	5,937	11,161,955
[a]	Lumine Group, Inc.	17,813	193,880
	SAP SE	117,578	14,799,197
			32,057,653
	Technology Hardware & Equipment — 2.9%
	Electronic Equipment, Instruments & Components — 2.9%
	Halma plc	139,951	3,848,223
	Keyence Corp.	22,500	10,921,672
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 43

Schedule of Investments, Continued
Thornburg Better World International Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
			14,769,895
	Telecommunication Services — 3.8%
	Diversified Telecommunication Services — 1.6%
	Orange SA	690,644	$ 8,203,085
	Wireless Telecommunication Services — 2.2%
	Vodafone Group plc Sponsored ADR	990,978	10,940,397
			19,143,482
	Transportation — 2.9%
	Ground Transportation — 2.9%
	Canadian Pacific Railway Ltd.	191,457	14,730,702
			14,730,702
	Utilities — 2.5%
	Electric Utilities — 2.5%
	Enel SpA	1,052,065	6,420,206
	Iberdrola SA	505,414	6,295,175
			12,715,381
	Total Common Stock (Cost $459,208,014)		468,074,796
	Exchange-Traded Funds — 0.3%
	KraneShares Global Carbon Strategy ETF	44,878	1,779,413
	Total Exchange-Traded Funds (Cost $1,622,730)		1,779,413
	Short-Term Investments — 7.8%
[c]	Thornburg Capital Management Fund	3,998,073	39,980,730
	Total Short-Term Investments (Cost $39,980,730)		39,980,730
	Total Investments — 99.7% (Cost $500,811,474)		$509,834,939
	Other Assets Less Liabilities — 0.3%		1,333,974
	Net Assets — 100.0%		$511,168,913

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $35,765,067, representing 7.00% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
44 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Better World International Fund  |  March 31, 2023 (Unaudited)
COUNTRY EXPOSURE * (percent of equity holdings)
United States	19.7%
Japan	18.5%
China	13.3%
Switzerland	9.2%
Canada	8.1%
France	8.0%
United Kingdom	4.7%
Germany	3.2%
Singapore	2.6%
Denmark	2.6%
Norway	1.8%
Netherlands	1.8%
Taiwan	1.4%
Italy	1.4%
Spain	1.3%
Brazil	1.2%
Australia	1.2%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 45

Schedule of Investments
Thornburg International Growth Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 98.5%
	Automobiles & Components — 2.0%
	Automobiles — 2.0%
	Ferrari NV	70,058	$ 18,981,515
			18,981,515
	Banks — 2.9%
	Banks — 2.9%
	HDFC Bank Ltd.	52,098	1,019,994
	HDFC Bank Ltd. ADR	395,126	26,343,051
			27,363,045
	Capital Goods — 3.7%
	Machinery — 1.8%
	Kone OYJ Class B	340,794	17,740,370
	Trading Companies & Distributors — 1.9%
	Ashtead Group plc	214,562	13,123,010
	Diploma plc	135,139	4,684,477
			35,547,857
	Commercial & Professional Services — 2.0%
	Professional Services — 2.0%
	Nihon M&A Center Holdings, Inc.	722,800	5,356,695
	Wolters Kluwer NV	112,832	14,237,318
			19,594,013
	Consumer Discretionary Distribution & Retail — 6.5%
	Broadline Retail — 6.0%
	B&M European Value Retail SA	1,515,866	9,015,131
	JD.com, Inc. Class A	566,616	12,415,184
[a]	MercadoLibre, Inc.	15,679	20,665,863
	Prosus NV	195,489	15,251,841
	Specialty Retail — 0.5%
	China Meidong Auto Holdings Ltd.	2,197,000	4,741,102
			62,089,121
	Consumer Durables & Apparel — 3.9%
	Textiles, Apparel & Luxury Goods — 3.9%
	LVMH Moet Hennessy Louis Vuitton SE	41,167	37,698,751
			37,698,751
	Consumer Services — 3.7%
	Hotels, Restaurants & Leisure — 3.7%
[a]	Booking Holdings, Inc.	9,180	24,349,124
[a,b]	Meituan Class B	595,690	10,889,503
			35,238,627
	Consumer Staples Distribution & Retail — 0.8%
	Consumer Staples Distribution & Retail — 0.8%
	Raia Drogasil SA	1,678,852	8,098,715
			8,098,715
	Energy — 1.6%
	Oil, Gas & Consumable Fuels — 1.6%
	TotalEnergies SE	266,927	15,736,258
			15,736,258
	Financial Services — 7.3%
	Capital Markets — 1.4%
	Deutsche Boerse AG	71,187	13,853,952
	Financial Services — 5.9%
[a,b]	Adyen NV	9,403	14,880,268
	Mastercard, Inc. Class A	61,549	22,367,522
46 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Growth Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Visa, Inc. Class A	83,915	$ 18,919,476
			70,021,218
	Food, Beverage & Tobacco — 10.4%
	Beverages — 5.1%
	Diageo plc	620,737	27,673,870
	Kweichow Moutai Co. Ltd. Class A	78,767	20,861,331
	Food Products — 5.3%
	Nestle SA	421,558	51,354,560
			99,889,761
	Health Care Equipment & Services — 0.8%
	Health Care Equipment & Supplies — 0.8%
	Carl Zeiss Meditec AG Class BR	54,085	7,507,863
			7,507,863
	Household & Personal Products — 3.7%
	Personal Care Products — 3.7%
	Beiersdorf AG	86,342	11,231,865
	L’Oreal SA	53,513	23,866,829
			35,098,694
	Insurance — 2.0%
	Insurance — 2.0%
	Aon plc Class A	62,017	19,553,340
			19,553,340
	Materials — 4.6%
	Chemicals — 2.0%
	Air Liquide SA	112,295	18,779,080
	Containers & Packaging — 1.1%
	SIG Group AG	411,837	10,586,815
	Metals & Mining — 1.5%
	Teck Resources Ltd. Class B	395,572	14,444,305
			43,810,200
	Media & Entertainment — 6.5%
	Entertainment — 2.3%
	Activision Blizzard, Inc.	221,274	18,938,842
[a]	Sea Ltd. ADR	36,062	3,121,166
	Interactive Media & Services — 4.2%
	carsales.com Ltd.	301,600	4,461,509
	Hemnet Group AB	391,104	6,579,320
	Tencent Holdings Ltd.	585,800	28,790,384
			61,891,221
	Pharmaceuticals, Biotechnology & Life Sciences — 15.4%
	Biotechnology — 2.4%
	CSL Ltd.	120,292	23,181,972
	Life Sciences Tools & Services — 4.8%
[a]	ICON plc ADR	89,724	19,164,149
	Lonza Group AG	44,406	26,567,402
	Pharmaceuticals — 8.2%
	AstraZeneca plc	354,946	49,180,563
	Novo Nordisk AS Sponsored ADR	185,997	29,599,562
			147,693,648
	Semiconductors & Semiconductor Equipment — 12.0%
	Semiconductors & Semiconductor Equipment — 12.0%
	ASML Holding NV	67,169	45,542,552
	BE Semiconductor Industries NV	122,958	10,681,170
	SK Hynix, Inc.	132,600	9,024,358
	Taiwan Semiconductor Manufacturing Co. Ltd.	2,826,000	49,470,662
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 47

Schedule of Investments, Continued
Thornburg International Growth Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
			114,718,742
	Software & Services — 2.8%
	Information Technology Services — 2.8%
[a]	Globant SA	56,829	$ 9,320,524
	Nomura Research Institute Ltd.	739,400	17,068,432
			26,388,956
	Technology Hardware & Equipment — 3.4%
	Electronic Equipment, Instruments & Components — 3.4%
	Keyence Corp.	66,500	32,279,608
			32,279,608
	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
[b]	Cellnex Telecom SA	386,085	14,973,039
			14,973,039
	Transportation — 0.9%
	Air Freight & Logistics — 0.9%
	DSV AS	45,546	8,795,122
			8,795,122
	Total Common Stock (Cost $706,327,075)		942,969,314
	Short-Term Investments — 1.5%
[c]	Thornburg Capital Management Fund	1,467,424	14,674,244
	Total Short-Term Investments (Cost $14,674,244)		14,674,244
	Total Investments — 100.0% (Cost $721,001,319)		$957,643,558
	Liabilities Net of Other Assets — (0.0)%		(420,201)
	Net Assets — 100.0%		$957,223,357

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $40,742,810, representing 4.26% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
48 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Growth Fund  |  March 31, 2023 (Unaudited)
COUNTRY EXPOSURE * (percent of equity holdings)
United States	22.0%
United Kingdom	11.0%
France	10.2%
China	9.9%
Netherlands	9.0%
Japan	5.8%
Taiwan	5.2%
Denmark	4.1%
Switzerland	3.9%
Germany	3.5%
Brazil	3.0%
India	2.9%
Italy	2.0%
Finland	1.9%
Spain	1.6%
Canada	1.5%
South Korea	1.0%
Sweden	0.7%
Australia	0.5%
Singapore	0.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 49

Schedule of Investments
Thornburg Developing World Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 95.5%
	Automobiles & Components — 1.8%
	Automobiles — 1.8%
[a,b]	Tata Motors Ltd. Sponsored ADR	771,916	$ 19,762,252
			19,762,252
	Banks — 14.3%
	Banks — 14.3%
	Bank Rakyat Indonesia Persero Tbk PT	88,345,967	27,868,647
	China Construction Bank Corp. Class H	33,052,307	21,431,642
	Grupo Financiero Banorte SAB de CV Class O	1,665,293	14,020,991
	HDFC Bank Ltd.	1,513,259	29,627,156
[c]	Postal Savings Bank of China Co. Ltd. Class H	44,489,669	26,410,764
	Saudi National Bank	1,674,424	20,452,444
	SCB X PCL	5,162,125	15,473,543
			155,285,187
	Capital Goods — 1.5%
	Machinery — 1.5%
	Shenzhen Inovance Technology Co. Ltd. Class A	1,574,698	16,109,384
			16,109,384
	Consumer Discretionary Distribution & Retail — 11.4%
	Broadline Retail — 9.1%
[b]	Alibaba Group Holding Ltd.	2,876,722	36,793,193
	JD.com, Inc. Class A	558,677	12,241,232
[b]	MercadoLibre, Inc.	14,572	19,206,770
	Naspers Ltd. Class N	166,997	30,885,394
	Specialty Retail — 2.3%
	China Tourism Group Duty Free Corp. Ltd. Class A,	682,298	18,193,687
	K Car Co. Ltd.	705,055	6,894,304
			124,214,580
	Consumer Services — 9.2%
	Hotels, Restaurants & Leisure — 9.2%
[b]	Americana Restaurants International plc	27,508,100	29,606,182
[b,c]	Meituan Class B	1,342,468	24,540,970
	Yum China Holdings, Inc.	732,889	46,083,900
			100,231,052
	Consumer Staples Distribution & Retail — 6.3%
	Consumer Staples Distribution & Retail — 6.3%
[b,c]	Dino Polska SA	265,087	24,018,424
	Raia Drogasil SA	2,144,347	10,344,244
	Sendas Distribuidora S/A	4,202,784	12,885,845
	Wal-Mart de Mexico SAB de CV	5,243,807	20,951,948
			68,200,461
	Energy — 2.5%
	Oil, Gas & Consumable Fuels — 2.5%
[b]	Adnoc Gas plc	4,000,000	3,267,529
	PTT Exploration & Production PCL	1,900,249	8,363,429
	Reliance Industries Ltd.	561,126	15,915,270
			27,546,228
	Financial Services — 6.8%
	Capital Markets — 2.7%
	East Money Information Co. Ltd. Class A	5,256,940	15,322,877
	Saudi Tadawul Group Holding Co.	357,944	13,769,644
	Consumer Finance — 1.6%
	SBI Cards & Payment Services Ltd.	1,932,895	17,333,905
	Financial Services — 2.5%
	Chailease Holding Co. Ltd.	3,704,940	27,196,127
50 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Developing World Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
			73,622,553
	Food, Beverage & Tobacco — 2.2%
	Beverages — 2.2%
	Varun Beverages Ltd.	1,440,239	$ 24,258,824
			24,258,824
	Health Care Equipment & Services — 0.9%
	Health Care Providers & Services — 0.9%
[b]	Max Healthcare Institute Ltd.	1,827,533	9,727,793
			9,727,793
	Insurance — 3.8%
	Insurance — 3.8%
	AIA Group Ltd.	3,914,092	41,210,678
			41,210,678
	Materials — 4.1%
	Chemicals — 0.8%
	Fertiglobe plc	8,099,548	8,821,836
	Construction Materials — 1.0%
	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A	2,131,887	10,386,661
	Metals & Mining — 2.3%
	Cia Brasileira de Aluminio	4,475,728	6,693,569
	First Quantum Minerals Ltd.	785,313	18,053,773
			43,955,839
	Media & Entertainment — 5.4%
	Interactive Media & Services — 5.4%
	Tencent Holdings Ltd.	1,183,109	58,146,403
			58,146,403
	Pharmaceuticals, Biotechnology & Life Sciences — 0.5%
	Pharmaceuticals — 0.5%
[b,c]	Gland Pharma Ltd.	369,264	5,656,963
			5,656,963
	Semiconductors & Semiconductor Equipment — 8.1%
	Semiconductors & Semiconductor Equipment — 8.1%
	Micron Technology, Inc.	188,810	11,392,795
	Taiwan Semiconductor Manufacturing Co. Ltd.	4,381,267	76,696,455
			88,089,250
	Software & Services — 2.5%
	Information Technology Services — 2.5%
[b]	EPAM Systems, Inc.	21,474	6,420,726
[b]	Globant SA	41,345	6,780,994
	Infosys Ltd. Sponsored ADR	768,982	13,411,046
			26,612,766
	Technology Hardware & Equipment — 6.0%
	Electronic Equipment, Instruments & Components — 2.6%
	Hon Hai Precision Industry Co. Ltd.	8,430,754	28,797,058
	Technology Hardware, Storage & Peripherals — 3.4%
	Samsung Electronics Co. Ltd.	743,724	36,562,074
			65,359,132
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
[b]	Converge Information and Communications Technology Solutions, Inc.	58,574,534	13,791,116
			13,791,116
	Transportation — 3.9%
	Ground Transportation — 1.2%
	Localiza Rent a Car SA	1,301,282	13,710,002
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 51

Schedule of Investments, Continued
Thornburg Developing World Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Transportation Infrastructure — 2.7%
	Grupo Aeroportuario del Pacifico SAB de CV Class B	892,514	$ 17,410,957
[b]	Salik Co. PJSC	14,638,825	11,519,729
			42,640,688
	Utilities — 3.0%
	Electric Utilities — 1.4%
	Enel Chile SA	264,943,260	14,452,238
	Independent Power and Renewable Electricity Producers — 1.6%
	China Longyuan Power Group Corp. Ltd. Class H	15,363,487	17,555,699
			32,007,937
	Total Common Stock (Cost $932,533,161)		1,036,429,086
	Preferred Stock — 0.7%
	Utilities — 0.7%
	Electric Utilities — 0.7%
	Centrais Eletricas Brasileiras SA Class B, 4.45%	1,067,482	7,641,044
			7,641,044
	Total Preferred Stock (Cost $10,582,235)		7,641,044
	Rights — 0.0%
	Transportation — 0.0%
	Ground Transportation — 0.0%
[b]	Localiza Rent a Car SA	5,822	15,082
			15,082
	Total Rights (Cost $0)		15,082
	Short-Term Investments — 3.5%
[d]	Thornburg Capital Management Fund	3,837,065	38,370,652
	Total Short-Term Investments (Cost $38,370,652)		38,370,652
	Total Investments — 99.7% (Cost $981,486,048)		$1,082,455,864
	Other Assets Less Liabilities — 0.3%		3,181,028
	Net Assets — 100.0%		$1,085,636,892

Footnote Legend
a	Security currently fair valued by the Valuation and Pricing Committee.
b	Non-income producing.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $80,627,121, representing 7.43% of the Fund’s net assets.
d	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
52 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Developing World Fund  |  March 31, 2023 (Unaudited)
COUNTRY EXPOSURE * (percent of equity holdings)
China	29.0%
India	13.0%
Taiwan	12.7%
Brazil	6.7%
United Arab Emirates	5.1%
Mexico	5.0%
South Korea	4.2%
Hong Kong	3.9%
Saudi Arabia	3.3%
South Africa	3.0%
Indonesia	2.7%
United States	2.4%
Poland	2.3%
Thailand	2.3%
Zambia	1.7%
Chile	1.4%
Philippines	1.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 53

Schedule of Investments
Thornburg Small/Mid Cap Core Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 98.9%
	Automobiles & Components — 1.1%
	Automobile Components — 1.1%
[a]	Gentherm, Inc.	94,866	$ 5,731,804
			5,731,804
	Banks — 1.0%
	Banks — 1.0%
	Pinnacle Financial Partners, Inc.	94,829	5,230,768
			5,230,768
	Capital Goods — 11.4%
	Building Products — 2.5%
[a]	Builders FirstSource, Inc.	145,514	12,918,733
	Construction & Engineering — 2.4%
	AECOM	139,033	11,723,263
[a]	MYR Group, Inc.	7,972	1,004,552
	Machinery — 4.3%
[a]	Chart Industries, Inc.	78,036	9,785,714
	ITT, Inc.	147,336	12,715,097
	Trading Companies & Distributors — 2.2%
	Applied Industrial Technologies, Inc.	82,356	11,705,258
			59,852,617
	Commercial & Professional Services — 9.0%
	Commercial Services & Supplies — 6.9%
[a]	Casella Waste Systems, Inc. Class A	227,100	18,772,086
[a]	Clean Harbors, Inc.	124,485	17,746,582
	Professional Services — 2.1%
	Booz Allen Hamilton Holding Corp. Class A	116,424	10,791,340
			47,310,008
	Consumer Discretionary Distribution & Retail — 2.8%
	Broadline Retail — 1.1%
[a]	Ollie’s Bargain Outlet Holdings, Inc.	105,276	6,099,691
	Distributors — 1.7%
	Pool Corp.	25,779	8,827,761
			14,927,452
	Consumer Durables & Apparel — 4.0%
	Leisure Products — 1.1%
[a]	YETI Holdings, Inc.	139,152	5,566,080
	Textiles, Apparel & Luxury Goods — 2.9%
[a]	Deckers Outdoor Corp.	34,245	15,394,840
			20,960,920
	Consumer Staples Distribution & Retail — 3.0%
	Consumer Staples Distribution & Retail — 3.0%
[a]	BJ’s Wholesale Club Holdings, Inc.	205,693	15,647,066
			15,647,066
	Energy — 8.7%
	Energy Equipment & Services — 4.4%
	Liberty Energy, Inc. Class A	740,357	9,483,973
[a]	TechnipFMC plc	989,186	13,502,389
	Oil, Gas & Consumable Fuels — 4.3%
	Chesapeake Energy Corp.	147,881	11,244,871
	Matador Resources Co.	240,694	11,469,069
			45,700,302
	Equity Real Estate Investment Trusts (REITs) — 3.7%
	Residential REITs — 1.7%
54 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Small/Mid Cap Core Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Independence Realty Trust, Inc.	561,772	$ 9,005,205
	Retail REITs — 2.0%
	Kite Realty Group Trust	509,101	10,650,393
			19,655,598
	Financial Services — 6.2%
	Capital Markets — 2.7%
	LPL Financial Holdings, Inc.	71,560	14,483,744
	Financial Services — 3.5%
[a]	Repay Holdings Corp. Class A	1,380,555	9,070,247
	Walker & Dunlop, Inc.	120,943	9,212,228
			32,766,219
	Food, Beverage & Tobacco — 4.3%
	Food Products — 4.3%
	Lamb Weston Holdings, Inc.	109,767	11,472,847
[a]	SunOpta, Inc.	1,435,953	11,056,838
			22,529,685
	Health Care Equipment & Services — 7.1%
	Health Care Equipment & Supplies — 4.1%
	CONMED Corp.	83,627	8,685,500
[a]	Envista Holdings Corp.	317,410	12,975,721
	Health Care Providers & Services — 3.0%
[a]	Acadia Healthcare Co., Inc.	124,616	9,003,506
[a]	PetIQ, Inc. Class A	598,921	6,851,656
			37,516,383
	Insurance — 2.6%
	Insurance — 2.6%
	Assurant, Inc.	112,303	13,484,221
			13,484,221
	Materials — 7.9%
	Chemicals — 4.4%
	Element Solutions, Inc.	435,446	8,408,462
	Sensient Technologies Corp.	193,481	14,812,906
	Containers & Packaging — 2.4%
	Crown Holdings, Inc.	150,339	12,434,539
	Metals & Mining — 1.1%
	First Quantum Minerals Ltd.	244,990	5,632,141
			41,288,048
	Media & Entertainment — 1.0%
	Media — 1.0%
[a]	WideOpenWest, Inc.	510,180	5,423,213
			5,423,213
	Pharmaceuticals, Biotechnology & Life Sciences — 3.9%
	Biotechnology — 1.5%
[a]	BioMarin Pharmaceutical, Inc.	82,777	8,049,235
	Life Sciences Tools & Services — 2.4%
[a]	Avantor, Inc.	580,411	12,269,889
			20,319,124
	Semiconductors & Semiconductor Equipment — 2.6%
	Semiconductors & Semiconductor Equipment — 2.6%
	Entegris, Inc.	88,831	7,285,030
[a]	MaxLinear, Inc.	177,969	6,266,289
			13,551,319
	Software & Services — 8.2%
	Software — 8.2%
[a]	Agilysys, Inc.	199,761	16,482,280
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 55

Schedule of Investments, Continued
Thornburg Small/Mid Cap Core Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
[a]	Aspen Technology, Inc.	57,883	$ 13,247,682
[a]	CCC Intelligent Solutions Holdings, Inc.	748,115	6,710,592
[a]	Instructure Holdings, Inc.	248,751	6,442,651
			42,883,205
	Technology Hardware & Equipment — 4.8%
	Communications Equipment — 2.1%
[a]	Harmonic, Inc.	743,092	10,841,712
	Electronic Equipment, Instruments & Components — 2.7%
[a]	Teledyne Technologies, Inc.	32,137	14,376,808
			25,218,520
	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 2.2%
[a]	Radius Global Infrastructure, Inc. Class A	770,645	11,305,362
			11,305,362
	Utilities — 3.4%
	Independent Power and Renewable Electricity Producers — 3.4%
	AES Corp.	752,470	18,119,478
			18,119,478
	Total Common Stock (Cost $502,802,166)		519,421,312
	Short-Term Investments — 1.5%
[b]	Thornburg Capital Management Fund	788,484	7,884,843
	Total Short-Term Investments (Cost $7,884,843)		7,884,843
	Total Investments — 100.4% (Cost $510,687,009)		$527,306,155
	Liabilities Net of Other Assets — (0.4)%		(1,939,721)
	Net Assets — 100.0%		$525,366,434

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
56 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Small/Mid Cap Growth Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 99.4%
	Automobiles & Components — 2.8%
	Automobile Components — 2.8%
[a]	Fox Factory Holding Corp.	49,471	$ 6,004,295
[a]	Gentherm, Inc.	30,000	1,812,600
			7,816,895
	Capital Goods — 9.5%
	Building Products — 2.1%
	Zurn Elkay Water Solutions Corp.	272,609	5,822,928
	Construction & Engineering — 3.1%
[a]	MYR Group, Inc.	4,252	535,795
[a]	WillScot Mobile Mini Holdings Corp.	171,299	8,030,497
	Machinery — 2.8%
[a]	Chart Industries, Inc.	60,893	7,635,982
	Trading Companies & Distributors — 1.5%
	Applied Industrial Technologies, Inc.	29,651	4,214,297
			26,239,499
	Commercial & Professional Services — 8.3%
	Commercial Services & Supplies — 6.0%
[a]	Casella Waste Systems, Inc. Class A	130,905	10,820,608
	Tetra Tech, Inc.	39,277	5,770,184
	Professional Services — 2.3%
	Booz Allen Hamilton Holding Corp. Class A	69,886	6,477,733
			23,068,525
	Consumer Discretionary Distribution & Retail — 3.7%
	Distributors — 2.0%
	Pool Corp.	16,392	5,613,276
	Specialty Retail — 1.7%
[a]	Floor & Decor Holdings, Inc. Class A	46,512	4,568,409
			10,181,685
	Consumer Durables & Apparel — 4.4%
	Leisure Products — 1.8%
[a]	YETI Holdings, Inc.	123,017	4,920,680
	Textiles, Apparel & Luxury Goods — 2.6%
[a]	On Holding AG Class A	235,018	7,292,609
			12,213,289
	Consumer Services — 0.5%
	Hotels, Restaurants & Leisure — 0.5%
	Churchill Downs, Inc.	5,382	1,383,443
			1,383,443
	Consumer Staples Distribution & Retail — 1.3%
	Consumer Staples Distribution & Retail — 1.3%
[a]	Grocery Outlet Holding Corp.	127,512	3,603,489
			3,603,489
	Energy — 5.3%
	Energy Equipment & Services — 5.3%
	Cactus, Inc. Class A	144,840	5,971,753
[a]	TechnipFMC plc	637,784	8,705,752
			14,677,505
	Financial Services — 3.0%
	Capital Markets — 0.5%
	Tradeweb Markets, Inc. Class A	17,582	1,389,330
	Financial Services — 2.5%
[a]	Shift4 Payments, Inc. Class A	91,899	6,965,944
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 57

Schedule of Investments, Continued
Thornburg Small/Mid Cap Growth Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
			8,355,274
	Food, Beverage & Tobacco — 6.7%
	Beverages — 1.8%
[a]	Celsius Holdings, Inc.	55,148	$ 5,125,455
	Food Products — 4.9%
[a]	Freshpet, Inc.	104,273	6,901,830
[a]	Sovos Brands, Inc.	398,918	6,653,952
			18,681,237
	Health Care Equipment & Services — 10.1%
	Health Care Equipment & Supplies — 8.5%
[a]	AtriCure, Inc.	119,569	4,956,135
[a]	Heska Corp.	67,541	6,593,353
[a]	Inspire Medical Systems, Inc.	11,018	2,578,983
[a]	Shockwave Medical, Inc.	43,957	9,531,196
	Health Care Providers & Services — 1.6%
[a]	Option Care Health, Inc.	137,465	4,367,263
			28,026,930
	Insurance — 2.4%
	Insurance — 2.4%
[a]	Ryan Specialty Holdings, Inc.	163,024	6,560,086
			6,560,086
	Materials — 1.6%
	Chemicals — 1.6%
[a]	Livent Corp.	209,304	4,546,083
			4,546,083
	Media & Entertainment — 2.8%
	Entertainment — 2.8%
[a]	Liberty Media Corp-Liberty Formula One Class C	104,681	7,833,279
			7,833,279
	Pharmaceuticals, Biotechnology & Life Sciences — 10.9%
	Biotechnology — 6.2%
[a]	BioMarin Pharmaceutical, Inc.	57,546	5,595,773
[a]	Cytokinetics, Inc.	90,394	3,180,965
[a]	IVERIC bio, Inc.	291,337	7,088,229
[a]	Prothena Corp. plc	29,643	1,436,796
	Life Sciences Tools & Services — 4.7%
[a]	Avantor, Inc.	323,512	6,839,044
[a]	Repligen Corp.	36,041	6,067,863
			30,208,670
	Semiconductors & Semiconductor Equipment — 5.9%
	Semiconductors & Semiconductor Equipment — 5.9%
[a]	Ambarella, Inc.	60,063	4,650,077
	Entegris, Inc.	80,279	6,583,681
	Monolithic Power Systems, Inc.	9,998	5,004,399
			16,238,157
	Software & Services — 11.2%
	Software — 11.2%
[a]	Agilysys, Inc.	73,118	6,032,966
	Bentley Systems, Inc. Class B	238,878	10,269,365
[a]	CCC Intelligent Solutions Holdings, Inc.	552,975	4,960,186
[a]	Kinaxis, Inc.	33,691	4,625,751
[a]	Paycom Software, Inc.	16,828	5,115,880
			31,004,148
	Technology Hardware & Equipment — 6.1%
58 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Small/Mid Cap Growth Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Communications Equipment — 2.9%
[a]	Calix, Inc.	148,559	$ 7,961,277
	Electronic Equipment, Instruments & Components — 3.2%
[a]	Teledyne Technologies, Inc.	20,173	9,024,593
			16,985,870
	Transportation — 2.9%
	Air Freight & Logistics — 1.3%
[a]	GXO Logistics, Inc.	68,780	3,470,639
	Ground Transportation — 1.6%
[a]	Saia, Inc.	16,633	4,525,506
			7,996,145
	Total Common Stock (Cost $272,518,939)		275,620,209
	Short-Term Investments — 0.7%
[b]	Thornburg Capital Management Fund	210,022	2,100,219
	Total Short-Term Investments (Cost $2,100,219)		2,100,219
	Total Investments — 100.1% (Cost $274,619,158)		$277,720,428
	Liabilities Net of Other Assets — (0.1)%		(324,027)
	Net Assets — 100.0%		$277,396,401

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 59

Schedule of Investments
Thornburg Investment Income Builder Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 85.3%
	Automobiles & Components — 2.0%
	Automobiles — 2.0%
	Mercedes-Benz Group AG	1,479,700	$ 113,583,108
	Stellantis NV	5,773,800	104,795,568
			218,378,676
	Banks — 8.1%
	Banks — 8.1%
	BNP Paribas SA	6,511,500	389,877,620
	Citigroup, Inc.	993,199	46,571,101
	JPMorgan Chase & Co.	1,903,466	248,040,654
	Regions Financial Corp.	11,232,655	208,478,077
			892,967,452
	Capital Goods — 2.1%
	Aerospace & Defense — 1.1%
	BAE Systems plc	10,030,100	121,578,320
	Electrical Equipment — 0.6%
	ABB Ltd.	1,928,600	66,124,031
	Industrial Conglomerates — 0.4%
	Siemens AG	244,200	39,529,253
			227,231,604
	Consumer Discretionary Distribution & Retail — 1.3%
	Specialty Retail — 1.3%
	Home Depot, Inc.	505,482	149,177,848
			149,177,848
	Consumer Staples Distribution & Retail — 2.6%
	Consumer Staples Distribution & Retail — 2.6%
	Tesco plc	87,652,330	287,295,705
			287,295,705
	Energy — 7.7%
	Oil, Gas & Consumable Fuels — 7.7%
	Enbridge, Inc.	3,309,521	126,185,436
[a]	LUKOIL PJSC	314,000	226,080
[a,b,c]	Malamute Energy, Inc.	12,439	12,439
	Petroleo Brasileiro SA Sponsored ADR	6,346,016	66,188,947
	Shell plc	4,878,000	138,913,927
	TotalEnergies SE	8,807,100	519,208,614
			850,735,443
	Equity Real Estate Investment Trusts (REITs) — 0.4%
	Residential REITs — 0.4%
	Elme Communities	2,354,592	42,053,013
			42,053,013
	Financial Services — 6.7%
	Capital Markets — 4.6%
	CME Group, Inc.	1,606,027	307,586,291
	MidCap Financial Investment Corp.	2,937,783	33,490,726
[b]	SLR Investment Corp.	4,307,900	64,790,816
	UBS Group AG	4,785,272	100,888,461
	Financial Services — 1.2%
	Equitable Holdings, Inc.	5,173,952	131,366,641
	Mortgage Real Estate Investment Trusts — 0.9%
[b]	Chimera Investment Corp.	17,117,311	96,541,634
			734,664,569
	Food, Beverage & Tobacco — 0.6%
60 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Food Products — 0.6%
	Nestle SA	559,000	$ 68,097,863
			68,097,863
	Health Care Equipment & Services — 0.1%
	Health Care Equipment & Supplies — 0.1%
	Medtronic plc	198,225	15,980,900
			15,980,900
	Insurance — 6.1%
	Insurance — 6.1%
	Assicurazioni Generali SpA	14,347,847	285,997,185
	AXA SA	2,995,500	91,497,366
	Legal & General Group plc	22,020,000	64,894,453
	NN Group NV	6,304,220	228,763,541
			671,152,545
	Materials — 5.5%
	Chemicals — 2.4%
	LyondellBasell Industries NV Class A	1,867,909	175,377,976
	OCI NV	2,608,000	88,415,025
	Metals & Mining — 3.1%
	BHP Group Ltd.	3,605,700	113,835,187
	Glencore plc	40,061,200	229,602,849
[a]	MMC Norilsk Nickel PJSC	351,400	2,073,260
			609,304,297
	Pharmaceuticals, Biotechnology & Life Sciences — 10.7%
	Biotechnology — 1.4%
	AbbVie, Inc.	977,267	155,747,042
	Pharmaceuticals — 9.3%
	AstraZeneca plc	1,263,300	175,040,161
	Merck & Co., Inc.	1,468,094	156,190,520
	Novartis AG	2,176,808	199,278,035
	Pfizer, Inc.	6,382,021	260,386,457
	Roche Holding AG	800,100	228,193,994
			1,174,836,209
	Semiconductors & Semiconductor Equipment — 8.6%
	Semiconductors & Semiconductor Equipment — 8.6%
	Broadcom, Inc.	621,258	398,561,857
	QUALCOMM, Inc.	1,857,277	236,951,400
	Taiwan Semiconductor Manufacturing Co. Ltd.	17,965,000	314,487,068
			950,000,325
	Software & Services — 0.1%
	Information Technology Services — 0.1%
	HCL Technologies Ltd.	1,264,800	16,705,225
			16,705,225
	Technology Hardware & Equipment — 3.5%
	Communications Equipment — 1.0%
	Cisco Systems, Inc.	2,053,251	107,333,696
	Technology Hardware, Storage & Peripherals — 2.5%
	Samsung Electronics Co. Ltd.	5,604,000	275,497,177
			382,830,873
	Telecommunication Services — 10.5%
	Diversified Telecommunication Services — 7.9%
	Deutsche Telekom AG	8,863,500	214,838,588
	Koninklijke KPN NV	26,201,000	92,519,180
	Orange SA	47,345,780	562,346,796
	Wireless Telecommunication Services — 2.6%
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 61

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Vodafone Group plc	263,842,924	$ 290,650,466
			1,160,355,030
	Transportation — 1.2%
	Air Freight & Logistics — 1.2%
	Deutsche Post AG	2,770,100	129,449,821
			129,449,821
	Utilities — 7.5%
	Electric Utilities — 5.7%
	Endesa SA	7,157,383	155,243,622
	Enel SpA	59,905,671	365,573,213
	Energias de Portugal SA	20,615,600	112,145,802
	Multi-Utilities — 1.8%
	E.ON SE	6,212,000	77,474,504
	Engie SA	7,288,372	115,196,374
			825,633,515
	Total Common Stock (Cost $7,654,603,722)		9,406,850,913
	Preferred Stock — 0.3%
	Banks — 0.1%
	Banks — 0.1%
[d,e,f]	First Horizon Bank 5.66% (LIBOR 3 Month + 0.85%), 5/2/2023	12,000	10,020,000
			10,020,000
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
[e]	Crestwood Equity Partners LP 9.25%, 12/31/2049	2,166,596	20,149,343
			20,149,343
	Financial Services — 0.0%
	Capital Markets — 0.0%
[e,f]	Morgan Stanley Series A, 5.492% (LIBOR 3 Month + 0.70%), 5/1/2023	120,000	2,487,600
			2,487,600
	Total Preferred Stock (Cost $34,858,652)		32,656,943
	Asset Backed Securities — 2.1%
	Auto Receivables — 1.2%
	American Credit Acceptance Receivables Trust,
[d]	Series 2019-3 Class F, 5.42% due 5/12/2026	$ 6,850,000	6,800,418
[d]	Series 2019-4 Class F, 5.37% due 9/14/2026	5,000,000	4,944,180
[d]	Series 2020-1 Class F, 4.75% due 11/13/2026	5,460,000	5,366,389
	Carvana Auto Receivables Trust,
[d]	Series 2019-4A Class R, due 10/15/2026	32,000	9,079,549
[d]	Series 2021-P1 Class R, due 12/10/2027	24,000	3,666,714
[d]	Series 2021-P2 Class R, due 5/10/2028	8,000	2,473,303
[d]	Series 2021-P4 Class R, due 9/11/2028	17,500	7,298,998
[d]	Series 2022-P1 Class R, due 1/10/2029	24,000	8,354,354
	CPS Auto Receivables Trust,
[d]	Series 2019-A Class E, 5.81% due 3/16/2026	1,000,000	998,371
[d]	Series 2020-A Class E, 4.09% due 12/15/2025	2,000,000	1,960,579
[d]	Series 2020-C Class F, 6.67% due 11/15/2027	3,000,000	2,883,497
[d]	CPS Auto Securitization Trust, Series 2021-1A Class A, 7.86% due 6/16/2026	14,000,000	13,601,294
[d]	Credit Suisse ABS Trust Series 2020-AT1 Class CERT, due 6/15/2026	40,000	567,203
[d]	DT Auto Owner Trust, Series 2020-1A Class E, 3.48% due 2/16/2027	4,500,000	4,353,453
[d]	FHF Trust, Series 2022-2A Class A, 6.14% due 12/15/2027	6,541,760	6,473,405
	Flagship Credit Auto Trust,
[d]	Series 2018-4 Class R, due 3/16/2026	53,000	2,575,495
[d]	Series 2019-1 Class R, due 6/15/2026	6,000	178,477
[d]	Series 2019-2 Class R, due 12/15/2026	33,000	1,665,876
62 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	Series 2019-3 Class R, due 12/15/2026	$ 60,000	$ 4,653,698
[d]	Series 2019-4 Class R, due 3/15/2027	42,000	3,788,084
[d]	Foursight Capital Automobile Receivables Trust, Series 2020-1 Class F, 4.62% due 6/15/2027	3,180,000	3,133,044
	JPMorgan Chase Bank NA - CACLN,
[d]	Series 2020 -1 Class R, 33.784% due 1/25/2028	1,816,919	1,899,825
[d]	Series 2020-2 Class R, 31.355% due 2/25/2028	1,170,563	1,201,310
[d]	Series 2021-1 Class R, 28.348% due 9/25/2028	3,718,175	3,878,135
[d]	Santander Consumer Auto Receivables Trust Series 2020-AA Class R, due 1/16/2029	45,588	6,316,770
[d]	United Auto Credit Securitization Trust Series 2022-1 Class R, due 11/10/2028	37,000	7,540,686
[d]	Veros Automobile Receivables Trust, Series 2020-1 Class D, 5.64% due 2/16/2027	5,000,000	4,990,842
[d]	Westlake Automobile Receivables Trust, Series 2019-3A Class F, 4.72% due 4/15/2026	8,000,000	7,929,338
			128,573,287
	Other Asset Backed — 0.9%
[d]	Amur Equipment Finance Receivables VIII LLC, Series 2020-1A Class E, 7.00% due 1/20/2027	5,536,362	5,491,341
[d]	Aqua Finance Trust, Series 2020-AA Class D, 7.15% due 7/17/2046	8,200,000	7,309,408
	CFG Investments Ltd.,
[d]	Series 2021-1 Class C, 7.48% due 5/20/2032	2,340,000	2,245,215
[d]	Series 2021-1 Class D, 9.07% due 5/20/2032	800,000	753,970
	Consumer Loan Underlying Bond Certificate Issuer Trust I,
[d]	Series 2019-HP1 Class C, 4.70% due 12/15/2026	2,554,358	2,547,175
[d,f]	Series 2019-HP1 Class CERT, due 12/15/2026	400,000	4,699,303
[d]	Consumer Loan Underlying Bond CLUB Credit Trust, Series 2020-P1 Class C, 4.61% due 3/15/2028	1,141,807	1,134,997
[d]	Consumer Loan Underlying Bond Credit Trust, Series 2019-P1 Class C, 4.66% due 7/15/2026	1,182,618	1,181,313
[d]	FAT Brands Fazoli’s Native I LLC, Series 2021-1 Class A2, 6.00% due 7/25/2051	14,187,000	12,597,134
[a,d]	Goldman Home Improvement Trust Issuer Trust Series 2021-GRN2 Class R, due 6/20/2051	42,000	3,244,086
[d]	LendingPoint Asset Securitization Trust, Series 2020-REV1 Class C, 7.699% due 10/15/2028	25,750,000	25,071,346
[d]	LP LMS Asset Securitization Trust, Series 2021-2A Class A, 1.75% due 1/15/2029	2,102,057	2,043,355
	Marlette Funding Trust,
[d]	Series 2019-1A Class C, 4.42% due 4/16/2029	544,958	543,982
[d]	Series 2021-1A Class R, due 6/16/2031	9,550	679,239
[d]	Series 2021-2A Class R, due 9/15/2031	26,000	2,533,569
[d]	Series 2021-3A Class R, due 12/15/2031	9,910	1,381,508
	Mosaic Solar Loan Trust,
[d]	Series 2020-2A Class R, due 8/20/2046	4,449,258	1,851,216
[a,d]	Series 2021-1A Class R, due 12/20/2046	7,314,479	2,412,578
[a,d]	Series 2021-2A Class R, due 4/22/2047	10,000,000	1,901,756
[d,f]	Oportun Funding LLC Series 2022-1 Class CERT, due 6/15/2029	11,604	3,509,142
	Prosper Pass-Thru Trust II,
[d]	Series 2019-ST1 Class CERT, due 7/15/2025	38,500,000	896,511
[d]	Series 2019-ST2 Class R1, due 11/15/2025	17,477,134	2,063,700
[d]	Series 2019-ST2 Class R2, due 11/15/2025	8,738,067	1,031,791
	Upstart Pass-Through Trust,
[d]	Series 2020-ST6 Class A, 3.00% due 1/20/2027	2,301,503	2,198,148
[d]	Series 2021-ST4 Class CERT, due 7/20/2027	1,375,000	412,880
[d]	Series 2021-ST8 Class CERT, due 10/20/2029	4,150,000	1,031,188
[d]	Series 2021-ST9 Class CERT, due 11/20/2029	1,415,000	380,082
[d]	Upstart Structured Pass-Through Trust, Series 2022-4A Class A, 7.01% due 11/15/2030	7,359,522	7,356,671
			98,502,604
	Student Loan — 0.0%
[d]	SoFi Professional Loan Program Trust Series 2021-B Class R1, due 2/15/2047	23,000	794,633
			794,633
	Total Asset Backed Securities (Cost $237,791,948)		227,870,524
	Corporate Bonds — 8.7%
	Automobiles & Components — 0.0%
	Construction & Engineering — 0.0%
[d,g]	IHS Netherlands Holdco BV, 8.00% due 9/18/2027	6,445,000	5,711,752
			5,711,752
	Banks — 0.1%
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 63

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Banks — 0.1%
	KeyBank NA, 5.00% due 1/26/2033	$ 6,250,000	$ 5,803,625
			5,803,625
	Capital Goods — 0.2%
	Aerospace & Defense — 0.2%
[d]	BWX Technologies, Inc., 4.125% due 6/30/2028	6,500,000	5,877,820
	TransDigm, Inc.,
[d]	6.25% due 3/15/2026	10,000,000	10,007,900
[d]	6.75% due 8/15/2028	6,345,000	6,408,450
			22,294,170
	Commercial & Professional Services — 0.5%
	Commercial Services & Supplies — 0.5%
[d]	ACCO Brands Corp., 4.25% due 3/15/2029	7,500,000	6,476,550
[g]	Cimpress plc, 7.00% due 6/15/2026	27,804,000	22,598,257
	CoreCivic, Inc., 8.25% due 4/15/2026	20,726,000	20,968,494
			50,043,301
	Consumer Services — 0.3%
	Hotels, Restaurants & Leisure — 0.3%
	Marriott International, Inc.,
	4.50% due 10/1/2034	4,497,000	4,047,885
	Series- II, 2.75% due 10/15/2033	2,500,000	2,023,475
[d]	Nathan’s Famous, Inc., 6.625% due 11/1/2025	3,300,000	3,273,006
[d]	SeaWorld Parks & Entertainment, Inc., 8.75% due 5/1/2025	24,785,000	25,453,947
			34,798,313
	Consumer Staples Distribution & Retail — 0.0%
	Consumer Staples Distribution & Retail — 0.0%
[d]	KeHE Distributors LLC/KeHE Finance Corp., 8.625% due 10/15/2026	5,168,000	5,138,646
			5,138,646
	Energy — 2.2%
	Energy Equipment & Services — 0.0%
[d,g]	Odebrecht Offshore Drilling Finance Ltd., 7.72% due 12/1/2026 PIK	20,400,953	4,216,469
[d,e,g]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas SA), Zero coupon due 5/1/2023	2,337,727	4,769
[c,d,g,h]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	11,396,735	56,984
	Oil, Gas & Consumable Fuels — 2.2%
[d]	Citgo Holding, Inc., 9.25% due 8/1/2024	14,196,000	14,228,935
[d]	CITGO Petroleum Corp., 7.00% due 6/15/2025	8,000,000	7,911,600
[f]	Energy Transfer LP, 7.831% (LIBOR 3 Month + 3.02%) due 11/1/2066	13,820,000	10,048,522
[f]	Enterprise TE Partners LP, Series 1, 7.74% (LIBOR 3 Month + 2.78%) due 6/1/2067	7,000,000	6,028,540
	Kinder Morgan Energy Partners LP,
	5.00% due 3/1/2043	10,000,000	8,800,100
	5.80% due 3/15/2035	10,000,000	10,164,500
	Kinder Morgan, Inc.,
	5.30% due 12/1/2034	23,630,000	23,201,115
	5.55% due 6/1/2045	5,000,000	4,741,900
	ONEOK Partners LP, 4.90% due 3/15/2025	9,544,000	9,485,877
	Petroleos Mexicanos,
[g]	5.95% due 1/28/2031	7,820,000	5,983,473
[g]	6.50% due 6/2/2041	5,648,000	3,782,183
[g]	6.70% due 2/16/2032	3,000,000	2,389,770
	Petroleos Mexicanos (EUR), 3.75% due 2/21/2024	2,000,000	2,136,465
[e]	Summit Midstream Partners LP, Series A, 12.296% (LIBOR 3 Month + 7.43%) due 5/1/2023	16,097,000	12,015,928
	Transcontinental Gas Pipe Line Co. LLC, 7.85% due 2/1/2026	32,700,000	35,025,951
	Williams Cos., Inc.,
	4.55% due 6/24/2024	69,318,000	68,815,444
	5.75% due 6/24/2044	14,198,000	13,883,798
			242,922,323
	Equity Real Estate Investment Trusts (REITs) — 0.2%
64 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Diversified REITs — 0.2%
	Trust Fibra Uno,
[d,g]	4.869% due 1/15/2030	$ 1,843,000	$ 1,550,203
[d,g]	5.25% due 1/30/2026	11,637,000	11,097,276
	Vornado Realty LP, 2.15% due 6/1/2026	8,186,500	6,570,730
	Real Estate Management & Development — 0.0%
[d]	Cushman & Wakefield US Borrower LLC, 6.75% due 5/15/2028	3,000,000	2,698,500
			21,916,709
	Financial Services — 0.6%
	Capital Markets — 0.3%
[d]	Compass Group Diversified Holdings LLC, 5.25% due 4/15/2029	6,272,000	5,548,337
[d]	LPL Holdings, Inc., 4.00% due 3/15/2029	1,000,000	899,850
[d]	Owl Rock Core Income Corp., 7.75% due 9/16/2027	2,500,000	2,468,750
[d]	StoneX Group, Inc., 8.625% due 6/15/2025	17,784,000	17,908,310
	Financial Services — 0.3%
	Antares Holdings LP,
[d]	3.75% due 7/15/2027	3,000,000	2,484,630
[d]	6.00% due 8/15/2023	18,000,000	17,891,280
[d]	8.50% due 5/18/2025	11,500,000	11,720,800
[d]	United Wholesale Mortgage LLC, 5.50% due 11/15/2025	5,000,000	4,735,150
			63,657,107
	Food, Beverage & Tobacco — 0.7%
	Beverages — 0.1%
[d,g]	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25% due 4/27/2029	10,443,000	9,672,933
	Food Products — 0.1%
[d]	Darling Ingredients, Inc., 6.00% due 6/15/2030	4,050,000	4,036,271
[d]	Post Holdings, Inc., 5.50% due 12/15/2029	10,000,000	9,467,200
	Tobacco — 0.5%
[d,g]	Imperial Brands Finance plc, 6.125% due 7/27/2027	5,000,000	5,123,600
[d,g]	JT International Financial Services BV, 6.875% due 10/24/2032	5,000,000	5,518,100
[d]	Vector Group Ltd., 10.50% due 11/1/2026	44,464,000	44,729,005
			78,547,109
	Health Care Equipment & Services — 0.1%
	Health Care Providers & Services — 0.1%
	Tenet Healthcare Corp., 4.875% due 1/1/2026	7,184,000	7,042,763
			7,042,763
	Household & Personal Products — 0.1%
	Household Durables — 0.1%
	Newell Brands, Inc.,
	4.70% due 4/1/2026	3,700,000	3,562,175
	6.625% due 9/15/2029	6,300,000	6,349,833
			9,912,008
	Insurance — 0.7%
	Insurance — 0.7%
[f]	Enstar Finance LLC, 5.75% (5-Yr. CMT + 5.468%) due 9/1/2040	1,632,000	1,346,808
[g]	Enstar Group Ltd., 3.10% due 9/1/2031	8,354,000	6,460,148
	Fidelity National Financial, Inc., 3.40% due 6/15/2030	10,000,000	8,762,600
[d]	MetLife, Inc., 9.25% due 4/8/2068	12,000,000	14,157,360
[d,f,g]	QBE Insurance Group Ltd., 7.50% (USSW10 + 6.03%) due 11/24/2043	40,000,000	39,901,200
	Stewart Information Services Corp., 3.60% due 11/15/2031	6,216,000	4,891,309
			75,519,425
	Materials — 0.4%
	Chemicals — 0.2%
	Celanese U.S. Holdings LLC, 6.165% due 7/15/2027	10,000,000	10,109,600
[d,g]	Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00% due 1/27/2030	3,000,000	2,643,060
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 65

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	OCP SA,
[d,g]	3.75% due 6/23/2031	$ 2,000,000	$ 1,644,400
[d,g]	4.50% due 10/22/2025	5,000,000	4,856,450
	Containers & Packaging — 0.1%
[d]	Matthews International Corp., Class C, 5.25% due 12/1/2025	14,969,000	14,334,614
[d]	Silgan Holdings, Inc., 1.40% due 4/1/2026	2,500,000	2,248,350
	Metals & Mining — 0.1%
[d]	Cleveland-Cliffs, Inc., 6.75% due 3/15/2026	5,000,000	5,087,050
[d]	Compass Minerals International, Inc., 6.75% due 12/1/2027	3,000,000	2,868,720
			43,792,244
	Media & Entertainment — 0.2%
	Media — 0.2%
[d]	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75% due 2/1/2032	8,000,000	6,732,880
	Sirius XM Radio, Inc.,
[d]	3.125% due 9/1/2026	5,000,000	4,509,700
[d]	5.00% due 8/1/2027	7,500,000	6,971,025
[d,g]	Telenet Finance Luxembourg Notes Sarl, 5.50% due 3/1/2028	10,000,000	9,256,200
			27,469,805
	Semiconductors & Semiconductor Equipment — 0.1%
	Semiconductors & Semiconductor Equipment — 0.1%
[d]	Qorvo, Inc., 3.375% due 4/1/2031	9,800,000	8,119,104
			8,119,104
	Software & Services — 0.5%
	Information Technology Services — 0.1%
[d]	Science Applications International Corp., 4.875% due 4/1/2028	5,000,000	4,675,850
	Internet Software & Services — 0.2%
[d]	Arches Buyer, Inc., 4.25% due 6/1/2028	6,500,000	5,430,750
[d]	Cogent Communications Group, Inc., 7.00% due 6/15/2027	10,000,000	9,918,400
[d,g]	Prosus NV, 3.061% due 7/13/2031	11,800,000	9,296,748
	Software — 0.2%
[d]	Fair Isaac Corp., 4.00% due 6/15/2028	7,000,000	6,494,600
[d]	GoTo Group, Inc., 5.50% due 9/1/2027	5,655,000	2,916,057
[d]	MSCI, Inc., 3.625% due 9/1/2030	3,000,000	2,607,000
[d]	Open Text Holdings, Inc., 4.125% due 2/15/2030	10,000,000	8,579,400
			49,918,805
	Technology Hardware & Equipment — 0.1%
	Electronic Equipment, Instruments & Components — 0.0%
	Vontier Corp.,
	2.40% due 4/1/2028	4,375,000	3,678,456
	2.95% due 4/1/2031	1,457,000	1,159,670
	Office Electronics — 0.0%
	CDW LLC/CDW Finance Corp., 4.25% due 4/1/2028	5,000,000	4,671,750
	Technology Hardware, Storage & Peripherals — 0.1%
[d,g]	Lenovo Group Ltd., 5.831% due 1/27/2028	5,000,000	5,043,900
			14,553,776
	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.2%
[g]	Deutsche Telekom International Finance BV (Guaranty: Deutsche Telekom AG), 8.75% due 6/15/2030	26,150,000	31,955,561
[g]	Telefonica Emisiones SA (Guaranty: Telefonica SA), 7.045% due 6/20/2036	85,390,000	93,990,481
	Wireless Telecommunication Services — 0.3%
	Digicel International Finance Ltd./Digicel international Holdings Ltd.,
[d,g]	8.00% due 12/31/2026	10,003,281	2,108,992
[d,g]	8.75% due 5/25/2024	36,785,955	33,428,847
			161,483,881
	Transportation — 0.1%
	Passenger Airlines — 0.1%
66 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	American Airlines Pass Through Trust,
	Series 2016-3 Class B, 3.75% due 4/15/2027	$ 10,293,831	$ 9,511,293
	Series 2019-1 Class B, 3.85% due 8/15/2029	7,249,397	6,490,386
	US Airways Pass-Through Trust, Series 2010-1 Class A, 6.25% due 10/22/2024	772,707	772,135
			16,773,814
	Utilities — 0.1%
	Electric Utilities — 0.1%
[d,g]	AES Andres BV, 5.70% due 5/4/2028	2,000,000	1,760,260
[g]	Comision Federal de Electricidad, 5.00% due 9/29/2036	10,472,000	8,877,638
			10,637,898
	Total Corporate Bonds (Cost $931,178,031)		956,056,578
	Other Government — 0.1%
[d,g]	Finance Department Government of Sharjah, 6.50% due 11/23/2032	4,786,000	4,879,183
[d,g]	Nigeria Government International Bond, 7.625% due 11/28/2047	6,000,000	3,847,080
	Total Other Government (Cost $8,308,870)		8,726,263
	Mortgage Backed — 1.5%
[d,f]	Angel Oak Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-6 Class A3, 4.30% due 7/25/2067	4,784,299	4,264,543
[d,f]	Barclays Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2022-INV1 Class A3, 4.53% due 2/25/2062	16,344,597	15,167,311
[f]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 4.047% due 8/25/2033	25,241	24,330
	Chase Home Lending Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2019-1 Class B4, 3.898% due 3/25/2050	1,034,096	814,268
[d,f]	Series 2019-1 Class B5, 3.898% due 3/25/2050	483,096	314,694
[d,f]	Series 2019-1 Class B6, 3.898% due 3/25/2050	745,503	329,151
[d,f]	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO, Series 2016-SH2 Class M4, 3.75% due 12/25/2045	774,964	699,440
	CIM Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2020-J1 Class AIO1, 0.447% due 7/25/2050	60,562,477	959,098
[d,f,i]	Series 2020-J1 Class AIO2, 0.50% due 7/25/2050	54,016,784	1,055,650
[d,f,i]	Series 2020-J1 Class AIOS, 0.20% due 6/25/2050	73,438,951	504,085
[d,f]	Series 2020-J1 Class B4, 3.447% due 7/25/2050	1,365,074	1,093,405
[d,f]	Series 2020-J1 Class B5, 3.447% due 7/25/2050	683,009	450,914
[d,f]	Series 2020-J1 Class B6, 3.447% due 7/25/2050	1,287,301	431,221
[d,f,i]	Series 2020-J2 Class AX1, 0.258% due 1/25/2051	109,366,507	1,099,625
[d,f,i]	Series 2020-J2 Class AXS, 0.21% due 1/25/2051	116,370,965	1,097,483
[d,f]	Series 2020-J2 Class B4, 2.758% due 1/25/2051	491,000	202,991
[d,f]	Series 2020-J2 Class B5, 2.758% due 1/25/2051	164,000	66,084
[d,f]	Series 2020-J2 Class B6, 2.758% due 1/25/2051	651,975	148,071
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[f]	Series 2004-HYB2 Class B1, 4.31% due 3/25/2034	183,878	164,428
[d,f]	Series 2020-EXP1 Class B1, 4.467% due 5/25/2060	2,150,000	1,726,965
[d,f]	Series 2020-EXP1 Class B2, 4.467% due 5/25/2060	1,450,000	1,087,549
[d,f]	Series 2020-EXP1 Class B3, 4.467% due 5/25/2060	725,000	495,314
[d,i]	Series 2020-EXP1 Class XS, due 5/25/2060	38,592,602	175,403
[d,f]	Series 2020-EXP2 Class B5, 3.668% due 8/25/2050	585,000	280,383
[d,f]	Series 2020-EXP2 Class B6, 3.668% due 8/25/2050	1,400,000	517,351
[d,f]	Series 2021-J1 Class B4, 2.611% due 4/25/2051	379,000	127,966
[d,f]	Series 2021-J1 Class B5, 2.611% due 4/25/2051	615,000	172,249
[d,f]	Series 2021-J1 Class B6, 2.611% due 4/25/2051	460,000	106,431
[d,f]	Series 2021-J3 Class B4, 2.858% due 9/25/2051	1,033,000	358,439
[d,f]	Series 2021-J3 Class B6, 2.858% due 9/25/2051	590,000	159,166
	CSMC Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2020-AFC1 Class M1, 2.841% due 2/25/2050	3,808,500	2,879,050
[d,f,i]	Series 2021-AFC1 Class AIOS, 0.25% due 3/25/2056	88,348,955	762,098
[d,f]	Series 2021-AFC1 Class B3, 4.345% due 3/25/2056	215,000	150,939
[d,f,i]	Series 2021-AFC1 Class XS, 3.314% due 3/25/2056	88,348,955	11,675,374
[d,f]	Series 2022-NQM5 Class A3, 5.169% due 5/25/2067	4,001,970	3,740,530
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2020-2 Class AX1, 0.669% due 8/25/2050	113,587,573	2,714,107
[d,f,i]	Series 2020-2 Class AX2, 0.50% due 8/25/2050	19,468,319	376,087
[d,f]	Series 2020-2 Class B4, 3.669% due 8/25/2050	844,253	684,166
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 67

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,f]	Series 2020-2 Class B5, 3.669% due 8/25/2050	$ 2,532,760	$ 2,031,232
[d,f]	Series 2020-2 Class B6C, 3.669% due 8/25/2050	3,377,014	1,500,750
[d,f,i]	Series 2021-13INV Class AX1, 0.187% due 12/30/2051	175,837,918	1,328,579
[d,f,i]	Series 2021-13INV Class AX17, 0.18% due 12/30/2051	14,577,237	125,504
[d,f,i]	Series 2021-13INV Class AX4, 0.50% due 12/30/2051	13,301,729	340,861
[d,f]	Series 2021-13INV Class B4, 3.367% due 12/30/2051	2,434,289	1,505,518
[d,f]	Series 2021-13INV Class B5, 3.367% due 12/30/2051	477,121	311,580
[d,f]	Series 2021-13INV Class B6C, 3.222% due 12/30/2051	4,186,977	2,135,172
[d,f]	Galton Funding Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-H1 Class B1, 3.386% due 1/25/2060	4,379,900	2,767,296
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2020-INV1 Class A11X, 3.418% due 10/25/2050	1,512,465	232,630
[d,f,i]	Series 2020-INV1 Class A12X, 2.93% due 10/25/2050	18,109,137	2,387,456
[d,f,i]	Series 2020-INV1 Class AIOS, 0.19% due 10/25/2050	95,452,868	686,793
[d,f,i]	Series 2020-INV1 Class AX1, 0.005% due 10/25/2050	65,476,982	655
[d,f,i]	Series 2020-INV1 Class AX2, 0.43% due 10/25/2050	3,263,739	39,471
[d,f,i]	Series 2020-INV1 Class AX4, 0.928% due 10/25/2050	3,513,694	92,187
[d,f]	Series 2020-INV1 Class B4, 3.857% due 10/25/2050	1,906,485	1,490,834
[d,f]	Series 2020-INV1 Class B5, 3.857% due 10/25/2050	1,906,886	1,324,040
[d,f]	Series 2020-INV1 Class B6, 3.857% due 10/25/2050	4,403,621	2,340,878
[d,f,i]	Series 2020-INV1 Class BX, 0.357% due 10/25/2050	21,763,122	254,498
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2016-5 Class B5, 5.934% due 12/25/2046	1,999,979	1,274,343
[d,f,i]	Series 2020-3 Class AX1, 0.147% due 8/25/2050	15,531,545	57,249
[d,f,i]	Series 2020-4 Class A11X, 0.633% (5.25% - LIBOR 1 Month) due 11/25/2050	2,971,522	218,802
[d,f,i]	Series 2020-4 Class A3X, 0.50% due 11/25/2050	13,470,898	247,234
[d,f,i]	Series 2020-4 Class AX1, 0.099% due 11/25/2050	49,756,642	135,049
[d,f,i]	Series 2020-4 Class AX3, 3.50% due 11/25/2050	1,376,640	178,026
[d,f,i]	Series 2020-4 Class AX4, 0.55% due 11/25/2050	3,177,052	64,108
[d,f]	Series 2020-4 Class B4, 3.649% due 11/25/2050	1,962,754	1,536,089
[d,f]	Series 2020-4 Class B5, 3.649% due 11/25/2050	906,031	650,386
[d,f]	Series 2020-4 Class B6, 3.536% due 11/25/2050	1,603,555	566,822
[d,f]	Series 2020-7 Class B4, 3.521% due 1/25/2051	2,396,849	1,939,912
[d,f]	Series 2020-7 Class B5, 3.521% due 1/25/2051	1,679,682	941,013
[d,f]	Series 2020-7 Class B6, 3.521% due 1/25/2051	2,289,984	731,190
[d,f]	Series 2021-11 Class B5, 3.028% due 1/25/2052	3,750,041	2,004,133
[d,f]	Series 2021-11 Class B6, 2.756% due 1/25/2052	4,366,430	1,697,123
[d,f]	Series 2022-2 Class B4, 3.133% due 8/25/2052	3,288,384	1,930,238
[d,f]	Series 2022-2 Class B5, 3.133% due 8/25/2052	1,746,649	852,353
[d,f]	Series 2022-2 Class B6, 2.692% due 8/25/2052	1,830,000	429,248
[d,f]	Series 2022-3 Class B4, 3.115% due 8/25/2052	2,698,641	1,564,850
[d,f]	Series 2022-3 Class B5, 3.115% due 8/25/2052	1,717,584	630,900
[d,f]	Series 2022-3 Class B6, 2.238% due 8/25/2052	1,471,070	345,136
	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2021-INV2 Class AX1, 0.127% due 8/25/2051	105,087,176	486,491
[d,f,i]	Series 2021-INV2 Class AX4, 0.70% due 8/25/2051	7,200,385	267,450
[d,f]	Series 2021-INV2 Class B5, 3.327% due 8/25/2051	318,556	187,929
[d,f]	Series 2021-INV2 Class B6, 2.994% due 8/25/2051	1,537,778	623,846
[d,f,i]	Series 2021-INV3 Class AX1, 0.167% due 10/25/2051	126,834,003	831,473
[d,f,i]	Series 2021-INV3 Class AX4, 0.55% due 10/25/2051	10,271,768	280,028
[d,f]	Series 2021-INV3 Class B5, 3.217% due 10/25/2051	445,554	260,341
[d,f]	Series 2021-INV3 Class B6, 2.983% due 10/25/2051	1,940,858	802,466
[f]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 3.533% due 8/25/2034	1,024,577	933,337
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2021-INV1 Class AX1, 0.753% due 6/25/2051	103,000,568	3,826,502
[d,f]	Series 2021-INV1 Class B5, 3.253% due 6/25/2051	1,104,053	703,268
[d,f]	Series 2021-INV1 Class B6, 1.454% due 6/25/2051	1,980,331	876,781
[d,f]	Onslow Bay Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-NQM4 Class A1, 1.957% due 10/25/2061	20,256,844	16,491,481
[d,f]	PRPM LLC, Whole Loan Securities Trust CMO, Series 2022-NQM1 Class A1, 5.50% due 8/25/2067	9,666,481	9,437,134
[d,f]	Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class B1, 3.81% due 9/25/2059	1,500,000	1,281,242
[d,f]	Saluda Grade Alternative Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-FIG1 Class C, due 9/25/2050	20,353,758	5,097,538
[d,f]	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-7 Class B3, 3.724% due 10/25/2047	2,119,607	1,845,837
68 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2019-3 Class AIOS, 0.375% due 9/25/2059	$ 58,077,418	$ 283,278
[d,f]	Series 2019-3 Class B2, 5.663% due 9/25/2059	7,910,000	6,201,510
[d,f]	Series 2019-3 Class B3, 5.936% due 9/25/2059	3,366,214	2,350,691
[a,d,f]	Series 2019-3 Class C, due 9/25/2059	950	950
[d]	Series 2019-3 Class XS1, due 9/25/2059	57,479,319	2,069
[d]	Series 2019-3 Class XS2, due 9/25/2059	57,479,319	2,147,249
[d,f]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class B1, 3.657% due 9/27/2049	10,000,000	8,572,961
	Wells Fargo Mortgage Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2020-3 Class AIO1, 0.182% due 6/25/2050	174,863,930	1,201,053
[d,f]	Series 2020-3 Class B5, 3.182% due 6/25/2050	1,046,000	509,877
[d,f]	Series 2020-3 Class B6, 3.182% due 6/25/2050	1,912,755	595,272
[d,f,i]	Series 2021-INV1 Class AIO2, 0.50% due 8/25/2051	189,123,544	4,707,966
[d,f]	Series 2021-INV1 Class B4, 3.317% due 8/25/2051	3,401,822	2,157,375
[d,f]	Series 2021-INV1 Class B5, 3.317% due 8/25/2051	2,624,263	1,520,260
[d,f]	Series 2021-INV1 Class B6, 3.317% due 8/25/2051	2,024,060	706,456
	Total Mortgage Backed (Cost $187,780,972)		171,156,608
	Loan Participations — 0.1%
	Semiconductors & Semiconductor Equipment — 0.1%
	Information Technology Services — 0.1%
[j]	Xperi Corporation, 8.34% (LIBOR 1 Month + 3.50%) due 6/8/2028	8,755,331	8,631,269
			8,631,269
	Software & Services — 0.0%
	Software — 0.0%
[j]	GoTo Group, Inc., 9.59% (LIBOR 1 Month + 4.75%) due 8/31/2027	2,984,772	1,688,873
			1,688,873
	Total Loan Participations (Cost $10,778,174)		10,320,142
	Short-Term Investments — 2.0%
[b]	Thornburg Capital Management Fund	22,177,799	221,777,990
	Total Short-Term Investments (Cost $221,777,990)		221,777,990
	Total Investments — 100.1% (Cost $9,287,078,359)		$11,035,415,961
	Liabilities Net of Other Assets — (0.1)%		(8,750,795)
	Net Assets — 100.0%		$11,026,665,166

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2023
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	775,403,700	4/17/2023	956,795,390	$ —	$ (8,034,684)
Swiss Franc	SSB	Sell	33,185,300	4/26/2023	36,355,970	—	(43,793)
Euro	SSB	Sell	668,800,700	5/22/2023	727,276,962	—	(8,777,013)
Euro	BBH	Sell	668,800,700	5/22/2023	727,276,962	—	(8,744,242)

Total						—	$ (25,599,732)

Net unrealized appreciation (depreciation)							$ (25,599,732)

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 69

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2023 (Unaudited)
Footnote Legend
a	Security currently fair valued by the Valuation and Pricing Committee.
b	Investment in Affiliates.
c	Non-income producing.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $884,559,240, representing 8.02% of the Fund’s net assets.
e	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
f	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2023.
g	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
h	Bond in default.
i	Interest only.
j	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2023.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Rate
EUR	Denominated in Euro
LIBOR	London Interbank Offered Rates
PIK	Payment-in-kind
SPV	Special Purpose Vehicle
USSW10	USD 10 Year Swap Rate
COUNTRY EXPOSURE * (percent of net assets)
United States	38.7%
France	15.2%
United Kingdom	8.6%
Italy	5.9%
Germany	5.5%
Netherlands	5.0%
Australia	3.5%
Switzerland	3.3%
Taiwan	2.9%
South Korea	2.5%
Spain	2.3%
Canada	1.5%
Portugal	1.0%
Brazil	0.6%
Mexico	0.3%
Jamaica	0.3%
Ireland	0.2%
India	0.2%
China	0.1%
Guatemala	0.1%
Nigeria	0.1%
Belgium	0.1%
Morocco	0.1%
Japan	0.1%
United Arab Emirates	0.0%**
Russian Federation	0.0%**
Dominican Republic	0.0%**
Other Assets Less Liabilities	1.9%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.
70 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Summit Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	Common Stock — 50.6%
	Automobiles & Components — 0.4%
	Automobiles — 0.4%
	Mercedes-Benz Group AG	3,499	$ 268,586
			268,586
	Banks — 1.8%
	Banks — 1.8%
	BNP Paribas SA	9,984	597,794
	JPMorgan Chase & Co.	5,242	683,085
			1,280,879
	Capital Goods — 2.1%
	Aerospace & Defense — 1.0%
	L3Harris Technologies, Inc.	3,725	730,994
	Building Products — 0.4%
[a]	Builders FirstSource, Inc.	3,327	295,371
	Machinery — 0.7%
	Otis Worldwide Corp.	6,060	511,464
			1,537,829
	Consumer Discretionary Distribution & Retail — 3.2%
	Broadline Retail — 2.2%
[a]	Alibaba Group Holding Ltd.	56,900	727,749
[a]	Amazon.com, Inc.	6,458	667,047
[a]	MercadoLibre, Inc.	154	202,981
	Specialty Retail — 1.0%
	Home Depot, Inc.	2,406	710,059
			2,307,836
	Consumer Services — 1.7%
	Diversified Consumer Services — 0.8%
	Service Corp. International	8,401	577,821
	Hotels, Restaurants & Leisure — 0.9%
[a]	Airbnb, Inc. Class A	1,425	177,270
	Yum China Holdings, Inc.	7,450	468,454
			1,223,545
	Consumer Staples Distribution & Retail — 1.4%
	Consumer Staples Distribution & Retail — 1.4%
	Costco Wholesale Corp.	727	361,225
	Raia Drogasil SA	59,680	287,894
	Sendas Distribuidora S/A	114,200	350,140
			999,259
	Energy — 3.2%
	Oil, Gas & Consumable Fuels — 3.2%
	Chesapeake Energy Corp.	9,283	705,879
	Enbridge, Inc.	19,676	750,207
	Shell plc	11,376	323,962
	TotalEnergies SE	9,462	557,817
			2,337,865
	Financial Services — 5.9%
	Capital Markets — 1.8%
	Charles Schwab Corp.	8,152	427,002
	CME Group, Inc.	2,781	532,617
	Hong Kong Exchanges & Clearing Ltd.	7,400	328,243
	Consumer Finance — 1.2%
	Capital One Financial Corp.	6,493	624,367
	SBI Cards & Payment Services Ltd.	26,865	240,921
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 71

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	Financial Services — 2.9%
[a,b]	Adyen NV	128	$ 202,560
	Mastercard, Inc. Class A	2,202	800,229
	Visa, Inc. Class A	4,860	1,095,736
			4,251,675
	Food, Beverage & Tobacco — 1.2%
	Food Products — 1.2%
	Nestle SA	7,166	872,968
			872,968
	Health Care Equipment & Services — 0.9%
	Health Care Equipment & Supplies — 0.9%
	Medtronic plc	8,377	675,354
			675,354
	Insurance — 1.6%
	Insurance — 1.6%
	AIA Group Ltd.	46,800	492,748
	NN Group NV	19,431	705,100
			1,197,848
	Materials — 3.0%
	Chemicals — 2.1%
	Akzo Nobel NV	4,672	364,707
	Linde plc	2,142	761,353
	LyondellBasell Industries NV Class A	3,870	363,354
	Metals & Mining — 0.9%
	Glencore plc	76,743	439,837
	Teck Resources Ltd. Class B	5,923	216,190
			2,145,441
	Media & Entertainment — 3.3%
	Entertainment — 1.9%
	Nintendo Co. Ltd.	25,000	966,108
[a]	Sea Ltd. ADR	4,391	380,041
	Interactive Media & Services — 1.4%
[a]	Alphabet, Inc. Class A	9,819	1,018,525
			2,364,674
	Pharmaceuticals, Biotechnology & Life Sciences — 5.9%
	Biotechnology — 1.1%
[a]	BioMarin Pharmaceutical, Inc.	8,036	781,421
	Life Sciences Tools & Services — 0.7%
	Thermo Fisher Scientific, Inc.	866	499,136
	Pharmaceuticals — 4.1%
	AstraZeneca plc	3,658	506,845
	Merck & Co., Inc.	6,974	741,964
	Novo Nordisk A/S Class B	2,443	386,151
	Roche Holding AG	4,680	1,334,768
			4,250,285
	Semiconductors & Semiconductor Equipment — 3.9%
	Semiconductors & Semiconductor Equipment — 3.9%
	ASML Holding NV	1,516	1,027,893
	Broadcom, Inc.	984	631,275
	NVIDIA Corp.	1,564	434,432
	Taiwan Semiconductor Manufacturing Co. Ltd.	41,000	717,727
			2,811,327
	Software & Services — 4.8%
	Information Technology Services — 1.1%
72 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	HCL Technologies Ltd.	26,881	$ 355,039
	Nomura Research Institute Ltd.	18,900	436,291
	Software — 3.7%
	Microsoft Corp.	5,153	1,485,610
	SAP SE	6,591	829,590
[a]	ServiceNow, Inc.	755	350,863
			3,457,393
	Technology Hardware & Equipment — 2.8%
	Communications Equipment — 0.6%
[a]	Calix, Inc.	8,444	452,514
	Electronic Equipment, Instruments & Components — 0.6%
	Keyence Corp.	853	414,053
	Technology Hardware, Storage & Peripherals — 1.6%
	Apple, Inc.	7,002	1,154,630
			2,021,197
	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 2.0%
	Deutsche Telekom AG	36,005	872,710
	Orange SA	51,242	608,624
	Wireless Telecommunication Services — 1.1%
	KDDI Corp.	25,500	786,078
			2,267,412
	Transportation — 0.4%
	Ground Transportation — 0.4%
	Canadian Pacific Railway Ltd.	3,950	303,913
			303,913
	Total Common Stock (Cost $32,859,164)		36,575,286
	Asset Backed Securities — 7.1%
	Auto Receivables — 2.3%
[b]	ACC Auto Trust, Series 2022-A Class A, 4.58% due 7/15/2026	$ 256,747	252,450
	CarMax Auto Owner Trust, Series 2021-1 Class A3, 0.34% due 12/15/2025	389,896	376,359
[b]	CPS Auto Receivables Trust, Series 2022-A Class A, 0.98% due 4/16/2029	107,374	106,082
[b]	Exeter Automobile Receivables Trust, Series 2019-3A Class D, 3.11% due 8/15/2025	224,765	222,003
	Harley-Davidson Motorcycle Trust, Series 2021-B Class A3, 0.56% due 11/16/2026	490,010	472,602
	Nissan Auto Receivables Owner Trust, Series 2019-C Class A3, 1.93% due 7/15/2024	98,191	98,091
	Santander Drive Auto Receivables Trust, Series 2020-3 Class C, 1.12% due 1/15/2026	123,670	123,132
			1,650,719
	Credit Card — 0.6%
[b]	Mission Lane Credit Card Master Trust, Series 2021-A Class A, 1.59% due 9/15/2026	450,000	437,071
			437,071
	Other Asset Backed — 3.9%
[b]	Amur Equipment Finance Receivables IX LLC, Series 2021-1A Class F, 6.09% due 2/20/2029	600,000	549,482
[b]	Aqua Finance Trust, Series 2019-A Class B, 3.47% due 7/16/2040	189,700	173,331
[b]	Consumer Loan Underlying Bond Credit Trust, Series 2019-P1 Class C, 4.66% due 7/15/2026	157,682	157,508
[b]	Dell Equipment Finance Trust, Series 2020-2 Class A3, 0.57% due 10/23/2023	74,722	74,533
[b,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	168,145	111,195
[b]	Foundation Finance Trust, Series 2019-1A Class A, 3.86% due 11/15/2034	27,123	26,601
[b]	FREED ABS Trust, Series 2022-3FP Class A, 4.50% due 8/20/2029	93,875	93,724
[b,d]	Goldman Home Improvement Trust Issuer Trust Series 2021-GRN2 Class R, due 6/20/2051	2,000	154,480
[b]	LendingPoint Pass-Through Trust, Series 2022-ST1 Class A, 2.50% due 3/15/2028	147,642	141,111
	Marlette Funding Trust,
[b]	Series 2021-1A Class R, due 6/16/2031	1,200	85,349
[b]	Series 2021-2A Class R, due 9/15/2031	1,150	112,062
[b]	Series 2022-1A Class A, 1.36% due 4/15/2032	226,893	224,431
[b,d]	Mosaic Solar Loan Trust Series 2021-2A Class R, due 4/22/2047	1,150,000	218,702
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 73

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
[b]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1 Class DT1, 3.011% due 8/15/2053	$ 250,000	$ 244,765
[b,e]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	30,000	29,134
[b]	Sierra Timeshare Receivables Funding LLC, Series 2019-1A Class A, 3.20% due 1/20/2036	14,705	14,018
[b]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	100,000	92,295
	Upstart Pass-Through Trust,
[b]	Series 2021-ST4 Class CERT, due 7/20/2027	500,000	150,138
[b]	Series 2021-ST7 Class A, 1.85% due 9/20/2029	163,274	160,259
	Verizon Owner Trust, Series 2020-A Class A1A, 1.85% due 7/22/2024	22,762	22,716
			2,835,834
	Student Loan — 0.3%
[b,e]	Navient Private Education Loan Trust, Series 2015-AA Class A2B, 5.884% (LIBOR 1 Month + 1.20%) due 12/15/2028	51,976	51,893
[b]	SMB Private Education Loan Trust, Series 2020-B Class A1A, 1.29% due 7/15/2053	137,929	120,162
			172,055
	Total Asset Backed Securities (Cost $5,819,296)		5,095,679
	Corporate Bonds — 11.3%
	Automobiles & Components — 0.6%
	Automobiles — 0.4%
[b]	Hyundai Capital America, 0.875% due 6/14/2024	300,000	284,361
	Construction & Engineering — 0.2%
[b,c]	IHS Netherlands Holdco BV, 8.00% due 9/18/2027	200,000	177,246
			461,607
	Capital Goods — 0.9%
	Aerospace & Defense — 0.6%
[b]	TransDigm, Inc., 6.75% due 8/15/2028	400,000	404,000
	Machinery — 0.3%
[b]	Regal Rexnord Corp., 6.05% due 2/15/2026	250,000	251,710
			655,710
	Commercial Services — 0.3%
	Food Products — 0.3%
[b]	Darling Global Finance BV (EUR), 3.625% due 5/15/2026	200,000	210,473
			210,473
	Energy — 0.7%
	Oil, Gas & Consumable Fuels — 0.7%
[c]	Ecopetrol SA, 8.875% due 1/13/2033	250,000	253,077
	Petroleos Mexicanos,
[c]	5.95% due 1/28/2031	120,000	91,818
[c]	6.50% due 6/2/2041	200,000	133,930
			478,825
	Equity Real Estate Investment Trusts (REITs) — 0.4%
	Diversified REITs — 0.4%
	Extra Space Storage LP, 5.70% due 4/1/2028	250,000	251,708
	Service Properties Trust, 4.95% due 2/15/2027	40,000	33,689
			285,397
	Financial Services — 0.5%
	Capital Markets — 0.5%
[b]	Compass Group Diversified Holdings LLC, 5.00% due 1/15/2032	250,000	200,745
	Owl Rock Technology Finance Corp.,
	2.50% due 1/15/2027	168,000	140,215
[b]	4.75% due 12/15/2025	11,000	9,904
			350,864
	Food, Beverage & Tobacco — 0.4%
	Tobacco — 0.4%
[b]	Vector Group Ltd., 10.50% due 11/1/2026	251,000	252,496
74 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
			252,496
	Health Care Equipment & Services — 0.7%
	Health Care Providers & Services — 0.7%
	Tenet Healthcare Corp., 4.625% due 7/15/2024	$ 500,000	$ 493,240
			493,240
	Insurance — 0.6%
	Insurance — 0.6%
[c]	Pentair Finance Sarl, 5.90% due 7/15/2032	400,000	413,940
			413,940
	Materials — 0.9%
	Metals & Mining — 0.9%
[b]	Compass Minerals International, Inc., 6.75% due 12/1/2027	500,000	478,120
[b,c]	POSCO, 5.625% due 1/17/2026	200,000	202,464
			680,584
	Media & Entertainment — 0.8%
	Media — 0.8%
[b]	CCO Holdings LLC/CCO Holdings Capital Corp.,4.25% due 2/1/2031 - 1/15/2034	750,000	603,392
			603,392
	Pharmaceuticals, Biotechnology & Life Sciences — 0.1%
	Life Sciences Tools & Services — 0.1%
[b]	Avantor Funding, Inc. (EUR), 2.625% due 11/1/2025	100,000	104,301
			104,301
	Semiconductors & Semiconductor Equipment — 0.8%
	Semiconductors & Semiconductor Equipment — 0.8%
	Intel Corp., 4.875% due 2/10/2026	200,000	202,604
[b]	Qorvo, Inc., 3.375% due 4/1/2031	200,000	165,696
[b,c]	SK Hynix, Inc., 6.25% due 1/17/2026	200,000	201,978
			570,278
	Software & Services — 1.0%
	Internet Software & Services — 0.3%
[b]	Prosus NV (EUR), 1.288% due 7/13/2029	285,000	235,796
	Software — 0.7%
[b]	GoTo Group, Inc., 5.50% due 9/1/2027	239,000	123,243
[b]	Open Text Holdings, Inc., 4.125% due 2/15/2030	400,000	343,176
			702,215
	Technology Hardware & Equipment — 1.5%
	Electronic Equipment, Instruments & Components — 0.4%
	Arrow Electronics, Inc., 6.125% due 3/1/2026	300,000	300,615
	Office Electronics — 0.3%
	CDW LLC/CDW Finance Corp., 3.25% due 2/15/2029	250,000	219,833
	Technology Hardware, Storage & Peripherals — 0.8%
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	250,000	248,632
[b,c]	Lenovo Group Ltd., 5.831% due 1/27/2028	300,000	302,634
			1,071,714
	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.3%
	AT&T, Inc., 5.539% due 2/20/2026	250,000	250,643
			250,643
	Utilities — 0.8%
	Electric Utilities — 0.8%
	American Electric Power Co., Inc., 5.625% due 3/1/2033	300,000	310,923
	System Energy Resources, Inc., 6.00% due 4/15/2028	260,000	266,523
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 75

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
			577,446
	Total Corporate Bonds (Cost $8,103,764)		8,163,125
	U.S. Treasury Securities — 13.5%
	United States Treasury Inflationary Indexed Bonds, 0.125%, 2/15/2052	$ 537,215	$ 372,211
	United States Treasury Notes,
	0.125%, 5/31/2023	1,000,000	992,578
	0.875%, 9/30/2026	1,000,000	905,859
	1.125%, 2/15/2031	1,200,000	1,010,438
	2.25%, 11/15/2024	550,000	532,662
	3.50%, 2/15/2033 - 2/15/2039	1,900,000	1,885,390
	4.125%, 11/15/2032	550,000	578,016
	United States Treasury Notes Inflationary Index,
	0.125%, 7/15/2024 - 1/15/2031	3,513,282	3,289,086
	1.125%, 1/15/2033	220,900	220,270
	Total U.S. Treasury Securities (Cost $9,545,108)		9,786,510
	Mortgage Backed — 5.0%
[b,e]	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1, 3.805% due 1/25/2049	37,660	35,845
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[b,e]	Series 2021-J1 Class B4, 2.611% due 4/25/2051	100,000	33,764
[b,e]	Series 2021-J1 Class B5, 2.611% due 4/25/2051	100,000	28,008
[b,e]	Series 2021-J1 Class B6, 2.611% due 4/25/2051	99,907	23,116
	COMM Mortgage Trust, CMBS, Series 2015-LC23 Class ASB, 3.598% due 10/10/2048	304,020	296,279
[b,e]	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-1 Class A1, 2.206% due 1/25/2067	266,861	222,423
	Federal Home Loan Mtg Corp., Pool SE9046, 3.00% due 12/1/2051	269,118	238,604
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO, Series 2019-1 Class MA, 3.50% due 7/25/2058	48,920	46,760
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool SD1669, 2.50% due 1/1/2052	289,179	249,238
	Pool SD8205 2.50% due 4/1/2052	500,218	430,911
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO, Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	71,276	63,413
	Federal National Mtg Assoc., UMBS Collateral, Pool MA4579, 3.00% due 4/1/2052	237,073	212,586
[b,e]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-2 Class B3, 4.03% due 12/25/2049	116,312	98,170
[b,e]	GCAT Trust, Whole Loan Securities Trust CMO, Series 2021-CM2 Class A1, 2.352% due 8/25/2066	243,771	220,647
	Imperial Fund Mortgage Trust, Whole Loan Securities Trust CMO,
[b,e]	Series 2021-NQM2 Class A1, 1.073% due 9/25/2056	228,382	182,863
[b,e]	Series 2021-NQM3 Class A1, 1.595% due 11/25/2056	347,343	292,029
	JPMorgan Chase Commercial Mortgage Securities Trust, CMBS, Series 2013-LC11 Class A5, 2.96% due 4/15/2046	123,831	123,292
[b,e]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	50,660	49,092
[b,e]	MFRA Trust, Whole Loan Securities Trust CMO, Series 2022-CHM1 Class A1, 3.875% due 9/25/2056	302,378	284,510
[b,e]	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2022-NQM3 Class A1, 3.90% due 4/25/2062	381,972	345,566
[b,e]	TIAA Bank Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2018-2 Class B3, 3.692% due 7/25/2048	161,735	136,301
	Total Mortgage Backed (Cost $3,904,742)		3,613,417
	Exchange-Traded Funds — 4.0%
	Invesco DB Agriculture Fund	19,822	404,963
	Invesco DB Base Metals Fund	34,412	695,122
[a]	SPDR Gold Shares Fund	5,318	974,364
[a]	United States Oil Fund LP	12,067	801,732
	Total Exchange-Traded Funds (Cost $2,372,814)		2,876,181
	Call Options Purchased — 0.2%
[a]	SPDR Gold Shares Fund Expiration Date: 9/15/2023 Contract Amount: 12,740 Exercise Price: USD 180.00 Contract Party: JPMorgan Chase Bank, N.A.	USD 2,334,223	150,593
76 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	Total Call Options Purchased (Premiums paid $86,377)		150,593
	Total Long-Term Investments — 91.7% (Cost $62,691,265)		66,260,791
	Short-Term Investments — 8.5%
[f]	Thornburg Capital Management Fund	616,094	$ 6,160,938
	Total Short-Term Investments (Cost $6,160,938)		6,160,938
	Total Investments — 100.2% (Cost $68,852,203)		$72,421,729
	Liabilities Net of Other Assets — (0.2)%		(163,314)
	Net Assets — 100.0%		$72,258,415

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2023
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Buy	1,093,820	4/28/2023	1,187,840	$ —	$ (7,717)
Japanese Yen	MSC	Buy	246,842,000	4/28/2023	1,865,535	—	(51,984)

Total						—	$ (59,701)

Net unrealized appreciation (depreciation)							$ (59,701)

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Morgan Stanely & Co. Inc. ("MSC").

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $10,709,408, representing 14.82% of the Fund’s net assets.
c	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	Security currently fair valued by the Valuation and Pricing Committee.
e	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2023.
f	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
ADR	American Depositary Receipt
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euro
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
UMBS	Uniform Mortgage Backed Securities
USD	United States Dollar
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 77

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2023 (Unaudited)
COUNTRY EXPOSURE * (percent of net assets)
United States	66.6%
Netherlands	3.6%
Japan	3.6%
Germany	2.7%
France	2.4%
China	2.4%
Canada	2.2%
Brazil	1.2%
Hong Kong	1.1%
Taiwan	1.0%
India	0.8%
United Kingdom	0.7%
Australia	0.6%
South Korea	0.6%
Denmark	0.5%
Singapore	0.5%
Colombia	0.4%
Mexico	0.3%
Nigeria	0.3%
Cayman Islands	0.2%
Other Assets Less Liabilities	8.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
78 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

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Thornburg Equity Funds Semi-Annual Report  |  79

Statements of Assets and Liabilities
March 31, 2023 (Unaudited)
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 735,472,107	$ 2,112,359,701	$ 460,830,744	$ 706,327,075	$ 943,115,396
Non-controlled affiliated issuers	19,956,792	133,365,643	39,980,730	14,674,244	38,370,652
Investments at value
Non-affiliated issuers	1,009,996,513	2,453,334,798	469,854,209	942,969,314	1,044,085,212
Non-controlled affiliated issuers	19,956,792	133,365,643	39,980,730	14,674,244	38,370,652
Foreign currency at value (a)	642	1,982	1,028	114,604	142,099
Receivable for investments sold	-	-	1,215,187	1,173,625	541,721
Receivable for fund shares sold	1,284,903	1,536,762	1,597,784	432,431	1,552,771
Dividends receivable	1,262,552	5,182,802	870,382	1,407,551	3,033,951
Tax reclaims receivable	1,045,501	6,914,004	679,443	1,587,315	305,961
Prepaid expenses and other assets	130,565	90,772	93,774	95,577	85,869
Total Assets	1,033,677,468	2,600,426,763	514,292,537	962,454,661	1,088,118,236
Liabilities
Unrealized depreciation on forward currency contracts	1,646,835	-	-	-	-
Payable for investments purchased	85,656	16,530,912	1,563,339	1,532,600	150,378
Payable for fund shares redeemed	751,925	2,595,080	1,090,558	2,182,293	810,086
Payable to investment advisor and other affiliates	918,961	1,772,161	283,023	708,637	952,009
IRS compliance fees for foreign withholding tax claims payable	-	56,067,400	-	-	-
Deferred taxes payable	2,661,300	-	-	-	-
Accounts payable and accrued expenses	363,146	1,662,606	186,704	807,774	568,871
Total Liabilities	6,427,823	78,628,159	3,123,624	5,231,304	2,481,344
Net Assets	$ 1,027,249,645	$ 2,521,798,604	$ 511,168,913	$ 957,223,357	$ 1,085,636,892
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 728,518,604	$ 2,156,098,859	$ 550,470,677	$ 741,542,828	$ 1,135,273,623
Distributable earnings (accumulated loss)	298,731,041	365,699,745	(39,301,764)	215,680,529	(49,636,731)
Net Assets	$ 1,027,249,645	$ 2,521,798,604	$ 511,168,913	$ 957,223,357	$ 1,085,636,892
80   |  Thornburg Equity Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2023 (Unaudited)
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 271,894,935	$ 401,518,357	$ 41,854,972	$ 96,544,065	$ 96,486,120
Shares outstanding	8,489,793	17,522,026	2,550,818	4,209,475	4,663,183
Net asset value and redemption price per share	$ 32.03	$ 22.92	$ 16.41	$ 22.93	$ 20.69
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 33.54	$ 24.00	$ 17.18	$ 24.01	$ 21.66
Class C Shares:
Net assets applicable to shares outstanding	59,295,767	15,650,691	5,542,246	10,937,044	15,411,529
Shares outstanding	1,952,352	795,226	347,543	533,055	793,578
Net asset value and redemption price per share*	30.37	19.68	15.95	20.52	19.42
Class I Shares:
Net assets applicable to shares outstanding	612,675,264	1,487,473,171	463,771,695	730,284,232	906,468,555
Shares outstanding	19,053,082	62,349,554	27,439,906	30,658,507	42,749,174
Net asset value and redemption price per share	32.16	23.86	16.90	23.82	21.20
Class R3 Shares:
Net assets applicable to shares outstanding	3,047,643	120,282,145	-	4,826,627	-
Shares outstanding	96,356	5,256,999	-	214,090	-
Net asset value and redemption price per share	31.63	22.88	-	22.54	-
Class R4 Shares:
Net assets applicable to shares outstanding	5,212,286	94,256,837	-	7,682,725	-
Shares outstanding	164,066	4,158,796	-	338,248	-
Net asset value and redemption price per share	31.77	22.66	-	22.71	-
Class R5 Shares:
Net assets applicable to shares outstanding	17,941,602	105,432,005	-	25,296,267	3,582,851
Shares outstanding	557,077	4,423,829	-	1,058,876	169,536
Net asset value and redemption price per share	32.21	23.83	-	23.89	21.13
Class R6 Shares:
Net assets applicable to shares outstanding	57,182,148	297,185,398	-	81,652,397	63,687,837
Shares outstanding	1,771,372	12,528,893	-	3,401,766	2,997,651
Net asset value and redemption price per share	32.28	23.72	-	24.00	21.25

(a)	Cost of foreign currency is $626; $1,975; $1,018; $114,457; $137,339 respectively.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  81

Statements of Assets and Liabilities, Continued
March 31, 2023 (Unaudited)
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 502,802,166	$ 272,518,939	$ 8,826,372,355	$ 62,691,265
Non-controlled affiliated issuers	7,884,843	2,100,219	460,706,004	6,160,938
Investments at value
Non-affiliated issuers	519,421,312	275,620,209	10,652,293,082	66,260,791
Non-controlled affiliated issuers	7,884,843	2,100,219	383,122,879	6,160,938
Cash	-	-	-	1,237
Foreign currency at value (a)	-	-	15,107	72
Receivable for investments sold	-	3,798,345	11,444,183	984,579
Receivable for fund shares sold	82,716	18,783	8,357,630	122,022
Dividends receivable	177,734	21,982	28,650,956	84,738
Tax reclaims receivable	-	-	53,770,381	43,770
Principal and interest receivable	-	-	22,384,155	136,573
Prepaid expenses and other assets	69,035	65,558	232,256	32,507
Total Assets	527,635,640	281,625,096	11,160,270,629	73,827,227
Liabilities
Unrealized depreciation on forward currency contracts	-	-	25,599,732	59,701
Payable for investments purchased	1,036,059	3,337,384	22,751,722	1,455,821
Payable for fund shares redeemed	221,307	320,315	6,023,969	-
Payable to investment advisor and other affiliates	576,809	318,373	9,185,617	16,327
IRS compliance fees for foreign withholding tax claims payable	-	-	49,825,445	-
Accounts payable and accrued expenses	435,031	252,623	2,718,328	36,963
Dividends payable	-	-	17,500,650	-
Total Liabilities	2,269,206	4,228,695	133,605,463	1,568,812
Net Assets	$ 525,366,434	$ 277,396,401	$ 11,026,665,166	$ 72,258,415
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 564,706,555	$ 391,516,217	$ 9,821,632,304	$ 70,354,077
Distributable earnings (accumulated loss)	(39,340,121)	(114,119,816)	1,205,032,862	1,904,338
Net Assets	$ 525,366,434	$ 277,396,401	$ 11,026,665,166	$ 72,258,415
82   |  Thornburg Equity Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2023 (Unaudited)
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 292,253,726	$ 137,523,184	$ 3,886,826,464	$ 3,658,058
Shares outstanding	4,940,547	5,944,676	175,403,112	319,616
Net asset value and redemption price per share	$ 59.15	$ 23.13	$ 22.16	$ 11.45
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 61.94	$ 24.22	$ 23.20	$ 11.99
Class C Shares:
Net assets applicable to shares outstanding	6,356,319	4,629,180	568,667,672	-
Shares outstanding	126,319	275,411	25,696,871	-
Net asset value and redemption price per share*	50.32	16.81	22.13	-
Class I Shares:
Net assets applicable to shares outstanding	204,493,130	111,861,370	6,337,292,451	68,600,357
Shares outstanding	3,306,985	4,195,994	283,855,597	5,991,612
Net asset value and redemption price per share	61.84	26.66	22.33	11.45
Class R3 Shares:
Net assets applicable to shares outstanding	13,407,499	14,035,591	21,026,928	-
Shares outstanding	228,063	619,156	949,259	-
Net asset value and redemption price per share	58.79	22.67	22.15	-
Class R4 Shares:
Net assets applicable to shares outstanding	2,771,797	1,259,274	11,967,104	-
Shares outstanding	46,402	54,238	539,484	-
Net asset value and redemption price per share	59.73	23.22	22.18	-
Class R5 Shares:
Net assets applicable to shares outstanding	6,083,963	8,087,802	22,497,707	-
Shares outstanding	98,564	303,909	1,008,403	-
Net asset value and redemption price per share	61.73	26.61	22.31	-
Class R6 Shares:
Net assets applicable to shares outstanding	-	-	178,386,840	-
Shares outstanding	-	-	8,015,091	-
Net asset value and redemption price per share	-	-	22.26	-

(a)	Cost of foreign currency is $0; $0; $14,639; $71 respectively.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  83

Statements of Operations
Six Months Ended March 31, 2023 (Unaudited)
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 12,306,728	$ 21,916,789	$ 3,227,240	$ 7,021,684	$ 7,511,892
Non-controlled affiliated issuers	943,557	2,972,542	619,933	527,361	626,956
Non-cash dividend	-	7,653,995	1,189,723	-	2,826,566
Dividend taxes withheld	(238,697)	(1,305,104)	(377,988)	(387,369)	(639,677)
Interest income	8,777	74,480	4,618	9,371	-
Foreign withholding tax claims	255,371	1,875,445	92,276	213,552	-
Adjusted for: IRS compliance fees for foreign withholding tax claims	-	(4,885,153)	-	-	-
Total Income	13,275,736	28,302,994	4,755,802	7,384,599	10,325,737
EXPENSES
Investment management fees	4,154,884	9,247,899	2,177,022	4,022,005	4,741,705
Administration fees	433,641	1,051,146	197,978	418,997	443,305
Distribution and service fees
Class A Shares	326,840	476,485	48,136	114,886	116,527
Class C Shares	329,020	76,949	24,992	55,404	83,318
Class R3 Shares	7,335	286,213	-	11,311	-
Class R4 Shares	6,595	107,917	-	9,109	-
Transfer agent fees
Class A Shares	112,729	143,170	26,725	55,520	65,354
Class C Shares	36,038	5,820	2,555	8,268	11,450
Class I Shares	202,605	633,135	206,053	321,670	347,544
Class R3 Shares	4,860	158,590	-	9,527	-
Class R4 Shares	14,981	120,874	-	21,732	-
Class R5 Shares	14,530	167,560	-	40,014	4,498
Class R6 Shares	3,180	10,900	-	5,638	9,178
Registration and filing fees
Class A Shares	12,753	12,149	13,438	7,954	8,274
Class C Shares	7,107	6,260	11,769	6,811	8,099
Class I Shares	13,545	17,707	26,191	9,937	27,321
Class R3 Shares	6,896	6,503	-	6,930	-
Class R4 Shares	6,896	6,802	-	6,932	-
Class R5 Shares	6,928	6,810	-	6,979	7,474
Class R6 Shares	7,036	7,047	-	6,865	7,530
Custodian fees	98,269	304,303	94,927	142,193	515,459
Professional fees	40,444	59,694	52,750	45,115	36,555
Trustee and officer fees	30,551	73,945	13,704	32,823	30,728
Other expenses	36,532	131,068	26,004	51,197	49,955
Total Expenses	5,914,195	13,118,946	2,922,244	5,417,817	6,514,274
Less:
Expenses reimbursed	(146,725)	(459,561)	(420,334)	(421,451)	(364,829)
Investment management fees waived	(203,907)	(1,521,113)	(353,155)	(87,687)	(691,935)
Net Expenses	5,563,563	11,138,272	2,148,755	4,908,679	5,457,510
Net Investment Income (Loss)	$ 7,712,173	$ 17,164,722	$ 2,607,047	$ 2,475,920	$ 4,868,227
84   |  Thornburg Equity Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2023 (Unaudited)
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments*	$ 34,782,845	$ 42,483,542	$ (79,782)	$ 21,649,512	$ (37,584,394)
Forward currency contracts	(3,092,251)	-	-	-	-
Foreign currency transactions	(92,324)	256,243	(75,678)	70,739	(141,813)
Net realized gain (loss)	31,598,270	42,739,785	(155,460)	21,720,251	(37,726,207)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments**	134,222,733	511,342,958	83,415,739	198,268,730	158,030,617
Forward currency contracts	(7,282,152)	-	-	-	-
Foreign currency translations	108,040	543,198	61,428	159,838	117,762
Change in net unrealized appreciation (depreciation)	127,048,621	511,886,156	83,477,167	198,428,568	158,148,379
Net Realized and Unrealized Gain (Loss)	158,646,891	554,625,941	83,321,707	220,148,819	120,422,172
Change in Net Assets Resulting from Operations	$ 166,359,064	$ 571,790,663	$ 85,928,754	$ 222,624,739	$ 125,290,399
* Net of foreign capital gain taxes	$ 368,317	$ -	$ -	$ -	$ -
** Net of change in deferred taxes	$ 585,893	$ -	$ -	$ -	$ 184,783
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  85

Statements of Operations, Continued
Six Months Ended March 31, 2023 (Unaudited)
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 3,069,656	$ 260,032	$ 167,204,547	$ 425,829
Non-controlled affiliated issuers	138,674	58,800	18,369,111	98,591
Dividend taxes withheld	-	-	(5,403,999)	(30,556)
Interest income	-	-	51,472,999	485,357
Foreign withholding tax claims	-	-	9,792,258	12,341
Adjusted for: IRS compliance fees for foreign withholding tax claims	-	-	(11,976,528)	-
Total Income	3,208,330	318,832	229,458,388	991,562
EXPENSES
Investment management fees	2,391,342	1,245,174	36,487,416	245,494
Administration fees	243,698	126,231	4,629,898	29,025
Distribution and service fees
Class A Shares	381,074	178,088	4,662,826	2,483
Class C Shares	35,754	25,499	2,940,311	-
Class R3 Shares	35,053	35,024	52,460	-
Class R4 Shares	3,691	1,461	14,216	-
Transfer agent fees
Class A Shares	173,065	102,387	1,192,445	908
Class C Shares	9,090	8,268	158,460	-
Class I Shares	98,715	43,462	2,082,733	17,243
Class R3 Shares	21,648	24,039	22,642	-
Class R4 Shares	5,606	2,272	14,802	-
Class R5 Shares	18,080	16,235	37,054	-
Class R6 Shares	-	-	8,450	-
Registration and filing fees
Class A Shares	13,359	12,727	27,417	7,534
Class C Shares	8,622	7,704	12,175	-
Class I Shares	8,211	8,777	43,177	9,029
Class R3 Shares	6,819	6,638	7,280	-
Class R4 Shares	7,274	7,139	7,033	-
Class R5 Shares	7,275	8,534	7,329	-
Class R6 Shares	-	-	7,551	-
Custodian fees	26,729	22,427	463,670	37,633
Professional fees	36,613	28,070	222,501	33,388
Trustee and officer fees	19,261	11,543	310,912	2,004
Other expenses	10,007	22,166	368,792	14,510
Total Expenses	3,560,986	1,943,865	53,781,550	399,251
Less:
Expenses reimbursed	(239,301)	(173,357)	(57,324)	(62,128)
Investment management fees waived	-	-	-	(108,787)
Net Expenses	3,321,685	1,770,508	53,724,226	228,336
Net Investment Income (Loss)	$ (113,355)	$ (1,451,676)	$ 175,734,162	$ 763,226
86   |  Thornburg Equity Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2023 (Unaudited)
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments*	$ (27,146,582)	$ (21,275,074)	$ (7,280,468)	$ (103,238)
Non-controlled affiliated issuers	-	-	(2,152,707)	-
Forward currency contracts	-	-	(58,881,461)	91,949
Foreign currency transactions	(301)	572	1,034,027	(6,763)
Net realized gain (loss)	(27,146,883)	(21,274,502)	(67,280,609)	(18,052)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments**	64,696,731	48,386,129	1,715,063,689	6,506,130
Non-controlled affiliated issuers	-	-	21,353,872	-
Forward currency contracts	-	-	(128,732,363)	113,394
Foreign currency translations	-	-	4,000,729	3,156
Change in net unrealized appreciation (depreciation)	64,696,731	48,386,129	1,611,685,927	6,622,680
Net Realized and Unrealized Gain (Loss)	37,549,848	27,111,627	1,544,405,318	6,604,628
Change in Net Assets Resulting from Operations	$ 37,436,493	$ 25,659,951	$ 1,720,139,480	$ 7,367,854
* Net of foreign capital gain taxes	$ -	$ -	$ -	$ -
** Net of change in deferred taxes	$ -	$ -	$ -	$ 17
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  87

Statements of Changes in Net Assets

	THORNBURG GLOBAL OPPORTUNITIES FUND		THORNBURG INTERNATIONAL EQUITY FUND
	Six Months Ended March 31, 2023*	Year Ended September 30, 2022	Six Months Ended March 31, 2023*	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 7,712,173	$ 9,655,415	$ 17,164,722	$ 45,024,621
Net realized gain (loss)	31,598,270	40,008,544	42,739,785	(31,319,415)
Net change in unrealized appreciation (depreciation)	127,048,621	(245,776,411)	511,886,156	(861,255,347)
Net Increase (Decrease) in Net Assets Resulting from Operations	166,359,064	(196,112,452)	571,790,663	(847,550,141)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(9,456,995)	(35,940,962)	(6,396,784)	(71,630,114)
Class C Shares	(1,959,214)	(13,819,339)	(180,196)	(3,618,672)
Class I Shares	(22,157,893)	(79,676,826)	(27,585,467)	(255,342,551)
Class R3 Shares	(100,396)	(482,303)	(1,851,400)	(19,948,636)
Class R4 Shares	(189,199)	(784,298)	(1,536,366)	(13,551,778)
Class R5 Shares	(660,146)	(2,624,395)	(2,007,059)	(20,223,366)
Class R6 Shares	(2,165,798)	(7,791,346)	(6,118,423)	(44,109,955)
FUND SHARE TRANSACTIONS
Class A Shares	17,798,687	29,863,763	(23,832,335)	7,250,330
Class C Shares	(14,680,467)	(17,418,699)	(1,836,919)	(3,502,879)
Class I Shares	92,604,072	30,696,403	(76,466,730)	15,624,909
Class R3 Shares	(3,796)	(10,925)	(6,219,903)	3,097,926
Class R4 Shares	(84,912)	296,505	5,765,914	5,287,546
Class R5 Shares	91,053	1,038,704	(3,019,469)	(16,546,986)
Class R6 Shares	2,641,153	9,155,545	(7,510,209)	48,306,156
Net Increase (Decrease) in Net Assets	228,035,213	(283,610,625)	412,995,317	(1,216,458,211)
NET ASSETS
Beginning of Period	799,214,432	1,082,825,057	2,108,803,287	3,325,261,498
End of Period	$ 1,027,249,645	$ 799,214,432	$ 2,521,798,604	$ 2,108,803,287

*	Unaudited.
See notes to financial statements.
88   |  Thornburg Equity Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG BETTER WORLD INTERNATIONAL FUND		THORNBURG INTERNATIONAL GROWTH FUND
	Six Months Ended March 31, 2023*	Year Ended September 30, 2022	Six Months Ended March 31, 2023*	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 2,607,047	$ 3,393,785	$ 2,475,920	$ 6,137,633
Net realized gain (loss)	(155,460)	(42,878,412)	21,720,251	(30,287,813)
Net change in unrealized appreciation (depreciation)	83,477,167	(99,167,998)	198,428,568	(561,023,660)
Net Increase (Decrease) in Net Assets Resulting from Operations	85,928,754	(138,652,625)	222,624,739	(585,173,840)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(110,786)	(5,765,352)	(255,104)	(10,325,457)
Class C Shares	-	(780,125)	-	(1,922,046)
Class I Shares	(3,365,207)	(42,774,823)	(5,140,255)	(99,259,528)
Class R3 Shares	-	-	(7,298)	(497,684)
Class R4 Shares	-	-	(24,867)	(657,230)
Class R5 Shares	-	-	(170,516)	(2,277,399)
Class R6 Shares	-	-	(626,086)	(6,805,277)
FUND SHARE TRANSACTIONS
Class A Shares	1,559,598	11,651,032	(10,656,409)	(6,281,463)
Class C Shares	216,000	1,343,528	(2,542,710)	(7,027,788)
Class I Shares	43,104,357	210,904,868	(162,208,597)	(290,734,058)
Class R3 Shares	-	-	(534,819)	(259,124)
Class R4 Shares	-	-	(629,826)	1,098,706
Class R5 Shares	-	-	(1,201,431)	(924,557)
Class R6 Shares	-	-	(2,092,364)	3,330,404
Net Increase (Decrease) in Net Assets	127,332,716	35,926,503	36,534,457	(1,007,716,341)
NET ASSETS
Beginning of Period	383,836,197	347,909,694	920,688,900	1,928,405,241
End of Period	$ 511,168,913	$ 383,836,197	$ 957,223,357	$ 920,688,900

*	Unaudited.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  89

Statements of Changes in Net Assets, Continued

	THORNBURG DEVELOPING WORLD FUND		THORNBURG SMALL/MID CAP CORE FUND
	Six Months Ended March 31, 2023*	Year Ended September 30, 2022	Six Months Ended March 31, 2023*	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 4,868,227	$ 21,627,644	$ (113,355)	$ (1,630,048)
Net realized gain (loss)	(37,726,207)	(65,584,058)	(27,146,883)	(19,690,191)
Net change in unrealized appreciation (depreciation)	158,148,379	(377,472,251)	64,696,731	(143,639,039)
Net Increase (Decrease) in Net Assets Resulting from Operations	125,290,399	(421,428,665)	37,436,493	(164,959,278)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,251,706)	-	(136,460)	(122,071,650)
Class C Shares	(41,004)	-	-	(4,832,240)
Class I Shares	(13,972,476)	-	(1,088,874)	(87,917,194)
Class R3 Shares	-	-	(15,650)	(6,082,568)
Class R4 Shares	-	-	(6,736)	(1,155,007)
Class R5 Shares	(57,870)	-	(29,855)	(3,628,978)
Class R6 Shares	(1,105,768)	-	-	-
FUND SHARE TRANSACTIONS
Class A Shares	(1,961,576)	1,023,278	(21,368,103)	51,894,406
Class C Shares	(3,712,208)	(13,423,005)	(1,615,027)	(2,381,118)
Class I Shares	44,257,221	186,186,571	(16,537,054)	26,723,681
Class R3 Shares	-	-	(927,036)	175,122
Class R4 Shares	-	-	(255,098)	473,412
Class R5 Shares	812,603	(537,878)	(438,522)	(2,667,211)
Class R6 Shares	2,718,242	2,994,134	-	-
Net Increase (Decrease) in Net Assets	150,975,857	(245,185,565)	(4,981,922)	(316,428,623)
NET ASSETS
Beginning of Period	934,661,035	1,179,846,600	530,348,356	846,776,979
End of Period	$ 1,085,636,892	$ 934,661,035	$ 525,366,434	$ 530,348,356

*	Unaudited.
See notes to financial statements.
90   |  Thornburg Equity Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG SMALL/MID CAP GROWTH FUND		THORNBURG INVESTMENT INCOME BUILDER FUND
	Six Months Ended March 31, 2023*	Year Ended September 30, 2022	Six Months Ended March 31, 2023*	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ (1,451,676)	$ (4,731,095)	$ 175,734,162	$ 572,565,616
Net realized gain (loss)	(21,274,502)	(91,058,919)	(67,280,609)	558,281,672
Net change in unrealized appreciation (depreciation)	48,386,129	(125,609,457)	1,611,685,927	(2,378,483,248)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,659,951	(221,399,471)	1,720,139,480	(1,247,635,960)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	-	(116,662,505)	(102,758,825)	(201,637,382)
Class C Shares	-	(9,000,446)	(14,108,832)	(34,382,021)
Class I Shares	-	(96,903,886)	(169,249,231)	(322,622,375)
Class R3 Shares	-	(9,133,414)	(541,227)	(1,161,653)
Class R4 Shares	-	(677,509)	(298,227)	(614,910)
Class R5 Shares	-	(6,929,696)	(866,396)	(1,874,171)
Class R6 Shares	-	-	(4,609,939)	(7,073,144)
FUND SHARE TRANSACTIONS
Class A Shares	(22,675,679)	33,337,901	29,603,491	122,948,703
Class C Shares	(1,403,827)	(3,334,612)	(85,787,398)	(242,851,475)
Class I Shares	(11,961,946)	24,438,534	323,233,500	372,237,215
Class R3 Shares	(1,301,528)	6,084,629	(1,802,234)	(1,166,777)
Class R4 Shares	44,668	427,757	212,545	(534,461)
Class R5 Shares	(1,990,819)	541,093	(11,444,906)	(4,004,205)
Class R6 Shares	-	-	23,583,335	44,998,660
Net Increase (Decrease) in Net Assets	(13,629,180)	(399,211,625)	1,705,305,136	(1,525,373,956)
NET ASSETS
Beginning of Period	291,025,581	690,237,206	9,321,360,030	10,846,733,986
End of Period	$ 277,396,401	$ 291,025,581	$ 11,026,665,166	$ 9,321,360,030

*	Unaudited.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  91

Statements of Changes in Net Assets, Continued

	THORNBURG SUMMIT FUND
	Six Months Ended March 31, 2023*	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 763,226	$ 1,571,118
Net realized gain (loss)	(18,052)	(1,543,670)
Net change in unrealized appreciation (depreciation)	6,622,680	(9,351,210)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,367,854	(9,323,762)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares†	(24,333)	(6,137)
Class I Shares	(783,732)	(10,896,644)
FUND SHARE TRANSACTIONS
Class A Shares†	3,000,861	565,061
Class I Shares	6,154,950	13,738,449
Net Increase (Decrease) in Net Assets	15,715,600	(5,923,033)
NET ASSETS
Beginning of Period	56,542,815	62,465,848
End of Period	$ 72,258,415	$ 56,542,815

*	Unaudited.
†	Effective date of this class of shares was January 26, 2022.
See notes to financial statements.
92  |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements
March 31, 2023 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Global Opportunities Fund ("Global Opportunities Fund"), Thornburg International Equity Fund ("International Equity Fund"), Thornburg Better World International Fund ("Better World International Fund"), Thornburg International Growth Fund ("International Growth Fund"), Thornburg Developing World Fund ("Developing World Fund"), Thornburg Small/Mid Cap Core Fund ("Small/Mid Cap Core Fund"), Thornburg Small/Mid Cap Growth Fund ("Small/Mid Cap Growth Fund"),  Thornburg Investment Income Builder Fund ("Income Builder Fund"), and Thornburg Summit Fund ("Summit Fund"), collectively the "Funds", are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified,  open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").  As of March 31, 2023, the Funds are currently nine of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Global Opportunities Fund: The Fund’s investment goal is to seek long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, liquidity risk, management risk, market and economic risk, real estate risk, redemption risk, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
International Equity Fund: The Fund’s investment goal is to seek long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, liquidity risk, management risk, market and economic risk, redemption risk, risks affecting investments in China, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Better World International Fund: The Fund’s investment goal is to seek long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, ESG investing risk, foreign currency risk, foreign investment risk, liquidity risk, management risk, market and economic risk, real estate risk, redemption risk, risks affecting investments in China, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
International Growth Fund: The Fund’s investment goal is to seek long-term growth of capital by investing in equity securities selected for their growth potential. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, liquidity risk, management risk, market and economic risk, redemption risk, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Developing World Fund: The Fund’s investment goal is to seek long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, liquidity risk, management risk, market and economic risk, redemption risk, risks affecting investments in China, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Small/Mid Cap Core Fund: The Fund’s investment goal is to seek long-term capital appreciation by investing in equity and debt securities of all types. As a secondary, non-fundamental goal, the Fund also seeks some current income. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include cybersecurity and operational risk, equity risk, foreign investment risk, liquidity risk, management risk, market and economic risk, redemption risk, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Small/Mid Cap Growth Fund: The Fund’s investment goal is to seek long-term growth of capital by investing in equity securities selected for their growth potential. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include cybersecurity and operational risk, equity risk, foreign investment risk, information technology securities risk, liquidity risk, management risk, market and economic risk, redemption risk, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Thornburg Equity Funds Semi-Annual Report  |  93

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
Income Builder Fund: The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, real estate risk, redemption risk, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Summit Fund: The Fund’s investment goal is to seek to grow real wealth over time. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include commodities-related investment risk, credit risk, cybersecurity and operational risk, derivatives risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, high yield risk, inflation risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, real estate risk, redemption risk, risks affecting specific issuers, short sale risk, small and mid-cap company risk, and structured products risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Certain Funds have invested in securities that are economically tied to Russia. Russia’s invasion of Ukraine in February 2022 resulted in market disruptions which have adversely affected, and which may continue to adversely affect, the value of those securities and certain other investments of the Funds. The ongoing conflict has also caused investments in Russia to be subject to increased levels of political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and other countries. Furthermore, transactions in certain Russian securities have been, or may in the future be, prohibited, and certain of the Funds’ existing investments have or may become illiquid.
During the six month period ended March 31, 2023 and subsequent to, certain Funds had exposure to the U.S. banking sector. Although governmental intervention resulted in additional protections for depositors in connection with the failures of Silicon Valley Bank, Signature Bank and First Republic Bank in 2023, concerns about the overall financial health and stability of the U.S. banking sector remains high, with many bank stocks trading at significantly lower prices than they did before the crisis began. Further governmental intervention may be required to stabilize the U.S. banking sector in the future if additional U.S. banks, particularly larger banks, appear to be at a risk of failure; however, there is no guarantee that there will be such governmental intervention in the future or that such governmental intervention will avoid the risk of loss of, or delays in accessing, uninsured amounts. It is also possible that further government intervention could result in other unforeseen adverse impacts on the economy over the short or long term. At this time, it is not clear if there will be additional bank failures. Additional investments may be subject to liquidity and solvency concerns directly or indirectly due to failures in the U.S. or foreign banking sectors and/or may be subject to actions by regulatory authorities.
As of March 31, 2023, the Funds each currently offer up to seven classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At March 31, 2023, the following classes of shares are offered in each respective Fund:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Global Opportunities Fund	X	X	X	X	X	X	X
International Equity Fund	X	X	X	X	X	X	X
Better World International Fund	X	X	X
International Growth Fund	X	X	X	X	X	X	X
Developing World Fund	X	X	X			X	X
Small/Mid Cap Core Fund	X	X	X	X	X	X
Small/Mid Cap Growth Fund	X	X	X	X	X	X
Income Builder Fund	X	X	X	X	X	X	X
Summit Fund	X		X
94   |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid quarterly or annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Thornburg Equity Funds Semi-Annual Report  |  95

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Short Sales: A short sale involves the sale by the Funds of a security that the Funds do not own. The Funds borrow the security that they intend to sell from a broker or other institution, and at a later date the Funds complete the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Funds may be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. These amounts are included in "Short sale financing fees" on the Statement of Operations. When it enters into a short sale, the Funds seek to profit on a decline in the price of the security between the date the Funds borrow the security and the date the Funds purchase the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Funds will experience a loss. Although the potential for gain as a result of a short sale is limited to the price at which the Funds sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. During the six month period ended March 31, 2023, none of the Funds entered into short sales.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value.  Pursuant to current U.S. Securities and Exchange Commission (“SEC”) guidance, a transaction involving a when-issued security will not be deemed to involve a senior security as long as the Funds intend to settle the transaction physically and the transaction settles within 35 days.  Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2023 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust (the "Trustees") as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function under the supervision of the Trustees and in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees (the “Valuation Policy and Procedures”).
In its capacity as the Funds’ valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are generally valued at the last reported sale price on the valuation date or, if there has been no sale of the investment on that date, at the mean between the last reported bid and asked prices for the investment on that date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. For securities and other portfolio investments
96  |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
which are primarily listed or traded on an exchange outside the United States, the time for determining the investment’s value in accordance with the first sentence of this paragraph will be the close of that investment’s primary exchange preceding the Fund’s valuation time.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using methodologies selected and approved by the Committee as described in the Valuation Policy and Procedures, subject to changes or additions by the Committee. For this purpose, a market quotation is considered to be readily available if it is a quoted price (unadjusted) in active markets for identical investments that the Funds can access at the measurement date. Pursuant to the Valuation Policy and Procedures, the Committee shall monitor for circumstances that may necessitate the use of fair valuation methodologies, including circumstances in which a market quotation for an investment is no longer reliable or is otherwise not readily available. For that purpose, a market quotation is not readily available when the primary market or exchange for the applicable investment is not open for the entire scheduled day of trading. A market quotation may also not be readily available if: (a) developments occurring after the most recent close of the applicable investment’s primary exchange, but prior to the close of business on any business day; or (b) an unusual event or significant period of time occurring since the availability of the market quotation, create a serious question concerning the reliability of that market quotation. Additionally, a market quotation will be considered unreliable if it would require adjustment under GAAP, or where GAAP would require consideration of additional inputs in determining the value of the investment. The Committee customarily obtains valuations in those instances from pricing service providers approved by the Committee. Such pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data, and other data.
Investments in U.S. mutual funds are valued at net asset value (“NAV”) each business day.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
Over-the-counter options are valued by a third-party pricing service provider.
Forward currency contracts are valued by a third-party pricing service provider.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
If the market quotation for an investment is expressed in a foreign currency, that market quotation will be converted to U.S. dollars using a foreign exchange quotation from a third-party service at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Thornburg Equity Funds Semi-Annual Report  |  97

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Committee.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Funds’ investments as of March 31, 2023:
GLOBAL OPPORTUNITIES FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,009,996,513	$ 1,009,996,513	$ —	$ —
Short-Term Investments	19,956,792	19,956,792	—	—
Total Investments in Securities	$ 1,029,953,305	$ 1,029,953,305	$ —	$ —
Total Assets	$ 1,029,953,305	$ 1,029,953,305	$ —	$ —
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (1,646,835)	$ —	$ (1,646,835)	$ —
Total Other Financial Instruments	$ (1,646,835)	$ —	$ (1,646,835)	$ —
Total Liabilities	$ (1,646,835)	$ —	$ (1,646,835)	$ —
INTERNATIONAL EQUITY FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 2,453,334,798	$ 2,453,334,798	$ —	$ —
Short-Term Investments	133,365,643	133,365,643	—	—
Total Investments in Securities	$ 2,586,700,441	$ 2,586,700,441	$ —	$ —
Total Assets	$ 2,586,700,441	$ 2,586,700,441	$ —	$—
98  |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
BETTER WORLD INTERNATIONAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 468,074,796	$ 468,074,796	$ —	$ —
Exchange-Traded Funds	1,779,413	1,779,413	—	—
Short-Term Investments	39,980,730	39,980,730	—	—
Total Investments in Securities	$ 509,834,939	$ 509,834,939	$ —	$ —
Total Assets	$ 509,834,939	$ 509,834,939	$ —	$ —
INTERNATIONAL GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 942,969,314	$ 942,969,314	$ —	$ —
Short-Term Investments	14,674,244	14,674,244	—	—
Total Investments in Securities	$ 957,643,558	$ 957,643,558	$ —	$ —
Total Assets	$ 957,643,558	$ 957,643,558	$ —	$ —
DEVELOPING WORLD FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,036,429,086	$ 1,016,666,834	$ 19,762,252	$ —
Preferred Stock	7,641,044	7,641,044	—	—
Rights	15,082	15,082	—	—
Short-Term Investments	38,370,652	38,370,652	—	—
Total Investments in Securities	$ 1,082,455,864	$ 1,062,693,612	$ 19,762,252	$ —
Total Assets	$ 1,082,455,864	$ 1,062,693,612	$ 19,762,252	$ —
SMALL/MID CAP CORE FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 519,421,312	$ 519,421,312	$ —	$ —
Short-Term Investments	7,884,843	7,884,843	—	—
Total Investments in Securities	$ 527,306,155	$ 527,306,155	$ —	$ —
Total Assets	$ 527,306,155	$ 527,306,155	$ —	$ —
SMALL/MID CAP GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 275,620,209	$ 275,620,209	$ —	$ —
Short-Term Investments	2,100,219	2,100,219	—	—
Total Investments in Securities	$ 277,720,428	$ 277,720,428	$ —	$ —
Total Assets	$ 277,720,428	$ 277,720,428	$ —	$—
Thornburg Equity Funds Semi-Annual Report  |  99

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
INCOME BUILDER FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 9,406,850,913	$ 9,404,539,134	$ —	$ 2,311,779
Preferred Stock	32,656,943	22,636,943	10,020,000	—
Asset Backed Securities	227,870,524	—	220,312,104	7,558,420
Corporate Bonds	956,056,578	—	956,056,578	—
Other Government	8,726,263	—	8,726,263	—
Mortgage Backed	171,156,608	—	171,155,658	950
Loan Participations	10,320,142	—	10,320,142	—
Short-Term Investments	221,777,990	221,777,990	—	—
Total Investments in Securities	$ 11,035,415,961	$ 9,648,954,067	$ 1,376,590,745	$ 9,871,149(a)
Total Assets	$ 11,035,415,961	$ 9,648,954,067	$ 1,376,590,745	$ 9,871,149
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (25,599,732)	$ —	$ (25,599,732)	$ —
Total Other Financial Instruments	$ (25,599,732)	$ —	$ (25,599,732)	$ —
Total Liabilities	$ (25,599,732)	$ —	$ (25,599,732)	$—

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2023 is not presented.

SUMMIT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 36,575,286	$ 36,575,286	$ —	$ —
Asset Backed Securities	5,095,679	—	4,722,497	373,182
Corporate Bonds	8,163,125	—	8,163,125	—
U.S. Treasury Securities	9,786,510	9,786,510	—	—
Mortgage Backed	3,613,417	—	3,613,417	—
Exchange-Traded Funds	2,876,181	2,876,181	—	—
Purchased Options	150,593	—	150,593	—
Short-Term Investments	6,160,938	6,160,938	—	—
Total Investments in Securities	$ 72,421,729	$ 55,398,915	$ 16,649,632	$ 373,182(a)
Total Assets	$ 72,421,729	$ 55,398,915	$ 16,649,632	$ 373,182
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (59,701)	$ —	$ (59,701)	$ —
Total Other Financial Instruments	$ (59,701)	$ —	$ (59,701)	$ —
Total Liabilities	$ (59,701)	$ —	$ (59,701)	$—

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2023 is not presented.
100  |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the Advisor’s management fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that Fund at an annual rate as shown in the following table:
GLOBAL OPPORTUNITIES FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL GROWTH FUND, SMALL/MID CAP CORE FUND, SMALL/MID CAP GROWTH FUND, INCOME BUILDER FUND		BETTER WORLD INTERNATIONAL FUND, DEVELOPING WORLD FUND		SUMMIT FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%	Up to $500 million	0.975%	Up to $500 million	0.750%
Next $500 million	0.825	Next $500 million	0.925	Next $500 million	0.700
Next $500 million	0.775	Next $500 million	0.875	Next $500 million	0.650
Next $500 million	0.725	Next $500 million	0.825	Next $500 million	0.625
Over $2 billion	0.675	Over $2 billion	0.775	Over $2 billion	0.600
The Funds’ effective management fees, calculated on the basis of the Funds’ average daily net assets (before applicable management fee waivers) for the six months ended March 31, 2023 were as shown in the following table. Total management fees incurred by the Funds for the six months ended March 31, 2023 are set forth in the Statement of Operations.
Effective Management Fee
Global Opportunities Fund	0.850%
International Equity Fund	0.780
Better World International Fund	0.975
International Growth Fund	0.851
Developing World Fund	0.949
Small/Mid Cap Core Fund	0.870
Small/Mid Cap Growth Fund	0.875
Income Builder Fund	0.699
Summit Fund	0.750
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services. The administrative services fees are computed as an annual percentage of the aggregate average daily net assets of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate administrative services fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the six months ended March 31, 2023, are set forth in the Statement of Operations.
Thornburg Equity Funds Semi-Annual Report  |  101

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2023, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C shares as follows:
	Commissions	CDSC fees
Global Opportunities Fund	$ 2,641	$ (127)
International Equity Fund	1,073	21
Better World International Fund	1,320	56
International Growth Fund	839	(100)
Developing World Fund	1,515	221
Small/Mid Cap Core Fund	3,100	42
Small/Mid Cap Growth Fund	789	471
Income Builder Fund	126,787	16,767
Summit Fund	1,644	—
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Global Opportunities Fund, International Equity Fund, International Growth Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund and Income Builder Fund, Class A, Class C, Class I, and Class R5 shares of the Developing World Fund, Class A, Class C, Class I shares of the Better World International Fund and Class A and Class I shares of the Summit Fund. For the six months ended March 31, 2023, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2023 are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive certain fees and reimburse certain expenses incurred by certain classes of the Funds. The agreement may be terminated by the Trust at any time, but may not be terminated by the Advisor before February 1, 2024 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the six months ended March 31, 2023 if, during the period, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Funds’ total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Expense caps exclude taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown in the following table:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Global Opportunities Fund	—%	—%	0.99%	1.50%	1.40%	0.99%	0.85%
International Equity Fund	—	—	0.90	1.36	1.16	0.90	0.70
Better World International Fund	—	2.19	0.90	—	—	—	—
International Growth Fund	—	—	0.99	1.50	1.40	0.99	0.89
Developing World Fund	—	2.33	1.04	—	—	1.04	0.94
Small/Mid Cap Core Fund	—	—	0.95	1.31	1.21	0.95	—
Small/Mid Cap Growth Fund	—	2.34	0.95	1.46	1.36	0.95	—
Income Builder Fund	—	—	—	1.50	1.40	0.99	0.80
Summit Fund	0.94	—	0.99	—	—	—	—
102  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
For the six months ended March 31, 2023, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Global Opportunities Fund	$ —	$ —	$ 68,277	$ 10,850	$ 16,320	$ 16,987	$ 34,291	$ 146,725
International Equity Fund	—	—	—	125,013	73,537	119,192	141,819	459,561
Better World International Fund	—	9,392	410,942	—	—	—	—	420,334
International Growth Fund	—	—	291,428	15,967	22,423	45,655	45,978	421,451
Developing World Fund	—	—	309,978	—	—	11,773	43,078	364,829
Small/Mid Cap Core Fund	—	—	152,741	41,274	13,357	26,679	—	234,051
Small/Mid Cap Growth Fund	—	7,865	93,505	35,084	8,909	27,994	—	173,357
Income Builder Fund	—	—	—	10,328	2,734	16,563	27,699	57,324
Summit Fund	7,724	—	54,404	—	—	—	—	62,128
Voluntary:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Global Opportunities Fund	$ 54,025	$ 12,046	$ 121,306	$ 604	$ 1,067	$ 3,579	$ 11,280	$ 203,907
International Equity Fund	242,321	9,518	896,743	72,630	57,101	63,488	179,312	1,521,113
Better World International Fund	28,922	3,865	320,368	—	—	—	—	353,155
International Growth Fund	8,795	1,002	67,018	439	706	2,306	7,421	87,687
Developing World Fund	62,097	10,074	577,300	—	—	2,279	40,185	691,935
Small/Mid Cap Core Fund	—	5,250	—	—	—	—	—	5,250
Summit Fund	5,031	—	103,756	—	—	—	—	108,787
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of March 31, 2023, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Global Opportunities Fund	5.43%
International Equity Fund	1.68
Better World International Fund	8.13
International Growth Fund	3.44
Developing World Fund	3.29
Small/Mid Cap Core Fund	6.72
Small/Mid Cap Growth Fund	7.22
Income Builder Fund	1.61
Summit Fund	55.67
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended at March 31, 2023, the Rule 17a-7 purchases, sales and gains/(losses) were as follows.
	Purchases	Sales	Realized gains/(losses)
Small/Mid Cap Core Fund	$ 2,204,134	$ 2,708,396	$ 346,567
Small/Mid Cap Growth Fund	2,708,396	2,204,134	(1,030,556)
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds invested for cash management purposes during the period:
GLOBAL OPPORTUNITIES FUND	Market Value 9/30/22	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/23	Dividend Income
Thornburg Capital Mgmt. Fund	$ 67,253,606	$151,944,759	$(199,241,573)	$ -	$ -	$ 19,956,792	$ 943,557
Thornburg Equity Funds Semi-Annual Report  |  103

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
INTERNATIONAL EQUITY FUND	Market Value 9/30/22	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/23	Dividend Income
Thornburg Capital Mgmt. Fund	$201,533,193	$379,265,405	$(447,432,955)	$ -	$ -	$133,365,643	$ 2,972,542
BETTER WORLD INTERNATIONAL FUND
Thornburg Capital Mgmt. Fund	$ 21,444,036	$125,199,868	$(106,663,174)	$ -	$ -	$ 39,980,730	$ 619,933
INTERNATIONAL GROWTH FUND
Thornburg Capital Mgmt. Fund	$ 45,852,069	$158,515,976	$(189,693,801)	$ -	$ -	$ 14,674,244	$ 527,361
DEVELOPING WORLD FUND
Thornburg Capital Mgmt. Fund	$ 37,261,633	$196,575,716	$(195,466,697)	$ -	$ -	$ 38,370,652	$ 626,956
SMALL/MID CAP CORE FUND
Thornburg Capital Mgmt. Fund	$ 3,867,931	$ 54,140,442	$ (50,123,530)	$ -	$ -	$ 7,884,843	$ 138,674
SMALL/MID CAP GROWTH FUND
Thornburg Capital Mgmt. Fund	$ 4,533,328	$ 40,589,920	$ (43,023,029)	$ -	$ -	$ 2,100,219	$ 58,800
INCOME BUILDER FUND
Chimera Investment Corp	$ 90,396,363	$ -	$ (1,338,406)	$(2,152,707)	$ 9,636,384	$ 96,541,634	$ 7,919,963
Malamute Energy, Inc.	12,439	-	-	-	-	12,439	-
SLR Investment Corp	53,073,328	-	-	-	11,717,488	64,790,816	3,532,487
Thornburg Capital Mgmt. Fund	519,970,522	575,453,926	(873,646,458)	-	-	221,777,990	6,916,661
Total	$663,452,652	$575,453,926	$(874,984,864)	$(2,152,707)	$21,353,872	$383,122,879	$18,369,111
SUMMIT FUND
Thornburg Capital Mgmt. Fund	$ 1,326,366	$ 21,426,189	$ (16,591,617)	$ -	$ -	$ 6,160,938	$ 98,591
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the six month period ended March 31, 2023, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
104  |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
At March 31, 2023, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Opportunities Fund	$ 755,428,899	$ 290,267,422	$ (15,743,016)	$ 274,524,406
International Equity Fund	2,245,725,344	420,745,910	(79,770,813)	340,975,097
Better World International Fund	500,811,474	36,217,849	(27,194,384)	9,023,465
International Growth Fund	721,001,319	262,768,424	(26,126,185)	236,642,239
Developing World Fund	981,486,048	202,657,501	(101,687,685)	100,969,816
Small/Mid Cap Core Fund	510,687,009	75,932,211	(59,313,065)	16,619,146
Small/Mid Cap Growth Fund	274,619,158	34,675,076	(31,573,806)	3,101,270
Income Builder Fund	9,287,078,359	2,407,170,321	(658,832,719)	1,748,337,602
Summit Fund	68,852,203	5,703,436	(2,133,910)	3,569,526
At March 31, 2023, the Funds had deferred tax basis late-year ordinary investment losses and deferred tax basis capital losses occurring subsequent to October 31, 2021 through September 30, 2022 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2023.
	Deferred Tax Basis
	Late-Year Ordinary Losses	Capital Losses
Better World International Fund	$ —	$ 46,756,909
International Growth Fund	352,915	32,981,508
Small/Mid Cap Core Fund	587,843	25,633,462
Small/Mid Cap Growth Fund	3,114,180	—
At March 31, 2023, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
International Equity Fund	$ 30,511,660	$ —
Developing World Fund	115,291,488	—
Small/Mid Cap Growth Fund	37,655,259	50,463,381
Income Builder Fund	239,747,614	—
Summit Fund	1,011,960	291,143
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a tax reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention.
As a result of several court rulings in France and Sweden, the French and Swedish tax authorities recently paid several of the Funds’ tax reclaims for prior tax withholding.  These tax reclaim payments are reflected as “Foreign withholding tax claims” in the Statements of Operations and any related interest is included in “Interest Income”.  Reducing the “Foreign withholding tax claim” payments for the calculation of Net Investment Income/Loss in the Statement of Operations are fees paid by the Funds to a third-party service provider that assisted in the recovery of the tax reclaims by pursuing administrative and judicial proceedings on the Funds’ behalf. These third-party service provider fees are reflected in the Statement of Operations under “Tax Reclaim Collection Fees” and are excluded from the expense limitation agreement; therefore, certain net expenses are above the contractual limit.  For U.S. income tax purposes, tax reclaims paid by France and Sweden and received by the Funds will reduce the amount of foreign taxes paid in a fiscal year that Fund shareholders can use as tax credits in their individual income tax returns.
In the event that tax reclaims received by the Funds during the fiscal year ending September 30, 2023 exceed the foreign withholding taxes paid by the Funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the Funds’ shareholders.  These IRS fees are estimated through the six months ended March 31, 2023 and are reflected as “IRS Compliance Fees” in the Statements of Operations.
Thornburg Equity Funds Semi-Annual Report  |  105

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2023, there were an unlimited number of shares of each Fund with no par value of beneficial interest authorized. Transactions in each Fund’s shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
GLOBAL OPPORTUNITIES FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,136,683	$ 34,815,427	974,446	$ 32,677,548
Shares issued to shareholders in reinvestment of dividends	286,501	8,832,745	932,299	33,290,506
Shares repurchased	(822,022)	(25,849,485)	(1,066,676)	(36,104,291)
Net increase (decrease)	601,162	$ 17,798,687	840,069	$ 29,863,763
Class C Shares
Shares sold	44,973	$ 1,310,560	91,768	$ 2,937,754
Shares issued to shareholders in reinvestment of dividends	66,415	1,933,568	402,531	13,579,745
Shares repurchased	(600,236)	(17,924,595)	(1,061,887)	(33,936,198)
Net increase (decrease)	(488,848)	$ (14,680,467)	(567,588)	$ (17,418,699)
Class I Shares
Shares sold	4,956,631	$ 151,457,275	3,320,142	$ 113,814,310
Shares issued to shareholders in reinvestment of dividends	667,251	20,667,164	2,086,899	74,888,020
Shares repurchased	(2,560,378)	(79,520,367)	(4,751,990)	(158,005,927)
Net increase (decrease)	3,063,504	$ 92,604,072	655,051	$ 30,696,403
Class R3 Shares
Shares sold	6,719	$ 207,425	16,133	$ 526,960
Shares issued to shareholders in reinvestment of dividends	3,300	100,393	13,696	482,287
Shares repurchased	(10,087)	(311,614)	(30,694)	(1,020,172)
Net increase (decrease)	(68)	$ (3,796)	(865)	$ (10,925)
Class R4 Shares
Shares sold	12,300	$ 373,589	21,583	$ 717,640
Shares issued to shareholders in reinvestment of dividends	4,888	149,433	17,674	625,825
Shares repurchased	(19,261)	(607,934)	(31,449)	(1,046,960)
Net increase (decrease)	(2,073)	$ (84,912)	7,808	$ 296,505
Class R5 Shares
Shares sold	80,353	$ 2,553,265	138,723	$ 4,670,479
Shares issued to shareholders in reinvestment of dividends	18,221	565,110	63,528	2,282,290
Shares repurchased	(96,521)	(3,027,322)	(170,169)	(5,914,065)
Net increase (decrease)	2,053	$ 91,053	32,082	$ 1,038,704
106  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
GLOBAL OPPORTUNITIES FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	38,532	$ 1,223,798	101,369	$ 3,757,080
Shares issued to shareholders in reinvestment of dividends	65,982	2,052,294	210,743	7,594,896
Shares repurchased	(20,595)	(634,939)	(64,288)	(2,196,431)
Net increase (decrease)	83,919	$ 2,641,153	247,824	$ 9,155,545
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
INTERNATIONAL EQUITY FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	496,389	$ 10,628,248	2,041,060	$ 52,169,489
Shares issued to shareholders in reinvestment of dividends	272,209	5,792,603	2,401,673	64,165,504
Shares repurchased	(1,915,992)	(40,253,186)	(4,666,655)	(109,084,663)
Net increase (decrease)	(1,147,394)	$ (23,832,335)	(223,922)	$ 7,250,330
Class C Shares
Shares sold	25,878	$ 455,627	67,920	$ 1,516,672
Shares issued to shareholders in reinvestment of dividends	9,319	170,731	147,243	3,385,937
Shares repurchased	(135,391)	(2,463,277)	(398,808)	(8,405,488)
Net increase (decrease)	(100,194)	$ (1,836,919)	(183,645)	$ (3,502,879)
Class I Shares
Shares sold	5,280,472	$ 119,407,432	12,619,730	$ 312,476,672
Shares issued to shareholders in reinvestment of dividends	1,155,316	25,578,700	8,538,732	237,811,796
Shares repurchased	(10,201,569)	(221,452,862)	(22,012,027)	(534,663,559)
Net increase (decrease)	(3,765,781)	$ (76,466,730)	(853,565)	$ 15,624,909
Class R3 Shares
Shares sold	373,555	$ 7,974,099	912,200	$ 20,606,533
Shares issued to shareholders in reinvestment of dividends	86,320	1,835,165	740,732	19,783,311
Shares repurchased	(749,658)	(16,029,167)	(1,592,391)	(37,291,918)
Net increase (decrease)	(289,783)	$ (6,219,903)	60,541	$ 3,097,926
Class R4 Shares
Shares sold	817,407	$ 17,034,587	1,113,079	$ 25,625,006
Shares issued to shareholders in reinvestment of dividends	60,137	1,265,884	420,162	11,128,522
Shares repurchased	(592,301)	(12,534,557)	(1,327,502)	(31,465,982)
Net increase (decrease)	285,243	$ 5,765,914	205,739	$ 5,287,546
Class R5 Shares
Shares sold	378,252	$ 8,502,553	767,101	$ 18,825,543
Shares issued to shareholders in reinvestment of dividends	87,952	1,945,490	717,832	19,976,446
Shares repurchased	(603,881)	(13,467,512)	(2,284,897)	(55,348,975)
Net increase (decrease)	(137,677)	$ (3,019,469)	(799,964)	$ (16,546,986)
Thornburg Equity Funds Semi-Annual Report  |  107

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
INTERNATIONAL EQUITY FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	1,117,472	$ 24,946,819	2,573,099	$ 61,671,850
Shares issued to shareholders in reinvestment of dividends	243,087	5,347,922	1,437,278	39,828,164
Shares repurchased	(1,719,221)	(37,804,950)	(2,268,264)	(53,193,858)
Net increase (decrease)	(358,662)	$ (7,510,209)	1,742,113	$ 48,306,156
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
BETTER WORLD INTERNATIONAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	438,205	$ 6,765,222	1,582,515	$ 28,147,344
Shares issued to shareholders in reinvestment of dividends	7,172	109,299	294,897	5,729,841
Shares repurchased	(345,784)	(5,314,923)	(1,303,757)	(22,226,153)
Net increase (decrease)	99,593	$ 1,559,598	573,655	$ 11,651,032
Class C Shares
Shares sold	49,270	$ 752,375	109,442	$ 1,929,300
Shares issued to shareholders in reinvestment of dividends	-	-	41,038	780,125
Shares repurchased	(36,732)	(536,375)	(80,971)	(1,365,897)
Net increase (decrease)	12,538	$ 216,000	69,509	$ 1,343,528
Class I Shares
Shares sold	6,912,240	$ 110,559,830	19,799,712	$ 351,052,279
Shares issued to shareholders in reinvestment of dividends	207,000	3,245,758	2,124,211	42,507,949
Shares repurchased	(4,547,910)	(70,701,231)	(10,767,532)	(182,655,360)
Net increase (decrease)	2,571,330	$ 43,104,357	11,156,391	$ 210,904,868
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	270,018	$ 5,624,810	962,327	$ 24,783,568
Shares issued to shareholders in reinvestment of dividends	11,150	232,369	318,951	9,348,439
Shares repurchased	(799,888)	(16,513,588)	(1,660,999)	(40,413,470)
Net increase (decrease)	(518,720)	$ (10,656,409)	(379,721)	$ (6,281,463)
Class C Shares
Shares sold	4,267	$ 75,791	37,981	$ 909,671
Shares issued to shareholders in reinvestment of dividends	-	-	68,485	1,812,795
Shares repurchased	(141,221)	(2,618,501)	(447,856)	(9,750,254)
Net increase (decrease)	(136,954)	$ (2,542,710)	(341,390)	$ (7,027,788)
Class I Shares
Shares sold	2,796,371	$ 60,362,953	10,967,456	$ 282,718,001
Shares issued to shareholders in reinvestment of dividends	221,806	4,795,444	2,988,849	90,890,906
Shares repurchased	(10,554,696)	(227,366,994)	(26,337,373)	(664,342,965)
Net increase (decrease)	(7,536,519)	$ (162,208,597)	(12,381,068)	$ (290,734,058)
108  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R3 Shares
Shares sold	19,677	$ 408,067	38,455	$ 901,733
Shares issued to shareholders in reinvestment of dividends	351	7,201	17,128	493,619
Shares repurchased	(48,375)	(950,087)	(69,584)	(1,654,476)
Net increase (decrease)	(28,347)	$ (534,819)	(14,001)	$ (259,124)
Class R4 Shares
Shares sold	23,720	$ 493,202	117,683	$ 2,910,598
Shares issued to shareholders in reinvestment of dividends	545	11,257	11,821	343,404
Shares repurchased	(55,419)	(1,134,285)	(89,929)	(2,155,296)
Net increase (decrease)	(31,154)	$ (629,826)	39,575	$ 1,098,706
Class R5 Shares
Shares sold	69,961	$ 1,550,285	210,329	$ 5,124,797
Shares issued to shareholders in reinvestment of dividends	7,816	169,448	74,090	2,260,498
Shares repurchased	(134,834)	(2,921,164)	(327,159)	(8,309,852)
Net increase (decrease)	(57,057)	$ (1,201,431)	(42,740)	$ (924,557)
Class R6 Shares
Shares sold	105,980	$ 2,330,457	235,553	$ 6,055,870
Shares issued to shareholders in reinvestment of dividends	25,612	557,839	210,948	6,463,441
Shares repurchased	(225,640)	(4,980,660)	(371,500)	(9,188,907)
Net increase (decrease)	(94,048)	$ (2,092,364)	75,001	$ 3,330,404
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	441,014	$ 8,823,703	1,354,097	$ 32,648,557
Shares issued to shareholders in reinvestment of dividends	60,652	1,196,665	-	-
Shares repurchased	(606,660)	(11,981,944)	(1,352,523)	(31,625,279)
Net increase (decrease)	(104,994)	$ (1,961,576)	1,574	$ 1,023,278
Class C Shares
Shares sold	39,120	$ 715,539	115,696	$ 2,715,472
Shares issued to shareholders in reinvestment of dividends	2,206	40,950	-	-
Shares repurchased	(239,660)	(4,468,697)	(702,621)	(16,138,477)
Net increase (decrease)	(198,334)	$ (3,712,208)	(586,925)	$ (13,423,005)
Class I Shares
Shares sold	9,738,434	$ 202,430,900	19,508,504	$ 457,205,551
Shares issued to shareholders in reinvestment of dividends	680,314	13,735,542	-	-
Shares repurchased	(8,497,207)	(171,909,221)	(11,471,300)	(271,018,980)
Net increase (decrease)	1,921,541	$ 44,257,221	8,037,204	$ 186,186,571
Thornburg Equity Funds Semi-Annual Report  |  109

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	54,664	$ 1,057,377	25,218	$ 621,172
Shares issued to shareholders in reinvestment of dividends	2,871	57,789	-	-
Shares repurchased	(15,351)	(302,563)	(45,654)	(1,159,050)
Net increase (decrease)	42,184	$ 812,603	(20,436)	$ (537,878)
Class R6 Shares
Shares sold	270,845	$ 5,594,901	456,652	$ 11,372,017
Shares issued to shareholders in reinvestment of dividends	50,092	1,013,358	-	-
Shares repurchased	(190,022)	(3,890,017)	(350,216)	(8,377,883)
Net increase (decrease)	130,915	$ 2,718,242	106,436	$ 2,994,134
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
SMALL/MID CAP CORE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	44,494	$ 2,661,944	217,480	$ 15,364,294
Shares issued to shareholders in reinvestment of dividends	2,209	130,588	1,546,880	116,587,733
Shares repurchased	(404,758)	(24,160,635)	(1,122,476)	(80,057,621)
Net increase (decrease)	(358,055)	$ (21,368,103)	641,884	$ 51,894,406
Class C Shares
Shares sold	2,348	$ 121,077	3,664	$ 220,812
Shares issued to shareholders in reinvestment of dividends	-	-	74,225	4,803,824
Shares repurchased	(34,120)	(1,736,104)	(118,480)	(7,405,754)
Net increase (decrease)	(31,772)	$ (1,615,027)	(40,591)	$ (2,381,118)
Class I Shares
Shares sold	52,725	$ 3,323,150	171,464	$ 13,046,450
Shares issued to shareholders in reinvestment of dividends	16,489	1,017,848	1,089,536	85,936,055
Shares repurchased	(334,753)	(20,878,052)	(978,338)	(72,258,824)
Net increase (decrease)	(265,539)	$ (16,537,054)	282,662	$ 26,723,681
Class R3 Shares
Shares sold	14,177	$ 838,155	24,799	$ 1,702,857
Shares issued to shareholders in reinvestment of dividends	266	15,650	81,262	6,082,567
Shares repurchased	(29,991)	(1,780,841)	(105,446)	(7,610,302)
Net increase (decrease)	(15,548)	$ (927,036)	615	$ 175,122
Class R4 Shares
Shares sold	3,167	$ 190,863	11,684	$ 827,543
Shares issued to shareholders in reinvestment of dividends	107	6,387	14,252	1,084,494
Shares repurchased	(7,256)	(452,348)	(20,168)	(1,438,625)
Net increase (decrease)	(3,982)	$ (255,098)	5,768	$ 473,412
110  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
SMALL/MID CAP CORE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	5,819	$ 362,762	11,303	$ 807,519
Shares issued to shareholders in reinvestment of dividends	485	29,855	46,107	3,628,979
Shares repurchased	(13,189)	(831,139)	(97,834)	(7,103,709)
Net increase (decrease)	(6,885)	$ (438,522)	(40,424)	$ (2,667,211)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
SMALL/MID CAP GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	92,010	$ 2,041,349	479,005	$ 15,626,745
Shares issued to shareholders in reinvestment of dividends	-	-	3,054,719	110,183,728
Shares repurchased	(1,113,489)	(24,717,028)	(3,145,771)	(92,472,572)
Net increase (decrease)	(1,021,479)	$ (22,675,679)	387,953	$ 33,337,901
Class C Shares
Shares sold	3,501	$ 57,207	33,600	$ 727,603
Shares issued to shareholders in reinvestment of dividends	-	-	334,608	8,877,148
Shares repurchased	(90,226)	(1,461,034)	(555,269)	(12,939,363)
Net increase (decrease)	(86,725)	$ (1,403,827)	(187,061)	$ (3,334,612)
Class I Shares
Shares sold	87,869	$ 2,214,940	850,566	$ 47,437,538
Shares issued to shareholders in reinvestment of dividends	-	-	2,318,105	95,714,556
Shares repurchased	(554,063)	(14,176,886)	(3,340,551)	(118,713,560)
Net increase (decrease)	(466,194)	$ (11,961,946)	(171,880)	$ 24,438,534
Class R3 Shares
Shares sold	36,092	$ 791,821	78,566	$ 2,122,092
Shares issued to shareholders in reinvestment of dividends	-	-	257,207	9,092,273
Shares repurchased	(97,193)	(2,093,349)	(181,644)	(5,129,736)
Net increase (decrease)	(61,101)	$ (1,301,528)	154,129	$ 6,084,629
Class R4 Shares
Shares sold	3,837	$ 86,871	11,058	$ 326,875
Shares issued to shareholders in reinvestment of dividends	-	-	13,941	504,087
Shares repurchased	(1,812)	(42,203)	(12,824)	(403,205)
Net increase (decrease)	2,025	$ 44,668	12,175	$ 427,757
Class R5 Shares
Shares sold	21,646	$ 554,103	46,825	$ 1,617,763
Shares issued to shareholders in reinvestment of dividends	-	-	159,882	6,590,335
Shares repurchased	(97,799)	(2,544,922)	(231,439)	(7,667,005)
Net increase (decrease)	(76,153)	$ (1,990,819)	(24,732)	$ 541,093
Thornburg Equity Funds Semi-Annual Report  |  111

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
INCOME BUILDER FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	10,129,331	$ 217,355,981	20,452,673	$ 471,778,955
Shares issued to shareholders in reinvestment of dividends	4,492,659	96,066,174	8,182,741	184,957,591
Shares repurchased	(13,273,033)	(283,818,664)	(23,393,696)	(533,787,843)
Net increase (decrease)	1,348,957	$ 29,603,491	5,241,718	$ 122,948,703
Class C Shares
Shares sold	1,369,239	$ 29,445,747	3,169,422	$ 73,205,279
Shares issued to shareholders in reinvestment of dividends	652,414	13,931,305	1,480,354	33,671,970
Shares repurchased	(6,043,440)	(129,164,450)	(15,161,446)	(349,728,724)
Net increase (decrease)	(4,021,787)	$ (85,787,398)	(10,511,670)	$ (242,851,475)
Class I Shares
Shares sold	31,704,387	$ 691,008,295	43,401,332	$ 1,001,318,903
Shares issued to shareholders in reinvestment of dividends	7,317,043	157,629,324	13,008,019	295,975,824
Shares repurchased	(24,472,848)	(525,404,119)	(40,351,846)	(925,057,512)
Net increase (decrease)	14,548,582	$ 323,233,500	16,057,505	$ 372,237,215
Class R3 Shares
Shares sold	40,997	$ 890,132	109,253	$ 2,539,813
Shares issued to shareholders in reinvestment of dividends	25,246	539,591	50,372	1,139,554
Shares repurchased	(149,959)	(3,231,957)	(214,599)	(4,846,144)
Net increase (decrease)	(83,716)	$ (1,802,234)	(54,974)	$ (1,166,777)
Class R4 Shares
Shares sold	35,020	$ 752,608	74,259	$ 1,699,300
Shares issued to shareholders in reinvestment of dividends	12,256	262,320	23,766	538,409
Shares repurchased	(37,057)	(802,383)	(123,516)	(2,772,170)
Net increase (decrease)	10,219	$ 212,545	(25,491)	$ (534,461)
Class R5 Shares
Shares sold	116,537	$ 2,518,742	319,714	$ 7,363,065
Shares issued to shareholders in reinvestment of dividends	29,352	631,933	58,724	1,342,082
Shares repurchased	(652,980)	(14,595,581)	(539,290)	(12,709,352)
Net increase (decrease)	(507,091)	$ (11,444,906)	(160,852)	$ (4,004,205)
Class R6 Shares
Shares sold	1,055,150	$ 22,934,416	2,015,040	$ 45,266,210
Shares issued to shareholders in reinvestment of dividends	199,271	4,278,881	282,496	6,359,945
Shares repurchased	(167,612)	(3,629,962)	(286,739)	(6,627,495)
Net increase (decrease)	1,086,809	$ 23,583,335	2,010,797	$ 44,998,660
112  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
SUMMIT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares†
Shares sold	293,971	$ 3,261,075	55,966	$ 640,846
Shares issued to shareholders in reinvestment of dividends	2,189	24,333	561	6,137
Shares repurchased	(25,688)	(284,547)	(7,383)	(81,922)
Net increase (decrease)	270,472	$ 3,000,861	49,144	$ 565,061
Class I Shares
Shares sold	816,967	$ 9,050,449	932,567	$ 11,328,129
Shares issued to shareholders in reinvestment of dividends	63,028	700,567	858,759	10,674,300
Shares repurchased	(323,082)	(3,596,066)	(740,432)	(8,263,980)
Net increase (decrease)	556,913	$ 6,154,950	1,050,894	$ 13,738,449
† Effective date of this class of shares was January 26, 2022.
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2023, the Funds had purchase and sale transactions of investments as listed in the table below (excluding short-term investments).
	Purchases	Sales
Global Opportunities Fund	$ 247,248,617	$ 119,537,815
International Equity Fund	568,706,037	629,575,139
Better World International Fund	219,702,241	192,447,038
International Growth Fund	156,352,411	302,244,929
Developing World Fund	180,059,793	136,025,407
Small/Mid Cap Core Fund	74,730,078	122,878,339
Small/Mid Cap Growth Fund	54,350,281	93,810,194
Income Builder Fund	1,118,061,787	671,316,792
Summit Fund	34,855,602	30,367,996
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Fundsdo not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2023, the Funds’principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in forward currency contracts, except Summit Fund, which also had exposure to options during the period.
Forward Currency Contracts:  During the six months ended March 31, 2023, some of the Funds entered into forward currency contracts in the normal course of pursuing their investment objectives, with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each of the forward currency contracts entered into by the Funds is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Forward currency contracts involve risks to the Funds, including the risk that a contract’s counterparty will not meet its obligations to the Funds, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Funds may not achieve the intended benefit of entering into a contract and may experience a loss.
The monthly average values of open forward currency sell contracts for the six months ended March 31, 2023 for Global Opportunities Fund and Income Builder Fund were $125,876,921 and $2,190,791,984 respectively. The monthly average value of open forward currency purchase contracts for the six months ended March 31, 2023 for Summit Fund was $2,962,962.
Thornburg Equity Funds Semi-Annual Report  |  113

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
These outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”) and with Morgan Stanley & Co. Inc. ("MSC") were entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements. Outstanding forward currency contracts, which were entered into with Brown Brothers Harriman & Co. (“BBH”), were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or MSC or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB, the ISDA Master Agreement with MSC, and the agreement with BBH do not result in an offset of reported amounts of financial assets and liabilities in the Funds’ Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Funds do not net their respective outstanding forward currency contracts for the purpose of disclosure in the Funds’ Statement of Assets and Liabilities. Instead the Funds recognize the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Funds’ Statement of Assets and Liabilities.
Option Contracts: Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price.
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price. To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Funds’ portfolio, on broad-based securities indexes, or certain ETFs.
When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset.  When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.
During the six months ended March 31, 2023, Summit Fund engaged in over-the-counter ("OTC") option trades.
Options written by a Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to a Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.
The monthly average notional value of open options purchased for the six months ended March 31, 2023 for Summit Fund was $1,854,161. As of March 31, 2023 the Funds had no outstanding written options.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at March 31, 2023 is disclosed in the following table:
114  |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
	Type of Derivative(a)	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Global Opportunities Fund	Forward currency contracts	SSB	$ —	$ (917,460)	$ (917,460)
	Forward currency contracts	BBH	—	(729,375)	(729,375)
			$ —	$ (1,646,835)	$ (1,646,835)
Income Builder Fund	Forward currency contracts	SSB	—	(16,855,490)	(16,855,490)
	Forward currency contracts	BBH	—	(8,744,242)	(8,744,242)
			$ —	$ (25,599,732)	$ (25,599,732)
Summit Fund	Forward currency contracts	SSB	—	(7,717)	(7,717)
	Forward currency contracts	MSC	—	(51,984)	(51,984)
			$ —	$ (59,701)	$ (59,701)

(a)	Generally, the Statement of Assets and Liabilities location for forward currency contracts is Assets - Unrealized appreciation on forward currency contracts for asset derivatives and Liabilities - Unrealized depreciation on forward currency contracts for liabilities derivatives.
Because the Funds did not receive or post cash collateral in connection with their forward currency contracts during the period, the net amounts of each Fund’s assets and liabilities which are attributable to those contracts at March 31, 2023 can be determined by offsetting the dollar amounts shown in the asset and liability columns in the preceding table, the results of which are reflected in the "Net Amount" column. The Funds’ forward currency contracts and written options are valued each day, and the net amounts of each Fund’s assets and liabilities which are attributable to those contracts and options are expected to vary over time.
The net realized gain (loss) from forward currency contracts  and net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in each Fund’s Statement of Operations for the six months ended March 31, 2023 are disclosed in the following table:
		Net Realized	Net Change in Unrealized
	Type of Derivative(a)	Gain (Loss)	Appreciation (Depreciation)
Global Opportunities Fund	Forward currency contracts	$ (3,092,251)	$ (7,282,152)
Income Builder Fund	Forward currency contracts	(58,881,461)	(128,732,363)
Summit Fund	Forward currency contracts	91,949	113,394

(a)	Generally, the Statement of Operations location for forward currency contracts is Net realized gain (loss) on: forward currency contracts and Net change in unrealized appreciation (depreciation) on: forward currency contracts.
Thornburg Equity Funds Semi-Annual Report  |  115

Financial Highlights
Global Opportunities Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(c)
2023 (d)	$ 27.76	0.22	5.20	5.42	(0.36)	(0.79)	—	(1.15)	$ 32.03
2022	$ 39.32	0.28	(6.80)	(6.52)	(0.49)	(4.55)	—	(5.04)	$ 27.76
2021	$ 31.69	0.53	9.40	9.93	— (f)	(2.30)	—	(2.30)	$ 39.32
2020	$ 27.56	0.08	4.47	4.55	(0.14)	(0.28)	—	(0.42)	$ 31.69
2019	$ 29.93	0.20	(2.02)	(1.82)	(0.55)	—	—	(0.55)	$ 27.56
2018	$ 30.98	0.44	(1.42)	(0.98)	(0.07)	—	—	(0.07)	$ 29.93
CLASS C SHARES
2023 (d)	$ 26.21	0.10	4.91	5.01	(0.06)	(0.79)	—	(0.85)	$ 30.37
2022	$ 37.36	— (g)	(6.41)	(6.41)	(0.19)	(4.55)	—	(4.74)	$ 26.21
2021	$ 30.44	0.22	9.00	9.22	—	(2.30)	—	(2.30)	$ 37.36
2020	$ 26.55	(0.14)	4.31	4.17	—	(0.28)	—	(0.28)	$ 30.44
2019	$ 28.70	(0.01)	(1.89)	(1.90)	(0.25)	—	—	(0.25)	$ 26.55
2018	$ 29.88	0.23	(1.39)	(1.16)	(0.02)	—	—	(0.02)	$ 28.70
CLASS I SHARES
2023 (d)	$ 27.91	0.27	5.22	5.49	(0.45)	(0.79)	—	(1.24)	$ 32.16
2022	$ 39.49	0.39	(6.83)	(6.44)	(0.59)	(4.55)	—	(5.14)	$ 27.91
2021	$ 31.81	0.64	9.43	10.07	(0.09)	(2.30)	—	(2.39)	$ 39.49
2020	$ 27.67	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$ 31.81
2019	$ 30.07	0.29	(2.04)	(1.75)	(0.65)	—	—	(0.65)	$ 27.67
2018	$ 31.06	0.56	(1.45)	(0.89)	(0.10)	—	—	(0.10)	$ 30.07
CLASS R3 SHARES
2023 (d)	$ 27.37	0.19	5.13	5.32	(0.27)	(0.79)	—	(1.06)	$ 31.63
2022	$ 38.81	0.20	(6.69)	(6.49)	(0.40)	(4.55)	—	(4.95)	$ 27.37
2021	$ 31.38	0.42	9.31	9.73	—	(2.30)	—	(2.30)	$ 38.81
2020	$ 27.28	0.01	4.42	4.43	(0.05)	(0.28)	—	(0.33)	$ 31.38
2019	$ 29.57	0.15	(1.98)	(1.83)	(0.46)	—	—	(0.46)	$ 27.28
2018	$ 30.66	0.38	(1.41)	(1.03)	(0.06)	—	—	(0.06)	$ 29.57
CLASS R4 SHARES
2023 (d)	$ 27.53	0.20	5.15	5.35	(0.32)	(0.79)	—	(1.11)	$ 31.77
2022	$ 39.01	0.24	(6.73)	(6.49)	(0.44)	(4.55)	—	(4.99)	$ 27.53
2021	$ 31.50	0.49	9.32	9.81	—	(2.30)	—	(2.30)	$ 39.01
2020	$ 27.32	0.03	4.43	4.46	—	(0.28)	—	(0.28)	$ 31.50
2019	$ 29.62	0.19	(2.00)	(1.81)	(0.49)	—	—	(0.49)	$ 27.32
2018	$ 30.69	0.46	(1.47)	(1.01)	(0.06)	—	—	(0.06)	$ 29.62
CLASS R5 SHARES
2023 (d)	$ 27.95	0.27	5.23	5.50	(0.45)	(0.79)	—	(1.24)	$ 32.21
2022	$ 39.53	0.38	(6.83)	(6.45)	(0.58)	(4.55)	—	(5.13)	$ 27.95
2021	$ 31.84	0.61	9.47	10.08	(0.09)	(2.30)	—	(2.39)	$ 39.53
2020	$ 27.70	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$ 31.84
2019	$ 30.10	0.28	(2.02)	(1.74)	(0.66)	—	—	(0.66)	$ 27.70
2018	$ 31.10	0.57	(1.47)	(0.90)	(0.10)	—	—	(0.10)	$ 30.10
CLASS R6 SHARES
2023 (d)	$ 28.03	0.29	5.24	5.53	(0.49)	(0.79)	—	(1.28)	$ 32.28
2022	$ 39.64	0.44	(6.86)	(6.42)	(0.64)	(4.55)	—	(5.19)	$ 28.03
2021	$ 31.93	0.70	9.44	10.14	(0.13)	(2.30)	—	(2.43)	$ 39.64
2020	$ 27.77	0.21	4.50	4.71	(0.27)	(0.28)	—	(0.55)	$ 31.93
2019	$ 30.20	0.32	(2.05)	(1.73)	(0.70)	—	—	(0.70)	$ 27.77
2018	$ 31.16	0.90	(1.75)	(0.85)	(0.11)	—	—	(0.11)	$ 30.20

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 1.38%; Class C, 0.65%; Class I, 1.67%; Class R3, 1.17%; Class R4, 1.27%; Class R5, 1.69%; Class R6, 1.81%, 2022 would have been: Class A, 0.79%; Class C, (0.04)%; Class I, 1.10%; Class R3, 0.56%; Class R4, 0.67%; Class R5, 1.08%; Class R6, 1.24% and 2021 would have been: Class A, 1.36%; Class C, 0.57%; Class I, 1.64%; Class R3, 1.10%; Class R4, 1.27%; Class R5, 1.60%; Class R6, 1.80%.
(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	Unaudited Six Month Period Ended March 31.
(e)	Annualized.
(f)	Dividends From Net Investment Income was less than 0.01.
(g)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
116  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Global Opportunities Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(c)
2023 (d)	1.43 (e)	1.28 (e)	1.33 (e)	19.69	12.89	$ 271,895
2022	0.83	1.29	1.35	(19.31)	26.92	$ 218,968
2021	1.42	1.27	1.31	32.82	25.48	$ 277,126
2020	0.27	1.28	1.32	16.59	35.63	$ 215,473
2019	0.73	1.31	1.33	(5.78)	29.12	$ 236,560
2018	1.40	1.28	1.28	(3.16)	41.99	$ 367,449
CLASS C SHARES
2023 (d)	0.70 (e)	2.07 (e)	2.11 (e)	19.23	12.89	$ 59,296
2022	— (g)	2.06	2.11	(19.94)	26.92	$ 63,994
2021	0.63	2.04	2.08	31.77	25.48	$ 112,420
2020	(0.49)	2.02	2.06	15.78	35.63	$ 116,705
2019	(0.02)	2.07	2.09	(6.49)	29.12	$ 151,469
2018	0.78	2.03	2.03	(3.90)	41.99	$ 253,907
CLASS I SHARES
2023 (d)	1.72 (e)	0.99 (e)	1.06 (e)	19.86	12.89	$ 612,675
2022	1.14	0.99	1.06	(19.06)	26.92	$ 446,228
2021	1.69	0.99	1.06	33.17	25.48	$ 605,581
2020	0.50	0.99	1.08	16.91	35.63	$ 523,175
2019	1.05	0.99	1.06	(5.46)	29.12	$ 762,697
2018	1.79	0.97	0.97	(2.88)	41.99	$ 1,200,267
CLASS R3 SHARES
2023 (d)	1.22 (e)	1.50 (e)	2.28 (e)	19.60	12.89	$ 3,048
2022	0.61	1.50	2.40	(19.47)	26.92	$ 2,639
2021	1.15	1.50	2.07	32.48	25.48	$ 3,776
2020	0.03	1.50	2.00	16.32	35.63	$ 3,633
2019	0.55	1.50	2.20	(5.95)	29.12	$ 4,317
2018	1.22	1.50	1.92	(3.38)	41.99	$ 7,577
CLASS R4 SHARES
2023 (d)	1.32 (e)	1.40 (e)	2.06 (e)	19.60	12.89	$ 5,212
2022	0.72	1.40	2.09	(19.37)	26.92	$ 4,573
2021	1.32	1.40	1.83	32.62	25.48	$ 6,177
2020	0.09	1.40	1.62	16.41	35.63	$ 5,093
2019	0.71	1.40	1.86	(5.84)	29.12	$ 9,254
2018	1.49	1.40	1.61	(3.29)	41.99	$ 20,786
CLASS R5 SHARES
2023 (d)	1.74 (e)	0.99 (e)	1.23 (e)	19.86	12.89	$ 17,942
2022	1.12	0.99	1.38	(19.06)	26.92	$ 15,512
2021	1.64	0.99	1.36	33.18	25.48	$ 20,673
2020	0.53	0.99	1.28	16.89	35.63	$ 32,817
2019	1.04	0.99	1.27	(5.45)	29.12	$ 42,354
2018	1.82	0.99	1.16	(2.92)	41.99	$ 70,084
CLASS R6 SHARES
2023 (d)	1.86 (e)	0.85 (e)	1.02 (e)	19.94	12.89	$ 57,182
2022	1.28	0.85	1.03	(18.95)	26.92	$ 47,300
2021	1.85	0.85	1.00	33.32	25.48	$ 57,072
2020	0.70	0.85	1.03	17.08	35.63	$ 43,911
2019	1.17	0.85	1.00	(5.34)	29.12	$ 45,699
2018	2.93	0.85	0.98	(2.75)	41.99	$ 51,836
Thornburg Equity Funds Semi-Annual Report  |  117

Financial Highlights
International Equity Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2023 (e)	$ 18.19	0.13	4.96	5.09	(0.36)	—	—	(0.36)	$ 22.92
2022	$ 28.75	0.29	(7.15)	(6.86)	(0.27)	(3.43)	—	(3.70)	$ 18.19
2021	$ 24.78	0.31	4.49	4.80	(0.06)	(0.77)	—	(0.83)	$ 28.75
2020	$ 22.91	0.07	3.29	3.36	(0.21)	(1.28)	—	(1.49)	$ 24.78
2019	$ 22.69	0.19	0.31	0.50	(0.28)	—	—	(0.28)	$ 22.91
2018	$ 27.63	0.19	(1.10)	(0.91)	—	(4.03)	—	(4.03)	$ 22.69
CLASS C SHARES
2023 (e)	$ 15.61	0.04	4.24	4.28	(0.21)	—	—	(0.21)	$ 19.68
2022	$ 25.20	0.11	(6.13)	(6.02)	(0.14)	(3.43)	—	(3.57)	$ 15.61
2021	$ 21.91	0.06	4.00	4.06	—	(0.77)	—	(0.77)	$ 25.20
2020	$ 20.33	(0.08)	2.94	2.86	—	(1.28)	—	(1.28)	$ 21.91
2019	$ 20.01	— (g)	0.32	0.32	—	—	—	—	$ 20.33
2018	$ 25.00	0.02	(0.98)	(0.96)	—	(4.03)	—	(4.03)	$ 20.01
CLASS I SHARES
2023 (e)	$ 18.98	0.17	5.15	5.32	(0.44)	—	—	(0.44)	$ 23.86
2022	$ 29.88	0.41	(7.47)	(7.06)	(0.41)	(3.43)	—	(3.84)	$ 18.98
2021	$ 25.70	0.39	4.68	5.07	(0.12)	(0.77)	—	(0.89)	$ 29.88
2020	$ 23.69	0.15	3.42	3.57	(0.28)	(1.28)	—	(1.56)	$ 25.70
2019	$ 23.47	0.25	0.32	0.57	(0.35)	—	—	(0.35)	$ 23.69
2018	$ 28.37	0.29	(1.15)	(0.86)	(0.01)	(4.03)	—	(4.04)	$ 23.47
CLASS R3 SHARES
2023 (e)	$ 18.17	0.11	4.94	5.05	(0.34)	—	—	(0.34)	$ 22.88
2022	$ 28.75	0.27	(7.16)	(6.89)	(0.26)	(3.43)	—	(3.69)	$ 18.17
2021	$ 24.77	0.23	4.52	4.75	—	(0.77)	—	(0.77)	$ 28.75
2020	$ 22.89	0.03	3.29	3.32	(0.16)	(1.28)	—	(1.44)	$ 24.77
2019	$ 22.65	0.15	0.31	0.46	(0.22)	—	—	(0.22)	$ 22.89
2018	$ 27.63	0.14	(1.09)	(0.95)	—	(4.03)	—	(4.03)	$ 22.65
CLASS R4 SHARES
2023 (e)	$ 18.03	0.13	4.89	5.02	(0.39)	—	—	(0.39)	$ 22.66
2022	$ 28.56	0.32	(7.10)	(6.78)	(0.32)	(3.43)	—	(3.75)	$ 18.03
2021	$ 24.60	0.28	4.49	4.77	(0.04)	(0.77)	—	(0.81)	$ 28.56
2020	$ 22.74	0.07	3.27	3.34	(0.20)	(1.28)	—	(1.48)	$ 24.60
2019	$ 22.52	0.19	0.30	0.49	(0.27)	—	—	(0.27)	$ 22.74
2018	$ 27.45	0.20	(1.10)	(0.90)	—	(4.03)	—	(4.03)	$ 22.52
CLASS R5 SHARES
2023 (e)	$ 18.96	0.17	5.14	5.31	(0.44)	—	—	(0.44)	$ 23.83
2022	$ 29.84	0.39	(7.44)	(7.05)	(0.40)	(3.43)	—	(3.83)	$ 18.96
2021	$ 25.66	0.38	4.67	5.05	(0.10)	(0.77)	—	(0.87)	$ 29.84
2020	$ 23.67	0.13	3.42	3.55	(0.28)	(1.28)	—	(1.56)	$ 25.66
2019	$ 23.44	0.25	0.32	0.57	(0.34)	—	—	(0.34)	$ 23.67
2018	$ 28.35	0.27	(1.15)	(0.88)	— (h)	(4.03)	—	(4.03)	$ 23.44
CLASS R6 SHARES
2023 (e)	$ 18.89	0.19	5.13	5.32	(0.49)	—	—	(0.49)	$ 23.72
2022	$ 29.75	0.45	(7.43)	(6.98)	(0.45)	(3.43)	—	(3.88)	$ 18.89
2021	$ 25.59	0.44	4.65	5.09	(0.16)	(0.77)	—	(0.93)	$ 29.75
2020	$ 23.61	0.18	3.41	3.59	(0.33)	(1.28)	—	(1.61)	$ 25.59
2019	$ 23.40	0.31	0.29	0.60	(0.39)	—	—	(0.39)	$ 23.61
2018	$ 28.27	0.33	(1.15)	(0.82)	(0.02)	(4.03)	—	(4.05)	$ 23.40

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 1.52%; Class C, 0.67%; Class I, 1.75%; Class R3, 1.29%; Class R4, 1.54%; Class R5, 1.75%; Class R6, 1.95%, 2022 would have been: Class A, 1.20%; Class C, 0.52%; Class I, 1.61%; Class R3, 1.11%; Class R4, 1.32%; Class R5, 1.53%; Class R6, 1.80% and 2021 would have been: Class A, 0.99%; Class C, 0.16%; Class I, 1.23%; Class R3, 0.71%; Class R4, 0.90%; Class R5, 1.18%; Class R6, 1.40%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.25%; Class C, 1.96%; Class I, 0.94%; Class R3, 1.45%; Class R4, 1.25%; Class R5, 0.99%; Class R6, 0.79%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Unaudited Six Month Period Ended March 31.
(f)	Annualized.
(g)	Net investment income (loss) was less than $(0.01) per share.
(h)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.
See notes to financial statements.
118  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
International Equity Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2023 (e)	1.27 (f)	1.12 (f)	1.25 (f)	28.07	25.08	$ 401,518
2022	1.25	1.30	1.38	(27.88)	48.88	$ 339,638
2021	1.07	1.58	1.58	19.66	42.85	$ 543,262
2020	0.31	1.25	1.26	15.33	79.05	$ 825,677
2019	0.86	1.26	1.26	2.47	71.09	$ 655,807
2018	0.77	1.27	1.27	(4.13)	44.41	$ 782,371
CLASS C SHARES
2023 (e)	0.43 (f)	1.95 (f)	2.07 (f)	27.55	25.08	$ 15,651
2022	0.56	1.96	2.05	(28.38)	48.88	$ 13,978
2021	0.24	2.26	2.26	18.83	42.85	$ 27,189
2020	(0.40)	1.93	1.94	14.69	79.05	$ 44,594
2019	(0.02)	2.09	2.09	1.60	71.09	$ 81,401
2018	0.07	2.02	2.02	(4.86)	44.41	$ 159,789
CLASS I SHARES
2023 (e)	1.50 (f)	0.88 (f)	1.01 (f)	28.25	25.08	$ 1,487,474
2022	1.66	0.90	1.00	(27.64)	48.88	$ 1,254,672
2021	1.32	1.24	1.24	20.05	42.85	$ 2,000,723
2020	0.64	0.92	0.93	15.74	79.05	$ 1,713,358
2019	1.11	0.97	0.97	2.76	71.09	$ 1,694,780
2018	1.15	0.91	0.91	(3.81)	44.41	$ 2,462,564
CLASS R3 SHARES
2023 (e)	1.04 (f)	1.36 (f)	1.71 (f)	27.93	25.08	$ 120,282
2022	1.16	1.40	1.70	(27.97)	48.88	$ 100,783
2021	0.80	1.75	1.91	19.46	42.85	$ 157,724
2020	0.12	1.45	1.58	15.11	79.05	$ 152,764
2019	0.67	1.45	1.65	2.25	71.09	$ 164,437
2018	0.59	1.45	1.64	(4.29)	44.41	$ 213,007
CLASS R4 SHARES
2023 (e)	1.28 (f)	1.16 (f)	1.46 (f)	28.00	25.08	$ 94,257
2022	1.37	1.19	1.50	(27.81)	48.88	$ 69,822
2021	0.99	1.55	1.70	19.69	42.85	$ 104,735
2020	0.30	1.25	1.32	15.35	79.05	$ 102,266
2019	0.88	1.25	1.44	2.45	71.09	$ 125,363
2018	0.81	1.25	1.47	(4.11)	44.41	$ 164,663
CLASS R5 SHARES
2023 (e)	1.50 (f)	0.90 (f)	1.27 (f)	28.18	25.08	$ 105,432
2022	1.57	0.94	1.28	(27.60)	48.88	$ 86,468
2021	1.26	1.29	1.46	19.97	42.85	$ 160,007
2020	0.55	0.99	1.02	15.64	79.05	$ 133,705
2019	1.10	0.99	1.12	2.74	71.09	$ 153,366
2018	1.06	0.99	1.17	(3.87)	44.41	$ 229,485
CLASS R6 SHARES
2023 (e)	1.69 (f)	0.70 (f)	0.93 (f)	28.35	25.08	$ 297,185
2022	1.85	0.73	0.92	(27.47)	48.88	$ 243,442
2021	1.49	1.09	1.18	20.21	42.85	$ 331,621
2020	0.78	0.79	0.90	15.90	79.05	$ 250,391
2019	1.37	0.79	0.88	2.95	71.09	$ 219,441
2018	1.33	0.79	0.83	(3.68)	44.41	$ 457,006
Thornburg Equity Funds Semi-Annual Report  |  119

Financial Highlights
Better World International Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(c)
2023 (d)	$ 13.48	0.05	2.92	2.97	(0.04)	—	—	(0.04)	$ 16.41
2022	$ 21.46	0.06	(5.18)	(5.12)	—	(2.86)	—	(2.86)	$ 13.48
2021	$ 15.66	0.01	5.79	5.80	—	—	—	—	$ 21.46
2020	$ 12.85	— (f)	2.90	2.90	(0.09)	—	—	(0.09)	$ 15.66
2019	$ 14.51	0.12	(0.66)	(0.54)	(0.15)	(0.97)	—	(1.12)	$ 12.85
2018	$ 14.13	0.09	0.66	0.75	—	(0.37)	—	(0.37)	$ 14.51
CLASS C SHARES
2023 (d)	$ 13.11	(0.01)	2.85	2.84	—	—	—	—	$ 15.95
2022	$ 21.08	(0.07)	(5.04)	(5.11)	—	(2.86)	—	(2.86)	$ 13.11
2021	$ 15.51	(0.15)	5.72	5.57	—	—	—	—	$ 21.08
2020	$ 12.72	(0.08)	2.88	2.80	(0.01)	—	—	(0.01)	$ 15.51
2019	$ 14.32	0.03	(0.62)	(0.59)	(0.04)	(0.97)	—	(1.01)	$ 12.72
2018	$ 14.02	— (f)	0.67	0.67	—	(0.37)	—	(0.37)	$ 14.32
CLASS I SHARES
2023 (d)	$ 13.93	0.10	3.01	3.11	(0.14)	—	—	(0.14)	$ 16.90
2022	$ 22.03	0.15	(5.34)	(5.19)	(0.05)	(2.86)	—	(2.91)	$ 13.93
2021	$ 16.06	0.11	5.93	6.04	(0.07)	—	—	(0.07)	$ 22.03
2020	$ 13.16	0.10	2.99	3.09	(0.19)	—	—	(0.19)	$ 16.06
2019	$ 14.83	0.20	(0.67)	(0.47)	(0.23)	(0.97)	—	(1.20)	$ 13.16
2018	$ 14.33	0.18	0.69	0.87	—	(0.37)	—	(0.37)	$ 14.83

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 0.61%; Class C, (0.11)%; Class I, 1.19%, 2022 would have been: Class A, 0.32%; Class C, (0.43)%; Class I, 0.88% and 2021 would have been: Class A, 0.04%; Class C, (0.78)%; Class I, 0.51%.
(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	Unaudited Six Month Period Ended March 31.
(e)	Annualized.
(f)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
120  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Better World International Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(c)
2023 (d)	0.65 (e)	1.46 (e)	1.61 (e)	22.02	46.10	$ 41,855
2022	0.34	1.47	1.58	(27.93)	140.89	$ 33,050
2021	0.05	1.57	1.57	37.04	119.96	$ 40,287
2020	(0.02)	1.83	1.94	22.65	42.87	$ 11,859
2019	0.91	1.82	2.10	(3.19)	62.33	$ 9,378
2018	0.64	1.82	2.12	5.37	111.99	$ 8,537
CLASS C SHARES
2023 (d)	(0.07) (e)	2.19 (e)	2.72 (e)	21.59	46.10	$ 5,542
2022	(0.42)	2.24	2.50	(28.44)	140.89	$ 4,391
2021	(0.77)	2.38	2.85	35.91	119.96	$ 5,597
2020	(0.56)	2.38	3.31	22.02	42.87	$ 2,159
2019	0.25	2.38	3.48	(3.75)	62.33	$ 1,687
2018	(0.03)	2.38	3.09	4.82	111.99	$ 2,292
CLASS I SHARES
2023 (d)	1.23 (e)	0.90 (e)	1.26 (e)	22.38	46.10	$ 463,772
2022	0.89	0.96	1.25	(27.54)	140.89	$ 346,395
2021	0.53	1.09	1.21	37.72	119.96	$ 302,026
2020	0.74	1.09	1.33	23.62	42.87	$ 83,208
2019	1.57	1.09	1.44	(2.54)	62.33	$ 59,833
2018	1.20	1.09	1.35	6.15	111.99	$ 55,989
Thornburg Equity Funds Semi-Annual Report  |  121

Financial Highlights
International Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2023 (e)	$ 18.22	0.02	4.75	4.77	(0.06)	—	—	(0.06)	$ 22.93
2022	$ 30.27	0.03	(10.09)	(10.06)	—	(1.99)	—	(1.99)	$ 18.22
2021	$ 28.37	(0.09)	2.37	2.28	—	(0.38)	—	(0.38)	$ 30.27
2020	$ 21.46	(0.08)	7.10	7.02	— (g)	(0.11)	—	(0.11)	$ 28.37
2019	$ 23.78	— (h)	(1.55)	(1.55)	(0.02)	(0.75)	—	(0.77)	$ 21.46
2018	$ 23.85	0.02	0.72	0.74	(0.05)	(0.76)	—	(0.81)	$ 23.78
CLASS C SHARES
2023 (e)	$ 16.33	(0.06)	4.25	4.19	—	—	—	—	$ 20.52
2022	$ 27.55	(0.17)	(9.06)	(9.23)	—	(1.99)	—	(1.99)	$ 16.33
2021	$ 26.06	(0.31)	2.18	1.87	—	(0.38)	—	(0.38)	$ 27.55
2020	$ 19.87	(0.25)	6.55	6.30	—	(0.11)	—	(0.11)	$ 26.06
2019	$ 22.21	(0.15)	(1.44)	(1.59)	—	(0.75)	—	(0.75)	$ 19.87
2018	$ 22.50	(0.15)	0.67	0.52	(0.05)	(0.76)	—	(0.81)	$ 22.21
CLASS I SHARES
2023 (e)	$ 18.97	0.06	4.94	5.00	(0.15)	—	—	(0.15)	$ 23.82
2022	$ 31.32	0.12	(10.48)	(10.36)	—	(1.99)	—	(1.99)	$ 18.97
2021	$ 29.27	(0.01)	2.44	2.43	—	(0.38)	—	(0.38)	$ 31.32
2020	$ 22.13	(0.01)	7.33	7.32	(0.07)	(0.11)	—	(0.18)	$ 29.27
2019	$ 24.51	0.07	(1.60)	(1.53)	(0.10)	(0.75)	—	(0.85)	$ 22.13
2018	$ 24.48	0.12	0.72	0.84	(0.05)	(0.76)	—	(0.81)	$ 24.51
CLASS R3 SHARES
2023 (e)	$ 17.90	0.01	4.66	4.67	(0.03)	—	—	(0.03)	$ 22.54
2022	$ 29.80	— (h)	(9.91)	(9.91)	—	(1.99)	—	(1.99)	$ 17.90
2021	$ 28.01	(0.16)	2.33	2.17	—	(0.38)	—	(0.38)	$ 29.80
2020	$ 21.23	(0.13)	7.02	6.89	—	(0.11)	—	(0.11)	$ 28.01
2019	$ 23.54	(0.04)	(1.52)	(1.56)	—	(0.75)	—	(0.75)	$ 21.23
2018	$ 23.66	(0.02)	0.71	0.69	(0.05)	(0.76)	—	(0.81)	$ 23.54
CLASS R4 SHARES
2023 (e)	$ 18.06	0.02	4.70	4.72	(0.07)	—	—	(0.07)	$ 22.71
2022	$ 30.02	0.03	(10.00)	(9.97)	—	(1.99)	—	(1.99)	$ 18.06
2021	$ 28.18	(0.13)	2.35	2.22	—	(0.38)	—	(0.38)	$ 30.02
2020	$ 21.34	(0.03)	6.98	6.95	—	(0.11)	—	(0.11)	$ 28.18
2019	$ 23.63	(0.02)	(1.52)	(1.54)	—	(0.75)	—	(0.75)	$ 21.34
2018	$ 23.73	(0.01)	0.72	0.71	(0.05)	(0.76)	—	(0.81)	$ 23.63
CLASS R5 SHARES
2023 (e)	$ 19.03	0.07	4.95	5.02	(0.16)	—	—	(0.16)	$ 23.89
2022	$ 31.41	0.12	(10.51)	(10.39)	—	(1.99)	—	(1.99)	$ 19.03
2021	$ 29.35	(0.01)	2.45	2.44	—	(0.38)	—	(0.38)	$ 31.41
2020	$ 22.19	(0.03)	7.37	7.34	(0.07)	(0.11)	—	(0.18)	$ 29.35
2019	$ 24.58	0.07	(1.61)	(1.54)	(0.10)	(0.75)	—	(0.85)	$ 22.19
2018	$ 24.54	0.10	0.75	0.85	(0.05)	(0.76)	—	(0.81)	$ 24.58
CLASS R6 SHARES
2023 (e)	$ 19.13	0.08	4.97	5.05	(0.18)	—	—	(0.18)	$ 24.00
2022	$ 31.54	0.15	(10.57)	(10.42)	—	(1.99)	—	(1.99)	$ 19.13
2021	$ 29.44	0.02	2.46	2.48	—	(0.38)	—	(0.38)	$ 31.54
2020	$ 22.26	0.02	7.37	7.39	(0.10)	(0.11)	—	(0.21)	$ 29.44
2019	$ 24.65	0.10	(1.61)	(1.51)	(0.13)	(0.75)	—	(0.88)	$ 22.26
2018	$ 24.59	0.21	0.66	0.87	(0.05)	(0.76)	—	(0.81)	$ 24.65

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 0.17%; Class C, (0.74)%; Class I, 0.52%; Class R3, 0.03%; Class R4, 0.15%; Class R5, 0.57%; Class R6, 0.66%, 2022 would have been: Class A, 0.08%; Class C, (0.83)%; Class I, 0.42%; Class R3, (0.06)%; Class R4, 0.07%; Class R5, 0.44%; Class R6, 0.56% and 2021 would have been: Class A, (0.37)%; Class C, (1.18)%; Class I, (0.10)%; Class R3, (0.60)%; Class R4, (0.51)%; Class R5, (0.11)%; Class R6, (0.02)%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.26%; Class C, 2.07%; Class I, 0.99%; Class R3, 1.50%; Class R4, 1.40%; Class R5, 0.99%; Class R6, 0.89%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Unaudited Six Month Period Ended March 31.
(f)	Annualized.
(g)	Dividends from net investment income per share were less than $(0.01).
(h)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
122  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
International Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2023 (e)	0.22 (f)	1.37 (f)	1.39 (f)	26.25	17.08	$ 96,544
2022	0.13	1.36	1.36	(35.72)	63.54	$ 86,145
2021	(0.29)	1.27	1.27	8.07	34.41	$ 154,613
2020	(0.35)	1.31	1.31	32.88	35.88	$ 139,429
2019	0.02	1.32	1.32	(6.36)	25.83	$ 107,196
2018	0.09	1.32	1.32	3.28	33.28	$ 127,863
CLASS C SHARES
2023 (e)	(0.69) (f)	2.25 (f)	2.27 (f)	25.66	17.08	$ 10,937
2022	(0.78)	2.22	2.23	(36.27)	63.54	$ 10,939
2021	(1.10)	2.07	2.07	7.21	34.41	$ 27,864
2020	(1.13)	2.07	2.07	31.87	35.88	$ 42,164
2019	(0.78)	2.08	2.08	(7.04)	25.83	$ 47,980
2018	(0.65)	2.08	2.08	2.47	33.28	$ 77,262
CLASS I SHARES
2023 (e)	0.57 (f)	0.99 (f)	1.09 (f)	26.45	17.08	$ 730,284
2022	0.47	0.99	1.06	(35.47)	63.54	$ 724,495
2021	(0.02)	1.00	1.00	8.34	34.41	$ 1,584,102
2020	(0.03)	0.99	1.02	33.31	35.88	$ 1,454,322
2019	0.34	0.99	1.03	(6.02)	25.83	$ 1,203,538
2018	0.47	0.99	0.99	3.61	33.28	$ 1,470,211
CLASS R3 SHARES
2023 (e)	0.08 (f)	1.50 (f)	2.23 (f)	26.13	17.08	$ 4,827
2022	(0.01)	1.50	2.29	(35.79)	63.54	$ 4,340
2021	(0.52)	1.51	1.89	7.78	34.41	$ 7,643
2020	(0.56)	1.50	2.03	32.61	35.88	$ 6,424
2019	(0.17)	1.50	2.02	(6.50)	25.83	$ 6,274
2018	(0.10)	1.50	1.98	3.08	33.28	$ 8,426
CLASS R4 SHARES
2023 (e)	0.19 (f)	1.40 (f)	2.03 (f)	26.17	17.08	$ 7,683
2022	0.12	1.40	2.00	(35.72)	63.54	$ 6,670
2021	(0.42)	1.41	1.63	7.91	34.41	$ 9,903
2020	(0.44)	1.40	1.45	32.73	35.88	$ 8,436
2019	(0.09)	1.40	1.91	(6.39)	25.83	$ 7,515
2018	(0.02)	1.40	1.88	3.16	33.28	$ 12,644
CLASS R5 SHARES
2023 (e)	0.61 (f)	0.99 (f)	1.40 (f)	26.45	17.08	$ 25,296
2022	0.49	0.99	1.45	(35.46)	63.54	$ 21,233
2021	(0.02)	1.00	1.27	8.35	34.41	$ 36,396
2020	(0.03)	0.99	1.31	33.31	35.88	$ 34,152
2019	0.32	0.99	1.29	(6.05)	25.83	$ 28,729
2018	0.40	0.99	1.25	3.64	33.28	$ 38,052
CLASS R6 SHARES
2023 (e)	0.71 (f)	0.89 (f)	1.03 (f)	26.50	17.08	$ 81,652
2022	0.61	0.89	1.01	(35.41)	63.54	$ 66,867
2021	0.06	0.90	0.96	8.46	34.41	$ 107,884
2020	0.07	0.89	0.99	33.42	35.88	$ 61,130
2019	0.47	0.89	0.99	(5.91)	25.83	$ 44,923
2018	0.82	0.89	0.99	3.72	33.28	$ 51,091
Thornburg Equity Funds Semi-Annual Report  |  123

Financial Highlights
Developing World Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2023 (e)	$ 18.43	0.06	2.47	2.53	(0.27)	—	—	(0.27)	$ 20.69
2022	$ 27.58	0.39	(9.54)	(9.15)	—	—	—	—	$ 18.43
2021	$ 22.92	— (g)	4.66	4.66	—	—	—	—	$ 27.58
2020	$ 20.43	0.03	2.69	2.72	(0.23)	—	—	(0.23)	$ 22.92
2019	$ 19.13	0.23	1.22	1.45	(0.15)	—	—	(0.15)	$ 20.43
2018	$ 19.86	0.11	(0.84)	(0.73)	—	—	—	—	$ 19.13
CLASS C SHARES
2023 (e)	$ 17.18	(0.02)	2.31	2.29	(0.05)	—	—	(0.05)	$ 19.42
2022	$ 25.93	0.14	(8.89)	(8.75)	—	—	—	—	$ 17.18
2021	$ 21.71	(0.21)	4.43	4.22	—	—	—	—	$ 25.93
2020	$ 19.35	(0.13)	2.54	2.41	(0.05)	—	—	(0.05)	$ 21.71
2019	$ 18.10	0.06	1.19	1.25	—	—	—	—	$ 19.35
2018	$ 18.93	(0.05)	(0.78)	(0.83)	—	—	—	—	$ 18.10
CLASS I SHARES
2023 (e)	$ 18.93	0.10	2.53	2.63	(0.36)	—	—	(0.36)	$ 21.20
2022	$ 28.22	0.50	(9.79)	(9.29)	—	—	—	—	$ 18.93
2021	$ 23.40	0.10	4.76	4.86	(0.04)	—	—	(0.04)	$ 28.22
2020	$ 20.86	0.11	2.74	2.85	(0.31)	—	—	(0.31)	$ 23.40
2019	$ 19.55	0.31	1.24	1.55	(0.24)	—	—	(0.24)	$ 20.86
2018	$ 20.21	0.19	(0.85)	(0.66)	—	—	—	—	$ 19.55
CLASS R5 SHARES
2023 (e)	$ 18.87	0.11	2.51	2.62	(0.36)	—	—	(0.36)	$ 21.13
2022	$ 28.12	0.48	(9.73)	(9.25)	—	—	—	—	$ 18.87
2021	$ 23.33	0.10	4.73	4.83	(0.04)	—	—	(0.04)	$ 28.12
2020	$ 20.79	0.10	2.75	2.85	(0.31)	—	—	(0.31)	$ 23.33
2019	$ 19.48	0.27	1.28	1.55	(0.24)	—	—	(0.24)	$ 20.79
2018	$ 20.14	0.19	(0.85)	(0.66)	—	—	—	—	$ 19.48
CLASS R6 SHARES
2023 (e)	$ 18.98	0.12	2.53	2.65	(0.38)	—	—	(0.38)	$ 21.25
2022	$ 28.26	0.52	(9.80)	(9.28)	—	—	—	—	$ 18.98
2021	$ 23.43	0.12	4.78	4.90	(0.07)	—	—	(0.07)	$ 28.26
2020	$ 20.88	0.13	2.75	2.88	(0.33)	—	—	(0.33)	$ 23.43
2019	$ 19.57	0.33	1.24	1.57	(0.26)	—	—	(0.26)	$ 20.88
2018	$ 20.21	0.24	(0.88)	(0.64)	—	—	—	—	$ 19.57

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 0.63%; Class C, (0.18)%; Class I, 1.02%; Class R5, 1.05%; Class R6, 1.14%, 2022 would have been: Class A, 1.63%; Class C, 0.61%; Class I, 2.06%; Class R5, 1.94%; Class R6, 2.14% and 2021 would have been: Class A, (0.02)%; Class C, (0.82)%; Class I, 0.33%; Class R5, 0.34%; Class R6, 0.42%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.43%; Class C, 2.19%; Class I, 1.09%; Class R5, 1.09%; Class R6, 0.99%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Unaudited Six Month Period Ended March 31.
(f)	Annualized.
(g)	Net investment income (loss) was less than $0.01 per share.
(h)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 12.47% for 2020 and 19.44% for 2021.
+	Based on weighted average shares outstanding.
See notes to financial statements.
124  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Developing World Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2023 (e)	0.63 (f)	1.44 (f)	1.57 (f)	13.85	14.18	$ 96,486
2022	1.63	1.44	1.54	(33.18)	68.24	$ 87,897
2021	(0.01)	1.43	1.43	20.33	61.50	$ 131,471
2020	0.13	1.45	1.48	13.31	56.55	$ 101,723
2019	1.18	1.47	1.50	7.74	43.52	$ 96,935
2018	0.55	1.46	1.48	(3.68)	58.28	$ 112,082
CLASS C SHARES
2023 (e)	(0.18) (f)	2.27 (f)	2.40 (f)	13.37	14.18	$ 15,412
2022	0.62	2.26	2.36	(33.74)	68.24	$ 17,044
2021	(0.81)	2.19	2.19	19.49 (h)	61.50	$ 40,933
2020	(0.64)	2.20	2.23	12.42 (h)	56.55	$ 48,977
2019	0.30	2.23	2.26	6.91	43.52	$ 63,203
2018	(0.23)	2.23	2.25	(4.38)	58.28	$ 80,728
CLASS I SHARES
2023 (e)	1.02 (f)	1.04 (f)	1.25 (f)	13.98	14.18	$ 906,468
2022	2.07	1.06	1.23	(32.92)	68.24	$ 772,911
2021	0.34	1.09	1.15	20.78	61.50	$ 925,280
2020	0.50	1.09	1.18	13.68	56.55	$ 668,427
2019	1.53	1.09	1.19	8.14	43.52	$ 590,196
2018	0.93	1.08	1.16	(3.27)	58.28	$ 634,501
CLASS R5 SHARES
2023 (e)	1.05 (f)	1.04 (f)	1.89 (f)	13.97	14.18	$ 3,583
2022	1.94	1.06	2.15	(32.89)	68.24	$ 2,403
2021	0.35	1.09	1.70	20.72	61.50	$ 4,157
2020	0.49	1.09	1.89	13.73	56.55	$ 2,735
2019	1.38	1.09	2.07	8.16	43.52	$ 2,430
2018	0.90	1.09	1.71	(3.28)	58.28	$ 3,340
CLASS R6 SHARES
2023 (e)	1.14 (f)	0.94 (f)	1.22 (f)	14.07	14.18	$ 63,688
2022	2.14	0.96	1.20	(32.84)	68.24	$ 54,406
2021	0.43	0.99	1.11	20.90	61.50	$ 78,006
2020	0.60	0.99	1.15	13.82	56.55	$ 62,993
2019	1.65	0.99	1.14	8.25	43.52	$ 56,658
2018	1.16	0.99	1.14	(3.17)	58.28	$ 56,258
Thornburg Equity Funds Semi-Annual Report  |  125

Financial Highlights
Small/Mid Cap Core Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2023 (e)	$ 55.35	(0.06)	3.89	3.83	(0.03)	—	—	(0.03)	$ 59.15
2022	$ 97.60	(0.27)	(15.33)	(15.60)	(0.30)	(26.35)	—	(26.65)	$ 55.35
2021	$ 74.81	(0.05)	22.84	22.79	—	—	—	—	$ 97.60
2020	$ 71.81	0.07	3.11	3.18	(0.18)	—	—	(0.18)	$ 74.81
2019	$ 72.46	0.24	(0.60)	(0.36)	(0.29)	—	—	(0.29)	$ 71.81
2018	$ 65.26	0.39	7.17	7.56	(0.36)	—	—	(0.36)	$ 72.46
CLASS C SHARES
2023 (e)	$ 47.29	(0.30)	3.33	3.03	—	—	—	—	$ 50.32
2022	$ 87.40	(0.81)	(12.95)	(13.76)	—	(26.35)	—	(26.35)	$ 47.29
2021	$ 67.54	(0.71)	20.57	19.86	—	—	—	—	$ 87.40
2020	$ 65.19	(0.45)	2.80	2.35	—	—	—	—	$ 67.54
2019	$ 66.03	(0.31)	(0.53)	(0.84)	—	—	—	—	$ 65.19
2018	$ 59.87	(0.11)	6.52	6.41	(0.25)	—	—	(0.25)	$ 66.03
CLASS I SHARES
2023 (e)	$ 58.01	0.07	4.08	4.15	(0.32)	—	—	(0.32)	$ 61.84
2022	$ 100.99	0.01	(16.09)	(16.08)	(0.55)	(26.35)	—	(26.90)	$ 58.01
2021	$ 77.16	0.25	23.58	23.83	—	—	—	—	$ 100.99
2020	$ 74.04	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$ 77.16
2019	$ 74.70	0.49	(0.65)	(0.16)	(0.50)	—	—	(0.50)	$ 74.04
2018	$ 67.10	0.64	7.38	8.02	(0.42)	—	—	(0.42)	$ 74.70
CLASS R3 SHARES
2023 (e)	$ 55.03	(0.04)	3.87	3.83	(0.07)	—	—	(0.07)	$ 58.79
2022	$ 97.10	(0.25)	(15.21)	(15.46)	(0.26)	(26.35)	—	(26.61)	$ 55.03
2021	$ 74.46	(0.08)	22.72	22.64	—	—	—	—	$ 97.10
2020	$ 71.44	0.06	3.10	3.16	(0.14)	—	—	(0.14)	$ 74.46
2019	$ 72.02	0.23	(0.59)	(0.36)	(0.22)	—	—	(0.22)	$ 71.44
2018	$ 64.88	0.39	7.11	7.50	(0.36)	—	—	(0.36)	$ 72.02
CLASS R4 SHARES
2023 (e)	$ 55.96	(0.01)	3.92	3.91	(0.14)	—	—	(0.14)	$ 59.73
2022	$ 98.30	(0.16)	(15.50)	(15.66)	(0.33)	(26.35)	—	(26.68)	$ 55.96
2021	$ 75.30	0.01	22.99	23.00	—	—	—	—	$ 98.30
2020	$ 72.25	0.12	3.14	3.26	(0.21)	—	—	(0.21)	$ 75.30
2019	$ 72.83	0.30	(0.60)	(0.30)	(0.28)	—	—	(0.28)	$ 72.25
2018	$ 65.55	0.47	7.19	7.66	(0.38)	—	—	(0.38)	$ 72.83
CLASS R5 SHARES
2023 (e)	$ 57.90	0.07	4.07	4.14	(0.31)	—	—	(0.31)	$ 61.73
2022	$ 100.84	— (h)	(16.04)	(16.04)	(0.55)	(26.35)	—	(26.90)	$ 57.90
2021	$ 77.05	0.26	23.53	23.79	—	—	—	—	$ 100.84
2020	$ 73.93	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$ 77.05
2019	$ 74.60	0.49	(0.66)	(0.17)	(0.50)	—	—	(0.50)	$ 73.93
2018	$ 67.01	0.63	7.38	8.01	(0.42)	—	—	(0.42)	$ 74.60

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, (0.15)%; Class C, (0.95)%; Class I, 0.17%; Class R3, (0.17)%; Class R4, (0.09)%; Class R5, 0.18%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.16%; Class C, 1.98%; Class I, 0.84%; Class R3, 1.20%; Class R4, 1.10%; Class R5, 0.84%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Unaudited Six Month Period Ended March 31.
(f)	Annualized.
(g)	The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.
(h)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
126  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Small/Mid Cap Core Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2023 (e)	(0.20) (f)	1.37 (f)	1.37 (f)	6.93	13.66	$ 292,254
2022	(0.38)	1.31	1.37	(23.16)	46.19	$ 293,290
2021	(0.06)	1.18	1.33	30.46	135.80 (g)	$ 454,488
2020	0.10	1.33	1.34	4.42	20.39	$ 388,895
2019	0.35	1.33	1.33	(0.42)	24.94	$ 425,218
2018	0.56	1.33	1.33	11.62	57.33	$ 473,740
CLASS C SHARES
2023 (e)	(1.17) (f)	2.34 (f)	2.49 (f)	6.41	13.66	$ 6,356
2022	(1.31)	2.22	2.34	(23.86)	46.19	$ 7,476
2021	(0.86)	2.00	2.15	29.40	135.80 (g)	$ 17,364
2020	(0.69)	2.12	2.12	3.59	20.39	$ 22,951
2019	(0.50)	2.19	2.19	(1.26)	24.94	$ 35,934
2018	(0.17)	2.11	2.11	10.73	57.33	$ 52,023
CLASS I SHARES
2023 (e)	0.22 (f)	0.95 (f)	1.09 (f)	7.15	13.66	$ 204,493
2022	0.02	0.91	1.09	(22.84)	46.19	$ 207,251
2021	0.26	0.86	1.08	30.88	135.80 (g)	$ 332,235
2020	0.44	0.99	1.09	4.77	20.39	$ 287,746
2019	0.70	0.99	1.07	(0.07)	24.94	$ 360,070
2018	0.90	0.99	1.06	12.00	57.33	$ 422,302
CLASS R3 SHARES
2023 (e)	(0.14) (f)	1.31 (f)	1.90 (f)	6.95	13.66	$ 13,407
2022	(0.35)	1.27	1.87	(23.11)	46.19	$ 13,406
2021	(0.08)	1.22	1.81	30.41	135.80 (g)	$ 23,594
2020	0.09	1.35	1.73	4.40	20.39	$ 24,939
2019	0.34	1.35	1.79	(0.43)	24.94	$ 29,601
2018	0.57	1.35	1.78	11.60	57.33	$ 39,211
CLASS R4 SHARES
2023 (e)	(0.04) (f)	1.21 (f)	2.11 (f)	6.98	13.66	$ 2,772
2022	(0.23)	1.17	2.04	(23.03)	46.19	$ 2,819
2021	0.01	1.12	1.78	30.54	135.80 (g)	$ 4,386
2020	0.17	1.25	1.74	4.50	20.39	$ 4,548
2019	0.44	1.25	1.75	(0.33)	24.94	$ 6,434
2018	0.68	1.25	1.77	11.72	57.33	$ 7,868
CLASS R5 SHARES
2023 (e)	0.22 (f)	0.95 (f)	1.81 (f)	7.15	13.66	$ 6,084
2022	— (h)	0.90	1.64	(22.83)	46.19	$ 6,106
2021	0.27	0.86	1.48	30.88	135.80 (g)	$ 14,710
2020	0.45	0.99	1.43	4.76	20.39	$ 14,156
2019	0.70	0.99	1.43	(0.07)	24.94	$ 18,119
2018	0.89	0.99	1.38	12.00	57.33	$ 19,085
Thornburg Equity Funds Semi-Annual Report  |  127

Financial Highlights
Small/Mid Cap Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2023 (c)	$ 21.17	(0.13)	2.09	1.96	—	—	—	—	$ 23.13
2022	$ 51.77	(0.35)	(12.37)	(12.72)	—	(17.88)	—	(17.88)	$ 21.17
2021	$ 48.17	(0.51)	7.33	6.82	—	(3.22)	—	(3.22)	$ 51.77
2020	$ 39.37	(0.30)	12.72	12.42	—	(3.62)	—	(3.62)	$ 48.17
2019	$ 40.43	(0.17)	(0.89)	(1.06)	—	—	—	—	$ 39.37
2018	$ 32.46	(0.21)	8.18	7.97	—	—	—	—	$ 40.43
CLASS C SHARES
2023 (c)	$ 15.45	(0.17)	1.53	1.36	—	—	—	—	$ 16.81
2022	$ 42.67	(0.48)	(8.86)	(9.34)	—	(17.88)	—	(17.88)	$ 15.45
2021	$ 40.53	(0.75)	6.11	5.36	—	(3.22)	—	(3.22)	$ 42.67
2020	$ 33.91	(0.51)	10.75	10.24	—	(3.62)	—	(3.62)	$ 40.53
2019	$ 35.11	(0.42)	(0.78)	(1.20)	—	—	—	—	$ 33.91
2018	$ 28.43	(0.42)	7.10	6.68	—	—	—	—	$ 35.11
CLASS I SHARES
2023 (c)	$ 24.34	(0.09)	2.41	2.32	—	—	—	—	$ 26.66
2022	$ 56.75	(0.26)	(14.27)	(14.53)	—	(17.88)	—	(17.88)	$ 24.34
2021	$ 52.36	(0.38)	7.99	7.61	—	(3.22)	—	(3.22)	$ 56.75
2020	$ 42.35	(0.17)	13.80	13.63	—	(3.62)	—	(3.62)	$ 52.36
2019	$ 43.33	(0.03)	(0.95)	(0.98)	—	—	—	—	$ 42.35
2018	$ 34.67	(0.08)	8.74	8.66	—	—	—	—	$ 43.33
CLASS R3 SHARES
2023 (c)	$ 20.75	(0.13)	2.05	1.92	—	—	—	—	$ 22.67
2022	$ 51.09	(0.36)	(12.10)	(12.46)	—	(17.88)	—	(17.88)	$ 20.75
2021	$ 47.67	(0.60)	7.24	6.64	—	(3.22)	—	(3.22)	$ 51.09
2020	$ 39.05	(0.36)	12.60	12.24	—	(3.62)	—	(3.62)	$ 47.67
2019	$ 40.16	(0.23)	(0.88)	(1.11)	—	—	—	—	$ 39.05
2018	$ 32.30	(0.26)	8.12	7.86	—	—	—	—	$ 40.16
CLASS R4 SHARES
2023 (c)	$ 21.24	(0.13)	2.11	1.98	—	—	—	—	$ 23.22
2022	$ 51.86	(0.34)	(12.40)	(12.74)	—	(17.88)	—	(17.88)	$ 21.24
2021	$ 48.30	(0.55)	7.33	6.78	—	(3.22)	—	(3.22)	$ 51.86
2020	$ 39.49	(0.32)	12.75	12.43	—	(3.62)	—	(3.62)	$ 48.30
2019	$ 40.56	(0.19)	(0.88)	(1.07)	—	—	—	—	$ 39.49
2018	$ 32.59	(0.23)	8.20	7.97	—	—	—	—	$ 40.56
CLASS R5 SHARES
2023 (c)	$ 24.30	(0.09)	2.40	2.31	—	—	—	—	$ 26.61
2022	$ 56.68	(0.26)	(14.24)	(14.50)	—	(17.88)	—	(17.88)	$ 24.30
2021	$ 52.30	(0.38)	7.98	7.60	—	(3.22)	—	(3.22)	$ 56.68
2020	$ 42.31	(0.16)	13.77	13.61	—	(3.62)	—	(3.62)	$ 52.30
2019	$ 43.29	(0.04)	(0.94)	(0.98)	—	—	—	—	$ 42.31
2018	$ 34.64	(0.08)	8.73	8.65	—	—	—	—	$ 43.29

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.
+	Based on weighted average shares outstanding.
See notes to financial statements.
128  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Small/Mid Cap Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2023 (c)	(1.21) (d)	1.43 (d)	1.43 (d)	9.31	19.04	$ 137,523
2022	(1.20)	1.33	1.40	(38.84)	57.56	$ 147,493
2021	(0.99)	1.16	1.31	14.69	161.43 (e)	$ 340,545
2020	(0.72)	1.33	1.33	34.37	43.82	$ 326,035
2019	(0.44)	1.35	1.35	(2.62)	40.69	$ 259,799
2018	(0.57)	1.34	1.34	24.55	54.98	$ 296,429
CLASS C SHARES
2023 (c)	(2.12) (d)	2.34 (d)	2.65 (d)	8.80	19.04	$ 4,629
2022	(2.09)	2.21	2.40	(39.39)	57.56	$ 5,596
2021	(1.76)	1.94	2.09	13.80	161.43 (e)	$ 23,433
2020	(1.47)	2.09	2.09	33.38	43.82	$ 36,917
2019	(1.27)	2.18	2.18	(3.42)	40.69	$ 36,841
2018	(1.33)	2.14	2.14	23.50	54.98	$ 53,903
CLASS I SHARES
2023 (c)	(0.73) (d)	0.95 (d)	1.12 (d)	9.53	19.04	$ 111,861
2022	(0.76)	0.90	1.10	(38.54)	57.56	$ 113,478
2021	(0.67)	0.84	1.04	15.04	161.43 (e)	$ 274,357
2020	(0.37)	0.99	1.06	34.84	43.82	$ 277,991
2019	(0.08)	0.99	1.05	(2.26)	40.69	$ 254,721
2018	(0.20)	0.99	1.05	24.98	54.98	$ 286,152
CLASS R3 SHARES
2023 (c)	(1.24) (d)	1.46 (d)	1.96 (d)	9.25	19.04	$ 14,036
2022	(1.27)	1.41	1.92	(38.84)	57.56	$ 14,115
2021	(1.17)	1.35	1.79	14.45	161.43 (e)	$ 26,881
2020	(0.88)	1.50	1.71	34.17	43.82	$ 33,505
2019	(0.60)	1.50	1.80	(2.76)	40.69	$ 30,084
2018	(0.72)	1.50	1.80	24.33	54.98	$ 40,963
CLASS R4 SHARES
2023 (c)	(1.14) (d)	1.36 (d)	2.88 (d)	9.32	19.04	$ 1,259
2022	(1.18)	1.31	2.97	(38.79)	57.56	$ 1,109
2021	(1.07)	1.25	2.17	14.56	161.43 (e)	$ 2,076
2020	(0.78)	1.40	2.00	34.28	43.82	$ 2,771
2019	(0.50)	1.40	1.91	(2.64)	40.69	$ 4,183
2018	(0.62)	1.40	1.97	24.46	54.98	$ 4,484
CLASS R5 SHARES
2023 (c)	(0.73) (d)	0.95 (d)	1.58 (d)	9.51	19.04	$ 8,088
2022	(0.77)	0.90	1.52	(38.53)	57.56	$ 9,235
2021	(0.67)	0.84	1.31	15.04	161.43 (e)	$ 22,945
2020	(0.37)	0.99	1.26	34.83	43.82	$ 22,691
2019	(0.09)	0.99	1.39	(2.26)	40.69	$ 19,984
2018	(0.21)	0.99	1.33	24.97	54.98	$ 31,433
Thornburg Equity Funds Semi-Annual Report  |  129

Financial Highlights
Income Builder Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2023 (e)	$ 19.22	0.35	3.18	3.53	(0.59)	—	—	(0.59)	$ 22.16
2022	$ 22.96	1.18	(3.75)	(2.57)	(1.17)	—	—	(1.17)	$ 19.22
2021	$ 18.70	1.19	4.19	5.38	(1.12)	—	—	(1.12)	$ 22.96
2020	$ 21.72	0.86	(2.98)	(2.12)	(0.90)	—	—	(0.90)	$ 18.70
2019	$ 21.80	0.93	(0.07)	0.86	(0.94)	—	—	(0.94)	$ 21.72
2018	$ 21.50	0.92	0.30	1.22	(0.92)	—	—	(0.92)	$ 21.80
CLASS C SHARES
2023 (e)	$ 19.19	0.27	3.18	3.45	(0.51)	—	—	(0.51)	$ 22.13
2022	$ 22.93	0.98	(3.72)	(2.74)	(1.00)	—	—	(1.00)	$ 19.19
2021	$ 18.68	1.00	4.19	5.19	(0.94)	—	—	(0.94)	$ 22.93
2020	$ 21.69	0.69	(2.95)	(2.26)	(0.75)	—	—	(0.75)	$ 18.68
2019	$ 21.78	0.76	(0.06)	0.70	(0.79)	—	—	(0.79)	$ 21.69
2018	$ 21.48	0.76	0.30	1.06	(0.76)	—	—	(0.76)	$ 21.78
CLASS I SHARES
2023 (e)	$ 19.36	0.38	3.21	3.59	(0.62)	—	—	(0.62)	$ 22.33
2022	$ 23.13	1.25	(3.78)	(2.53)	(1.24)	—	—	(1.24)	$ 19.36
2021	$ 18.84	1.25	4.22	5.47	(1.18)	—	—	(1.18)	$ 23.13
2020	$ 21.88	0.89	(2.98)	(2.09)	(0.95)	—	—	(0.95)	$ 18.84
2019	$ 21.96	0.99	(0.07)	0.92	(1.00)	—	—	(1.00)	$ 21.88
2018	$ 21.65	1.00	0.29	1.29	(0.98)	—	—	(0.98)	$ 21.96
CLASS R3 SHARES
2023 (e)	$ 19.21	0.31	3.18	3.49	(0.55)	—	—	(0.55)	$ 22.15
2022	$ 22.95	1.09	(3.74)	(2.65)	(1.09)	—	—	(1.09)	$ 19.21
2021	$ 18.70	1.10	4.18	5.28	(1.03)	—	—	(1.03)	$ 22.95
2020	$ 21.71	0.78	(2.96)	(2.18)	(0.83)	—	—	(0.83)	$ 18.70
2019	$ 21.80	0.84	(0.07)	0.77	(0.86)	—	—	(0.86)	$ 21.71
2018	$ 21.49	0.83	0.32	1.15	(0.84)	—	—	(0.84)	$ 21.80
CLASS R4 SHARES
2023 (e)	$ 19.24	0.32	3.18	3.50	(0.56)	—	—	(0.56)	$ 22.18
2022	$ 22.98	1.12	(3.75)	(2.63)	(1.11)	—	—	(1.11)	$ 19.24
2021	$ 18.72	1.12	4.20	5.32	(1.06)	—	—	(1.06)	$ 22.98
2020	$ 21.74	0.77	(2.94)	(2.17)	(0.85)	—	—	(0.85)	$ 18.72
2019	$ 21.83	0.86	(0.07)	0.79	(0.88)	—	—	(0.88)	$ 21.74
2018	$ 21.52	0.85	0.33	1.18	(0.87)	—	—	(0.87)	$ 21.83
CLASS R5 SHARES
2023 (e)	$ 19.35	0.35	3.22	3.57	(0.61)	—	—	(0.61)	$ 22.31
2022	$ 23.11	1.21	(3.76)	(2.55)	(1.21)	—	—	(1.21)	$ 19.35
2021	$ 18.83	1.22	4.21	5.43	(1.15)	—	—	(1.15)	$ 23.11
2020	$ 21.86	0.90	(3.00)	(2.10)	(0.93)	—	—	(0.93)	$ 18.83
2019	$ 21.95	0.97	(0.09)	0.88	(0.97)	—	—	(0.97)	$ 21.86
2018	$ 21.64	0.94	0.33	1.27	(0.96)	—	—	(0.96)	$ 21.95
CLASS R6 SHARES
2023 (e)	$ 19.30	0.39	3.20	3.59	(0.63)	—	—	(0.63)	$ 22.26
2022	$ 23.06	1.27	(3.78)	(2.51)	(1.25)	—	—	(1.25)	$ 19.30
2021	$ 18.78	1.27	4.20	5.47	(1.19)	—	—	(1.19)	$ 23.06
2020	$ 21.81	0.92	(2.98)	(2.06)	(0.97)	—	—	(0.97)	$ 18.78
2019	$ 21.89	1.01	(0.08)	0.93	(1.01)	—	—	(1.01)	$ 21.81
2018	$ 21.58	1.16	0.14	1.30	(0.99)	—	—	(0.99)	$ 21.89

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 3.31%; Class C, 2.54%; Class I, 3.55%; Class R3, 2.92%; Class R4, 3.04%; Class R5, 3.27%; Class R6, 3.67%, 2022 would have been: Class A, 4.71%; Class C, 3.83%; Class I, 4.96%; Class R3, 4.32%; Class R4, 4.44%; Class R5, 4.79%; Class R6, 5.14% and 2021 would have been: Class A, 5.07%; Class C, 4.25%; Class I, 5.28%; Class R3, 4.68%; Class R4, 4.77%; Class R5, 5.18%; Class R6, 5.40%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.13%; Class C, 1.90%; Class I, 0.89%; Class R3, 1.50%; Class R4, 1.40%; Class R5, 0.99%; Class R6, 0.80%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Unaudited Six Month Period Ended March 31.
(f)	Annualized.
(g)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 28.55%.
(h)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 29.02%.
+	Based on weighted average shares outstanding.
See notes to financial statements.
130  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Income Builder Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2023 (e)	3.27 (f)	1.13 (f)	1.13 (f)	18.49	6.62	$ 3,886,826
2022	5.14	1.14	1.14	(11.81)	25.31	$ 3,344,513
2021	5.32	1.26	1.26	28.90	18.99	$ 3,876,333
2020	4.27	1.15	1.15	(9.78)	47.60	$ 2,912,063
2019	4.42	1.13	1.13	4.13	43.69	$ 3,458,385
2018	4.25	1.15	1.15	5.79	41.17	$ 3,378,149
CLASS C SHARES
2023 (e)	2.50 (f)	1.87 (f)	1.87 (f)	18.10	6.62	$ 568,668
2022	4.26	1.89	1.89	(12.52)	25.31	$ 570,348
2021	4.49	2.03	2.03	27.93	18.99	$ 922,523
2020	3.40	1.88	1.88	(10.44)	47.60	$ 1,452,643
2019	3.60	1.87	1.87	3.35	43.69	$ 2,658,581
2018	3.51	1.90	1.90	5.01	41.17	$ 3,591,856
CLASS I SHARES
2023 (e)	3.51 (f)	0.89 (f)	0.89 (f)	18.68	6.62	$ 6,337,292
2022	5.40	0.89	0.89	(11.61)	25.31	$ 5,213,452
2021	5.54	1.02	1.02	29.18	18.99	$ 5,858,020
2020	4.40	0.91	0.91	(9.55)	47.60	$ 5,094,055
2019	4.67	0.88	0.88	4.39	43.69	$ 7,810,067
2018	4.58	0.86	0.86	6.12	41.17	$ 7,806,245
CLASS R3 SHARES
2023 (e)	2.88 (f)	1.50 (f)	1.60 (f)	18.29	6.62	$ 21,027
2022	4.76	1.50	1.63	(12.15)	25.31	$ 19,842
2021	4.93	1.63	1.71	28.39	18.99	$ 24,971
2020	3.86	1.49	1.49	(10.06)	47.60	$ 24,343
2019	3.97	1.50	1.58	3.72	43.69	$ 36,155
2018	3.84	1.50	1.61	5.47	41.17	$ 46,901
CLASS R4 SHARES
2023 (e)	3.00 (f)	1.40 (f)	1.45 (f)	18.32	6.62	$ 11,967
2022	4.87	1.40	1.50	(12.08)	25.31	$ 10,181
2021	5.02	1.53	1.59	28.60 (g)	18.99	$ 12,751
2020	3.79	1.40	1.51	(10.01)	47.60	$ 13,044
2019	4.09	1.40	1.50	3.79	43.69	$ 25,221
2018	3.91	1.40	1.56	5.58	41.17	$ 31,132
CLASS R5 SHARES
2023 (e)	3.26 (f)	0.99 (f)	1.10 (f)	18.57	6.62	$ 22,498
2022	5.21	0.99	1.12	(11.71)	25.31	$ 29,318
2021	5.43	1.12	1.22	29.07 (h)	18.99	$ 38,749
2020	4.44	0.99	1.05	(9.58)	47.60	$ 45,308
2019	4.55	0.99	1.08	4.20	43.69	$ 59,890
2018	4.30	0.99	1.12	5.99	41.17	$ 59,545
CLASS R6 SHARES
2023 (e)	3.62 (f)	0.80 (f)	0.83 (f)	18.72	6.62	$ 178,387
2022	5.55	0.80	0.85	(11.54)	25.31	$ 133,706
2021	5.66	0.93	0.97	29.32	18.99	$ 113,387
2020	4.58	0.80	0.84	(9.44)	47.60	$ 86,889
2019	4.76	0.80	0.82	4.47	43.69	$ 157,924
2018	5.39	0.80	0.82	6.20	41.17	$ 156,750
Thornburg Equity Funds Semi-Annual Report  |  131

Financial Highlights
Summit Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(e)
2023 (f)	$ 10.31	0.13	1.13	1.26	(0.12)	—	—	(0.12)	$ 11.45
2022 †	$ 12.06	0.18	(1.74)	(1.56)	(0.19)	—	—	(0.19)	$ 10.31
CLASS I SHARES
2023 (f)	$ 10.31	0.13	1.14	1.27	(0.13)	—	—	(0.13)	$ 11.45
2022	$ 14.25	0.28	(1.81)	(1.53)	(0.24)	(2.17)	—	(2.41)	$ 10.31
2021	$ 12.18	0.16	2.71	2.87	(0.22)	(0.58)	—	(0.80)	$ 14.25
2020	$ 10.47	0.09	1.80	1.89	(0.13)	(0.05)	—	(0.18)	$ 12.18
2019 (i)	$ 10.00	0.11	0.43	0.54	(0.07)	—	—	(0.07)	$ 10.47

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 2.34%; Class I, 2.29%.
(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021, 2020 and 2019 would have been 0.99%, 0.99% and 0.99% respectively.
(c)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratios for 2021, 2020 and 2019 would have been 1.19%, 1.31% and 1.71% respectively.
(d)	Not annualized for periods less than one year.
(e)	Sales loads are not reflected in computing total return.
(f)	Unaudited Six Month Period Ended March 31.
(g)	Annualized.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(i)	Fund commenced operations on March 1, 2019.
+	Based on weighted average shares outstanding.
†	Effective date of this class of shares was January 26, 2022.
See notes to financial statements.
132  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Summit Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)(c)	Total Return (%)(d)	Portfolio Turnover Rate (%)(d)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(e)
2023 (f)	2.39 (g)	0.94 (g)	2.22 (g)	12.27	50.68	$ 3,658
2022 †	2.40 (g)	0.99 (g)	9.32 (g)(h)	(13.02)	128.69	$ 507
CLASS I SHARES
2023 (f)	2.33 (g)	0.69 (g)	1.19 (g)	12.40	50.68	$ 68,600
2022	2.38	0.88	1.22	(13.36)	128.69	$ 56,036
2021	1.20	1.01	1.21	24.63	155.26	$ 62,466
2020	0.81	1.09	1.41	18.45	139.88	$ 45,886
2019 (i)	1.78 (g)	1.72 (g)	2.44 (g)	5.45	53.38	$ 35,489
Thornburg Equity Funds Semi-Annual Report  |  133

Expense Example
March 31, 2023 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2022, and held until March 31, 2023.
ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, October 1, 2022 and held through March 31, 2023.
	Actual		Hypothetical *
	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22-3/31/23	Ending Account Value 3/31/23	Expenses Paid During Period† 10/1/22-3/31/23	Annualized Expense Ratio
GLOBAL OPPORTUNITIES FUND
CLASS A SHARES	$1,196.85	$ 7.01	$1,018.55	$ 6.44	1.28%
CLASS C SHARES	$1,192.25	$11.31	$1,014.61	$10.40	2.07%
CLASS I SHARES	$1,198.62	$ 5.43	$1,020.00	$ 4.99	0.99%
CLASS R3 SHARES	$1,196.02	$ 8.21	$1,017.45	$ 7.54	1.50%
CLASS R4 SHARES	$1,195.99	$ 7.66	$1,017.95	$ 7.04	1.40%
CLASS R5 SHARES	$1,198.63	$ 5.43	$1,020.00	$ 4.99	0.99%
CLASS R6 SHARES	$1,199.39	$ 4.66	$1,020.69	$ 4.28	0.85%
INTERNATIONAL EQUITY FUND
CLASS A SHARES	$1,280.70	$ 6.37	$1,019.35	$ 5.64	1.12%
CLASS C SHARES	$1,275.51	$11.06	$1,015.21	$ 9.80	1.95%
CLASS I SHARES	$1,282.45	$ 5.01	$1,020.54	$ 4.43	0.88%
CLASS R3 SHARES	$1,279.28	$ 7.73	$1,018.15	$ 6.84	1.36%
CLASS R4 SHARES	$1,280.00	$ 6.59	$1,019.15	$ 5.84	1.16%
CLASS R5 SHARES	$1,281.83	$ 5.12	$1,020.44	$ 4.53	0.90%
CLASS R6 SHARES	$1,283.50	$ 3.99	$1,021.44	$ 3.53	0.70%
BETTER WORLD INTERNATIONAL FUND
CLASS A SHARES	$1,220.17	$ 8.08	$1,017.65	$ 7.34	1.46%
CLASS C SHARES	$1,215.86	$12.10	$1,014.01	$11.00	2.19%
CLASS I SHARES	$1,223.75	$ 4.99	$1,020.44	$ 4.53	0.90%
134  |   Thornburg Equity Funds Semi-Annual Report

Expense Example, Continued
March 31, 2023 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22-3/31/23	Ending Account Value 3/31/23	Expenses Paid During Period† 10/1/22-3/31/23	Annualized Expense Ratio
INTERNATIONAL GROWTH FUND
CLASS A SHARES	$1,262.54	$ 7.73	$1,018.10	$ 6.89	1.37%
CLASS C SHARES	$1,256.58	$12.66	$1,013.71	$11.30	2.25%
CLASS I SHARES	$1,264.54	$ 5.59	$1,020.00	$ 4.99	0.99%
CLASS R3 SHARES	$1,261.27	$ 8.46	$1,017.45	$ 7.54	1.50%
CLASS R4 SHARES	$1,261.66	$ 7.89	$1,017.95	$ 7.04	1.40%
CLASS R5 SHARES	$1,264.50	$ 5.59	$1,020.00	$ 4.99	0.99%
CLASS R6 SHARES	$1,264.99	$ 5.03	$1,020.49	$ 4.48	0.89%
DEVELOPING WORLD FUND
CLASS A SHARES	$1,138.45	$ 7.68	$1,017.75	$ 7.24	1.44%
CLASS C SHARES	$1,133.73	$12.08	$1,013.61	$11.40	2.27%
CLASS I SHARES	$1,139.81	$ 5.55	$1,019.75	$ 5.24	1.04%
CLASS R5 SHARES	$1,139.71	$ 5.55	$1,019.75	$ 5.24	1.04%
CLASS R6 SHARES	$1,140.68	$ 5.02	$1,020.24	$ 4.73	0.94%
SMALL/MID CAP CORE FUND
CLASS A SHARES	$1,069.31	$ 7.07	$1,018.10	$ 6.89	1.37%
CLASS C SHARES	$1,064.07	$12.04	$1,013.26	$11.75	2.34%
CLASS I SHARES	$1,071.48	$ 4.91	$1,020.19	$ 4.78	0.95%
CLASS R3 SHARES	$1,069.52	$ 6.76	$1,018.40	$ 6.59	1.31%
CLASS R4 SHARES	$1,069.82	$ 6.24	$1,018.90	$ 6.09	1.21%
CLASS R5 SHARES	$1,071.45	$ 4.91	$1,020.19	$ 4.78	0.95%
SMALL/MID CAP GROWTH FUND
CLASS A SHARES	$1,093.05	$ 7.46	$1,017.80	$ 7.19	1.43%
CLASS C SHARES	$1,088.02	$12.18	$1,013.26	$11.75	2.34%
CLASS I SHARES	$1,095.31	$ 4.96	$1,020.19	$ 4.78	0.95%
CLASS R3 SHARES	$1,092.53	$ 7.62	$1,017.65	$ 7.34	1.46%
CLASS R4 SHARES	$1,093.22	$ 7.10	$1,018.15	$ 6.84	1.36%
CLASS R5 SHARES	$1,095.06	$ 4.96	$1,020.19	$ 4.78	0.95%
INCOME BUILDER FUND
CLASS A SHARES	$1,184.93	$ 6.16	$1,019.30	$ 5.69	1.13%
CLASS C SHARES	$1,180.96	$10.17	$1,015.61	$ 9.40	1.87%
CLASS I SHARES	$1,186.77	$ 4.85	$1,020.49	$ 4.48	0.89%
CLASS R3 SHARES	$1,182.91	$ 8.16	$1,017.45	$ 7.54	1.50%
CLASS R4 SHARES	$1,183.23	$ 7.62	$1,017.95	$ 7.04	1.40%
CLASS R5 SHARES	$1,185.73	$ 5.39	$1,020.00	$ 4.99	0.99%
CLASS R6 SHARES	$1,187.23	$ 4.36	$1,020.94	$ 4.03	0.80%
SUMMIT FUND
CLASS A SHARES	$1,122.65	$ 4.97	$1,020.24	$ 4.73	0.94%
CLASS I SHARES	$1,123.99	$ 3.65	$1,021.49	$ 3.48	0.69%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
Thornburg Equity Funds Semi-Annual Report  |  135

Other Information
March 31, 2023 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 7, 2022, the Trustees reviewed the Liquidity Committee’s written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2021 through November 20, 2022 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
136  |   Thornburg Equity Funds Semi-Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 13, 2022
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
Thornburg Equity Funds Semi-Annual Report  |  137

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.4 billion (as of March 31, 2023) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Funds outlined in this report are some of the many equity, multi-asset, and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL FIXED INCOME
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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Thornburg Equity Funds Semi-Annual Report  |  139

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4624

Semi-Annual Report | March 31, 2023

Thornburg Taxable Fixed Income Funds
Thornburg Limited Term U.S. Government Fund
Thornburg Limited Term Income Fund
Thornburg Ultra Short Income Fund
Thornburg Strategic Income Fund

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.
2 Semi-Annual Report

Thornburg Taxable Fixed Income Funds
Semi-Annual Report  |  March 31, 2023
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  3

Letter to Shareholders
March 31, 2023 (Unaudited)
Dear Shareholder:
As I reflect on the current market environment, I can’t help but think of Hemingway’s novel “The Sun Also Rises,” as one of the characters is asked how they went bankrupt. The answer: “Two ways. Gradually and then suddenly.” The answer often feels appropriate in the context of changes in a market dynamic. Over the past year or so, we’ve seen the effects of the Federal Reserve’s (the “Fed”) interest rate hiking cycle work through the markets gradually, with losses on both risky and riskless assets affected by a notably higher cost of borrowing money.
Six months ago, I wrote:
”We at Thornburg believe that this dramatic interest rate hiking cycle, combined with a significant pace of quantitative tightening, will continue to drive market volatility and likely create moments of intermittent liquidity in the market similar to a dry Santa Fe spring.”
Fast forward to today, spring has returned to Santa Fe, and liquidity continues to dry up. While the weather varies, the desert climate is parched. In markets too, there are days and weeks where it feels as though data and earnings, as well as market liquidity, are fairly good. But the overall trends in the current market are troubling us both in Santa Fe and beyond. While it is possible that the Fed engineers a soft landing for the U.S. economy this year, the direction of many leading economic indicators remains lower. I am always on the lookout for how market and economic impact might be different this time because sometimes there are more secular changes in the market that are likely to continue in the same general direction for the foreseeable future than cyclical changes. Furthermore, the pandemic has created a huge set of reverberations that we are still experiencing three years later. Yet, in our view, people and psychology are the same. Our experience tells us that a higher cost of capital has fairly universal effects. While outcomes are never linear, and history never really repeats itself, it’s difficult for us to see how the market storms we’re tasked with navigating these past several years will become calmer or less frequent.
Over the last six months, we have seen a recovery in risky asset prices, from equities to credit spreads. We’ve also seen fairly dramatic market movements towards lower yields as the market appears to bet on a resolution of dissolvement of recent interest rate increases from monetary policymakers. While inflation is high, it is coming down, and from our vantage point many market participants are explicitly or implicitly reasoning that the pain of recession will feel clearer and more present than the ache of inflation. I’m not so sure that the Fed will. It is highly unlikely that any policymaker wants to be seen as responsible for runaway inflation. It will mostly likely take a higher unemployment rate and an inflation print closer to 2% for the Fed to move interest rates lower. While I believe that this could happen by the end of 2023, the intervening period may not be fun. I also think that the collapse of Silicon Valley Bank says more about the tech and private capital ecosystem than the banking system writ large. The inescapable conclusion to us is that cheap money finds its way into all the financial system cracks. When that dries out, the system can be vulnerable and brittle.
Looking forward, there may be very interesting opportunities arising from the current chaotic market conditions we are seeing. Yields on high-quality bonds have recently risen to the point of having traditional sources of value: income and portfolio ballast. International and income-producing equities presently have undemanding multiples, especially relative to the U.S. While it has been well over a decade since the best equity returns have been outside the U.S., the last time was the early 2000s, which for me, is the best analogue for the present market situation.
As in any environment, we will be focused on you, our clients, as our most important constituency. Though there is never a guarantee that we will be able to navigate the evolving marketplace as well as we may have before, I have a confidence born of experience that our unsiloed, global approach to active investment management should continue to allow us to achieve our goal of long-term investment excellence. It is always the case that challenges often come hand-in-hand with opportunities, and I have watched our portfolios perform well over the years when difficult situations arise. We continue to see that no market is an island, and the effects from actions somewhere in the world can be felt everywhere. Our process, which focuses on this interconnection through the development of a collaborative and deeply informed perspective, by design has thrived in these kind of investment conditions.
Thornburg’s 41-year history is not one of perfection but rather one of a continual focus on our craft that leads to deliberate reflection and evolution. We reinvest in our investment process and our ability to meet client needs while staying true to what makes the firm’s identity differentiated and successful. I have great respect for other investment firms and there are many good products that are available to investors. But we believe that in times like these, our firm’s broad perspective and collaborative, unsiloed approach is our sustainable competitive advantage. These qualities are what underlie the excellent long-term outcomes we have achieved for our clients: we’re built to deliver on the promise of active management.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Thornburg Limited Term U.S. Government Fund

Investment Goal and
Fund Overview
The primary goal of Limited Term U.S. Government Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
The Fund is an actively managed portfolio of short/intermediate term debt obligations with a dollar-weighted average maturity or expected life of normally less than five years. The Fund generally invests at least 80% of its net assets in U.S. Government securities, including debt obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or sponsored entities.
Performance drivers and detractors for the reporting period ended March 31, 2023
» The Fund’s Class I shares returned 3.39% for the 6-month period ended March 31, 2023, slightly outperforming the Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged (the "Index"), which returned 3.29% over the period.
» The Fund’s mortgage pass-through security selection proved to be a positive contributor to performance during the period, although this was offset to some degree by the Fund’s exposure to collateralized mortgage obligations.
» The Fund’s duration position proved to be neither a material contributor nor detractor to performance relative to the Index. The Fund’s average duration over the period was 3.72 years versus 3.70 years for the Index.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 11/16/87)
Without sales charge	-2.51%	-2.06%	0.11%	0.23%	4.04%
With sales charge	-4.73%	-2.55%	-0.20%	0.08%	3.99%
Class C Shares (Incep: 9/1/94)
Without sales charge	-2.85%	-2.38%	-0.21%	-0.08%	2.91%
With sales charge	-3.33%	-2.38%	-0.21%	-0.08%	2.91%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	-2.85%	-	-	-	-3.49%
With sales charge	-3.47%	-	-	-	-3.49%
Class I Shares (Incep: 7/5/96)	-2.22%	-1.78%	0.39%	0.54%	3.36%
Class R3 Shares (Incep: 7/1/03)	-2.47%	-2.12%	0.03%	0.17%	1.69%
Class R4 Shares (Incep: 2/1/14)	-2.55%	-2.15%	0.01%	-	0.26%
Class R5 Shares (Incep: 5/1/12)	-2.24%	-1.83%	0.33%	0.49%	0.57%
Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged ( Since 11/16/87)	-1.52%	-2.30%	1.06%	0.90%	4.76%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include a 0.50% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I, Class R3, Class R4 and Class R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 0.92%; C shares, 1.39%; C2 shares, 2.28%; I shares, 0.62%; R3 shares, 1.52%; R4 shares, 2.30%; R5 shares, 1.64%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: C shares, 1.24%; C2 shares, 1.24%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  5

Thornburg Limited Term Income Fund

Investment Goal and
Fund Overview
The primary goal of Limited Term Income Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios.
The Fund is an actively managed portfolio of short and intermediate term debt obligations with a dollar-weighted average maturity of normally less than five years. The Fund invests in investment grade debt obligations, investing at least 65% of its net assets in (i) obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the three highest principal long term rating categories of S&P Global Ratings or Moody’s Investors Services, Inc., or the equivalent three highest short term ratings of those ratings agencies, or, if no credit rating is available, judged to be of comparable quality as determined by Thornburg.
Performance drivers and detractors for the reporting period ended March 31, 2023
» The Fund’s Class I shares returned 3.99% for the 6-month period ended March 31, 2023, slightly outperforming the Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged (the "Index"), which returned 3.91% over the period.
» The Fund’s security selection within corporate bonds, in which the Fund held a defensive, non-cyclical bias, was beneficial over the period. Additionally, the Fund’s asset-backed securities exposure was slightly additive to performance during the period.
» The Fund’s allocation to collateralized mortgage obligations was the main detractor during the period. The Fund’s modest underweight to duration versus the Index in a falling interest rate environment slightly hampered performance relative to the Index. The Fund held an average duration of 3.38 years over the period versus 3.81 years for the Index.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/92)
Without sales charge	-1.16%	0.52%	1.54%	1.55%	4.31%
With sales charge	-3.37%	0.03%	1.23%	1.39%	4.26%
Class C Shares (Incep: 9/1/94)
Without sales charge	-1.38%	0.33%	1.31%	1.32%	3.97%
With sales charge	-1.86%	0.33%	1.31%	1.32%	3.97%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	-1.61%	-	-	-	-2.57%
With sales charge	-2.24%	-	-	-	-2.57%
Class I Shares (Incep: 7/5/96)	-0.86%	0.84%	1.83%	1.88%	4.44%
Class R3 Shares (Incep: 7/1/03)	-1.36%	0.31%	1.33%	1.39%	2.98%
Class R4 Shares (Incep: 2/1/14)	-1.36%	0.34%	1.33%	-	1.49%
Class R5 Shares (Incep: 5/1/12)	-0.86%	0.84%	1.81%	1.80%	2.13%
Class R6 Shares (Incep: 4/10/17)	-0.79%	0.91%	1.90%	-	1.89%
Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged (Since 10/1/92)	-1.66%	-1.28%	1.40%	1.32%	4.24%
Bloomberg U.S. Aggregate Bond Total Return Index Value USD (Since 10/1/92)	-4.78%	-2.77%	0.91%	1.36%	4.57%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include a 0.50% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 0.77%; C shares, 0.99%; C2 shares, 1.30%; I shares, 0.51%; R3 shares, 1.04%; R4 shares, 1.24%; R5 shares, 0.71%; R6 shares, 0.45%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: C2 shares, 1.24%; I shares, 0.49%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.49%; R6 shares 0.42%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
6  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Thornburg Ultra Short Income Fund

Investment Goal and
Fund Overview
The Ultra Short Income Fund seeks current income, consistent with preservation of capital.
The Fund is an actively managed portfolio of debt obligations, and under normal conditions at least 80% of the Fund’s net assets are invested in (i) debt obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the four highest ratings of S&P Global Ratings (AAA, AA, A, or BBB) or Moody’s Investors Services, Inc. (Aaa, Aa, A, or Baa) or, if no credit rating is available, judged to be of comparable quality by Thornburg. The Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than one half (0.5) of a year. The Fund’s investments are determined by individual security analysis.
Performance drivers and detractors for the reporting period ended March 31, 2023
» The Fund’s Class I shares returned 2.30% for the 6-month period ended March 31, 2023, outperforming the ICE BofA U.S. Treasury Bill Index (the “Index”), which returned 1.99% over the period.
» The Fund’s security selection in investment-grade corporate bonds and asset-backed securities (ABS) were modestly additive to performance relative to the Index. There were no material sector detractors during the period.
» Although the Fund has a short duration on an absolute basis, its modest long position relative to the Index was a very slight contributor to performance, as 2- and 5-year U.S. Treasuries fell by 25 and 52 basis points (bps), respectively, over the period.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG ULTRA SHORT INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG ULTRA SHORT INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	2.35%	2.06%	1.93%	-	1.54%
With sales charge	0.06%	1.53%	1.62%	-	1.37%
Class I Shares (Incep: 12/30/13)	2.56%	2.23%	2.12%	-	1.73%
ICE BofA U.S. Treasury Bill Index (Since 12/30/13)	2.50%	0.86%	1.43%	-	0.95%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.05%; I shares, 0.60%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, resulting in net expense ratios of the following: A shares, 0.50%; I shares, 0.30%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  7

Thornburg Strategic Income Fund

Investment Goal and
Fund Overview
Strategic Income Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.
The Fund is a global, income-oriented portfolio seeking to achieve an attractive, sustainable yield. The Fund invests in a broad range of income-producing securities, primarily debt obligations.
Performance drivers and detractors for the reporting period ended March 31, 2023
» The Fund’s Class I shares returned 4.87% for the 6-month period ended March 31,2023, modestly underperforming the Bloomberg U.S. Universal Total Return Index Value Unhedged (the "Index"), which returned 5.24% during the period.
» The Fund’s structural short-duration position versus the Index proved to be a detractor in a falling interest rate environment. During the 6-month period, five- and 10-year U.S. Treasury yields fell by 52 and 36 basis points (bps), respectively. The Fund’s average duration over the period was 3.35 years versus 6.00 years for the Index.
» The Fund’s security selection during the period was a modest detractor, most notably within asset-backed securities and collateralized mortgage obligations. However, price recovery in select Russia-domiciled securities within the Fund’s corporate bonds exposure contributed to performance.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/19/07)
Without sales charge	-0.75%	3.94%	2.77%	3.04%	4.99%
With sales charge	-5.18%	2.35%	1.83%	2.56%	4.67%
Class C Shares (Incep: 12/19/07)
Without sales charge	-1.38%	3.20%	2.03%	2.35%	4.33%
With sales charge	-2.34%	3.20%	2.03%	2.35%	4.33%
Class I Shares (Incep: 12/19/07)	-0.29%	4.35%	3.16%	3.41%	5.35%
Class R3 Shares (Incep: 5/1/12)	-1.01%	3.65%	2.49%	2.88%	3.53%
Class R4 Shares (Incep: 2/1/14)	-1.01%	3.68%	2.51%	-	2.81%
Class R5 Shares (Incep: 5/1/12)	-0.37%	4.32%	3.16%	3.39%	4.02%
Class R6 Shares (Incep: 4/10/17)	-0.29%	4.39%	3.22%	-	3.43%
Bloomberg U.S. Universal Total Return Index Value Unhedged (Since 12/19/07)	-4.61%	-2.02%	1.05%	1.62%	3.09%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares include a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.06%; C shares, 1.79%; I shares, 0.77%; R3 shares, 3.96%; R4 shares, 2.44%; R5 shares, 0.96% and R6 shares, 0.72%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, resulting in net expense ratios of the following: A shares, 1.05%; I shares, 0.60%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.60% and R6 shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
* See glossary on page 9.
8  |   Thornburg Taxable Fixed Income Funds Semi-Annual Report

Glossary
March 31, 2023 (Unaudited)
The Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.
The Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.
The Bloomberg U.S. Aggregate Bond Total Return Index Value USD is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg U.S. Universal Total Return Index Value Unhedged represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.
The ICE BofA U.S. Treasury Bill Index is an unmanaged index that measures returns of U.S. Treasury Bills.
Thornburg Strategic Income Fund’s Blended Index is composed of 80% Bloomberg U.S Aggregate Bond Index and 20% MSCI World Index.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Asset Backed Security (ABS) – A security whose value and income payments are derived from and collateralized (or “backed”) by a specified pool of underlying assets. The pool of assets is typically a group of small and illiquid assets that are unable to be sold individually. Pooling the assets into financial instruments allows them to be sold to general investors, a process called securitization, and allows the risk of investing in the underlying assets to be diversified because each security will represent a fraction of the total value of the diverse pool of underlying assets.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
High yield bonds may offer higher yields in return for risk exposure.
U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Investments in mortgage-backed securities (MBS) may bear additional risk.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  9

Fund Summary
Thornburg Limited Term U.S. Government Fund  |  March 31, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	177
Effective Duration	3.5 Yrs
Average Maturity	4.6 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.78%
SEC Yield	3.16%
TYPES OF HOLDINGS
PORTFOLIO LADDER
5%	10%	11%	9%	17%	12%	2%	3%	9%	6%	16%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class C	LTUCX	885-215-830
Class C2	LTUQX	885-216-465
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

10  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Fund Summary
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	771
Effective Duration	3.4 Yrs
Average Maturity	4.4 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	3.19%
SEC Yield	4.27%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
3%	14%	13%	10%	14%	10%	8%	4%	7%	5%	13%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG LIMITED TERM INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class C2	THIQX	885-216-424
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853
Class R6	THRLX	885-216-671
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  11

Fund Summary
Thornburg Ultra Short Income Fund  |  March 31, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	328
Effective Duration	0.5 Yrs
Average Maturity	0.6 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	4.24%
SEC Yield	4.14%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 3.74% and 3.63%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
14%	65%	17%	3%	1%	0%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG ULTRA SHORT INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

12  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Fund Summary
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
PORTFOLIO COMPOSITION
Corporate/Convertible Bonds	50.7%
Asset Backed Securities	15.4%
Bank Loans	0.9%
Common & Preferred Stock	0.4%
U.S. Treasury Securities	5.4%
U.S. Government Agencies	0.1%
Other Fixed Income	16.2%
Other Assets Less Liabilities	10.9%
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	3.67%
SEC Yield	4.20%
FIXED INCOME CREDIT QUALITY *
* Excludes equity securities.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
For purposes of presenting the credit quality information in the above graph, we have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs). Unrated bonds are included in the not rated (NR) category.
TOP TEN INDUSTRY GROUPS
Financial Services	6.5%
Utilities	5.9%
Insurance	4.3%
Software & Services	4.2%
Materials	3.9%
Energy	3.7%
Equity Real Estate Investment Trusts (REITs)	2.3%
Food, Beverage & Tobacco	2.2%
Technology Hardware & Equipment	2.0%
Media & Entertainment	2.0%

THORNBURG STRATEGIC INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879
Class R6	TSRSX	885-216-648
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  13

Schedule of Investments
Thornburg Limited Term U.S. Government Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 22.2%
	United States Treasury Bill,
	4.439% due 5/23/2023	$ 1,100,000	$ 1,092,989
	4.687% due 7/20/2023	5,000,000	4,930,513
	United States Treasury Notes,
	0.125% due 12/15/2023	5,800,000	5,617,844
	2.25% due 12/31/2023	3,100,000	3,043,813
	3.50% due 2/15/2033	3,700,000	3,706,359
	4.375% due 10/31/2024	4,600,000	4,605,211
	United States Treasury Notes Inflationary Index,
	0.125% due 4/15/2027 - 7/15/2031	20,668,910	19,177,260
	0.25% due 1/15/2025	393,987	384,552
	0.50% due 4/15/2024 - 1/15/2028	796,286	776,218
	0.625% due 1/15/2024	390,961	387,694
	0.75% due 7/15/2028	517,720	507,684
	Total U.S. Treasury Securities (Cost $43,952,811)		44,230,137
	U.S. Government Agencies — 7.4%
[a]	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	260,112	252,119
	HNA Group LLC (Guaranty: Export-Import Bank of the United States), 2.291% due 6/30/2027	1,177,826	1,137,369
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	215,784	209,694
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	2.29% due 2/15/2024	52,500	50,387
[a]	2.46% due 12/15/2025	750,000	698,183
[a,b]	5.142% (LIBOR 3 Month + 0.35%) due 4/15/2025	787,500	753,929
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	2.06% due 1/15/2026	1,050,000	1,006,089
[a]	2.512% due 1/15/2026	1,582,500	1,516,810
	Small Business Administration Participation Certificates,
	Series 2005-20H Class 1, 5.11% due 8/1/2025	26,068	25,444
	Series 2007-20D Class 1, 5.32% due 4/1/2027	71,006	69,895
	Series 2007-20F Class 1, 5.71% due 6/1/2027	43,609	43,194
	Series 2007-20I Class 1, 5.56% due 9/1/2027	150,291	148,801
	Series 2007-20K Class 1, 5.51% due 11/1/2027	115,380	114,043
	Series 2008-20G Class 1, 5.87% due 7/1/2028	240,208	240,070
	Series 2011-20G Class 1, 3.74% due 7/1/2031	411,179	394,956
	Series 2011-20K Class 1, 2.87% due 11/1/2031	720,620	676,592
	Series 2014-20H Class 1, 2.88% due 8/1/2034	450,253	422,040
	Series 2015-20B Class 1, 2.46% due 2/1/2035	409,700	376,991
	Series 2015-20G Class 1, 2.88% due 7/1/2035	833,249	781,181
	Series 2015-20I Class 1, 2.82% due 9/1/2035	849,133	792,686
	Series 2017-20I Class 1, 2.59% due 9/1/2037	1,839,712	1,693,961
	Series 2017-20K Class 1, 2.79% due 11/1/2037	913,035	850,861
	Thirax 1 LLC (Guaranty: Export-Import Bank of the United States), 0.968% due 1/14/2033	1,264,625	1,090,740
	Ulani MSN 35940 LLC (Guaranty: Export-Import Bank of the United States), 2.227% due 5/16/2025	937,500	859,969
[a,b]	Washington Aircraft 2 Co DAC (Guaranty: Export-Import Bank of the United States), 5.564% (LIBOR 3 Month + 0.43%) due 6/26/2024	465,145	462,629
	Total U.S. Government Agencies (Cost $15,660,585)		14,668,633
	Mortgage Backed — 64.0%
[b,c]	Federal Agricultural Mortgage Corp. Mtg Trust, Whole Loan Securities Trust CMO, Seies 2021-1 Class A, 2.18% due 1/25/2051	4,367,196	3,540,257
	Federal Home Loan Mtg Corp.,
	3.00% due 4/1/2052	1,659,952	1,488,436
	Pool D98887, 3.50% due 1/1/2032	224,134	218,777
	Pool E09025, 2.50% due 3/1/2028	42,657	41,119
	Pool G13804, 5.00% due 3/1/2025	24,425	24,250
	Pool G15227, 3.50% due 12/1/2029	703,331	689,253
	Pool G16710, 3.00% due 11/1/2030	1,103,858	1,066,078
	Pool J11371, 4.50% due 12/1/2024	23,889	23,643
	Pool J21208, 2.50% due 11/1/2027	796,021	762,883
	Pool J37586, 3.50% due 9/1/2032	170,108	166,151
	Pool RE6097, 2.00% due 5/1/2051	2,167,839	1,741,923
	Pool RE6119, 2.50% due 12/1/2051	1,893,211	1,590,324
14 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Pool SE9046, 3.00% due 12/1/2051	$ 2,242,647	$ 1,988,370
	Pool T61943, 3.50% due 8/1/2045	108,955	101,249
	Pool T65457, 3.00% due 1/1/2048	430,505	386,342
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 3704 Class DC, 4.00% due 11/15/2036	35,713	35,476
	Series 3922 Class PQ, 2.00% due 4/15/2041	92,888	89,083
	Series 4050 Class MV, 3.50% due 8/15/2023	154,305	153,696
[b]	Series 4105 Class FG, 5.084% (LIBOR 1 Month + 0.40%) due 9/15/2042	523,169	512,663
	Series 4120 Class TC, 1.50% due 10/15/2027	427,564	404,223
	Series 4120 Class UE, 2.00% due 10/15/2027	483,964	462,180
	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates, CMBS,
[b]	Series K035 Class A2, 3.458% due 8/25/2023	4,788,735	4,751,718
	Series K037 Class A1, 2.592% due 4/25/2023	1,868	1,868
	Series K042 Class A1, 2.267% due 6/25/2024	737,465	721,364
	Series K043 Class A2, 3.062% due 12/25/2024	1,357,000	1,322,335
[b]	Series K047 Class A2, 3.329% due 5/25/2025	1,250,000	1,219,198
	Series K055 Class A1, 2.263% due 4/25/2025	43,422	42,177
[b]	Series K061 Class A2, 3.347% due 11/25/2026	290,000	280,879
[b]	Series K069 Class A2, 3.187% due 9/25/2027	180,000	172,456
	Series K071 Class A2, 3.286% due 11/25/2027	2,000,000	1,920,756
	Series K072 Class A2, 3.444% due 12/25/2027	120,000	115,965
	Series K073 Class A2, 3.35% due 1/25/2028	3,000,000	2,886,971
	Series K095 Class A2, 2.785% due 6/25/2029	577,000	532,472
	Series K729 Class A2, 3.136% due 10/25/2024	3,500,000	3,420,497
[b]	Series K730 Class A2, 3.59% due 1/25/2025	182,616	179,078
	Series KHG1 Class A3, 3.341% due 12/25/2027	300,000	288,943
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[b]	Series 2017-3 Class HA, 3.25% due 7/25/2056	969,257	919,059
[b]	Series 2017-4 Class HT, 3.25% due 6/25/2057	2,763,893	2,543,360
	Series 2017-4 Class MT, 3.50% due 6/25/2057	618,303	577,800
[b]	Series 2018-1 Class HA, 3.00% due 5/25/2057	1,245,022	1,167,264
[b]	Series 2018-2 Class HA, 3.00% due 11/25/2057	698,525	658,866
	Series 2018-3 Class HA, 3.00% due 8/25/2057	930,765	875,128
[b]	Series 2018-3 Class MA, 3.50% due 8/25/2057	1,046,961	1,005,524
	Series 2018-4 Class HA, 3.00% due 3/25/2058	1,151,682	1,080,826
	Series 2018-4 Class MA, 3.50% due 3/25/2058	802,880	770,272
	Series 2019-1 Class MA, 3.50% due 7/25/2058	2,242,190	2,143,166
	Series 2019-2 Class MA, 3.50% due 8/25/2058	1,975,735	1,884,985
	Series 2019-3 Class MA, 3.50% due 10/25/2058	795,976	761,337
	Series 2019-4 Class MA, 3.00% due 2/25/2059	1,175,254	1,102,629
	Series 2020-1 Class MA, 2.50% due 8/25/2059	1,770,092	1,633,166
	Series 2020-2 Class A1C, 2.00% due 9/25/2030	2,097,103	1,896,076
	Series 2020-2 Class A1D, 1.75% due 9/25/2030	2,097,103	1,878,088
	Series 2020-2 Class MA, 2.00% due 11/25/2059	1,728,782	1,565,769
	Series 2020-3 Class MA, 2.00% due 5/25/2060	563,835	509,092
	Series 2020-3 Class MT, 2.00% due 5/25/2060	672,876	566,306
	Series 2022-1 Class MTU, 3.25% due 11/25/2061	1,076,943	968,835
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RA6808 3.00% due 2/1/2052	2,295,223	2,062,599
	Pool RC1280, 3.00% due 3/1/2035	525,782	500,564
	Pool RC1826, 2.00% due 2/1/2036	1,460,897	1,323,670
	Pool RD5043, 2.00% due 12/1/2030	2,153,970	1,994,738
	Pool SB8010, 2.50% due 10/1/2034	612,861	571,318
	Pool SB8030, 2.00% due 12/1/2034	915,577	829,756
	Pool SD1669, 2.50% due 1/1/2052	2,434,167	2,097,959
	Pool ZS4730, 3.50% due 8/1/2047	833,781	785,139
	Pool ZS7299, 3.00% due 10/1/2030	566,695	546,789
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2015-SC02 Class 2A, 3.50% due 9/25/2045	202,507	185,207
	Series 2016-SC01 Class 1A, 3.00% due 7/25/2046	807,042	715,525
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	257,042	235,065
	Series 2016-SC02 Class 2A, 3.50% due 10/25/2046	169,460	154,496
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	1,469,140	1,301,533
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 15

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series 2017-SC01 Class 2A, 3.50% due 12/25/2046	$ 505,929	$ 458,608
	Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	321,218	285,779
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	161,393	145,392
	Federal National Mtg Assoc.,
[b]	Pool 895572, 4.07% (LIBOR 12 Month + 1.82%) due 6/1/2036	66,755	67,771
	Pool BF0130, 3.50% due 8/1/2056	346,468	327,264
	Pool BF0144, 3.50% due 10/1/2056	494,468	467,061
	Pool BM6983, 3.00% due 3/1/2052	1,968,738	1,760,799
	Federal National Mtg Assoc., CMBS,
[b]	Series 2015-SB5 Class A10, 3.15% due 9/25/2035	298,328	290,363
[b]	Series 2018-SB47 Class A5H, 5.369% (LIBOR 1 Month + 0.70%) due 1/25/2038	407,674	403,700
	Federal National Mtg Assoc., CMO REMIC,
[b]	Series 2009-17 Class AH, 0.574% due 3/25/2039	196,458	161,438
	Series 2011-70 Class CA, 3.00% due 8/25/2026	719,254	697,898
[b]	Series 2013-81 Class FW, 5.145% (LIBOR 1 Month + 0.30%) due 1/25/2043	911,000	891,858
[b]	Series 2013-92 Class FA, 5.395% (LIBOR 1 Month + 0.55%) due 9/25/2043	635,864	624,332
	Federal National Mtg Assoc., UMBS Collateral,
	Pool AE0704, 4.00% due 1/1/2026	305,151	300,063
	Pool AJ1752, 3.50% due 9/1/2026	361,258	352,548
	Pool AK6768, 3.00% due 3/1/2027	477,883	462,151
	Pool AL6582, 3.50% due 4/1/2030	446,988	437,630
	Pool AL7801, 2.50% due 11/1/2030	1,658,136	1,567,920
	Pool AL9445, 3.00% due 7/1/2031	12,841	12,390
	Pool AL9821, 2.50% due 1/1/2032	1,972,466	1,857,821
	Pool AS9749, 4.00% due 6/1/2047	321,592	312,435
	Pool AU2669, 2.50% due 10/1/2028	516,537	497,438
	Pool AZ3778, 3.00% due 4/1/2030	1,070,122	1,033,013
	Pool BM4153, 3.00% due 6/1/2033	1,267,331	1,213,723
	Pool BM4864, 3.50% due 5/1/2033	826,155	808,012
	Pool BP9589, 2.50% due 8/1/2035	1,856,800	1,727,020
	Pool CA0942, 2.50% due 12/1/2032	830,222	774,525
	Pool CA4102, 3.50% due 8/1/2029	683,862	665,807
	Pool CA5271, 2.50% due 3/1/2035	1,113,169	1,037,734
	Pool CA5282, 3.00% due 3/1/2035	2,412,636	2,296,893
	Pool CA6862, 2.00% due 9/1/2035	1,365,869	1,238,827
	Pool CA7470, 2.00% due 10/1/2035	2,420,830	2,195,664
	Pool CA7535, 1.50% due 10/1/2030	2,521,974	2,301,586
	Pool CA7891, 1.50% due 11/1/2035	1,406,020	1,246,197
	Pool FM1523, 2.50% due 8/1/2029	668,929	635,917
	Pool FM2831, 2.50% due 5/1/2032	1,465,461	1,380,284
	Pool FM3494, 2.50% due 4/1/2048	1,191,727	1,049,080
	Pool FM5458, 1.50% due 12/1/2035	1,335,590	1,179,515
	Pool FS0898, 3.00% due 2/1/2052	5,102,662	4,578,113
	Pool FS0916, 3.00% due 3/1/2052	2,797,667	2,509,358
	Pool MA2353, 3.00% due 8/1/2035	669,726	632,747
	Pool MA3465, 4.00% due 9/1/2038	374,329	370,898
	Pool MA3557, 4.00% due 1/1/2029	494,671	489,731
	Pool MA3681, 3.00% due 6/1/2034	344,128	327,619
	Pool MA3826, 3.00% due 11/1/2029	744,143	710,822
	Pool MA3896, 2.50% due 1/1/2035	100,968	94,126
	Pool MA3953, 2.50% due 3/1/2030	416,644	394,148
	Pool MA4148, 2.00% due 10/1/2030	513,435	475,448
	Pool MA4390, 2.00% due 7/1/2031	3,608,674	3,339,445
	Pool MA4579, 3.00% due 4/1/2052	2,370,732	2,125,860
	Pool MA4598, 2.50% due 5/1/2052	1,200,373	1,034,142
	Government National Mtg Assoc.,
[b]	Pool 751392, 5.00% due 2/20/2061	170,597	169,486
[b]	Pool 894205, 2.625% (H15T1Y + 1.50%) due 8/20/2039	182,428	177,286
[b]	Pool MA0100, 2.875% (H15T1Y + 1.50%) due 5/20/2042	173,534	172,625
	Pool MA0907, 2.00% due 4/20/2028	517,901	489,371
	Government National Mtg Assoc., CMBS, Series 2022-147 Class B, 2.20% due 10/16/2063	1,250,000	998,927
	Government National Mtg Assoc., CMO,
	Series 2016-32 Class LJ, 2.50% due 12/20/2040	141,497	140,329
16 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series 2016-H04 Class HA, 2.25% due 7/20/2065	$ 1,774,589	$ 1,711,809
	Series 2017-186 Class VA, 3.00% due 2/20/2031	1,956,497	1,904,139
	Total Mortgage Backed (Cost $137,127,794)		127,167,844
	Asset Backed Securities — 0.5%
	Other Asset Backed — 0.5%
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	993,304	935,983
			935,983
	Total Asset Backed Securities (Cost $993,304)		935,983
	Corporate Bonds — 1.7%
	Utilities — 1.7%
	Electric Utilities — 1.7%
[c]	Caledonia Generating LLC, 1.95% due 2/28/2034	3,901,598	3,368,815
			3,368,815
	Total Corporate Bonds (Cost $3,784,134)		3,368,815
	Short-Term Investments — 4.2%
	Federal Home Loan Mortgage Corp. Discount Notes, due 4/3/2023	2,437,000	2,437,000
	United States Treasury Bill
	3.955% due 4/20/2023	1,000,000	997,947
	3.96% due 4/18/2023	1,000,000	998,161
	4.486% due 4/13/2023	1,000,000	998,528
	4.667% due 4/6/2023	1,000,000	999,361
	4.671% due 4/4/2023	1,000,000	999,617
	United States Treasury Notes, 0.25% due 4/15/2023	1,000,000	998,312
	Total Short-Term Investments (Cost $8,428,398)		8,428,926
	Total Investments — 100.0% (Cost $209,947,026)		$198,800,338
	Other Assets Less Liabilities — 0.0%		148
	Net Assets — 100.0%		$198,800,486

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2023.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $6,909,072, representing 3.48% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
DAC	Designated Activity Company
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
UMBS	Uniform Mortgage Backed Securities
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 17

Schedule of Investments
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 10.6%
	United States Treasury Notes,
	0.125% due 1/15/2024	$ 50,000,000	$ 48,230,469
	2.50% due 2/28/2026	52,700,000	50,773,156
	2.875% due 5/15/2032	110,098,000	104,782,331
	4.375% due 10/31/2024	19,520,000	19,542,112
	United States Treasury Notes Inflationary Index,
	0.125% due 4/15/2027 - 7/15/2031	325,158,204	304,038,833
	0.25% due 1/15/2025	21,181,872	20,674,576
	0.50% due 4/15/2024 - 1/15/2028	28,767,010	28,042,053
	0.625% due 1/15/2024 - 7/15/2032	124,984,767	119,906,867
	0.75% due 7/15/2028	87,156,606	85,467,138
	Total U.S. Treasury Securities (Cost $765,702,515)		781,457,535
	U.S. Government Agencies — 0.4%
	ALEX Alpha LLC (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	652,173	635,366
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a,b]	5.142% (LIBOR 3 Month + 0.35%) due 4/15/2025	2,331,000	2,231,629
[b]	6.50% due 1/23/2029	10,007,000	8,601,817
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[b]	2.06% due 1/15/2026	450,000	431,181
[b]	2.512% due 1/15/2026	1,950,000	1,869,055
	Santa Rosa Leasing LLC (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	499,178	489,629
	Small Business Administration Participation Certificates,
	Series 2008-20D Class 1, 5.37% due 4/1/2028	306,676	303,358
	Series 2009-20E Class 1, 4.43% due 5/1/2029	174,987	170,163
	Series 2009-20K Class 1, 4.09% due 11/1/2029	1,347,063	1,300,295
	Series 2011-20E Class 1, 3.79% due 5/1/2031	1,703,390	1,637,819
	Series 2011-20F Class 1, 3.67% due 6/1/2031	316,217	303,190
	Series 2011-20G Class 1, 3.74% due 7/1/2031	1,644,716	1,579,825
	Series 2011-20I Class 1, 2.85% due 9/1/2031	3,103,583	2,909,106
	Series 2011-20K Class 1, 2.87% due 11/1/2031	2,805,014	2,633,636
	Series 2012-20D Class 1, 2.67% due 4/1/2032	2,356,282	2,200,405
	Series 2012-20J Class 1, 2.18% due 10/1/2032	2,091,998	1,926,241
	Series 2012-20K Class 1, 2.09% due 11/1/2032	1,410,574	1,299,008
	Total U.S. Government Agencies (Cost $33,455,664)		30,521,723
	Other Government — 0.2%
[b,c]	Bermuda Government International Bond, 2.375% due 8/20/2030	6,800,000	5,811,688
	Carpintero Finance Ltd. (Guaranty: Export Credits Guarantee Department),
[b,c]	2.004% due 9/18/2024	1,964,873	1,909,660
[b,c]	2.581% due 11/11/2024	2,160,383	2,115,061
[b,c]	Finance Department Government of Sharjah, 6.50% due 11/23/2032	3,828,000	3,902,531
[b,c]	Khadrawy Ltd. (Guaranty: Export Credits Guarantee Department), 2.471% due 3/31/2025	1,336,977	1,301,494
[b]	Sharjah Sukuk Program Ltd., 4.226% due 3/14/2028	2,000,000	1,902,860
	Total Other Government (Cost $18,188,581)		16,943,294
	Mortgage Backed — 20.8%
[a,c]	Angel Oak Mortgage Trust LLC, Whole Loan Securities Trust CMO, Series 2020-2 Class A3, 5.00% due 1/26/2065	5,194,550	4,940,487
	Angel Oak Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2023-1 Class A1, 4.75% due 9/26/2067	14,804,935	14,406,365
[a,c]	Series 2023-2 Class A1, 4.65% due 10/25/2067	12,967,892	12,430,151
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	4,632,157	4,408,989
[a,c]	Series 2019-1 Class A3, 4.208% due 1/25/2049	2,423,997	2,281,082
[a,c]	Series 2019-2 Class A1, 3.347% due 4/25/2049	2,030,163	1,908,944
[a,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	4,752,252	4,346,777
[c]	Series 2020-1 Class A2, 2.927% due 3/25/2055	6,518,000	5,469,477
[c]	Series 2020-1 Class A3, 3.328% due 3/25/2055	4,500,000	3,663,932
[c]	Series 2020-1 Class M1, 4.277% due 3/25/2055	3,189,000	2,572,649
18 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[a,c]	Series 2021-1R Class A1, 1.175% due 10/25/2048	$ 9,714,097	$ 7,860,306
[c]	Series 2022-1 Class M1, 3.65% due 12/25/2056	7,338,000	4,754,138
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	829,138	809,314
[a,c]	Bunker Hill Loan Depositary Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class A3, 3.253% due 2/25/2055	3,285,000	2,962,105
	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO,
[a,c]	Series 2016-SH1 Class M3, 3.75% due 4/25/2045	2,030,478	1,817,665
[a,c]	Series 2016-SH2 Class M3, 3.75% due 12/25/2045	2,473,236	2,234,634
	CHNGE Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2022-1 Class A1, 3.007% due 1/25/2067	15,652,070	13,992,741
[a,c]	Series 2022-2 Class M1, 4.609% due 3/25/2067	14,163,000	11,824,907
[a,c]	Series 2023-1 Class A1, 7.065% due 3/25/2058	9,644,739	9,612,133
[a,c]	CIM Trust, Whole Loan Securities Trust CMO, Series 2018-INV1 Class A4, 4.00% due 8/25/2048	802,397	744,928
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[a]	Series 2004-HYB2 Class B1, 4.31% due 3/25/2034	51,026	45,629
[a,c]	Series 2014-A Class A, 4.00% due 1/25/2035	543,602	515,747
[a,c]	Series 2014-J1 Class B4, 3.637% due 6/25/2044	1,489,969	1,274,769
[a,c]	Series 2019-E Class A1, 6.228% due 11/25/2070	6,534,476	6,521,324
[a,c]	Series 2021-J2 Class A7A, 2.50% due 7/25/2051	24,001,866	20,769,885
	CSMC Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2013-HYB1 Class B3, 5.907% due 4/25/2043	260,882	258,397
[a,c]	Series 2021-AFC1 Class-A1, 0.83% due 3/25/2056	9,395,506	7,301,781
[a,c]	Series 2021-NQM3 Class A1, 1.015% due 4/25/2066	12,174,476	9,880,527
[a,c]	Series 2021-NQM8 Class-A1, 1.841% due 10/25/2066	16,540,429	13,772,786
[a,c]	Series 2022-ATH2 Class A1, 4.547% due 5/25/2067	12,585,174	12,293,194
[a,c]	Deephaven Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2021-1 Class A1, 0.715% due 5/25/2065	3,727,800	3,366,044
	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-2 Class A1, 2.739% due 11/25/2059	3,694,966	3,439,130
[a,c]	Series 2021-2 Class A1, 0.931% due 6/25/2066	11,075,062	9,092,574
[a,c]	Series 2022-1 Class A1, 2.206% due 1/25/2067	19,302,914	16,088,581
	Federal Home Loan Mtg Corp.,
	Pool D98887, 3.50% due 1/1/2032	750,287	732,354
	Pool G16710, 3.00% due 11/1/2030	299,410	289,163
	Pool RE6097, 2.00% due 5/1/2051	27,418,825	22,031,840
	Pool SE9046, 3.00% due 12/1/2051	24,099,636	21,367,160
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 3195 Class PD, 6.50% due 7/15/2036	214,334	223,943
	Series 3919 Class VB, 4.00% due 8/15/2024	62,970	62,439
	Series 3922 Class PQ, 2.00% due 4/15/2041	139,331	133,624
	Series 4050 Class MV, 3.50% due 8/15/2023	176,298	175,603
	Series 4120 Class TC, 1.50% due 10/15/2027	555,196	524,887
	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates, CMBS, Series K071 Class A2, 3.286% due 11/25/2027	4,420,000	4,244,870
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[a]	Series 2017-1 Class HA, 3.00% due 1/25/2056	4,609,760	4,344,539
[a]	Series 2017-3 Class HA, 3.25% due 7/25/2056	8,088,647	7,669,731
[a]	Series 2017-4 Class HT, 3.25% due 6/25/2057	7,408,884	6,817,724
[a]	Series 2018-1 Class HA, 3.00% due 5/25/2057	4,948,964	4,639,874
[a]	Series 2018-2 Class HA, 3.00% due 11/25/2057	11,176,393	10,541,850
	Series 2018-3 Class HA, 3.00% due 8/25/2057	13,403,014	12,601,846
[a]	Series 2018-3 Class MA, 3.50% due 8/25/2057	8,861,073	8,510,372
	Series 2018-4 Class HA, 3.00% due 3/25/2058	11,326,540	10,629,694
	Series 2019-1 Class MA, 3.50% due 7/25/2058	22,589,048	21,591,419
	Series 2019-2 Class MA, 3.50% due 8/25/2058	23,666,930	22,579,844
	Series 2019-3 Class MA, 3.50% due 10/25/2058	11,235,996	10,747,032
	Series 2019-4 Class MA, 3.00% due 2/25/2059	18,132,119	17,011,650
	Series 2020-1 Class MA, 2.50% due 8/25/2059	3,042,043	2,806,725
	Series 2020-2 Class A1C, 2.00% due 9/25/2030	24,439,695	22,096,923
	Series 2020-2 Class A1D, 1.75% due 9/25/2030	32,858,607	29,426,963
	Series 2020-2 Class MA, 2.00% due 11/25/2059	22,840,881	20,687,130
	Series 2020-3 Class MA, 2.00% due 5/25/2060	12,973,845	11,714,212
	Series 2020-3 Class MT, 2.00% due 5/25/2060	3,895,955	3,278,910
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RA6808 3.00% due 2/1/2052	12,683,404	11,397,924
	Pool SD1374, 3.00% due 3/1/2052	14,763,204	13,239,911
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 19

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Pool SD1588, 5.00% due 9/1/2052	$ 9,725,659	$ 9,805,607
	Pool SD1626, 5.00% due 10/1/2052	14,688,791	14,833,475
	Pool SD1669, 2.50% due 1/1/2052	26,858,214	23,148,553
	Pool SD8205 2.50% due 4/1/2052	26,025,628	22,419,656
	Pool SD8219, 2.50% due 6/1/2052	25,172,759	21,718,448
	Federal Home Loan Mtg Corp., UMBS Collateral , Pool RA7373, 3.00% due 5/1/2052	5,872,215	5,267,530
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	985,329	901,084
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	8,872,379	7,860,174
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	615,311	554,308
	Federal National Mtg Assoc., Pool BM7067, 2.50% due 6/1/2051	3,547,522	2,994,281
	Federal National Mtg Assoc., CMO REMIC,
	Series 2007-42 Class PA, 5.50% due 4/25/2037	3,923	3,906
[a]	Series 2009-17 Class AH, 0.574% due 3/25/2039	327,431	269,064
	Series 2012-129 Class LA, 3.50% due 12/25/2042	1,302,241	1,229,213
[a]	Series 2013-81 Class FW, 5.145% (LIBOR 1 Month + 0.30%) due 1/25/2043	3,310,088	3,240,539
	Federal National Mtg Assoc., UMBS Collateral,
	Pool AE0704, 4.00% due 1/1/2026	793,691	780,457
	Pool AS9749, 4.00% due 6/1/2047	9,234	8,971
	Pool BM4324, 3.50% due 7/1/2033	2,651,001	2,586,900
	Pool BP9550, 2.50% due 7/1/2035	8,803	8,188
	Pool BP9589, 2.50% due 8/1/2035	749,783	697,378
	Pool BW8669, 5.00% due 9/1/2052	9,100,130	9,087,471
	Pool CB1810, 3.00% due 10/1/2051	14,218,416	12,751,171
	Pool CB3880, 5.00% due 6/1/2052	5,704,093	5,750,986
	Pool FS0898, 3.00% due 2/1/2052	33,227,606	29,811,841
	Pool MA3465, 4.00% due 9/1/2038	3,356,982	3,326,216
	Pool MA3953, 2.50% due 3/1/2030	2,799,845	2,648,672
	Pool MA4390, 2.00% due 7/1/2031	1,335,209	1,235,595
	Pool MA4493 2.50% due 12/1/2051	20,584,218	17,760,107
	Pool MA4579, 3.00% due 4/1/2052	29,586,734	26,530,735
	Pool MA4599, 3.00% due 5/1/2052	17,831,549	15,986,275
[a,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	1,624,222	1,460,762
	GCAT Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-NQM3 Class A1, 2.686% due 11/25/2059	4,305,864	4,007,714
[a,c]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	11,030,529	10,368,728
[a,c]	Series 2021-CM2 Class A1, 2.352% due 8/25/2066	22,589,124	20,446,293
[a,c]	Series 2021-NQM4 Class A1, 1.093% due 8/25/2066	13,486,442	10,463,009
	Government National Mtg Assoc., CMO, Series 2016-32 Class LJ, 2.50% due 12/20/2040	557,242	552,641
	GS Mortgage-Backed Securities Corp. Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2020-PJ2 Class B3, 3.571% due 7/25/2050	5,161,995	4,252,251
[a]	Series 2023-CCM1 Class A1, 6.65% due 8/25/2053	14,895,696	15,101,482
[a,c]	Homeward Opportunities Fund Trust, Whole Loan Securities Trust CMO, Series 2022-1 A Class A1, 5.082% due 7/25/2067	5,704,048	5,662,844
	Imperial Fund Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2021-NQM3 Class A1, 1.595% due 11/25/2056	17,019,811	14,309,444
[a,c]	Series 2021-NQM4 Class A1, 2.091% due 1/25/2057	22,473,554	18,944,505
[a,c]	Series 2022- NQM1 Class A1, 2.493% due 2/25/2067	39,293,361	34,081,990
[a,c]	Series 2022-NQM2 Class A1, 3.638% due 3/25/2067	23,125,940	21,204,010
[a,c]	Series 2022-NQM4 Class A, 4.767% due 6/25/2067	28,834,332	28,423,671
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2014-IVR3 Class B4, 3.792% due 9/25/2044	1,940,616	1,861,966
[a,c]	Series 2018-3 Class B2, 3.711% due 9/25/2048	2,462,432	2,202,849
[a,c]	Series 2018-6 Class B2, 3.893% due 12/25/2048	1,006,594	894,993
[a,c]	Series 2019-5 Class B3, 4.482% due 11/25/2049	7,989,314	7,282,824
[a,c]	Series 2019-HYB1 Class B3, 4.483% due 10/25/2049	5,585,706	5,101,641
[a,c]	Series 2019-INV2 Class B3A, 3.749% due 2/25/2050	9,251,369	7,558,551
[a,c]	Series 2021-LTV2 Class A1, 2.52% due 5/25/2052	37,525,014	30,157,508
[a,c]	Series 2022- LTV1 Class A1, 3.25% due 7/25/2052	13,673,266	11,463,918
[a,c]	Series 2022-2 Class A6A, 2.50% due 8/25/2052	33,280,431	29,954,204
[a,c]	Series 2022-DSC1 Class A1, 4.75% due 1/25/2063	9,442,731	9,069,861
[a]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 3.533% due 8/25/2034	139,209	126,812
[a,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	1,329,825	1,288,657
20 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	MFA Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2020-NQM3 Class A1, 1.014% due 1/26/2065	$ 3,436,082	$ 3,051,099
[a,c]	Series 2021-AEI1 Class A4, 2.50% due 8/25/2051	16,782,518	14,502,785
[a,c]	Series 2021-INV1 Class A1, 0.852% due 1/25/2056	4,603,124	4,082,334
[a,c]	Series 2021-INV2 Class A1, 1.906% due 11/25/2056	24,669,304	20,567,635
[a,c]	Series 2022-INV1 Class A3, 4.25% due 4/25/2066	4,995,000	3,923,857
[a,c]	Series 2022-NQM1 Class A3, 4.20% due 12/25/2066	13,129,000	10,746,185
[a,c]	MFRA Trust, Whole Loan Securities Trust CMO, Series 2022-CHM1 Class A1, 3.875% due 9/25/2056	20,278,226	19,079,919
[a,c]	Mill City Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2023-NQM1 Class A1, 6.05% due 10/25/2067	14,702,697	14,554,686
	Morgan Stanley Bank of America Merrill Lynch Trust, CMBS, Series 2015-C22 Class A4, 3.306% due 4/15/2048	1,100,000	1,048,638
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2017-2A Class A3, 4.00% due 3/25/2057	3,141,911	2,965,529
[a,c]	Series 2017-3A Class A1, 4.00% due 4/25/2057	3,837,457	3,665,158
[a,c]	Series 2017-4A Class A1, 4.00% due 5/25/2057	4,165,414	3,866,247
[a,c]	Series 2017-5A Class A1, 6.345% (LIBOR 1 Month + 1.50%) due 6/25/2057	305,968	298,178
[a,c]	Series 2017-6A Class A1, 4.00% due 8/27/2057	1,870,173	1,751,550
[a,c]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	2,248,648	2,128,655
[a,c]	Series 2018-2A Class A1, 4.50% due 2/25/2058	3,998,996	3,833,919
[a,c]	Series 2018-RPL1 Class A1, 3.50% due 12/25/2057	2,287,082	2,154,091
[a,c]	Series 2022-NQM3 Class A1, 3.90% due 4/25/2062	41,708,435	37,733,248
[a,c]	OBX Trust, Whole Loan Securities Trust CMO, Series 2021-NQM2 Class A1, 1.101% due 5/25/2061	18,863,624	14,475,226
[a,c]	Onslow Bay Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-NQM4 Class A1, 1.957% due 10/25/2061	48,004,158	39,081,097
	PRKCM Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2021-AFC1 Class A1, 1.51% due 8/25/2056	31,185,572	24,505,654
[a,c]	Series 2021-AFC2 Class A1, 2.071% due 11/25/2056	17,400,517	14,374,152
[a,c]	PRPM Trust, Whole Loan Securities Trust CMO, Series 2022-INV1 Class A1, 4.40% due 4/25/2067	33,536,837	32,381,320
	RAMP Trust, Whole Loan Securities Trust CMO, Series 2003-SL1 Class A31, 7.125% due 4/25/2031	313,411	313,411
[a,c]	Rate Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-J1 Class A9, 2.50% due 1/25/2052	51,672,047	44,583,382
[a,c]	RCKT Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B3, 3.47% due 2/25/2050	3,116,952	2,655,823
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO,
	Series 2019-2 Class A1C, 2.75% due 9/25/2029	16,196,849	14,976,012
	Series 2019-3 Class A1C, 2.75% due 11/25/2029	2,732,227	2,539,917
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[a]	Series 2013-6 Class B4, 3.515% due 5/25/2043	716,584	500,235
[a]	Series 2013-7 Class B4, 3.502% due 6/25/2043	489,808	378,342
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-3 Class A1, 2.703% due 9/25/2059	460,897	445,480
[a,c]	Series 2019-3 Class A3, 3.082% due 9/25/2059	800,926	772,825
[a,c]	Series 2020-2 Class A1, 1.381% due 5/25/2065	10,700,587	9,638,395
[a,c]	Series 2020-2 Class A2, 1.587% due 5/25/2065	2,079,118	1,845,597
[a,c]	Series 2020-2 Class A3, 1.895% due 5/25/2065	709,833	627,289
[a,c]	Series 2021-2 Class A1, 1.737% due 12/25/2061	15,618,575	12,763,378
[a,c]	Shellpoint Asset Funding Trust, Whole Loan Securities Trust CMO, Series 2013-1 Class A1, 3.75% due 7/25/2043	906,069	846,310
[a,c]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2021-5 Class A1, 1.92% due 9/25/2066	43,628,640	35,522,370
[a]	Structured Asset Securities Corp., Mortgage Pass-Through Certificates, Whole Loan Securities Trust CMO, Series 2003-9A Class 2A2, 5.501% due 3/25/2033	305,714	289,558
	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	850,320	833,514
[a,c]	Series 2017-1 Class A1, 2.75% due 10/25/2056	391,093	383,567
[a,c]	Series 2018-1 Class A1, 3.00% due 1/25/2058	335,037	324,693
[a,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	14,438,018	13,834,984
[a,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	8,731,094	8,489,632
[a,c]	TRK Trust, Whole Loan Securities Trust CMO, Series 2022-INV2 Class A1, 4.35% due 6/25/2057	25,262,723	24,135,637
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2020-1 Class M1, 3.021% due 1/25/2060	5,000,000	4,110,894
[a,c]	Series 2020-2 Class M1, 5.36% due 5/25/2060	3,275,000	3,094,955
[a,c]	Series 2021-R1 Class A1, 0.82% due 10/25/2063	7,087,379	6,472,593
[a,c]	Vista Point Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1, 1.475% due 4/25/2065	4,831,356	4,407,517
[a,c]	WinWater Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2015-3 Class B4, 3.844% due 3/20/2045	1,131,600	1,032,300
	Total Mortgage Backed (Cost $1,680,323,171)		1,529,831,949
	Asset Backed Securities — 16.6%
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 21

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Auto Receivables — 1.5%
	ACC Auto Trust,
[c]	Series 2021-A Class A, 1.08% due 4/15/2027	$ 2,189,981	$ 2,172,799
[c]	Series 2022-A Class A, 4.58% due 7/15/2026	7,422,544	7,298,324
[c]	ACC Trust, Series 2022-1 Class A, 1.19% due 9/20/2024	2,496,743	2,476,785
[c]	ACM Auto Trust, Series 2023-1A Class A, 6.61% due 1/22/2030	4,628,393	4,630,167
	American Credit Acceptance Receivables Trust,
[c]	Series 2020-2 Class C, 3.88% due 4/13/2026	4,414,311	4,386,680
[c]	Series 2020-2 Class D, 5.65% due 5/13/2026	4,250,000	4,238,048
	Arivo Acceptance Auto Loan Receivables Trust,
[c]	Series 2019-1 Class B, 3.37% due 6/15/2025	2,350,959	2,333,502
[c]	Series 2021-1A Class A, 1.19% due 1/15/2027	2,482,297	2,406,499
[c]	Avid Automobile Receivables Trust, Series 2023-1 Class A, 6.63% due 7/15/2026	8,746,634	8,783,513
[c]	Carvana Auto Receivables Trust, Series 2019-1A Class D, 3.88% due 10/15/2024	246,545	246,416
[c]	Credito Real USA Auto Receivables Trust, Series 2021-1A Class A, 1.35% due 2/16/2027	2,261,566	2,222,089
[c]	DT Auto Owner Trust, Series 2019-4A Class D, 2.85% due 7/15/2025	5,970,300	5,884,233
[c]	Exeter Automobile Receivables Trust, Series 2019-3A Class D, 3.11% due 8/15/2025	1,057,717	1,044,723
	FHF Trust,
[c]	Series 2021-1A Class A, 1.27% due 3/15/2027	8,245,106	7,867,178
[c]	Series 2021-2A Class A, 0.83% due 12/15/2026	6,613,212	6,301,453
[c]	Flagship Credit Auto Trust, Series 2019-2 Class D, 3.53% due 5/15/2025	3,500,000	3,441,704
	Lendbuzz Securitization Trust,
[c]	Series 2021-1A Class A, 1.46% due 6/15/2026	13,127,203	12,535,394
[c]	Series 2022-1A Class A, 4.22% due 5/17/2027	9,865,678	9,542,662
[c]	Octane Receivables Trust, Series 2020-1A Class A, 1.71% due 2/20/2025	1,409,852	1,399,189
[b,c]	Oscar US Funding Trust IX LLC, Series 2018-2A Class A4, 3.63% due 9/10/2025	151,571	151,254
[b,c]	Oscar US Funding XII LLC, Series 2021-1A Class A3, 0.70% due 4/10/2025	15,933,600	15,575,214
[c]	Tricolor Auto Securitization Trust, Series 2023-1A Class A, 6.48% due 8/17/2026	5,942,022	5,941,980
[c]	Veros Auto Receivables Trust, Series 2021-1 Class A, 0.92% due 10/15/2026	1,893,340	1,870,126
			112,749,932
	Credit Card — 1.3%
[c]	Avant Credit Card Master Trust, Series 2021-1A Class A, 1.37% due 4/15/2027	11,900,000	11,072,430
[c]	Continental Credit Card ABS LLC, Series 2019-1A Class A, 3.83% due 8/15/2026	4,590,056	4,568,817
[c]	Continental Finance Credit Card ABS Master Trust, Series 2020-1A Class A, 2.24% due 12/15/2028	17,500,000	16,690,829
	Mercury Financial Credit Card Master Trust,
[c]	Series 2022-1A Class A, 2.50% due 9/21/2026	32,350,000	30,357,926
[c]	Series 2023-1A Class A, 8.04% due 9/20/2027	14,600,000	14,605,189
[c]	Mission Lane Credit Card Master Trust, Series 2021-A Class A, 1.59% due 9/15/2026	21,455,000	20,838,540
			98,133,731
	Other Asset Backed — 10.7%
[c]	Affirm Asset Securitization Trust, Series 2020-Z1 Class A, 3.46% due 10/15/2024	808,195	804,446
[c]	AFG ABS I LLC, Series 2023-1 Class A2, 6.30% due 9/16/2030	10,000,000	10,064,798
[c]	Amur Equipment Finance Receivables X LLC, Series 2022-1A Class A2, 1.64% due 10/20/2027	26,595,858	25,458,475
	Aqua Finance Trust,
[c]	Series 2020-AA Class A, 1.90% due 7/17/2046	20,312,554	18,723,547
[c]	Series 2020-AA Class C, 3.97% due 7/17/2046	6,300,000	5,304,807
[c]	Series 2021-A Class A, 1.54% due 7/17/2046	12,829,791	11,577,540
[a,b,c]	Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1 Class A, 6.008% (SOFR30A + 1.45%) due 1/15/2037	37,350,000	36,680,796
[c]	Bankers Healthcare Group Securitization Trust, Series 2020-A Class A, 2.56% due 9/17/2031	1,611,008	1,578,729
	BHG Securitization Trust,
[c]	Series 2021-B Class A, 0.90% due 10/17/2034	7,533,558	7,151,895
[c]	Series 2022-A Class A, 1.71% due 2/20/2035	23,676,167	22,634,627
[c]	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	1,005,440	967,842
[c]	CFG Investments Ltd., Series 2021-1 Class A, 4.70% due 5/20/2032	6,000,000	5,814,580
[c]	CFMT Issuer Trust, Series 2021-GRN1 Class A, 1.10% due 3/20/2041	4,965,621	4,581,512
[c]	CP EF Asset Securitization I LLC, Series 2022-1A Class A, 5.96% due 4/15/2030	10,853,657	10,735,940
[c]	Crossroads Asset Trust, Series 2021-A Class A2, 0.82% due 3/20/2024	62,137	62,011
	Dext ABS LLC,
[c]	Series 2020-1 Class A, 1.46% due 2/16/2027	3,547,117	3,518,869
[c]	Series 2021-1 Class A, 1.12% due 2/15/2028	8,897,018	8,549,071
[c]	Diamond Infrastructure Funding LLC, Series 2021-1A Class A, 1.76% due 4/15/2049	36,000,000	30,809,466
[c]	Diamond Issuer, Series 2021-1A Class A, 2.305% due 11/20/2051	27,894,000	24,073,521
22 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[c]	Diamond Resorts Owner Trust, Series 2019-1A Class A, 2.89% due 2/20/2032	$ 4,325,232	$ 4,166,872
[b,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	3,362,895	2,223,896
	Entergy New Orleans Storm Recovery Funding I LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	2,851,725	2,782,127
[c]	ExteNet LLC, Series 2019-1A Class A2, 3.204% due 7/26/2049	9,855,000	9,375,889
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	17,879,467	16,847,695
	Foundation Finance Trust,
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	4,129,477	4,049,978
[c]	Series 2020-1A Class A, 3.54% due 7/16/2040	5,166,833	4,996,947
[c]	Series 2020-1A Class B, 4.62% due 7/16/2040	3,000,000	2,827,480
[c]	Series 2021-1A Class A, 1.27% due 5/15/2041	16,578,954	14,999,659
[c]	Series 2021-2A Class A, 2.19% due 1/15/2042	11,838,730	11,070,331
	FREED ABS Trust,
[c]	Series 2019-2 Class C, 4.86% due 11/18/2026	1,719,825	1,718,532
[c]	Series 2022-3FP Class A, 4.50% due 8/20/2029	2,140,354	2,136,905
	Goldman Home Improvement Trust Issuer Trust,
[c]	Series 2021-GRN2 Class A, 1.15% due 6/25/2051	14,265,031	13,132,452
[c]	Series 2022-GRN1 Class A, 4.50% due 6/25/2052	7,319,980	7,162,379
[c]	Goodgreen Trust, Series 2021-1A Class A, 2.66% due 10/15/2056	18,250,196	15,410,490
	GoodLeap Sustainable Home Solutions Trust,
[c]	Series 2021-3CS Class A, 2.10% due 5/20/2048	15,936,288	12,517,823
[c]	Series 2021-4GS Class A, 1.93% due 7/20/2048	10,585,537	8,287,805
[a,b,c]	Greystone Commercial Real Estate Notes Ltd., Series 2021-FL3 Class A, 5.962% (TSFR1M + 1.13%) due 7/15/2039	13,382,000	13,051,977
	HERO Funding Trust,
[c]	Series 2015-1A Class A, 3.84% due 9/21/2040	2,490,535	2,383,178
[c]	Series 2017-2A Class A1, 3.28% due 9/20/2048	492,206	454,429
	Hilton Grand Vacations Trust,
[c]	Series 2019-AA Class A, 2.34% due 7/25/2033	4,006,547	3,786,734
[c]	Series 2020-AA Class A, 2.74% due 2/25/2039	813,158	770,042
[c]	HIN Timeshare Trust, Series 2020-A Class A, 1.39% due 10/9/2039	3,840,079	3,510,622
[c]	InStar Leasing III LLC, Series 2021-1A Class A, 2.30% due 2/15/2054	8,979,408	7,526,795
	LendingPoint Asset Securitization Trust,
[c]	Series 2012-B Class A, 4.77% due 10/15/2029	5,671,672	5,574,435
[c]	Series 2020-REV1 Class A, 2.731% due 10/15/2028	23,887,926	23,679,287
[c]	Series 2021-B Class A, 1.11% due 2/15/2029	834,890	832,654
	LendingPoint Pass-Through Trust,
[c]	Series 2022-ST1 Class A, 2.50% due 3/15/2028	5,207,838	4,977,450
[c]	Series 2022-ST3 Class A, 4.00% due 5/15/2028	6,418,864	6,199,070
[c]	LL ABS Trust, Series 2021-1A Class A, 1.07% due 5/15/2029	5,847,901	5,579,891
[c]	Loanpal Solar Loan Ltd., Series 2021-1GS Class A, 2.29% due 1/20/2048	16,791,876	12,277,994
[c]	Marlette Funding Trust, Series 2022-3A Class A, 5.18% due 11/15/2032	4,683,190	4,636,963
	Mosaic Solar Loan Trust,
[c]	Series 2019-1A Class A, 4.37% due 12/21/2043	1,173,289	1,088,903
[c]	Series 2021 Class A, 2.10% due 4/20/2046	3,814,848	3,313,335
[c]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1 Class AT1, 1.426% due 8/15/2053	65,590,000	64,175,598
	NRZ Advance Receivables Trust,
[c]	Series 2020-T2 Class AT2, 1.475% due 9/15/2053	49,400,000	48,199,452
[c]	Series 2020-T2 Class BT2, 1.724% due 9/15/2053	3,000,000	2,919,873
	Oportun Funding LLC,
[c]	Series 2019-A Class B, 3.87% due 8/8/2025	4,183,218	4,084,202
[c]	Series 2022-1 Class A, 3.25% due 6/15/2029	9,827,869	9,697,476
[c]	Oportun Issuance Trust, Series 2022-A Class A, 5.05% due 6/9/2031	22,026,000	21,485,349
	Pagaya AI Debt Selection Trust,
[c]	Series 2021-1 Class A, 1.18% due 11/15/2027	4,417,819	4,375,398
[c]	Series 2021-3 Class A, 1.15% due 5/15/2029	7,396,961	7,272,571
[c]	Series 2021-HG1 Class A, 1.22% due 1/16/2029	6,614,980	6,290,371
	Pagaya AI Debt Trust,
[c]	Series 2022-1 Class A, 2.03% due 10/15/2029	16,745,566	16,197,321
[c]	Series 2022-2 Class A, 4.97% due 1/15/2030	9,920,109	9,770,219
[c]	Series 2023-1 Class A, 7.556% due 7/15/2030	7,250,000	7,270,432
	Pawnee Equipment Receivables LLC,
[c]	Series 2020-1 Class A, 1.37% due 11/17/2025	903,132	896,968
[c]	Series 2021-1 Class A2, 1.10% due 7/15/2027	5,420,897	5,210,859
[c]	Post Road Equipment Finance, Series 2022-1A Class A1, 3.76% due 8/16/2027	9,030,280	8,917,777
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 23

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[a,c]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	$ 4,610,000	$ 4,476,885
[c]	SCF Equipment Leasing LLC, Series 2019-2A Class C, 3.11% due 6/21/2027	3,000,000	2,872,094
[c]	Service Experts Issuer LLC, Series 2021-1A Class A, 2.67% due 2/2/2032	17,042,148	15,925,917
[c]	Sierra Timeshare Receivables Funding LLC, Series 2019-1A Class A, 3.20% due 1/20/2036	720,546	686,904
[c]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	26,465,700	24,598,624
[c]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	6,000,000	5,537,728
[c]	Stack Infrastructure Issuer LLC, Series 2021-1A Class A2, 1.877% due 3/26/2046	7,500,000	6,722,921
[c]	Theorem Funding Trust, Series 2021-1A Class A, 1.21% due 12/15/2027	3,279,637	3,239,578
	Upstart Pass-Through Trust,
[c]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	361,783	352,757
[c]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	1,754,937	1,710,033
[c]	Series 2021-ST4 Class A, 2.00% due 7/20/2027	1,931,083	1,807,428
[c]	Series 2021-ST5 Class A, 2.00% due 7/20/2027	2,517,152	2,364,914
[c]	Series 2021-ST6 Class A, 1.85% due 8/20/2027	3,320,695	3,092,287
[c]	Series 2021-ST8 Class A, 1.75% due 10/20/2029	5,026,315	4,648,857
	Upstart Securitization Trust,
[c]	Series 2021-2 Class A, 0.91% due 6/20/2031	967,580	957,477
[c]	Series 2021-4 Class A, 0.84% due 9/20/2031	2,625,945	2,564,413
[c]	Series 2023-1 Class A, 6.59% due 2/20/2033	4,225,000	4,209,996
	Upstart Structured Pass-Through Trust,
[c]	Series 2022-1A Class A, 3.40% due 4/15/2030	19,244,410	18,438,984
[c]	Series 2022-4A Class A, 7.01% due 11/15/2030	7,212,332	7,209,538
			790,624,692
	Student Loan — 3.1%
	College Ave Student Loans LLC,
[a,c]	Series 2021-A Class A1, 5.945% (LIBOR 1 Month + 1.10%) due 7/25/2051	8,747,245	8,506,523
[c]	Series 2021-A Class A2, 1.60% due 7/25/2051	2,022,818	1,753,692
[a,c]	Series 2021-C Class A1, 5.745% (LIBOR 1 Month + 0.90%) due 7/26/2055	14,314,022	13,599,374
	Commonbond Student Loan Trust,
[c]	Series 18-CGS Class A1, 3.87% due 2/25/2046	1,770,405	1,692,339
[c]	Series 2020-1 Class A, 1.69% due 10/25/2051	12,725,890	11,486,658
[c]	Series 2021-AGS Class A, 1.20% due 3/25/2052	9,746,871	8,199,364
[c]	Series 2021-BGS Class A, 1.17% due 9/25/2051	11,288,805	9,290,956
	Navient Private Education Loan Trust,
[a,c]	Series 2015-AA Class A2B, 5.884% (LIBOR 1 Month + 1.20%) due 12/15/2028	279,869	279,422
[c]	Series 2017-A Class A2A, 2.88% due 12/16/2058	926,997	910,651
	Navient Private Education Refi Loan Trust,
[a,c]	Series 2019-D Class A2B, 5.734% (LIBOR 1 Month + 1.05%) due 12/15/2059	8,975,551	8,787,283
[c]	Series 2021-A Class A, 0.84% due 5/15/2069	3,292,939	2,877,475
[c]	Series 2022-BA Class A, 4.16% due 10/15/2070	22,494,838	21,564,551
	Navient Student Loan Trust,
[a]	Series 2014-1 Class A3, 5.355% (LIBOR 1 Month + 0.51%) due 6/25/2031	4,792,752	4,626,705
[a,c]	Series 2019-BA Class A2B, 5.664% (LIBOR 1 Month + 0.98%) due 12/15/2059	1,375,483	1,363,410
[a,c]	Nelnet Private Education Loan Trust, Series 2016-A Class A1A, 6.595% (LIBOR 1 Month + 1.75%) due 12/26/2040	28,524	28,517
	Nelnet Student Loan Trust,
[a,c]	Series 2013-1A Class A, 5.445% (LIBOR 1 Month + 0.60%) due 6/25/2041	2,878,708	2,734,244
[a,c]	Series 2015-2A Class A2, 5.445% (LIBOR 1 Month + 0.60%) due 9/25/2042	21,914,435	21,055,444
[a,c]	Series 2015-3A Class A2, 5.445% (LIBOR 1 Month + 0.60%) due 2/27/2051	1,325,093	1,306,110
[a,c]	Series 2021-CA Class AFL, 5.501% (LIBOR 1 Month + 0.74%) due 4/20/2062	12,551,878	12,238,549
[a,c]	Series 2021-DA Class AFL, 5.451% (LIBOR 1 Month + 0.69%) due 4/20/2062	18,045,723	17,521,374
[a,c]	Pennsylvania Higher Education Assistance Agency, Student Loan Trust, Series 2012-1A Class A1, 5.395% (LIBOR 1 Month + 0.55%) due 5/25/2057	673,687	650,535
[a,b,c]	Prodigy Finance DAC, Series 2021-1A Class A, 6.095% (LIBOR 1 Month + 1.25%) due 7/25/2051	2,654,359	2,550,631
	SLM Student Loan Trust,
[a]	Series 2011-2 Class A2, 6.045% (LIBOR 1 Month + 1.20%) due 10/25/2034	9,189,072	9,182,951
[a]	Series 2013-6 Class A3, 5.495% (LIBOR 1 Month + 0.65%) due 6/26/2028	24,742,978	23,993,983
	SMB Private Education Loan Trust,
[a,c]	Series 2015-A Class A3, 6.184% (LIBOR 1 Month + 1.50%) due 2/17/2032	1,088,611	1,087,411
[a,c]	Series 2017-B Class A2B, 5.434% (LIBOR 1 Month + 0.75%) due 10/15/2035	921,883	902,571
[a,c]	Series 2021-D Class A1B, 5.284% (LIBOR 1 Month + 0.60%) due 3/17/2053	7,692,900	7,460,399
[a,c]	Series 2021-E Class A1B, 5.314% (LIBOR 1 Month + 0.63%) due 2/15/2051	23,274,726	22,548,690
24 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[c]	SoFi Professional Loan Program LLC, Series 2017-E Class A2B, 2.72% due 11/26/2040	$ 186,846	$ 185,881
[a,c]	Towd Point Asset Trust, Series 2021-SL1 Class A2, 5.461% (LIBOR 1 Month + 0.70%) due 11/20/2061	6,465,168	6,352,545
			224,738,238
	Total Asset Backed Securities (Cost $1,293,611,293)		1,226,246,593
	Corporate Bonds — 47.8%
	Automobiles & Components — 1.0%
	Automobile Components — 0.1%
[b]	Aptiv plc/Aptiv Corp., 2.396% due 2/18/2025	5,434,000	5,173,440
	Automobiles — 0.9%
[a,c]	Daimler Truck Finance North America LLC, 5.569% (SOFR+ 0.75%) due 12/13/2024	10,414,000	10,265,080
	Hyundai Capital America,
[c]	0.875% due 6/14/2024	8,710,000	8,255,948
[c]	1.00% due 9/17/2024	8,872,000	8,318,121
[c]	1.80% due 10/15/2025 - 1/10/2028	9,765,000	8,669,432
[c]	2.375% due 10/15/2027	3,500,000	3,091,620
[c]	3.00% due 2/10/2027	2,105,000	1,928,959
[b,c]	Hyundai Capital Services, Inc., 1.25% due 2/8/2026	2,970,000	2,659,872
[b,c]	Kia Corp., 2.375% due 2/14/2025	9,800,000	9,308,432
	Mercedes-Benz Finance North America LLC,
[c]	2.125% due 3/10/2025	13,600,000	12,903,408
[c]	3.70% due 5/4/2023	4,725,000	4,717,723
			75,292,035
	Banks — 0.9%
	Banks — 0.9%
	FNB Corp., 5.15% due 8/25/2025	5,748,000	5,346,157
	KeyBank NA, 5.00% due 1/26/2033	9,100,000	8,450,078
[a,b,c]	NBK SPC Ltd., 1.625% (SOFR + 1.05%) due 9/15/2027	13,033,000	11,594,417
	Santander Holdings USA, Inc.,
	3.244% due 10/5/2026	6,823,000	6,173,314
	3.45% due 6/2/2025	4,453,000	4,186,132
	4.40% due 7/13/2027	4,940,000	4,663,162
	Sumitomo Mitsui Trust Bank Ltd.,
[b,c]	0.80% due 9/12/2023	14,760,000	14,451,664
[b,c]	0.85% due 3/25/2024	6,550,000	6,270,315
	Synchrony Bank, 5.40% due 8/22/2025	7,250,000	6,798,108
			67,933,347
	Capital Goods — 0.7%
	Aerospace & Defense — 0.3%
	Boeing Co., 2.196% due 2/4/2026	6,256,000	5,803,128
	Teledyne Technologies, Inc.,
	2.25% due 4/1/2028	14,013,000	12,531,125
	2.75% due 4/1/2031	4,501,000	3,842,864
	Industrial Conglomerates — 0.0%
	Trane Technologies Co. LLC, 6.391% due 11/15/2027	3,000,000	3,138,270
	Machinery — 0.4%
	Flowserve Corp., 3.50% due 10/1/2030	5,914,000	5,131,873
[b]	nVent Finance Sarl, 4.55% due 4/15/2028	7,023,000	6,701,557
	Regal Rexnord Corp.,
[c]	6.05% due 2/15/2026	4,906,000	4,939,557
[c]	6.30% due 2/15/2030	5,891,000	5,918,158
	Westinghouse Air Brake Technologies Corp., 4.40% due 3/15/2024	3,853,000	3,801,640
			51,808,172
	Commercial & Professional Services — 0.4%
	Commercial Services & Supplies — 0.4%
	Avery Dennison Corp., 5.75% due 3/15/2033	17,120,000	17,801,547
	Quanta Services, Inc., 0.95% due 10/1/2024	10,296,000	9,601,947
			27,403,494
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Consumer Discretionary Distribution & Retail — 0.1%
	Specialty Retail — 0.1%
	Advance Auto Parts, Inc.,
	1.75% due 10/1/2027	$ 4,763,000	$ 4,114,279
	3.90% due 4/15/2030	6,584,000	5,990,716
			10,104,995
	Consumer Durables & Apparel — 0.0%
	Household Durables — 0.0%
[b,c]	Panasonic Holdings Corp., 2.679% due 7/19/2024	2,000,000	1,934,020
			1,934,020
	Consumer Staples Distribution & Retail — 0.2%
	Consumer Staples Distribution & Retail — 0.2%
[c]	7-Eleven, Inc., 0.80% due 2/10/2024	13,945,000	13,362,378
			13,362,378
	Energy — 2.0%
	Energy Equipment & Services — 0.0%
[b,c,d,e]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	3,997,362	19,987
	Oil, Gas & Consumable Fuels — 2.0%
	Buckeye Partners LP, 4.15% due 7/1/2023	7,000,000	6,957,230
[c]	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	9,092,000	8,808,330
[c]	El Paso Natural Gas Co. LLC, 3.50% due 2/15/2032	4,068,000	3,504,460
[c]	Florida Gas Transmission Co. LLC, 2.30% due 10/1/2031	10,778,000	8,788,489
	Galaxy Pipeline Assets Bidco Ltd.,
[b,c]	1.75% due 9/30/2027	30,294,445	28,225,940
[b,c]	2.16% due 3/31/2034	8,906,484	7,682,911
[b,c,d,e]	Gazprom PJSC via Gaz Finance plc, 3.50% due 7/14/2031	32,475,000	20,869,734
	Gray Oak Pipeline LLC,
[c]	2.00% due 9/15/2023	17,190,000	16,897,770
[c]	3.45% due 10/15/2027	12,955,000	11,697,847
	Kinder Morgan, Inc., 5.20% due 6/1/2033	7,878,000	7,824,587
[c]	Midwest Connector Capital Co. LLC, 4.625% due 4/1/2029	16,535,000	15,447,989
[b,c]	TMS Issuer Sarl, 5.78% due 8/23/2032	10,700,000	11,132,708
			147,857,982
	Equity Real Estate Investment Trusts (REITs) — 2.3%
	Diversified REITs — 2.1%
	American Tower Corp.,
	1.45% due 9/15/2026	4,969,000	4,415,503
	1.50% due 1/31/2028	15,000,000	12,768,450
	2.40% due 3/15/2025	12,850,000	12,189,638
	3.65% due 3/15/2027	6,380,000	6,056,279
	Crown Castle, Inc.,
	1.05% due 7/15/2026	6,222,000	5,483,760
	5.00% due 1/11/2028	7,301,000	7,355,757
	Digital Realty Trust LP,
	4.45% due 7/15/2028	4,880,000	4,593,593
	5.55% due 1/15/2028	13,400,000	13,386,466
	Extra Space Storage LP,
	3.90% due 4/1/2029	4,920,000	4,539,832
	5.70% due 4/1/2028	3,245,000	3,267,163
	Realty Income Corp., 5.05% due 1/13/2026	6,146,000	6,111,644
	SBA Tower Trust,
[c]	1.631% due 5/15/2051	26,000,000	22,769,567
[c]	1.84% due 4/15/2027	8,140,000	7,097,930
[c]	2.836% due 1/15/2050	12,661,000	11,993,442
[c]	6.599% due 1/15/2028	7,950,000	8,390,388
	Service Properties Trust,
	4.35% due 10/1/2024	10,161,000	9,728,040
	4.65% due 3/15/2024	4,233,000	4,127,175
	5.25% due 2/15/2026	4,020,000	3,522,646
26 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Vornado Realty LP,
	2.15% due 6/1/2026	$ 7,000,000	$ 5,618,410
	3.40% due 6/1/2031	2,916,000	2,017,814
	Mortgage Real Estate Investment Trusts — 0.2%
	Sun Communities Operating LP, 2.30% due 11/1/2028	13,878,000	11,824,611
			167,258,108
	Financial Services — 9.1%
	Banks — 0.2%
[a,b,c]	DNB Bank ASA, 5.896% (SOFRINDX + 1.95%) due 10/9/2026	7,500,000	7,556,925
[b,c]	Sumitomo Mitsui Trust Bank Ltd., 5.65% due 3/9/2026	3,800,000	3,860,420
	Capital Markets — 2.1%
	Blackstone Private Credit Fund, 2.625% due 12/15/2026	8,137,000	6,841,183
	Hercules Capital, Inc.,
	2.625% due 9/16/2026	14,120,000	11,902,595
	3.375% due 1/20/2027	7,458,000	6,391,804
[b,c]	LSEGA Financing plc, 1.375% due 4/6/2026	9,720,000	8,688,125
	Main Street Capital Corp., 3.00% due 7/14/2026	8,163,000	7,147,115
	Owl Rock Capital Corp., 2.875% due 6/11/2028	22,599,000	18,334,569
	Owl Rock Capital Corp. III, 3.125% due 4/13/2027	16,243,000	13,944,778
	Owl Rock Core Income Corp.,
	3.125% due 9/23/2026	19,056,000	16,252,672
	4.70% due 2/8/2027	4,870,000	4,421,911
	5.50% due 3/21/2025	6,810,000	6,626,130
	Owl Rock Technology Finance Corp.,
	2.50% due 1/15/2027	10,556,000	8,810,143
[c]	3.75% due 6/17/2026	12,276,000	10,800,057
[c]	4.75% due 12/15/2025	17,883,000	16,101,674
	Sixth Street Specialty Lending, Inc.,
	2.50% due 8/1/2026	2,591,000	2,277,411
	3.875% due 11/1/2024	14,960,000	14,262,415
	Consumer Finance — 0.3%
[a]	PNC Financial Services Group, Inc., 5.068% (SOFR + 1.93%) due 1/24/2034	2,374,000	2,343,803
[a]	U.S. Bancorp, 4.653% (SOFR + 1.23%) due 2/1/2029	7,881,000	7,684,605
	Wells Fargo & Co.,
[a]	3.908% (SOFR + 1.32%) due 4/25/2026	8,792,000	8,524,899
[a]	4.808% (SOFR + 1.98%) due 7/25/2028	3,448,000	3,405,831
	Financial Services — 6.1%
	Antares Holdings LP,
[c]	2.75% due 1/15/2027	7,360,000	5,996,634
[c]	3.75% due 7/15/2027	8,520,000	7,056,349
[c]	3.95% due 7/15/2026	14,391,000	12,411,230
[c]	6.00% due 8/15/2023	10,075,000	10,014,147
[b]	Banco Santander SA, 5.147% due 8/18/2025	10,000,000	9,833,800
	Bank of America Corp.,
[a]	0.976% (SOFR + 0.69%) due 4/22/2025	9,525,000	9,074,944
[a]	1.197% (SOFR + 1.01%) due 10/24/2026	3,035,000	2,726,887
[a]	1.734% (SOFR + 0.96%) due 7/22/2027	3,632,000	3,251,185
[a]	3.841% (SOFR + 1.11%) due 4/25/2025	7,305,000	7,169,346
[a]	4.948% (SOFR + 2.04%) due 7/22/2028	6,007,000	5,975,523
[a]	5.272% (BSBY3M + 0.43%) due 5/28/2024	5,093,000	5,086,430
[a,b]	Barclays plc, 6.252% (LIBOR 3 Month + 1.38%) due 5/16/2024	17,500,000	17,451,875
	BNP Paribas SA,
[a,b,c]	1.323% (SOFR + 1.00%) due 1/13/2027	7,000,000	6,189,400
[a,b,c]	2.159% (SOFR + 1.22%) due 9/15/2029	3,650,000	3,051,510
[a,b,c]	2.219% (SOFR + 2.07%) due 6/9/2026	4,800,000	4,413,120
[a]	Charles Schwab Corp., 5.834% (SOFRINDX + 1.05%) due 3/3/2027	33,148,000	31,638,109
	Citigroup, Inc.,
[a]	1.462% (SOFR + 0.77%) due 6/9/2027	7,328,000	6,511,221
[a]	3.07% (SOFR + 1.28%) due 2/24/2028	9,000	8,373
[a]	3.106% (SOFR + 2.84%) due 4/8/2026	4,265,000	4,078,065
	3.40% due 5/1/2026	2,425,000	2,314,735
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[a]	4.412% (SOFR + 3.91%) due 3/31/2031	$ 7,315,000	$ 6,958,833
[a]	5.339% (SOFR + 0.67%) due 5/1/2025	5,753,000	5,687,646
	Deutsche Bank AG,
[b]	0.898% due 5/28/2024	10,952,000	10,286,885
[a,b]	2.552% (SOFR + 1.32%) due 1/7/2028	4,940,000	4,207,991
	Goldman Sachs Group, Inc.,
[a]	1.757% (SOFR + 0.73%) due 1/24/2025	3,991,000	3,868,835
[a]	5.064% (SOFR + 0.50%) due 7/16/2024	14,450,000	14,355,930
[a]	5.305% (SOFR + 0.50%) due 9/10/2024	6,506,000	6,447,836
[a]	5.324% (SOFR + 0.70%) due 1/24/2025	6,322,000	6,243,923
[a]	5.625% (SOFR + 0.82%) due 9/10/2027	10,881,000	10,491,569
	HSBC Holdings plc,
[a,b]	1.589% (SOFR + 1.29%) due 5/24/2027	6,100,000	5,377,333
[a,b]	1.645% (SOFR + 1.54%) due 4/18/2026	3,025,000	2,764,003
[a,b]	2.013% (SOFR + 1.73%) due 9/22/2028	9,550,000	8,182,822
[a,b]	2.099% (SOFR + 1.93%) due 6/4/2026	6,800,000	6,248,384
[a,b]	2.206% (SOFR + 1.29%) due 8/17/2029	3,500,000	2,942,800
[a,b]	2.251% (SOFR + 1.10%) due 11/22/2027	3,430,000	3,037,437
[a,b]	4.18% (SOFR + 1.51%) due 12/9/2025	5,400,000	5,242,104
[a,b]	5.21% (SOFR + 2.61%) due 8/11/2028	2,330,000	2,310,614
[a,b]	5.322% (SOFR + 0.58%) due 11/22/2024	1,585,000	1,551,271
	JPMorgan Chase & Co.,
[a]	1.04% (TSFR3M + 0.70%) due 2/4/2027	4,690,000	4,185,919
[a]	1.045% (SOFR + 0.80%) due 11/19/2026	5,982,000	5,348,506
[a]	3.54% (LIBOR 3 Month + 1.38%) due 5/1/2028	3,040,000	2,876,114
[a]	4.323% (SOFR + 1.56%) due 4/26/2028	3,906,000	3,815,498
[a]	5.506% (SOFR + 0.89%) due 4/22/2027	3,096,000	3,039,188
[a]	5.679% (SOFR + 0.92%) due 2/24/2026	10,418,000	10,339,344
[a,b]	Lloyds Banking Group plc, 3.87% (H15T1Y + 3.50%) due 7/9/2025	3,500,000	3,402,385
	Mitsubishi UFJ Financial Group, Inc.,
[a,b]	0.953% (H15T1Y + 0.55%) due 7/19/2025	14,075,000	13,253,864
[a,b]	1.538% (H15T1Y + 0.75%) due 7/20/2027	4,800,000	4,244,688
[a,b]	1.64% (H15T1Y + 0.67%) due 10/13/2027	6,750,000	5,934,128
[a,b]	2.309% (H15T1Y + 0.95%) due 7/20/2032	2,750,000	2,203,438
[a,b]	4.788% (H15T1Y + 1.70%) due 7/18/2025	4,550,000	4,503,636
[a,b]	5.017% (H15T1Y + 1.95%) due 7/20/2028	1,250,000	1,240,338
[a,b]	5.354% (H15T1Y + 1.90%) due 9/13/2028	5,000,000	5,015,450
	Mizuho Financial Group, Inc.,
[a,b]	3.922% (LIBOR 3 Month + 1.00%) due 9/11/2024	10,850,000	10,755,605
[a,b]	5.588% (LIBOR 3 Month + 0.63%) due 5/25/2024	12,978,000	12,957,365
	Morgan Stanley,
[a]	0.791% (SOFR + 0.51%) due 1/22/2025	11,785,000	11,337,641
[a]	1.164% (SOFR + 0.56%) due 10/21/2025	9,635,000	8,999,379
[a,b]	NatWest Group plc, 1.642% (H15T1Y + 0.90%) due 6/14/2027	3,000,000	2,643,900
	Societe Generale SA,
[a,b,c]	1.792% (H15T1Y + 1.00%) due 6/9/2027	4,933,000	4,284,458
[b,c]	2.625% due 1/22/2025	4,000,000	3,745,480
[b,c]	3.875% due 3/28/2024	8,000,000	7,806,880
[b,c]	4.25% due 9/14/2023	9,000,000	8,956,350
[a,b,c]	5.668% (SOFR + 1.05%) due 1/21/2026	6,400,000	6,244,544
[b]	Sumitomo Mitsui Financial Group, Inc., 1.402% due 9/17/2026	11,650,000	10,186,877
[a,b,c]	UBS AG, 5.159% (SOFR + 0.45%) due 8/9/2024	2,800,000	2,782,472
	UBS Group AG,
[a,b,c]	1.494% (H15T1Y + 0.85%) due 8/10/2027	7,121,000	6,131,608
[a,b,c]	4.49% (H15T1Y + 1.60%) due 8/5/2025	9,800,000	9,565,192
[a,b,c]	4.751% (H15T1Y + 1.75%) due 5/12/2028	7,800,000	7,448,922
	Western Union Co., 2.85% due 1/10/2025	7,256,000	6,925,634
	Insurance — 0.4%
[c]	Five Corners Funding Trust III, 5.791% due 2/15/2033	5,900,000	6,054,639
[c]	Global Atlantic Fin Co., 4.40% due 10/15/2029	27,285,000	24,347,224
			667,214,830
	Food, Beverage & Tobacco — 1.0%
28 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Beverages — 0.6%
[b,c]	Becle SAB de CV, 2.50% due 10/14/2031	$ 28,038,000	$ 22,650,498
	Constellation Brands, Inc., 5.00% due 2/2/2026	2,750,000	2,752,255
	Huntington Ingalls Industries, Inc., 2.043% due 8/16/2028	17,717,000	15,171,953
	Food Products — 0.1%
[a]	General Mills, Inc., 5.84% (LIBOR 3 Month + 1.01%) due 10/17/2023	2,475,000	2,479,133
	Ingredion, Inc., 2.90% due 6/1/2030	9,725,000	8,543,510
	Tobacco — 0.3%
	BAT Capital Corp.,
	2.726% due 3/25/2031	2,950,000	2,393,306
	3.557% due 8/15/2027	5,838,000	5,429,107
	BAT International Finance plc,
[b]	1.668% due 3/25/2026	4,764,000	4,338,765
[b]	4.448% due 3/16/2028	3,000,000	2,852,550
[b,c]	JT International Financial Services BV, 6.875% due 10/24/2032	5,350,000	5,904,367
			72,515,444
	Health Care Equipment & Services — 0.8%
	Health Care Equipment & Supplies — 0.2%
[b,c]	Olympus Corp., 2.143% due 12/8/2026	14,061,000	12,690,755
	Health Care Providers & Services — 0.6%
	Centene Corp., 3.00% due 10/15/2030	9,314,000	7,838,942
[c]	Highmark, Inc., 1.45% due 5/10/2026	20,542,000	18,535,457
	Humana, Inc., 5.70% due 3/13/2026	11,996,000	12,062,458
	Laboratory Corp. of America Holdings, 1.55% due 6/1/2026	8,355,000	7,468,117
			58,595,729
	Household & Personal Products — 0.0%
	Household Products — 0.0%
[b,c]	Kimberly-Clark de Mexico SAB de CV, 3.80% due 4/8/2024	3,900,000	3,824,379
			3,824,379
	Industrials — 0.1%
	Transportation Infrastructure — 0.1%
[c]	Penske Truck Leasing Co. LP/PTL Finance Corp., 5.55% due 5/1/2028	9,819,000	9,804,861
			9,804,861
	Insurance — 7.7%
	Insurance — 7.7%
[c]	American National Group, Inc., 6.144% due 6/13/2032	25,662,000	24,801,553
	Arthur J Gallagher & Co., 5.50% due 3/2/2033	8,212,000	8,376,158
[b,c]	Ascot Group Ltd., 4.25% due 12/15/2030	12,308,000	9,687,011
[c]	Belrose Funding Trust, 2.33% due 8/15/2030	9,685,000	7,466,070
	Brighthouse Financial Global Funding,
[c]	1.55% due 5/24/2026	7,538,000	6,774,024
[c]	2.00% due 6/28/2028	10,733,000	9,175,534
[a,c]	5.326% (SOFR + 0.76%) due 4/12/2024	7,247,000	7,153,586
	Brighthouse Financial, Inc., 5.625% due 5/15/2030	10,707,000	10,301,205
	CNO Global Funding,
[c]	1.65% due 1/6/2025	5,359,000	5,037,460
[c]	1.75% due 10/7/2026	9,414,000	8,424,683
[b,c]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	10,260,000	10,099,123
	Enstar Group Ltd.,
[b]	3.10% due 9/1/2031	10,106,000	7,814,970
[b]	4.95% due 6/1/2029	16,116,000	15,076,679
	Equitable Financial Life Global Funding,
[c]	1.00% due 1/9/2026	8,665,000	7,801,966
[c]	1.40% due 7/7/2025 - 8/27/2027	16,048,000	14,541,929
[c]	1.80% due 3/8/2028	6,800,000	5,776,532
	F&G Global Funding,
[c]	1.75% due 6/30/2026	16,912,000	15,128,799
[c]	2.00% due 9/20/2028	17,963,000	15,194,004
[c]	2.30% due 4/11/2027	16,833,000	14,991,806
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Fairfax Financial Holdings Ltd.,
[b]	3.375% due 3/3/2031	$ 5,261,000	$ 4,414,979
[b]	4.625% due 4/29/2030	11,984,000	11,298,156
[b,c]	5.625% due 8/16/2032	15,746,000	15,489,655
[b,c]	Fidelis Insurance Holdings Ltd., 4.875% due 6/30/2030	17,531,000	17,546,603
	Fidelity National Financial, Inc., 3.40% due 6/15/2030	14,931,000	13,083,438
	First American Financial Corp.,
	2.40% due 8/15/2031	2,261,000	1,750,285
	4.00% due 5/15/2030	4,316,000	3,889,320
	GA Global Funding Trust,
[c]	1.625% due 1/15/2026	1,940,000	1,749,550
[c]	2.25% due 1/6/2027	9,479,000	8,474,416
[c]	3.85% due 4/11/2025	11,960,000	11,573,214
[a,c]	5.308% (SOFR + 0.50%) due 9/13/2024	6,888,000	6,744,730
	Globe Life, Inc., 4.80% due 6/15/2032	3,410,000	3,280,011
[c]	Guardian Life Global Funding, 5.55% due 10/28/2027	9,750,000	10,121,670
	Horace Mann Educators Corp., 4.50% due 12/1/2025	6,533,000	6,348,181
	Jackson National Life Global Funding,
[c]	3.25% due 1/30/2024	5,000,000	4,921,150
[c]	5.50% due 1/9/2026	12,660,000	12,700,512
	Mercury General Corp., 4.40% due 3/15/2027	2,901,000	2,792,416
	Metropolitan Life Global Funding I,
[c]	3.30% due 3/21/2029	4,000,000	3,704,640
[a,c]	4.855% (SOFR + 0.32%) due 1/7/2024	14,683,000	14,608,117
[a,c]	Nationwide Mutual Insurance Co., 7.156% (LIBOR 3 Month + 2.29%) due 12/15/2024	16,096,000	16,006,828
	New York Life Global Funding,
[c]	4.55% due 1/28/2033	4,892,000	4,838,971
[a,c]	5.282% (SOFR + 0.48%) due 6/9/2026	22,760,000	22,120,216
	Pacific Life Global Funding II,
[a,c]	5.406% (SOFR + 0.62%) due 6/4/2026	13,475,000	13,027,091
[a,c]	5.65% (SOFRINDX + 0.80%) due 3/30/2025	653,000	646,685
[c]	Protective Life Corp., 3.40% due 1/15/2030	16,787,000	14,846,758
	Protective Life Global Funding,
[c]	1.618% due 4/15/2026	14,716,000	13,300,762
[c]	3.218% due 3/28/2025	4,000,000	3,851,000
	Reliance Standard Life Global Funding II,
[c]	1.512% due 9/28/2026	10,762,000	9,498,326
[c]	2.75% due 5/7/2025	13,490,000	12,775,704
[c]	3.85% due 9/19/2023	5,950,000	5,893,475
[c]	5.243% due 2/2/2026	3,922,000	3,893,016
[c]	RGA Global Funding, 2.70% due 1/18/2029	11,803,000	10,311,219
[c]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	7,950,000	7,504,084
[c]	Security Benefit Global Funding, 1.25% due 5/17/2024	37,488,000	35,555,868
	Stewart Information Services Corp., 3.60% due 11/15/2031	22,401,000	17,627,123
	Willis North America, Inc., 4.65% due 6/15/2027	14,331,000	14,119,618
			563,930,879
	Materials — 1.8%
	Chemicals — 0.5%
[b,c]	LG Chem Ltd., 4.375% due 7/14/2025	5,000,000	4,911,450
[b,c]	OCP SA, 5.625% due 4/25/2024	8,555,000	8,517,101
	Phosagro OAO Via Phosagro Bond Funding DAC,
[b,c,d,e]	3.05% due 1/23/2025	2,525,000	1,581,685
[b,c,d,e]	3.949% due 4/24/2023	29,098,000	26,121,857
	Construction Materials — 0.3%
	Martin Marietta Materials, Inc., 0.65% due 7/15/2023	14,635,000	14,412,255
	Vulcan Materials Co., 5.80% due 3/1/2026	4,595,000	4,639,342
	Containers & Packaging — 0.5%
[b,c]	CCL Industries, Inc., 3.05% due 6/1/2030	9,810,000	8,341,051
[c]	Graphic Packaging International LLC, 1.512% due 4/15/2026	6,873,000	6,118,826
[c]	Silgan Holdings, Inc., 1.40% due 4/1/2026	14,004,000	12,594,357
	Sonoco Products Co., 1.80% due 2/1/2025	11,725,000	11,005,437
30 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Metals & Mining — 0.5%
[b]	AngloGold Ashanti Holdings plc, 3.375% due 11/1/2028	$ 23,500,000	$ 20,851,315
[b,c,d,e]	Metalloinvest Finance DAC, 3.375% due 10/22/2028	12,700,000	7,141,845
[b,c]	Newcrest Finance Pty Ltd., 3.25% due 5/13/2030	2,961,000	2,597,448
[b,c]	POSCO, 5.625% due 1/17/2026	4,700,000	4,757,904
			133,591,873
	Media & Entertainment — 0.3%
	Hotels, Restaurants & Leisure — 0.1%
	Warnermedia Holdings, Inc., 6.412% due 3/15/2026	10,000,000	10,048,500
	Media — 0.2%
	Warnermedia Holdings, Inc.,
[c]	3.428% due 3/15/2024	4,090,000	3,997,893
[c]	3.528% due 3/15/2024	10,415,000	10,182,329
			24,228,722
	Pharmaceuticals, Biotechnology & Life Sciences — 1.1%
	Biotechnology — 0.4%
	Amgen, Inc.,
	5.25% due 3/2/2033	4,699,000	4,826,014
	5.507% due 3/2/2026	7,240,000	7,274,535
	Bio-Rad Laboratories, Inc., 3.30% due 3/15/2027	5,820,000	5,497,106
	Illumina, Inc., 5.80% due 12/12/2025	5,600,000	5,681,592
[b]	Royalty Pharma plc, 1.75% due 9/2/2027	7,532,000	6,528,738
	Pharmaceuticals — 0.7%
[a,b]	AstraZeneca plc, 5.542% (LIBOR 3 Month + 0.67%) due 8/17/2023	10,524,000	10,513,371
[c]	Bayer US Finance II LLC, 4.25% due 12/15/2025	2,500,000	2,447,650
	Cigna Group, 5.685% due 3/15/2026	11,172,000	11,238,697
	CVS Health Corp., 5.125% due 2/21/2030	19,470,000	19,715,906
	Viatris, Inc., 2.30% due 6/22/2027	4,935,000	4,335,644
			78,059,253
	Semiconductors & Semiconductor Equipment — 1.9%
	Semiconductors & Semiconductor Equipment — 1.9%
	Broadcom Corp./Broadcom Cayman Finance Ltd.,
[b]	3.50% due 1/15/2028	12,245,000	11,481,157
[b]	3.875% due 1/15/2027	1,712,000	1,655,350
	Broadcom, Inc.,
[c]	3.187% due 11/15/2036	6,583,000	4,989,453
[c]	4.00% due 4/15/2029	2,060,000	1,929,005
	4.15% due 11/15/2030	2,980,000	2,762,371
	4.75% due 4/15/2029	3,575,000	3,524,056
	Microchip Technology, Inc.,
	0.972% due 2/15/2024	18,694,000	17,946,053
	4.25% due 9/1/2025	10,634,000	10,460,134
	Micron Technology, Inc.,
	4.663% due 2/15/2030	4,150,000	3,983,668
	5.327% due 2/6/2029	7,690,000	7,720,298
	6.75% due 11/1/2029	9,900,000	10,532,709
	Qorvo, Inc.,
[c]	1.75% due 12/15/2024	9,528,000	8,885,622
[c]	3.375% due 4/1/2031	14,210,000	11,772,701
	4.375% due 10/15/2029	930,000	857,451
[b,c]	Renesas Electronics Corp., 1.543% due 11/26/2024	17,721,000	16,547,338
	SK Hynix, Inc.,
[b,c]	1.00% due 1/19/2024	6,800,000	6,551,256
[b,c]	1.50% due 1/19/2026	10,200,000	9,064,434
[b,c]	2.375% due 1/19/2031	6,588,000	4,935,071
[b,c]	6.25% due 1/17/2026	3,000,000	3,029,670
	Skyworks Solutions, Inc., 1.80% due 6/1/2026	3,574,000	3,220,710
			141,848,507
	Software & Services — 2.9%
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Information Technology Services — 1.3%
	Block Financial LLC, 2.50% due 7/15/2028	$ 10,392,000	$ 8,956,137
	DXC Technology Co., 2.375% due 9/15/2028	26,644,000	22,605,569
[b]	Genpact Luxembourg Sarl, 3.375% due 12/1/2024	4,350,000	4,194,488
[b]	Genpact Luxembourg Sarl/Genpact USA, Inc., 1.75% due 4/10/2026	9,063,000	8,286,482
	Global Payments, Inc.,
	1.50% due 11/15/2024	5,624,000	5,296,852
	2.15% due 1/15/2027	3,516,000	3,115,035
	4.00% due 6/1/2023	1,335,000	1,328,632
	Kyndryl Holdings, Inc.,
	2.05% due 10/15/2026	10,562,000	9,231,505
	2.70% due 10/15/2028	22,750,000	19,100,445
	Leidos, Inc., 2.30% due 2/15/2031	8,489,000	6,901,048
[c]	Wipro IT Services LLC, 1.50% due 6/23/2026	10,647,000	9,592,734
	Internet Software & Services — 0.5%
	eBay, Inc., 5.90% due 11/22/2025	14,800,000	15,199,896
	Prosus NV,
[b,c]	3.061% due 7/13/2031	2,816,000	2,218,614
[b,c]	3.257% due 1/19/2027	6,400,000	5,819,264
[b,c]	4.193% due 1/19/2032	13,254,000	11,264,707
[b,c]	Tencent Holdings Ltd., 2.39% due 6/3/2030	5,000,000	4,237,250
	Software — 1.1%
	Fidelity National Information Services, Inc.,
	1.15% due 3/1/2026	4,111,000	3,671,328
	4.70% due 7/15/2027	7,167,000	7,062,935
[c]	Infor, Inc., 1.75% due 7/15/2025	12,382,000	11,288,793
[c]	MSCI, Inc., 3.625% due 9/1/2030	10,700,000	9,298,300
[b,c]	Open Text Corp., 6.90% due 12/1/2027	9,723,000	10,024,510
	Oracle Corp.,
	1.65% due 3/25/2026	15,136,000	13,906,503
	2.30% due 3/25/2028	3,982,000	3,563,532
	VMware, Inc.,
	1.00% due 8/15/2024	3,304,000	3,114,714
	4.50% due 5/15/2025	15,043,000	14,865,944
			214,145,217
	Technology Hardware & Equipment — 2.4%
	Communications Equipment — 0.4%
	Motorola Solutions, Inc.,
	2.30% due 11/15/2030	1,582,000	1,285,343
	5.60% due 6/1/2032	24,026,000	24,164,390
	Electronic Equipment, Instruments & Components — 1.1%
[b]	Allegion plc, 3.50% due 10/1/2029	3,059,000	2,767,722
	Arrow Electronics, Inc., 6.125% due 3/1/2026	4,556,000	4,565,340
	Avnet, Inc., 6.25% due 3/15/2028	9,844,000	10,002,292
	Flex Ltd.,
[b]	4.875% due 5/12/2030	9,507,000	9,246,698
[b]	6.00% due 1/15/2028	2,375,000	2,421,787
	TD SYNNEX Corp., 1.75% due 8/9/2026	28,691,000	24,992,156
	Trimble, Inc., 4.75% due 12/1/2024	17,000,000	16,844,960
	Vontier Corp.,
	1.80% due 4/1/2026	5,272,000	4,677,371
	2.40% due 4/1/2028	5,266,000	4,427,600
	Office Electronics — 0.2%
	CDW LLC/CDW Finance Corp., 3.25% due 2/15/2029	16,381,000	14,404,305
	Technology Hardware, Storage & Peripherals — 0.7%
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	14,874,000	14,792,639
	HP, Inc.,
	1.45% due 6/17/2026	5,334,000	4,800,387
	4.75% due 1/15/2028	14,002,000	13,842,797
32 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Lenovo Group Ltd.,
[b,c]	5.831% due 1/27/2028	$ 10,065,000	$ 10,153,371
[b]	5.875% due 4/24/2025	10,600,000	10,688,192
			174,077,350
	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.0%
	AT&T, Inc.,
	2.55% due 12/1/2033	1,016,000	817,281
	5.539% due 2/20/2026	31,242,000	31,322,292
	NBN Co. Ltd.,
[b,c]	1.45% due 5/5/2026	29,450,000	26,697,308
[b,c]	1.625% due 1/8/2027	9,800,000	8,764,826
[b,c]	NTT Finance Corp., 4.239% due 7/25/2025	2,800,000	2,761,024
	Wireless Telecommunication Services — 0.1%
	T-Mobile USA, Inc.,
	2.25% due 2/15/2026	4,275,000	3,984,044
	2.625% due 4/15/2026	4,847,000	4,536,598
			78,883,373
	Transportation — 0.3%
	Air Freight & Logistics — 0.3%
	Ryder System, Inc., 5.65% due 3/1/2028	11,759,000	11,900,226
[c]	TTX Co., 4.15% due 1/15/2024	6,000,000	5,919,840
	Diversified Consumer Services — 0.0%
	University of Chicago, Series 12-B, 3.065% due 10/1/2024	360,000	349,765
	Passenger Airlines — 0.0%
	US Airways Pass-Through Trust, Series 2010-1 Class A, 6.25% due 10/22/2024	1,935,116	1,933,683
			20,103,514
	Utilities — 9.7%
	Electric Utilities — 8.2%
	AEP Texas, Inc., Series I, 2.10% due 7/1/2030	12,187,000	10,108,873
[c]	Alexander Funding Trust, 1.841% due 11/15/2023	38,072,000	36,912,708
	Allegion U.S. Holding Co., Inc., 5.411% due 7/1/2032	15,759,000	15,807,223
	Alliant Energy Finance LLC,
[c]	1.40% due 3/15/2026	5,240,000	4,639,758
[c]	3.75% due 6/15/2023	9,673,000	9,624,442
	Ameren Corp.,
	1.75% due 3/15/2028	9,990,000	8,687,903
	3.50% due 1/15/2031	5,200,000	4,721,236
	American Electric Power Co., Inc.,
	2.031% due 3/15/2024	3,898,000	3,780,124
	2.30% due 3/1/2030	14,211,000	11,987,973
	5.625% due 3/1/2033	7,170,000	7,431,060
	Series M, 0.75% due 11/1/2023	9,667,000	9,439,439
	Appalachian Power Co.,
	3.40% due 6/1/2025	3,000,000	2,906,130
	Series BB, 4.50% due 8/1/2032	6,337,000	6,085,358
	Avangrid, Inc.,
	3.15% due 12/1/2024	8,870,000	8,597,425
	3.20% due 4/15/2025	9,395,000	9,008,208
	Black Hills Corp.,
	1.037% due 8/23/2024	22,410,000	21,125,459
	2.50% due 6/15/2030	5,490,000	4,586,511
	5.95% due 3/15/2028	3,846,000	3,979,572
[c]	Caledonia Generating LLC, 1.95% due 2/28/2034	18,678,253	16,127,644
	CenterPoint Energy Houston Electric LLC, 4.95% due 4/1/2033	4,922,000	5,027,380
[a]	CenterPoint Energy, Inc., 5.373% (SOFRINDX + 0.65%) due 5/13/2024	2,289,000	2,267,186
	Comision Federal de Electricidad,
[b,c]	3.348% due 2/9/2031	8,740,000	6,930,907
[b,c]	4.688% due 5/15/2029	6,125,000	5,480,344
[b]	5.00% due 9/29/2036	18,849,600	15,979,748
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Consolidated Edison, Inc., Series A, 0.65% due 12/1/2023	$ 12,309,000	$ 11,945,515
	Dominion Energy, Inc.,
	5.375% due 11/15/2032	19,385,000	19,896,182
	Series B, 3.60% due 3/15/2027	25,576,000	24,593,626
	Duke Energy Corp., 4.50% due 8/15/2032	14,790,000	14,292,612
	Duke Energy Ohio, Inc., 5.25% due 4/1/2033	2,411,000	2,481,715
	Enel Finance International NV,
[b,c]	1.375% due 7/12/2026	12,250,000	10,915,362
[b,c]	1.875% due 7/12/2028	20,585,000	17,365,918
[b,c]	2.25% due 7/12/2031	5,957,000	4,651,345
[b,c]	5.00% due 6/15/2032	3,073,000	2,879,862
[b,c]	7.50% due 10/14/2032	4,000,000	4,460,440
	Entergy Louisiana LLC, 0.62% due 11/17/2023	3,963,000	3,843,674
	Entergy Mississippi LLC, 3.25% due 12/1/2027	4,727,000	4,386,845
	Entergy Texas, Inc.,
	1.50% due 9/1/2026	8,640,000	7,638,019
	3.45% due 12/1/2027	9,000,000	8,397,000
[c]	Evergy Missouri West, Inc., 5.15% due 12/15/2027	9,711,000	9,800,827
	Eversource Energy, 5.45% due 3/1/2028	3,859,000	3,998,850
	Georgia Power Co., 4.70% due 5/15/2032	20,681,000	20,502,523
	ITC Holdings Corp.,
[c]	2.95% due 5/14/2030	14,800,000	13,039,836
[c]	4.95% due 9/22/2027	9,703,000	9,755,202
[c]	Jersey Central Power & Light Co., 4.30% due 1/15/2026	9,414,000	9,243,701
	Kentucky Utilities Co., Series KENT, 5.45% due 4/15/2033	4,920,000	5,107,009
[c]	Liberty Utilities Finance GP 1, 2.05% due 9/15/2030	15,653,000	12,383,088
	Louisville Gas & Electric Co., Series LOU, 5.45% due 4/15/2033	4,771,000	4,941,229
[c]	Metropolitan Edison Co., 5.20% due 4/1/2028	1,475,000	1,489,898
[c]	Midland Cogeneration Venture LP, 6.00% due 3/15/2025	555,577	566,466
[a]	Mississippi Power Co., Series A, 5.149% (SOFR + 0.30%) due 6/28/2024	6,780,000	6,707,793
[c]	Monongahela Power Co., 3.55% due 5/15/2027	3,300,000	3,137,937
	NextEra Energy Capital Holdings, Inc., 6.051% due 3/1/2025	4,701,000	4,783,456
	Northern States Power Co., 3.30% due 6/15/2024	2,500,000	2,448,925
	OGE Energy Corp., 0.703% due 5/26/2023	6,063,000	6,019,831
	Oklahoma Gas & Electric Co., 5.40% due 1/15/2033	9,192,000	9,514,823
	Pacific Gas & Electric Co., 3.25% due 2/16/2024	20,160,000	19,753,574
[c]	Pennsylvania Electric Co., 5.15% due 3/30/2026	980,000	984,273
	Public Service Co. of Oklahoma, Series J, 2.20% due 8/15/2031	5,905,000	4,846,233
	Puget Energy, Inc.,
	2.379% due 6/15/2028	8,825,000	7,774,119
	4.10% due 6/15/2030	4,742,000	4,387,251
	San Diego Gas & Electric Co., Series NN, 3.60% due 9/1/2023	4,212,000	4,195,236
	Southern California Edison Co.,
[a]	5.141% (SOFRINDX + 0.64%) due 4/3/2023	19,476,000	19,476,000
	Series C, 4.20% due 6/1/2025	5,722,000	5,641,091
	Southern Co., 5.70% due 10/15/2032	2,828,000	2,973,840
	Transelec SA,
[b,c]	4.25% due 1/14/2025	5,200,000	5,042,284
[b,c]	4.625% due 7/26/2023	2,880,000	2,880,000
	Virginia Electric & Power Co., 5.00% due 4/1/2033	2,170,000	2,184,604
[c]	Vistra Operations Co. LLC, 4.875% due 5/13/2024	25,918,000	25,622,016
	WEC Energy Group, Inc., 2.20% due 12/15/2028	11,412,000	9,946,471
	Gas Utilities — 1.5%
[c]	Brooklyn Union Gas Co., 4.632% due 8/5/2027	9,700,000	9,478,452
[c]	KeySpan Gas East Corp., 5.994% due 3/6/2033	14,757,000	15,225,830
	NiSource, Inc.,
	0.95% due 8/15/2025	11,850,000	10,820,472
	5.25% due 3/30/2028	3,444,000	3,504,718
	Northwest Natural Gas Co., 5.75% due 3/15/2033	7,311,000	7,506,569
	Southern Co. Gas Capital Corp., 5.15% due 9/15/2032	12,206,000	12,317,441
	Southwest Gas Corp.,
	2.20% due 6/15/2030	5,120,000	4,224,256
	4.05% due 3/15/2032	13,150,000	12,123,906
34 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	5.45% due 3/23/2028	$ 3,462,000	$ 3,494,127
	5.80% due 12/1/2027	4,828,000	4,987,662
[a]	Spire Missouri, Inc., 5.281% (SOFR + 0.50%) due 12/2/2024	24,347,000	24,038,280
			715,860,825
	Total Corporate Bonds (Cost $3,759,035,458)		3,519,639,287
	Long-Term Municipal Bonds — 0.2%
	Los Angeles Community College District GO, 1.806% due 8/1/2030	12,115,000	10,277,130
	New Jersey Transportation Trust Fund Authority,
	Series B,
	2.551% due 6/15/2023	1,170,000	1,163,777
	2.631% due 6/15/2024	860,000	833,618
	Total Long-Term Municipal Bonds (Cost $12,818,026)		12,274,525
	Preferred Stock — 0.4%
	Financial Services — 0.4%
	Capital Markets — 0.4%
[a,f]	Gabelli Dividend & Income Trust, Series J, 1.70% due 3/26/2028	1,162	26,362,875
			26,362,875
	Total Preferred Stock (Cost $29,019,196)		26,362,875
	Short-Term Investments — 1.6%
[g]	Thornburg Capital Management Fund	11,756,001	117,560,015
	Total Short-Term Investments (Cost $117,560,015)		117,560,015
	Total Investments — 98.6% (Cost $7,709,713,919)		$7,260,837,796
	Other Assets Less Liabilities — 1.4%		105,967,870
	Net Assets — 100.0%		$7,366,805,666

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2023.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $3,668,763,521, representing 49.80% of the Fund’s net assets.
d	Bond in default.
e	Non-income producing.
f	Security currently fair valued by the Valuation and Pricing Committee.
g	Investment in Affiliates.
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 35

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2023 (Unaudited)
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
BSBY3M	Bloomberg Short Term Bank Yield 3 Month
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
DAC	Designated Activity Company
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30-Day Average
SOFRINDX	Secured Overnight Financing Rate Index
SPV	Special Purpose Vehicle
TSFR1M	Term SOFR 1 Month
TSFR3M	Term SOFR 3 Month
UMBS	Uniform Mortgage Backed Securities
36 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Ultra Short Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 10.8%
	United States Treasury Bill, due 8/17/2023	$3,000,000	$ 2,946,818
	United States Treasury Notes,
	0.125% due 8/31/2023 - 12/15/2023	6,750,000	6,585,469
	1.25% due 7/31/2023	2,000,000	1,976,484
	1.375% due 8/31/2023	3,000,000	2,958,867
	1.625% due 5/31/2023 - 10/31/2023	6,510,000	6,452,138
	2.25% due 1/31/2024	3,280,000	3,212,991
	2.75% due 4/30/2023	1,000,000	998,281
	United States Treasury Notes Inflationary Index, 0.625% due 1/15/2024	1,858,668	1,843,138
	Total U.S. Treasury Securities (Cost $26,996,402)		26,974,186
	U.S. Government Agencies — 0.0%
[a,b]	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States), 5.142% (LIBOR 3 Month + 0.35%) due 4/15/2025	22,500	21,541
	Small Business Administration Participation Certificates,
	Series 2005-20K Class 1, 5.36% due 11/1/2025	5,036	4,936
	Series 2009-20E Class 1, 4.43% due 5/1/2029	17,499	17,016
	Total U.S. Government Agencies (Cost $45,156)		43,493
	Mortgage Backed — 3.5%
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	21,520	20,483
[a,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	20,843	19,065
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	9,369	9,145
[a,c]	COLT Mortgage Pass-Through Certificates, Whole Loan Securities Trust CMO, Series 2021-1R Class A1, 0.857% due 5/25/2065	254,264	215,060
[a,c]	CSMC Trust, CMBS, Series 2021-BPNY Class A, 8.399% (LIBOR 1 Month + 3.71%) due 8/15/2023	300,000	285,838
[a,c]	CSMC Trust, Whole Loan Securities Trust CMO, Series 2020-NQM1 Class A1, 1.208% due 5/25/2065	101,239	91,480
	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates, CMBS,
[a]	Series K032 Class A2, 3.31% due 5/25/2023	877,141	873,134
[a]	Series K034 Class A2, 3.531% due 7/25/2023	1,314,390	1,305,573
[a]	Series K035 Class A2, 3.458% due 8/25/2023	1,355,302	1,344,826
	Series K723 Class A2, 2.454% due 8/25/2023	1,803,130	1,786,262
[a]	Federal Home Loan Mtg Corp., REMIC, Series 3877 Class FA, 5.034% (LIBOR 1 Month + 0.35%) due 11/15/2040	3,234	3,234
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[a]	Series 2017-3 Class HA, 3.25% due 7/25/2056	29,078	27,572
[a]	Series 2018-1 Class HA, 3.00% due 5/25/2057	20,750	19,454
[a]	Series 2018-2 Class HA, 3.00% due 11/25/2057	79,831	75,299
	Federal National Mtg Assoc., UMBS Collateral, Pool MA3557, 4.00% due 1/1/2029	33,080	32,750
[a,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	12,591	11,324
	GCAT Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	260,780	245,134
[a,c]	Series 2021-CM2 Class A1, 2.352% due 8/25/2066	153,961	139,356
[a,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	75,990	73,638
[a,c]	MFRA Trust, Whole Loan Securities Trust CMO, Series 2022-CHM1 Class A1, 3.875% due 9/25/2056	566,959	533,455
[a,c]	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2017-5A Class A1, 6.345% (LIBOR 1 Month + 1.50%) due 6/25/2057	16,104	15,694
[a,c]	Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1, 1.654% due 5/25/2060	469,840	455,630
[a,c]	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class A1, 2.703% due 9/25/2059	3,668	3,545
	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	5,707	5,594
[a,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	26,168	25,075
[a,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	918,206	892,812
[a,c]	Verus Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV3 Class A1B, 3.192% due 11/25/2059	306,849	297,313
	WFRBS Commercial Mortgage Trust, CMBS,
	Series 2013-C14 Class ASB, 2.977% due 6/15/2046	1	1
	Series 2013-C17 Class ASB, 3.558% due 12/15/2046	66,011	65,687
	Total Mortgage Backed (Cost $9,066,720)		8,873,433
	Asset Backed Securities — 29.7%
	Auto Receivables — 14.0%
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 37

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	ACC Auto Trust,
[c]	Series 2021-A Class A, 1.08% due 4/15/2027	$ 20,317	$ 20,158
[c]	Series 2022-A Class A, 4.58% due 7/15/2026	302,447	297,386
[c]	ACC Trust, Series 2022-1 Class A, 1.19% due 9/20/2024	167,033	165,697
	ACM Auto Trust,
[c]	Series 2022-1A Class B, 4.47% due 4/20/2029	401,835	400,816
[c]	Series 2023-1A Class A, 6.61% due 1/22/2030	1,262,289	1,262,773
	American Credit Acceptance Receivables Trust,
[c]	Series 2019-4 Class D, 2.97% due 12/12/2025	654,288	648,983
[c]	Series 2022-3 Class A, 4.12% due 2/13/2026	466,853	464,548
[c]	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A Class A, 1.19% due 1/15/2027	661,880	641,669
	Capital One Prime Auto Receivables Trust, Series 2020-1 Class A3, 1.60% due 11/15/2024	434,656	431,653
	CarMax Auto Owner Trust,
	Series 2020-1 Class A3, 1.70% due 11/15/2024	183,174	182,534
	Series 2020-4 Class A3, 0.50% due 8/15/2025	1,190,317	1,158,408
	Series 2022-1 Class A2 0.91% due 2/18/2025	919,483	911,099
	Carvana Auto Receivables Trust,
	Series 2021-N2 Class A1, 0.32% due 3/10/2028	24,996	24,702
	Series 2021-N3 Class A1, 0.35% due 6/12/2028	417,384	406,878
	Series 2021-N4 Class A1, 0.83% due 9/11/2028	339,166	329,002
	Series 2021-P4 Class A2, 0.82% due 4/10/2025	382,122	378,986
[c]	Series 2022-N1 Class A1, 2.31% due 12/11/2028	669,557	652,580
	CPS Auto Receivables Trust,
[c]	Series 2022-A Class A, 0.98% due 4/16/2029	281,857	278,465
[c]	Series 2023-A Class A, 5.54% due 3/16/2026	1,784,608	1,788,062
[c]	Credito Real USA Auto Receivables Trust, Series 2021-1A Class A, 1.35% due 2/16/2027	87,170	85,648
	DT Auto Owner Trust,
[c]	Series 2019-2A Class D, 3.48% due 2/18/2025	337,965	336,628
[c]	Series 2021-4A Class A, 0.56% due 9/15/2025	146,085	144,621
[c]	Series 2022-1A Class A, 1.58% due 4/15/2026	1,051,075	1,035,041
	Exeter Automobile Receivables Trust,
[c]	Series 2019-3A Class D, 3.11% due 8/15/2025	784,042	774,410
[c]	Series 2019-4A Class D, 2.58% due 9/15/2025	916,042	898,639
	Series 2021-1A Class C, 0.74% due 1/15/2026	575,523	565,851
	Series 2021-2A Class B, 0.57% due 9/15/2025	106,448	106,291
	FHF Trust,
[c]	Series 2021-1A Class A, 1.27% due 3/15/2027	41,516	39,613
[c]	Series 2021-2A Class A, 0.83% due 12/15/2026	85,168	81,153
[c]	Series 2022-2A Class A, 6.14% due 12/15/2027	1,234,294	1,221,397
	First Investors Auto Owner Trust,
[c]	Series 2020-1A Class C, 2.55% due 2/17/2026	342,346	340,806
	Series 2021-1A Class A,
[c]	0.45% due 3/16/2026	27,488	27,285
[c]	0.48% due 3/15/2027	1,560,921	1,513,590
	Flagship Credit Auto Trust,
[c]	Series 2020-4 Class B, 1.00% due 10/15/2025	1,195,662	1,184,969
[c]	Series 2021-1 Class B, 0.31% due 6/16/2025	91,862	91,718
	GLS Auto Receivables Issuer Trust,
[c]	Series 2021-4A Class A, 0.84% due 7/15/2025	731,960	723,569
[c]	Series 2022-2A Class A2, 3.55% due 1/15/2026	561,153	555,164
	GM Financial Consumer Automobile Receivables Trust,
	Series 2020-1 Class A3, 1.84% due 9/16/2024	153,104	152,678
	Series 2022-1 Class A2 0.76% due 2/18/2025	751,111	742,674
	Honda Auto Receivables Owner Trust, Series 2020-3 Class A3, 0.37% due 10/18/2024	268,853	263,964
	Hyundai Auto Receivables Trust, Series 2020-A Class A4, 1.72% due 6/15/2026	2,100,000	2,037,091
	Lendbuzz Securitization Trust,
[c]	Series 2021-1A Class A, 1.46% due 6/15/2026	217,683	207,869
[c]	Series 2022-1A Class A, 4.22% due 5/17/2027	829,049	801,904
[c]	Series 2023-1A Class A1, 5.383% due 3/15/2024	817,140	816,912
	Nissan Auto Receivables Owner Trust, Series 2019-B Class A4, 2.54% due 12/15/2025	151,012	150,271
[c]	Octane Receivables Trust, Series 2020-1A Class A, 1.71% due 2/20/2025	235,671	233,888
[b,c]	Oscar US Funding Trust IX LLC, Series 2018-2A Class A4, 3.63% due 9/10/2025	379,336	378,544
[b,c]	Oscar US Funding XIV LLC, Series 2022-1A Class A2, 1.60% due 3/10/2025	1,473,830	1,449,945
38 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Santander Consumer Auto Receivables Trust,
[c]	Series 2020-AA Class B, 2.26% due 12/15/2025	$ 1,151	$ 1,149
[c]	Series 2020-AA Class C, 3.71% due 2/17/2026	1,940,000	1,929,679
[c]	Series 2020-BA Class A4 0.54% due 4/15/2025	429,803	428,412
	Santander Drive Auto Receivables Trust, Series 2019-1 Class D, 3.65% due 4/15/2025	2,937	2,935
[c]	Tesla Auto Lease Trust, Series 2021-A Class A2, 0.36% due 3/20/2025	28,942	28,854
	Toyota Auto Receivables Owner Trust, Series 2020-D Class A3, 0.35% due 1/15/2025	564,140	554,798
[c]	United Auto Credit Securitization Trust, Series 2022-2 Class A, 4.39% due 4/10/2025	540,723	538,366
	Veros Auto Receivables Trust,
[c]	Series 2021-1 Class A, 0.92% due 10/15/2026	152,689	150,817
[c]	Series 2022-1 Class A, 3.47% due 12/15/2025	300,523	296,293
	Westlake Automobile Receivables Trust,
[c]	Series 2019-2A Class D, 3.20% due 11/15/2024	160,294	160,124
[c]	Series 2019-3A Class D, 2.72% due 11/15/2024	1,150,697	1,144,935
	World Omni Auto Receivables Trust,
	Series 2019-C Class A3, 1.96% due 12/16/2024	99,976	99,538
	Series 2020-C Class A3, 0.48% due 11/17/2025	1,421,552	1,383,075
	Series 2022-A Class A2, 1.15% due 4/15/2025	866,121	856,886
			34,982,393
	Credit Card — 1.6%
[c]	Continental Credit Card ABS LLC, Series 2019-1A Class A, 3.83% due 8/15/2026	289,373	288,034
[c]	Mercury Financial Credit Card Master Trust, Series 2023-1A Class A, 8.04% due 9/20/2027	700,000	700,249
[c]	Mission Lane Credit Card Master Trust, Series 2021-A Class A, 1.59% due 9/15/2026	1,209,000	1,174,262
[c]	Perimeter Master Note Business Trust, Series 2019-2A Class C, 7.06% due 5/15/2024	500,000	491,082
	Synchrony Credit Card Master Note Trust, Series 2018-2 Class A, 3.47% due 5/15/2026	1,350,000	1,347,030
			4,000,657
	Other Asset Backed — 11.7%
[c]	ACHV ABS Trust, Series 2023-1PL Class A, 6.42% due 3/18/2030	1,171,368	1,170,847
	Affirm Asset Securitization Trust,
[c]	Series 2020-Z1 Class A, 3.46% due 10/15/2024	524,815	522,381
[c]	Series 2020-Z2 Class A, 1.90% due 1/15/2025	28,753	28,250
[c]	Series 2021-Z2 Class A, 1.17% due 11/16/2026	593,162	570,755
[c]	AFG ABS I LLC, Series 2023-1 Class A1, 5.462% due 2/15/2024	2,000,000	1,998,994
[c]	Amur Equipment Finance Receivables XI LLC, Series 2022-2A Class A1, 3.994% due 9/20/2023	39,674	39,644
	Aqua Finance Trust,
[c]	Series 2017-A Class A, 3.72% due 11/15/2035	335,617	331,689
[c]	Series 2020-AA Class A, 1.90% due 7/17/2046	1,121,464	1,033,734
[c]	Bankers Healthcare Group Securitization Trust, Series 2020-A Class A, 2.56% due 9/17/2031	29,291	28,704
[c]	BHG Securitization Trust, Series 2021-B Class A, 0.90% due 10/17/2034	95,361	90,530
[c]	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	48,701	46,880
[c]	Conn’s Receivables Funding LLC, Series 2022-A Class A, 5.87% due 12/15/2026	1,175,580	1,175,394
[c]	Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-P2 Class C, 4.41% due 10/15/2026	314,216	313,317
[c]	Consumer Loan Underlying Bond Credit Trust, Series 2019-P1 Class C, 4.66% due 7/15/2026	357,624	357,229
[c]	Crossroads Asset Trust, Series 2022-A Class A, 6.35% due 4/21/2031	1,676,804	1,687,924
	Dell Equipment Finance Trust,
[c]	Series 2021-2 Class A3, 0.53% due 12/22/2026	1,500,000	1,454,959
[c]	Series 2022-1 Class A2, 2.11% due 8/23/2027	315,505	312,688
	Dext ABS LLC,
[c]	Series 2020-1 Class A, 1.46% due 2/16/2027	21,862	21,688
[c]	Series 2021-1 Class A, 1.12% due 2/15/2028	56,669	54,453
[c]	Diamond Resorts Owner Trust, Series 2019-1A Class A, 2.89% due 2/20/2032	37,126	35,767
[c]	DLL LLC, Series 2019-DA1 Class A4, 2.92% due 4/20/2027	22,019	21,996
	Foundation Finance Trust,
[c]	Series 2017-1A Class B, 4.14% due 7/15/2033	1,103,602	1,085,086
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	699,773	686,302
[c]	Series 2020-1A Class A, 3.54% due 7/16/2040	274,491	265,466
[c]	FREED ABS Trust, Series 2022-2CP Class A, 3.03% due 5/18/2029	65,340	65,107
[a,b,c]	Greystone Commercial Real Estate Notes Ltd., Series 2021-FL3 Class A, 5.962% (TSFR1M + 1.13%) due 7/15/2039	100,000	97,534
[c]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	46,229	43,693
	John Deere Owner Trust, Series 2021-B Class A2, 0.25% due 6/17/2024	105,082	104,920
[c]	Kubota Credit Owner Trust, Series 2021-2A Class A2, 0.26% due 6/17/2024	283,459	281,720
[c]	LendingClub Receivables Trust, Series 2020-6A Class A, 2.75% due 11/15/2047	689	687
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 39

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	LendingPoint Asset Securitization Trust,
[c]	Series 2012-B Class A, 4.77% due 10/15/2029	$ 126,493	$ 124,324
[c]	Series 2020-REV1 Class A, 2.731% due 10/15/2028	71,307	70,684
[c]	Series 2021-B Class A, 1.11% due 2/15/2029	9,063	9,038
[c]	Series 2022-A Class A, 1.68% due 6/15/2029	90,822	90,367
[c]	Series 2022-C Class A, 6.56% due 2/15/2030	852,878	851,379
	LendingPoint Pass-Through Trust,
[c]	Series 2022-ST1 Class A, 2.50% due 3/15/2028	246,071	235,185
[c]	Series 2022-ST2 Class A, 3.25% due 4/15/2028	228,375	219,501
[c]	Series 2022-ST3 Class A, 4.00% due 5/15/2028	288,209	278,340
[c]	LL ABS Trust, Series 2021-1A Class A, 1.07% due 5/15/2029	303,429	289,523
[c]	LP LMS Asset Securitization Trust, Series 2021-2A Class A, 1.75% due 1/15/2029	80,287	78,045
	Mariner Finance Issuance Trust,
[c]	Series 2019-AA Class A, 2.96% due 7/20/2032	237,924	234,385
[c]	Series 2019-AA Class B, 3.51% due 7/20/2032	490,000	475,301
	Marlette Funding Trust,
[c]	Series 2019-1A Class C, 4.42% due 4/16/2029	49,662	49,573
[c]	Series 2019-4A Class C, 3.76% due 12/17/2029	545,899	540,327
[c]	Series 2021-1A Class B, 1.00% due 6/16/2031	184,369	183,095
[c]	Series 2021-3 Class A, 0.65% due 12/15/2031	51,501	51,151
[c]	Series 2022-1A Class A, 1.36% due 4/15/2032	394,077	389,801
[c]	Series 2022-3A Class A, 5.18% due 11/15/2032	334,514	331,212
[c]	MMAF Equipment Finance LLC, Series 2017-AA Class A5, 2.68% due 7/16/2027	382,545	381,849
[c]	Mosaic Solar Loan Trust, Series 2018-1A Class C, Zero coupon due 6/22/2043	179,168	165,630
[c]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1 Class AT1, 1.426% due 8/15/2053	535,000	523,463
[c]	NRZ Advance Receivables Trust, Series 2020-T2 Class AT2, 1.475% due 9/15/2053	750,000	731,773
[c]	Oportun Funding LLC, Series 2022-1 Class A, 3.25% due 6/15/2029	262,197	258,718
	Pagaya AI Debt Selection Trust,
[c]	Series 2021-1 Class A, 1.18% due 11/15/2027	187,388	185,589
[c]	Series 2021-3 Class A, 1.15% due 5/15/2029	137,212	134,904
	Pagaya AI Debt Trust,
[c]	Series 2022-1 Class A, 2.03% due 10/15/2029	124,105	120,042
[c]	Series 2023-1 Class A, 7.556% due 7/15/2030	500,000	501,409
[c]	Pawnee Equipment Receivables LLC, Series 2020-1 Class A, 1.37% due 11/17/2025	36,690	36,439
[c]	Post Road Equipment Finance, Series 2022-1A Class A1, 3.76% due 8/16/2027	128,291	126,693
	Prosper Marketplace Issuance Trust,
[c]	Series 2019-2A Class C, 5.05% due 9/15/2025	417,913	417,867
[c]	Series 2019-4A Class C, 4.95% due 2/17/2026	229,576	229,170
[c]	Prosper Pass-Thru Trust II, Series 2019-ST2 Class A 3.75% due 11/15/2025	206,858	205,398
	PSNH Funding LLC 3, Series 2018-1 Class A1, 3.094% due 2/1/2026	13,707	13,537
[a,c]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	548,000	532,176
[c]	SoFi Consumer Loan Program Trust, Series 2021-1 Class A, 0.49% due 9/25/2030	198,650	195,012
[c]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	339,700	315,735
[c]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	450,000	415,330
	Theorem Funding Trust,
[c]	Series 2021-1A Class A, 1.21% due 12/15/2027	196,901	194,496
[c]	Series 2022-3A Class A, 7.60% due 4/15/2029	814,814	821,140
[c]	Transportation Finance Equipment Trust, Series 2019-1 Class A4, 1.88% due 3/25/2024	227,175	226,256
	Upstart Pass-Through Trust,
[c]	Series 2020-ST1 Class A, 3.75% due 2/20/2028	46,193	45,274
[c]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	78,724	76,760
[c]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	30,128	29,357
[c]	Series 2020-ST6 Class A, 3.00% due 1/20/2027	1,015,996	970,370
[c]	Series 2021-ST4 Class A, 2.00% due 7/20/2027	415,287	388,694
[c]	Series 2021-ST8 Class A, 1.75% due 10/20/2029	384,033	355,194
	Upstart Securitization Trust,
[c]	Series 2020-2 Class A, 2.309% due 11/20/2030	335,699	328,210
[c]	Series 2021-2 Class A, 0.91% due 6/20/2031	14,735	14,581
[c]	Series 2021-4 Class A, 0.84% due 9/20/2031	405,066	395,574
[c]	Series 2023-1 Class A, 6.59% due 2/20/2033	300,000	298,935
	Verizon Owner Trust,
	Series 2020-A Class A1A, 1.85% due 7/22/2024	159,754	159,430
	Series 2020-B Class A, 0.47% due 2/20/2025	1,060,797	1,048,685
40 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
			29,273,259
	Student Loan — 2.4%
	Laurel Road Prime Student Loan Trust,
[c]	Series 2017-C Class A2B, 2.81% due 11/25/2042	$ 689,551	$ 677,470
[c]	Series 2019-A Class A2FX, 2.73% due 10/25/2048	355,498	346,496
[a]	National Collegiate Student Loan Trust, Series 2006-4 Class A4, 5.155% (LIBOR 1 Month + 0.31%) due 5/25/2032	312,518	293,619
	Navient Private Education Loan Trust,
[c]	Series 2017-A Class A2A, 2.88% due 12/16/2058	583,072	572,791
[a,c]	Series 2017-A Class A2B, 5.584% (LIBOR 1 Month + 0.90%) due 12/16/2058	20,616	20,515
[a,c]	Series 2018-BA Class A2B, 5.404% (LIBOR 1 Month + 0.72%) due 12/15/2059	55,610	54,511
[c]	Navient Private Education Refi Loan Trust, Series 2018-CA Class A2, 3.52% due 6/16/2042	619,765	609,398
[a,c]	Navient Student Loan Trust, Series 2019-BA Class A2B, 5.664% (LIBOR 1 Month + 0.98%) due 12/15/2059	343,871	340,853
[a,c]	Nelnet Private Education Loan Trust, Series 2016-A Class A1A, 6.595% (LIBOR 1 Month + 1.75%) due 12/26/2040	239	239
	Nelnet Student Loan Trust,
[a,c]	Series 2012-2A Class A, 5.645% (LIBOR 1 Month + 0.80%) due 12/26/2033	72,864	70,605
[a,c]	Series 2015-3A Class A2, 5.445% (LIBOR 1 Month + 0.60%) due 2/27/2051	26,370	25,992
[a,c]	Series 2021-DA Class AFL, 5.451% (LIBOR 1 Month + 0.69%) due 4/20/2062	158,142	153,547
[a,c]	Pennsylvania Higher Education Assistance Agency, Student Loan Trust, Series 2012-1A Class A1, 5.395% (LIBOR 1 Month + 0.55%) due 5/25/2057	12,249	11,828
[a,b,c]	Prodigy Finance DAC, Series 2021-1A Class A, 6.095% (LIBOR 1 Month + 1.25%) due 7/25/2051	94,798	91,094
	SLM Student Loan Trust,
[a]	Series 2013-4 Class A, 5.395% (LIBOR 1 Month + 0.55%) due 6/25/2043	23,612	22,818
[a]	Series 2013-6 Class A3, 5.495% (LIBOR 1 Month + 0.65%) due 6/26/2028	146,009	141,590
	SMB Private Education Loan Trust,
[a,c]	Series 2015-C Class A3, 6.634% (LIBOR 1 Month + 1.95%) due 8/16/2032	148,891	148,911
[a,c]	Series 2016-A Class A2B, 6.184% (LIBOR 1 Month + 1.50%) due 5/15/2031	274,288	273,184
[a,c]	Series 2016-B Class A2B, 6.134% (LIBOR 1 Month + 1.45%) due 2/17/2032	311,479	309,211
[a,c]	Series 2017-A Class A2B, 5.584% (LIBOR 1 Month + 0.90%) due 9/15/2034	265,190	260,490
[a,c]	Series 2017-B Class A2B, 5.434% (LIBOR 1 Month + 0.75%) due 10/15/2035	512,157	501,428
[a,c]	Series 2018-B Class A2B, 5.404% (LIBOR 1 Month + 0.72%) due 1/15/2037	624,325	613,348
[a,c]	Series 2018-C Class A2B, 5.434% (LIBOR 1 Month + 0.75%) due 11/15/2035	149,373	147,409
[a,c]	SoFi Professional Loan Program LLC, Series 2017-A Class A1, 5.545% (LIBOR 1 Month + 0.70%) due 3/26/2040	4,659	4,641
	Towd Point Asset Trust,
[a,c]	Series 2018-SL1 Class A, 5.445% (LIBOR 1 Month + 0.60%) due 1/25/2046	86,175	85,675
[a,c]	Series 2021-SL1 Class A2, 5.461% (LIBOR 1 Month + 0.70%) due 11/20/2061	155,204	152,500
			5,930,163
	Total Asset Backed Securities (Cost $74,554,044)		74,186,472
	Corporate Bonds — 43.8%
	Automobiles & Components — 1.4%
	Automobiles — 1.4%
[c]	Hyundai Capital America, 0.80% due 1/8/2024	1,259,000	1,214,305
	Mercedes-Benz Finance North America LLC,
[c]	3.70% due 5/4/2023	1,250,000	1,248,075
[c]	5.50% due 11/27/2024	1,000,000	1,009,370
			3,471,750
	Banks — 0.3%
	Banks — 0.3%
	HSBC USA, Inc., 3.75% due 5/24/2024	750,000	732,698
			732,698
	Capital Goods — 1.3%
	Aerospace & Defense — 0.4%
	Boeing Co., 4.508% due 5/1/2023	1,000,000	998,980
	Industrial Conglomerates — 0.5%
	Lennox International, Inc., 3.00% due 11/15/2023	1,425,000	1,400,490
	Machinery — 0.4%
[a]	Caterpillar Financial Services Corp., 4.983% (SOFR + 0.25%) due 5/17/2024	950,000	945,088
			3,344,558
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 41

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Commercial & Professional Services — 2.3%
	Automobiles — 1.2%
	Daimler Truck Finance North America LLC,
[a,c]	5.422% (SOFR + 0.60%) due 12/14/2023	$2,100,000	$ 2,091,411
[a,c]	5.526% (SOFR + 1.00%) due 4/5/2024	945,000	941,173
	Commercial Services & Supplies — 1.1%
	Quanta Services, Inc., 0.95% due 10/1/2024	1,550,000	1,445,514
	Waste Management, Inc., 2.40% due 5/15/2023	1,250,000	1,245,488
			5,723,586
	Consumer Discretionary Distribution & Retail — 1.0%
	Broadline Retail — 0.4%
	Dollar General Corp., 4.25% due 9/20/2024	1,000,000	988,900
	Specialty Retail — 0.6%
	Advance Auto Parts, Inc., 5.90% due 3/9/2026	750,000	765,893
	Lowe’s Cos., Inc., 4.40% due 9/8/2025	800,000	794,936
			2,549,729
	Consumer Services — 0.4%
	Hotels, Restaurants & Leisure — 0.4%
	Hyatt Hotels Corp., 1.30% due 10/1/2023	125,000	122,176
[a]	Starbucks Corp., 5.144% (SOFRINDX + 0.42%) due 2/14/2024	949,000	943,733
			1,065,909
	Energy — 2.3%
	Oil, Gas & Consumable Fuels — 2.3%
	Buckeye Partners LP, 4.15% due 7/1/2023	1,250,000	1,242,362
	Energy Transfer L.P. / Regency Energy Finance Corp., 4.50% due 11/1/2023	1,500,000	1,488,465
[c]	Gray Oak Pipeline LLC, 2.00% due 9/15/2023	1,350,000	1,327,050
[b]	Petroleos Mexicanos, 4.625% due 9/21/2023	1,000,000	989,870
	Williams Cos., Inc., 4.30% due 3/4/2024	750,000	742,440
			5,790,187
	Equity Real Estate Investment Trusts (REITs) — 0.6%
	Diversified REITs — 0.6%
	American Tower Corp., 2.40% due 3/15/2025	1,000,000	948,610
[c]	SBA Tower Trust, 2.836% due 1/15/2050	500,000	473,637
			1,422,247
	Financial Services — 4.3%
	Capital Markets — 1.3%
	Ares Capital Corp., 4.20% due 6/10/2024	1,250,000	1,210,188
	Sixth Street Specialty Lending, Inc., 3.875% due 11/1/2024	2,000,000	1,906,740
	Financial Services — 3.0%
[c]	Antares Holdings LP, 6.00% due 8/15/2023	1,279,000	1,271,275
[a]	Citigroup, Inc., 0.776% (SOFR + 0.69%) due 10/30/2024	1,250,000	1,214,975
[a,b]	Deutsche Bank AG, Series E, 5.206% (SOFR + 0.50%) due 11/8/2023	150,000	148,000
[a]	Goldman Sachs Group, Inc., 5.108% (SOFR + 0.49%) due 10/21/2024	1,000,000	988,530
[a,b]	HSBC Holdings plc, 3.95% (LIBOR 3 Month + 0.99%) due 5/18/2024	1,000,000	996,360
[a,b]	Mizuho Financial Group, Inc., 5.588% (LIBOR 3 Month + 0.63%) due 5/25/2024	1,675,000	1,672,337
[a]	Morgan Stanley, 5.108% (SOFR + 0.46%) due 1/25/2024	1,250,000	1,246,075
			10,654,480
	Food, Beverage & Tobacco — 1.8%
	Beverages — 0.5%
	Constellation Brands, Inc., 5.00% due 2/2/2026	700,000	700,574
[b]	Diageo Capital plc, 2.625% due 4/29/2023	442,000	440,966
	Food Products — 1.3%
[b,c]	Barry Callebaut Services NV, 5.50% due 6/15/2023	2,000,000	1,996,300
[b,c]	Danone SA, 2.589% due 11/2/2023	1,350,000	1,327,779
			4,465,619
	Health Care Equipment & Services — 1.7%
42 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Health Care Equipment & Supplies — 0.8%
	Baxter International, Inc.,
[a]	5.038% (SOFRINDX + 0.26%) due 12/1/2023	$1,000,000	$ 989,920
[a]	5.207% (SOFRINDX + 0.44%) due 11/29/2024	1,000,000	982,740
	Health Care Providers & Services — 0.9%
	Humana, Inc.,
	0.65% due 8/3/2023	1,509,000	1,487,723
	5.70% due 3/13/2026	750,000	754,155
			4,214,538
	Insurance — 5.0%
	Insurance — 5.0%
[a,c]	Equitable Financial Life Global Funding, 4.928% (SOFR + 0.39%) due 4/6/2023	1,522,000	1,521,132
[c]	Fairfax U.S., Inc., 4.875% due 8/13/2024	850,000	836,842
	Loews Corp., 2.625% due 5/15/2023	1,121,000	1,115,552
[a,c]	Metropolitan Life Global Funding I, 4.855% (SOFR + 0.32%) due 1/7/2024	1,037,000	1,031,711
[a,c]	Pacific Life Global Funding II, 5.65% (SOFRINDX + 0.80%) due 3/30/2025	235,000	232,728
[c]	Principal Life Global Funding II, 0.50% due 1/8/2024	1,500,000	1,445,265
[c]	Protective Life Global Funding, 1.082% due 6/9/2023	2,225,000	2,208,090
	Reliance Standard Life Global Funding II,
[c]	3.85% due 9/19/2023	601,000	595,291
[c]	5.243% due 2/2/2026	850,000	843,718
[c]	Security Benefit Global Funding, 1.25% due 5/17/2024	1,400,000	1,327,844
	Willis North America, Inc., 3.60% due 5/15/2024	1,500,000	1,462,110
			12,620,283
	Materials — 1.8%
	Chemicals — 0.7%
	Celanese US Holdings LLC, 5.90% due 7/5/2024	1,500,000	1,500,705
[b,c,d]	Phosagro OAO Via Phosagro Bond Funding DAC, 3.949% due 4/24/2023	260,000	233,407
	Construction Materials — 0.3%
	Vulcan Materials Co., 5.80% due 3/1/2026	751,000	758,247
	Containers & Packaging — 0.8%
	Ball Corp., 4.00% due 11/15/2023	2,053,000	2,030,910
			4,523,269
	Media & Entertainment — 0.6%
	Hotels, Restaurants & Leisure — 0.6%
	Warnermedia Holdings, Inc., 6.412% due 3/15/2026	1,500,000	1,507,275
			1,507,275
	Pharmaceuticals, Biotechnology & Life Sciences — 3.7%
	Biotechnology — 0.1%
	Amgen, Inc., 5.507% due 3/2/2026	250,000	251,193
	Life Sciences Tools & Services — 0.9%
	Thermo Fisher Scientific, Inc.,
[a]	4.937% (SOFRINDX + 0.35%) due 4/18/2023	1,050,000	1,050,567
[a]	4.977% (SOFRINDX + 0.39%) due 10/18/2023	1,300,000	1,296,178
	Pharmaceuticals — 2.7%
[a,b]	AstraZeneca plc, 5.542% (LIBOR 3 Month + 0.67%) due 8/17/2023	240,000	239,758
[c]	Bayer Corp., 6.136% due 8/28/2023	500,000	487,790
[a,c]	Bayer US Finance II LLC, 5.876% (LIBOR 3 Month + 1.01%) due 12/15/2023	1,500,000	1,499,895
	Cigna Group,
[a]	5.682% (LIBOR 3 Month + 0.89%) due 7/15/2023	747,000	746,574
	5.685% due 3/15/2026	500,000	502,985
	McKesson Corp., 5.25% due 2/15/2026	686,000	688,305
	Mylan, Inc., 4.20% due 11/29/2023	1,673,000	1,655,132
[a,c]	Roche Holdings, Inc., 5.137% (SOFR + 0.33%) due 9/11/2023	850,000	848,504
			9,266,881
	Semiconductors & Semiconductor Equipment — 1.4%
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 43

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Semiconductors & Semiconductor Equipment — 1.4%
[c]	Qorvo, Inc., 1.75% due 12/15/2024	$1,250,000	$ 1,165,725
[b,c]	SK Hynix, Inc., 1.00% due 1/19/2024	700,000	674,394
	Skyworks Solutions, Inc., 0.90% due 6/1/2023	1,600,000	1,588,256
			3,428,375
	Software & Services — 0.7%
	Information Technology Services — 0.7%
[b]	Genpact Luxembourg Sarl, 3.375% due 12/1/2024	1,000,000	964,250
	Global Payments, Inc., 3.75% TOTAL SYSTEM SERVICES IN SR UNSECURED 06/23 3.75 due 6/1/2023	776,000	773,400
			1,737,650
	Technology Hardware & Equipment — 0.8%
	Electronic Equipment, Instruments & Components — 0.3%
	Arrow Electronics, Inc., 6.125% due 3/1/2026	750,000	751,538
	Technology Hardware, Storage & Peripherals — 0.5%
	Hewlett Packard Enterprise Co., 5.90% due 10/1/2024	1,250,000	1,265,737
			2,017,275
	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 1.3%
	AT&T, Inc.,
[a]	5.488% (SOFRINDX + 0.64%) due 3/25/2024	750,000	747,683
[c]	6.126% due 3/19/2024	1,000,000	944,108
[b]	British Telecommunications plc, 4.50% due 12/4/2023	1,075,000	1,067,916
[b,c]	NTT Finance Corp., 4.142% due 7/26/2024	500,000	495,725
	Wireless Telecommunication Services — 0.7%
	Sprint LLC, 7.875% due 9/15/2023	1,250,000	1,260,175
	T-Mobile USA, Inc., 2.25% due 2/15/2026	500,000	465,970
			4,981,577
	Transportation — 0.3%
	Air Freight & Logistics — 0.3%
	Ryder System, Inc., 3.875% due 12/1/2023	750,000	739,860
			739,860
	Utilities — 10.1%
	Electric Utilities — 9.6%
[c]	Alexander Funding Trust, 1.841% due 11/15/2023	431,000	417,876
[c]	Alliant Energy Finance LLC, 3.75% due 6/15/2023	1,188,000	1,182,036
[b,c]	Ausgrid Finance Pty Ltd., 3.85% due 5/1/2023	1,600,000	1,597,680
	Cleveland Electric Illuminating Co., 5.50% due 8/15/2024	1,000,000	1,006,260
[a]	Dominion Energy, Inc., Series D, 5.396% (LIBOR 3 Month + 0.53%) due 9/15/2023	225,000	224,348
[a]	DTE Energy Co., 4.22% due 11/1/2024	907,000	897,613
[a]	Duke Energy Corp., 5.055% (SOFR + 0.25%) due 6/10/2023	1,385,000	1,382,521
[a]	Eversource Energy, Series T, 4.978% (SOFRINDX + 0.25%) due 8/15/2023	1,500,000	1,493,460
[b,c]	Israel Electric Corp. Ltd., 6.875% due 6/21/2023	1,500,000	1,500,570
[a]	Mississippi Power Co., Series A, 5.149% (SOFR + 0.30%) due 6/28/2024	750,000	742,012
[a]	National Rural Utilities Cooperative Finance Corp., 5.103% (SOFR + 0.40%) due 8/7/2023	250,000	249,098
	NextEra Energy Capital Holdings, Inc.,
	4.255% due 9/1/2024	750,000	742,852
[a]	5.092% (SOFRINDX + 0.40%) due 11/3/2023	1,113,000	1,107,813
[a]	5.85% (SOFRINDX + 1.02%) due 3/21/2024	375,000	374,250
[c]	Niagara Mohawk Power Corp., 3.508% due 10/1/2024	750,000	724,223
	OGE Energy Corp., 0.703% due 5/26/2023	725,000	719,838
	Pacific Gas & Electric Co., 4.25% due 8/1/2023	1,550,000	1,540,684
	Public Service Enterprise Group, Inc., 0.841% due 11/8/2023	1,390,000	1,350,844
	San Diego Gas & Electric Co., Series NN, 3.60% due 9/1/2023	1,500,000	1,494,030
	Southern California Edison Co.,
	Series C, 4.20% due 6/1/2025	230,000	226,748
	Series D, 3.40% due 6/1/2023	1,400,000	1,394,442
	Series J, 0.70% due 8/1/2023	1,000,000	985,090
[a]	Southern Co., Series 2021, 5.086% (SOFRINDX + 0.37%) due 5/10/2023	1,300,000	1,297,075
44 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Vistra Operations Co. LLC,
[c]	3.55% due 7/15/2024	$ 500,000	$ 482,975
[c]	4.875% due 5/13/2024	1,000,000	988,580
	Gas Utilities — 0.5%
	Entergy New Orleans LLC, 3.90% due 7/1/2023	1,250,000	1,243,800
			25,366,718
	Total Corporate Bonds (Cost $109,801,953)		109,624,464
	Long-Term Municipal Bonds — 0.0%
	New Jersey Transportation Trust Fund Authority,
	Series B,
	2.551% due 6/15/2023	30,000	29,840
	2.631% due 6/15/2024	25,000	24,233
	Total Long-Term Municipal Bonds (Cost $55,000)		54,073
	Short-Term Investments — 9.6%
[e]	Thornburg Capital Management Fund	2,398,125	23,981,255
	Total Short-Term Investments (Cost $23,981,256)		23,981,255
	Total Investments — 97.4% (Cost $244,500,531)		$243,737,376
	Other Assets Less Liabilities — 2.6%		6,460,677
	Net Assets — 100.0%		$250,198,053

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2023.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $99,841,654, representing 39.91% of the Fund’s net assets.
d	Bond in default.
e	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
DAC	Designated Activity Company
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFRINDX	Secured Overnight Financing Rate Index
TSFR1M	Term SOFR 1 Month
UMBS	Uniform Mortgage Backed Securities
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 45

Schedule of Investments
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
[a,b]	Malamute Energy, Inc.	847	$ 847
			847
	Total Common Stock (Cost $0)		847
	Preferred Stock — 0.4%
	Banks — 0.1%
	Banks — 0.1%
[c,d]	AgriBank FCB 6.875% (LIBOR 3 Month + 4.23%), 1/1/2024	40,000	4,037,600
			4,037,600
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
[c]	Crestwood Equity Partners LP 9.25%, 12/31/2049	653,920	6,081,456
			6,081,456
	Financial Services — 0.2%
	Capital Markets — 0.2%
[a,d]	Gabelli Dividend & Income Trust Series J, 1.70%, 3/26/2028	522	11,842,875
			11,842,875
	Total Preferred Stock (Cost $22,352,447)		21,961,931
	Asset Backed Securities — 15.4%
	Auto Receivables — 3.5%
	ACC Auto Trust,
[e]	Series 2021-A Class A, 1.08% due 4/15/2027	$ 793,078	786,856
[e]	Series 2022-A Class A, 4.58% due 7/15/2026	3,469,160	3,411,102
	ACC Trust,
[e]	Series 2019-2 Class C, 5.24% due 10/21/2024	313,486	312,959
[e]	Series 2022-1 Class A, 1.19% due 9/20/2024	956,845	949,196
	ACM Auto Trust,
[e]	Series 2022-1A Class B, 4.47% due 4/20/2029	1,607,340	1,603,263
[e]	Series 2023-1A Class A, 6.61% due 1/22/2030	4,628,393	4,630,167
[e]	American Credit Acceptance Receivables Trust, Series 2019-2 Class F, 5.81% due 6/12/2026	2,550,000	2,546,261
	Arivo Acceptance Auto Loan Receivables Trust,
[e]	Series 2019-1 Class B, 3.37% due 6/15/2025	1,325,604	1,315,761
[e]	Series 2021-1A Class A, 1.19% due 1/15/2027	1,016,153	985,124
[e]	Series 2021-1A Class C, 3.77% due 3/15/2027	900,000	841,808
[e]	Series 2021-1A Class D, 5.83% due 1/18/2028	850,000	764,793
[e]	Avid Automobile Receivables Trust, Series 2023-1 Class A, 6.63% due 7/15/2026	8,746,634	8,783,513
	Carvana Auto Receivables Trust,
[e]	Series 2019-4A Class R, due 10/15/2026	8,000	2,269,887
[e]	Series 2020-P1 Class R, due 9/8/2027	20,000	2,591,104
	Series 2021-N3 Class A1, 0.35% due 6/12/2028	267,292	260,564
[e]	Series 2021-N4 Class R, due 9/12/2028	11,650	2,580,417
[e]	Series 2021-P1 Class R, due 12/10/2027	23,500	3,590,324
[e]	Series 2021-P2 Class R, due 5/10/2028	7,500	2,318,721
[e]	Series 2021-P3 Class R, due 9/11/2028	9,000	3,598,615
[e]	Series 2021-P4 Class R, due 9/11/2028	8,250	3,440,956
[e]	Series 2022-N1 Class E, 6.01% due 12/11/2028	6,000,000	5,071,257
[e]	Series 2022-P1 Class R, due 1/10/2029	24,000	8,354,354
[e]	Series 2022-P1 Class XS, due 1/10/2029	551,233,355	2,175,277
[e]	CIG Auto Receivables Trust, Series 2019-1A Class D, 4.85% due 5/15/2026	1,897,597	1,859,055
	CPS Auto Receivables Trust,
[e]	Series 2018-C Class E, 6.07% due 9/15/2025	1,423,120	1,423,049
[e]	Series 2020-A Class F, 6.93% due 3/15/2027	3,500,000	3,454,677
46 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	Series 2020-B Class D, 4.75% due 4/15/2026	$ 932,456	$ 927,307
[e]	Series 2020-C Class F, 6.67% due 11/15/2027	1,000,000	961,166
[e]	CPS Auto Securitization Trust, Series 2021-1A Class A, 7.86% due 6/16/2026	10,000,000	9,715,210
[e]	Credit Suisse ABS Trust Series 2020-AT1 Class CERT, due 6/15/2026	10,000	141,801
[e]	Credito Real USA Auto Receivables Trust, Series 2021-1A Class A, 1.35% due 2/16/2027	2,276,094	2,236,363
[e]	Exeter Automobile Receivables Trust, Series 2019-3A Class D, 3.11% due 8/15/2025	7,685,627	7,591,206
	FHF Trust,
[e]	Series 2021-2A Class A, 0.83% due 12/15/2026	2,370,904	2,259,136
[e]	Series 2022-2A Class A, 6.14% due 12/15/2027	6,541,760	6,473,405
	First Investors Auto Owner Trust,
[e]	Series 2019-1A Class E, 4.53% due 6/16/2025	3,640,000	3,632,889
[e]	Series 2020-1A Class C, 2.55% due 2/17/2026	1,311,184	1,305,285
[e]	Series 2022-1A Class E, 5.41% due 6/15/2029	5,000,000	4,687,676
	Flagship Credit Auto Trust,
[e]	Series 2018-4 Class R, due 3/16/2026	13,000	631,725
[e]	Series 2019-1 Class E, 5.06% due 6/15/2026	2,500,000	2,456,372
[e]	Series 2019-1 Class R, due 6/15/2026	24,000	713,907
[e]	Series 2019-2 Class R, due 12/15/2026	33,000	1,665,876
[e]	Series 2019-3 Class R, due 12/15/2026	31,000	2,404,411
[e]	Series 2019-4 Class R, due 3/15/2027	8,000	721,540
[e]	Series 2022-1 Class E, 5.37% due 6/15/2029	6,120,000	5,259,093
	Foursight Capital Automobile Receivables Trust,
[e]	Series 2019-1 Class F, 5.57% due 11/16/2026	500,000	499,350
[e]	Series 2020-1 Class E, 3.49% due 4/15/2026	1,100,000	1,082,948
[e]	Series 2021-1 Class F, 4.06% due 8/15/2028	3,130,000	2,865,964
[e]	GLS Auto Receivables Issuer Trust, Series 2020-2A Class C, 4.57% due 4/15/2026	2,025,000	2,001,447
	JPMorgan Chase Bank NA - CACLN,
[e]	Series 2020 -1 Class R, 33.784% due 1/25/2028	1,816,919	1,899,825
[e]	Series 2020-2 Class R, 31.355% due 2/25/2028	8,603,640	8,829,632
[e]	Series 2021-1 Class R, 28.348% due 9/25/2028	3,293,647	3,435,343
[e]	Series 2021-2 Class G, 8.482% due 12/26/2028	3,950,000	3,332,562
	Lendbuzz Securitization Trust,
[e]	Series 2021-1A Class A, 1.46% due 6/15/2026	3,501,849	3,343,977
[e]	Series 2022-1A Class A, 4.22% due 5/17/2027	15,370,561	14,867,307
[e]	Series 2023-1A Class A1, 5.383% due 3/15/2024	6,537,123	6,535,297
[e]	Octane Receivables Trust, Series 2020-1A Class A, 1.71% due 2/20/2025	250,270	248,377
[e]	Prestige Auto Receivables Trust, Series 2018-1A Class E, 5.03% due 1/15/2026	2,625,000	2,612,459
	Santander Consumer Auto Receivables Trust,
[e]	Series 2020-AA Class R, due 1/16/2029	25,000	3,464,053
[e]	Series 2021-AA Class F, 5.79% due 8/15/2028	3,000,000	2,802,311
[e]	Series 2021-AA Class R, due 8/15/2028	28,500	1,569,032
[e]	Skopos Auto Receivables Trust, Series 2019-1A Class D, 5.24% due 4/15/2025	2,100,830	2,088,143
[e]	Tricolor Auto Securitization Trust, Series 2023-1A Class A, 6.48% due 8/17/2026	5,942,022	5,941,980
	United Auto Credit Securitization Trust,
[e]	Series 2021-1 Class F, 4.30% due 9/10/2027	6,125,000	5,811,033
[e]	Series 2022-1 Class R, due 11/10/2028	37,000	7,540,686
[e]	Veros Auto Receivables Trust, Series 2021-1 Class A, 0.92% due 10/15/2026	610,755	603,267
[e]	Veros Automobile Receivables Trust, Series 2020-1 Class D, 5.64% due 2/16/2027	7,000,000	6,987,178
			212,065,599
	Credit Card — 1.1%
[e]	Avant Credit Card Master Trust, Series 2021-1A Class A, 1.37% due 4/15/2027	3,000,000	2,791,369
	Continental Credit Card ABS LLC,
[e]	Series 2019-1A Class A, 3.83% due 8/15/2026	2,105,439	2,095,696
[e]	Series 2019-1A Class C, 6.16% due 8/15/2026	6,440,000	6,281,874
	Continental Finance Credit Card ABS Master Trust,
[e]	Series 2020-1A Class A, 2.24% due 12/15/2028	3,000,000	2,861,285
[e]	Series 2020-1A Class B, 3.66% due 12/15/2028	3,700,000	3,430,736
[e]	Genesis Private Label Amortizing Trust, Series 2020-1 Class D, 6.63% due 7/20/2030	1,321,072	1,312,994
	Mercury Financial Credit Card Master Trust,
[e]	Series 2022-1A Class A, 2.50% due 9/21/2026	12,500,000	11,730,265
[e]	Series 2023-1A Class A, 8.04% due 9/20/2027	14,600,000	14,605,189
[e]	Mission Lane Credit Card Master Trust, Series 2021-A Class A, 1.59% due 9/15/2026	13,599,000	13,208,264
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 47

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Perimeter Master Note Business Trust,
[e]	Series 2019-2A Class A, 4.23% due 5/15/2024	$ 1,922,409	$ 1,883,662
[e]	Series 2019-2A Class B, 5.21% due 5/15/2024	6,500,000	6,357,405
[e]	Series 2019-2A Class C, 7.06% due 5/15/2024	1,463,000	1,436,906
			67,995,645
	Other Asset Backed — 9.2%
[d,e]	321 Henderson Receivables I LLC, Series 2006-3A Class A1, 4.884% (LIBOR 1 Month + 0.20%) due 9/15/2041	647,573	629,771
[e]	ACHV ABS Trust, Series 2023-1PL Class A, 6.42% due 3/18/2030	2,792,771	2,791,528
[e]	Affirm Asset Securitization Trust, Series 2021-Z2 Class A, 1.17% due 11/16/2026	1,075,105	1,034,494
	AFG ABS I LLC,
[e]	Series 2023-1 Class A1, 5.462% due 2/15/2024	8,000,000	7,995,974
[e]	Series 2023-1 Class A2, 6.30% due 9/16/2030	10,000,000	10,064,798
[e]	Amur Equipment Finance Receivables IX LLC, Series 2021-1A Class F, 6.09% due 2/20/2029	8,152,000	7,465,623
	Amur Equipment Finance Receivables VIII LLC,
[e]	Series 2020-1A Class E, 7.00% due 1/20/2027	2,237,613	2,219,417
[e]	Series 2020-1A Class F, 7.00% due 12/20/2027	6,301,302	6,180,076
	Aqua Finance Trust,
[e]	Series 2019-A Class D, 6.07% due 7/16/2040	17,926,591	16,240,544
[e]	Series 2020-AA Class A, 1.90% due 7/17/2046	4,163,771	3,838,049
[e]	Series 2020-AA Class D, 7.15% due 7/17/2046	2,550,000	2,273,048
[e]	Series 2021-A Class A, 1.54% due 7/17/2046	6,288,996	5,675,159
[d,e,f]	Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1 Class A, 6.008% (SOFR30A + 1.45%) due 1/15/2037	20,000,000	19,641,658
[e]	Arm Master Trust LLC Agricultural Loan Backed Notes, Series 2021-T1 Class A, 2.43% due 11/15/2027	12,550,000	11,711,660
	BHG Securitization Trust,
[e]	Series 2021-A Class C, 3.69% due 11/17/2033	2,200,000	1,749,276
[e]	Series 2021-B Class A, 0.90% due 10/17/2034	2,860,845	2,715,910
[e]	Series 2022-A Class A, 1.71% due 2/20/2035	12,110,571	11,577,814
[d,e,f]	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A Class A, 4.213% due 12/16/2041	4,437,959	3,972,018
	CFG Investments Ltd.,
[e]	Series 2021-1 Class A, 4.70% due 5/20/2032	7,275,000	7,050,178
[e]	Series 2021-1 Class C, 7.48% due 5/20/2032	1,560,000	1,496,810
[e]	Series 2021-1 Class D, 9.07% due 5/20/2032	515,000	485,368
[e]	CFMT Issuer Trust, Series 2021-GRN1 Class A, 1.10% due 3/20/2041	1,027,370	947,899
[e]	Conn’s Receivables Funding LLC, Series 2022-A Class A, 5.87% due 12/15/2026	470,232	470,158
[d,e]	Consumer Lending Receivables Trust Clrt Series 2019-A Class CERT, due 4/15/2026	310,000	2,306,329
	Consumer Loan Underlying Bond Certificate Issuer Trust I,
[e]	Series 2019-HP1 Class C, 4.70% due 12/15/2026	1,906,237	1,900,877
[d,e]	Series 2019-HP1 Class CERT, due 12/15/2026	100,000	1,174,826
[e]	Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-P2 Class C, 4.41% due 10/15/2026	235,662	234,988
[e]	Consumer Loan Underlying Bond Credit Trust, Series 2019-P1 Class C, 4.66% due 7/15/2026	2,283,557	2,281,036
[e]	CP EF Asset Securitization I LLC, Series 2022-1A Class A, 5.96% due 4/15/2030	10,781,300	10,664,367
[e]	Crossroads Asset Trust, Series 2022-A Class A, 6.35% due 4/21/2031	9,264,342	9,325,779
	Dext ABS LLC,
[e]	Series 2020-1 Class A, 1.46% due 2/16/2027	546,551	542,199
[e]	Series 2021-1 Class A, 1.12% due 2/15/2028	3,513,472	3,376,066
[e]	Diamond Infrastructure Funding LLC, Series 2021-1A Class A, 1.76% due 4/15/2049	15,300,000	13,094,023
[e]	Diamond Issuer, Series 2021-1A Class A, 2.305% due 11/20/2051	10,983,000	9,478,722
[e]	Diamond Resorts Owner Trust, Series 2019-1A Class A, 2.89% due 2/20/2032	1,206,610	1,162,432
[e,f]	ECAF I Ltd., Series 2015-1A Class B1, 5.802% due 6/15/2040	4,600,060	1,144,716
[e]	ExteNet LLC, Series 2019-1A Class A2, 3.204% due 7/26/2049	5,000,000	4,756,920
[e]	FAT Brands Fazoli’s Native I LLC, Series 2021-1 Class A2, 6.00% due 7/25/2051	11,313,000	10,045,209
	Foundation Finance Trust,
[e]	Series 2019-1A Class A, 3.86% due 11/15/2034	1,734,516	1,701,124
[e]	Series 2019-1A Class C, 5.66% due 11/15/2034	575,000	556,418
[e]	Series 2020-1A Class A, 3.54% due 7/16/2040	2,927,903	2,831,633
[e]	Series 2020-1A Class C, 5.75% due 7/16/2040	4,025,000	3,674,175
[e]	Series 2021-1A Class A, 1.27% due 5/15/2041	1,834,868	1,660,081
[e]	Series 2021-1A Class D, 4.96% due 5/15/2041	2,345,000	2,087,944
[e]	Series 2021-2A Class A, 2.19% due 1/15/2042	1,892,179	1,769,366
[e]	Series 2021-2A Class D, 5.73% due 1/15/2042	3,750,000	3,403,414
[e]	FREED ABS Trust, Series 2019-2 Class C, 4.86% due 11/18/2026	1,181,992	1,181,104
48 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Goldman Home Improvement Trust Issuer Trust,
[e]	Series 2021-GRN2 Class A, 1.15% due 6/25/2051	$ 7,592,033	$ 6,989,260
[a,e]	Series 2021-GRN2 Class R, due 6/20/2051	41,500	3,205,466
[e]	Series 2022-GRN1 Class A, 4.50% due 6/25/2052	3,659,990	3,581,190
[e]	Goodgreen Trust, Series 2021-1A Class A, 2.66% due 10/15/2056	10,418,419	8,797,327
	GoodLeap Sustainable Home Solutions Trust,
[e]	Series 2021-3CS Class C, 3.50% due 5/20/2048	4,388,280	3,071,940
[e]	Series 2021-4GS Class A, 1.93% due 7/20/2048	4,055,761	3,175,404
[d,e,f]	Greystone Commercial Real Estate Notes Ltd., Series 2021-FL3 Class A, 5.962% (TSFR1M + 1.13%) due 7/15/2039	14,000,000	13,654,736
[e]	HERO Funding Trust, Series 2017-2A Class A1, 3.28% due 9/20/2048	984,411	908,858
[e]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	1,186,554	1,121,456
	InStar Leasing III LLC,
[e]	Series 2021-1A Class A, 2.30% due 2/15/2054	4,453,786	3,733,290
[e]	Series 2021-1A Class C, 5.29% due 2/15/2054	6,112,752	3,809,111
[e]	LendingClub Receivables Trust, Series 2020-6A Class A, 2.75% due 11/15/2047	35,118	35,047
	LendingPoint Asset Securitization Trust,
[e]	Series 2012-B Class A, 4.77% due 10/15/2029	2,818,173	2,769,857
[e]	Series 2020-REV1 Class A, 2.731% due 10/15/2028	3,089,980	3,062,992
[e]	Series 2020-REV1 Class C, 7.699% due 10/15/2028	4,000,000	3,894,578
[e]	Series 2021-A Class D, 5.73% due 12/15/2028	9,000,000	8,428,235
[e]	Series 2021-B Class D, 6.12% due 2/15/2029	5,000,000	4,597,698
[e]	Series 2022-A Class E, 7.02% due 6/15/2029	6,000,000	5,168,593
[e]	Series 2022-C Class A, 6.56% due 2/15/2030	5,458,421	5,448,826
[e]	LendingPoint Pass-Through Trust, Series 2022-ST3 Class A, 4.00% due 5/15/2028	788,782	761,773
	LL ABS Trust,
[e]	Series 2020-1A Class C, 6.54% due 1/17/2028	5,182,434	5,080,435
[e]	Series 2021-1A Class A, 1.07% due 5/15/2029	1,655,066	1,579,214
	Loanpal Solar Loan Ltd.,
[a,e,g]	Series 2021-1GS Class R, due 1/20/2048	13,252,480	11,517,558
[e]	Series 2021-2GS Class C, 3.50% due 3/20/2048	3,189,301	1,991,633
	LP LMS Asset Securitization Trust,
[e]	Series 2021-2A Class A, 1.75% due 1/15/2029	3,664,002	3,561,681
[e]	Series 2021-2A Class D, 6.61% due 1/15/2029	2,947,000	2,548,491
	Marlette Funding Trust,
[e]	Series 2018-1A Class CERT, due 3/15/2028	58,592	583,238
[e]	Series 2019-1A Class C, 4.42% due 4/16/2029	460,217	459,392
[e]	Series 2019-4A Class C, 3.76% due 12/17/2029	2,183,598	2,161,306
[e]	Series 2021-1A Class R, due 6/16/2031	9,520	677,105
[e]	Series 2021-2A Class R, due 9/15/2031	16,347	1,592,933
[e]	Series 2021-3A Class R, due 12/15/2031	23,182	3,231,696
[e]	Series 2022-3A Class A, 5.18% due 11/15/2032	5,017,704	4,968,175
	Mosaic Solar Loan Trust,
[e]	Series 2020-2A Class D, 5.42% due 8/20/2046	966,521	885,111
[e]	Series 2020-2A Class R, due 8/20/2046	1,120,937	466,392
[a,e]	Series 2021-1A Class R, due 12/20/2046	7,400,552	2,440,968
[a,e]	Series 2021-2A Class R, due 4/22/2047	9,930,000	1,888,443
[a,e]	Series 2021-3A Class R, due 6/20/2052	12,320,000	3,041,838
[e]	Netcredit Combined Receivables LLC, Series 2023-A Class A, 7.78% due 12/20/2027	10,000,000	9,984,710
	New Residential Advance Receivables Trust Advance Receivables Backed,
[e]	Series 2020-T1 Class AT1, 1.426% due 8/15/2053	8,500,000	8,316,703
[e]	Series 2020-T1 Class BT1, 1.823% due 8/15/2053	3,000,000	2,934,488
[e]	Series 2020-T1 Class CT1, 2.269% due 8/15/2053	3,400,000	3,327,710
[e]	Series 2020-T1 Class DT1, 3.011% due 8/15/2053	6,575,000	6,437,331
	NRZ Advance Receivables Trust,
[e]	Series 2020-T2 Class AT2, 1.475% due 9/15/2053	18,705,000	18,250,420
[e]	Series 2020-T2 Class CT2, 2.17% due 9/15/2053	3,000,000	2,921,993
[e]	Series 2020-T2 Class DT2, 2.863% due 9/15/2053	5,550,000	5,402,720
	Oportun Funding LLC,
[e]	Series 2022-1 Class A, 3.25% due 6/15/2029	4,339,814	4,282,234
[d,e]	Series 2022-1 Class CERT, due 6/15/2029	11,000	3,326,487
[e]	Oportun Issuance Trust, Series 2022-A Class A, 5.05% due 6/9/2031	10,588,000	10,328,107
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 49

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Pagaya AI Debt Selection Trust,
[e]	Series 2021-1 Class A, 1.18% due 11/15/2027	$ 1,249,255	$ 1,237,259
[e]	Series 2021-3 Class A, 1.15% due 5/15/2029	2,494,759	2,452,807
[e]	Series 2021-HG1 Class A, 1.22% due 1/16/2029	2,601,892	2,474,213
	Pagaya AI Debt Trust,
[e]	Series 2022-1 Class A, 2.03% due 10/15/2029	8,658,514	8,375,037
[e]	Series 2022-2 Class A, 4.97% due 1/15/2030	4,636,750	4,566,690
[e]	Series 2023-1 Class A, 7.556% due 7/15/2030	7,250,000	7,270,432
[e]	Pawnee Equipment Receivables LLC, Series 2020-1 Class A, 1.37% due 11/17/2025	225,783	224,242
[e]	Post Road Equipment Finance, Series 2022-1A Class A1, 3.76% due 8/16/2027	4,492,935	4,436,961
	Prosper Marketplace Issuance Trust,
[d,e]	Series 2019-2A Class CERT, due 9/15/2025	16,385	538,942
[d,e]	Series 2019-3A Class CERT, due 7/15/2025	101,327,127	406,828
[e]	Series 2019-4A Class C, 4.95% due 2/17/2026	1,494,648	1,492,004
	Prosper Pass-Thru Trust II,
[e]	Series 2019-ST1 Class CERT, due 7/15/2025	13,363,728	311,188
[e]	Series 2019-ST2 Class A 3.75% due 11/15/2025	310,287	308,097
[e]	Series 2019-ST2 Class R1, due 11/15/2025	6,385,267	753,972
[e]	Series 2019-ST2 Class R2, due 11/15/2025	3,193,133	377,045
[d,e]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	4,607,000	4,473,972
[e]	SCF Equipment Leasing LLC, Series 2019-2A Class C, 3.11% due 6/21/2027	7,300,000	6,988,761
[e]	Service Experts Issuer LLC, Series 2021-1A Class A, 2.67% due 2/2/2032	6,997,392	6,539,075
[e,h]	Sierra Timeshare Receivables Funding LLC, Series 2023-1A Class D, 9.89% due 1/20/2040	4,000,000	4,008,432
[e]	SolarCity LMC Series I LLC, Series 2013-1 Class A, 4.80% due 11/20/2038	1,130,477	1,102,005
[e]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	4,117,573	3,827,090
[e]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	3,300,000	3,045,751
[e]	Stack Infrastructure Issuer LLC, Series 2021-1A Class A2, 1.877% due 3/26/2046	7,500,000	6,722,921
	Theorem Funding Trust,
[e]	Series 2021-1A Class A, 1.21% due 12/15/2027	1,472,031	1,454,051
[e]	Series 2022-3A Class A, 7.60% due 4/15/2029	7,333,329	7,390,262
	Upstart Pass-Through Trust,
[e]	Series 2020-ST1 Class A, 3.75% due 2/20/2028	725,898	711,456
[e]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	687,387	670,237
[e]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	903,830	880,704
[e]	Series 2020-ST5 Class A, 3.00% due 12/20/2026	3,977,965	3,808,903
[e]	Series 2021-ST1 Class A, 2.75% due 2/20/2027	2,545,004	2,429,608
[e]	Series 2021-ST2 Class A, 2.50% due 4/20/2027	2,842,375	2,695,120
[e]	Series 2021-ST4 Class A, 2.00% due 7/20/2027	2,491,720	2,332,165
[e]	Series 2021-ST5 Class A, 2.00% due 7/20/2027	2,517,152	2,364,914
[e]	Series 2021-ST6 Class A, 1.85% due 8/20/2027	2,101,634	1,957,077
[e]	Series 2021-ST8 Class A, 1.75% due 10/20/2029	824,541	762,621
[e]	Series 2021-ST8 Class CERT, due 10/20/2029	5,400,000	1,341,787
[e]	Series 2021-ST9 Class CERT, due 11/20/2029	1,414,000	379,813
	Upstart Securitization Trust,
[e,g]	Series 2018-2 Class CERT, due 12/22/2025	84,500	2,129,962
[e]	Series 2021-2 Class A, 0.91% due 6/20/2031	392,926	388,823
[e]	Series 2021-3 Class CERT, due 7/20/2031	7,165	561,706
[e]	Series 2021-4 Class A, 0.84% due 9/20/2031	1,620,264	1,582,298
[e]	Series 2021-4 Class CERT, due 9/20/2031	4,706	496,634
[e]	Series 2023-1 Class A, 6.59% due 2/20/2033	4,225,000	4,209,996
	Upstart Structured Pass-Through Trust,
[e]	Series 2022-1A Class A, 3.40% due 4/15/2030	9,320,842	8,930,741
[e]	Series 2022-4A Class A, 7.01% due 11/15/2030	7,359,522	7,356,671
			555,754,400
	Student Loan — 1.6%
	College Ave Student Loans LLC,
[d,e]	Series 2021-A Class A1, 5.945% (LIBOR 1 Month + 1.10%) due 7/25/2051	3,034,227	2,950,726
[e]	Series 2021-A Class A2, 1.60% due 7/25/2051	288,974	250,528
[d,e]	Series 2021-C Class A1, 5.745% (LIBOR 1 Month + 0.90%) due 7/26/2055	5,817,019	5,526,596
[e]	Series 2021-C Class R, due 7/26/2055	38,750	8,439,521
	Commonbond Student Loan Trust,
[e]	Series 18-CGS Class A1, 3.87% due 2/25/2046	482,838	461,547
50 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	Series 2020-1 Class A, 1.69% due 10/25/2051	$ 1,817,984	$ 1,640,951
[e]	Series 2021-BGS Class A, 1.17% due 9/25/2051	2,866,998	2,359,608
	National Collegiate Student Loan Trust,
[d]	Series 2004-2 Class B, 5.385% (LIBOR 1 Month + 0.54%) due 12/26/2033	14,609,738	13,943,768
[d]	Series 2006-1 Class A5, 5.195% (LIBOR 1 Month + 0.35%) due 3/25/2033	13,529,040	12,543,453
[d]	Series 2006-4 Class A4, 5.155% (LIBOR 1 Month + 0.31%) due 5/25/2032	4,837,445	4,544,917
[d]	Series 2007-2 Class A4, 5.135% (LIBOR 1 Month + 0.29%) due 1/25/2033	2,469,380	2,252,094
[d,e]	Navient Private Education Refi Loan Trust, Series 2019-D Class A2B, 5.734% (LIBOR 1 Month + 1.05%) due 12/15/2059	3,739,813	3,661,368
[d,e]	Nelnet Private Education Loan Trust, Series 2016-A Class A1A, 6.595% (LIBOR 1 Month + 1.75%) due 12/26/2040	7,158	7,156
	Nelnet Student Loan Trust,
[d,e]	Series 2015-2A Class A2, 5.445% (LIBOR 1 Month + 0.60%) due 9/25/2042	1,988,993	1,911,029
[d,e]	Series 2021-CA Class AFL, 5.501% (LIBOR 1 Month + 0.74%) due 4/20/2062	3,558,522	3,469,692
[d,e]	Series 2021-DA Class AFL, 5.451% (LIBOR 1 Month + 0.69%) due 4/20/2062	4,217,112	4,094,576
[d,e,f]	Prodigy Finance DAC, Series 2021-1A Class A, 6.095% (LIBOR 1 Month + 1.25%) due 7/25/2051	947,985	910,940
	SLM Student Loan Trust,
[d]	Series 2008-2 Class A3, 5.568% (LIBOR 3 Month + 0.75%) due 4/25/2023	616,361	586,062
[d]	Series 2008-5 Class A4, 6.518% (LIBOR 3 Month + 1.70%) due 7/25/2023	765,061	760,983
[d]	Series 2011-2 Class A2, 6.045% (LIBOR 1 Month + 1.20%) due 10/25/2034	3,441,084	3,438,792
[d]	Series 2012-1 Class A3, 5.795% (LIBOR 1 Month + 0.95%) due 9/25/2028	1,686,699	1,604,761
[d]	Series 2013-6 Class A3, 5.495% (LIBOR 1 Month + 0.65%) due 6/26/2028	1,797,039	1,742,641
	SMB Private Education Loan Trust,
[e]	Series 2021-A Class R, due 1/15/2053	2,742	6,656,725
[d,e]	Series 2021-D Class A1B, 5.284% (LIBOR 1 Month + 0.60%) due 3/17/2053	2,814,476	2,729,414
[e]	Series 2022-A Class D, 4.75% due 11/16/2054	6,000,000	5,617,394
[e]	SoFi Professional Loan Program Trust Series 2021-B Class R1, due 2/15/2047	90,000	3,109,434
[d,e]	Towd Point Asset Trust, Series 2021-SL1 Class A2, 5.461% (LIBOR 1 Month + 0.70%) due 11/20/2061	2,793,668	2,745,002
			97,959,678
	Total Asset Backed Securities (Cost $984,081,618)		933,775,322
	Corporate Bonds — 50.4%
	Automobiles & Components — 0.9%
	Automobile Components — 0.2%
[e]	LKQ European Holdings BV (EUR), 4.125% due 4/1/2028	6,600,000	6,939,962
[e]	Real Hero Merger Sub 2, Inc., 6.25% due 2/1/2029	4,616,000	3,423,687
	Automobiles — 0.5%
[d,e]	Daimler Truck Finance North America LLC, 5.569% (SOFR+ 0.75%) due 12/13/2024	4,099,000	4,040,384
	Hyundai Capital America,
[e]	0.875% due 6/14/2024	2,950,000	2,796,217
[e]	1.00% due 9/17/2024	7,143,000	6,697,063
[e]	1.80% due 10/15/2025 - 1/10/2028	1,933,000	1,737,081
[e]	2.375% due 10/15/2027	1,345,000	1,188,065
[e]	3.00% due 2/10/2027	2,750,000	2,520,018
[e]	5.50% due 3/30/2026	3,000,000	3,005,400
[e,f]	Hyundai Capital Services, Inc., 1.25% due 2/8/2026	830,000	743,331
[e]	Mercedes-Benz Finance North America LLC, 2.125% due 3/10/2025	7,500,000	7,115,850
	Construction & Engineering — 0.2%
[e,f]	IHS Netherlands Holdco BV, 8.00% due 9/18/2027	15,475,000	13,714,409
			53,921,467
	Banks — 0.5%
	Banks — 0.5%
[d,e,f]	Bank Leumi Le-Israel BM, 7.129% (5-Yr. CMT + 346.6%) due 7/18/2033	6,000,000	5,822,640
	FNB Corp., 5.15% due 8/25/2025	3,170,000	2,948,385
	KeyBank NA, 5.00% due 1/26/2033	9,100,000	8,450,078
[e,f]	Macquarie Bank Ltd., 3.624% due 6/3/2030	2,800,000	2,385,544
[d,e,f]	NBK SPC Ltd., 1.625% (SOFR + 1.05%) due 9/15/2027	5,177,000	4,605,563
	Santander Holdings USA, Inc.,
	3.244% due 10/5/2026	1,815,000	1,642,176
	3.45% due 6/2/2025	1,185,000	1,113,983
	Synchrony Bank, 5.40% due 8/22/2025	6,660,000	6,244,882
			33,213,251
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 51

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Capital Goods — 1.7%
	Aerospace & Defense — 1.0%
	Boeing Co., 2.196% due 2/4/2026	$ 2,832,000	$ 2,626,992
[e]	BWX Technologies, Inc.,4.125% due 6/30/2028 - 4/15/2029	15,461,000	13,813,872
	Spirit AeroSystems, Inc.,
[e]	7.50% due 4/15/2025	6,676,000	6,678,804
[e]	9.375% due 11/30/2029	2,490,000	2,717,984
	Teledyne Technologies, Inc.,
	2.25% due 4/1/2028	4,423,000	3,955,268
	2.75% due 4/1/2031	2,217,000	1,892,830
	TransDigm, Inc.,
[e]	6.25% due 3/15/2026	12,244,000	12,253,673
[e]	6.75% due 8/15/2028	11,165,000	11,276,650
[e]	8.00% due 12/15/2025	5,600,000	5,710,600
	Industrial Conglomerates — 0.2%
	Lennox International, Inc., 3.00% due 11/15/2023	12,343,000	12,130,700
	Machinery — 0.5%
[e,f]	ATS Corp., 4.125% due 12/15/2028	9,620,000	8,554,873
	Flowserve Corp., 3.50% due 10/1/2030	4,053,000	3,516,991
	nVent Finance Sarl,
[f]	2.75% due 11/15/2031	4,097,000	3,361,261
[f]	4.55% due 4/15/2028	3,000,000	2,862,690
	Regal Rexnord Corp.,
[e]	6.05% due 2/15/2026	4,350,000	4,379,754
[e]	6.30% due 2/15/2030	6,000,000	6,027,660
	Westinghouse Air Brake Technologies Corp., 4.40% due 3/15/2024	3,854,000	3,802,626
			105,563,228
	Commercial & Professional Services — 1.2%
	Commercial Services & Supplies — 0.9%
[e]	ACCO Brands Corp., 4.25% due 3/15/2029	16,611,000	14,344,263
	Avery Dennison Corp., 5.75% due 3/15/2033	17,120,000	17,801,547
[f]	Cimpress plc, 7.00% due 6/15/2026	12,141,000	9,867,841
[e]	Clean Harbors, Inc., 6.375% due 2/1/2031	1,000,000	1,020,360
	CoreCivic, Inc., 8.25% due 4/15/2026	5,250,000	5,311,425
	Quanta Services, Inc., 0.95% due 10/1/2024	10,069,000	9,390,249
	Professional Services — 0.3%
	Gartner, Inc.,
[e]	3.625% due 6/15/2029	7,155,000	6,391,061
[e]	4.50% due 7/1/2028	3,749,000	3,558,176
	Verisk Analytics, Inc., 5.75% due 4/1/2033	6,750,000	7,087,297
			74,772,219
	Commercial Services — 0.3%
	Food Products — 0.2%
[e]	Darling Global Finance BV (EUR), 3.625% due 5/15/2026	9,700,000	10,207,952
	Hotels, Restaurants & Leisure — 0.1%
	Marriott International, Inc., Series GG, 3.50% due 10/15/2032	8,825,000	7,735,024
			17,942,976
	Consumer Discretionary Distribution & Retail — 0.3%
	Broadline Retail — 0.1%
	MercadoLibre, Inc., 3.125% due 1/14/2031	9,465,000	7,451,416
	Specialty Retail — 0.2%
	Advance Auto Parts, Inc.,
	1.75% due 10/1/2027	1,792,000	1,547,930
	3.90% due 4/15/2030	2,996,000	2,726,030
	5.90% due 3/9/2026	5,850,000	5,973,961
			17,699,337
	Consumer Durables & Apparel — 0.4%
52 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Household Durables — 0.2%
[e]	CD&R Smokey Buyer, Inc., 6.75% due 7/15/2025	$ 13,833,000	$ 11,866,639
	Leisure Products — 0.2%
[e]	Vista Outdoor, Inc., 4.50% due 3/15/2029	16,065,000	12,955,780
			24,822,419
	Consumer Services — 1.0%
	Hotels, Restaurants & Leisure — 1.0%
	Hyatt Hotels Corp.,
	1.80% due 10/1/2024	6,520,000	6,162,965
	6.00% due 4/23/2030	4,475,000	4,542,125
	Marriott International, Inc., Series- II, 2.75% due 10/15/2033	2,359,000	1,909,351
[e]	Nathan’s Famous, Inc., 6.625% due 11/1/2025	11,131,000	11,039,948
[e]	Papa John’s International, Inc., 3.875% due 9/15/2029	12,568,000	10,806,343
[e]	SeaWorld Parks & Entertainment, Inc., 8.75% due 5/1/2025	15,990,000	16,421,570
[e]	TKC Holdings, Inc., 6.875% due 5/15/2028	8,650,000	7,349,300
			58,231,602
	Consumer Staples Distribution & Retail — 0.4%
	Consumer Staples Distribution & Retail — 0.4%
[e]	7-Eleven, Inc., 0.80% due 2/10/2024	5,236,000	5,017,240
	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC,
[e]	5.875% due 2/15/2028	13,948,000	13,861,522
[e]	6.50% due 2/15/2028	4,725,000	4,763,698
[e]	KeHE Distributors LLC/KeHE Finance Corp., 8.625% due 10/15/2026	3,567,000	3,546,740
			27,189,200
	Energy — 3.6%
	Energy Equipment & Services — 0.3%
[e]	Enviva Partners LP/Enviva Partners Finance Corp., 6.50% due 1/15/2026	17,644,000	16,062,568
[e,f]	Odebrecht Offshore Drilling Finance Ltd., 7.72% due 12/1/2026 PIK	2,660,787	549,932
[c,e,f]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas SA), Zero coupon due 5/1/2023	304,899	622
[b,e,f,i]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	10,461,182	52,306
	Oil, Gas & Consumable Fuels — 3.3%
	Buckeye Partners LP, 4.15% due 7/1/2023	4,945,000	4,914,786
[e]	Chesapeake Energy Corp., 5.50% due 2/1/2026	8,550,000	8,411,148
[e]	Citgo Holding, Inc., 9.25% due 8/1/2024	15,777,000	15,813,603
[e]	CITGO Petroleum Corp., 7.00% due 6/15/2025	5,000,000	4,944,750
[e]	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	725,000	702,380
	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75% due 5/15/2025	10,848,000	10,642,539
[f]	Ecopetrol SA, 8.875% due 1/13/2033	19,451,000	19,690,442
[e]	El Paso Natural Gas Co. LLC, 3.50% due 2/15/2032	1,989,000	1,713,464
[d]	Energy Transfer LP, 7.831% (LIBOR 3 Month + 3.02%) due 11/1/2066	1,200,000	872,520
[e]	Florida Gas Transmission Co. LLC, 2.30% due 10/1/2031	3,985,000	3,249,409
	Galaxy Pipeline Assets Bidco Ltd.,
[e,f]	1.75% due 9/30/2027	7,512,526	6,999,571
[e,f]	2.16% due 3/31/2034	3,867,756	3,336,404
[e,f]	2.625% due 3/31/2036	6,630,000	5,443,561
[b,e,f,i]	Gazprom PJSC via Gaz Finance plc, 3.50% due 7/14/2031	16,000,000	10,282,240
	Gray Oak Pipeline LLC,
[e]	2.00% due 9/15/2023	7,848,000	7,714,584
[e]	3.45% due 10/15/2027	6,730,000	6,076,921
[e]	Gulfstream Natural Gas System LLC, 4.60% due 9/15/2025	5,000,000	4,885,500
	Kinder Morgan, Inc., 5.20% due 6/1/2033	3,846,000	3,819,924
[e]	Midwest Connector Capital Co. LLC, 4.625% due 4/1/2029	5,487,000	5,126,285
	MPLX LP, 4.95% due 9/1/2032	4,675,000	4,579,817
	Parkland Corp.,
[e,f]	4.50% due 10/1/2029	1,825,000	1,621,896
[e,f]	5.875% due 7/15/2027	3,726,000	3,613,810
	Petroleos Mexicanos,
[f]	5.95% due 1/28/2031	6,562,000	5,020,914
[f]	6.84% due 1/23/2030	4,450,000	3,686,647
[f]	8.75% due 6/2/2029	6,500,000	6,052,345
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 53

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Petroleos Mexicanos (EUR), 3.75% due 2/21/2024	$ 4,466,000	$ 4,770,726
[e,f]	Petrorio Luxembourg Trading Sarl, 6.125% due 6/9/2026	800,000	750,672
[e]	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50% due 10/15/2026	848,000	814,580
[c]	Summit Midstream Partners LP, Series A, 12.296% (LIBOR 3 Month + 7.43%) due 5/1/2023	2,114,000	1,578,037
	Sunoco LP/Sunoco Finance Corp.,
	4.50% due 4/30/2030	2,500,000	2,260,250
	5.875% due 3/15/2028	10,000,000	9,755,500
	6.00% due 4/15/2027	3,000,000	2,972,940
	Tennessee Gas Pipeline Co. LLC, 7.00% due 3/15/2027	2,251,000	2,399,498
[e,f]	TMS Issuer Sarl, 5.78% due 8/23/2032	10,700,000	11,132,708
[e,f]	Var Energi ASA, 7.50% due 1/15/2028	5,000,000	5,255,450
	Williams Cos., Inc., 4.30% due 3/4/2024	11,067,000	10,955,445
			218,526,694
	Equity Real Estate Investment Trusts (REITs) — 2.1%
	Diversified REITs — 1.8%
	American Tower Corp.,
	1.45% due 9/15/2026	1,842,000	1,636,820
	3.65% due 3/15/2027	2,830,000	2,686,406
	Crown Castle, Inc.,
	1.05% due 7/15/2026	2,636,000	2,323,239
	5.00% due 1/11/2028	7,100,000	7,153,250
	Digital Realty Trust LP,
	4.45% due 7/15/2028	4,800,000	4,518,288
	5.55% due 1/15/2028	11,912,000	11,899,969
	Extra Space Storage LP, 5.70% due 4/1/2028	3,257,000	3,279,245
	Iron Mountain, Inc.,
[e]	4.875% due 9/15/2029	2,000,000	1,800,000
[e]	5.00% due 7/15/2028	2,880,000	2,679,523
[e]	5.25% due 7/15/2030	6,085,000	5,495,363
	Retail Opportunity Investments Partnership LP (Guaranty: Retail Opportunity Investments Corp.), 5.00% due 12/15/2023	1,500,000	1,478,700
	SBA Tower Trust,
[e]	1.631% due 5/15/2051	13,500,000	11,822,660
[e]	1.84% due 4/15/2027	3,400,000	2,964,737
[e]	6.599% due 1/15/2028	15,000,000	15,830,920
	Service Properties Trust,
	4.35% due 10/1/2024	2,295,000	2,197,210
	4.65% due 3/15/2024	900,000	877,500
	4.95% due 2/15/2027	2,850,000	2,400,356
	5.25% due 2/15/2026	700,000	613,396
	Sun Communities Operating LP, 5.70% due 1/15/2033	6,095,000	6,093,903
[e,f]	Trust Fibra Uno, 5.25% due 1/30/2026	12,784,000	12,191,078
	Vornado Realty LP,
	2.15% due 6/1/2026	9,336,500	7,493,755
	3.40% due 6/1/2031	957,000	662,225
	Mortgage Real Estate Investment Trusts — 0.1%
	Sun Communities Operating LP, 2.30% due 11/1/2028	5,153,000	4,390,562
	Real Estate Management & Development — 0.2%
[e]	Cushman & Wakefield US Borrower LLC, 6.75% due 5/15/2028	13,774,000	12,389,713
			124,878,818
	Financial Services — 6.3%
	Banks — 0.2%
[d,e,f]	DNB Bank ASA, 5.896% (SOFRINDX + 1.95%) due 10/9/2026	6,900,000	6,952,371
[e,f]	Sumitomo Mitsui Trust Bank Ltd., 5.65% due 3/9/2026	5,800,000	5,892,220
	Capital Markets — 1.7%
[e,f]	B3 SA - Brasil Bolsa Balcao, 4.125% due 9/20/2031	8,827,000	7,309,197
	Blackstone Private Credit Fund, 2.625% due 12/15/2026	2,995,000	2,518,046
[d]	Citigroup Global Markets Holdings, Inc., 6.40% due 1/29/2035	4,108,000	2,721,152
	Compass Group Diversified Holdings LLC,
[e]	5.00% due 1/15/2032	800,000	642,384
[e]	5.25% due 4/15/2029	9,633,000	8,521,544
[e]	GTP Acquisition Partners I LLC, Series 2015-2 Class A, 3.482% due 6/15/2050	2,000,000	1,908,100
54 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Hercules Capital, Inc.,
	2.625% due 9/16/2026	$ 5,218,000	$ 4,398,565
	3.375% due 1/20/2027	4,157,000	3,562,715
	LPL Holdings, Inc.,
[e]	4.00% due 3/15/2029	16,905,000	15,211,964
[e]	4.625% due 11/15/2027	3,515,000	3,321,499
	Main Street Capital Corp., 3.00% due 7/14/2026	2,258,000	1,976,992
	Owl Rock Capital Corp., 2.875% due 6/11/2028	8,172,000	6,629,944
	Owl Rock Capital Corp. III, 3.125% due 4/13/2027	6,070,000	5,211,156
	Owl Rock Core Income Corp.,
	3.125% due 9/23/2026	7,087,000	6,044,431
	4.70% due 2/8/2027	1,910,000	1,734,261
	5.50% due 3/21/2025	2,690,000	2,617,370
[e]	7.75% due 9/16/2027	2,030,000	2,004,625
	Owl Rock Technology Finance Corp.,
	2.50% due 1/15/2027	3,547,000	2,960,362
[e]	3.75% due 6/17/2026	3,540,000	3,114,386
[e]	4.75% due 12/15/2025	6,409,000	5,770,600
	Sixth Street Specialty Lending, Inc.,
	2.50% due 8/1/2026	609,000	535,293
	3.875% due 11/1/2024	4,054,000	3,864,962
[e]	StoneX Group, Inc., 8.625% due 6/15/2025	13,286,000	13,378,869
	Consumer Finance — 0.5%
[e]	FirstCash, Inc., 5.625% due 1/1/2030	17,215,000	15,877,222
[d]	PNC Financial Services Group, Inc., 5.068% (SOFR + 1.93%) due 1/24/2034	2,274,000	2,245,075
[d]	U.S. Bancorp, 4.653% (SOFR + 1.23%) due 2/1/2029	7,808,000	7,613,425
[d]	Wells Fargo & Co., 4.808% (SOFR + 1.98%) due 7/25/2028	3,350,000	3,309,029
	Financial Services — 3.6%
	Antares Holdings LP,
[e]	2.75% due 1/15/2027	1,630,000	1,328,059
[e]	3.75% due 7/15/2027	6,480,000	5,366,801
[e]	3.95% due 7/15/2026	9,451,000	8,150,826
[e]	6.00% due 8/15/2023	4,400,000	4,373,424
[e]	8.50% due 5/18/2025	2,750,000	2,802,800
[f]	Banco Santander SA, 5.147% due 8/18/2025	9,500,000	9,342,110
	Bank of America Corp.,
[d]	0.976% (SOFR + 0.69%) due 4/22/2025	9,500,000	9,051,125
[d]	1.734% (SOFR + 0.96%) due 7/22/2027	1,290,000	1,154,744
[d]	3.841% (SOFR + 1.11%) due 4/25/2025	2,535,000	2,487,925
[d]	4.948% (SOFR + 2.04%) due 7/22/2028	4,900,000	4,874,324
[d]	5.272% (BSBY3M + 0.43%) due 5/28/2024	1,707,000	1,704,798
[d,f]	Barclays plc, 6.252% (LIBOR 3 Month + 1.38%) due 5/16/2024	2,500,000	2,493,125
	BNP Paribas SA,
[d,e,f]	2.159% (SOFR + 1.22%) due 9/15/2029	1,350,000	1,128,641
[e,f]	3.375% due 1/9/2025	5,000,000	4,798,050
[d]	Charles Schwab Corp., 5.834% (SOFRINDX + 1.05%) due 3/3/2027	20,000,000	19,089,000
	Citigroup, Inc.,
[d]	1.462% (SOFR + 0.77%) due 6/9/2027	5,881,000	5,225,504
[d]	3.07% (SOFR + 1.28%) due 2/24/2028	3,071,000	2,856,890
[d]	5.339% (SOFR + 0.67%) due 5/1/2025	3,971,000	3,925,889
	Deutsche Bank AG,
[f]	0.898% due 5/28/2024	3,667,000	3,444,303
[d,f]	2.552% (SOFR + 1.32%) due 1/7/2028	4,760,000	4,054,663
	Goldman Sachs Group, Inc.,
[d]	1.757% (SOFR + 0.73%) due 1/24/2025	2,692,000	2,609,598
	3.00% due 3/15/2024	3,052,000	2,984,459
[d]	5.064% (SOFR + 0.50%) due 7/16/2024	5,092,000	5,058,851
[d]	5.305% (SOFR + 0.50%) due 9/10/2024	3,687,000	3,654,038
[d]	5.324% (SOFR + 0.70%) due 1/24/2025	2,610,000	2,577,766
[d]	5.625% (SOFR + 0.82%) due 9/10/2027	3,687,000	3,555,042
	HSBC Holdings plc,
[d,f]	1.589% (SOFR + 1.29%) due 5/24/2027	3,500,000	3,085,355
[d,f]	1.645% (SOFR + 1.54%) due 4/18/2026	3,750,000	3,426,450
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 55

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,f]	2.206% (SOFR + 1.29%) due 8/17/2029	$ 3,500,000	$ 2,942,800
[d,f]	2.251% (SOFR + 1.10%) due 11/22/2027	1,350,000	1,195,493
[d,f]	4.18% (SOFR + 1.51%) due 12/9/2025	2,600,000	2,523,976
[d,f]	5.21% (SOFR + 2.61%) due 8/11/2028	2,329,000	2,309,623
[d,f]	5.322% (SOFR + 0.58%) due 11/22/2024	715,000	699,785
	JPMorgan Chase & Co.,
[d]	1.04% (TSFR3M + 0.70%) due 2/4/2027	1,896,000	1,692,218
[d]	3.54% (LIBOR 3 Month + 1.38%) due 5/1/2028	3,880,000	3,670,829
[d]	4.323% (SOFR + 1.56%) due 4/26/2028	2,434,000	2,377,604
[d]	5.506% (SOFR + 0.89%) due 4/22/2027	1,251,000	1,228,044
[d]	5.679% (SOFR + 0.92%) due 2/24/2026	7,590,000	7,532,695
	Mitsubishi UFJ Financial Group, Inc.,
[d,f]	2.309% (H15T1Y + 0.95%) due 7/20/2032	7,000,000	5,608,750
[d,f]	3.837% (H15T1Y + 1.13%) due 4/17/2026	9,714,000	9,396,741
[d,f]	5.017% (H15T1Y + 1.95%) due 7/20/2028	1,750,000	1,736,472
[d,f]	5.475% (H15T1Y + 1.53%) due 2/22/2031	2,000,000	2,015,780
[d,f]	Mizuho Financial Group, Inc., 5.588% (LIBOR 3 Month + 0.63%) due 5/25/2024	11,070,000	11,052,399
[d]	Morgan Stanley, 4.679% (SOFR + 1.67%) due 7/17/2026	1,560,000	1,539,127
[d,f]	NatWest Group plc, 1.642% (H15T1Y + 0.90%) due 6/14/2027	2,000,000	1,762,600
	Societe Generale SA,
[d,e,f]	1.792% (H15T1Y + 1.00%) due 6/9/2027	1,667,000	1,447,840
[e,f]	2.625% due 1/22/2025	3,000,000	2,809,110
[e,f]	3.875% due 3/28/2024	2,000,000	1,951,720
[e,f]	4.25% due 9/14/2023	3,000,000	2,985,450
[d,e,f]	5.668% (SOFR + 1.05%) due 1/21/2026	2,600,000	2,536,846
	UBS Group AG,
[d,e,f]	1.494% (H15T1Y + 0.85%) due 8/10/2027	2,679,000	2,306,780
[d,e,f]	4.49% (H15T1Y + 1.60%) due 8/5/2025	5,200,000	5,075,408
[d,e,f]	4.751% (H15T1Y + 1.75%) due 5/12/2028	3,600,000	3,437,964
[e]	United Wholesale Mortgage LLC, 5.50% due 11/15/2025	12,301,000	11,649,416
	Western Union Co., 2.85% due 1/10/2025	2,338,000	2,231,551
	Insurance — 0.3%
[e]	Five Corners Funding Trust III, 5.791% due 2/15/2033	8,760,000	8,989,599
[e]	Global Atlantic Fin Co., 4.40% due 10/15/2029	7,275,000	6,491,701
			383,650,640
	Food, Beverage & Tobacco — 2.2%
	Beverages — 0.6%
[e,f]	Becle SAB de CV, 2.50% due 10/14/2031	10,661,000	8,612,489
[e,f]	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25% due 4/27/2029	16,417,000	15,206,410
	Constellation Brands, Inc., 5.00% due 2/2/2026	2,763,000	2,765,266
	Huntington Ingalls Industries, Inc., 2.043% due 8/16/2028	6,445,000	5,519,176
	Keurig Dr Pepper, Inc., 3.95% due 4/15/2029	6,036,000	5,787,256
	Food Products — 0.8%
[e,f]	Barry Callebaut Services NV,5.50% due 6/15/2023	21,702,000	21,661,852
	Darling Ingredients, Inc.,
[e]	5.25% due 4/15/2027	3,700,000	3,625,334
[e]	6.00% due 6/15/2030	1,000,000	996,610
[d]	General Mills, Inc., 5.84% (LIBOR 3 Month + 1.01%) due 10/17/2023	2,530,000	2,534,225
	Post Holdings, Inc.,
[e]	4.625% due 4/15/2030	8,247,000	7,392,858
[e]	5.625% due 1/15/2028	8,445,000	8,273,735
	Tobacco — 0.8%
	Altria Group, Inc., 2.45% due 2/4/2032	9,890,000	7,785,408
	BAT Capital Corp.,
	2.726% due 3/25/2031	7,615,000	6,177,973
	7.75% due 10/19/2032	4,862,000	5,392,153
[e,f]	Imperial Brands Finance plc, 6.125% due 7/27/2027	5,000,000	5,123,600
[e,f]	JT International Financial Services BV, 6.875% due 10/24/2032	8,000,000	8,828,960
[e]	Vector Group Ltd., 10.50% due 11/1/2026	14,927,000	15,015,965
			130,699,270
	Health Care Equipment & Services — 1.7%
56 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Health Care Equipment & Supplies — 0.2%
[e]	Hologic, Inc., 3.25% due 2/15/2029	$ 9,957,000	$ 8,862,626
[e,f]	Olympus Corp., 2.143% due 12/8/2026	5,510,000	4,973,051
	Health Care Providers & Services — 1.5%
	Centene Corp.,
	2.625% due 8/1/2031	3,950,000	3,202,028
	3.375% due 2/15/2030	6,697,000	5,865,099
	4.625% due 12/15/2029	5,775,000	5,433,120
	Charles River Laboratories International, Inc.,
[e]	3.75% due 3/15/2029	4,567,000	4,062,757
[e]	4.25% due 5/1/2028	4,480,000	4,192,698
[e]	Highmark, Inc., 1.45% due 5/10/2026	8,000,000	7,218,560
	Humana, Inc., 5.70% due 3/13/2026	11,996,000	12,062,458
	IQVIA, Inc. (EUR),
[e]	2.25% due 3/15/2029	9,460,000	8,735,853
[e]	2.875% due 6/15/2028	5,000,000	4,865,771
	Tenet Healthcare Corp.,
	4.25% due 6/1/2029	4,123,000	3,725,419
	4.375% due 1/15/2030	8,675,000	7,788,068
	4.625% due 7/15/2024	3,656,000	3,606,571
	4.875% due 1/1/2026	2,826,000	2,770,441
[e]	6.125% due 6/15/2030	4,500,000	4,445,280
	Universal Health Services, Inc.,
	1.65% due 9/1/2026	6,179,000	5,398,901
	2.65% due 10/15/2030	4,646,000	3,724,419
			100,933,120
	Household & Personal Products — 1.3%
	Household Durables — 0.2%
	Newell Brands, Inc.,
	4.70% due 4/1/2026	2,129,000	2,049,695
	6.625% due 9/15/2029	9,300,000	9,373,563
	Household Products — 0.9%
[e]	Energizer Holdings, Inc., 4.75% due 6/15/2028	7,268,000	6,582,555
[e]	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00% due 12/31/2026	4,585,000	4,199,035
	Prestige Brands, Inc.,
[e]	3.75% due 4/1/2031	6,386,000	5,490,875
[e]	5.125% due 1/15/2028	12,321,000	11,963,198
	Scotts Miracle-Gro Co., 4.375% due 2/1/2032	13,166,000	10,578,881
	Spectrum Brands, Inc.,
[e]	3.875% due 3/15/2031	9,098,000	7,528,322
[e]	5.50% due 7/15/2030	5,705,000	5,063,872
	Spectrum Brands, Inc. (EUR), 4.00% due 10/1/2026	2,900,000	2,947,981
[e]	Spectrum Brands, Inc.(EUR), 4.00% due 10/1/2026	2,000,000	2,033,090
	Personal Care Products — 0.2%
[e]	Edgewell Personal Care Co., 5.50% due 6/1/2028	9,892,000	9,472,282
	Scotts Miracle-Gro Co., 5.25% due 12/15/2026	2,000,000	1,914,660
			79,198,009
	Industrials — 0.2%
	Transportation Infrastructure — 0.2%
[e]	Penske Truck Leasing Co. LP/PTL Finance Corp., 5.55% due 5/1/2028	9,940,000	9,925,686
			9,925,686
	Insurance — 4.3%
	Insurance — 4.3%
[e]	American National Group, Inc., 6.144% due 6/13/2032	12,684,000	12,258,706
	Arthur J Gallagher & Co., 5.50% due 3/2/2033	8,212,000	8,376,158
[e,f]	Ascot Group Ltd., 4.25% due 12/15/2030	6,889,000	5,421,987
	Brighthouse Financial Global Funding,
[e]	1.55% due 5/24/2026	2,089,000	1,877,280
[e]	2.00% due 6/28/2028	4,823,000	4,123,134
[d,e]	5.326% (SOFR + 0.76%) due 4/12/2024	2,307,000	2,277,263
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 57

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Brighthouse Financial, Inc., 5.625% due 5/15/2030	$ 6,750,000	$ 6,494,175
[e,f]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	4,790,000	4,714,893
[d]	Enstar Finance LLC, 5.75% (5-Yr. CMT + 5.468%) due 9/1/2040	3,304,000	2,726,626
	Enstar Group Ltd.,
[f]	3.10% due 9/1/2031	7,975,000	6,167,068
[f]	4.95% due 6/1/2029	4,726,000	4,421,220
	Equitable Financial Life Global Funding,
[e]	1.00% due 1/9/2026	3,000,000	2,701,200
[e]	1.40% due 8/27/2027	4,620,000	3,956,938
[e]	1.80% due 3/8/2028	4,074,000	3,460,822
[e]	F&G Annuities & Life, Inc., 7.40% due 1/13/2028	11,590,000	11,670,087
	F&G Global Funding,
[e]	1.75% due 6/30/2026	7,973,000	7,132,327
[e]	2.00% due 9/20/2028	6,641,000	5,617,290
[e]	2.30% due 4/11/2027	6,017,000	5,358,861
	Fairfax Financial Holdings Ltd.,
[f]	3.375% due 3/3/2031	1,520,000	1,275,569
[f]	4.625% due 4/29/2030	4,673,000	4,405,564
[f]	4.85% due 4/17/2028	1,105,000	1,082,701
[e,f]	5.625% due 8/16/2032	10,603,000	10,430,383
[e]	Fairfax U.S., Inc., 4.875% due 8/13/2024	1,187,000	1,168,625
[e,f]	Fidelis Insurance Holdings Ltd., 4.875% due 6/30/2030	4,409,000	4,412,924
	Fidelity National Financial, Inc., 3.40% due 6/15/2030	5,137,000	4,501,348
	First American Financial Corp.,
	2.40% due 8/15/2031	2,261,000	1,750,285
	4.00% due 5/15/2030	1,457,000	1,312,961
	GA Global Funding Trust,
[e]	1.625% due 1/15/2026	610,000	550,116
[e]	2.25% due 1/6/2027	2,971,000	2,656,133
[e]	3.85% due 4/11/2025	5,860,000	5,670,488
[d,e]	5.308% (SOFR + 0.50%) due 9/13/2024	5,322,000	5,211,302
	Globe Life, Inc., 4.80% due 6/15/2032	3,038,000	2,922,191
[e]	Guardian Life Global Funding, 5.55% due 10/28/2027	4,545,000	4,718,255
[e,f]	Intact Financial Corp., 5.459% due 9/22/2032	5,922,000	5,957,354
	Jackson Financial, Inc., 5.17% due 6/8/2027	2,788,000	2,779,525
[e]	Jackson National Life Global Funding, 5.50% due 1/9/2026	17,000,000	17,054,400
	Mercury General Corp., 4.40% due 3/15/2027	6,808,000	6,553,177
[d,e]	Nationwide Mutual Insurance Co., 7.156% (LIBOR 3 Month + 2.29%) due 12/15/2024	6,178,000	6,143,774
[e]	New York Life Global Funding, 4.55% due 1/28/2033	4,400,000	4,352,304
[d,e]	Pacific Life Global Funding II, 5.406% (SOFR + 0.62%) due 6/4/2026	4,533,000	4,382,323
[f]	Pentair Finance Sarl, 5.90% due 7/15/2032	9,193,000	9,513,376
[e]	Principal Life Global Funding II, 0.50% due 1/8/2024	9,485,000	9,138,892
[e]	Protective Life Corp., 3.40% due 1/15/2030	4,902,000	4,335,427
	Reliance Standard Life Global Funding II,
[e]	1.512% due 9/28/2026	4,000,000	3,530,320
[e]	2.75% due 5/7/2025	2,900,000	2,746,445
[e]	3.85% due 9/19/2023	3,000,000	2,971,500
[e]	5.243% due 2/2/2026	9,630,000	9,558,834
[e]	RGA Global Funding, 2.70% due 1/18/2029	4,687,000	4,094,610
[e]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	2,000,000	1,887,820
[e]	Security Benefit Global Funding, 1.25% due 5/17/2024	2,404,000	2,280,098
	Stewart Information Services Corp., 3.60% due 11/15/2031	14,735,000	11,594,824
			259,699,883
	Materials — 3.9%
	Chemicals — 1.2%
	Celanese U.S. Holdings LLC, 6.05% due 3/15/2025	9,084,000	9,136,596
	International Flavors & Fragrances, Inc. (EUR), 1.80% due 9/25/2026	13,400,000	13,198,233
[e,f]	NOVA Chemicals Corp., 5.25% due 6/1/2027	9,300,000	8,477,601
[e,f]	Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00% due 1/27/2030	12,383,000	10,909,671
58 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	OCP SA,
[e,f]	3.75% due 6/23/2031	$ 7,800,000	$ 6,413,160
[e,f]	4.50% due 10/22/2025	4,800,000	4,662,192
[e,f]	5.625% due 4/25/2024	4,710,000	4,689,135
	Phosagro OAO Via Phosagro Bond Funding DAC,
[b,e,f,i]	3.05% due 1/23/2025	933,000	584,440
[b,e,f,i]	3.949% due 4/24/2023	11,250,000	10,099,350
[e,f]	SPCM SA, 3.125% due 3/15/2027	8,405,000	7,397,409
	Construction Materials — 0.1%
	Vulcan Materials Co., 5.80% due 3/1/2026	4,595,000	4,639,342
	Containers & Packaging — 1.5%
[e,f]	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance plc, 3.25% due 9/1/2028	16,310,000	14,087,110
	Ball Corp.,
	2.875% due 8/15/2030	14,300,000	11,990,979
	3.125% due 9/15/2031	5,414,000	4,481,601
[e]	Graphic Packaging International LLC,3.50% due 3/15/2028 - 3/1/2029	8,150,000	7,437,877
[e]	Matthews International Corp., Class C, 5.25% due 12/1/2025	15,091,000	14,451,443
	Sealed Air Corp.,
[e]	1.573% due 10/15/2026	13,352,000	11,688,074
[e]	4.00% due 12/1/2027	8,460,000	7,896,395
[e]	Silgan Holdings, Inc., 1.40% due 4/1/2026	20,082,000	18,060,546
	Metals & Mining — 1.1%
[f]	AngloGold Ashanti Holdings plc, 3.375% due 11/1/2028	15,715,000	13,943,762
[e]	Cleveland-Cliffs, Inc., 6.75% due 3/15/2026	16,150,000	16,431,171
	Compass Minerals International, Inc.,
[e]	4.875% due 7/15/2024	8,730,000	8,353,039
[e]	6.75% due 12/1/2027	11,123,000	10,636,258
[b,e,f,i]	Metalloinvest Finance DAC, 3.375% due 10/22/2028	7,500,000	4,217,625
[e,f]	POSCO, 5.625% due 1/17/2026	4,650,000	4,707,288
	Stillwater Mining Co.,
[e]	4.00% due 11/16/2026	9,328,000	8,342,870
[e]	4.50% due 11/16/2029	3,050,000	2,508,106
			239,441,273
	Media & Entertainment — 1.6%
	Hotels, Restaurants & Leisure — 0.5%
	Warnermedia Holdings, Inc., 6.412% due 3/15/2026	13,000,000	13,063,050
[e]	WMG Acquisition Corp. (EUR), 2.25% due 8/15/2031	19,018,000	16,429,684
	Media — 1.1%
	CCO Holdings LLC/CCO Holdings Capital Corp.,
[e]	4.25% due 2/1/2031 - 1/15/2034	11,548,000	9,238,936
[e]	4.75% due 3/1/2030 - 2/1/2032	9,273,000	8,013,658
[e]	Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.875% due 8/15/2027	3,880,000	3,514,388
[e]	News Corp., 5.125% due 2/15/2032	4,980,000	4,664,766
[e]	Sirius XM Radio, Inc., 5.00% due 8/1/2027	21,775,000	20,239,209
[e,f]	Telenet Finance Luxembourg Notes Sarl, 5.50% due 3/1/2028	14,200,000	13,143,804
	Warnermedia Holdings, Inc.,
[e]	3.428% due 3/15/2024	1,800,000	1,759,464
[e]	3.528% due 3/15/2024	4,585,000	4,482,571
			94,549,530
	Pharmaceuticals, Biotechnology & Life Sciences — 1.6%
	Biotechnology — 0.4%
	Amgen, Inc.,
	5.25% due 3/2/2033	5,000,000	5,135,150
	5.507% due 3/2/2026	6,800,000	6,832,436
	Bio-Rad Laboratories, Inc., 3.30% due 3/15/2027	2,505,000	2,366,022
	Illumina, Inc., 5.80% due 12/12/2025	5,579,000	5,660,286
[f]	Royalty Pharma plc, 1.75% due 9/2/2027	4,086,000	3,541,745
	Life Sciences Tools & Services — 0.4%
[e]	Avantor Funding, Inc. (EUR), 2.625% due 11/1/2025	11,000,000	11,473,076
[d]	Thermo Fisher Scientific, Inc., 4.977% (SOFRINDX + 0.39%) due 10/18/2023	10,892,000	10,859,978
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 59

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Pharmaceuticals — 0.8%
[a,b,i]	Atlas U.S. Royalty LLC Participation Rights, Zero coupon due 3/15/2027	$ 5,450,000	$ 545
[e]	Bayer Corp., 6.136% due 8/28/2023	9,000,000	8,780,225
	Bayer US Finance II LLC,
[e]	4.25% due 12/15/2025	2,500,000	2,447,650
[d,e]	5.876% (LIBOR 3 Month + 1.01%) due 12/15/2023	4,096,000	4,095,713
	Cigna Group, 5.685% due 3/15/2026	16,515,000	16,613,595
	CVS Health Corp., 5.125% due 2/21/2030	18,957,000	19,196,427
			97,002,848
	Semiconductors & Semiconductor Equipment — 1.4%
	Semiconductors & Semiconductor Equipment — 1.4%
	Broadcom Corp./Broadcom Cayman Finance Ltd.,
[f]	3.50% due 1/15/2028	1,628,000	1,526,445
[f]	3.875% due 1/15/2027	4,975,000	4,810,377
	Broadcom, Inc.,
[e]	3.187% due 11/15/2036	4,861,000	3,684,298
[e]	4.00% due 4/15/2029	940,000	880,226
	4.75% due 4/15/2029	476,000	469,217
	Microchip Technology, Inc.,
	0.972% due 2/15/2024	5,137,000	4,931,469
	4.25% due 9/1/2025	11,300,000	11,115,245
	Micron Technology, Inc.,
	4.663% due 2/15/2030	1,186,000	1,138,465
	5.327% due 2/6/2029	2,031,000	2,039,002
	6.75% due 11/1/2029	9,820,000	10,447,596
	Qorvo, Inc.,
[e]	1.75% due 12/15/2024	8,500,000	7,926,930
[e]	3.375% due 4/1/2031	12,907,000	10,693,191
	4.375% due 10/15/2029	1,452,000	1,338,730
[e,f]	Renesas Electronics Corp., 1.543% due 11/26/2024	6,990,000	6,527,052
	SK Hynix, Inc.,
[e,f]	1.00% due 1/19/2024	2,800,000	2,697,576
[e,f]	1.50% due 1/19/2026	4,400,000	3,910,148
[e,f]	2.375% due 1/19/2031	2,812,000	2,106,469
[e,f]	6.25% due 1/17/2026	6,800,000	6,867,252
	Skyworks Solutions, Inc., 1.80% due 6/1/2026	1,160,000	1,045,334
			84,155,022
	Software & Services — 4.0%
	Information Technology Services — 1.2%
	Block Financial LLC, 2.50% due 7/15/2028	3,605,000	3,106,897
	DXC Technology Co., 2.375% due 9/15/2028	11,657,000	9,890,148
[f]	Genpact Luxembourg Sarl, 3.375% due 12/1/2024	8,939,000	8,619,431
[f]	Genpact Luxembourg Sarl/Genpact USA, Inc., 1.75% due 4/10/2026	2,762,000	2,525,352
	Global Payments, Inc.,
	1.50% due 11/15/2024	2,230,000	2,100,281
	2.15% due 1/15/2027	1,394,000	1,235,028
	5.30% due 8/15/2029	4,441,000	4,392,060
	Kyndryl Holdings, Inc.,
	2.05% due 10/15/2026	3,968,000	3,468,151
	2.70% due 10/15/2028	8,296,000	6,965,156
	Leidos, Inc., 2.30% due 2/15/2031	2,220,000	1,804,727
	Sabre GLBL, Inc.,
[e]	7.375% due 9/1/2025	3,586,000	3,203,051
[e]	9.25% due 4/15/2025	2,267,000	2,134,562
[e]	11.25% due 12/15/2027	5,100,000	4,740,654
[e]	Science Applications International Corp., 4.875% due 4/1/2028	15,749,000	14,727,992
[e]	Wipro IT Services LLC, 1.50% due 6/23/2026	3,953,000	3,561,574
	Internet Software & Services — 1.0%
[e]	Arches Buyer, Inc., 4.25% due 6/1/2028	19,319,000	16,141,025
[e]	Cogent Communications Group, Inc., 7.00% due 6/15/2027	9,567,000	9,488,933
	eBay, Inc., 5.90% due 11/22/2025	14,755,000	15,153,680
60 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Prosus NV,
[e,f]	3.061% due 7/13/2031	$ 656,000	$ 516,836
[e,f]	4.193% due 1/19/2032	11,494,000	9,768,866
	Prosus NV (EUR),
[e]	1.288% due 7/13/2029	8,715,000	7,210,391
[e]	2.031% due 8/3/2032	3,000,000	2,330,579
	Professional Services — 0.2%
[e]	Korn Ferry, 4.625% due 12/15/2027	15,003,000	14,200,490
	Software — 1.6%
[e]	Fair Isaac Corp., 4.00% due 6/15/2028	16,087,000	14,925,519
	Fidelity National Information Services, Inc.,
	1.15% due 3/1/2026	2,000,000	1,786,100
	4.70% due 7/15/2027	12,167,000	11,990,335
[e]	GoTo Group, Inc., 5.50% due 9/1/2027	6,873,000	3,544,131
[e]	Infor, Inc., 1.75% due 7/15/2025	2,250,000	2,051,348
	MSCI, Inc.,
[e]	3.875% due 2/15/2031	9,973,000	8,877,266
[e]	4.00% due 11/15/2029	6,289,000	5,739,593
	Open Text Corp.,
[e,f]	3.875% due 2/15/2028	7,761,000	6,930,030
[e,f]	6.90% due 12/1/2027	9,150,000	9,433,741
[e]	Open Text Holdings, Inc.,4.125% due 2/15/2030 - 12/1/2031	12,327,000	10,323,505
	Oracle Corp.,
	1.65% due 3/25/2026	4,565,000	4,194,185
	2.30% due 3/25/2028	2,257,000	2,019,812
	6.15% due 11/9/2029	6,753,000	7,194,106
	VMware, Inc.,
	1.00% due 8/15/2024	1,180,000	1,112,398
	4.50% due 5/15/2025	4,040,000	3,992,449
			241,400,382
	Technology Hardware & Equipment — 2.0%
	Communications Equipment — 0.2%
	Motorola Solutions, Inc.,
	2.30% due 11/15/2030	337,000	273,806
	5.60% due 6/1/2032	13,595,000	13,673,307
	Electronic Equipment, Instruments & Components — 1.1%
[f]	Allegion plc, 3.50% due 10/1/2029	1,723,000	1,558,936
	Arrow Electronics, Inc., 6.125% due 3/1/2026	8,844,000	8,862,130
	Avnet, Inc., 6.25% due 3/15/2028	14,700,000	14,936,376
	Flex Ltd.,
[f]	4.875% due 5/12/2030	4,671,000	4,543,108
[f]	6.00% due 1/15/2028	4,486,000	4,574,374
[e,f]	Sensata Technologies BV, 5.875% due 9/1/2030	2,375,000	2,352,509
	TD SYNNEX Corp., 1.75% due 8/9/2026	10,183,000	8,870,208
	Trimble, Inc., 4.75% due 12/1/2024	6,525,000	6,465,492
	Vontier Corp.,
	1.80% due 4/1/2026	1,533,000	1,360,093
	2.40% due 4/1/2028	5,241,000	4,406,580
	2.95% due 4/1/2031	6,127,000	4,876,663
	Office Electronics — 0.2%
	CDW LLC/CDW Finance Corp.,
	3.25% due 2/15/2029	5,238,000	4,605,931
	4.25% due 4/1/2028	8,103,000	7,571,038
	Technology Hardware, Storage & Peripherals — 0.5%
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	5,123,000	5,094,977
	HP, Inc., 4.75% due 1/15/2028	11,941,000	11,805,231
	Lenovo Group Ltd.,
[e,f]	5.831% due 1/27/2028	3,885,000	3,919,110
[f]	5.875% due 4/24/2025	10,993,000	11,084,462
			120,834,331
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 61

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 0.9%
	AT&T, Inc.,
	5.539% due 2/20/2026	$ 22,242,000	$ 22,299,162
[e]	6.126% due 3/19/2024	9,000,000	8,496,975
[f]	British Telecommunications plc, 4.50% due 12/4/2023	8,483,000	8,427,097
	Videotron Ltd.,
[e,f]	5.125% due 4/15/2027	7,150,000	6,900,537
[e,f]	5.375% due 6/15/2024	6,000,000	6,015,180
[e,f]	Virgin Media Secured Finance plc, 5.50% due 5/15/2029	1,800,000	1,672,992
	Wireless Telecommunication Services — 0.5%
	Digicel International Finance Ltd./Digicel international Holdings Ltd.,
[e,f]	8.00% due 12/31/2026	1,111,755	234,391
[e,f]	8.75% due 5/25/2024	4,866,916	4,423,242
[e,f]	SK Telecom Co. Ltd., 3.75% due 4/16/2023	3,000,000	2,998,680
	T-Mobile USA, Inc.,
	2.25% due 2/15/2026	2,232,000	2,080,090
	2.625% due 4/15/2026	2,708,000	2,534,580
	3.375% due 4/15/2029	10,090,000	9,198,448
	5.375% due 4/15/2027	2,965,000	2,979,024
	Vmed O2 UK Financing I plc,
[e,f]	4.25% due 1/31/2031	7,818,000	6,649,131
[e,f]	4.75% due 7/15/2031	1,500,000	1,285,455
			86,194,984
	Transportation — 0.2%
	Air Freight & Logistics — 0.2%
	Ryder System, Inc.,
	3.875% due 12/1/2023	3,753,000	3,702,259
	5.65% due 3/1/2028	7,244,000	7,331,001
	Passenger Airlines — 0.0%
	American Airlines Pass Through Trust, Series 2016-3 Class B, 3.75% due 4/15/2027	725,507	670,354
[e]	British Airways Pass Through Trust, Series 2020-1 Class A, 4.25% due 5/15/2034	988,860	920,025
	US Airways Pass-Through Trust,
	Series 2010-1 Class A, 6.25% due 10/22/2024	515,138	514,757
	Series 2012-1 Class A, 5.90% due 4/1/2026	791,848	785,775
			13,924,171
	Utilities — 5.9%
	Electric Utilities — 4.6%
	AEP Texas, Inc., Series I, 2.10% due 7/1/2030	3,800,000	3,152,024
[e,f]	AES Andres BV, 5.70% due 5/4/2028	14,177,000	12,477,603
[e]	Alexander Funding Trust, 1.841% due 11/15/2023	18,263,000	17,706,892
	Allegion U.S. Holding Co., Inc., 5.411% due 7/1/2032	7,922,000	7,946,241
[e]	Alliant Energy Finance LLC, 1.40% due 3/15/2026	1,500,000	1,328,175
	American Electric Power Co., Inc.,
	2.031% due 3/15/2024	3,302,000	3,202,147
	5.625% due 3/1/2033	7,171,000	7,432,096
	Appalachian Power Co.,
	Series AA, 2.70% due 4/1/2031	4,705,000	3,995,956
	Series BB, 4.50% due 8/1/2032	3,327,000	3,194,885
[e,f]	Ausgrid Finance Pty Ltd., 3.85% due 5/1/2023	8,600,000	8,587,530
	Black Hills Corp.,
	1.037% due 8/23/2024	8,226,000	7,754,486
	2.50% due 6/15/2030	1,000,000	835,430
	5.95% due 3/15/2028	7,750,000	8,019,157
[e]	Boston Gas Co., 3.757% due 3/16/2032	6,140,000	5,544,543
	CenterPoint Energy Houston Electric LLC, 4.95% due 4/1/2033	5,000,000	5,107,050
[d]	CenterPoint Energy, Inc., 5.373% (SOFRINDX + 0.65%) due 5/13/2024	2,500,000	2,476,175
	Comision Federal de Electricidad,
[e,f]	3.348% due 2/9/2031	3,020,000	2,394,890
[e,f]	4.688% due 5/15/2029	5,000,000	4,473,750
[f]	5.00% due 9/29/2036	7,031,200	5,960,700
62 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Dominion Energy, Inc., 5.375% due 11/15/2032	$ 5,000,000	$ 5,131,850
	Duke Energy Ohio, Inc., 5.25% due 4/1/2033	2,411,000	2,481,715
	Enel Finance International NV,
[e,f]	1.375% due 7/12/2026	2,750,000	2,450,387
[e,f]	1.875% due 7/12/2028	16,900,000	14,257,178
[e,f]	2.25% due 7/12/2031	3,843,000	3,000,691
[e,f]	5.00% due 6/15/2032	1,927,000	1,805,888
[e,f]	7.50% due 10/14/2032	2,400,000	2,676,264
	Entergy Texas, Inc.,
	1.50% due 9/1/2026	5,866,000	5,185,720
	3.45% due 12/1/2027	3,000,000	2,799,000
[e]	Evergy Missouri West, Inc., 3.75% due 3/15/2032	4,100,000	3,680,816
	Eversource Energy, 5.45% due 3/1/2028	5,761,000	5,969,779
[d]	Florida Power & Light Co., 4.966% (SOFRINDX + 0.25%) due 5/10/2023	2,120,000	2,120,191
	Georgia Power Co., 4.70% due 5/15/2032	12,308,000	12,201,782
[e]	Metropolitan Edison Co., 5.20% due 4/1/2028	1,475,000	1,489,897
[e]	Mid-Atlantic Interstate Transmission LLC, 4.10% due 5/15/2028	945,000	911,708
[e]	Midland Cogeneration Venture LP, 6.00% due 3/15/2025	102,694	104,707
[e]	Monongahela Power Co., 3.55% due 5/15/2027	3,305,000	3,142,691
	NextEra Energy Capital Holdings, Inc.,
[d]	5.092% (SOFRINDX + 0.40%) due 11/3/2023	2,500,000	2,488,350
	6.051% due 3/1/2025	4,700,000	4,782,438
	Niagara Mohawk Power Corp.,
[e]	3.508% due 10/1/2024	2,236,000	2,159,149
[e]	4.278% due 12/15/2028	10,186,000	9,616,195
	Oklahoma Gas & Electric Co., 5.40% due 1/15/2033	9,317,000	9,644,213
	Pacific Gas & Electric Co.,
	3.25% due 2/16/2024	8,680,000	8,505,011
	3.75% due 2/15/2024	9,367,000	9,196,708
[e]	Pennsylvania Electric Co., 5.15% due 3/30/2026	980,000	984,273
	Puget Energy, Inc.,
	2.379% due 6/15/2028	2,980,000	2,625,142
	4.10% due 6/15/2030	1,950,000	1,804,120
	4.224% due 3/15/2032	3,655,000	3,352,805
	Southern California Edison Co., Series J, 0.70% due 8/1/2023	8,857,000	8,724,942
	Southern Co.,
	3.25% due 7/1/2026	6,725,000	6,415,717
	5.113% due 8/1/2027	6,096,000	6,113,008
	5.70% due 10/15/2032	1,001,000	1,052,622
	System Energy Resources, Inc., 6.00% due 4/15/2028	2,212,000	2,267,499
[e]	Toledo Edison Co., 2.65% due 5/1/2028	3,933,000	3,485,700
	Transelec SA,
[e,f]	4.25% due 1/14/2025	200,000	193,934
[e,f]	4.625% due 7/26/2023	2,409,000	2,409,000
	Virginia Electric & Power Co., 5.00% due 4/1/2033	770,000	775,182
[e]	Vistra Operations Co. LLC, 4.875% due 5/13/2024	12,188,000	12,048,813
	Gas Utilities — 1.3%
[e]	Brooklyn Union Gas Co., 4.632% due 8/5/2027	5,142,000	5,024,557
[e,f]	ENN Clean Energy International Investment Ltd., 3.375% due 5/12/2026	9,524,000	8,545,599
[e]	KeySpan Gas East Corp., 5.994% due 3/6/2033	14,587,000	15,050,429
	NiSource, Inc., 5.25% due 3/30/2028	3,444,000	3,504,718
	Northwest Natural Gas Co., 5.75% due 3/15/2033	7,310,000	7,505,542
	Southern Co. Gas Capital Corp., 5.15% due 9/15/2032	6,950,000	7,013,454
	Southwest Gas Corp.,
	2.20% due 6/15/2030	5,095,000	4,203,630
	4.05% due 3/15/2032	5,870,000	5,411,964
	5.45% due 3/23/2028	3,465,000	3,497,155
	5.80% due 12/1/2027	4,610,000	4,762,453
[d]	Spire Missouri, Inc., 5.281% (SOFR + 0.50%) due 12/2/2024	12,345,000	12,188,465
			356,352,781
	Total Corporate Bonds (Cost $3,212,778,408)		3,054,723,141
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 63

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Convertible Bonds — 0.3%
	Equity Real Estate Investment Trusts (REITs) — 0.2%
	Diversified REITs — 0.2%
[e]	Radius Global Infrastructure, Inc., 2.50% due 9/15/2026	$ 11,200,000	$ 10,928,848
			10,928,848
	Media & Entertainment — 0.1%
	Media — 0.1%
	Comcast Holdings Corp. (Guaranty: Comcast Corp.), 2.00% due 10/15/2029	15,486,000	8,362,440
			8,362,440
	Total Convertible Bonds (Cost $20,458,364)		19,291,288
	Long-Term Municipal Bonds — 0.1%
	California Health Facilities Financing Authority, 7.875% due 2/1/2026	1,255,000	1,257,569
	City of Detroit GO,
	Series B,
	2.017% due 4/1/2023	275,000	275,000
	2.189% due 4/1/2024	275,000	264,464
	2.511% due 4/1/2025	465,000	428,203
	New Jersey Transportation Trust Fund Authority,
	Series B,
	2.551% due 6/15/2023	2,115,000	2,103,750
	2.631% due 6/15/2024	1,565,000	1,516,991
	New York Transportation Development Corp., 4.248% due 9/1/2035	2,870,000	2,805,790
	West Contra Costa USD GO, 2.612% due 8/1/2032	980,000	838,074
	Total Long-Term Municipal Bonds (Cost $9,829,116)		9,489,841
	Other Government — 0.7%
	Finance Department Government of Sharjah,
[e,f]	3.625% due 3/10/2033	14,382,000	11,702,633
[e,f]	6.50% due 11/23/2032	4,786,000	4,879,184
	Indonesia Treasury Bond (IDR),
	Series FR75, 7.50% due 5/15/2038	36,895,000,000	2,571,860
	Series FR79, 8.375% due 4/15/2039	44,919,000,000	3,371,449
	Series FR83, 7.50% due 4/15/2040	44,090,000,000	3,072,642
	Nigeria Government International Bond,
[e,f]	7.625% due 11/28/2047	10,000,000	6,411,800
[e,f]	8.25% due 9/28/2051	4,300,000	2,857,737
[f]	Panama Government International Bond, 6.40% due 2/14/2035	5,000,000	5,212,350
	Total Other Government (Cost $41,784,126)		40,079,655
	U.S. Treasury Securities — 5.4%
	United States Treasury Inflation Indexed Bonds,
	0.625%, 2/15/2043	26,018,200	21,906,011
	0.75%, 2/15/2045	7,874,868	6,687,919
	United States Treasury Notes,
	0.125%, 7/31/2023	25,000,000	24,622,070
	0.625%, 5/15/2030	11,841,000	9,692,969
	1.125%, 8/31/2028 - 5/15/2040	75,000,000	62,674,219
	1.25%, 6/30/2028	50,000,000	44,382,813
	1.375%, 11/15/2040	9,700,000	6,674,813
	2.75%, 8/15/2032	14,311,000	13,467,993
	2.875%, 5/15/2032	14,051,000	13,372,600
	3.50%, 2/15/2033	31,634,000	31,688,371
	United States Treasury Notes Inflationary Index,
	0.125%, 4/15/2025 - 7/15/2030	66,011,115	62,548,171
	0.625%, 7/15/2032	28,243,922	26,980,100
	Total U.S. Treasury Securities (Cost $317,792,224)		324,698,049
64 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	U.S. Government Agencies — 0.1%
[c,d,e]	Farm Credit Bank of Texas, Series 4, 5.70% (5-Yr. CMT + 5.415%), 9/15/2025	$ 9,580,000	$ 8,717,800
	Total U.S. Government Agencies (Cost $9,835,116)		8,717,800
	Mortgage Backed — 15.4%
[d,e]	Ajax Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2019-G Class A, 3.00% due 9/25/2059	841,008	829,609
	Angel Oak Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2022-1 Class B1, 4.025% due 12/25/2066	4,575,000	2,821,122
[d,e]	Series 2022-6 Class A3, 4.30% due 7/25/2067	4,784,299	4,264,543
[d,e]	Series 2023-1 Class A1, 4.75% due 9/26/2067	14,804,935	14,406,365
[d,e]	Series 2023-2 Class A1, 4.65% due 10/25/2067	14,962,953	14,342,482
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-1 Class A1, 3.805% due 1/25/2049	860,796	819,324
[d,e]	Series 2019-3 Class A1, 2.962% due 10/25/2048	1,681,005	1,537,577
[d,e]	Series 2021-1R Class A1, 1.175% due 10/25/2048	3,413,061	2,761,729
[d,e]	Barclays Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2022-INV1 Class A3, 4.53% due 2/25/2062	16,344,597	15,167,311
[d]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 4.047% due 8/25/2033	25,241	24,330
[e]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	1,031,504	1,006,841
[d,e]	Cascade MH Asset Trust, Whole Loan Securities Trust CMO, Series 2021-MH1 Class B3, 7.58% due 2/25/2046	1,936,119	1,521,264
	Chase Home Lending Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-1 Class B4, 3.898% due 3/25/2050	721,987	568,507
[d,e]	Series 2019-1 Class B5, 3.898% due 3/25/2050	371,984	242,315
[d,e]	Series 2019-1 Class B6, 3.898% due 3/25/2050	521,093	230,071
[d,e]	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO, Series 2016-SH2 Class M4, 3.75% due 12/25/2045	2,634,879	2,378,098
	CHNGE Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2022-1 Class A1, 3.007% due 1/25/2067	3,972,607	3,551,457
	Series 2022-2 Class B2,
[d,e]	4.534% due 1/25/2067	4,700,000	3,423,284
[d,e]	4.628% due 3/25/2067	7,015,000	5,123,922
[d,e]	Series 2023-1 Class A1, 7.065% due 3/25/2058	14,467,109	14,418,200
	CIM Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-INV1 Class A4, 4.00% due 8/25/2048	180,314	167,400
[d,e,g]	Series 2020-J1 Class AIO1, 0.447% due 7/25/2050	15,140,729	239,776
[d,e,g]	Series 2020-J1 Class AIO2, 0.50% due 7/25/2050	13,504,196	263,912
[d,e,g]	Series 2020-J1 Class AIOS, 0.20% due 6/25/2050	18,359,683	126,021
[d,e]	Series 2020-J1 Class B4, 3.447% due 7/25/2050	341,504	273,540
[d,e]	Series 2020-J1 Class B5, 3.447% due 7/25/2050	170,752	112,729
[d,e]	Series 2020-J1 Class B6, 3.447% due 7/25/2050	322,311	107,968
[d,e,g]	Series 2020-J2 Class AX1, 0.258% due 1/25/2051	109,366,507	1,099,626
[d,e,g]	Series 2020-J2 Class AXS, 0.21% due 1/25/2051	116,370,626	1,097,480
[d,e]	Series 2020-J2 Class B4, 2.758% due 1/25/2051	491,000	202,991
[d,e]	Series 2020-J2 Class B5, 2.758% due 1/25/2051	164,000	66,084
[d,e]	Series 2020-J2 Class B6, 2.758% due 1/25/2051	651,500	147,963
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d]	Series 2004-HYB2 Class B1, 4.31% due 3/25/2034	22,985	20,553
[d,e]	Series 2014-A Class A, 4.00% due 1/25/2035	418,573	397,125
[d,e]	Series 2019-E Class A1, 6.228% due 11/25/2070	18,550,677	18,513,342
[d,e]	Series 2020-EXP1 Class B1, 4.467% due 5/25/2060	1,180,900	948,546
[d,e]	Series 2020-EXP1 Class B2, 4.467% due 5/25/2060	770,600	577,976
[d,e]	Series 2020-EXP1 Class B3, 4.467% due 5/25/2060	386,242	263,878
[e,g]	Series 2020-EXP1 Class XS, due 5/25/2060	21,143,897	96,099
[d,e]	Series 2020-EXP2 Class B5, 3.668% due 8/25/2050	153,000	73,331
[d,e]	Series 2020-EXP2 Class B6, 3.668% due 8/25/2050	372,000	137,468
[d,e]	Series 2021-J1 Class B4, 2.611% due 4/25/2051	375,000	126,615
[d,e]	Series 2021-J1 Class B5, 2.611% due 4/25/2051	616,000	172,529
[d,e]	Series 2021-J1 Class B6, 2.611% due 4/25/2051	454,249	105,100
[d,e]	Series 2021-J2 Class B4, 2.769% due 7/25/2051	2,281,541	925,491
[d,e]	Series 2021-J2 Class B5, 2.769% due 7/25/2051	623,000	244,628
[d,e]	Series 2021-J2 Class B6, 2.769% due 7/25/2051	1,247,350	280,335
[d,e]	Series 2021-J3 Class B4, 2.858% due 9/25/2051	1,032,000	358,092
[d,e]	Series 2021-J3 Class B5, 2.858% due 9/25/2051	173,000	59,718
[d,e]	Series 2021-J3 Class B6, 2.858% due 9/25/2051	590,214	159,224
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 65

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e,g]	Series 2022-INV1 Class A5IX, 0.30% due 11/27/2051	$ 211,920,641	$ 2,796,272
[d,e]	Series 2022-INV1 Class B4, 3.30% due 11/27/2051	1,346,631	825,714
[d,e]	Series 2022-INV1 Class B6, 3.30% due 11/27/2051	3,394,875	1,075,406
[d,e]	Series 2022-J1 Class B4, 2.907% due 2/25/2052	700,598	246,908
[d,e]	Series 2022-J1 Class B5, 2.907% due 2/25/2052	527,000	155,935
[d,e]	Series 2022-J1 Class B6, 2.907% due 2/25/2052	1,404,735	308,770
[d,e]	CSMC Trust, CMBS, Series 2021-BPNY Class A, 8.399% (LIBOR 1 Month + 3.71%) due 8/15/2023	13,600,000	12,957,985
	CSMC Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2013-HYB1 Class B3, 5.907% due 4/25/2043	228,158	225,984
[d,e]	Series 2019-AFC1, 5.234% due 7/25/2049	2,366,448	1,813,949
[d,e]	Series 2019-RP10 Class A1, 3.005% due 12/26/2059	12,901,589	12,910,062
[d,e,g]	Series 2021-AFC1 Class AIOS, 0.25% due 3/25/2056	55,350,028	477,449
[d,e]	Series 2021-AFC1 Class B3, 4.345% due 3/25/2056	146,228	102,659
[d,e,g]	Series 2021-AFC1 Class XS, 3.314% due 3/25/2056	55,350,028	7,314,543
[d,e]	Series 2021-NQM3 Class A1, 1.015% due 4/25/2066	2,766,926	2,245,574
[d,e]	Series 2021-NQM3 Class B2, 4.128% due 4/25/2066	2,650,000	1,512,827
[d,e]	Series 2021-NQM8 Class B2, 4.197% due 10/25/2066	3,478,650	2,236,480
[d,e]	Series 2022-ATH2 Class A1, 4.547% due 5/25/2067	6,099,171	5,957,669
[d,e]	Series 2022-NQM5 Class A3, 5.169% due 5/25/2067	4,001,970	3,740,530
[d,e]	Deephaven Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2021-1 Class A1, 0.715% due 5/25/2065	860,262	776,779
	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-2 Class A1, 2.739% due 11/25/2059	1,080,974	1,006,129
[d,e]	Series 2021-2 Class A1, 0.931% due 6/25/2066	3,076,406	2,525,715
[d,e]	Series 2022-1 Class B2, 3.88% due 1/25/2067	6,901,000	3,838,702
	Federal Home Loan Mtg Corp., Pool RE6097, 2.00% due 5/1/2051	13,007,033	10,451,537
[d,g]	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates, CMBS, Series KIR1 Class X, 1.036% due 3/25/2026	33,375,934	867,967
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
	Series 2020-2 Class A1C, 2.00% due 9/25/2030	6,590,895	5,959,096
	Series 2020-2 Class MA, 2.00% due 11/25/2059	3,143,241	2,846,853
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool SD1374, 3.00% due 3/1/2052	8,453,595	7,581,338
	Pool SD1588, 5.00% due 9/1/2052	5,873,325	5,921,606
	Pool SD1626, 5.00% due 10/1/2052	8,408,087	8,490,906
	Pool SD8205 2.50% due 4/1/2052	20,547,950	17,700,936
	Pool SD8206, 3.00% due 4/1/2052	18,487,431	16,577,202
	Pool SD8212, 2.50% due 5/1/2052	20,507,315	17,666,291
	Pool SD8219, 2.50% due 6/1/2052	11,761,868	10,147,855
	Federal Home Loan Mtg Corp., UMBS Collateral , Pool RA7373, 3.00% due 5/1/2052	3,364,380	3,017,937
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
[d,e]	Series 2017-SC01 Class M1, 3.647% due 12/25/2046	359,654	343,774
[d,e]	Series 2017-SC02 Class M1, 3.863% due 5/25/2047	166,550	161,591
	Federal National Mtg Assoc., Pool BM6899, 2.50% due 1/1/2052	11,130,552	9,349,824
	Federal National Mtg Assoc., CMO REMIC, Series 1994-37 Class L, 6.50% due 3/25/2024	81	81
	Federal National Mtg Assoc., UMBS Collateral,
	Pool BV2784, 2.50% due 2/1/2052	4,257,466	3,669,017
	Pool BW8669, 5.00% due 9/1/2052	5,210,477	5,203,229
	Pool CB1810, 3.00% due 10/1/2051	8,141,642	7,301,479
	Pool CB3880, 5.00% due 6/1/2052	3,267,120	3,293,979
	Pool FS2239, 2.50% due 7/1/2052	24,120,412	20,819,723
	Pool MA4493 2.50% due 12/1/2051	15,885,925	13,706,411
	Pool MA4512, 2.50% due 1/1/2052	44,393,949	38,248,479
	Pool MA4578, 2.50% due 4/1/2052	11,896,248	10,248,825
	Pool MA4598, 2.50% due 5/1/2052	15,840,118	13,646,538
	Pool MA4599, 3.00% due 5/1/2052	23,363,164	20,945,458
	Pool MA4623, 2.50% due 6/1/2052	46,003,748	39,694,206
	Pool MA4730, 3.00% due 9/1/2052	22,270,144	19,960,561
	First Republic Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e,g]	Series 2020-1 Class A2IO, 1.244% due 4/25/2050	125,047,981	2,371,685
[d,e]	Series 2020-1 Class B3, 2.884% due 4/25/2050	1,414,180	1,154,066
[d,e]	Series 2020-1 Class B4, 2.884% due 4/25/2050	1,325,000	832,821
[d,e]	Series 2020-1 Class B5, 2.884% due 4/25/2050	470,000	283,171
[d,e]	Series 2020-1 Class B6, 2.884% due 4/25/2050	755,000	336,452
66 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-1 Class 2A2, 3.00% due 3/25/2047	$ 251,817	$ 226,475
[d,e]	Series 2018-3INV Class B4, 4.469% due 5/25/2048	5,347,729	4,684,050
[d,e]	Series 2019-2 Class B3, 4.03% due 12/25/2049	3,622,424	3,057,412
[d,e,g]	Series 2020-2 Class AX1, 0.669% due 8/25/2050	27,852,049	665,508
[d,e,g]	Series 2020-2 Class AX2, 0.50% due 8/25/2050	4,773,095	92,206
[d,e]	Series 2020-2 Class B4, 3.669% due 8/25/2050	207,743	168,351
[d,e]	Series 2020-2 Class B5, 3.669% due 8/25/2050	620,384	497,538
[d,e]	Series 2020-2 Class B6C, 3.669% due 8/25/2050	829,217	368,505
[d,e,g]	Series 2021-13INV Class AX1, 0.187% due 12/30/2051	175,516,809	1,326,152
[d,e,g]	Series 2021-13INV Class AX17, 0.18% due 12/30/2051	14,510,409	124,929
[d,e,g]	Series 2021-13INV Class AX4, 0.50% due 12/30/2051	13,271,360	340,083
[d,e]	Series 2021-13INV Class B4, 3.367% due 12/30/2051	2,601,817	1,609,128
[d,e]	Series 2021-13INV Class B5, 3.367% due 12/30/2051	474,311	309,746
[d,e]	Series 2021-13INV Class B6C, 3.222% due 12/30/2051	4,134,220	2,108,268
[d,e]	FREMF Mortgage Trust, CMBS, Series 2016-KF24 Class B, 9.669% (LIBOR 1 Month + 5.00%) due 10/25/2026	313,311	295,580
	GCAT Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-NQM3 Class A1, 2.686% due 11/25/2059	780,578	726,529
[d,e]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	3,951,215	3,714,153
[d,e]	Series 2021-CM2 Class A1, 2.352% due 8/25/2066	8,724,444	7,896,832
[d,e]	Series 2021-NQM4 Class A1, 1.093% due 8/25/2066	4,164,725	3,231,064
[d,e]	Series 2023-NQM1, 2.316% due 1/25/2066	6,112,000	3,737,535
[d]	GS Mortgage-Backed Securities Corp. Trust, Whole Loan Securities Trust CMO, Series 2023-CCM1 Class A1, 6.65% due 8/25/2053	14,895,696	15,101,482
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,e,g]	Series 2020-INV1 Class A11X, 3.418% due 10/25/2050	1,008,310	155,087
[d,e,g]	Series 2020-INV1 Class A12X, 2.93% due 10/25/2050	12,073,002	1,591,670
[d,e,g]	Series 2020-INV1 Class AIOS, 0.19% due 10/25/2050	63,635,486	457,864
[d,e,g]	Series 2020-INV1 Class AX1, 0.005% due 10/25/2050	43,651,322	437
[d,e,g]	Series 2020-INV1 Class AX2, 0.43% due 10/25/2050	2,175,826	26,314
[d,e,g]	Series 2020-INV1 Class AX4, 0.928% due 10/25/2050	2,342,251	61,453
[d,e]	Series 2020-INV1 Class B4, 3.857% due 10/25/2050	1,271,305	994,136
[d,e]	Series 2020-INV1 Class B5, 3.857% due 10/25/2050	1,271,572	882,912
[d,e]	Series 2020-INV1 Class B6, 3.857% due 10/25/2050	2,936,315	1,560,887
[d,e,g]	Series 2020-INV1 Class BX, 0.357% due 10/25/2050	14,508,118	169,658
[d,e,g]	Series 2020-PJ3 Class A11X, 3.50% due 10/25/2050	2,685,005	351,605
[d,e]	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class B3, 5.486% due 5/25/2065	14,305,000	11,874,699
[d,e]	Homeward Opportunities Fund Trust, Whole Loan Securities Trust CMO, Series 2022-1 A Class A1, 5.082% due 7/25/2067	5,704,048	5,662,844
	Imperial Fund Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2021-NQM3 Class B2, 4.15% due 11/25/2056	5,408,000	3,139,026
[d,e]	Series 2021-NQM4 Class A1, 2.091% due 1/25/2057	4,512,762	3,804,117
[d,e]	Series 2021-NQM4 Class B2, 4.10% due 1/25/2057	2,500,000	1,476,501
[d,e]	Series 2022- NQM1 Class A1, 2.493% due 2/25/2067	17,820,118	15,456,685
[d,e]	Series 2022-NQM2 Class B2, 4.20% due 3/25/2067	15,600,000	9,581,854
[d,e]	Series 2022-NQM4 Class A, 4.767% due 6/25/2067	14,046,613	13,846,560
[d,e]	Series 2022-NQM4 Class A3, 5.04% due 6/25/2067	4,254,668	3,973,927
[d,e]	Series 2022-NQM6 Class A1, 6.819% due 10/25/2067	9,613,221	9,666,486
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2015-4 Class B4, 3.548% due 6/25/2045	830,166	554,184
[d,e]	Series 2016-5 Class B4, 5.934% due 12/25/2046	1,630,300	1,569,060
[d,e]	Series 2016-5 Class B5, 5.934% due 12/25/2046	1,235,587	787,289
[d,e]	Series 2017-5 Class B6, 3.30% due 10/26/2048	3,020,511	1,952,427
[d,e]	Series 2019-8 Class B4, 4.166% due 3/25/2050	3,382,159	2,761,729
[d,e,g]	Series 2020-3 Class AX1, 0.147% due 8/25/2050	10,181,791	37,530
[d,e,g]	Series 2020-4 Class A11X, 0.633% (5.25% - LIBOR 1 Month) due 11/25/2050	1,981,014	145,868
[d,e,g]	Series 2020-4 Class A3X, 0.50% due 11/25/2050	8,980,598	164,823
[d,e,g]	Series 2020-4 Class AX1, 0.099% due 11/25/2050	33,171,095	90,033
[d,e,g]	Series 2020-4 Class AX3, 3.50% due 11/25/2050	917,705	118,677
[d,e,g]	Series 2020-4 Class AX4, 0.55% due 11/25/2050	2,118,035	42,739
[d,e]	Series 2020-4 Class B4, 3.649% due 11/25/2050	1,309,130	1,024,551
[d,e]	Series 2020-4 Class B5, 3.649% due 11/25/2050	603,707	433,365
[d,e]	Series 2020-4 Class B6, 3.536% due 11/25/2050	1,069,000	377,868
[d,e]	Series 2020-7 Class B4, 3.521% due 1/25/2051	620,916	502,544
[d,e]	Series 2020-7 Class B5, 3.521% due 1/25/2051	433,131	242,654
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 67

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e]	Series 2020-7 Class B6, 3.521% due 1/25/2051	$ 588,627	$ 187,948
[d,e]	Series 2020-LTV1 Class B3A, 3.783% due 6/25/2050	2,743,648	2,285,341
[d,e]	Series 2021-11 Class B5, 3.028% due 1/25/2052	2,356,340	1,259,298
[d,e]	Series 2021-11 Class B6, 2.756% due 1/25/2052	2,747,935	1,068,054
[d,e]	Series 2021-LTV2 Class A1, 2.52% due 5/25/2052	14,517,298	11,667,031
[d,e]	Series 2022- LTV1 Class A1, 3.25% due 7/25/2052	18,294,467	15,338,419
[d,e]	Series 2022-2 Class B4, 3.133% due 8/25/2052	3,289,360	1,930,811
[d,e]	Series 2022-2 Class B5, 3.133% due 8/25/2052	1,749,576	853,781
[d,e]	Series 2022-2 Class B6, 2.692% due 8/25/2052	1,841,056	431,841
[d,e]	Series 2022-3 Class B4, 3.115% due 8/25/2052	2,699,619	1,565,418
[d,e]	Series 2022-3 Class B5, 3.115% due 8/25/2052	1,717,584	630,900
[d,e]	Series 2022-3 Class B6, 2.238% due 8/25/2052	1,471,813	345,310
[d,e]	Series 2022-DSC1 Class A1, 4.75% due 1/25/2063	9,441,746	9,068,915
[d,e]	Series 2023-1 Class A2, 5.50% due 6/25/2053	7,567,355	7,458,290
[d,e]	JPMorgan Wealth Management, Whole Loan Securities Trust CMO, Series 2021-CL1 Class M1, 5.86% (SOFR30A + 1.30%) due 3/25/2051	4,478,502	3,964,697
[d,e]	Legacy Mortgage Asset Trust, Whole Loan Securities Trust CMO, Series 2019-GS7 Class A1, 6.25% due 11/25/2059	2,202,689	2,199,453
	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO,
[d,e,g]	Series 2021-INV2 Class AX1, 0.127% due 8/25/2051	105,087,176	486,491
[d,e,g]	Series 2021-INV2 Class AX4, 0.70% due 8/25/2051	7,200,385	267,450
[d,e]	Series 2021-INV2 Class B5, 3.327% due 8/25/2051	319,525	188,500
[d,e]	Series 2021-INV2 Class B6, 2.994% due 8/25/2051	1,536,806	623,451
[d,e,g]	Series 2021-INV3 Class AX1, 0.167% due 10/25/2051	125,840,768	824,962
[d,e,g]	Series 2021-INV3 Class AX4, 0.55% due 10/25/2051	10,236,040	279,054
[d,e]	Series 2021-INV3 Class B5, 3.217% due 10/25/2051	442,649	258,644
[d,e]	Series 2021-INV3 Class B6, 2.983% due 10/25/2051	1,939,882	802,063
[d]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 3.533% due 8/25/2034	55,684	50,725
[d,e]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	506,600	490,917
	MFA Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2020-NQM3 Class M1, 2.654% due 1/26/2065	800,000	617,444
[d,e]	Series 2021-INV1 Class A1, 0.852% due 1/25/2056	5,510,518	4,887,067
[d,e]	Series 2021-INV2 Class A1, 1.906% due 11/25/2056	9,662,289	8,055,778
[d,e]	Series 2022-INV1 Class A3, 4.25% due 4/25/2066	4,950,000	3,888,507
[d,e]	Series 2022-NQM3 Class A1, 5.57% due 9/25/2067	9,537,515	9,569,431
[d,e]	MFRA Trust, Whole Loan Securities Trust CMO, Series 2022-CHM1 Class A1, 3.875% due 9/25/2056	8,693,368	8,179,648
[d,e]	Mill City Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2023-NQM1 Class A1, 6.05% due 10/25/2067	19,902,127	19,701,775
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-3A Class A1, 4.00% due 4/25/2057	965,398	922,052
[d,e]	Series 2017-4A Class A1, 4.00% due 5/25/2057	793,412	736,428
[d,e]	Series 2017-5A Class A1, 6.345% (LIBOR 1 Month + 1.50%) due 6/25/2057	483,108	470,807
[d,e]	Series 2017-6A Class A1, 4.00% due 8/27/2057	431,578	404,204
[d,e]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	803,089	760,234
[d,e,g]	Series 2021-INV1 Class AX1, 0.753% due 6/25/2051	106,007,797	3,938,221
[d,e]	Series 2021-INV1 Class B5, 3.253% due 6/25/2051	1,204,246	767,090
[d,e]	Series 2021-INV1 Class B6, 1.454% due 6/25/2051	2,118,001	937,734
[d,e]	Series 2022-NQM3 Class A1, 3.90% due 4/25/2062	19,481,507	17,624,745
[d,e]	OBX Trust, Whole Loan Securities Trust CMO, Series 2021-NQM2 Class A1, 1.101% due 5/25/2061	6,287,875	4,825,075
[d,e]	Onslow Bay Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-NQM4 Class A1, 1.957% due 10/25/2061	16,820,532	13,693,915
	PRKCM Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2021-AFC1 Class A1, 1.51% due 8/25/2056	4,810,114	3,779,792
[d,e]	Series 2021-AFC1 Class B2, 3.95% due 8/25/2056	2,729,000	1,531,794
[d,e]	PRPM LLC, Whole Loan Securities Trust CMO, Series 2022-NQM1 Class A1, 5.50% due 8/25/2067	9,666,481	9,437,134
	PRPM Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2022-INV1 Class A1, 4.40% due 4/25/2067	28,745,860	27,755,417
[d,e]	Series 2022-INV1 Class A3, 4.448% due 4/25/2067	9,657,817	8,795,166
[d,e]	Rate Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-J1 Class A9, 2.50% due 1/25/2052	13,477,678	11,628,733
[d,e]	Saluda Grade Alternative Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-FIG1 Class C, due 9/25/2050	5,428,595	1,359,575
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2015-4 Class B4, 3.132% due 11/25/2030	1,686,000	1,488,073
[d,e]	Series 2016-3 Class B3, 3.613% due 11/25/2046	2,698,747	2,063,544
[d,e]	Series 2017-7 Class B3, 3.724% due 10/25/2047	1,360,787	1,185,028
[d,e]	Series 2018-7 Class B4, 4.254% due 9/25/2048	1,802,000	1,332,352
68 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-3 Class A1, 2.703% due 9/25/2059	$ 146,705	$ 141,797
[d,e,g]	Series 2019-3 Class AIOS, 0.375% due 9/25/2059	14,519,388	70,820
[d,e]	Series 2019-3 Class B2, 5.663% due 9/25/2059	1,978,000	1,550,769
[d,e]	Series 2019-3 Class B3, 5.936% due 9/25/2059	842,000	587,985
[e]	Series 2019-3 Class XS1, due 9/25/2059	14,369,863	517
[e]	Series 2019-3 Class XS2, due 9/25/2059	14,369,408	536,797
[d,e]	Series 2020-2 Class A3, 1.895% due 5/25/2065	1,315,543	1,162,562
[d,e]	Series 2021-2 Class A1, 1.737% due 12/25/2061	6,753,979	5,519,298
[d,e]	Series 2022-1 Class B2, 3.982% due 3/27/2062	4,204,000	2,306,860
[d,e]	Shellpoint Co-Originator Trust, Whole Loan Securities Trust CMO, Series 2016-1 Class B4, 3.558% due 11/25/2046	2,750,486	2,154,054
[d,e]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2021-5 Class A1, 1.92% due 9/25/2066	16,839,124	13,710,388
	TIAA Bank Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-2 Class B3, 3.692% due 7/25/2048	2,551,044	2,149,866
[d,e]	Series 2018-2 Class B4, 3.692% due 7/25/2048	2,040,000	1,256,051
	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-1 Class A1, 2.75% due 10/25/2056	229,523	225,106
[d,e]	Series 2018-2 Class A1, 3.25% due 3/25/2058	1,831,738	1,755,231
[d,e]	TRK Trust, Whole Loan Securities Trust CMO, Series 2022-INV2 Class A1, 4.35% due 6/25/2057	12,119,811	11,579,091
[d,e]	Vista Point Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A2, 1.986% due 4/25/2065	1,230,973	1,106,277
	Wells Fargo Commercial Mortgage Trust, CMBS, Series 2016-C34 Class A2, 2.603% due 6/15/2049	1,257,056	1,230,546
	Wells Fargo Mortgage Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,e,g]	Series 2021-INV1 Class AIO2, 0.50% due 8/25/2051	94,768,089	2,359,119
[d,e]	Series 2021-INV1 Class B4, 3.317% due 8/25/2051	1,667,865	1,057,730
[d,e]	Series 2021-INV1 Class B5, 3.317% due 8/25/2051	1,338,374	775,333
[d,e]	Series 2021-INV1 Class B6, 3.317% due 8/25/2051	1,031,830	360,139
	Total Mortgage Backed (Cost $993,364,974)		932,939,278
	Loan Participations — 0.9%
	Consumer Durables & Apparel — 0.1%
	Textiles, Apparel & Luxury Goods — 0.1%
[j]	Hanesbrands, Inc., 8.557% (SOFR + 3.75%) due 3/8/2030	5,000,000	4,975,000
			4,975,000
	Consumer Services — 0.1%
	Hotels, Restaurants & Leisure — 0.1%
[j]	TKC Holdings, Inc., 10.34% (LIBOR 1 Month + 5.50%) due 5/15/2028	4,570,590	3,846,929
			3,846,929
	Household & Personal Products — 0.1%
	Household Products — 0.1%
[j]	Energizer Holdings, Inc., 7.116% (SOFR + 2.25%) due 12/22/2027	4,930,942	4,881,632
			4,881,632
	Media & Entertainment — 0.3%
	Media — 0.3%
[j]	ABG Intermediate Holdings 2 LLC, 8.407% (SOFR + 3.50%) due 12/21/2028	9,240,175	9,086,141
[j]	DirecTV Financing LLC, 9.84% (LIBOR 1 Month + 5.00%) due 8/2/2027	8,996,000	8,639,219
			17,725,360
	Semiconductors & Semiconductor Equipment — 0.1%
	Information Technology Services — 0.1%
[j]	Xperi Corporation, 8.352% (LIBOR 1 Month + 3.50%) due 6/8/2028	10,028,209	9,886,109
			9,886,109
	Software & Services — 0.2%
	Internet Software & Services — 0.1%
[j]	Titan AcquisitionCo New Zealand Ltd., 9.159% (LIBOR 3 Month + 4.00%) due 10/18/2028	7,385,400	7,173,070
	Software — 0.1%
[j]	GoTo Group, Inc., 9.59% (LIBOR 1 Month + 4.75%) due 8/31/2027	6,692,488	3,786,810
			10,959,880
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 69

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Total Loan Participations (Cost $54,645,008)		52,274,910
	Short-Term Investments — 8.7%
[k]	Thornburg Capital Management Fund	52,633,057	$ 526,330,566
	Total Short-Term Investments (Cost $526,330,566)		526,330,566
	Total Investments — 97.8% (Cost $6,193,251,967)		$5,924,282,628
	Other Assets Less Liabilities — 2.2%		131,366,728
	Net Assets — 100.0%		$6,055,649,356

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2023
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	78,509,100	9/25/2023	85,904,429	$ —	$ (568,885)

Net unrealized appreciation (depreciation)							$ (568,885)

*	Counterparty includes State Street Bank and Trust Company ("SSB").
70 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
Footnote Legend
a	Security currently fair valued by the Valuation and Pricing Committee.
b	Non-income producing.
c	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
d	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2023.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $3,234,426,104, representing 53.41% of the Fund’s net assets.
f	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
g	Interest only.
h	When-issued security.
i	Bond in default.
j	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2023.
k	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
ARM	Adjustable Rate Mortgage
BSBY3M	Bloomberg Short Term Bank Yield 3 Month
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Rate
DAC	Designated Activity Company
EUR	Denominated in Euro
FCB	Farm Credit Bank
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
IDR	Denominated in Indonesian Rupiah
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
PIK	Payment-in-kind
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30-Day Average
SOFRINDX	Secured Overnight Financing Rate Index
SPV	Special Purpose Vehicle
TSFR1M	Term SOFR 1 Month
TSFR3M	Term SOFR 3 Month
UMBS	Uniform Mortgage Backed Securities
USD	Unified School District
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 71

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2023 (Unaudited)
COUNTRY EXPOSURE * (percent of net assets)
United States	75.5%
Canada	1.9%
United Kingdom	1.0%
Japan	0.9%
Mexico	0.9%
China	0.7%
Cayman Islands	0.6%
Australia	0.6%
Belgium	0.6%
Germany	0.6%
United Arab Emirates	0.5%
Russian Federation	0.4%
France	0.4%
Italy	0.4%
South Korea	0.4%
Nigeria	0.4%
Colombia	0.3%
Brazil	0.3%
Morocco	0.3%
Guatemala	0.2%
Bermuda	0.2%
Dominican Republic	0.2%
Norway	0.2%
Saudi Arabia	0.2%
South Africa	0.2%
Switzerland	0.2%
Ireland	0.2%
Spain	0.1%
Indonesia	0.1%
New Zealand	0.1%
Israel	0.1%
Panama	0.1%
Jamaica	0.1%
Kuwait	0.1%
India	0.1%
Chile	0.0%**
Other Assets Less Liabilities	10.9%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.
72 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

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Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  73

Statements of Assets and Liabilities
March 31, 2023 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 209,947,026	$ 7,592,153,904	$ 220,519,276	$ 5,666,921,401
Non-controlled affiliated issuers	-	117,560,015	23,981,255	526,330,566
Investments at value
Non-affiliated issuers	198,800,338	7,143,277,781	219,756,121	5,397,952,062
Non-controlled affiliated issuers	-	117,560,015	23,981,255	526,330,566
Cash	895	80,276,135	4,068,708	58,911,243
Foreign currency at value (a)	-	7,295	148	9,330
Receivable for investments sold	-	4,078,594	-	1,628,282
Receivable for fund shares sold	265,017	10,598,665	2,129,284	48,823,764
Receivable from investment advisor	-	-	5,436	-
Dividends receivable	-	430,214	87,893	2,207,319
Principal and interest receivable	529,069	37,842,803	1,112,005	42,415,050
Prepaid expenses and other assets	65,820	227,541	41,540	313,623
Total Assets	199,661,139	7,394,299,043	251,182,390	6,078,591,239
Liabilities
Unrealized depreciation on forward currency contracts	-	-	-	568,885
Payable for investments purchased	-	4,352,893	87,893	7,459,838
Payable for fund shares redeemed	549,435	16,402,231	867,561	10,824,138
Payable to investment advisor and other affiliates	103,989	2,589,544	-	2,209,416
Deferred taxes payable	-	-	-	23,819
Accounts payable and accrued expenses	105,949	1,739,615	26,966	358,430
Dividends payable	101,280	2,409,094	1,917	1,497,357
Total Liabilities	860,653	27,493,377	984,337	22,941,883
Net Assets	$ 198,800,486	$ 7,366,805,666	$ 250,198,053	$ 6,055,649,356
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 237,528,071	$ 8,076,770,482	$ 251,650,741	$ 6,386,949,476
Accumulated loss	(38,727,585)	(709,964,816)	(1,452,688)	(331,300,120)
Net Assets	$ 198,800,486	$ 7,366,805,666	$ 250,198,053	$ 6,055,649,356
74   |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2023 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 50,527,574	$ 584,155,741	$ 30,658,449	$ 275,961,455
Shares outstanding	4,241,749	46,055,754	2,521,311	24,481,204
Net asset value and redemption price per share	$ 11.91	$ 12.68	$ 12.16	$ 11.27
Maximum offering price per share (net asset value, plus 2.25% of offering price)	$ 12.18	$ 12.97	$ 12.44	$ 11.80 *
Class C Shares:
Net assets applicable to shares outstanding	4,518,289	174,778,216	-	90,919,747
Shares outstanding	377,182	13,802,119	-	8,077,032
Net asset value and redemption price per share**	11.98	12.66	-	11.26
Class C2 Shares:
Net assets applicable to shares outstanding	792,998	8,136,523	-	-
Shares outstanding	66,176	642,480	-	-
Net asset value and redemption price per share**	11.98	12.66	-	-
Class I Shares:
Net assets applicable to shares outstanding	137,185,666	6,290,234,092	219,539,604	5,496,980,533
Shares outstanding	11,518,118	495,808,639	18,067,627	488,833,310
Net asset value and redemption price per share	11.91	12.69	12.15	11.25
Class R3 Shares:
Net assets applicable to shares outstanding	3,293,931	43,889,864	-	606,623
Shares outstanding	276,208	3,457,992	-	53,866
Net asset value and redemption price per share	11.93	12.69	-	11.26
Class R4 Shares:
Net assets applicable to shares outstanding	907,202	18,302,823	-	2,699,097
Shares outstanding	76,199	1,443,582	-	239,741
Net asset value and redemption price per share	11.91	12.68	-	11.26
Class R5 Shares:
Net assets applicable to shares outstanding	1,574,826	83,076,559	-	57,811,386
Shares outstanding	132,118	6,550,426	-	5,139,252
Net asset value and redemption price per share	11.92	12.68	-	11.25
Class R6 Shares:
Net assets applicable to shares outstanding	-	164,231,848	-	130,670,515
Shares outstanding	-	12,922,708	-	11,584,833
Net asset value and redemption price per share	-	12.71	-	11.28

(a)	Cost of foreign currency is $0; $7,019; $140; $9,369 respectively.
*	Net asset value, plus 4.50% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  75

Statements of Operations
Six Months Ended March 31, 2023 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ -	$ 370,388	$ -	$ 556,601
Non-controlled affiliated issuers	-	4,248,803	717,070	11,388,138
Interest income	2,668,754	122,152,736	4,830,315	116,988,459
Total Income	2,668,754	126,771,927	5,547,385	128,933,198
EXPENSES
Investment management fees	397,556	11,898,573	317,630	14,776,136
Administration fees	94,050	3,355,645	112,656	2,344,084
Distribution and service fees
Class A Shares	67,800	742,543	35,933	344,685
Class C Shares	12,458	483,964	-	423,845
Class C2 Shares	2,045	28,041	-	-
Class R3 Shares	8,308	121,652	-	1,552
Class R4 Shares	1,274	22,371	-	2,849
Transfer agent fees
Class A Shares	29,061	309,992	23,768	208,223
Class C Shares	3,814	67,913	-	28,655
Class C2 Shares	620	3,480	-	-
Class I Shares	65,308	3,414,260	82,075	2,229,816
Class R3 Shares	3,683	21,434	-	1,169
Class R4 Shares	2,362	29,971	-	6,119
Class R5 Shares	2,932	152,015	-	52,620
Class R6 Shares	-	17,260	-	8,352
Registration and filing fees
Class A Shares	7,916	12,504	10,848	16,408
Class C Shares	7,343	8,971	-	10,232
Class C2 Shares	3,047	10,145	-	-
Class I Shares	7,786	56,815	16,930	79,563
Class R3 Shares	6,389	7,029	-	6,586
Class R4 Shares	6,799	7,185	-	7,239
Class R5 Shares	6,145	6,518	-	6,592
Class R6 Shares	-	7,887	-	8,042
Custodian fees	34,165	235,538	39,148	174,250
Professional fees	24,783	78,486	23,239	75,971
Trustee and officer fees	6,903	242,267	8,442	161,809
Other expenses	18,409	361,139	9,385	218,879
Total Expenses	820,956	21,703,598	680,054	21,193,676
Less:
Expenses reimbursed	(36,864)	(1,648,429)	(246,847)	(2,853,661)
Investment management fees waived	-	-	(16,117)	(1,446,768)
Net Expenses	784,092	20,055,169	417,090	16,893,247
Net Investment Income (Loss)	$ 1,884,662	$ 106,716,758	$ 5,130,295	$ 112,039,951
76   |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2023 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ (6,802,400)	$ (130,662,660)	$ 5,660	$ (20,989,435)
Forward currency contracts	-	-	-	(4,903,023)
Foreign currency transactions	-	-	-	(18,200)
Net realized gain (loss)	(6,802,400)	(130,662,660)	5,660	(25,910,658)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments*	11,858,807	314,561,430	957,206	162,229,132
Forward currency contracts	-	-	-	(767,013)
Foreign currency translations	-	335	10	65,367
Change in net unrealized appreciation (depreciation)	11,858,807	314,561,765	957,216	161,527,486
Net Realized and Unrealized Gain (Loss)	5,056,407	183,899,105	962,876	135,616,828
Change in Net Assets Resulting from Operations	$ 6,941,069	$ 290,615,863	$ 6,093,171	$ 247,656,779
* Net of change in deferred taxes	$ -	$ -	$ -	$ (16,916)
See notes to financial statements.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  77

Statements of Changes in Net Assets

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND		THORNBURG LIMITED TERM INCOME FUND
	Six Months Ended March 31, 2023*	Year Ended September 30, 2022	Six Months Ended March 31, 2023*	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 1,884,662	$ 3,351,500	$ 106,716,758	$ 173,410,217
Net realized gain (loss)	(6,802,400)	(3,914,810)	(130,662,660)	(112,711,590)
Net change in unrealized appreciation (depreciation)	11,858,807	(25,443,104)	314,561,765	(918,159,951)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,941,069	(26,006,414)	290,615,863	(857,461,324)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(488,670)	(1,077,301)	(7,726,025)	(12,209,248)
Class C Shares	(36,974)	(89,707)	(2,292,647)	(4,274,325)
Class C2 Shares	(4,988)	(5,977)	(92,305)	(138,924)
Class I Shares	(1,525,794)	(3,332,395)	(93,034,005)	(162,307,895)
Class R3 Shares	(29,102)	(73,375)	(580,557)	(840,905)
Class R4 Shares	(8,852)	(23,597)	(215,197)	(192,235)
Class R5 Shares	(17,985)	(37,478)	(1,371,096)	(2,585,649)
Class R6 Shares	-	-	(2,570,107)	(3,874,795)
FUND SHARE TRANSACTIONS
Class A Shares	(7,756,498)	(27,886,841)	(28,869,081)	(142,969,791)
Class C Shares	(1,419,491)	(3,412,668)	(50,934,375)	(108,485,863)
Class C2 Shares	546,871	(393,489)	(1,691,376)	(2,056,363)
Class I Shares	(22,041,011)	(43,028,059)	(755,071,911)	(1,058,145,415)
Class R3 Shares	(251,811)	(3,567,935)	(6,886,380)	3,797,881
Class R4 Shares	(260,258)	(677,402)	(128,796)	8,552,330
Class R5 Shares	(464,718)	38,259	(30,619,439)	(9,631,811)
Class R6 Shares	-	-	(20,595,846)	73,435,426
Net Increase (Decrease) in Net Assets	(26,818,212)	(109,574,379)	(712,063,280)	(2,279,388,906)
NET ASSETS
Beginning of Period	225,618,698	335,193,077	8,078,868,946	10,358,257,852
End of Period	$ 198,800,486	$ 225,618,698	$ 7,366,805,666	$ 8,078,868,946

*	Unaudited.
See notes to financial statements.
78   |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG ULTRA SHORT INCOME FUND		THORNBURG STRATEGIC INCOME FUND
	Six Months Ended March 31, 2023*	Year Ended September 30, 2022	Six Months Ended March 31, 2023*	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 5,130,295	$ 1,768,496	$ 112,039,951	$ 146,720,630
Net realized gain (loss)	5,660	(408,939)	(25,910,658)	(32,329,695)
Net change in unrealized appreciation (depreciation)	957,216	(1,856,585)	161,527,486	(489,494,142)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,093,171	(497,028)	247,656,779	(375,103,207)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(695,666)	(283,888)	(5,383,229)	(12,129,707)
Class C Shares	-	-	(1,366,240)	(2,428,639)
Class I Shares	(4,471,846)	(1,662,348)	(102,894,875)	(139,146,370)
Class R3 Shares	-	-	(11,361)	(23,381)
Class R4 Shares	-	-	(42,167)	(67,012)
Class R5 Shares	-	-	(1,107,384)	(2,091,728)
Class R6 Shares	-	-	(2,578,448)	(4,010,518)
FUND SHARE TRANSACTIONS
Class A Shares	(3,601,239)	23,598,176	(52,769,048)	(11,367,670)
Class C Shares	-	-	8,399,021	(9,033,972)
Class I Shares	72,983,849	105,217,615	1,195,615,845	1,386,260,132
Class R3 Shares	-	-	(50,556)	(105,090)
Class R4 Shares	-	-	599,581	166,961
Class R5 Shares	-	-	16,018,767	(17,150,444)
Class R6 Shares	-	-	18,339,484	44,974,373
Net Increase (Decrease) in Net Assets	70,308,269	126,372,527	1,320,426,169	858,743,728
NET ASSETS
Beginning of Period	179,889,784	53,517,257	4,735,223,187	3,876,479,459
End of Period	$ 250,198,053	$ 179,889,784	$ 6,055,649,356	$ 4,735,223,187

*	Unaudited.
See notes to financial statements.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  79

Notes to Financial Statements
March 31, 2023 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Limited Term U.S. Government Fund (the “Limited Term U.S. Government Fund”), Thornburg Limited Term Income Fund (the “Limited Term Income Fund”), Thornburg Ultra Short Income Fund (the “Ultra Short Income Fund”) and Thornburg Strategic Income Fund (the “Strategic Income Fund”), collectively the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). As of March 31, 2023, the Funds are currently four of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Limited Term U.S. Government Fund: The Fund’s primary investment goal is to provide a high level of current income as is consistent, in the view of the Trust’s investment advisor, Thornburg Investment Management, Inc. (the “Advisor”), with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, redemption risk, risks affecting specific issuers, and structured products risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Limited Term Income Fund: The Fund’s primary investment goal is to provide a high level of current income as is consistent, in the view of the Advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, foreign investment risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, redemption risk, and structured products risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Ultra Short Income Fund: The Fund’s investment goal is to seek current income, consistent with preservation of capital. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, derivatives risk, foreign investment risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, redemption risk, risks affecting specific issuers, and structured products risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Strategic Income Fund: The Fund’s primary investment goal is to seek a high level of current income. As a secondary investment goal, the Fund seeks some long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, foreign currency risk, foreign investment risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, redemption risk, risks affecting specific issuers, small and mid-cap company risk, and structured products risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Certain Funds have invested in securities that are economically tied to Russia. Russia’s invasion of Ukraine in February 2022 resulted in market disruptions which have adversely affected, and which may continue to adversely affect, the value of those securities and certain other investments of the Funds. The ongoing conflict has also caused investments in Russia to be subject to increased levels of political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and other countries. Furthermore, transactions in certain Russian securities have been, or may in the future be, prohibited, and certain of the Funds’ existing investments have or may become illiquid.
As of March 31, 2023, the Funds each currently offer up to eight classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class C2 shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
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Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
At March 31, 2023, the following class of shares are offered in each respective Fund:
	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	X	X	X	X	X	X	X
Limited Term Income Fund	X	X	X	X	X	X	X	X
Ultra Short Income Fund	X			X
Strategic Income Fund	X	X		X	X	X	X	X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  81

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value.  Pursuant to current U.S. Securities and Exchange Commission (“SEC”) guidance, a transaction involving a when-issued security will not be deemed to involve a senior security as long as the Funds intend to settle the transaction physically and the transaction settles within 35 days.  Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2023 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust (the "Trustees") as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function under the supervision of the Trustees and in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees (the “Valuation Policy and Procedures”).
In its capacity as the Funds’ valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are generally valued at the last reported sale price on the valuation date or, if there has been no sale of the investment on that date, at the mean between the last reported bid and asked prices for the investment on that date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. For securities and other portfolio investments which are primarily listed or traded on an exchange outside the United States, the time for determining the investment’s value in accordance with the first sentence of this paragraph will be the close of that investment’s primary exchange preceding the Fund’s valuation time.
82  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using methodologies selected and approved by the Committee as described in the Valuation Policy and Procedures, subject to changes or additions by the Committee. For this purpose, a market quotation is considered to be readily available if it is a quoted price (unadjusted) in active markets for identical investments that the Funds can access at the measurement date. Pursuant to the Valuation Policy and Procedures, the Committee shall monitor for circumstances that may necessitate the use of fair valuation methodologies, including circumstances in which a market quotation for an investment is no longer reliable or is otherwise not readily available. For that purpose, a market quotation is not readily available when the primary market or exchange for the applicable investment is not open for the entire scheduled day of trading. A market quotation may also not be readily available if: (a) developments occurring after the most recent close of the applicable investment’s primary exchange, but prior to the close of business on any business day; or (b) an unusual event or significant period of time occurring since the availability of the market quotation, create a serious question concerning the reliability of that market quotation. Additionally, a market quotation will be considered unreliable if it would require adjustment under GAAP, or where GAAP would require consideration of additional inputs in determining the value of the investment. The Committee customarily obtains valuations in those instances from pricing service providers approved by the Committee. Such pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data, and other data.
Securities held with a maturity of less than 60 days are valued using the amortized cost method unless the Committee determines such method does not represent fair value. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.
Investments in U.S. mutual funds are valued at net asset value (“NAV”) each business day.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
Forward currency contracts are valued by a third-party pricing service provider.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
If the market quotation for an investment is expressed in a foreign currency, that market quotation will be converted to U.S. dollars using a foreign exchange quotation from a third-party service at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  83

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of March 31, 2023:
LIMITED TERM U.S. GOVERNMENT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Asset Backed Securities	$ 935,983	$ —	$ 935,983	$ —
Corporate Bonds	3,368,815	—	3,368,815	—
U.S. Treasury Securities	38,206,635	38,206,635	—	—
U.S. Government Agencies	14,668,633	—	14,668,633	—
Mortgage Backed	127,167,844	—	127,167,844	—
Short-Term Investments
U.S. Government Agencies	2,437,000	—	2,437,000	—
U.S. Treasury Securities	12,015,428	6,023,502	5,991,926	—
Total Investments in Securities	$ 198,800,338	$ 44,230,137	$ 154,570,201	$ —
Total Assets	$ 198,800,338	$ 44,230,137	$ 154,570,201	$ —
LIMITED TERM INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Preferred Stock	$ 26,362,875	$ —	$ —	$ 26,362,875
Asset Backed Securities	1,226,246,593	—	1,226,246,593	—
Corporate Bonds	3,519,639,287	—	3,519,639,287	—
Long-Term Municipal Bonds	12,274,525	—	12,274,525	—
Other Government	16,943,294	—	16,943,294	—
U.S. Treasury Securities	781,457,535	781,457,535	—	—
U.S. Government Agencies	30,521,723	—	30,521,723	—
Mortgage Backed	1,529,831,949	—	1,529,831,949	—
Short-Term Investments	117,560,015	117,560,015	—	—
Total Investments in Securities	$ 7,260,837,796	$ 899,017,550	$ 6,335,457,371	$ 26,362,875
Total Assets	$ 7,260,837,796	$ 899,017,550	$ 6,335,457,371	$26,362,875(a)

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2023 is not presented.

84  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
ULTRA SHORT INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Asset Backed Securities	$ 74,186,472	$ —	$ 74,186,472	$ —
Corporate Bonds	109,624,464	—	109,624,464	—
Long-Term Municipal Bonds	54,073	—	54,073	—
U.S. Treasury Securities	26,974,186	26,974,186	—	—
U.S. Government Agencies	43,493	—	43,493	—
Mortgage Backed	8,873,433	—	8,873,433	—
Short-Term Investments
Mutual Fund	23,981,255	23,981,255	—	—
Total Investments in Securities	$ 243,737,376	$ 50,955,441	$ 192,781,935	$ —
Total Assets	$ 243,737,376	$ 50,955,441	$ 192,781,935	$ —
STRATEGIC INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 847	$ —	$ —	$ 847
Preferred Stock	21,961,931	6,081,456	4,037,600	11,842,875
Asset Backed Securities	933,775,322	—	911,681,049	22,094,273
Corporate Bonds	3,054,723,141	—	3,054,722,596	545
Convertible Bonds	19,291,288	—	19,291,288	—
Long-Term Municipal Bonds	9,489,841	—	9,489,841	—
Other Government	40,079,655	—	40,079,655	—
U.S. Treasury Securities	300,075,979	300,075,979	—	—
U.S. Government Agencies	8,717,800	—	8,717,800	—
Mortgage Backed	932,939,278	—	932,939,278	—
Loan Participations	52,274,910	—	52,274,910	—
Short-Term Investments	550,952,636	550,952,636	—	—
Total Investments in Securities	$ 5,924,282,628	$ 857,110,071	$ 5,033,234,017	$ 33,938,540
Total Assets	$ 5,924,282,628	$ 857,110,071	$ 5,033,234,017	$ 33,938,540
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (568,885)	$ —	$ (568,885)	$ —
Total Other Financial Instruments	$ (568,885)	$ —	$ (568,885)	$ —
Total Liabilities	$ (568,885)	$ —	$ (568,885)	$—
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2023 is as follows:
STRATEGIC INCOME FUND	COMMON STOCK	PREFERRED STOCK	ASSET BACKED SECURITIES	CORPORATE BONDS	TOTAL (e)
Beginning Balance 9/30/2022	$ 847	$ 10,286,816	$ 41,039,192	$ 745	$ 51,327,600
Accrued Discounts (Premiums)	–	–	(3,042,968)	–	(3,042,968)
Net Realized Gain (Loss)(a)	–	–	(43,518)	(2,000,000)	(2,043,518)
Gross Purchases	–	2,532,250	–	–	2,532,250
Gross Sales	–	–	(53,104)	–	(53,104)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	–	(976,191)	3,479,686	1,999,800	4,503,295
Transfers into Level 3(d)	–	–	–	–	–
Transfers out of Level 3(d)	–	–	(19,285,015)	–	(19,285,015)
Ending Balance 3/31/2023	$ 847	$ 11,842,875	$ 22,094,273	$ 545	$ 33,938,540

Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  85

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2023.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2023.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2023, which were valued using significant unobservable inputs, was $2,503,495. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s Statement of Operations for the six months ended March 31, 2023.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2023. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 0.56% of total net assets at the six months ended March 31, 2023. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the Advisor’s management fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that Fund at an annual rate as shown in the following table:
LIMITED TERM U.S. GOVERNMENT FUND		LIMITED TERM INCOME FUND		ULTRA SHORT INCOME FUND		STRATEGIC INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.375%	Up to $500 million	0.500%	Up to $5 billion	0.250%	Up to $500 million	0.750%
Next $1 billion	0.325	Next $500 million	0.450	Next $5 billion	0.225	Next $500 million	0.675
Over $2 billion	0.275	Next $500 million	0.400	Over $10 billion	0.200	Next $500 million	0.625
		Next $500 million	0.350			Next $500 million	0.575
		Over $2 billion	0.275			Over $2 billion	0.500
The Funds’ effective management fees, calculated on the basis of the Funds’ average daily net assets (before applicable management fee waivers) for the six months ended March 31, 2023 were as shown in the following table. Total management fees incurred by the Funds for the six months ended March 31, 2023 are set forth in the Statement of Operations.
Effective Management Fee
Limited Term U.S. Government Fund	0.375%
Limited Term Income Fund	0.315
Ultra Short Income Fund	0.250
Strategic Income Fund	0.559
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services. The administrative services fees are computed as an annual percentage of the aggregate average daily net assets of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate administrative services fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the six months ended March 31, 2023, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2023, the Distributor has advised the Funds that they earned net
86  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C and Class C2 shares as follows:
	Commissions	CDSC fees
Limited Term U.S. Government Fund	$ 281	$ 155
Limited Term Income Fund	3,272	1,602
Ultra Short Income Fund	699	—
Strategic Income Fund	12,177	8,600
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class C2, Class I, Class R3, Class R4, and Class R5 shares of the Limited Term U.S. Government Fund and Limited Term Income Fund, Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Strategic Income Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I of the Ultra Short Income Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2023, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Funds’ shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C, Class C2, and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C, Class C2 and Class R3 shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares of Limited Term U.S. Government Fund and Limited Term Income Fund, .40 of 1% per annum of the average daily net assets attributable to Class C2 shares of the Limited Term U.S. Government Fund and Limited Term Income Fund, .75 of 1% per annum of the average daily net assets attributable to Class C shares of Strategic Income Fund, and .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2023 are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive certain fees and reimburse certain expenses incurred by certain classes of the Funds. The agreement may be terminated by the Trust at any time, but may not be terminated by the Advisor before February 1, 2024 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the six months ended March 31, 2023 if, during the period, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Funds’ total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Expense caps exclude taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown on the following table:
	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	—%	1.24%	1.24%	—%	0.99%	0.99%	0.67%	—%
Limited Term Income Fund	—	—	1.24	0.49	0.99	0.99	0.49	0.42
Ultra Short Income Fund	0.50	—	—	0.30	—	—	—	—
Strategic Income Fund	1.05	—	—	0.60	1.25	1.25	0.60	0.53
For the six months ended March 31, 2023, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6	Total
Limited Term U.S. Government Fund	$ —	$ 2,200	$ 3,537	$ —	$ 10,964	$ 8,154	$ 7,962	$ —	$ 32,817
Limited Term Income Fund	—	—	6,619	1,458,933	13,259	9,275	128,527	31,816	1,648,429
Ultra Short Income Fund	51,203	—	—	195,644	—	—	—	—	246,847
Strategic Income Fund	55,627	17,073	—	3,657,246	7,474	9,482	74,287	92,061	3,913,250
Voluntary:	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6	Total
Limited Term U.S. Government Fund	$ —	$ 4,047	$ —	$ —	$ —	$ —	$ —	$ —	$ 4,047
Ultra Short Income Fund	2,023	—	—	14,094	—	—	—	—	16,117
Strategic Income Fund	18,040	5,894	—	350,784	39	174	3,770	8,478	387,179
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  87

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of March 31, 2023, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Limited Term U.S. Government Fund	14.36%
Limited Term Income Fund	0.11
Ultra Short Income Fund	1.58
Strategic Income Fund	0.20
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended at March 31, 2023, the Funds had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds invested for cash management purposes during the period:
LIMITED TERM INCOME FUND	Market Value 9/30/22	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/23	Dividend Income
Thornburg Capital Mgmt. Fund	$118,768,589	$1,131,454,653	$(1,132,663,227)	$-	$-	$117,560,015	$ 4,248,803
ULTRA SHORT INCOME FUND
Thornburg Capital Mgmt. Fund	$ 23,148,493	$ 173,258,713	$ (172,425,951)	$-	$-	$ 23,981,255	$ 717,070
STRATEGIC INCOME FUND
Thornburg Capital Mgmt. Fund	$465,780,083	$1,318,434,688	$(1,257,884,205)	$-	$-	$526,330,566	$11,388,138
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the six month period ended March 31, 2023, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At March 31, 2023, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Limited Term U.S. Government Fund	$ 209,947,026	$ 1,008,723	$ (12,155,411)	$ (11,146,688)
Limited Term Income Fund	7,709,713,919	38,677,359	(487,553,482)	(448,876,123)
Ultra Short Income Fund	244,500,531	330,704	(1,093,859)	(763,155)
Strategic Income Fund	6,193,251,967	80,450,410	(349,419,749)	(268,969,339)
Temporary differences between book and tax basis appreciation (depreciation) on cost of investments is primarily attributed to tax deferral of losses on wash sales and partnership basis adjustments.
88  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
At March 31, 2023, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Limited Term U.S. Government Fund	$ 4,856,828	$ 15,605,681
Limited Term Income Fund	90,321,161	37,600,970
Ultra Short Income Fund	638,904	19,241
Strategic Income Fund	18,717,647	18,125,899
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a tax reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention.
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2023, there were an unlimited number of shares of each Fund with no par value of beneficial interest authorized. Transactions in each Fund’s shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
LIMITED TERM U.S. GOVERNMENT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	356,727	$ 4,202,968	439,668	$ 5,516,825
Shares issued to shareholders in reinvestment of dividends	39,496	465,528	79,599	989,124
Shares repurchased	(1,052,971)	(12,424,994)	(2,726,703)	(34,392,790)
Net increase (decrease)	(656,748)	$ (7,756,498)	(2,207,436)	$ (27,886,841)
Class C Shares
Shares sold	35,337	$ 413,562	81,326	$ 1,021,762
Shares issued to shareholders in reinvestment of dividends	2,928	34,704	6,821	85,080
Shares repurchased	(158,255)	(1,867,757)	(358,755)	(4,519,510)
Net increase (decrease)	(119,990)	$ (1,419,491)	(270,608)	$ (3,412,668)
Class C2 Shares
Shares sold	47,328	$ 556,008	11,803	$ 153,582
Shares issued to shareholders in reinvestment of dividends	419	4,988	476	5,972
Shares repurchased	(1,175)	(14,125)	(44,406)	(553,043)
Net increase (decrease)	46,572	$ 546,871	(32,127)	$ (393,489)
Class I Shares
Shares sold	531,229	$ 6,240,209	1,985,296	$ 25,069,718
Shares issued to shareholders in reinvestment of dividends	99,844	1,176,157	211,124	2,621,823
Shares repurchased	(2,507,836)	(29,457,377)	(5,638,164)	(70,719,600)
Net increase (decrease)	(1,876,763)	$ (22,041,011)	(3,441,744)	$ (43,028,059)
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  89

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
LIMITED TERM U.S. GOVERNMENT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R3 Shares
Shares sold	23,763	$ 281,890	51,864	$ 652,234
Shares issued to shareholders in reinvestment of dividends	2,441	28,815	5,705	71,072
Shares repurchased	(47,836)	(562,516)	(341,529)	(4,291,241)
Net increase (decrease)	(21,632)	$ (251,811)	(283,960)	$ (3,567,935)
Class R4 Shares
Shares sold	7,961	$ 93,698	14,871	$ 186,632
Shares issued to shareholders in reinvestment of dividends	743	8,753	1,896	23,544
Shares repurchased	(31,029)	(362,709)	(72,332)	(887,578)
Net increase (decrease)	(22,325)	$ (260,258)	(55,565)	$ (677,402)
Class R5 Shares
Shares sold	7,597	$ 89,712	29,321	$ 364,596
Shares issued to shareholders in reinvestment of dividends	1,407	16,592	2,380	29,481
Shares repurchased	(48,161)	(571,022)	(28,658)	(355,818)
Net increase (decrease)	(39,157)	$ (464,718)	3,043	$ 38,259
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
LIMITED TERM INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,444,621	$ 67,928,396	10,541,439	$ 140,150,366
Shares issued to shareholders in reinvestment of dividends	508,682	6,371,451	817,718	10,693,958
Shares repurchased	(8,274,187)	(103,168,928)	(22,180,526)	(293,814,115)
Net increase (decrease)	(2,320,884)	$ (28,869,081)	(10,821,369)	$ (142,969,791)
Class C Shares
Shares sold	331,750	$ 4,137,818	950,042	$ 12,643,799
Shares issued to shareholders in reinvestment of dividends	161,998	2,025,010	289,804	3,782,337
Shares repurchased	(4,583,577)	(57,097,203)	(9,476,803)	(124,911,999)
Net increase (decrease)	(4,089,829)	$ (50,934,375)	(8,236,957)	$ (108,485,863)
Class C2 Shares
Shares sold	3,170	$ 40,088	80,061	$ 1,062,877
Shares issued to shareholders in reinvestment of dividends	7,382	92,306	10,679	138,920
Shares repurchased	(146,248)	(1,823,770)	(246,744)	(3,258,160)
Net increase (decrease)	(135,696)	$ (1,691,376)	(156,004)	$ (2,056,363)
Class I Shares
Shares sold	92,356,541	$ 1,156,676,703	220,666,997	$ 2,925,215,365
Shares issued to shareholders in reinvestment of dividends	6,657,067	83,418,603	11,080,794	144,940,625
Shares repurchased	(159,865,480)	(1,995,167,217)	(314,030,159)	(4,128,301,405)
Net increase (decrease)	(60,851,872)	$ (755,071,911)	(82,282,368)	$ (1,058,145,415)
90   |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
LIMITED TERM INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R3 Shares
Shares sold	764,367	$ 9,526,427	2,265,150	$ 30,239,348
Shares issued to shareholders in reinvestment of dividends	45,956	575,977	64,069	834,682
Shares repurchased	(1,350,732)	(16,988,784)	(2,074,866)	(27,276,149)
Net increase (decrease)	(540,409)	$ (6,886,380)	254,353	$ 3,797,881
Class R4 Shares
Shares sold	173,219	$ 2,169,649	1,013,644	$ 12,974,366
Shares issued to shareholders in reinvestment of dividends	4,516	56,581	5,897	76,820
Shares repurchased	(188,213)	(2,355,026)	(344,863)	(4,498,856)
Net increase (decrease)	(10,478)	$ (128,796)	674,678	$ 8,552,330
Class R5 Shares
Shares sold	946,679	$ 11,863,940	6,131,927	$ 82,049,887
Shares issued to shareholders in reinvestment of dividends	105,375	1,318,849	188,604	2,462,116
Shares repurchased	(3,484,136)	(43,802,228)	(7,096,207)	(94,143,814)
Net increase (decrease)	(2,432,082)	$ (30,619,439)	(775,676)	$ (9,631,811)
Class R6 Shares
Shares sold	1,675,256	$ 21,021,711	12,325,073	$ 165,456,777
Shares issued to shareholders in reinvestment of dividends	193,180	2,424,543	281,783	3,678,103
Shares repurchased	(3,491,023)	(44,042,100)	(7,278,342)	(95,699,454)
Net increase (decrease)	(1,622,587)	$ (20,595,846)	5,328,514	$ 73,435,426
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
ULTRA SHORT INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,238,755	$ 15,022,081	2,494,229	$ 30,419,140
Shares issued to shareholders in reinvestment of dividends	57,037	692,308	23,169	282,740
Shares repurchased	(1,590,566)	(19,315,628)	(580,148)	(7,103,704)
Net increase (decrease)	(294,774)	$ (3,601,239)	1,937,250	$ 23,598,176
Class I Shares
Shares sold	14,534,245	$ 176,020,530	12,647,567	$ 154,631,056
Shares issued to shareholders in reinvestment of dividends	368,065	4,464,291	135,441	1,651,088
Shares repurchased	(8,861,387)	(107,500,972)	(4,182,562)	(51,064,529)
Net increase (decrease)	6,040,923	$ 72,983,849	8,600,446	$ 105,217,615
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
STRATEGIC INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,551,844	$ 61,790,597	10,115,056	$ 119,485,988
Shares issued to shareholders in reinvestment of dividends	450,754	5,024,414	945,131	11,115,435
Shares repurchased	(10,791,700)	(119,584,059)	(12,099,708)	(141,969,093)
Net increase (decrease)	(4,789,102)	$ (52,769,048)	(1,039,521)	$ (11,367,670)
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  91

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
STRATEGIC INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	2,022,388	$ 22,451,768	1,857,127	$ 21,894,946
Shares issued to shareholders in reinvestment of dividends	114,993	1,280,970	195,252	2,294,880
Shares repurchased	(1,382,256)	(15,333,717)	(2,831,455)	(33,223,798)
Net increase (decrease)	755,125	$ 8,399,021	(779,076)	$ (9,033,972)
Class I Shares
Shares sold	201,398,699	$ 2,237,113,293	238,941,841	$ 2,788,013,156
Shares issued to shareholders in reinvestment of dividends	8,657,341	96,384,768	11,042,043	128,768,898
Shares repurchased	(102,709,271)	(1,137,882,216)	(131,451,156)	(1,530,521,922)
Net increase (decrease)	107,346,769	$ 1,195,615,845	118,532,728	$ 1,386,260,132
Class R3 Shares
Shares sold	1,739	$ 19,394	3,768	$ 44,038
Shares issued to shareholders in reinvestment of dividends	980	10,915	1,941	22,789
Shares repurchased	(7,295)	(80,865)	(14,779)	(171,917)
Net increase (decrease)	(4,576)	$ (50,556)	(9,070)	$ (105,090)
Class R4 Shares
Shares sold	57,390	$ 642,604	80,230	$ 956,587
Shares issued to shareholders in reinvestment of dividends	3,344	37,266	5,139	60,387
Shares repurchased	(7,243)	(80,289)	(71,761)	(850,013)
Net increase (decrease)	53,491	$ 599,581	13,608	$ 166,961
Class R5 Shares
Shares sold	1,843,562	$ 20,454,095	1,459,940	$ 16,964,830
Shares issued to shareholders in reinvestment of dividends	98,271	1,094,495	175,916	2,072,320
Shares repurchased	(497,295)	(5,529,823)	(3,144,440)	(36,187,594)
Net increase (decrease)	1,444,538	$ 16,018,767	(1,508,584)	$ (17,150,444)
Class R6 Shares
Shares sold	2,691,508	$ 30,103,820	5,402,932	$ 64,663,323
Shares issued to shareholders in reinvestment of dividends	149,347	1,667,044	249,143	2,924,729
Shares repurchased	(1,203,423)	(13,431,380)	(1,939,475)	(22,613,679)
Net increase (decrease)	1,637,432	$ 18,339,484	3,712,600	$ 44,974,373
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2023, the Funds had purchase and sale transactions of investments as listed in the table below (excluding short-term investments and U.S. Government obligations).
	Purchases	Sales
Limited Term U.S. Government Fund	$ 55,438,238	$ 81,605,040
Limited Term Income Fund	1,687,270,833	2,229,521,345
Ultra Short Income Fund	109,365,413	19,377,767
Strategic Income Fund	1,794,564,775	659,496,897
92   |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2023, the Funds’ principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts.
During the six months ended March 31, 2023, the Strategic Income Fund entered into forward currency contracts in the normal course of pursuing their investment objectives, with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each of the forward currency contracts entered into by the Funds is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Forward currency contracts involve risks to the Funds, including the risk that a contract’s counterparty will not meet its obligations to the Funds, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Funds may not achieve the intended benefit of entering into a contract and may experience a loss. The monthly average value of open forward currency sell contracts for the six months ended March 31, 2023 for Strategic Income Fund was $65,532,776.
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Strategic Income Fund’s Schedule of Investments, which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Strategic Income Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Strategic Income Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Strategic Income Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at March 31, 2023 is disclosed in the following table:
	Type of Derivative	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Strategic Income Fund	Forward currency contracts	SSB	$ —	$ (568,885)	$ (568,885)
Because the Funds did not receive or post cash collateral in connection with its forward currency contracts during the period, the net amounts of each Fund’s assets and liabilities which are attributable to those contracts at March 31, 2023 can be determined by offsetting the dollar amounts shown in the asset and liability columns in the preceding table, the results of which are reflected in the "Net Amount" column. The Funds’ forward currency contracts are valued each day, and the net amounts of each Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in each Fund’s Statement of Operations for the six months ended March 31, 2023 are disclosed in the following table:
		Net Realized	Net Change in Unrealized
	Type of Derivative	Gain (Loss)	Appreciation (Depreciation)
Strategic Income Fund	Forward currency contracts	$ (4,903,023)	$ (767,013)
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  93

Financial Highlights
Limited Term U.S. Government Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2023 (c)	$ 11.64	0.09	0.29	0.38	(0.11)	—	—	(0.11)	$ 11.91
2022	$ 13.06	0.13	(1.36)	(1.23)	(0.19)	—	—	(0.19)	$ 11.64
2021	$ 13.38	0.08	(0.24)	(0.16)	(0.16)	—	—	(0.16)	$ 13.06
2020	$ 13.10	0.15	0.33	0.48	(0.20)	—	—	(0.20)	$ 13.38
2019	$ 12.69	0.19	0.45	0.64	(0.23)	—	—	(0.23)	$ 13.10
2018	$ 13.01	0.18	(0.28)	(0.10)	(0.22)	—	—	(0.22)	$ 12.69
CLASS C SHARES
2023 (c)	$ 11.71	0.08	0.28	0.36	(0.09)	—	—	(0.09)	$ 11.98
2022	$ 13.13	0.09	(1.36)	(1.27)	(0.15)	—	—	(0.15)	$ 11.71
2021	$ 13.46	0.03	(0.25)	(0.22)	(0.11)	—	—	(0.11)	$ 13.13
2020	$ 13.17	0.11	0.35	0.46	(0.17)	—	—	(0.17)	$ 13.46
2019	$ 12.77	0.15	0.43	0.58	(0.18)	—	—	(0.18)	$ 13.17
2018	$ 13.09	0.14	(0.28)	(0.14)	(0.18)	—	—	(0.18)	$ 12.77
CLASS C2 SHARES
2023 (c)	$ 11.71	0.08	0.28	0.36	(0.09)	—	—	(0.09)	$ 11.98
2022	$ 13.14	0.08	(1.36)	(1.28)	(0.15)	—	—	(0.15)	$ 11.71
2021 (e)	$ 13.46	0.04	(0.25)	(0.21)	(0.11)	—	—	(0.11)	$ 13.14
CLASS I SHARES
2023 (c)	$ 11.64	0.11	0.28	0.39	(0.12)	—	—	(0.12)	$ 11.91
2022	$ 13.06	0.16	(1.36)	(1.20)	(0.22)	—	—	(0.22)	$ 11.64
2021	$ 13.38	0.11	(0.24)	(0.13)	(0.19)	—	—	(0.19)	$ 13.06
2020	$ 13.10	0.18	0.34	0.52	(0.24)	—	—	(0.24)	$ 13.38
2019	$ 12.69	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$ 13.10
2018	$ 13.01	0.22	(0.28)	(0.06)	(0.26)	—	—	(0.26)	$ 12.69
CLASS R3 SHARES
2023 (c)	$ 11.65	0.09	0.29	0.38	(0.10)	—	—	(0.10)	$ 11.93
2022	$ 13.06	0.11	(1.34)	(1.23)	(0.18)	—	—	(0.18)	$ 11.65
2021	$ 13.39	0.06	(0.25)	(0.19)	(0.14)	—	—	(0.14)	$ 13.06
2020	$ 13.10	0.13	0.35	0.48	(0.19)	—	—	(0.19)	$ 13.39
2019	$ 12.70	0.18	0.44	0.62	(0.22)	—	—	(0.22)	$ 13.10
2018	$ 13.02	0.17	(0.28)	(0.11)	(0.21)	—	—	(0.21)	$ 12.70
CLASS R4 SHARES
2023 (c)	$ 11.64	0.09	0.28	0.37	(0.10)	—	—	(0.10)	$ 11.91
2022	$ 13.05	0.12	(1.35)	(1.23)	(0.18)	—	—	(0.18)	$ 11.64
2021	$ 13.37	0.06	(0.24)	(0.18)	(0.14)	—	—	(0.14)	$ 13.05
2020	$ 13.09	0.13	0.34	0.47	(0.19)	—	—	(0.19)	$ 13.37
2019	$ 12.69	0.18	0.43	0.61	(0.21)	—	—	(0.21)	$ 13.09
2018	$ 13.01	0.17	(0.28)	(0.11)	(0.21)	—	—	(0.21)	$ 12.69
CLASS R5 SHARES
2023 (c)	$ 11.65	0.11	0.28	0.39	(0.12)	—	—	(0.12)	$ 11.92
2022	$ 13.07	0.16	(1.36)	(1.20)	(0.22)	—	—	(0.22)	$ 11.65
2021	$ 13.39	0.11	(0.25)	(0.14)	(0.18)	—	—	(0.18)	$ 13.07
2020	$ 13.11	0.17	0.34	0.51	(0.23)	—	—	(0.23)	$ 13.39
2019	$ 12.70	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$ 13.11
2018	$ 13.02	0.21	(0.28)	(0.07)	(0.25)	—	—	(0.25)	$ 12.70

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
94  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term U.S. Government Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2023 (c)	1.59 (d)	0.93 (d)	0.93 (d)	3.25	28.05	$ 50,528
2022	1.01	0.92	0.92	(9.51)	28.92	$ 57,028
2021	0.60	0.87	0.87	(1.22)	9.50	$ 92,786
2020	1.10	0.89	0.89	3.70	11.66	$ 86,955
2019	1.48	0.90	0.90	5.06	29.37	$ 66,140
2018	1.42	0.91	0.91	(0.77)	5.93	$ 69,634
CLASS C SHARES
2023 (c)	1.27 (d)	1.24 (d)	1.49 (d)	3.07	28.05	$ 4,518
2022	0.68	1.24	1.39	(9.74)	28.92	$ 5,821
2021	0.21	1.24	1.24	(1.65)	9.50	$ 10,084
2020	0.82	1.16	1.16	3.48	11.66	$ 17,994
2019	1.13	1.24	1.24	4.60	29.37	$ 15,618
2018	1.10	1.23	1.23	(1.08)	5.93	$ 19,686
CLASS C2 SHARES
2023 (c)	1.37 (d)	1.24 (d)	2.36 (d)	3.08	28.05	$ 793
2022	0.62	1.24	2.28	(9.81)	28.92	$ 230
2021 (e)	0.28	1.24	3.37	(1.58)	9.50	$ 680
CLASS I SHARES
2023 (c)	1.87 (d)	0.64 (d)	0.64 (d)	3.39	28.05	$ 137,185
2022	1.31	0.62	0.62	(9.24)	28.92	$ 155,928
2021	0.85	0.61	0.61	(0.96)	9.50	$ 219,833
2020	1.36	0.60	0.60	4.00	11.66	$ 243,793
2019	1.76	0.62	0.62	5.35	29.37	$ 145,273
2018	1.73	0.60	0.60	(0.47)	5.93	$ 131,898
CLASS R3 SHARES
2023 (c)	1.54 (d)	0.99 (d)	1.65 (d)	3.30	28.05	$ 3,294
2022	0.89	0.99	1.52	(9.50)	28.92	$ 3,471
2021	0.46	0.99	1.31	(1.41)	9.50	$ 7,601
2020	1.02	0.99	1.29	3.67	11.66	$ 9,222
2019	1.39	0.99	1.43	4.88	29.37	$ 9,181
2018	1.34	0.99	1.45	(0.85)	5.93	$ 9,036
CLASS R4 SHARES
2023 (c)	1.52 (d)	0.99 (d)	2.59 (d)	3.22	28.05	$ 907
2022	0.92	0.99	2.30	(9.51)	28.92	$ 1,146
2021	0.47	0.99	1.63	(1.34)	9.50	$ 2,011
2020	1.01	0.99	1.60	3.60	11.66	$ 2,779
2019	1.38	0.99	1.78	4.88	29.37	$ 2,293
2018	1.35	0.99	1.75	(0.85)	5.93	$ 2,509
CLASS R5 SHARES
2023 (c)	1.84 (d)	0.67 (d)	1.58 (d)	3.38	28.05	$ 1,575
2022	1.30	0.67	1.64	(9.27)	28.92	$ 1,995
2021	0.80	0.67	1.56	(1.02)	9.50	$ 2,198
2020	1.27	0.67	2.12	3.93	11.66	$ 2,307
2019	1.80	0.67	2.04	5.29	29.37	$ 897
2018	1.60	0.65	1.94	(0.52)	5.93	$ 661
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  95

Financial Highlights
Limited Term Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2023 (c)	$ 12.38	0.16	0.30	0.46	(0.16)	—	—	(0.16)	$ 12.68
2022	$ 13.83	0.21	(1.43)	(1.22)	(0.23)	—	—	(0.23)	$ 12.38
2021	$ 14.14	0.16	(0.11)	0.05	(0.19)	(0.17)	—	(0.36)	$ 13.83
2020	$ 13.61	0.27	0.64	0.91	(0.28)	(0.10)	—	(0.38)	$ 14.14
2019	$ 13.16	0.33	0.45	0.78	(0.33)	—	—	(0.33)	$ 13.61
2018	$ 13.44	0.28	(0.27)	0.01	(0.29)	—	—	(0.29)	$ 13.16
CLASS C SHARES
2023 (c)	$ 12.36	0.15	0.30	0.45	(0.15)	—	—	(0.15)	$ 12.66
2022	$ 13.81	0.18	(1.43)	(1.25)	(0.20)	—	—	(0.20)	$ 12.36
2021	$ 14.12	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.81
2020	$ 13.59	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$ 14.12
2019	$ 13.14	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$ 13.59
2018	$ 13.42	0.25	(0.27)	(0.02)	(0.26)	—	—	(0.26)	$ 13.14
CLASS C2 SHARES
2023 (c)	$ 12.36	0.13	0.30	0.43	(0.13)	—	—	(0.13)	$ 12.66
2022	$ 13.81	0.15	(1.43)	(1.28)	(0.17)	—	—	(0.17)	$ 12.36
2021 (e)	$ 14.12	0.09	(0.11)	(0.02)	(0.12)	(0.17)	—	(0.29)	$ 13.81
CLASS I SHARES
2023 (c)	$ 12.38	0.18	0.31	0.49	(0.18)	—	—	(0.18)	$ 12.69
2022	$ 13.84	0.25	(1.44)	(1.19)	(0.27)	—	—	(0.27)	$ 12.38
2021	$ 14.15	0.20	(0.11)	0.09	(0.23)	(0.17)	—	(0.40)	$ 13.84
2020	$ 13.62	0.30	0.65	0.95	(0.32)	(0.10)	—	(0.42)	$ 14.15
2019	$ 13.16	0.37	0.47	0.84	(0.38)	—	—	(0.38)	$ 13.62
2018	$ 13.44	0.33	(0.28)	0.05	(0.33)	—	—	(0.33)	$ 13.16
CLASS R3 SHARES
2023 (c)	$ 12.38	0.15	0.31	0.46	(0.15)	—	—	(0.15)	$ 12.69
2022	$ 13.84	0.18	(1.44)	(1.26)	(0.20)	—	—	(0.20)	$ 12.38
2021	$ 14.15	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.84
2020	$ 13.63	0.24	0.63	0.87	(0.25)	(0.10)	—	(0.35)	$ 14.15
2019	$ 13.17	0.30	0.47	0.77	(0.31)	—	—	(0.31)	$ 13.63
2018	$ 13.45	0.26	(0.27)	(0.01)	(0.27)	—	—	(0.27)	$ 13.17
CLASS R4 SHARES
2023 (c)	$ 12.37	0.15	0.31	0.46	(0.15)	—	—	(0.15)	$ 12.68
2022	$ 13.83	0.20	(1.46)	(1.26)	(0.20)	—	—	(0.20)	$ 12.37
2021	$ 14.14	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.83
2020	$ 13.61	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$ 14.14
2019	$ 13.16	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$ 13.61
2018	$ 13.43	0.26	(0.26)	— (i)	(0.27)	—	—	(0.27)	$ 13.16
CLASS R5 SHARES
2023 (c)	$ 12.37	0.18	0.31	0.49	(0.18)	—	—	(0.18)	$ 12.68
2022	$ 13.83	0.25	(1.44)	(1.19)	(0.27)	—	—	(0.27)	$ 12.37
2021	$ 14.14	0.20	(0.11)	0.09	(0.23)	(0.17)	—	(0.40)	$ 13.83
2020	$ 13.61	0.31	0.64	0.95	(0.32)	(0.10)	—	(0.42)	$ 14.14
2019	$ 13.16	0.36	0.46	0.82	(0.37)	—	—	(0.37)	$ 13.61
2018	$ 13.44	0.31	(0.28)	0.03	(0.31)	—	—	(0.31)	$ 13.16
CLASS R6 SHARES
2023 (c)	$ 12.40	0.18	0.32	0.50	(0.19)	—	—	(0.19)	$ 12.71
2022	$ 13.86	0.26	(1.44)	(1.18)	(0.28)	—	—	(0.28)	$ 12.40
2021	$ 14.17	0.21	(0.11)	0.10	(0.24)	(0.17)	—	(0.41)	$ 13.86
2020	$ 13.64	0.32	0.64	0.96	(0.33)	(0.10)	—	(0.43)	$ 14.17
2019	$ 13.19	0.38	0.46	0.84	(0.39)	—	—	(0.39)	$ 13.64
2018	$ 13.46	0.35	(0.28)	0.07	(0.34)	—	—	(0.34)	$ 13.19

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was October 1, 2020.
(f)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (8.70)%.
(g)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 0.61%.
(h)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 6.47%.
(i)	Total from investment operations was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
96  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2023 (c)	2.57 (d)	0.79 (d)	0.79 (d)	3.76	22.90	$ 584,156
2022	1.58	0.77	0.77	(8.89)	46.77	$ 598,675
2021	1.17	0.77	0.77	0.33	33.37	$ 818,846
2020	1.94	0.77	0.77	6.78	53.84	$ 768,798
2019	2.44	0.81	0.81	6.03	43.22	$ 645,383
2018	2.12	0.84	0.84	0.09	33.62	$ 680,473
CLASS C SHARES
2023 (c)	2.34 (d)	1.01 (d)	1.01 (d)	3.65	22.90	$ 174,778
2022	1.33	0.99	0.99	(9.11)	46.77	$ 221,057
2021	0.94	0.99	0.99	0.11	33.37	$ 360,840
2020	1.72	1.00	1.00	6.55	53.84	$ 412,659
2019	2.24	1.02	1.02	5.82	43.22	$ 356,205
2018	1.91	1.05	1.05	(0.13)	33.62	$ 439,305
CLASS C2 SHARES
2023 (c)	2.11 (d)	1.24 (d)	1.39 (d)	3.53	22.90	$ 8,137
2022	1.10	1.24	1.30	(9.33)	46.77	$ 9,615
2021 (e)	0.65	1.24	1.32	(0.17)	33.37	$ 12,902
CLASS I SHARES
2023 (c)	2.86 (d)	0.49 (d)	0.54 (d)	3.99	22.90	$ 6,290,233
2022	1.86	0.49	0.51	(8.63) (f)	46.77	$ 6,890,513
2021	1.44	0.49	0.50	0.53 (g)	33.37	$ 8,840,331
2020	2.21	0.49	0.51	7.08	53.84	$ 6,999,911
2019	2.75	0.50	0.53	6.44	43.22	$ 4,455,457
2018	2.46	0.51	0.51	0.41	33.62	$ 3,685,859
CLASS R3 SHARES
2023 (c)	2.36 (d)	0.99 (d)	1.04 (d)	3.74	22.90	$ 43,890
2022	1.39	0.99	1.04	(9.16)	46.77	$ 49,513
2021	0.94	0.99	1.02	0.11	33.37	$ 51,825
2020	1.75	0.99	1.02	6.54 (h)	53.84	$ 61,041
2019	2.27	0.99	1.06	5.84	43.22	$ 64,335
2018	1.98	0.99	1.09	(0.06)	33.62	$ 88,298
CLASS R4 SHARES
2023 (c)	2.37 (d)	0.99 (d)	1.09 (d)	3.74	22.90	$ 18,303
2022	1.51	0.99	1.24	(9.16)	46.77	$ 17,988
2021	0.94	0.99	1.19	0.11	33.37	$ 10,777
2020	1.74	0.99	1.32	6.55	53.84	$ 6,413
2019	2.27	0.99	1.23	5.84	43.22	$ 8,073
2018	1.98	0.99	1.45	0.01	33.62	$ 7,962
CLASS R5 SHARES
2023 (c)	2.85 (d)	0.49 (d)	0.76 (d)	4.00	22.90	$ 83,077
2022	1.88	0.49	0.71	(8.71)	46.77	$ 111,149
2021	1.44	0.49	0.69	0.61	33.37	$ 134,974
2020	2.24	0.49	0.64	7.08	53.84	$ 149,322
2019	2.70	0.56	0.74	6.31	43.22	$ 106,753
2018	2.31	0.67	0.69	0.26	33.62	$ 113,333
CLASS R6 SHARES
2023 (c)	2.93 (d)	0.42 (d)	0.46 (d)	4.03	22.90	$ 164,232
2022	2.00	0.42	0.45	(8.62)	46.77	$ 180,359
2021	1.51	0.42	0.43	0.68	33.37	$ 127,763
2020	2.31	0.42	0.46	7.15	53.84	$ 98,639
2019	2.82	0.43	0.49	6.43	43.22	$ 60,440
2018	2.62	0.45	0.57	0.56	33.62	$ 29,568
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  97

Financial Highlights
Ultra Short Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2023 (c)	$ 12.13	0.23	0.03	0.26	(0.23)	—	—	(0.23)	$ 12.16
2022	$ 12.44	0.19	(0.31)	(0.12)	(0.19)	—	—	(0.19)	$ 12.13
2021	$ 12.59	0.15	(0.08)	0.07	(0.18)	(0.04)	—	(0.22)	$ 12.44
2020	$ 12.49	0.23	0.15	0.38	(0.24)	(0.04)	—	(0.28)	$ 12.59
2019	$ 12.29	0.28	0.21	0.49	(0.29)	—	—	(0.29)	$ 12.49
2018	$ 12.42	0.22	(0.13)	0.09	(0.22)	—	—	(0.22)	$ 12.29
CLASS I SHARES
2023 (c)	$ 12.12	0.25	0.03	0.28	(0.25)	—	—	(0.25)	$ 12.15
2022	$ 12.43	0.21	(0.31)	(0.10)	(0.21)	—	—	(0.21)	$ 12.12
2021	$ 12.58	0.18	(0.08)	0.10	(0.21)	(0.04)	—	(0.25)	$ 12.43
2020	$ 12.48	0.25	0.16	0.41	(0.27)	(0.04)	—	(0.31)	$ 12.58
2019	$ 12.28	0.31	0.20	0.51	(0.31)	—	—	(0.31)	$ 12.48
2018	$ 12.41	0.24	(0.12)	0.12	(0.25)	—	—	(0.25)	$ 12.28

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
98  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Ultra Short Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2023 (c)	3.84 (d)	0.50 (d)	0.80 (d)	2.20	13.11	$ 30,658
2022	1.54	0.50	1.05	(0.96)	39.29	$ 34,147
2021	1.22	0.50	1.38	0.54	37.51	$ 10,930
2020	1.83	0.70	1.84	3.13	46.29	$ 8,127
2019	2.28	0.70	1.65	4.00	79.59	$ 8,012
2018	1.75	0.70	1.82	0.75	20.93	$ 7,140
CLASS I SHARES
2023 (c)	4.07 (d)	0.30 (d)	0.49 (d)	2.30	13.11	$ 219,540
2022	1.75	0.30	0.60	(0.77)	39.29	$ 145,743
2021	1.40	0.30	0.76	0.74	37.51	$ 42,587
2020	2.02	0.50	1.06	3.33	46.29	$ 28,249
2019	2.47	0.50	0.94	4.21	79.59	$ 24,858
2018	1.96	0.50	1.09	0.95	20.93	$ 22,748
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  99

Financial Highlights
Strategic Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(c)
2023 (d)	$ 10.99	0.21	0.29	0.50	(0.22)	—	—	(0.22)	$ 11.27
2022	$ 12.41	0.36	(1.38)	(1.02)	(0.37)	(0.03)	—	(0.40)	$ 10.99
2021	$ 12.24	0.43	0.21	0.64	(0.47)	—	—	(0.47)	$ 12.41
2020	$ 11.92	0.40	0.31	0.71	(0.39)	—	—	(0.39)	$ 12.24
2019	$ 11.65	0.42	0.26	0.68	(0.41)	—	—	(0.41)	$ 11.92
2018	$ 11.82	0.40	(0.24)	0.16	(0.33)	—	—	(0.33)	$ 11.65
CLASS C SHARES
2023 (d)	$ 10.97	0.18	0.29	0.47	(0.18)	—	—	(0.18)	$ 11.26
2022	$ 12.39	0.27	(1.38)	(1.11)	(0.28)	(0.03)	—	(0.31)	$ 10.97
2021	$ 12.22	0.33	0.21	0.54	(0.37)	—	—	(0.37)	$ 12.39
2020	$ 11.90	0.31	0.31	0.62	(0.30)	—	—	(0.30)	$ 12.22
2019	$ 11.63	0.33	0.26	0.59	(0.32)	—	—	(0.32)	$ 11.90
2018	$ 11.81	0.32	(0.25)	0.07	(0.25)	—	—	(0.25)	$ 11.63
CLASS I SHARES
2023 (d)	$ 10.96	0.24	0.29	0.53	(0.24)	—	—	(0.24)	$ 11.25
2022	$ 12.38	0.40	(1.38)	(0.98)	(0.41)	(0.03)	—	(0.44)	$ 10.96
2021	$ 12.20	0.47	0.22	0.69	(0.51)	—	—	(0.51)	$ 12.38
2020	$ 11.89	0.44	0.30	0.74	(0.43)	—	—	(0.43)	$ 12.20
2019	$ 11.62	0.45	0.27	0.72	(0.45)	—	—	(0.45)	$ 11.89
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	—	(0.38)	$ 11.62
CLASS R3 SHARES
2023 (d)	$ 10.98	0.20	0.28	0.48	(0.20)	—	—	(0.20)	$ 11.26
2022	$ 12.40	0.33	(1.38)	(1.05)	(0.34)	(0.03)	—	(0.37)	$ 10.98
2021	$ 12.22	0.40	0.21	0.61	(0.43)	—	—	(0.43)	$ 12.40
2020	$ 11.91	0.35	0.31	0.66	(0.35)	—	—	(0.35)	$ 12.22
2019	$ 11.64	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$ 11.91
2018	$ 11.82	0.38	(0.25)	0.13	(0.31)	—	—	(0.31)	$ 11.64
CLASS R4 SHARES
2023 (d)	$ 10.97	0.20	0.29	0.49	(0.20)	—	—	(0.20)	$ 11.26
2022	$ 12.39	0.32	(1.37)	(1.05)	(0.34)	(0.03)	—	(0.37)	$ 10.97
2021	$ 12.22	0.40	0.20	0.60	(0.43)	—	—	(0.43)	$ 12.39
2020	$ 11.90	0.36	0.31	0.67	(0.35)	—	—	(0.35)	$ 12.22
2019	$ 11.63	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$ 11.90
2018	$ 11.82	0.38	(0.25)	0.13	(0.32)	—	—	(0.32)	$ 11.63
CLASS R5 SHARES
2023 (d)	$ 10.96	0.24	0.29	0.53	(0.24)	—	—	(0.24)	$ 11.25
2022	$ 12.39	0.40	(1.39)	(0.99)	(0.41)	(0.03)	—	(0.44)	$ 10.96
2021	$ 12.21	0.47	0.22	0.69	(0.51)	—	—	(0.51)	$ 12.39
2020	$ 11.89	0.45	0.30	0.75	(0.43)	—	—	(0.43)	$ 12.21
2019	$ 11.62	0.46	0.26	0.72	(0.45)	—	—	(0.45)	$ 11.89
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	—	(0.38)	$ 11.62
CLASS R6 SHARES
2023 (d)	$ 10.99	0.24	0.29	0.53	(0.24)	—	—	(0.24)	$ 11.28
2022	$ 12.42	0.41	(1.39)	(0.98)	(0.42)	(0.03)	—	(0.45)	$ 10.99
2021	$ 12.24	0.48	0.22	0.70	(0.52)	—	—	(0.52)	$ 12.42
2020	$ 11.93	0.45	0.30	0.75	(0.44)	—	—	(0.44)	$ 12.24
2019	$ 11.65	0.47	0.27	0.74	(0.46)	—	—	(0.46)	$ 11.93
2018	$ 11.85	0.45	(0.26)	0.19	(0.39)	—	—	(0.39)	$ 11.65

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, 3.48%; Class C, 2.71%; Class I, 3.81%; Class R3, 3.19%; Class R4, 3.21%; Class R5, 3.84%; Class R6, 3.89%.
(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	Unaudited Six Month Period Ended March 31.
(e)	Annualized.
(f)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 6.49% for 2019 and 6.46% for 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
100  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Strategic Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(c)
2023 (d)	3.82 (e)	1.03 (e)	1.08 (e)	4.57	14.02	$ 275,961
2022	3.03	0.99	1.06	(8.37)	27.19	$ 321,614
2021	3.48	0.95	1.05	5.30	28.55	$ 376,252
2020	3.35	0.96	1.13	6.07	58.91	$ 249,520
2019	3.55	0.99	1.16	5.92	31.55	$ 215,441
2018	3.41	1.09	1.21	1.39	29.90	$ 198,320
CLASS C SHARES
2023 (d)	3.16 (e)	1.71 (e)	1.76 (e)	4.30	14.02	$ 90,920
2022	2.29	1.72	1.79	(9.08)	27.19	$ 80,326
2021	2.71	1.73	1.83	4.49	28.55	$ 100,385
2020	2.57	1.70	1.88	5.30	58.91	$ 103,302
2019	2.80	1.75	1.92	5.15	31.55	$ 118,982
2018	2.70	1.80	1.96	0.59	29.90	$ 150,364
CLASS I SHARES
2023 (d)	4.28 (e)	0.60 (e)	0.77 (e)	4.87	14.02	$ 5,496,980
2022	3.45	0.60	0.77	(8.07)	27.19	$ 4,180,742
2021	3.81	0.60	0.81	5.74	28.55	$ 3,255,002
2020	3.73	0.60	0.88	6.39	58.91	$ 1,758,843
2019	3.89	0.63	0.91	6.35	31.55	$ 1,141,046
2018	3.81	0.69	0.91	1.71	29.90	$ 762,239
CLASS R3 SHARES
2023 (d)	3.61 (e)	1.25 (e)	3.67 (e)	4.44	14.02	$ 607
2022	2.77	1.25	3.96	(8.64)	27.19	$ 641
2021	3.20	1.25	3.16	5.06	28.55	$ 837
2020	2.96	1.25	2.53	5.70	58.91	$ 1,105
2019	3.30	1.25	2.59	5.71	31.55	$ 1,661
2018	3.24	1.25	2.46	1.16	29.90	$ 1,968
CLASS R4 SHARES
2023 (d)	3.66 (e)	1.25 (e)	2.10 (e)	4.54	14.02	$ 2,699
2022	2.76	1.25	2.44	(8.65)	27.19	$ 2,044
2021	3.21	1.25	2.28	4.98	28.55	$ 2,139
2020	3.06	1.25	2.70	5.79	58.91	$ 1,633
2019	3.28	1.25	2.51	5.71	31.55	$ 1,279
2018	3.25	1.25	2.14	1.08	29.90	$ 2,182
CLASS R5 SHARES
2023 (d)	4.31 (e)	0.60 (e)	0.91 (e)	4.87	14.02	$ 57,811
2022	3.38	0.60	0.96	(8.14)	27.19	$ 40,507
2021	3.84	0.60	0.92	5.74	28.55	$ 64,449
2020	3.78	0.60	1.00	6.48	58.91	$ 43,715
2019	3.94	0.59	1.18	6.35	31.55	$ 11,180
2018	3.82	0.69	1.20	1.71	29.90	$ 7,406
CLASS R6 SHARES
2023 (d)	4.36 (e)	0.53 (e)	0.70 (e)	4.90	14.02	$ 130,671
2022	3.53	0.53	0.72	(8.05)	27.19	$ 109,349
2021	3.89	0.53	0.75	5.81	28.55	$ 77,415
2020	3.77	0.53	0.88	6.55 (f)	58.91	$ 39,115
2019	3.98	0.53	0.98	6.40 (f)	31.55	$ 21,630
2018	3.91	0.65	1.13	1.66	29.90	$ 9,679
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  101

Expense Example
March 31, 2023 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C and Class C2 shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2022, and held until March 31, 2023.
ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, October 1, 2022 and held through March 31, 2023.
	Actual		Hypothetical *
	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22-3/31/23	Ending Account Value 3/31/23	Expenses Paid During Period† 10/1/22-3/31/23	Annualized Expense Ratio
LIMITED TERM U.S. GOVERNMENT FUND
CLASS A SHARES	$1,032.46	$4.71	$1,020.29	$4.68	0.93%
CLASS C SHARES	$1,030.73	$6.28	$1,018.75	$6.24	1.24%
CLASS C2 SHARES	$1,030.77	$6.28	$1,018.75	$6.24	1.24%
CLASS I SHARES	$1,033.93	$3.25	$1,021.74	$3.23	0.64%
CLASS R3 SHARES	$1,033.00	$5.02	$1,020.00	$4.99	0.99%
CLASS R4 SHARES	$1,032.15	$5.02	$1,020.00	$4.99	0.99%
CLASS R5 SHARES	$1,033.78	$3.40	$1,021.59	$3.38	0.67%
LIMITED TERM INCOME FUND
CLASS A SHARES	$1,037.59	$4.01	$1,020.99	$3.98	0.79%
CLASS C SHARES	$1,036.49	$5.13	$1,019.90	$5.09	1.01%
CLASS C2 SHARES	$1,035.29	$6.29	$1,018.75	$6.24	1.24%
CLASS I SHARES	$1,039.94	$2.49	$1,022.49	$2.47	0.49%
CLASS R3 SHARES	$1,037.35	$5.03	$1,020.00	$4.99	0.99%
CLASS R4 SHARES	$1,037.38	$5.03	$1,020.00	$4.99	0.99%
CLASS R5 SHARES	$1,039.96	$2.49	$1,022.49	$2.47	0.49%
CLASS R6 SHARES	$1,040.26	$2.14	$1,022.84	$2.12	0.42%
ULTRA SHORT INCOME FUND
CLASS A SHARES	$1,021.99	$2.52	$1,022.44	$2.52	0.50%
CLASS I SHARES	$1,023.01	$1.51	$1,023.44	$1.51	0.30%
102  |   Thornburg Taxable Fixed Income Funds Semi-Annual Report

Expense Example, Continued
March 31, 2023 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22-3/31/23	Ending Account Value 3/31/23	Expenses Paid During Period† 10/1/22-3/31/23	Annualized Expense Ratio
STRATEGIC INCOME FUND
CLASS A SHARES	$1,045.67	$5.25	$1,019.80	$5.19	1.03%
CLASS C SHARES	$1,043.00	$8.71	$1,016.40	$8.60	1.71%
CLASS I SHARES	$1,048.74	$3.06	$1,021.94	$3.02	0.60%
CLASS R3 SHARES	$1,044.40	$6.37	$1,018.70	$6.29	1.25%
CLASS R4 SHARES	$1,045.35	$6.37	$1,018.70	$6.29	1.25%
CLASS R5 SHARES	$1,048.74	$3.06	$1,021.94	$3.02	0.60%
CLASS R6 SHARES	$1,049.03	$2.71	$1,022.29	$2.67	0.53%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  103

Other Information
March 31, 2023 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 7, 2022, the Trustees reviewed the Liquidity Committee’s written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2021 through November 20, 2022 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
104  |   Thornburg Taxable Fixed Income Funds Semi-Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 13, 2022
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  105

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.4 billion (as of March 31, 2023) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Funds outlined in this report are some of the many equity, multi-asset, and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL FIXED INCOME
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
106  |   Thornburg Taxable Fixed Income Funds Semi-Annual Report

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Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  107

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4625

Semi-Annual Report | March 31, 2023

Thornburg Municipal Funds
Thornburg Short Duration Municipal Fund
Thornburg Limited Term Municipal Fund
Thornburg California Limited Term Municipal Fund
Thornburg New Mexico Intermediate Municipal Fund
Thornburg New York Intermediate Municipal Fund
Thornburg Intermediate Municipal Fund
Thornburg Strategic Municipal Income Fund

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class. 2 Semi-Annual Report

Thornburg Municipal Funds
Semi-Annual Report  |  March 31, 2023
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Municipal Funds Semi-Annual Report  |  3

Letter to Shareholders
March 31, 2023 (Unaudited)
Dear Shareholder:
As I reflect on the current market environment, I can’t help but think of Hemingway’s novel “The Sun Also Rises,” as one of the characters is asked how they went bankrupt. The answer: “Two ways. Gradually and then suddenly.” The answer often feels appropriate in the context of changes in a market dynamic. Over the past year or so, we’ve seen the effects of the Federal Reserve’s (the “Fed”) interest rate hiking cycle work through the markets gradually, with losses on both risky and riskless assets affected by a notably higher cost of borrowing money.
Six months ago, I wrote:
”We at Thornburg believe that this dramatic interest rate hiking cycle, combined with a significant pace of quantitative tightening, will continue to drive market volatility and likely create moments of intermittent liquidity in the market similar to a dry Santa Fe spring.”
Fast forward to today, spring has returned to Santa Fe, and liquidity continues to dry up. While the weather varies, the desert climate is parched. In markets too, there are days and weeks where it feels as though data and earnings, as well as market liquidity, are fairly good. But the overall trends in the current market are troubling us both in Santa Fe and beyond. While it is possible that the Fed engineers a soft landing for the U.S. economy this year, the direction of many leading economic indicators remains lower. I am always on the lookout for how market and economic impact might be different this time because sometimes there are more secular changes in the market that are likely to continue in the same general direction for the foreseeable future than cyclical changes. Furthermore, the pandemic has created a huge set of reverberations that we are still experiencing three years later. Yet, in our view, people and psychology are the same. Our experience tells us that a higher cost of capital has fairly universal effects. While outcomes are never linear, and history never really repeats itself, it’s difficult for us to see how the market storms we’re tasked with navigating these past several years will become calmer or less frequent.
Over the last six months, we have seen a recovery in risky asset prices, from equities to credit spreads. We’ve also seen fairly dramatic market movements towards lower yields as the market appears to bet on a resolution of dissolvement of recent interest rate increases from monetary policymakers. While inflation is high, it is coming down, and from our vantage point many market participants are explicitly or implicitly reasoning that the pain of recession will feel clearer and more present than the ache of inflation. I’m not so sure that the Fed will. It is highly unlikely that any policymaker wants to be seen as responsible for runaway inflation. It will mostly likely take a higher unemployment rate and an inflation print closer to 2% for the Fed to move interest rates lower. While I believe that this could happen by the end of 2023, the intervening period may not be fun. I also think that the collapse of Silicon Valley Bank says more about the tech and private capital ecosystem than the banking system writ large. The inescapable conclusion to us is that cheap money finds its way into all the financial system cracks. When that dries out, the system can be vulnerable and brittle.
Looking forward, there may be very interesting opportunities arising from the current chaotic market conditions we are seeing. Yields on high-quality bonds have recently risen to the point of having traditional sources of value: income and portfolio ballast. International and income-producing equities presently have undemanding multiples, especially relative to the U.S. While it has been well over a decade since the best equity returns have been outside the U.S., the last time was the early 2000s, which for me, is the best analogue for the present market situation.
As in any environment, we will be focused on you, our clients, as our most important constituency. Though there is never a guarantee that we will be able to navigate the evolving marketplace as well as we may have before, I have a confidence born of experience that our unsiloed, global approach to active investment management should continue to allow us to achieve our goal of long-term investment excellence. It is always the case that challenges often come hand-in-hand with opportunities, and I have watched our portfolios perform well over the years when difficult situations arise. We continue to see that no market is an island, and the effects from actions somewhere in the world can be felt everywhere. Our process, which focuses on this interconnection through the development of a collaborative and deeply informed perspective, by design has thrived in these kind of investment conditions.
Thornburg’s 41-year history is not one of perfection but rather one of a continual focus on our craft that leads to deliberate reflection and evolution. We reinvest in our investment process and our ability to meet client needs while staying true to what makes the firm’s identity differentiated and successful. I have great respect for other investment firms and there are many good products that are available to investors. But we believe that in times like these, our firm’s broad perspective and collaborative, unsiloed approach is our sustainable competitive advantage. These qualities are what underlie the excellent long-term outcomes we have achieved for our clients: we’re built to deliver on the promise of active management.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Municipal Funds Semi-Annual Report

Thornburg Short Duration Municipal Fund

Investment Goal and
Fund Overview
The primary goal of Short Duration Municipal Fund is to provide current income exempt from federal income tax, consistent with preservation of capital.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2023
» The Fund’s Class I shares returned 2.57% versus the ICE BofA 1-3 Year U.S. Municipal Securities Index’s (the "Index") return of 2.71% during the 6-month period ended March 31, 2023. The Fund’s positive total return was the result of a strong recovery in the municipal bonds market that began at the end of October 2022 and continued through the end of the period.
» The Fund’s duration was a large contributor to absolute performance during the period as yields fell significantly after reaching multi-year highs at the end of October 2022, boosting municipal bond prices. However, the Fund’s shorter duration positioning led to its underperformance relative to the Index during the period.
» The Fund’s ownership of longer maturity municipal bonds versus the Index led yield curve positioning to be a large positive contributor to performance relative to the Index during the period. The Fund’s performance relative to the Index also benefited from security selection.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SHORT DURATION MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SHORT DURATION MUNICIPAL FUND	1-YR	3-YR	5-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	1.12%	-0.09%	0.38%	0.36%
With sales charge	-1.18%	-0.61%	0.07%	0.19%
Class I Shares (Incep: 12/30/13)	1.24%	0.08%	0.56%	0.55%
ICE BofA 1-3 Year U.S. Municipal Securities Index (Since 12/30/13)	1.42%	0.55%	1.17%	0.96%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.10%; I shares, 0.58%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  5

Thornburg Limited Term Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Limited Term Municipal Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar-weighted average maturity normally of less than five years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2023
» The Fund’s Class I shares returned 3.93% versus the ICE BofA 1-10 Year U.S. Municipal Securities Index’s (the "Index") return of 4.70% during the 6-month period ended March 31, 2023. The Fund’s positive total return resulted from a strong recovery in the municipal bonds market that began at the end of October 2022 and continued through the end of the period.
» The Fund’s duration was a large contributor to absolute performance during the period as yields fell significantly after reaching multi-year highs at the end of October 2022, boosting municipal bond prices. However, the Fund’s shorter duration positioning led to its underperformance relative to the Index during the period.
» The Fund’s security selection and yield curve positioning were positive contributors to performance relative to the Index during the period.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/28/84)
Without sales charge	0.71%	-0.21%	0.86%	0.89%	4.22%
With sales charge	-1.57%	-0.71%	0.55%	0.74%	4.18%
Class C Shares (Incep: 9/1/94)
Without sales charge	0.40%	-0.49%	0.59%	0.64%	2.71%
With sales charge	-0.10%	-0.49%	0.59%	0.64%	2.71%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	0.21%	-	-	-	-1.83%
With sales charge	-0.43%	-	-	-	-1.83%
Class I Shares (Incep: 7/5/96)	0.94%	-0.01%	1.08%	1.17%	3.24%
ICE BofA 1-10 Year U.S. Municipal Securities Index (Since 9/28/84)	1.62%	0.64%	1.75%	1.61%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include a 0.50% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.71%; C shares, 0.97%; C2 Shares, 1.48%; I shares, 0.48%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: C2 Shares, 1.24%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
6  |   Thornburg Municipal Funds Semi-Annual Report

Thornburg California Limited Term Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Limited Term California Fund is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of California and U.S. territory municipal bonds with a dollar-weighted average maturity normally less than five years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2023
» The Fund’s Class I shares returned 3.59% versus the ICE BofA 1-10 Year U.S. Municipal Securities Index’s (the "Index") return of 4.70% during the 6-month period ended March 31, 2023. The Fund’s positive total return resulted from a strong recovery in the municipal bonds market that began at the end of October 2022 and continued through the end of the period.
» The Fund’s duration was a large contributor to absolute performance during the period as yields fell significantly after reaching multi-year highs at the end of October 2022, boosting municipal bond prices. However, the Fund’s shorter duration positioning led to its underperformance relative to the Index during the period.
» The Fund’s security selection was a positive contributor to both absolute and relative performance during the period, as California municipal bonds performed better than national bonds that comprise the Index.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/19/87)
Without sales charge	0.92%	-0.34%	0.56%	0.81%	3.62%
With sales charge	-1.35%	-0.85%	0.25%	0.66%	3.58%
Class C Shares (Incep: 9/1/94)
Without sales charge	0.64%	-0.62%	0.27%	0.53%	2.58%
With sales charge	0.14%	-0.62%	0.27%	0.53%	2.58%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	0.63%	-	-	-	-1.53%
With sales charge	-0.02%	-	-	-	-1.53%
Class I Shares (Incep: 4/1/97)	1.17%	-0.09%	0.80%	1.09%	3.02%
ICE BofA 1-10 Year U.S. Municipal Securities Index (Since 2/19/87)	1.62%	0.64%	1.75%	1.61%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include a 0.50% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.95%; C shares, 1.31%; C2 shares, 4.46%; I shares, 0.71%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.74%; C shares, 1.02%; C2 shares, 1.02%; I shares, 0.49%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  7

Thornburg New Mexico Intermediate Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Intermediate New Mexico Fund is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long term bond portfolios.
The Fund is an actively managed, laddered portfolio of New Mexico and U.S. territory municipal bonds with a dollar weighted average maturity of normally three to ten years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2023
» The Fund’s Class I shares returned 4.43% versus the ICE BofA 3-15 Year U.S. Municipal Securities Index’s (the "Index") return of 6.44% during the 6-month period ended March 31, 2023. The Fund’s positive total return was the result of a strong recovery in the municipal bonds market that began at the end of October 2022 and continued through the end of the period.
» The Fund’s duration was a large contributor to absolute performance during the period as yields fell significantly after reaching multi-year highs at the end of October 2022, boosting municipal bond prices. However, the Fund’s shorter duration positioning led to its underperformance relative to the Index during the period.
» The Fund’s yield curve positioning, security selection, sector and quality allocations were all detractors from both absolute and relative performance during the period.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 6/18/91)
Without sales charge	0.19%	-0.39%	1.01%	1.17%	3.68%
With sales charge	-1.82%	-1.05%	0.60%	0.97%	3.61%
Class D Shares (Incep: 6/1/99)	-0.14%	-0.64%	0.73%	0.91%	2.56%
Class I Shares (Incep: 2/1/07)	0.43%	-0.07%	1.32%	1.48%	2.68%
ICE BofA 3-15 Year U.S. Municipal Securities Index (Since 6/18/91)	1.61%	0.70%	2.16%	2.21%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.01%; D shares, 1.29%; I shares, 0.73%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.99%; D shares, 1.24%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
8  |   Thornburg Municipal Funds Semi-Annual Report

Thornburg New York Intermediate Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Intermediate New York Fund is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long term bond portfolios.
The Fund is an actively managed, laddered portfolio of New York and US territory municipal bonds with a dollar weighted average maturity of normally three to ten years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2023
» The Fund’s Class I shares returned 4.06% versus the ICE BofA 3-15 Year U.S. Municipal Securities Index’s (the "Index") return of 6.44% during the 6-month period ended March 31, 2023. The Fund’s positive total return was the result of a strong recovery in the municipal bonds market that began at the end of October 2022 and continued through the end of the period.
» The Fund’s duration was a large contributor to absolute performance during the period as yields fell significantly after reaching multi-year highs at the end of October 2022, boosting municipal bond prices. However, the Fund’s shorter duration positioning led to its underperformance relative to the Index during the period.
» The Fund’s yield curve positioning, security selection, sector and quality allocations were all detractors from both absolute and relative performance during the period.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/5/97)
Without sales charge	0.71%	-0.15%	0.94%	1.15%	3.13%
With sales charge	-1.31%	-0.82%	0.54%	0.94%	3.05%
Class I Shares (Incep: 2/1/10)	0.95%	0.17%	1.27%	1.47%	2.45%
ICE BofA 3-15 Year U.S. Municipal Securities Index (Since 9/5/97)	1.61%	0.70%	2.16%	2.21%	4.27%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.22%; I shares, 0.98%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  9

Thornburg Intermediate Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Intermediate Municipal Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar weighted average maturity of normally three to ten years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2023
» The Fund’s Class I shares returned 4.63% versus the ICE BofA 3-15 Year U.S. Municipal Securities Index’s (the “Index”) return of 6.44% during the 6-month period ended March 31, 2023. The Fund’s positive total return was the result of a strong recovery in the municipal bonds market that began at the end of October 2022 and continued through the end of the period.
» The Fund’s duration was a large contributor to absolute performance during the period as yields fell significantly after reaching multi-year highs at the end of October 2022, boosting municipal bond prices. However, the Fund’s shorter duration positioning led to its underperformance relative to the Index during the period.
» The Fund’s yield curve positioning, security selection, sector and quality allocations were all detractors from both absolute and relative performance during the period.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/22/91)
Without sales charge	0.68%	0.33%	1.43%	1.58%	4.11%
With sales charge	-1.36%	-0.35%	1.02%	1.38%	4.04%
Class C Shares (Incep: 9/1/94)
Without sales charge	0.31%	-0.04%	1.06%	1.23%	3.31%
With sales charge	-0.27%	-0.04%	1.06%	1.23%	3.31%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	0.32%	-	-	-	-1.30%
With sales charge	-0.32%	-	-	-	-1.30%
Class I Shares (Incep: 7/5/96)	0.85%	0.57%	1.67%	1.86%	3.82%
ICE BofA 3-15 Year U.S. Municipal Securities Index (Since 7/22/91)	1.61%	0.70%	2.16%	2.21%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C and Class C2 shares include a 0.60% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.91%; C shares, 1.33%; C2 shares, 2.07%; I shares, 0.67%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.77%; C shares, 1.14%; C2 shares, 1.14%; I shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
10  |   Thornburg Municipal Funds Semi-Annual Report

Thornburg Strategic Municipal Income Fund

Investment Goal and
Fund Overview
The primary goal of Strategic Municipal Income Fund is to seek a high level of current income exempt from federal individual income tax.
The Fund has a flexible mandate to invest across a wide range of maturities and credit qualities. The Fund will not invest more than 50% of its portfolio in bonds rated below investment grade and/or unrated bonds at the time of purchase. Also, the portfolio will generally be diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve.
Performance drivers and detractors for the reporting period ended March 31, 2023
» The Fund’s Class I shares returned 5.40% versus the ICE BofA U.S. Municipal Master Index’s (the “Index”) return of 6.97% during the 6-month period ended March 31, 2023. The Fund’s positive total return was the result of a strong recovery in the municipal bonds market that began at the end of October 2022 and continued through the end of the period.
» The Fund’s duration was a large contributor to absolute performance during the period as yields fell significantly after reaching multi-year highs at the end of October 2022, boosting municipal bond prices. However, the Fund’s shorter duration positioning led to its underperformance relative to the Index during the period.
» The Fund’s security selection, as well as sector and quality allocations, detracted from both absolute and relative performance as lower-quality municipal bonds outperformed higher-quality municipal bonds and longer-maturity municipal bonds outperformed shorter-maturity municipal bonds during the period.
Performance Summary
March 31, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 4/1/09)
Without sales charge	-0.76%	0.04%	1.11%	1.66%	4.19%
With sales charge	-2.78%	-0.65%	0.71%	1.45%	4.04%
Class C Shares (Incep: 4/1/09)
Without sales charge	-1.30%	-0.46%	0.64%	1.24%	3.81%
With sales charge	-1.87%	-0.46%	0.64%	1.24%	3.81%
Class I Shares (Incep: 4/1/09)	-0.54%	0.26%	1.33%	1.91%	4.47%
ICE BofA U.S. Municipal Master Index (Since 4/1/09)	-0.29%	0.32%	2.00%	2.41%	3.87%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.27%; C shares, 1.77%; I shares, 0.99%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.81%; C shares, 1.28%; I shares, 0.59%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  11

Glossary
March 31, 2023 (Unaudited)
The ICE BofA 1-3 Year U.S. Municipal Securities Index is a subset of the ICE BofA U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 year and less than 3 years.
The ICE BofA 1-10 Year U.S. Municipal Securities Index is a subset of the ICE BofA U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.
The ICE BofA 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofA U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The ICE BofA U.S. Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Parallel and non-parallel shifts – Relates to the movement of the yield curve. A parallel shift means the yield curve moves up or down the same amount across the entire curve (short and long ends move). A non-parallel shift means the short end and long end move at different amounts. For example, the short end may move up 10 basis points while the long-end may move up 20 basis points.
12   |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg Short Duration Municipal Fund  |  March 31, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	165
Effective Duration	1.4 Yrs
Average Maturity	1.7 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.26%
SEC Yield	2.52%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.89% and 2.14%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
6%	39%	15%	18%	14%	9%	1%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG SHORT DURATION MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770
Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Semi-Annual Report  |  13

Fund Summary
Thornburg Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	1,128
Effective Duration	2.9 Yrs
Average Maturity	3.5 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.23%
SEC Yield	2.31%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
5%	18%	19%	11%	10%	9%	7%	5%	5%	6%	6%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class C2	LTMQX	885-216-556
Class I	LTMIX	885-215-434
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

14  |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg California Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	220
Effective Duration	2.5 Yrs
Average Maturity	3.2 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.07%
SEC Yield	2.29%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.85% and 2.07%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
4%	23%	20%	11%	9%	8%	6%	4%	4%	5%	7%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class C2	LTCQX	885-216-515
Class I	LTCIX	885-215-392
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Semi-Annual Report  |  15

Fund Summary
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	123
Effective Duration	4.2 Yrs
Average Maturity	7.3 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.66%
SEC Yield	2.07%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.62% and 2.03%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
5%	6%	3%	10%	9%	9%	4%	6%	3%	6%	39%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

16  |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg New York Intermediate Municipal Fund  |  March 31, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	41
Effective Duration	3.8 Yrs
Average Maturity	7.6 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.10%
SEC Yield	2.18%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.76% and 1.83%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
7%	15%	9%	0%	0%	1%	5%	7%	4%	12%	40%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705
Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Semi-Annual Report  |  17

Fund Summary
Thornburg Intermediate Municipal Fund  |  March 31, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	474
Effective Duration	4.7 Yrs
Average Maturity	9.0 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.79%
SEC Yield	2.60%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.63% and 2.45%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
3%	9%	6%	3%	2%	6%	5%	5%	5%	7%	48%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class C2	THMQX	885-216-374
Class I	THMIX	885-215-673
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

18  |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg Strategic Municipal Income Fund  |  March 31, 2023 (Unaudited)
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	269
Effective Duration	5.5 Yrs
Average Maturity	10.4 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.99%
SEC Yield	2.94%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.68% and 2.63%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Thornburg Municipal Funds Semi-Annual Report  |  19

Schedule of Investments
Thornburg Short Duration Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 93.3%
	Alabama — 1.9%
[a]	Black Belt Energy Gas District (Guaranty: Morgan Stanley Group), Series A-1, 4.00% due 12/1/2049 (put 12/1/2025)	$1,230,000	$ 1,225,839
	Chatom (Powersouth Energy Co-operative Projects; Insured: AGM) IDB, 5.00% due 8/1/2025	425,000	446,410
[a]	Chatom (PowerSouth Energy Cooperative; SPA National Rural Utilities Cooperative Finance) IDB, Series A, 3.25% due 8/1/2037 (put 8/1/2023)	1,500,000	1,533,294
	Arizona — 1.2%
[a]	Arizona (Banner Health Obligated Group) HFA, Series B, 4.22% (MUNIPSA + 0.25%) due 1/1/2046 (put 11/4/2026)	1,000,000	997,708
	Northern Arizona University, 5.00% due 8/1/2024	1,115,000	1,122,409
	California — 5.8%
	California (PIH Health, Inc. Obligated Group) HFFA, Series A, 5.00% due 6/1/2027	365,000	397,686
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM) (Green Bond), 5.00% due 5/15/2025 - 5/15/2026	650,000	687,625
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc. Project), Series B, 2.95% due 8/1/2024 (put 5/1/2023)	1,750,000	1,750,000
	City of Los Angeles, 4.00% due 6/29/2023	1,500,000	1,504,514
	County of Riverside,
	5.00% due 6/30/2023	1,500,000	1,508,008
	Series A, 3.70% due 10/19/2023	1,750,000	1,759,408
	Rancho Santa Fe Community Services District Financing Authority, Series A, 5.00% due 9/1/2025	1,745,000	1,819,656
[a]	Sacramento Municipal Utility District, Series A, 5.00% due 8/15/2049 (put 10/17/2023)	600,000	600,740
	Colorado — 2.7%
	Colorado (Adventhealth Obligation Group) HFA,
	Series C,
[a]	5.00% due 11/15/2036 (pre-refunded 11/15/2023)	265,000	268,697
[a]	5.00% due 11/15/2036 (put 11/15/2023)	735,000	744,868
	Colorado (Northern Colorado Medical Center) HFA ETM, 5.00% due 5/15/2025	565,000	590,914
[a]	E-470 Public Highway Authority, Series B, 3.579% (SOFR + 0.35%) due 9/1/2039 (put 9/1/2024)	2,000,000	2,001,986
	Interlocken Metropolitan District (Insured: AGM) GO, Series A-1, 5.00% due 12/1/2023	750,000	760,563
	Sierra Ridge Metropolitan District No 2 (Insured: AGM) GO, 4.00% due 12/1/2025	275,000	282,478
	Connecticut — 0.7%
	City of New Haven (Insured: AGM) GO, Series B, 5.00% due 2/1/2026 - 2/1/2027	1,150,000	1,218,465
	District of Columbia — 1.2%
[a]	District of Columbia Housing Finance Agency (Benning Corridor Titleholder LLC), 4.00% due 9/1/2040 (put 9/1/2025)	2,000,000	2,032,552
	Florida — 3.3%
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2025	1,000,000	1,046,727
[a]	County of Escambia (International Paper Co.), Series B, 2.00% due 11/1/2033 (put 10/1/2024)	775,000	756,635
	County of Miami-Dade Aviation Revenue, Series A, 5.00% due 10/1/2025	1,000,000	1,054,928
	Florida Development Finance Corp. (Mater Academy Miami-Dade Osceola County Facilities Obligated Group), Series A, 5.00% due 6/15/2025 - 6/15/2027	770,000	796,586
[a,c]	Miami-Dade County Housing Finance Authority (Quail Roost Transit Village I Ltd.), 5.00% due 9/1/2026 (put 9/1/2025)	1,000,000	1,037,139
	Orange County (AdventHealth Obligated Group) HFA,
	Series C,
[a]	5.00% due 11/15/2052 (pre-refunded 11/15/2026)	55,000	60,106
[a]	5.00% due 11/15/2052 (put 11/15/2026)	820,000	883,642
	Georgia — 7.4%
[a]	Bartow County Development Authority (Georgia Power Co.), 3.95% due 12/1/2032 (put 3/8/2028)	1,300,000	1,323,618
[a]	Development Authority of Burke County (Georigia Power Company), 2.925% due 11/1/2048 (put 3/12/2024)	500,000	497,030
	Main Street Natural Gas, Inc. (Guaranty: Citigroup Global Markets),
	Series A, 5.00% due 6/1/2024	550,000	555,624
	Series C, 4.00% due 12/1/2023	750,000	749,450
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2023	2,450,000	2,452,139
	Main Street Natural Gas, Inc. (Guaranty: Royal Bank of Canada),
[a]	Series A, 4.00% due 4/1/2048 (put 9/1/2023)	1,700,000	1,701,607
[a]	Series C, 4.00% due 8/1/2048 (put 12/1/2023)	1,650,000	1,652,767
	Municipal Electric Authority of Georgia, Series A, 4.00% due 11/1/2025	600,000	614,495
	Private Colleges & Universities Authority (Corp. of Mercer University), 5.00% due 10/1/2023 - 10/1/2026	1,170,000	1,216,532
	Savannah (International Paper Co.) EDA, Series B, 1.90% due 8/1/2024	2,000,000	1,954,904
	Illinois — 7.8%
	City of Chicago (Water System), 5.00% due 11/1/2024	1,000,000	1,027,792
[a]	City of Chicago Heights (Olympic Village LLC), 2.875% due 8/1/2027 (put 8/1/2025)	1,500,000	1,499,514
	Clinton Bond Fayette Etc Counties Community College District No 501 Kaskaskia (Insured: AGM) GO, 5.00% due 12/1/2027	220,000	240,129
	Cook County (Capital Improvement Plan) GO, Series A, 5.00% due 11/15/2024	1,000,000	1,031,672
	Cook County Community College District No. 508 (City Colleges of Chicago) GO, 5.00% due 12/1/2023	500,000	501,768
20 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[a]	Illinois (Anchor Senior Living 2021 L.P.) HDA, Series A, 4.00% due 11/1/2042 (put 5/1/2025)	$2,000,000	$ 2,019,920
	Illinois Finance Authority (NorthShore University HealthSystem Obligated Group), Series A, 5.00% due 8/15/2027	500,000	551,163
	Illinois Finance Authority (Washington & Jane Smith Community-Orland Park), 4.00% due 10/15/2023 - 10/15/2024	420,000	415,665
	Metropolitan Water Reclamation District of Greater Chicago GO, Series A, 5.00% due 12/1/2025	585,000	622,145
	Southern Illinois University (Insured: BAM), Series A, 5.00% due 4/1/2023 - 4/1/2026	1,630,000	1,665,309
	State of Illinois (State Facilities Improvements) GO, Series D, 5.00% due 11/1/2024	1,000,000	1,030,334
	State of Illinois GO,
	Series A, 5.00% due 3/1/2024	800,000	813,973
	Series B, 5.00% due 3/1/2025 - 9/1/2027	1,995,000	2,129,217
	Indiana — 0.6%
	City of Rockport (AEP Generating Co.; Guaranty: American Electric Power Co.), Series A, 3.125% due 7/1/2025	1,000,000	994,999
	Iowa — 2.1%
[a]	PEFA, Inc. (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 9/1/2049 (put 9/1/2026)	3,600,000	3,670,643
	Kansas — 2.6%
	Chisholm Creek Utility Authority (Insured: AMBAC), 5.25% due 9/1/2023	1,165,000	1,174,926
	Kansas Independent College Finance Authority (Ottawa University), Series C, 5.75% due 5/1/2023	3,000,000	3,002,079
	Unified Government of Wyandotte County/Kansas City (School Improvement Project; Insured: AGM) USD GO, Series A, 5.00% due 9/1/2031 (pre-refunded 9/1/2027)	350,000	389,804
	Kentucky — 0.8%
	County of Boone (Duke Energy Kentucky, Inc.), Series A, 3.70% due 8/1/2027	1,000,000	1,008,022
[a]	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group), Series C-1, 4.00% due 12/1/2049 (put 6/1/2025)	450,000	448,315
	Louisiana — 2.8%
	City of Shreveport Water & Sewer Revenue (Insured: BAM), Series C, 5.00% due 12/1/2023	860,000	872,135
[a]	Louisiana Offshore Terminal Authority (Loop LLC), 1.65% due 9/1/2027 (put 12/1/2023)	1,500,000	1,482,590
[a]	Plaquemines Port Harbor & Terminal District (International Marine Terminals Partnership; LOC Wells Fargo Bank N.A.), Series A, 4.00% due 3/15/2025 (put 3/15/2024)	1,500,000	1,507,545
[a]	State of Louisiana Gasoline & Fuels Tax Revenue, Series A, 3.874% (SOFR + 0.50%) due 5/1/2043 (put 5/1/2026)	985,000	951,846
	Maryland — 0.3%
	Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group), Series B, 5.00% due 4/15/2024	500,000	510,783
	Massachusetts — 1.4%
[a,b]	Massachusetts (Mass General Brigham, Inc.) DFA, Series T-1, 4.57% (MUNIPSA + 0.60%) due 7/1/2049 (put 1/29/2026)	2,500,000	2,495,660
	Michigan — 1.1%
[a]	Michigan Finance Authority (Bronson Health Care Group Obligated Group), Series B, 5.00% due 11/15/2044 (put 11/16/2026)	1,730,000	1,817,092
	Minnesota — 0.5%
[a]	Minnesota Housing Finance Agency (Residential Single Family Development; Collateralized: GNMA, FNMA, FHLMC), Series H, 4.52% (MUNIPSA + 0.55%) due 7/1/2041 (put 12/12/2023)	825,000	825,337
	Mississippi — 0.9%
[a]	County of Jackson GO, 2.75% due 11/1/2024 (put 8/1/2023)	1,500,000	1,500,688
	Nebraska — 1.0%
[a]	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 3/1/2050 (put 1/1/2024)	1,000,000	1,005,407
	Central Plains Energy Project (Guaranty: Royal Bank of Canada), 4.00% due 8/1/2024	250,000	252,173
	Gretna Public Schools GO, Series B, 5.00% due 12/15/2027	500,000	532,203
	Nevada — 1.2%
[a]	County of Clark (Nevada Power Co.), 3.75% due 1/1/2036 (put 3/31/2026)	1,000,000	1,013,672
[a]	Nevada Housing Division (Fairfield Woodcreek LLC), 5.00% due 12/1/2025 (put 12/1/2024)	1,000,000	1,034,712
	New Jersey — 3.3%
	City of Newark GO, Series D, 4.00% due 9/29/2023	2,000,000	2,011,746
	New Jersey (School Facilities Construction) EDA, Series NN, 5.00% due 3/1/2024	1,000,000	1,001,227
	New Jersey (State of New Jersey Department of the Treasury) EDA, Series BBB, 5.50% due 6/15/2029 (pre-refunded 12/15/2026)	1,000,000	1,114,116
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), Series A, 5.00% due 6/15/2024	850,000	871,650
	Southeast Monmouth Municipal Utilities Authority (Water Revenue Project Notes), 4.00% due 9/29/2023	700,000	702,290
	New Mexico — 3.0%
	City of Farmington (Public Service Co. of New Mexico),
[a,d]	Series C, 1.15% due 6/1/2040 (put 6/1/2024)	1,500,000	1,461,825
[a]	Series E, 1.15% due 6/1/2040 (put 6/1/2024)	1,500,000	1,461,825
	New Mexico Municipal Energy Acquisition Authority (Guaranty: Royal Bank of Canada), Series A, 4.00% due 11/1/2023 - 5/1/2024	1,400,000	1,402,716
	Santa Fe Public School District (State Aid Withholding) GO, 3.00% due 8/1/2023	900,000	899,732
	New York — 8.4%
	City of Plattsburgh GO, Series B, 4.75% due 11/17/2023	1,680,000	1,693,085
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2034 (pre-refunded 4/1/2024)	500,000	511,668
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 21

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Manchester-Shortsville Central School District (State Aid Withholding) GO, 4.00% due 8/17/2023	$2,200,000	$ 2,205,150
	Metropolitan Transportation Authority, Series A, 5.00% due 11/15/2023	2,065,000	2,069,219
[a]	New York City Housing Development Corp., Series F, 3.40% due 11/1/2062 (put 12/22/2026)	1,100,000	1,100,645
	New York State Dormitory Authority (Barnard College), Series A, 4.00% due 7/1/2024 - 7/1/2025	350,000	353,712
[a]	New York State Energy Research & Development Authority (New York State Electric & Gas Corp.), Series C, 2.625% due 4/1/2034 (put 7/3/2023)	2,000,000	1,995,604
	New York State Housing Finance Agency (Green Bond), Series I, 2.70% due 11/1/2023	2,125,000	2,123,470
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2023 - 7/1/2025	1,100,000	1,107,809
	Town of Oyster Bay (Insured: BAM) GO, 4.00% due 11/1/2024	925,000	946,512
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2023	425,000	426,400
	North Carolina — 1.3%
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2029 (pre-refunded 6/1/2025)	205,000	215,771
	North Carolina Turnpike Authority ETM, Series B, 5.00% due 2/1/2024	2,000,000	2,035,136
	North Dakota — 1.1%
[a]	North Dakota Housing Finance Agency, Series B, 4.17% (MUNIPSA + 0.20%) due 1/1/2043 (put 7/1/2024)	2,000,000	1,980,096
	Ohio — 2.6%
	Akron, Bath and Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.00% due 11/15/2027	735,000	782,251
[a]	County of Allen Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.), Series B-1, 5.00% due 10/1/2049 (put 8/3/2027)	2,000,000	2,191,366
	Union/Clermont County Township GO, 3.00% due 8/30/2023	1,500,000	1,498,101
	Oklahoma — 1.1%
	Muskogee Industrial Trust (Muskogee County ISD No. 20), 5.00% due 9/1/2023	200,000	200,797
	Rogers County Educational Facilities Authority (School District No 2 Catoosa), 5.00% due 9/1/2026	1,500,000	1,606,791
	Pennsylvania — 4.3%
	Allegheny County Hospital Development Authority (UPMC Obligated Group), Series A, 5.00% due 7/15/2025	1,500,000	1,571,242
[a]	Bethlehem Area School District Authority (State Aid Withholding), Series B, 3.586% (SOFR + 0.35%) due 7/1/2031 (put 11/1/2025)	1,930,000	1,885,367
	Hempfield Area School District (Insured: AGM) (State Aid Withholding) GO,
	Series B, 5.00% due 3/15/2027	1,410,000	1,521,680
	Series C, 5.00% due 3/15/2027	290,000	312,970
[a,c]	Montgomery County (Constellation Energy Generation LLC) IDA, Series A, 4.10% due 4/1/2053 (put 4/3/2028)	1,000,000	1,019,626
	Philadelphia Gas Works Co. (Insured: AGM), Series A, 5.00% due 8/1/2025	460,000	482,909
	School District of Philadelphia (State Aid Withholding) GO, Series F, 5.00% due 9/1/2024	620,000	636,459
	South Carolina — 0.9%
[a]	Patriots Energy Group Financing Agency (Guaranty: Royal Bank of Canada), Series A, 4.00% due 10/1/2048 (put 2/1/2024)	1,500,000	1,502,305
	South Dakota — 0.2%
	South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group), Series A, 5.00% due 9/1/2023	335,000	337,517
	Tennessee — 3.0%
	Health Educational and Housing Facility Board of the City of Memphis (Memphis Towers TC L.P.), 3.40% due 12/1/2023	1,000,000	1,001,186
[a]	Knox County Health Educational & Housing Facility Board (Gleason Partners L.P.), 3.95% due 12/1/2027 (put 12/1/2025)	2,000,000	2,045,952
	Tennessee Energy Acquisition Corp. (The Gas Project; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.25% due 9/1/2023	2,115,000	2,124,116
	Texas — 11.0%
	Arlington Higher Education Finance Corp (Riverwalk Education Foundation, Inc.) (Insured: PSF-GTD), 5.00% due 8/15/2026	365,000	390,521
[a]	Boerne School District (Insured: PSF-GTD) ISD GO, 2.80% due 12/1/2051 (put 12/1/2023)	1,800,000	1,802,048
	City of Houston Airport System Revenue, Series B, 5.00% due 7/1/2023	150,000	150,766
	City of Lubbock Electric Light & Power System Revenue, 5.00% due 4/15/2025 - 4/15/2027	2,050,000	2,179,157
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2026	1,000,000	1,061,695
	Dallas Fort Worth International Airport, 5.00% due 11/1/2023	1,000,000	1,012,755
[a]	Denton (Insured: PSF-GTD) ISD GO, Series B, 2.00% due 8/1/2044 (pre-refunded 8/1/2024)	135,000	133,945
[a]	Fort Bend (Insured: PSF-GTD) ISD GO, Series B, 3.00% due 8/1/2052 (put 8/1/2023)	2,000,000	2,002,380
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center), Series A, 5.00% due 5/15/2027	2,000,000	2,164,612
[a]	Houston (Insured: PSF-GTD) ISD GO, Series C, 4.00% due 6/1/2039 (put 6/1/2025)	1,000,000	1,031,349
	Lower Colorado River Authority (LCRA Transmission Services Corp.), Series A, 5.00% due 5/15/2024	750,000	767,725
[a]	North East (Insured: PSF-GTD) ISD GO, Series C, 2.05% due 8/1/2046 (put 8/1/2023)	1,000,000	996,612
[a]	Prosper (Insured: PSF-GTD) ISD GO, Series B, 2.00% due 2/15/2050 (put 8/15/2023)	750,000	748,189
[a]	San Antonio Housing Trust Public Facility Corp. (PV Country Club Village LP), 4.00% due 8/1/2026 (put 8/1/2025)	1,000,000	1,032,413
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.), 5.00% due 12/15/2025 - 12/15/2026	1,125,000	1,151,217
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2025	240,000	245,158
[a]	Travis County Housing Finance Corp. (Austin Gateway Apartments L.P.), 4.125% due 6/1/2045 (put 6/1/2027)	2,000,000	2,060,502
	Utah — 0.6%
[a]	County of Utah (Intermountain Healthcare Obligated Group), Series B, 5.00% due 5/15/2060 (put 8/1/2024)	1,000,000	1,027,612
	Virginia — 0.8%
[a]	Halifax County IDA, Series A, 1.65% due 12/1/2041 (put 5/31/2024)	500,000	487,385
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2024 - 1/1/2025	900,000	912,248
22 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Washington — 0.9%
	King County Housing Authority, 2.00% due 6/1/2023	$ 790,000	$ 788,589
	State of Washington GO, Series 2021A, 5.00% due 6/1/2024	500,000	513,880
	University of Washington, 5.00% due 4/1/2023	300,000	300,000
	Wisconsin — 3.5%
	County of Waushara GO, Series A, 4.50% due 6/1/2027	1,260,000	1,310,384
	Public Finance Authority, 4.00% due 1/1/2027	870,000	866,590
[a]	Public Finance Authority (Duke Energy Progress LLC), Series A-1, 3.30% due 10/1/2046 (put 10/1/2026)	2,000,000	2,051,968
	Public Finance Authority (Renown Regional Medical Center), Series A, 5.00% due 6/1/2027	350,000	375,308
	Pulaski Community School District, 4.00% due 7/12/2023	1,500,000	1,500,433
	Total Long-Term Municipal Bonds — 93.3% (Cost $161,100,546)		161,124,461
	Short-Term Municipal Bonds — 6.9%
	Louisiana — 1.7%
[a]	Parish of St James Los Angeles (Nucor Steel Louisiana, LLC; Guaranty: Nucor Corp.), Series B-1, 4.40% due 11/1/2040 (put 4/10/2023)	3,000,000	3,000,000
	Ohio — 1.2%
[a]	Ohio Higher Educational Facility Commission (Cleveland Clinic Health System Obligated Group; SPA U.S. Bank N.A.), Series B3, 3.80% due 1/1/2039 (put 4/3/2023)	2,100,000	2,100,000
	Oregon — 0.9%
[a]	Oregon State Facilities Authority (Peacehealth Obligated Group; LOC U.S. Bank N.A.), Series A, 3.80% due 8/1/2034 (put 4/3/2023)	1,600,000	1,600,000
	Texas — 3.1%
	Port of Port Arthur Navigation District (Motiva Enterprises, LLC),
[a]	4.40% due 4/1/2040 (put 4/3/2023)	3,300,000	3,300,000
[a]	Series D, 4.40% due 11/1/2040 (put 4/10/2023)	2,000,000	2,000,000
	Total Short-Term Municipal Bonds — 6.9% (Cost $12,000,000)		12,000,000
	Total Investments — 100.2% (Cost $173,100,546)		$173,124,461
	Liabilities Net of Other Assets — (0.2)%		(343,719)
	Net Assets — 100.0%		$172,780,742

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2023.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $4,245,660, representing 2.46% of the Fund’s net assets.
c	When-issued security.
d	Segregated as collateral for a when-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HDA	Housing Development Authority
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
ISD	Independent School District
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
PSF-GTD	Guaranteed by Permanent School Fund
SOFR	Secured Overnight Financing Rate
SPA	Stand-by Purchase Agreement
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 23

Schedule of Investments
Thornburg Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 94.2%
	Alabama — 1.7%
	Alabama Public School and College Authority, Series A, 5.00% due 11/1/2025	$ 1,000,000	$ 1,062,445
	Alabama Public School and College Authority (Education System Capital Improvements), Series B, 5.00% due 6/1/2023	735,000	737,689
[a]	Black Belt Energy Gas District (Guaranty: Goldman Sachs Group, Inc.), Series F, 5.50% due 11/1/2053 (put 12/1/2028)	4,825,000	5,096,604
[a]	Black Belt Energy Gas District (Guaranty: Morgan Stanley Group), Series A-1, 4.00% due 12/1/2049 (put 12/1/2025)	4,500,000	4,484,777
	Black Belt Energy Gas District (Guaranty: Royal Bank of Canada), Series D1, 4.00% due 6/1/2023 - 6/1/2026	1,370,000	1,371,418
	Chatom (Powersouth Energy Co-operative Projects; Insured: AGM) IDB, 5.00% due 8/1/2026 - 8/1/2030	1,435,000	1,583,344
[a]	Chatom (PowerSouth Energy Cooperative; SPA National Rural Utilities Cooperative Finance) IDB, Series A, 3.25% due 8/1/2037 (put 8/1/2023)	3,000,000	3,066,588
[a]	Lower Alabama Gas District (Guaranty: Goldman Sachs Group, Inc.), 4.00% due 12/1/2050 (put 12/1/2025)	17,175,000	16,994,491
[a]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	6,025,000	5,866,759
[a]	Southeast Alabama Gas Supply District (Guaranty: Morgan Stanley Group), Series A, 4.00% due 6/1/2049 (put 6/1/2024)	1,000,000	1,002,315
	Southeast Energy Authority A Cooperative District (Guaranty: Morgan Stanley Group),
[a]	Series A, 5.50% due 1/1/2053 (put 12/1/2029)	3,500,000	3,749,088
[a]	Series B, 4.00% due 12/1/2051 (put 12/1/2031)	6,780,000	6,611,103
	Troy University (Insured: BAM), Series A, 5.00% due 11/1/2028	1,000,000	1,040,758
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2025 - 9/1/2027	3,975,000	4,230,051
	Water Works Board of the City of Birmingham, 5.00% due 1/1/2029	2,230,000	2,485,672
	Arizona — 1.2%
[a]	Arizona (Banner Health Obligated Group) HFA, Series B, 4.22% (MUNIPSA + 0.25%) due 1/1/2046 (put 11/4/2026)	4,000,000	3,990,832
	Arizona (Scottsdale Lincoln Hospitals) HFA, Series A, 5.00% due 12/1/2024	1,760,000	1,818,237
	Arizona Board of Regents (Arizona State University) COP, Series A, 5.00% due 9/1/2023	5,580,000	5,626,699
	Arizona Board of Regents (University of Arizona), 5.00% due 8/1/2023 - 8/1/2024	1,350,000	1,371,359
	Arizona Board of Regents (University of Arizona) COP, Series C, 5.00% due 6/1/2028	780,000	867,440
	City of Phoenix Civic Improvement Corp., Series A, 5.00% due 7/1/2023 - 7/1/2025	7,330,000	7,596,207
	County of Pinal (Detention and Training Facilities), Series A, 5.00% due 8/1/2023 - 8/1/2025	3,300,000	3,407,943
	County of Pinal (Hunt Highway (Phases III-V), Ironwood Drive, Public Safety Radio & Court Buildings), 5.00% due 8/1/2025	3,000,000	3,089,439
[a]	Maricopa County Pollution Control Corp (Public Service Co. of New Mexico), Series A, 3.00% due 1/1/2038 (put 6/1/2024)	1,555,000	1,543,134
	Maricopa County Pollution Control Corp. (Public Service Co. of New Mexico),
[a]	Series A, 0.875% due 6/1/2043 (put 10/1/2026)	3,000,000	2,741,331
[a]	Series B, 0.875% due 6/1/2043 (put 10/1/2026)	1,700,000	1,553,421
	Northern Arizona University (Insured: BAM), Series B, 5.00% due 6/1/2030	525,000	605,573
	Northern Arizona University COP, 5.00% due 9/1/2023	3,325,000	3,329,994
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), Series A, 5.00% due 1/1/2029	1,405,000	1,579,969
	State of Arizona COP ETM, Series A, 5.00% due 10/1/2025	3,375,000	3,579,775
	California — 3.4%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2023	3,200,000	3,252,410
[a]	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge), Series E, 4.38% (MUNIPSA + 0.41%) due 4/1/2056 (put 4/1/2028)	1,500,000	1,482,287
	California (PIH Health, Inc. Obligated Group) HFFA, Series A, 5.00% due 6/1/2028 - 6/1/2030	2,950,000	3,347,580
[a]	California Community Choice Financing Authority (Guaranty: Deutsche A.G.) (Green Bond), Series C, 5.25% due 1/1/2054 (put 10/1/2031)	7,955,000	8,131,903
[a]	California Community Choice Financing Authority (Guaranty: Goldman Sachs Group, Inc.) (Green Bond), Series A, 4.00% due 10/1/2052 (put 12/1/2027)	1,000,000	1,007,772
[a]	California Infrastructure & Economic Development Bank (J Paul Getty Trust), Series B-2, 3.00% due 10/1/2047 (put 10/1/2026)	3,000,000	3,038,844
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM) (Green Bond), 5.00% due 5/15/2029 - 5/15/2031	1,195,000	1,384,412
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc. Project), Series B, 2.95% due 8/1/2024 (put 5/1/2023)	2,000,000	2,000,000
	California Statewide Communities Development Authority (CHF-Irvine LLC; Insured: BAM), 5.00% due 5/15/2030	2,000,000	2,291,726
[a]	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series 2004-M-R, 5.00% due 4/1/2038 (put 11/1/2029)	5,250,000	6,078,366
	California Statewide Communities Development Authority (Southern California Edison Co.) (Green Bond), Series A, 1.75% due 9/1/2029	2,000,000	1,837,644
	Castaic Lake Water Agency (Water System Improvement; Insured: AMBAC) COP, Zero Coupon due 8/1/2023	10,125,000	10,044,445
	City of Los Angeles, 4.00% due 6/29/2023	7,500,000	7,522,567
	City of Modesto Wastewater Revenue, Series B, 5.00% due 11/1/2027 - 11/1/2029	3,500,000	4,002,923
	County of Los Angeles, 4.00% due 6/30/2023	2,000,000	2,006,020
	County of Riverside, 5.00% due 6/30/2023	2,550,000	2,563,614
	Lammersville USD (Insured: BAM), 5.00% due 9/1/2029 - 9/1/2030	2,215,000	2,561,880
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series B, 5.00% due 7/1/2023	11,950,000	12,019,991
	Series D, 5.00% due 7/1/2024	10,640,000	10,970,872
	Los Angeles County Redevelopment Refunding Authority Successor Agency (Bunker Hill Project), Series C, 5.00% due 6/1/2023 - 12/1/2024	17,250,000	17,698,625
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	1,500,000	1,546,597
	Needles (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 8/1/2023	1,005,000	994,605
	North City West School Facilities Financing Authority (Carmel Valley Educational Facilities; Insured: AGM), Series A, 5.00% due 9/1/2023	4,545,000	4,552,163
	Santa Fe Springs CDC Successor Agency (Consolidated Redevelopment Project; Insured: Natl-Re), Series A, Zero Coupon due 9/1/2024	7,000,000	6,732,278
24 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Colorado — 1.3%
	City & County of Denver (Buell Theatre Property) COP, Series A, 5.00% due 12/1/2023	$ 1,720,000	$ 1,746,137
	City & County of Denver School District No. 1 (Eastbridge Elementary and Conservatory Green K-8 Schools) COP, Series C, 5.00% due 12/15/2023	1,180,000	1,197,243
	Colorado (Adventhealth Obligation Group) HFA,
	Series C,
[a]	5.00% due 11/15/2036 (pre-refunded 11/15/2023)	265,000	268,697
[a]	5.00% due 11/15/2036 (put 11/15/2023)	735,000	744,868
[a]	Colorado (Adventist Health System/Sunbelt Obligated Group) HFA, Series C, 5.00% due 11/15/2036 (put 11/15/2026)	1,150,000	1,246,181
	Colorado (CommonSpirit Health Obligated Group) HFA, 5.00% due 11/1/2029 - 11/1/2032	4,550,000	5,074,413
[a]	Colorado (Intermountain Healthcare Obligated Group) HFA, Series B, 5.00% due 5/15/2062 (put 8/17/2026)	1,415,000	1,523,959
	Colorado (Northern Colorado Medical Center) HFA ETM, 5.00% due 5/15/2026	740,000	787,589
	Colorado Higher Education COP, 4.00% due 9/1/2032	1,000,000	1,088,054
	County of El Paso (Judicial Complex; Insured: AGM) COP, 5.00% due 12/1/2024 - 12/1/2028	2,200,000	2,401,581
	County of El Paso (Pikes Peak Regional Development Center) COP, 5.00% due 12/1/2023	1,330,000	1,350,211
	Crystal Valley Metropolitan District No 2 (Insured: AGM) GO, Series A, 5.00% due 12/1/2025 - 12/1/2030	1,810,000	2,009,810
[a]	E-470 Public Highway Authority, Series B, 3.579% (SOFR + 0.35%) due 9/1/2039 (put 9/1/2024)	2,000,000	2,001,986
	El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2023 - 12/15/2024	1,600,000	1,637,475
	Interlocken Metropolitan District (Insured: AGM) GO, Series A-1, 5.00% due 12/1/2024 - 12/1/2026	2,375,000	2,505,559
	Regional Transportation District (Denver Transit Partners LLC), Series A, 5.00% due 7/15/2024 - 7/15/2032	3,175,000	3,444,133
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2024 (pre-refunded 6/1/2023)	4,000,000	4,013,860
	Regional Transportation District (North Metro Rail Line) COP ETM, Series A, 5.00% due 6/1/2023	4,000,000	4,007,488
	Sierra Ridge Metropolitan District No 2 (Insured: AGM) GO, 4.00% due 12/1/2030 - 12/1/2032	675,000	720,362
	State of Colorado COP, Series A, 5.00% due 9/1/2024 - 9/1/2028	4,610,000	4,956,586
[a]	University of Colorado Hospital Authority (University of Colorado Health Obligated Group), Series C, 5.00% due 11/15/2047 (put 11/15/2024)	1,210,000	1,240,554
	Connecticut — 2.5%
	City of Hartford (Various Public Improvements; Insured: AGM) GO, Series A, 5.00% due 7/1/2024 - 7/1/2025	1,820,000	1,896,654
	City of New Haven (Insured: AGM) GO, Series B, 5.00% due 2/1/2028 - 2/1/2030	1,470,000	1,616,501
	State of Connecticut (Educational Facilities) GO,
	Series B, 5.00% due 6/15/2024 - 6/15/2025	30,400,000	31,542,541
	Series E, 5.00% due 9/1/2023	5,550,000	5,602,692
	State of Connecticut (Various Capital Projects) GO,
	Series B, 5.00% due 5/15/2027	16,615,000	17,944,217
	Series E, 5.00% due 8/15/2024	1,845,000	1,860,688
	State of Connecticut GO,
	Series B, 5.00% due 2/15/2024	7,000,000	7,141,141
	Series C, 5.00% due 6/15/2023 - 6/15/2028	11,540,000	12,686,257
	Series E, 5.00% due 9/15/2028	2,560,000	2,910,935
	State of Connecticut Special Tax Revenue, Series D, 5.00% due 11/1/2032	500,000	598,755
	State of Connecticut Special Tax Revenue (Transportation Infrastructure Purposes), Series A, 5.00% due 8/1/2026	1,200,000	1,270,750
	University of Connecticut, Series A, 5.00% due 5/1/2032	1,000,000	1,208,343
	Delaware — 0.1%
	Delaware State (Beebe Medical Center, Inc.) HFA, 5.00% due 6/1/2031	1,200,000	1,308,031
	Delaware Transportation Authority, 5.00% due 9/1/2029	2,665,000	3,074,987
	District of Columbia — 0.2%
[a]	District of Columbia Housing Finance Agency (Benning Corridor Titleholder LLC), 4.00% due 9/1/2040 (put 9/1/2025)	1,000,000	1,016,276
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2023 - 7/1/2028	4,750,000	4,994,184
	Florida — 5.3%
	Alachua County School Board (Educational Facilities) COP, 5.00% due 7/1/2023	2,250,000	2,262,161
	Broward County School Board (Educational Facilities) COP,
	Series A, 5.00% due 7/1/2023 - 7/1/2027	14,300,000	14,795,625
	Series B, 5.00% due 7/1/2023 - 7/1/2025	9,000,000	9,313,604
	Series C, 5.00% due 7/1/2025 - 7/1/2026	12,830,000	13,666,592
	Central Florida Expressway Authority, 5.00% due 7/1/2026	575,000	620,597
	City of Cape Coral (Water and Sewer System Improvements), 5.00% due 10/1/2024 - 10/1/2026	5,100,000	5,429,640
	City of Jacksonville,
	Series B, 5.00% due 10/1/2029	1,350,000	1,465,101
	Series C, 5.00% due 10/1/2023	1,105,000	1,117,493
	City of Lakeland (Lakeland Regional Health Systems), 5.00% due 11/15/2026 - 11/15/2028	1,990,000	2,138,740
	City of Miami (Stormwater Management Utility System), 5.00% due 9/1/2026 - 9/1/2028	2,675,000	2,941,644
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2024 - 11/1/2027	4,575,000	4,793,938
	County of Manatee (Public Utilities Improvements), 5.00% due 10/1/2024 - 10/1/2025	970,000	1,009,341
	County of Polk (Water and Wastewater Utility Systems), 5.00% due 10/1/2023	1,420,000	1,422,330
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Duval County Public Schools (Insured: AGM) COP, Series A, 5.00% due 7/1/2031 - 7/1/2033	$ 4,450,000	$ 5,156,192
	Florida State Board of Governors (Florida State University Student Health Fee Revenue), Series A, 5.00% due 7/1/2030	1,010,000	1,187,461
	Hillsborough County School Board (Master Lease Program) COP,
	5.00% due 7/1/2027 - 7/1/2028	5,200,000	5,744,911
	Series B, 5.00% due 7/1/2028	4,835,000	5,289,524
	JEA Electric System,
	Series A, 5.00% due 10/1/2024 (pre-refunded 10/1/2023)	1,200,000	1,213,194
	Series III B, 5.00% due 10/1/2032	2,110,000	2,308,011
	JEA Electric System ETM, Series A, 5.00% due 10/1/2023	1,395,000	1,411,203
	Lee County School Board (School Facilities Improvements) COP, 5.00% due 8/1/2023 - 8/1/2024	3,000,000	3,067,073
	Manatee County School District (School Facilities Improvements; Insured: AGM), 5.00% due 10/1/2025 - 10/1/2027	2,900,000	3,128,917
	Marion County School Board (Insured: BAM) COP, Series B, 5.00% due 6/1/2024	3,065,000	3,147,396
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2025	2,500,000	2,583,415
	Miami-Dade County (Transit System), 5.00% due 7/1/2023 - 7/1/2025	10,265,000	10,586,249
	Miami-Dade County Aviation Revenue, Series A, 5.00% due 10/1/2032	500,000	577,124
	Miami-Dade County Expressway Authority (Toll System), Series B, 5.00% due 7/1/2024 - 7/1/2025	4,000,000	4,088,678
	Miami-Dade County School Board (Educational Facilities Improvements) COP,
	Series A,
	5.00% due 5/1/2023 - 5/1/2024	12,130,000	12,312,082
[a]	5.00% due 5/1/2031 (pre-refunded 5/1/2024)	2,550,000	2,612,763
	Series C, 5.00% due 5/1/2025	15,000,000	15,648,255
	Orange County (AdventHealth Obligated Group) HFA,
	Series C,
[a]	5.00% due 11/15/2052 (pre-refunded 11/15/2026)	210,000	229,496
[a]	5.00% due 11/15/2052 (put 11/15/2026)	3,290,000	3,545,343
	Orange County School Board (Educational Facilities) COP, Series D, 5.00% due 8/1/2024 - 8/1/2025	2,635,000	2,744,214
	Palm Beach County (Jupiter Medical Center Obligated Group) HFA, Series A, 5.00% due 11/1/2028 - 11/1/2031	675,000	726,966
	Palm Beach County School Board (Educational Facilities) COP, Series B, 5.00% due 8/1/2023 - 8/1/2024	9,095,000	9,267,009
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2023 - 8/1/2026	7,000,000	7,262,169
	Pasco County School Board COP, Series A, 5.00% due 8/1/2032	750,000	892,285
	Reedy Creek Improvement District (Buena Vista Drive Corridor Improvements) GO, Series A, 5.00% due 6/1/2023	1,940,000	1,946,064
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems), Series 1, 5.00% due 10/1/2023	750,000	758,402
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems) GO, Series A, 5.00% due 6/1/2023 - 6/1/2025	3,710,000	3,824,022
	State of Florida GO,
	Series A, 4.00% due 7/1/2031	2,500,000	2,616,643
	Series C, 4.00% due 6/1/2031	1,540,000	1,610,435
	Sunshine State Governmental Financing Commission (Miami-Dade County Program), Series B-1, 5.00% due 9/1/2024 (pre-refunded 9/1/2023)	1,725,000	1,740,629
	Sunshine State Governmental Financing Commission (Miami-Dade County Program) ETM, Series B-1, 5.00% due 9/1/2023	2,100,000	2,119,093
	Town of Davie (Nova Southeastern University, Inc.), 5.00% due 4/1/2032	400,000	431,175
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2023 - 10/15/2025	1,750,000	1,799,096
	Volusia County School Board (University High School, River Springs Middle School) COP, Series B, 5.00% due 8/1/2024	1,000,000	1,031,921
	Wildwood Utility Dependent District (Insured: BAM), 5.00% due 10/1/2032	200,000	228,244
	Georgia — 4.1%
	Athens-Clarke County Unified Government Development Authority (UGAREF Central Precinct LLC), 5.00% due 6/15/2023	470,000	472,026
[a]	Bartow County Development Authority (Georgia Power Co.), 3.95% due 12/1/2032 (put 3/8/2028)	3,000,000	3,054,504
	City of Atlanta (Airport Passenger Facility),
	Series A, 5.00% due 1/1/2024 - 1/1/2025	3,850,000	3,917,029
	Series B, 5.00% due 1/1/2025	1,645,000	1,673,166
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2023 - 12/1/2024	2,190,000	2,240,682
	City of Atlanta (Water & Wastewater System), 5.00% due 11/1/2023 - 11/1/2025	3,130,000	3,232,267
	Development Authority of Burke County (Georgia Power Co.), Series 5, 2.20% due 10/1/2032	1,225,000	1,044,147
[a]	Development Authority of Monroe County (Georgia Power Co.), Series 1, 3.875% due 6/1/2042 (put 3/6/2026)	2,000,000	2,025,970
	Georgia State Road & Tollway Authority (GARVEE), 5.00% due 6/1/2032	1,000,000	1,167,535
	Main Street Natural Gas, Inc. (Guaranty: Citigroup Global Markets),
[a]	Series A, 5.00% due 6/1/2053 (put 6/1/2030)	18,500,000	19,269,119
[a]	Series C, 4.00% due 5/1/2052 (put 12/1/2028)	35,700,000	35,123,124
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2023 - 5/15/2028	7,765,000	7,923,272
	Main Street Natural Gas, Inc. (Guaranty: Royal Bank of Canada),
[a]	Series A, 4.00% due 7/1/2052 (put 9/1/2027)	42,805,000	42,993,770
[a]	Series B, 5.00% due 7/1/2053 (put 3/1/2030)	7,750,000	8,190,037
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2024 - 1/1/2030	5,420,000	5,853,264
	Private Colleges & Universities Authority (Corp. of Mercer University), 5.00% due 10/1/2030 - 10/1/2032	350,000	401,000
	Savannah (International Paper Co.) EDA, Series B, 1.90% due 8/1/2024	2,000,000	1,954,904
26 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Guam — 0.3%
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2024	$ 4,500,000	$ 4,558,676
	Guam Government Waterworks Authority (Water & Wastewater System Improvements), 5.25% due 7/1/2023	645,000	646,808
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2023 - 10/1/2026	4,330,000	4,427,175
	Hawaii — 0.1%
	County of Hawaii (Capital Improvements) GO,
	Series C, 5.00% due 9/1/2026	1,500,000	1,609,885
	Series E, 5.00% due 9/1/2026	500,000	536,629
	Idaho — 0.1%
	Idaho (Trinity Health Credit Group) HFA, Series D, 5.00% due 12/1/2023 - 12/1/2024	3,000,000	3,058,857
	Illinois — 9.2%
	Chicago Midway International Airport, Series B, 5.00% due 1/1/2024	17,060,000	17,099,267
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2027	1,750,000	1,863,963
	Chicago Park District (Capital Improvement Plan) GO,
	Series A, 5.00% due 1/1/2025	610,000	630,331
	Series B, 5.00% due 1/1/2024	1,340,000	1,358,783
	Series D, 5.00% due 1/1/2024	1,760,000	1,784,670
	Chicago Park District GO, Series A, 5.00% due 1/1/2024 - 1/1/2032	1,405,000	1,462,423
	Chicago Park District GO ETM,
	Series A, 5.00% due 1/1/2024	1,150,000	1,170,452
	Series D, 5.00% due 1/1/2024	1,060,000	1,078,847
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2024 - 1/1/2025	10,750,000	10,986,286
	City of Chicago (Water System),
	5.00% due 11/1/2024	2,000,000	2,055,584
	Series 2017-2, 5.00% due 11/1/2023 - 11/1/2024	1,650,000	1,683,981
	Series A, 5.00% due 11/1/2027	6,250,000	6,628,681
	Series A-1, 5.00% due 11/1/2024	4,000,000	4,109,876
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2028	2,000,000	2,160,228
[a]	City of Chicago Heights (Olympic Village LLC), 2.875% due 8/1/2027 (put 8/1/2025)	14,799,000	14,794,205
	City of Chicago Wastewater Transmission Revenue,
	Series B, 5.00% due 1/1/2033	2,710,000	2,917,919
	Series C, 5.00% due 1/1/2026	500,000	516,768
	City of Joliet (Rock Run Crossing Project; Insured: BAM) GO, 5.00% due 12/15/2031 - 12/15/2032	2,030,000	2,370,658
	Clinton Bond Fayette Etc Counties Community College District No 501 Kaskaskia (Insured: AGM) GO, 5.00% due 12/1/2031 - 12/1/2032	1,125,000	1,294,883
	Cook County (Capital Improvement Plan) GO, Series A, 5.00% due 11/15/2024	1,500,000	1,547,508
	Cook County Community College District No. 508 (City Colleges of Chicago) GO,
	5.00% due 12/1/2023 - 12/1/2024	4,425,000	4,440,732
	5.25% due 12/1/2025 - 12/1/2026	3,365,000	3,382,979
	Cook County Community High School District No 233 Homewood-Flossmoor GO, 4.00% due 12/1/2025 - 12/1/2029	2,950,000	3,188,674
	Cook County Sales Tax Revenue, 5.00% due 11/15/2028	2,250,000	2,460,307
	Cook County School District No.170 (Insured: AGM) GO, Series D, 5.00% due 12/1/2024	1,190,000	1,222,959
	DuPage Cook & Will Counties Community College District No 502 GO, 5.00% due 6/1/2024	5,000,000	5,128,695
	DuPage County Forest Preserve District GO, 5.00% due 11/1/2023 - 11/1/2030	8,340,000	8,849,278
[a]	Illinois (Anchor Senior Living 2021 L.P.) HDA, Series A, 4.00% due 11/1/2042 (put 5/1/2025)	2,000,000	2,019,920
	Illinois Finance Authority (Advocate Health Care), 5.00% due 8/1/2023 - 8/1/2024	1,365,000	1,392,053
	Illinois Finance Authority (Ascension Health Credit Group), Series C, 5.00% due 2/15/2033	1,500,000	1,626,009
	Illinois Finance Authority (Carle Foundation Obligated Group),
	Series A, 5.00% due 2/15/2027	3,000,000	3,183,567
[a]	Series B, 5.00% due 8/15/2053 (put 8/15/2031)	15,130,000	17,572,148
	Illinois Finance Authority (NorthShore University HealthSystem Obligated Group), Series A, 5.00% due 8/15/2025 - 8/15/2028	3,800,000	4,221,620
	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group), Series A, 5.00% due 7/15/2032	800,000	936,894
	Illinois Finance Authority (Rush Obligated Group), Series B, 5.00% due 11/15/2033	805,000	834,011
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2024 - 11/15/2029	5,170,000	5,374,521
[b]	Illinois Finance Authority (University of Chicago Medical Center Obligated Group), Series A, 5.00% due 8/15/2029	2,500,000	2,609,865
	Illinois State Toll Highway Authority,
	Series A, 5.00% due 12/1/2032	3,000,000	3,179,355
	Series C, 5.00% due 1/1/2025	2,000,000	2,083,928
	Series D, 5.00% due 1/1/2024	6,500,000	6,613,808
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	7,150,000	7,245,424
	Knox & Warren Counties Community Unit School District No 205 Galesburg GO, Series B, 5.00% due 12/1/2025 - 12/1/2030	9,275,000	10,096,778
	McHenry County Conservation District GO, 5.00% due 2/1/2025	2,000,000	2,084,160
	Metropolitan Water Reclamation District of Greater Chicago (Green Bond) GO, Series E, 5.00% due 12/1/2025	1,000,000	1,063,496
	Metropolitan Water Reclamation District of Greater Chicago GO, Series A, 5.00% due 12/1/2031	1,500,000	1,635,666
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Monroe & St Clair Counties Community Unit School District No. 5 (Insured: BAM) GO, 5.00% due 4/15/2024 - 4/15/2026	$ 1,650,000	$ 1,717,330
	Peoria Metropolitan Airport Authority GO, Series D, 5.00% due 12/1/2027	1,000,000	1,082,565
	Rock Island Henry Mercer Etc Counties Community College District No. 503 (Black Hawk College; Insured: AGM) GO, 5.00% due 12/1/2023 - 12/1/2024	7,570,000	7,753,457
	Rock Island Henry Mercer Etc Counties Community College District No. 503 (Black Hawk College; Insured: BAM) GO, 5.00% due 12/1/2033	1,000,000	1,185,738
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2028 - 1/1/2029	6,445,000	7,083,420
	Sangamon County School District No 186 Springfield (Insured: AGM) GO,
	4.00% due 2/1/2030 - 2/1/2032	3,500,000	3,707,773
	Series B, 5.00% due 2/1/2030	1,570,000	1,744,907
	Southern Illinois University (Insured: BAM), Series A, 5.00% due 4/1/2027 - 4/1/2032	3,310,000	3,644,526
	State of Illinois (State Facilities Improvements) GO, Series D, 5.00% due 11/1/2024	3,650,000	3,760,719
	State of Illinois GO,
	5.50% due 5/1/2024 - 5/1/2030	2,350,000	2,504,637
	Series A, 5.00% due 10/1/2024 - 3/1/2032	9,525,000	10,601,726
	Series B, 5.00% due 3/1/2029 - 12/1/2032	2,500,000	2,812,209
	Series D, 5.00% due 11/1/2023 - 11/1/2028	38,960,000	41,978,019
	State of Illinois Sales Tax Revenue,
	Series B, 5.00% due 6/15/2026 - 6/15/2029	20,000,000	21,622,995
	Series C, 5.00% due 6/15/2024 - 6/15/2028	1,500,000	1,568,788
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), 6.00% due 6/15/2026	235,000	251,995
	University of Illinois (University of Illinois Auxiliary Facilities System), Series A, 4.00% due 4/1/2032	11,465,000	11,750,983
	Village of Tinley Park GO, 5.00% due 12/1/2024	870,000	881,708
	Will & Kendall Counties Plainfield Community Consolidated School District 202 (Capital Improvements; Insured: BAM) GO, Series A, 5.00% due 1/1/2024 - 1/1/2025	13,075,000	13,504,394
	Will County Community Unit School District No 201-U Crete-Monee (Insured: BAM) GO, Series U-A, 5.00% due 1/1/2028	350,000	378,070
	Indiana — 0.9%
	Avon Community School Building Corp. (Educational Facilities; Insured: State Intercept), 5.00% due 7/15/2023 - 7/15/2027	3,530,000	3,758,296
	City of Rockport (AEP Generating Co.; Guaranty: American Electric Power Co.), Series A, 3.125% due 7/1/2025	3,000,000	2,984,997
	Clark-Pleasant Community School Building Corp. (Insured: State Intercept), 5.00% due 7/15/2033	955,000	1,133,094
	Columbus Multi School Building Corp. (Bartholomew Consolidated School Corp.; Insured: State Intercept), 4.00% due 1/15/2024	570,000	575,109
	Hamilton Southeastern Consolidated School Building Corp. (Educational Facilities; Insured: State Intercept), Series D, 5.00% due 7/15/2023 - 1/15/2024	1,095,000	1,107,766
	Indiana Finance Authority (CWA Authority, Inc. Wastewater System Project), Series A, 5.00% due 10/1/2023 - 10/1/2024	1,500,000	1,524,714
	Indiana Finance Authority (CWA Authority, Inc.), Series 1, 5.00% due 10/1/2032	1,275,000	1,523,554
	Indiana Finance Authority (Department of Transportation), Series C, 5.00% due 6/1/2029	8,040,000	9,229,526
[a]	Indiana Finance Authority (Republic Services, Inc.), Series B, 3.65% due 5/1/2028 (put 6/1/2023)	2,500,000	2,500,000
	Indiana Municipal Power Agency (Power Supply System), Series A, 5.00% due 1/1/2026 - 1/1/2028	4,235,000	4,599,386
	Mount Vernon of Hancock County Multi-School Building Corp. (Insured: State Intercept), 5.00% due 1/15/2031	500,000	580,371
	Noblesville Redevelopment Authority, 5.00% due 1/15/2028	300,000	333,537
	Iowa — 1.6%
	Iowa Finance Authority (Genesis Health System), 5.00% due 7/1/2024 (pre-refunded 7/1/2023)	2,350,000	2,362,309
	Iowa Finance Authority (Genesis Health System) ETM, 5.00% due 7/1/2023	2,000,000	2,011,260
[a]	PEFA, Inc. (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 9/1/2049 (put 9/1/2026)	49,000,000	49,961,527
	Kansas — 0.7%
[a]	Kansas (AdventHealth Obligated Group) DFA, Series B, 5.00% due 11/15/2054 (put 11/15/2031)	8,220,000	9,460,324
	Kansas DFA, Series SRF, 5.00% due 5/1/2026	765,000	824,697
	Seward County No. 480 USD GO,
	Series B,
	5.00% due 9/1/2024 - 9/1/2026	4,020,000	4,230,821
	5.00% due 9/1/2027 (pre-refunded 9/1/2025)	2,100,000	2,217,885
	Unified Government of Wyandotte County/Kansas City (Utility Systems Improvement), Series A, 5.00% due 9/1/2023 - 9/1/2024	1,600,000	1,623,863
	Wyandotte County No. 500 (General Improvement) USD GO, Series A, 5.00% due 9/1/2025 - 9/1/2026	5,675,000	6,066,227
	Kentucky — 3.9%
	County of Boone (Duke Energy Kentucky, Inc.), Series A, 3.70% due 8/1/2027	5,000,000	5,040,110
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2023	4,195,000	4,134,223
	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group),
[a]	Series A, 4.00% due 4/1/2048 (put 4/1/2024)	77,915,000	77,924,973
[a]	Series A-1, 4.00% due 8/1/2052 (put 8/1/2030)	10,910,000	10,646,960
[a]	Series C, 4.00% due 2/1/2050 (put 2/1/2028)	14,730,000	14,531,852
	Kentucky State Property & Building Commission, Series A, 5.00% due 6/1/2030 - 6/1/2032	3,000,000	3,485,500
	Kentucky State Property & Building Commission (Insured: AGM), Series A, 5.00% due 11/1/2029	750,000	859,819
	Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group),
28 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	5.00% due 10/1/2026 - 10/1/2032	$ 4,640,000	$ 4,947,726
	Series A, 5.00% due 10/1/2027	2,775,000	2,799,831
[a]	Series D, 5.00% due 10/1/2047 (put 10/1/2029)	3,950,000	4,373,831
	Turnpike Authority of Kentucky (Revitalization Projects), Series B, 5.00% due 7/1/2025 - 7/1/2026	5,615,000	5,949,152
	Louisiana — 1.9%
	City of Shreveport (Insured: AGM) GO, Series A, 5.00% due 3/1/2024 - 3/1/2032	5,800,000	6,360,851
	City of Shreveport (Water and Sewer System; Insured: BAM),
	Series A, 5.00% due 12/1/2023 - 12/1/2024	8,735,000	8,911,141
	Series C, 5.00% due 12/1/2024 - 12/1/2026	2,420,000	2,542,397
	East Baton Rouge Sewerage Commission (Wastewater System Improvements), Series B, 5.00% due 2/1/2024 - 2/1/2025	1,700,000	1,749,485
	Louisiana Energy & Power Authority (LEPA Unit No. 1 Power; Insured: AGM), Series A, 5.00% due 6/1/2023	750,000	752,173
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Louisiana Community & Technical College System; Insured: BAM), 5.00% due 10/1/2025 - 10/1/2027	9,600,000	10,394,651
	Louisiana Offshore Terminal Authority (Loop LLC),
[a]	1.65% due 9/1/2033 - 9/1/2034 (put 12/1/2023)	10,000,000	9,883,930
[a,c]	1.65% due 9/1/2027 (put 12/1/2023)	6,150,000	6,078,617
	Louisiana Public Facilities Authority (Hurricane Recovery Program), 5.00% due 6/1/2023	5,000,000	5,017,225
	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group),
	Series A, 5.00% due 5/15/2031	875,000	984,788
[a]	Series B, 5.00% due 5/15/2050 (put 5/15/2025)	2,800,000	2,909,122
	Plaquemines Port Harbor & Terminal District (International Marine Terminals Partnership; LOC Wells Fargo Bank N.A.),
[a]	Series A, 4.00% due 3/15/2025 (put 3/15/2024)	2,500,000	2,512,575
[a]	Series B, 4.00% due 3/15/2025 (put 3/15/2024)	5,000,000	5,147,605
	State of Louisiana, 5.00% due 9/1/2032	1,000,000	1,175,206
[a]	State of Louisiana Gasoline & Fuels Tax Revenue, Series A, 3.874% (SOFR + 0.50%) due 5/1/2043 (put 5/1/2026)	2,950,000	2,850,706
	Maine — 0.0%
	Maine Governmental Facilities Authority (Augusta & Machias Courthouses), Series A, 5.00% due 10/1/2023	1,445,000	1,461,792
	Maryland — 0.8%
	County of Montgomery GO, Series C, 5.00% due 10/1/2025	1,000,000	1,062,457
	County of Prince George’s GO, Series A, 5.00% due 9/15/2026	6,110,000	6,658,654
	Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group), Series B, 5.00% due 4/15/2025 - 4/15/2029	6,755,000	7,371,211
	Maryland Stadium Authority Built to Learn Revenue, Series A, 5.00% due 6/1/2023 - 6/1/2032	3,340,000	3,844,849
	State of Maryland GO, Series B, 5.00% due 8/1/2024	9,455,000	9,758,921
	Massachusetts — 1.1%
	Massachusetts (CareGroup Healthcare System) DFA, Series I, 5.00% due 7/1/2024 - 7/1/2027	7,870,000	8,212,262
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,300,000	9,484,053
[a,b]	Massachusetts (Mass General Brigham, Inc.) DFA, Series T-1, 4.57% (MUNIPSA + 0.60%) due 7/1/2049 (put 1/29/2026)	3,750,000	3,743,490
	Massachusetts (Mount Auburn Hospital Health Records System) DFA, Series H-1, 5.00% due 7/1/2023 - 7/1/2025	14,165,000	14,510,465
	Massachusetts (Simmons University) DFA, Series J, 5.25% due 10/1/2023	595,000	599,292
	Michigan — 2.1%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2023 - 11/15/2025	1,445,000	1,484,757
	Michigan Finance Authority (Beaumont Health Credit Group), 5.00% due 8/1/2025 (pre-refunded 8/1/2024)	8,000,000	8,250,368
	Michigan Finance Authority (Beaumont Health Credit Group) ETM, 5.00% due 8/1/2023 - 8/1/2024	10,800,000	11,033,869
	Michigan Finance Authority (BHSH System Obligated Group), Series A, 5.00% due 4/15/2028 - 4/15/2032	7,000,000	8,080,477
[a]	Michigan Finance Authority (Bronson Health Care Group Obligated Group), Series B, 5.00% due 11/15/2044 (put 11/16/2026)	7,000,000	7,352,394
	Michigan Finance Authority (Henry Ford Health System), 5.00% due 11/15/2027	1,500,000	1,605,122
	Michigan Finance Authority (McLaren Health Care Corp. Obligated Group), Series A, 5.00% due 2/15/2029 - 5/15/2032	2,000,000	2,140,080
	Michigan Finance Authority (Trinity Health Credit Group),
	5.00% due 12/1/2023 - 12/1/2024	3,500,000	3,574,830
	Series A, 5.00% due 12/1/2024 - 12/1/2028	6,000,000	6,427,239
	Michigan State Building Authority, Series I, 5.00% due 10/15/2032	1,250,000	1,362,071
	Michigan State Building Authority (Higher Education Facilities Program), Series I-A, 5.00% due 10/15/2023	7,715,000	7,816,005
	Royal Oak Hospital Finance Authority (William Beaumont Hospital), Series D, 5.00% due 9/1/2024 (pre-refunded 3/1/2024)	2,000,000	2,042,030
	Royal Oak Hospital Finance Authority (William Beaumont Hospital) ETM, Series D, 5.00% due 9/1/2023	1,240,000	1,251,009
	School District of the City of Dearborn (Insured: Q-SBLF) GO, 4.00% due 5/1/2023	625,000	625,504
	Wayne County Airport Authority (Insured: BAM), Series A, 5.00% due 12/1/2032	800,000	950,378
	Wayne State University, Series A, 5.00% due 11/15/2025 - 11/15/2026	8,775,000	9,265,198
	Minnesota — 0.3%
	Minnesota Higher Education Facilities Authority, 5.00% due 10/1/2029	300,000	340,973
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC),
	Series F,
	1.90% due 1/1/2029	160,000	152,253
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	1.95% due 7/1/2029	$ 375,000	$ 355,677
[a]	Minnesota Housing Finance Agency (Residential Single Family Development; Collateralized: GNMA, FNMA, FHLMC), Series H, 4.52% (MUNIPSA + 0.55%) due 7/1/2041 (put 12/12/2023)	6,195,000	6,197,528
	Minnesota Municipal Gas Agency (Guaranty: Royal Bank of Canada), Series A, 4.00% due 6/1/2025	700,000	710,376
	St. Paul Housing and Redevelopment Authority (HealthPartners), Series A, 5.00% due 7/1/2023 - 7/1/2025	1,850,000	1,880,270
	Mississippi — 0.2%
	Biloxi Public School District (Insured: BAM), 5.00% due 4/1/2025	1,350,000	1,403,066
[a]	County of Warren, Series A, 1.375% due 5/1/2034 (put 6/16/2025)	1,625,000	1,523,572
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2024 - 10/1/2028	2,400,000	2,563,113
	Missouri — 0.5%
	City of Kansas City GO, Series A, 5.00% due 2/1/2030 - 2/1/2031	1,750,000	2,051,649
[a]	Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group), Series C, 5.00% due 5/1/2052 (put 5/1/2028)	9,265,000	10,209,585
	Health & Educational Facilities Authority of the State of Missouri (SSM Health Care Obligated Group), Series A, 5.00% due 6/1/2030 - 6/1/2032	3,875,000	4,490,335
	Montana — 0.0%
	Montana Facility Finance Authority (Billings Clinic Obligated Group), Series A, 5.00% due 8/15/2031	1,000,000	1,174,320
	Nebraska — 0.6%
[a]	Central Plains Energy Project (Guaranty: Goldman Sachs & Co.), Series 1, 5.00% due 5/1/2053 (put 10/1/2029)	6,575,000	6,833,450
	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.),
[a]	5.00% due 3/1/2050 (put 1/1/2024)	3,000,000	3,016,221
	Series A, 5.00% due 9/1/2031	1,215,000	1,306,781
	Douglas County Hospital Authority No. 3 (Nebraska Methodist Health System), 5.00% due 11/1/2023 - 11/1/2025	5,310,000	5,475,457
	Gretna Public Schools GO, Series B, 5.00% due 12/15/2027	3,000,000	3,193,221
[a]	Nebraska Public Power District, Series A, 0.60% due 1/1/2051 (put 7/1/2023)	1,720,000	1,709,737
	Nevada — 2.8%
	Carson City (Carson Tahoe Regional Healthcare), Series A, 5.00% due 9/1/2023 - 9/1/2027	1,705,000	1,767,445
	Clark County School District (Insured: AGM) GO, Series B, 5.00% due 6/15/2031	1,650,000	1,886,605
	Clark County School District (Insured: BAM) GO, Series B, 5.00% due 6/15/2029 - 6/15/2031	4,400,000	5,069,930
	Clark County School District GO,
	Series A, 5.00% due 6/15/2023	4,000,000	4,017,456
	Series C, 4.00% due 6/15/2030	2,015,000	2,073,757
[a]	County of Clark (Nevada Power Co.), 3.75% due 1/1/2036 (put 3/31/2026)	1,000,000	1,013,672
	County of Washoe GO, 5.00% due 7/1/2024	1,470,000	1,511,626
	Las Vegas Convention and Visitors Authority, Series C, 5.00% due 7/1/2023 - 7/1/2026	1,800,000	1,875,644
	Las Vegas Valley Water District GO,
	Series A, 5.00% due 6/1/2023 - 6/1/2030	56,355,000	58,282,881
	Series B, 5.00% due 12/1/2025	20,000,000	21,096,220
	New Jersey — 4.6%
	City of Jersey City (Qualified General Improvement; Insured: BAM) (State Aid Withholding) GO, Series A, 5.00% due 8/1/2023	2,455,000	2,471,885
	City of Newark GO, Series D, 4.00% due 9/29/2023	7,500,000	7,544,047
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re) GO, 5.50% due 10/1/2024	5,000,000	5,214,000
	New Jersey (Middlesex Water Co) EDA, Series A, 5.00% due 10/1/2023	1,500,000	1,516,497
	New Jersey (New Jersey Transit Corp.) EDA, Series A, 5.00% due 11/1/2031 - 11/1/2032	3,590,000	4,115,272
	New Jersey (New Jersey Transit Corporation) (State Aid Withholding) EDA, Series B, 5.00% due 11/1/2024	8,000,000	8,237,024
	New Jersey (New Jersey Transit Corporation) EDA,
	Series A, 5.00% due 11/1/2029	40,000	44,815
	Series B, 5.00% due 11/1/2023	2,500,000	2,526,838
	New Jersey (School Facilities Construction) EDA,
	5.00% due 6/15/2028 - 6/15/2029	5,930,000	6,545,066
	Series- II, 5.00% due 3/1/2025	775,000	775,860
	Series NN, 5.00% due 3/1/2024	3,600,000	3,604,417
	Series UU, 5.00% due 6/15/2028 (pre-refunded 6/15/2024)	7,930,000	8,152,318
	New Jersey (State of New Jersey Department of the Treasury) EDA, Series DDD, 5.00% due 6/15/2033 (pre-refunded 6/15/2027)	1,500,000	1,666,043
	New Jersey Educational Facilities Authority (Ramapo College of New Jersey; Insured: AGM), Series A, 5.00% due 7/1/2032	600,000	714,796
	New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2024 (pre-refunded 1/1/2024)	65,000	66,108
	New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group), 5.00% due 7/1/2024	935,000	950,079
	New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group) HFFA, 5.00% due 7/1/2023	535,000	537,727
	New Jersey Transportation Trust Fund Authority,
	Series A, 5.00% due 12/15/2032 - 6/15/2033	4,100,000	4,569,906
	Series B, 5.00% due 6/15/2030	1,200,000	1,354,664
	New Jersey Transportation Trust Fund Authority (Transportation System), Series D, 5.00% due 6/15/2032	6,380,000	6,573,671
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
	5.00% due 6/15/2023 - 6/15/2024	6,000,000	6,088,224
30 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series A, 5.00% due 6/15/2028	$ 4,240,000	$ 4,503,991
	Series A-1, 5.00% due 6/15/2025 - 6/15/2027	30,485,000	32,328,752
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: AMBAC), Series B, 5.25% due 12/15/2023	3,545,000	3,597,200
	New Jersey Transportation Trust Fund Authority (Transportation System),
	Series A, 5.00% due 12/15/2025 - 6/15/2032	25,965,000	28,504,673
	Series BB-1, 5.00% due 6/15/2031	2,500,000	2,752,678
	State of New Jersey (COVID-19 GO Emergency Bonds) GO,
	Series A,
	4.00% due 6/1/2023	1,000,000	1,002,106
	5.00% due 6/1/2024 - 6/1/2029	10,215,000	11,427,122
	State of New Jersey GO, 5.00% due 6/1/2027	2,200,000	2,426,763
	New Mexico — 1.2%
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2023	1,360,000	1,367,608
	City of Farmington (Public Service Co. of New Mexico),
[a]	Series A, 0.875% due 6/1/2040 (put 10/1/2026)	3,000,000	2,766,309
[a]	Series B, 3.00% due 6/1/2040 (put 6/1/2024)	5,000,000	4,976,855
[a]	Series C, 1.15% due 6/1/2040 (put 6/1/2024)	4,500,000	4,385,475
[a]	Series D, 1.10% due 6/1/2040 (put 6/1/2023)	230,000	229,129
	Lea County Public School District No 8 Eunice (State Aid Withholding) GO,
	4.00% due 9/15/2027	1,000,000	1,043,107
	5.00% due 9/15/2026	650,000	698,764
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group),
	5.00% due 8/1/2031 (pre-refunded 8/1/2025)	500,000	525,044
	Series A, 5.00% due 8/1/2032	1,000,000	1,115,420
[a]	Series B, 5.00% due 8/1/2049 (put 8/1/2025)	3,650,000	3,820,962
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group) ETM, 5.00% due 8/1/2024 - 8/1/2025	1,780,000	1,843,924
[a]	New Mexico Mortgage Finance Authority (JLG Central 217 LLLP), 0.53% due 11/1/2024 (put 5/1/2024)	10,500,000	10,232,271
[a]	New Mexico Municipal Energy Acquisition Authority (Guaranty: Royal Bank of Canada), Series A, 5.00% due 11/1/2039 (put 5/1/2025)	1,000,000	1,026,616
	Santa Fe Public School District (State Aid Withholding) GO, 5.00% due 8/1/2029 - 8/1/2032	5,175,000	6,017,681
	Santa Fe Public School District GO, 4.00% due 8/1/2024	1,250,000	1,269,874
	State of New Mexico Severance Tax Permanent Fund, Series A, 5.00% due 7/1/2025	1,250,000	1,315,616
	New York — 6.3%
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2023	9,520,000	9,595,170
	Series J, 5.00% due 8/1/2023 - 8/1/2024	33,130,000	33,897,169
	City of New York GO,
	Series B-1, 5.00% due 8/1/2032	2,000,000	2,429,474
	Series C, 5.00% due 8/1/2025 - 8/1/2026	4,250,000	4,547,773
	Series C-1, 5.00% due 8/1/2032	1,000,000	1,172,621
	City of Plattsburgh GO, Series B, 4.75% due 11/17/2023	7,000,000	7,054,523
	City of Yonkers (Insured: AGM) GO, Series A, 5.00% due 2/15/2029	850,000	968,717
	County of Suffolk (Insured: BAM) GO, Series D, 5.00% due 10/15/2025	750,000	794,352
	Manchester-Shortsville Central School District (State Aid Withholding) GO, 4.00% due 8/17/2023	6,000,000	6,014,046
	Metropolitan Transportation Authority,
	Series A-1, 5.00% due 11/15/2025	1,265,000	1,313,390
	Series B,
	4.00% due 11/15/2026	1,660,000	1,707,413
	5.00% due 11/15/2028	1,230,000	1,300,552
	Series C-1,
	5.00% due 11/15/2027	1,070,000	1,117,215
	5.25% due 11/15/2028 - 11/15/2029	16,100,000	16,943,330
	Series D-1, 5.00% due 11/15/2028 - 11/15/2029	4,990,000	5,216,745
	Series F, 5.00% due 11/15/2025	1,055,000	1,104,373
	Metropolitan Transportation Authority (Green Bond),
	Series A2, 5.00% due 11/15/2027	3,450,000	3,654,295
	Series B, 5.00% due 11/15/2025 - 11/15/2027	6,650,000	7,015,847
	Series C-1, 5.00% due 11/15/2024 - 11/15/2026	6,840,000	7,175,709
[a]	New York City Housing Development Corp., Series F, 3.40% due 11/1/2062 (put 12/22/2026)	2,500,000	2,501,465
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	Series A, 5.00% due 11/1/2031 - 11/1/2032	8,980,000	10,597,891
	Series A1, 5.00% due 8/1/2031 - 8/1/2032	8,500,000	9,022,436
	Series B, 5.00% due 11/1/2032	2,500,000	3,050,105
	Series C-1, 5.00% due 5/1/2032	1,000,000	1,182,052
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series D, 5.00% due 11/1/2025	$ 1,000,000	$ 1,066,486
	Series F-1, 5.00% due 11/1/2024	1,000,000	1,039,937
	Series F5, 5.00% due 2/1/2029	3,500,000	4,014,906
	New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.), Series A, 5.00% due 12/1/2026	2,500,000	2,701,028
	New York State Authority (State of New York Personal Income Tax Revenue),
	Series A, 5.00% due 3/15/2030	6,500,000	7,604,955
	Series A1, 5.00% due 3/15/2030	5,000,000	5,849,270
	New York State Dormitory Authority (Insured: BAM), Series A, 5.00% due 10/1/2032	3,500,000	4,123,042
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGC) (State Aid Withholding), Series B, 5.25% due 10/1/2023	140,000	140,264
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGM) (State Aid Withholding), Series A, 5.00% due 10/1/2023 - 10/1/2024	4,500,000	4,597,762
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue),
	Series A1, 5.00% due 3/15/2031	4,545,000	5,410,891
	Series E, 5.00% due 3/15/2033	2,000,000	2,404,212
	New York State Dormitory Authority (State of New York Sales Tax Revenue),
	Series A, 5.00% due 3/15/2033	500,000	541,942
	Series E, 5.00% due 3/15/2029	4,135,000	4,694,958
[a]	New York State Energy Research & Development Authority (New York State Electric & Gas Corp.), Series C, 2.625% due 4/1/2034 (put 7/3/2023)	12,225,000	12,198,129
	New York State Thruway Authority (Governor Thomas E. Dewey Thruway), Series K, 5.00% due 1/1/2024 - 1/1/2025	3,000,000	3,101,677
	New York State Urban Development Corp. (State of New York Personal Income Tax Revenue), Series C-2, 5.00% due 3/15/2032	4,715,000	5,228,034
	State of New York Mortgage Agency,
	Series 223,
	1.85% due 4/1/2026	400,000	385,589
	1.90% due 10/1/2026	815,000	781,286
	1.95% due 4/1/2027	1,000,000	953,486
	2.00% due 10/1/2027	775,000	734,378
	2.05% due 4/1/2028	450,000	423,790
	2.25% due 4/1/2030	1,320,000	1,211,856
	2.30% due 10/1/2030	1,110,000	1,013,979
	Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) (Green Bond),
[a]	Series A2, 2.00% due 5/15/2045 (put 5/15/2024)	2,535,000	2,520,576
	Series D, 5.00% due 11/15/2029 - 11/15/2031	3,000,000	3,543,171
	Series E, 5.00% due 11/15/2032	2,000,000	2,443,518
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2024 - 7/1/2028	1,100,000	1,150,580
	North Carolina — 1.2%
	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group),
[a]	Series B, 1.95% due 1/15/2048 (put 11/1/2029)	1,000,000	961,113
[a]	Series D, 5.00% due 1/15/2049 (put 12/1/2031)	7,000,000	8,218,154
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2024	2,855,000	2,859,745
	City of Charlotte (Equipment Acquisition & Public Facilities) ETM COP, Series C, 5.00% due 12/1/2023 - 12/1/2025	4,435,000	4,604,107
[a]	Columbus County Industrial Facilities & Pollution Control Financing Authority (International Paper Co.), Series B, 2.00% due 11/1/2033 (put 10/1/2024)	1,100,000	1,074,120
	County of Buncombe (Primary, Middle School & Community College Facilities), Series A, 5.00% due 6/1/2023 - 6/1/2024	1,350,000	1,370,156
	County of Dare (Educational Facility Capital Projects), Series A, 5.00% due 6/1/2024	700,000	702,611
	County of Randolph,
	Series B, 5.00% due 10/1/2023	550,000	556,477
	Series C, 5.00% due 10/1/2023	400,000	404,711
	North Carolina Turnpike Authority, 5.00% due 1/1/2024 - 1/1/2029	12,765,000	13,536,290
	State of North Carolina, 5.00% due 3/1/2033	5,000,000	5,684,800
	Ohio — 3.1%
	Akron, Bath and Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.00% due 11/15/2028 - 11/15/2032	2,605,000	2,827,116
	Cincinnati City School District Board of Education (Educational Facilities; Insured: Natl-Re) GO, 5.25% due 12/1/2023	2,690,000	2,734,428
	City of Cleveland (Municipal Street System Improvements) GO, Series A, 5.00% due 12/1/2026	3,610,000	3,846,365
	City of Cleveland (Parks & Recreation Facilities), Series A3, 5.00% due 10/1/2023	630,000	637,115
	City of Cleveland (Public Facilities Improvements), Series B1, 5.00% due 10/1/2025 - 10/1/2028	2,855,000	3,137,416
	City of Cleveland (Public Facilities), Series A-1, 5.00% due 10/1/2023	1,155,000	1,168,045
	City of Toledo (Water System Improvements), 5.00% due 11/15/2023 (pre-refunded 5/15/2023)	1,750,000	1,754,344
	County of Allen Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.),
[a]	Series B-1, 5.00% due 10/1/2049 (put 8/3/2027)	1,000,000	1,095,683
[a]	Series B-2, 5.00% due 10/1/2051 (put 6/4/2030)	10,565,000	12,022,674
	County of Cuyahoga (Convention Hotel Project) COP, 5.00% due 12/1/2023 - 12/1/2024	17,160,000	17,522,898
	County of Cuyahoga (Musical Arts Association), 5.00% due 1/1/2030 - 1/1/2032	820,000	927,505
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2025	1,695,000	1,754,762
32 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Franklin County Convention Facilities Authority (Greater Columbus Convention Center) ETM, 5.00% due 12/1/2024	$ 1,000,000	$ 1,036,350
	Northeast Ohio Medical University (Insured: BAM), 5.00% due 12/1/2029 - 12/1/2032	1,175,000	1,327,520
[a]	Ohio Air Quality Development Authority (Duke Energy Corp.), Series B, 4.00% due 9/1/2030 (put 6/1/2027)	4,000,000	4,031,824
	Ohio Turnpike & Infrastructure Commission, Series A, 5.00% due 2/15/2027 - 2/15/2028	14,555,000	16,210,484
	Ohio Water Development Authority, Series A, 5.00% due 12/1/2030	1,000,000	1,081,613
	State of Ohio (Cleveland Clinic Health System Obligated Group), Series A, 5.00% due 1/1/2026 - 1/1/2032	1,800,000	1,946,201
	State of Ohio GO, Series V, 5.00% due 5/1/2023 - 5/1/2028	24,310,000	26,120,361
	Union/Clermont County Township GO, 3.00% due 8/30/2023	4,000,000	3,994,936
	Youngstown City School District (Educational Facilities) (State Aid Withholding) GO, 4.00% due 12/1/2023	1,700,000	1,701,532
	Oklahoma — 2.0%
	Canadian County Educational Facilities Authority (Mustang Public Schools Project) ISD, 5.00% due 9/1/2027	1,000,000	1,069,845
	Cleveland County Educational Facilities Authority (Moore Public Schools) ISD,
	4.00% due 6/1/2030 - 6/1/2031	9,240,000	10,022,933
	5.00% due 6/1/2023	5,355,000	5,372,297
	Cleveland County Educational Facilities Authority (Norman Public Schools) ISD, 5.00% due 6/1/2024	4,250,000	4,354,801
	Clinton Public Works Authority, 5.00% due 10/1/2029 - 10/1/2032	4,295,000	4,878,984
	Cushing Educational Facilities Authority (Payne County No 67 Cushing) ISD, 5.00% due 9/1/2032	14,000,000	16,124,584
	Muskogee Industrial Trust (Muskogee County No. 20) ISD, 5.00% due 9/1/2024 - 9/1/2027	4,025,000	4,168,979
	Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2023 - 8/15/2025	3,725,000	3,811,719
	Oklahoma County Finance Authority (Midwest City Public Service) ISD, 5.00% due 10/1/2023 - 10/1/2026	2,490,000	2,574,956
	Pontotoc County Educational Facilities Authority (ADA Public Schools Project), 4.00% due 9/1/2026 - 9/1/2032	1,800,000	1,888,598
	Rogers County Educational Facilities Authority (School District No 2 Catoosa), 5.00% due 9/1/2029 - 9/1/2032	12,000,000	13,742,502
	Oregon — 0.8%
	Hillsboro School District No. 1J (School Capital Improvements) (State Aid Withholding) GO, 5.00% due 6/15/2025 - 6/15/2027	9,130,000	9,865,071
[a]	Oregon Health & Science University (Oregon Health & Science University Obligated Group), Series B-2, 5.00% due 7/1/2046 (put 2/1/2032)	11,780,000	13,837,118
	Tri-County Metropolitan Transportation District of Oregon, Series A, 5.00% due 10/1/2028	2,845,000	3,179,794
	Pennsylvania — 8.3%
	Allegheny County Higher Education Building Authority (Duquesne University of the Holy Spirit), Series A, 5.00% due 3/1/2024 - 3/1/2025	1,645,000	1,698,199
	Allegheny County Hospital Development Authority (UPMC Obligated Group), Series A, 5.00% due 7/15/2025 - 7/15/2031	3,670,000	3,996,944
	Allegheny County Sanitary Authority (2015 Capital Project), 5.00% due 12/1/2023 - 12/1/2024	19,150,000	19,548,199
	Allegheny County Sanitary Authority (2015 Capital Project; Insured: BAM), 5.00% due 12/1/2025	1,000,000	1,065,477
	Allegheny County Sanitary Authority (Insured: BAM), 5.00% due 12/1/2029	2,830,000	3,018,911
	Bethlehem Area School District Authority (State Aid Withholding),
[a]	Series A, 3.586% (SOFR + 0.35%) due 1/1/2030 (put 11/1/2025)	2,990,000	2,829,030
[a]	Series C, 3.586% (SOFR + 0.35%) due 1/1/2032 (put 11/1/2025)	2,990,000	2,893,973
	City of Philadelphia (Insured: AGM) GO, 5.00% due 8/1/2025 - 8/1/2027	28,685,000	30,654,690
	City of Philadelphia (Pennsylvania Gas Works),
	Series 13, 5.00% due 8/1/2023 - 8/1/2025	9,700,000	9,908,553
	Series 14, 5.00% due 10/1/2023 - 10/1/2031	2,200,000	2,298,494
	City of Philadelphia (Pennsylvania Gas Works; Insured: AGM), Series A, 5.00% due 8/1/2030 - 8/1/2032	1,750,000	2,010,852
	City of Philadelphia Airport Revenue, Series A, 5.00% due 7/1/2030	750,000	865,013
	City of Philadelphia GO, Series A, 5.00% due 8/1/2025	10,710,000	11,254,357
	City of Philadelphia IDA, 5.00% due 5/1/2024 - 5/1/2028	2,975,000	3,186,994
	City of Philadelphia Water & Wastewater Revenue,
	5.00% due 10/1/2026	2,070,000	2,240,725
	Series B, 5.00% due 7/1/2032	2,500,000	2,629,262
	Commonwealth Financing Authority (Tobacco Master Settlement), 5.00% due 6/1/2023	930,000	932,477
	Commonwealth of Pennsylvania (Capital Facilities) GO, Series D, 5.00% due 8/15/2023 - 8/15/2025	39,450,000	40,677,215
	Commonwealth of Pennsylvania GO, 5.00% due 7/15/2030	12,930,000	14,925,901
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2023 - 11/15/2024	6,600,000	6,766,403
	Geisinger Authority (Geisinger Health System Obligated group),
[a]	Series B, 5.00% due 4/1/2043 (put 2/15/2027)	11,205,000	11,967,803
[a]	Series C, 5.00% due 4/1/2043 (put 4/1/2030)	3,475,000	3,855,082
	Lancaster County Solid Waste Management Authority (Harrisburg Resource Recovery Facility), Series A, 5.25% due 12/15/2024 (pre-refunded 12/15/2023)	4,770,000	4,850,627
	Lancaster County Solid Waste Management Authority (Harrisburg Resource Recovery Facility) ETM, Series A, 5.00% due 12/15/2023	2,680,000	2,722,331
	Luzerne County (Insured: AGM) IDA GO, 5.00% due 12/15/2023 - 12/15/2027	4,045,000	4,221,304
	Monroeville Finance Authority (UPMC Obligated Group), Series B, 5.00% due 2/15/2030 - 2/15/2031	2,500,000	2,845,117
[a,d]	Montgomery County (Constellation Energy Generation LLC) IDA, Series A, 4.10% due 4/1/2053 (put 4/3/2028)	5,000,000	5,098,130
	Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group), 5.00% due 9/1/2027 - 9/1/2033	3,475,000	3,835,377
	Pennsylvania (UPMC Obligated Group) EDFA,
	5.00% due 3/15/2026	220,000	233,664
	Series A, 5.00% due 11/15/2026	2,310,000	2,485,675
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series A-1, 5.00% due 4/15/2024 - 4/15/2030	$10,095,000	$ 11,043,868
[a]	Pennsylvania (Waste Management Obligated Group; Guaranty: Waste Management, Inc.) EDFA, 0.95% due 12/1/2033 (put 12/1/2026)	20,000,000	18,434,540
	Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System), Series A, 5.00% due 8/15/2027	1,000,000	1,104,623
	Pennsylvania Housing Finance Agency, Series 137, 5.00% due 10/1/2029	365,000	408,684
	Pennsylvania Turnpike Commission,
	Series A-1, 5.00% due 12/1/2025 - 12/1/2027	4,000,000	4,347,528
	Series B, 5.00% due 12/1/2032	500,000	586,215
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2023 - 4/1/2027	6,125,000	6,389,814
	Pittsburgh Water and Sewer Authority,
	Series A, 5.00% due 9/1/2024	7,365,000	7,410,788
	Series B, 5.00% due 9/1/2024 (pre-refunded 9/1/2023)	2,395,000	2,415,990
	Pittsburgh Water and Sewer Authority (Insured: AGM), Series B, 5.00% due 9/1/2033	1,000,000	1,207,837
	Pittsburgh Water and Sewer Authority ETM, Series B, 5.00% due 9/1/2023	2,520,000	2,540,646
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
	Series A, 5.00% due 9/15/2023 - 9/15/2024	3,380,000	3,409,160
	Series B, 5.00% due 9/15/2023	470,000	474,035
	School District of Philadelphia (State Aid Withholding) GO, Series A, 5.00% due 9/1/2023 - 9/1/2028	2,400,000	2,528,798
	School District of Philadelphia (State Aid Withholding; Insured: BAM) GO, Series F, 5.00% due 9/1/2025	500,000	525,658
	Southeastern Pennsylvania Transportation Authority, 5.00% due 6/1/2025 - 6/1/2028	5,900,000	6,372,253
	Sports & Exhibition Authority of Pittsburgh and Allegheny County (Allegheny County Hotel Room Excise Tax Revenue; Insured: AGM),
	Series A,
	4.00% due 2/1/2024	1,800,000	1,814,861
	5.00% due 2/1/2033	4,000,000	4,611,700
	State Public School Building Authority (Insured: BAM), Series A, 4.00% due 10/1/2033	2,325,000	2,374,583
	State Public School Building Authority (School District of Philadelphia; Insured: AGM) (State Aid Withholding), Series A, 5.00% due 6/1/2030	3,550,000	3,840,724
	Rhode Island — 0.3%
	Rhode Island Clean Water Finance Agency (Public Drinking Water Supply or Treatment Facilities), Series B, 5.00% due 10/1/2023	2,380,000	2,408,177
	Rhode Island Health and Educational Building Corp. (University of Rhode Island Auxiliary Enterprise), Series C, 5.00% due 9/15/2023	1,400,000	1,412,471
	Rhode Island Health and Educational Building Corp. (University of Rhode Island), Series B, 5.00% due 9/15/2025	500,000	525,602
	Rhode Island Housing and Mortgage Finance Corp, Series 76-A, 5.00% due 10/1/2029	180,000	198,520
	State of Rhode Island and Providence Plantations (Information Technology) COP, Series C, 5.00% due 11/1/2024	3,010,000	3,108,268
	State of Rhode Island and Providence Plantations (Kent County Courthouse) COP, Series A, 5.00% due 10/1/2023	1,500,000	1,515,024
	State of Rhode Island and Providence Plantations (Training School) COP, Series B, 5.00% due 10/1/2023	1,705,000	1,722,077
	South Carolina — 0.5%
	Beaufort-Jasper Water & Sewer Authority (Waterworks & Sewer System), Series B, 5.00% due 3/1/2024 - 3/1/2025	2,000,000	2,072,209
	Berkeley County School District (School Facility Equipment Acquisition), 5.00% due 12/1/2024	2,000,000	2,072,118
	City of Charleston Public Facilities Corp. (City of Charleston Project), Series A, 5.00% due 9/1/2023 - 9/1/2025	1,275,000	1,330,448
	County of Charleston (South Aviation Avenue Construction), 5.00% due 12/1/2023	2,460,000	2,496,910
[a]	Patriots Energy Group Financing Agency (Guaranty: Royal Bank of Canada), Series A, 4.00% due 10/1/2048 (put 2/1/2024)	6,755,000	6,765,383
	SCAGO Educational Facilities Corp. (School District of Pickens County), 5.00% due 12/1/2023 - 12/1/2025	3,010,000	3,098,131
	South Dakota — 0.1%
	South Dakota Building Authority, Series B, 5.00% due 6/1/2024 (pre-refunded 6/1/2023)	1,000,000	1,003,677
	South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group), 5.00% due 9/1/2028	1,500,000	1,625,345
	South Dakota Health & Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2024 - 11/1/2025	1,405,000	1,469,321
	Tennessee — 0.8%
	Health Educational and Housing Facility Board of the City of Memphis (Memphis Towers TC L.P.), 3.40% due 12/1/2023	1,750,000	1,752,076
[a]	Knox County Health Educational & Housing Facility Board (Gleason Partners L.P.), 3.95% due 12/1/2027 (put 12/1/2025)	1,500,000	1,534,464
	Shelby County Health Educational & Housing Facilities Board (Methodist Le Bonheur Obligated Group), Series A, 5.00% due 5/1/2029	1,990,000	2,141,771
[a]	Tennessee Energy Acquisition Corp. (The Tennessee Energy Acquisition Corp.; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 5/1/2052 (put 11/1/2031)	23,000,000	24,034,494
	Texas — 12.9%
	Amarillo Junior College District GO, 5.00% due 2/15/2030	2,325,000	2,686,944
	Arlington Higher Education Finance Corp (Riverwalk Education Foundation, Inc.) (Insured: PSF-GTD), 5.00% due 8/15/2029 - 8/15/2032	1,130,000	1,291,694
	Bexar County Hospital District (University Health System) GO, 5.00% due 2/15/2026	1,000,000	1,069,220
[a]	Boerne School District (Insured: PSF-GTD) ISD GO, 2.80% due 12/1/2051 (put 12/1/2023)	4,000,000	4,004,552
	City of Beaumont (Waterworks & Sewer System Improvements; Insured: AGM), Series A, 5.00% due 9/1/2023 - 9/1/2024	7,500,000	7,566,367
	City of Brownsville (Water, Wastewater & Electric Utilities Systems), Series A, 5.00% due 9/1/2023	2,380,000	2,400,301
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025	3,000,000	3,131,406
	City of Dallas (Trinity River Corridor Infrastructure) GO,
	5.00% due 2/15/2024 - 2/15/2026	20,640,000	21,055,736
	Series A, 5.00% due 2/15/2024	10,235,000	10,252,195
	City of Houston (Airport System),
34 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series B, 5.00% due 7/1/2025 - 7/1/2028	$ 9,105,000	$ 9,865,807
	Series D, 5.00% due 7/1/2027	3,355,000	3,695,814
	City of Houston (Combined Utility System),
	Series C, 5.00% due 5/15/2023 - 5/15/2024	11,695,000	11,889,922
	Series D, 5.00% due 11/15/2023 - 11/15/2024	10,000,000	10,254,230
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2025 - 3/1/2028	42,700,000	45,256,122
	City of Houston GO, Series A, 5.00% due 3/1/2031	2,635,000	2,986,090
	City of Irving GO, Series A, 5.00% due 9/15/2029	1,000,000	1,109,845
	City of Laredo (Sports Venues; Insured: AGM) ETM, 5.00% due 3/15/2024	300,000	305,309
	City of Lubbock (Waterworks System) GO, 5.00% due 2/15/2024 - 2/15/2025	22,360,000	23,100,200
	City of Lubbock GO, Series A, 5.00% due 2/15/2026 - 2/15/2027	1,500,000	1,622,455
	City of Mansfield GO, Series A, 5.00% due 2/15/2031 - 2/15/2033	1,500,000	1,772,303
	City of McAllen (International Toll Bridge System; Insured: AGM), Series A, 5.00% due 3/1/2024 - 3/1/2027	3,015,000	3,133,710
	City of San Antonio (Public Facilities Corp.), 5.00% due 9/15/2027 - 9/15/2032	4,155,000	4,760,884
	City of San Antonio (San Antonio Water System), Series A, 5.00% due 5/15/2023	425,000	426,125
	City of San Antonio Electric & Gas Systems Revenue,
	5.25% due 2/1/2025	1,000,000	1,047,073
[a]	Series A, 1.75% due 2/1/2033 (put 12/1/2024)	6,995,000	6,887,494
	City of San Antonio Electric & Gas Systems Revenue (CPS Energy), 5.25% due 2/1/2024	7,000,000	7,147,952
	Clifton Higher Education Finance Corp. (Idea Public Schools), 5.00% due 8/15/2023	295,000	296,597
	Clifton Higher Education Finance Corp. (Idea Public Schools; Insured: PSF-GTD),
	4.00% due 8/15/2028	2,000,000	2,102,748
	Series T, 5.00% due 8/15/2026 - 8/15/2030	835,000	929,942
	Cotulla ISD (Insured PSF-GTD) GO, 5.00% due 2/15/2032	1,115,000	1,321,779
	Cotulla ISD (Insured: PSF-GTD) GO, 5.00% due 2/15/2029 - 2/15/2033	3,910,000	4,583,941
	County of Bexar GO, 4.00% due 6/15/2033	2,750,000	2,850,045
	County of Harris (Tax Road) GO, Series A, 5.00% due 10/1/2026 - 10/1/2028	7,885,000	8,742,615
	County of Harris (Texas Permanent Improvement) GO, Series A, 5.00% due 10/1/2026 - 10/1/2027	9,815,000	10,869,998
	County of Hays GO, 5.00% due 2/15/2024 - 2/15/2025	1,800,000	1,848,479
	County of La Salle (Insured: AGM) GO, 5.00% due 3/1/2024 - 3/1/2028	17,100,000	18,205,908
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2024 - 2/15/2025	3,870,000	4,001,032
	Dallas Fort Worth International Airport, Series A, 5.00% due 11/1/2027	1,000,000	1,111,668
[a]	Denton (Insured: PSF-GTD) ISD GO, Series B, 2.00% due 8/1/2044 (pre-refunded 8/1/2024)	340,000	337,343
[a]	El Paso Housing Finance Corp. (Columbia Housing Partners L.P.), 4.50% due 3/1/2026 (put 3/1/2025)	2,000,000	2,056,108
[a]	Fort Bend (Insured: PSF-GTD) ISD GO, Series B, 3.00% due 8/1/2052 (put 8/1/2023)	7,000,000	7,008,330
	Gulf Coast Waste Disposal Authority (Bayport Area Wastewater Treatment System; Insured: AGM), 5.00% due 10/1/2023 - 10/1/2025	1,850,000	1,929,455
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group),
	Series A, 5.00% due 12/1/2023 - 12/1/2025	6,245,000	6,488,339
[a]	Series B, 5.00% due 6/1/2050 (put 12/1/2028)	2,250,000	2,530,575
[a]	Series C-3, 5.00% due 6/1/2032 (put 12/1/2026)	1,300,000	1,418,794
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2023 - 11/15/2027	4,800,000	5,113,691
[a]	Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group), Series B, 5.00% due 10/1/2051 (put 10/1/2031)	2,125,000	2,534,139
	Harris County-Houston Sports Authority (Insured: AGM), Series A, 5.00% due 11/15/2023 - 11/15/2024	17,905,000	18,268,867
	Houston (Insured: PSF-GTD) ISD GO,
[a]	Series B, 3.00% due 6/1/2036 (put 6/1/2024)	1,500,000	1,507,274
[a]	Series C, 4.00% due 6/1/2039 (put 6/1/2025)	3,000,000	3,094,047
[a]	Houston Housing Finance Corp (Sunset Gardens Preservation LP), 4.00% due 10/1/2025 (put 10/1/2024)	6,000,000	6,101,508
	Laredo Community College District (School Facilities Improvements) GO, 5.00% due 8/1/2023 - 8/1/2024	1,325,000	1,352,175
	Lower Colorado River Authority,
	5.00% due 5/15/2024	725,000	743,991
	Series D, 5.00% due 5/15/2026 - 5/15/2027	2,200,000	2,304,974
	Lower Colorado River Authority (LCRA Transmission Services Corp.),
	5.00% due 5/15/2032	575,000	677,169
	Series A,
	5.00% due 5/15/2031 - 5/15/2032	900,000	1,064,173
	5.25% due 5/15/2033	350,000	422,026
	Lubbock Electric Light & Power System Revenue, 5.00% due 4/15/2032	1,000,000	1,135,504
	Metropolitan Transit Authority of Harris County,
	5.00% due 11/1/2023 - 11/1/2028	16,400,000	17,741,772
	Series D, 5.00% due 11/1/2023 - 11/1/2027	5,605,000	5,928,292
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 35

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	North East (Insured: PSF-GTD) ISD GO,
[a]	2.20% due 8/1/2049 (put 8/1/2024)	$ 3,000,000	$ 2,987,304
[a]	Series C, 2.05% due 8/1/2046 (put 8/1/2023)	4,200,000	4,185,770
	Prosper (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2033	1,000,000	1,201,544
	Round Rock (Educational Facilities Improvements) ISD GO, 5.00% due 8/1/2027	1,100,000	1,218,845
	Round Rock (Educational Facilities Improvements; Insured: PSF-GTD) ISD GO,
	5.00% due 8/1/2026	1,575,000	1,667,059
	5.00% due 8/1/2028 - 8/1/2029 (pre-refunded 8/1/2025)	5,820,000	6,152,701
	San Antonio (Insured: PSF-GTD) ISD GO, 5.00% due 8/15/2033	2,080,000	2,526,160
[a]	San Antonio Housing Trust Finance Corp. (Arbors at West Avenue L.P.), 1.45% due 3/1/2026 (put 3/1/2025)	3,500,000	3,411,971
[a]	San Antonio Housing Trust Public Facility Corp. (PV Country Club Village LP), 4.00% due 8/1/2026 (put 8/1/2025)	3,000,000	3,097,239
	Stephen F Austin State University, 5.00% due 10/15/2024	1,445,000	1,492,095
	Tarrant County College District GO, 5.00% due 8/15/2032	2,500,000	3,047,782
	Tarrant County Cultural Education Facilities Finance Corp. (Christus Health Obligated Group),
[a]	Series A, 5.00% due 7/1/2053 (put 7/1/2032)	2,520,000	2,887,192
	Series B, 5.00% due 7/1/2032	1,975,000	2,172,571
	Tarrant County Hospital District GO, 5.00% due 8/15/2025 - 8/15/2027	2,880,000	3,129,867
	Tarrant Regional Water District, Series A, 5.00% due 3/1/2027	2,000,000	2,135,812
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.), 5.00% due 12/15/2023 - 12/15/2032	51,400,000	53,836,913
	Texas State Technical College (Insured: AGM),
	Series A,
	5.00% due 8/1/2031 - 8/1/2032	4,250,000	4,976,863
	5.25% due 8/1/2033	2,300,000	2,746,784
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2023 - 8/15/2024	1,730,000	1,755,285
	Texas Transportation Commission State Highway Fund, Series A, 5.00% due 4/1/2024	1,650,000	1,691,745
	Texas Woman’s University, Series A, 5.00% due 7/1/2031 - 7/1/2033	4,275,000	5,033,542
	Walnut Creek Special Utility District (Water System Improvements; Insured: BAM), 5.00% due 1/10/2024	750,000	762,630
	Utah — 0.1%
	Utah Telecommunication Open Infrastructure Agency,
	5.00% due 6/1/2031	600,000	696,131
	5.25% due 6/1/2033	500,000	594,769
	Utah Transit Authority (Integrated Mass Transit System), Series A, 5.00% due 6/15/2023 - 6/15/2025	2,835,000	2,925,251
	Virginia — 1.2%
	County of Fairfax (State Aid Withholding) GO, Series A, 4.50% due 10/1/2027	4,975,000	5,454,451
[a]	Halifax County IDA, Series A, 1.65% due 12/1/2041 (put 5/31/2024)	3,000,000	2,924,310
[a]	Roanoke (Carilion Clinic Obligated Group) EDA, 5.00% due 7/1/2053 (put 7/1/2030)	12,960,000	14,698,947
	Virginia Commonwealth Transportation Board, 5.00% due 9/15/2028	3,945,000	4,380,445
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2027 - 1/1/2033	5,685,000	6,036,279
[a]	Wise County (Virginia Electric and Power Co.) IDA, Series A, 1.20% due 11/1/2040 (put 5/31/2024)	6,655,000	6,440,703
	Washington — 1.7%
	Clark County Public Utility District No. 1, 5.00% due 1/1/2028	500,000	559,594
	Energy Northwest (Nine Canyon Wind Project Phase I-III), 5.00% due 7/1/2023 - 7/1/2025	1,850,000	1,898,200
	Marysville School District No. 25 (Snohomish County Educational Facilities) (State Aid Withholding) GO, 5.00% due 12/1/2023	1,700,000	1,706,066
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) ETM, Series A, 5.00% due 12/1/2023	750,000	760,967
	State of Washington (Capital Projects) GO, Series R-G, 5.00% due 7/1/2025	10,475,000	10,920,083
	State of Washington (State and Local Agency Real and Personal Property Projects) COP, Series A, 5.00% due 7/1/2024 - 7/1/2027	17,775,000	19,003,177
	State of Washington (Various Purposes) GO, Series C, 5.00% due 2/1/2029	8,515,000	9,759,655
	State of Washington GO,
	Series 2021A, 5.00% due 6/1/2025 - 6/1/2030	4,900,000	5,447,912
	Series C, 5.00% due 2/1/2032	1,200,000	1,256,447
	Series R, 5.00% due 7/1/2032	4,000,000	4,179,668
	Washington Health Care Facilities Authority (Providence St Joseph Health Obligated Group), Series B, 5.00% due 10/1/2031	2,500,000	2,713,875
	Wisconsin — 2.2%
	City of Milwaukee (Insured: AGM) GO, Series N3, 5.00% due 4/1/2031 - 4/1/2032	6,550,000	7,540,478
	County of Waushara GO, Series A, 4.50% due 6/1/2027	4,000,000	4,159,948
[a]	Public Finance Authority (Duke Energy Progress LLC), Series A-1, 3.30% due 10/1/2046 (put 10/1/2026)	11,500,000	11,798,816
	Public Finance Authority (Moses H Cone Memorial Hospital Obligated Group), Series A, 5.00% due 10/1/2033	8,000,000	9,520,576
	Public Finance Authority (National Senior Communities Obligated Group), 4.00% due 1/1/2024 - 1/1/2032	6,645,000	6,609,114
[a]	Public Finance Authority (Providence St. Joseph Health Obligated Group), Series C, 4.00% due 10/1/2041 (put 10/1/2030)	4,000,000	4,180,436
	Pulaski Community School District, 4.00% due 7/12/2023	8,500,000	8,502,453
[a]	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group), Series B-4, 5.00% due 8/15/2054 (put 1/29/2025)	12,415,000	12,920,328
	Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance System), Series A, 5.00% due 11/15/2026	2,000,000	2,144,892
36 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Wisconsin Health & Educational Facilities Authority (Marquette University), 5.00% due 10/1/2023	$ 235,000	$ 237,426
	Wisconsin Housing (Collateralized: FNMA) EDA,
	Series C,
	1.65% due 9/1/2026	1,615,000	1,543,108
	1.95% due 3/1/2029	1,695,000	1,583,015
	Wisconsin Housing EDA,
	Series B,
[a]	0.40% due 5/1/2045 (put 11/1/2023)	950,000	936,112
[a]	0.50% due 11/1/2050 (put 11/1/2024)	1,500,000	1,433,949
	WPPI Energy, Series A, 5.00% due 7/1/2024 - 7/1/2028	1,325,000	1,407,530
	Total Long-Term Municipal Bonds — 94.2% (Cost $3,230,882,014)		3,259,632,013
	Short-Term Municipal Bonds — 4.1%
	California — 0.3%
[a,b]	Deutsche Bank Spears/Lifers Trust (LOC Deutsche Bank A.G.), Series DBE-8087 4.42% due 10/1/2058 (put 4/10/2023)	9,480,000	9,480,000
	Florida — 0.7%
	City of Gainesville Utilities System Revenue (SPA Barclays Bank plc),
[a]	Series B, 3.70% due 10/1/2042 (put 4/3/2023)	6,500,000	6,500,000
[a]	Series C-REMK 05/20/20 3.70% due 10/1/2026 (put 4/3/2023)	2,090,000	2,090,000
[a]	JEA Water & Sewer System Revenue (SPA U.S. Bank N.A.), Series A-1 3.80% due 10/1/2038 (put 4/3/2023)	8,590,000	8,590,000
[a,b]	JPMorgan Chase Putters/Drivers Trust (LOC JP Morgan Chase Bank N.A.), Series 5032, 3.75% due 12/15/2034 (put 4/3/2023)	8,335,000	8,335,000
	Idaho — 0.0%
[a]	Idaho (St. Luke’s Health System Ltd. Obligated Group; LOC U.S. Bank N.A.) HFA, Series C, 3.80% due 3/1/2048 (put 4/3/2023)	625,000	625,000
	Illinois — 0.1%
[a]	Phoenix Realty Special Account-U LP (LOC Northern Trust Company), 4.29% due 4/1/2025 (put 4/10/2023)	1,575,000	1,575,000
	Indiana — 0.2%
[a]	Indiana Municipal Power Agency (LOC U.S. Bank N.A.), Series B, 3.80% due 1/1/2042 (put 4/3/2023)	5,300,000	5,300,000
	Louisiana — 1.1%
[a]	Parish of St James Los Angeles (Nucor Steel Louisiana, LLC; Guaranty: Nucor Corp.), Series B-1, 4.40% due 11/1/2040 (put 4/10/2023)	37,545,000	37,545,000
	Missouri — 0.0%
[a]	Health & Educational Facilities Authority of the State of Missouri (St. Louis University; LOC Barclays Bank plc), Series B-1, 3.70% due 10/1/2035 (put 4/3/2023)	630,000	630,000
	New York — 0.8%
[a]	City of New York (LOC Mizuho Bank Ltd.) GO, Series G6, 3.66% due 4/1/2042 (put 4/3/2023)	1,600,000	1,600,000
[a]	New York City Municipal Water Finance Authority (New York City Water & Sewer System; SPA State Street B&T Co.), 3.75% due 6/15/2043 (put 4/3/2023)	7,265,000	7,265,000
[a]	New York State Housing Finance Agency (LOC Landesbank Hessen-Thuringen), Series A, 3.66% due 11/1/2046 (put 4/3/2023)	20,000,000	20,000,000
	Ohio — 0.2%
[a]	Ohio Higher Educational Facility Commission (Cleveland Clinic Health System Obligated Group; SPA U.S. Bank N.A.), Series B3, 3.80% due 1/1/2039 (put 4/3/2023)	4,800,000	4,800,000
	Oregon — 0.0%
[a]	Oregon State Facilities Authority (Peacehealth Obligated Group; LOC U.S. Bank N.A.), Series A, 3.80% due 8/1/2034 (put 4/3/2023)	1,300,000	1,300,000
	Texas — 0.3%
[a]	Port of Port Arthur Navigation District (Motiva Enterprises, LLC), 4.40% due 4/1/2040 (put 4/3/2023)	10,900,000	10,900,000
	Virginia — 0.1%
[a]	Virginia College Building Authority (University Of Richmond; SPA U.S. Bank N.A.), 3.80% due 11/1/2036 (put 4/3/2023)	3,500,000	3,500,000
	Wisconsin — 0.3%
[a,b]	Deutsche Bank Spears/Lifers Trust (Guaranty: Deutsche Bank A.G.), Series DBE-8094, 4.42% due 4/1/2049 (put 4/10/2023)	10,000,000	10,000,000
	Total Short-Term Municipal Bonds — 4.1% (Cost $140,035,000)		140,035,000
	Total Investments — 98.3% (Cost $3,370,917,014)		$3,399,667,013
	Other Assets Less Liabilities — 1.7%		59,452,259
	Net Assets — 100.0%		$3,459,119,272

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2023.
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 37

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $36,168,355, representing 1.05% of the Fund’s net assets.
c	Segregated as collateral for a when-issued security.
d	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
CDC	Community Development Commission
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HDA	Housing Development Authority
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
ISD	Independent School District
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SOFR	Secured Overnight Financing Rate
SPA	Stand-by Purchase Agreement
USD	Unified School District
38 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg California Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 93.8%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2024	$2,500,000	$ 2,541,200
	Apple Valley Public Financing Authority (Insured: BAM), Series A, 4.00% due 6/1/2028	460,000	492,568
	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge),
[a]	Series A, 2.95% due 4/1/2047 (put 4/1/2026)	4,600,000	4,665,628
[a]	Series E, 4.38% (MUNIPSA + 0.41%) due 4/1/2056 (put 4/1/2028)	3,500,000	3,458,668
[a]	Series G, 2.00% due 4/1/2053 (put 4/1/2024)	1,500,000	1,493,080
	Brentwood Infrastructure Financing Authority (Residential Single Family Development; Insured: AGM), Series A, 5.00% due 9/2/2023	2,685,000	2,706,491
	California (Children’s Hospital Los Angeles Obligated Group) HFFA, Series A, 5.00% due 8/15/2030	2,640,000	2,831,286
	California (Kaiser Permanente) HFFA, Series A-1, 5.00% due 11/1/2027	3,000,000	3,348,123
[a]	California (Providence St. Joseph Health Obligated Group) HFFA, Series B, 5.00% due 10/1/2039 (put 10/1/2027)	300,000	324,445
	California (St. Joseph Health System) HFFA, Series A, 5.00% due 7/1/2024	1,000,000	1,003,785
	California (Stanford Health Care Obligated Group) HFFA,
	Series A,
[a]	3.00% due 8/15/2054 (put 8/15/2025)	3,000,000	2,991,222
	5.00% due 11/15/2030	1,500,000	1,682,737
[a]	California Community Choice Financing Authority (Guaranty: Deutsche A.G.) (Green Bond), Series C, 5.25% due 1/1/2054 (put 10/1/2031)	3,000,000	3,066,714
	California Community Choice Financing Authority (Guaranty: Goldman Sachs Group, Inc.) (Green Bond),
[a]	Series A, 4.00% due 10/1/2052 (put 12/1/2027)	2,440,000	2,458,964
[a]	Series A-1, 5.00% due 12/1/2053 (put 8/1/2029)	500,000	522,814
	California Community Choice Financing Authority (Guaranty: Morgan Stanley Group) (Green Bond),
[a]	Series A-1, 4.00% due 5/1/2053 (put 8/1/2028)	5,000,000	4,986,050
	Series B-1,
[a]	4.00% due 2/1/2052 (put 8/1/2031)	4,500,000	4,442,013
[a]	5.00% due 7/1/2053 (put 8/1/2029)	2,000,000	2,097,236
[a,b]	California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) AMT, Series A, 3.65% due 1/1/2050 (put 1/31/2024)	1,000,000	1,000,046
[a]	California Infrastructure & Economic Development Bank (J Paul Getty Trust), Series B-2, 3.00% due 10/1/2047 (put 10/1/2026)	4,065,000	4,117,634
	California Infrastructure & Economic Development Bank (The Scripps Research Institute), Series A, 5.00% due 7/1/2026 - 7/1/2027	450,000	486,888
	California Municipal Finance Authority (Biola University Residential Hall and Parking Structure) ETM, 5.00% due 10/1/2023	125,000	126,508
	California Municipal Finance Authority (Biola University), 5.00% due 10/1/2023 - 10/1/2027	2,240,000	2,317,470
	California Municipal Finance Authority (Biola University, Inc.), 5.00% due 10/1/2030	1,000,000	1,064,934
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM), 5.00% due 5/15/2028	5,005,000	5,453,468
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM) (Green Bond),
	4.00% due 5/15/2032	600,000	653,149
	5.00% due 5/15/2024 - 5/15/2028	1,150,000	1,238,505
	California Municipal Finance Authority (Congregational Homes, Inc. Obligated Group),
	2.75% due 11/15/2027	520,000	473,201
	Series B-2, 2.125% due 11/15/2026	615,000	570,090
	California Municipal Finance Authority (Palomar Health Obligated Group; Insured: AGM) COP, Series A, 5.00% due 11/1/2027 - 11/1/2032	500,000	555,965
[a]	California Municipal Finance Authority (Republic Services, Inc.) AMT, Series B, 3.60% due 7/1/2051 (put 7/17/2023)	3,250,000	3,227,169
[a]	California Municipal Finance Authority (Waste Management of California, Inc.; Guaranty: Waste Management Holdings) AMT, 3.95% due 10/1/2045 (put 6/1/2023)	2,000,000	1,999,212
[a]	California Municipal Finance Authority (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A, 4.125% due 10/1/2041 (put 10/1/2025)	750,000	757,762
	California Pollution Control Financing Authority (Guaranty: Waste Management, Inc.) AMT, Series A1, 3.375% due 7/1/2025	2,000,000	1,995,512
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc.) AMT, Series A, 3.50% due 8/1/2023 (put 5/1/2023)	3,000,000	3,000,000
[a]	California Pollution Control Financing Authority (Waste Management, Inc.) AMT, Series A, 2.50% due 7/1/2031 (put 5/1/2024)	1,125,000	1,109,185
	California State Public Works Board (Correctional and Rehabilitation Facilities), Series A, 5.00% due 9/1/2023 - 9/1/2024	7,180,000	7,339,387
	California State Public Works Board (Judicial Council Projects), Series A, 5.00% due 3/1/2024	1,000,000	1,001,811
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2023 - 11/1/2024	7,000,000	7,098,258
	California Statewide Communities Development Authority (CHF-Irvine LLC),
	5.00% due 5/15/2024 - 5/15/2027	2,000,000	2,033,867
	Series A, 5.00% due 5/15/2027	500,000	523,443
	California Statewide Communities Development Authority (CHF-Irvine LLC; Insured: BAM), 5.00% due 5/15/2032	2,420,000	2,810,143
	California Statewide Communities Development Authority (Cottage Health System), 5.00% due 11/1/2025 (pre-refunded 11/1/2024)	135,000	140,251
	California Statewide Communities Development Authority (Cottage Health System) ETM, 5.00% due 11/1/2023 - 11/1/2024	350,000	359,333
[a]	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series 2004-M-R, 5.00% due 4/1/2038 (put 11/1/2029)	2,800,000	3,241,795
	California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group), 5.00% due 1/1/2024 - 1/1/2031	835,000	867,780
[a]	California Statewide Communities Development Authority (Southern California Edison Co.), Series D, 2.625% due 11/1/2033 (put 12/1/2023)	4,895,000	4,890,776
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	2,145,000	1,926,695
	Chino Basin Regional Financing Authority, Series B, 4.00% due 11/1/2025	370,000	384,594
	Chino Basin Regional Financing Authority (Subordinate-Inland Empire), Series A, 5.00% due 6/1/2028	425,000	480,688
	City of Antioch Public Financing Authority (Municipal Facilities Project), 5.00% due 5/1/2024	900,000	924,251
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 39

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	City of Chula Vista (Police Facility Project) COP, 5.00% due 10/1/2024	$1,700,000	$ 1,764,059
	City of Chula Vista Financing Authority (Infrastructure, Facilities and Equipment), 5.00% due 5/1/2026 - 5/1/2027	3,500,000	3,811,284
	City of Chula Vista Redevelopment Successor Agency (Insured: AGM), 5.00% due 10/1/2032	1,070,000	1,157,736
	City of Colton Redevelopment Successor Agency (Multiple Redevelopment Project Areas; Insured: BAM), 5.00% due 8/1/2023 - 8/1/2025	1,875,000	1,930,070
	City of Los Angeles, 4.00% due 6/29/2023	5,000,000	5,015,045
	City of Los Angeles Department of Airports AMT,
	Series B, 5.00% due 5/15/2030 - 5/15/2032	4,600,000	5,014,993
	Series C, 5.00% due 5/15/2031	400,000	430,783
	Series D, 5.00% due 5/15/2029	4,000,000	4,473,800
	City of Manteca (Water Supply System), 5.00% due 7/1/2023	650,000	651,162
	City of Menlo Park Community Development Successor Agency (Las Pulgas Community Development Project; Insured: AGM), 5.00% due 10/1/2025	600,000	633,813
	City of Palmdale Community Redevelopment Successor Agency (Merged Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	1,000,000	1,070,356
	City of Rialto Redevelopment Agency (Merged Project Area; Insured: BAM), Series A, 5.00% due 9/1/2023 - 9/1/2024	1,050,000	1,070,061
	City of San Diego Redevelopment Successor Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2026	1,500,000	1,590,640
	City of San Jose Financing Authority (Civic Center Project), Series A, 5.00% due 6/1/2024 (pre-refunded 6/1/2023)	750,000	752,693
	City of San Jose Financing Authority (Civic Center Project) ETM, Series A, 5.00% due 6/1/2023	1,000,000	1,003,251
	City of San Mateo (San Mateo Community Facilities District No 2008-1; Insured: BAM), 5.00% due 9/1/2027 - 9/1/2032	3,915,000	4,388,240
	City of Santee CDC Successor Agency (Redevelopment and Low and Moderate Income Housing; Insured: BAM), Series A, 5.00% due 8/1/2025	550,000	578,255
	City of Stockton Redevelopment Successor Agency (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM), Series A, 5.00% due 9/1/2026 - 9/1/2027	2,000,000	2,162,387
	City of Victorville Electric Revenue, Series A, 5.00% due 5/1/2028 - 5/1/2032	1,090,000	1,253,458
	Commerce CDC Successor Agency (Multiple Redevelopment Project Areas; Insured: AGM), Series A, 5.00% due 8/1/2027 - 8/1/2030	3,315,000	3,572,474
	County of Riverside,
	5.00% due 6/30/2023	4,000,000	4,021,356
	Series A, 3.70% due 10/19/2023	1,000,000	1,005,376
	County of Sacramento CA Airport System Revenue AMT, Series C, 5.00% due 7/1/2027	1,925,000	2,085,776
	County of San Joaquin CA (Insured: AGM) COP, 5.00% due 11/15/2027	300,000	329,738
	Desert Hot Springs Public Financing Authority (Desert Hot Springs), Series A, 4.00% due 3/1/2032	235,000	256,629
	Dinuba (CAP APPREC; Insured: AGM) USD GO, Zero Coupon due 8/1/2030	460,000	362,649
	Downey Public Financing Authority (Public Capital Improvements), 5.00% due 12/1/2025 - 12/1/2027	1,445,000	1,581,364
	Elk Grove Finance Authority (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1), 5.00% due 9/1/2025	750,000	782,087
	Emeryville Redevelopment Successor Agency (Emeryville and Shellmound Park Projects; Insured: AGM), Series A, 5.00% due 9/1/2023 - 9/1/2024	6,320,000	6,462,198
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2027	1,230,000	1,301,988
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2023 - 7/1/2027	2,085,000	2,136,443
	Hacienda La Puente (Educational Facilities; Insured: AGM) USD COP, Series C, 5.00% due 6/1/2024 - 6/1/2025	2,180,000	2,261,410
	Indian Wells Redevelopment Agency Successor Agency (Insured: Natl-Re), Series A, 5.00% due 9/1/2029	500,000	542,727
	Indio Finance Authority (Insured: BAM), Series A, 5.00% due 11/1/2028 - 11/1/2032	1,815,000	2,090,748
	La Quinta Redevelopment Successor Agency (Redevelopment Project Areas No. 1 and 2) ETM, Series A, 5.00% due 9/1/2023	1,500,000	1,512,270
	Lammersville Joint USD (Insured: BAM), 5.00% due 9/1/2028 - 9/1/2032	4,055,000	4,759,558
	Lodi Public Financing Authority (Lodi Electric System Revenue; Insured: AGM), 5.00% due 9/1/2031	1,405,000	1,600,894
	Long Beach Bond Finance Authority (Guaranty: Merrill Lynch & Co), Series A, 5.00% due 11/15/2024	5,000,000	5,085,420
	Long Beach Community College District (Insured: Natl-Re) GO, Series D, Zero Coupon due 5/1/2023	1,000,000	998,096
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series B, 5.00% due 7/1/2023	3,000,000	3,017,571
	Series D, 5.00% due 7/1/2024	3,000,000	3,093,291
[a]	Los Angeles County Development Authority (VA Building 402 L.P.), Series F, 3.375% due 1/1/2046 (put 7/1/2026)	3,250,000	3,289,663
	Los Angeles County Redevelopment Refunding Authority Successor Agency (Bunker Hill Project), Series C, 5.00% due 6/1/2023 - 6/1/2024	1,500,000	1,517,549
	Los Angeles County Sanitation Districts Financing Authority (Green Bond), Series A, 5.00% due 10/1/2032	625,000	777,947
	Los Angeles Department of Water & Power Water System Revenue, Series A, 5.00% due 7/1/2027	1,565,000	1,748,816
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	4,600,000	4,742,899
	Lynwood (Insured: AGM) USD GO, 5.00% due 8/1/2023	1,000,000	1,007,409
	Manteca Community Facilities District No. 1989-2 (Educational Facilities; Insured: AGM) USD, Series F, 5.00% due 9/1/2023	500,000	503,977
	Milpitas Redevelopment Successor Agency (Redevelopment Project Area No. 1), 5.00% due 9/1/2025	2,300,000	2,437,328
	Moreno Valley Public Financing Authority (Public Improvements), 5.00% due 11/1/2024	1,455,000	1,512,951
	Murrieta Valley Public Financing Authority (Educational Facilities; Insured: BAM) USD GO, 5.00% due 9/1/2023	1,080,000	1,089,010
[a]	Northern California Energy Authority (Commodity Supply Revenue; Guaranty: Goldman Sachs Group, Inc.), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	7,000,000	7,034,510
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2023 - 8/1/2025	2,000,000	2,069,811
	Peralta Community College District GO,
	5.00% due 8/1/2031 - 8/1/2033	2,065,000	2,522,161
	Series A, 5.00% due 8/1/2025	585,000	619,129
	Pittsburg Redevelopment Successor Agency (Insured: AGM), Series A, 5.00% due 9/1/2024	2,200,000	2,268,266
	Pomona Public Financing Authority (Facilities Improvements; Insured: AGM), Series BC, 4.00% due 6/1/2024 - 6/1/2026	725,000	741,878
	Poway Redevelopment Successor Agency (Paguay Redevelopment Project), Series A, 5.00% due 6/15/2025	4,665,000	4,898,824
40 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	Rancho Cucamonga Redevelopment Project Successor Agency (Rancho Redevelopment Project Area; Insured: AGM), 5.00% due 9/1/2023 - 9/1/2024	$3,000,000	$ 3,069,871
	Richmond County Redevelopment Successor Agency (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM), Series A, 5.00% due 9/1/2023 - 9/1/2024	850,000	867,315
	Riverside County Public Financing Authority (Capital Facilities Project) ETM, 5.00% due 11/1/2025	1,000,000	1,061,698
	Riverside County Redevelopment Successor Agency (Insured: BAM), Series B, 5.00% due 10/1/2030	750,000	793,154
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2024 - 9/1/2025	1,030,000	1,066,168
	Riverside Redevelopment Successor Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2023 - 9/1/2024	2,985,000	3,044,232
	Rosemead CDC Successor Agency (Rosemead Merged Project Area; Insured: BAM), 5.00% due 10/1/2023 - 10/1/2026	2,220,000	2,327,018
	Sacramento City Schools Joint Power Financing Authority (Sacramento City USD Educational Facility Sublease; Insured: BAM), Series A, 5.00% due 3/1/2024 - 3/1/2025	2,940,000	2,995,772
	Sacramento County Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District),
	5.00% due 12/1/2032	575,000	711,429
	Series A, 5.00% due 12/1/2031	1,250,000	1,523,111
	Salinas Valley Solid Waste Authority (Insured: AGM) AMT ETM, Series A, 5.00% due 8/1/2023	1,530,000	1,539,313
	San Diego (Educational System Capital Projects) USD GO, Series R-3, 5.00% due 7/1/2023 - 7/1/2024	8,000,000	8,087,780
	San Diego County Regional Airport Authority, Series A, 5.00% due 7/1/2030 - 7/1/2033	830,000	962,632
	San Diego County Regional Airport Authority AMT, Series C, 5.00% due 7/1/2031 - 7/1/2033	2,560,000	2,892,420
	San Francisco City & County Airport Comm-San Francisco International Airport AMT, Series A, 5.00% due 5/1/2032	3,000,000	3,452,169
	San Francisco City & County Airports Commission (San Francisco International Airport), Series A, 5.00% due 5/1/2026	5,000,000	5,365,295
	San Francisco City & County Airports Commission (San Francisco International Airport) AMT, Series H, 5.00% due 5/1/2028	500,000	547,321
	San Mateo County Joint Powers Financing Authority (Maple Street Correctional Center), 5.00% due 6/15/2023	585,000	587,566
	Santa Clara County Financing Authority (Multiple Facilities Projects), Series P, 5.00% due 5/15/2025	6,755,000	7,123,168
	Santa Margarita Water District (Talega Community Facilities), Series A, 5.00% due 9/1/2026 - 9/1/2027	1,050,000	1,131,709
	Semitropic Water Storage Improvement District (Irrigation Water System; Insured: AGM), Series A, 5.00% due 12/1/2023 - 12/1/2027	2,840,000	3,013,570
	Stockton Public Financing Authority (Stockton Water Revenue; Green Bond; Insured: BAM), Series A, 5.00% due 10/1/2023 - 10/1/2027	2,630,000	2,813,651
	Temecula Valley Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2023 - 9/1/2025	900,000	923,922
	Temecula Valley Financing Authority (Insured: BAM) USD, 5.00% due 9/1/2027	2,220,000	2,312,965
	Trustees of the California State University (Educational Facilities Improvements), Series A, 5.00% due 11/1/2026	1,000,000	1,079,627
	Tulare Public Financing Authority (Insured: BAM), 5.00% due 4/1/2023 - 4/1/2028	1,410,000	1,486,504
[a]	University of California, Series AK, 5.00% due 5/15/2048 (put 5/15/2023)	1,250,000	1,252,816
	Vallejo City (Insured: BAM) USD GO, 5.00% due 8/1/2032	460,000	545,492
	Ventura County Public Financing Authority (Office Building Purchase and Improvements), Series B, 5.00% due 11/1/2023 - 11/1/2024	1,560,000	1,582,380
	Vista Redevelopment Successor Agency (Vista Redevelopment Project; Insured: AGM), Series B1, 5.00% due 9/1/2023	400,000	403,440
	West Contra Costa (Insured: Natl-Re) USD GO, Series D, Zero Coupon due 8/1/2028	160,000	137,284
	TOTAL LONG-TERM MUNICIPAL BONDS — 93.8% (Cost $298,965,164)		$300,377,863
	SHORT-TERM MUNICIPAL BONDS — 3.6%
[a]	California Public Finance Authority (Sharp Healthcare Obligated Group; LOC Barclays Bank plc), Series C, 3.45% due 8/1/2052 (put 4/3/2023)	600,000	600,000
	Regents of the University of California Medical Center Pooled Revenue,
[a]	Series B-1, 3.55% due 5/15/2032 (put 4/3/2023)	2,055,000	2,055,000
[a]	Series B2, 3.55% due 5/15/2032 (put 4/3/2023)	2,900,000	2,900,000
[a]	Series K, 3.55% due 5/15/2047 (put 4/3/2023)	5,950,000	5,950,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 3.6% (Cost $11,505,000)		$ 11,505,000
	Total Investments — 97.4% (Cost $310,470,164)		$311,882,863
	Other Assets Less Liabilities — 2.6%		8,355,668
	Net Assets — 100.0%		$320,238,531

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2023.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $4,000,046, representing 1.25% of the Fund’s net assets.
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 41

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2023 (Unaudited)
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
CDC	Community Development Commission
COP	Certificates of Participation
ETM	Escrowed to Maturity
GO	General Obligation
HFFA	Health Facilities Financing Authority
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
USD	Unified School District
VA	Veterans Affairs
42 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2023 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 93.7%
	Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2023	$ 40,000	$ 40,226
	Albuquerque Bernalillo County Water Utility Authority (2005 NMFA Loan and Joint Water and Sewer System Improvements), Series A, 5.00% due 7/1/2026	2,000,000	2,060,362
	Albuquerque Bernalillo County Water Utility Authority (2007 NMFA Loan and Joint Water and Sewer System Improvements), 5.00% due 7/1/2031 - 7/1/2032	1,500,000	1,585,507
	Albuquerque Municipal School District No. 12 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding) GO,
	5.00% due 8/1/2034	1,260,000	1,414,298
	Series 2017, 5.00% due 8/1/2031	1,000,000	1,080,083
	Series A, 4.00% due 8/1/2029	1,300,000	1,305,026
	Albuquerque Municipal School District No. 12 (State Aid Withholding) GO,
	Series A,
	4.00% due 8/1/2031	300,000	324,012
	5.00% due 8/1/2035	500,000	575,479
	Bernalillo County (Government Services) GRT,
	5.25% due 4/1/2027	260,000	277,555
	Series B, 5.70% due 4/1/2027	2,555,000	2,781,659
	Bernalillo County (Government Services; Insured: AMBAC) GRT, 5.25% due 10/1/2023 - 10/1/2025	5,125,000	5,405,483
	Bernalillo County (Government Services; Insured: Natl-Re) GRT, Series B, 5.70% due 4/1/2027	695,000	755,561
	Bernalillo Municipal School District No. 1 (State Aid Withholding) GO, 4.00% due 8/1/2023 - 8/1/2026	340,000	345,520
	Carlsbad Municipal School District (Educational Facilities) (State Aid Withholding) ETM GO, 5.00% due 8/1/2023	1,650,000	1,659,992
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2026	870,000	939,276
	City of Albuquerque (City Infrastructure Improvements) GRT,
	Series A,
	4.00% due 7/1/2035	2,070,000	2,168,741
	5.00% due 7/1/2025 - 7/1/2034	2,500,000	2,639,050
	City of Albuquerque (I-25/Paseo del Norte Interchange) GRT, 5.00% due 7/1/2025 - 7/1/2027 (pre-refunded 7/1/2023)	1,095,000	1,100,068
	City of Albuquerque GO, Series B, 5.00% due 7/1/2023	2,000,000	2,011,190
	City of Albuquerque Refuse Removal & Disposal Revenue, 5.00% due 7/1/2030 - 7/1/2038	1,325,000	1,478,753
	City of Albuquerque Transportation Infrastructure GRT, 4.00% due 7/1/2031	800,000	846,516
	City of Las Cruces (Joint Utility System),
	4.00% due 6/1/2028	475,000	496,426
	Series A, 4.00% due 6/1/2023 - 6/1/2025	1,445,000	1,470,771
	City of Roswell (Joint Water and Sewer Improvement; Insured: BAM), 5.00% due 6/1/2026 - 6/1/2036	2,050,000	2,188,039
	City of Roswell GRT, 4.00% due 8/1/2029	260,000	275,651
	City of Santa Fe (El Castillo Retirement Residences), 4.50% due 5/15/2027	3,275,000	3,170,727
	City of Santa Fe (Public Facilities) GRT,
	5.00% due 6/1/2028 - 6/1/2029	1,880,000	1,934,273
	Series A, 5.00% due 6/1/2034 - 6/1/2038	1,870,000	2,064,009
	City of Santa Fe Gasoline Tax GRT, 5.00% due 6/1/2024 - 6/1/2028	1,555,000	1,667,368
	County of McKinley (Insured: BAM) GRT, 4.00% due 6/1/2043	750,000	733,616
	County of San Juan (County Capital Improvements) GRT, Series B, 5.00% due 6/15/2028 - 6/15/2030	2,645,000	2,713,253
	County of Sandoval GO, 5.00% due 8/1/2025 - 8/1/2029	2,015,000	2,184,046
	County of Santa Fe (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2025 - 6/1/2027	2,190,000	2,304,919
	County of Santa Fe (County Correctional System; Insured: AGM), 6.00% due 2/1/2027	775,000	832,412
	County of Santa Fe GO, 5.00% due 7/1/2024	825,000	850,541
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2035 - 7/1/2037	2,200,000	2,262,403
[a]	Hobbs School District No 16 (State Aid Withholding) GO, 5.00% due 9/15/2028 - 9/15/2029	1,110,000	1,246,422
	Las Cruces School District No. 2 (State Aid Withholding) GO, 5.00% due 8/1/2025 - 8/1/2028	3,800,000	4,130,221
	New Mexico Educational Assistance Foundation AMT, Series 1A, 5.00% due 9/1/2029	2,750,000	3,093,040
	New Mexico Finance Authority,
	Series A, 5.00% due 6/1/2024	550,000	565,351
	Series B, 5.00% due 6/1/2032 - 6/1/2033	4,125,000	4,727,726
	Series D, 5.00% due 6/15/2029 - 6/1/2038	2,145,000	2,378,251
	New Mexico Finance Authority (State Highway Infrastructure), Series A, 5.00% due 6/15/2026 - 6/15/2027	2,415,000	2,484,869
	New Mexico Finance Authority (The Public Project Revolving Fund Program), Series A, 5.00% due 6/15/2031	1,000,000	1,057,573
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group),
	Series A, 5.00% due 7/1/2033 - 7/1/2034	735,000	669,301
	Series LA, 5.00% due 7/1/2032	575,000	530,127
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group),
	5.00% due 8/1/2031 (pre-refunded 8/1/2025)	600,000	630,052
	Series A, 5.00% due 8/1/2031 - 8/1/2039	3,590,000	3,846,724
	New Mexico Hospital Equipment Loan Council (San Juan Regional Medical Center, Inc.), 5.00% due 6/1/2030 - 6/1/2031	1,215,000	1,327,440
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 43

Schedule of Investments, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2023 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements; Insured: AGM), 4.00% due 12/1/2035 - 12/1/2040	$2,610,000	$ 2,642,945
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC),
	Series A, 4.25% due 9/1/2043	1,000,000	977,459
	Series C, 2.85% due 7/1/2031	370,000	370,782
	Series F,
	2.60% due 7/1/2034	475,000	461,369
	2.85% due 7/1/2039	1,240,000	1,217,748
[b]	New Mexico Mortgage Finance Authority (JLG Central 217 LLLP), 0.53% due 11/1/2024 (put 5/1/2024)	500,000	487,251
	New Mexico Municipal Energy Acquisition Authority (Guaranty: Royal Bank of Canada), Series A, 4.00% due 11/1/2024	1,500,000	1,507,710
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements), Series A, 5.00% due 4/1/2032 - 4/1/2036	5,935,000	6,403,323
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements; Insured: BAM), Series A, 5.00% due 4/1/2030	1,440,000	1,587,341
	Regents of the University of New Mexico (Campus Buildings Acquisition & Improvements), Series A, 4.50% due 6/1/2034 - 6/1/2036	4,500,000	4,702,954
	Rio Rancho Public School District No. 94 (State Aid Withholding) GO, Series A, 5.00% due 8/1/2026	1,085,000	1,168,261
	Santa Fe Public School District (State Aid Withholding) GO, 5.00% due 8/1/2034	350,000	405,521
	State of New Mexico Severance Tax Permanent Fund, 5.00% due 7/1/2028	465,000	525,008
	State of New Mexico Severance Tax Permanent Fund (Educational Facilities), Series A, 5.00% due 7/1/2025	2,040,000	2,147,186
	Town of Silver City (Insured: BAM) GRT, 5.00% due 6/1/2037	610,000	662,680
	University of New Mexico (Insured: AGM), 4.375% due 6/1/2043	1,005,000	1,034,105
	Village of Los Ranchos de Albuquerque (Albuquerque Academy),
	4.00% due 9/1/2040	825,000	821,611
	5.00% due 9/1/2029 - 9/1/2032	1,330,000	1,491,689
	TOTAL LONG-TERM MUNICIPAL BONDS — 93.7% (Cost $112,294,920)		$111,244,851
	SHORT-TERM MUNICIPAL BONDS — 5.1%
[b]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA JP Morgan Chase Bank N.A.), Series B, 3.65% due 8/1/2034 (put 4/3/2023)	3,900,000	3,900,000
[b]	New Mexico Mortgage Finance Authority (Villas De San Ignacio L.P; LOC Freddie Mac), Series A, 3.85% due 11/1/2043 (put 4/10/2023)	200,000	200,000
	University of New Mexico (SPA U.S. Bank N.A.),
[b]	Series B, 3.90% due 6/1/2026 (put 4/10/2023)	1,360,000	1,360,000
[b]	Series C, 3.90% due 6/1/2030 (put 4/10/2023)	550,000	550,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 5.1% (Cost $6,010,000)		$ 6,010,000
	Total Investments — 98.8% (Cost $118,304,920)		$117,254,851
	Other Assets Less Liabilities — 1.2%		1,435,497
	Net Assets — 100.0%		$118,690,348

Footnote Legend
a	When-issued security.
b	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2023.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
ETM	Escrowed to Maturity
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
44 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg New York Intermediate Municipal Fund  |  March 31, 2023 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 88.3%
	City of Long Beach (Insured: BAM) GO, Series B, 5.25% due 7/15/2042	$ 500,000	$ 540,274
	City of New York (City Budget Financial Management) GO, Series G, 5.00% due 8/1/2030	1,000,000	1,020,937
	City of New York GO, Series F1, 5.00% due 4/1/2037	940,000	1,019,965
	Erie County Fiscal Stability Authority, Series D, 5.00% due 9/1/2034	850,000	944,868
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2028 - 7/1/2036	1,500,000	1,529,304
	Hudson Yards Infrastructure Corp. (Hudson Yards Subway Station), Series A, 5.00% due 2/15/2035	1,000,000	1,080,996
	Long Island Power Authority (Electric System Capital Improvements; Insured: AGC), Series C, 5.25% due 9/1/2029	645,000	740,799
	Manchester-Shortsville Central School District (State Aid Withholding) GO, 4.00% due 8/17/2023	300,000	300,702
	Metropolitan Transportation Authority, Series D-1, 5.00% due 11/15/2031	1,000,000	1,043,705
	Monroe County (Monroe Community College Association, Inc.; Insured: AGM) IDC, 5.00% due 1/15/2028 - 1/15/2029	550,000	556,355
	Nassau County Sewer & Storm Water Finance Authority (Sewerage and Storm Water Resource Facilities), Series A, 5.00% due 10/1/2028 - 10/1/2031	1,400,000	1,455,008
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	Series A, 5.00% due 11/1/2036	1,000,000	1,131,073
	Series A1, 5.00% due 8/1/2038	1,000,000	1,082,901
	New York State Dormitory Authority, Series A, 5.00% due 2/15/2032	1,000,000	1,095,675
	New York State Dormitory Authority (Barnard College), Series A, 5.00% due 7/1/2041	250,000	267,065
	New York State Dormitory Authority (Insured: AGM) (State Aid Withholding), Series H, 5.00% due 10/1/2024	155,000	155,261
	New York State Dormitory Authority (Northwell Health Obligated Group), Series A, 5.00% due 5/1/2033	100,000	111,974
	New York State Dormitory Authority (School District Financing Program) (State Aid Withholding), Series C, 5.00% due 10/1/2023	575,000	581,060
	New York State Dormitory Authority (School District Financing Program; Insured: AGM) (State Aid Withholding), Series A, 5.00% due 10/1/2028	200,000	207,117
	New York State Housing Finance Agency (Green Bond), Series I, 2.70% due 11/1/2023	1,000,000	999,280
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2032	500,000	533,751
	Port Authority of New York & New Jersey AMT,
	5.00% due 11/1/2039	200,000	213,996
	Series 186, 5.00% due 10/15/2037	500,000	507,633
	Sales Tax Asset Receivable Corp. (New York Local Government Assistance Corp.), Series A, 5.00% due 10/15/2029 - 10/15/2031 (pre-refunded 10/15/2024)	1,250,000	1,296,834
	State of New York Mortgage Agency, Series 223, 2.65% due 10/1/2034	450,000	396,450
	Tompkins County Development Corp. (Ithaca College Project), 5.00% due 7/1/2034 - 7/1/2037	820,000	870,615
	Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels),
	Series A,
	5.00% due 11/15/2028 (pre-refunded 5/15/2024)	1,000,000	1,026,703
	5.00% due 11/15/2029	1,000,000	1,027,707
	Troy Capital Resource Corp. (Rensselaer Polytechnic Institute), Series A, 5.00% due 9/1/2033 - 9/1/2038	895,000	982,944
	West Seneca Central School District (Facilities Improvements; Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2023	1,300,000	1,317,828
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2029 - 7/1/2034	450,000	475,853
	TOTAL LONG-TERM MUNICIPAL BONDS — 88.3% (Cost $24,446,449)		$24,514,633
	SHORT-TERM MUNICIPAL BONDS — 6.3%
[a]	Metropolitan Transportation Authority (LOC Barclays Bank plc), Series E-1, 3.65% due 11/15/2050 (put 4/3/2023)	1,050,000	1,050,000
[a]	New York City Municipal Water Finance Authority, Series DD, 4.15% due 6/15/2033 (put 4/3/2023)	700,000	700,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 6.3% (Cost $1,750,000)		$ 1,750,000
	Total Investments — 94.6% (Cost $26,196,449)		$26,264,633
	Other Assets Less Liabilities — 5.4%		1,497,655
	Net Assets — 100.0%		$27,762,288

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2023.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
GO	General Obligation
IDC	Industrial Development Corp.
LOC	Letter of Credit
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 45

Schedule of Investments
Thornburg Intermediate Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 95.5%
	Alabama — 2.0%
	Alabama Public School and College Authority (Educational Facilities), Series B, 5.00% due 6/1/2026 (pre-refunded 6/1/2023)	$ 4,380,000	$ 4,394,506
	Southeast Energy Authority A Cooperative District (Guaranty: Morgan Stanley Group),
[a]	Series A, 5.50% due 1/1/2053 (put 12/1/2029)	6,000,000	6,427,008
[a]	Series B, 4.00% due 12/1/2051 (put 12/1/2031)	1,220,000	1,189,609
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2032	6,000,000	6,385,038
	Alaska — 0.1%
	State of Alaska International Airports System AMT, Series C, 5.00% due 10/1/2029	750,000	827,523
	Arizona — 1.0%
[b]	Arizona (Scottsdale Lincoln Hospitals) HFA, Series A, 5.00% due 12/1/2031	2,500,000	2,587,375
	Arizona Board of Regents (University of Arizona SPEED), 5.00% due 8/1/2029	1,000,000	1,029,423
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), Series A, 5.00% due 1/1/2036 - 1/1/2037	3,000,000	3,302,302
	Salt Verde Financial Corp. (Gas Supply Acquisition; Guaranty: Citigroup Global Markets), 5.25% due 12/1/2028	770,000	817,345
	Yavapai County (Waste Management, Inc.) AMT IDA, 1.30% due 6/1/2027	1,750,000	1,549,035
	Arkansas — 0.4%
	Board of Trustees of the University of Arkansas (Fayetteville Campus), Series A, 5.00% due 11/1/2031 - 11/1/2034 (pre-refunded 11/1/2024)	3,655,000	3,780,677
	California — 6.0%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.25% due 12/1/2027 - 12/1/2029	3,650,000	3,717,289
	California (Adventist Health System/West) HFFA, Series A, 5.00% due 3/1/2026	2,815,000	2,817,083
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 8/15/2032 - 8/15/2033	950,000	1,013,988
	California Infrastructure and Economic Development Bank (King City Joint Union High School District), 5.75% due 8/15/2029	1,500,000	1,501,753
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM) (Green Bond), 4.00% due 5/15/2041	500,000	507,458
[a]	California Municipal Finance Authority (Waste Management of California, Inc.; Guaranty: Waste Management Holdings) AMT, 3.95% due 10/1/2045 (put 6/1/2023)	2,000,000	1,999,212
	California Pollution Control Financing Authority (Republic Services, Inc.) AMT,
[a,c]	Series A, 3.50% due 8/1/2023 (put 5/1/2023)	4,000,000	4,000,000
[a,c]	Series A2, 3.45% due 11/1/2042 (put 4/17/2023)	10,000,000	10,000,000
[a]	California Pollution Control Financing Authority (Waste Management, Inc.) AMT, Series A, 2.50% due 11/1/2038 (put 5/1/2024)	2,000,000	1,971,064
	City of Los Angeles Department of Airports AMT,
	Series C, 5.00% due 5/15/2033	2,000,000	2,260,658
	Series D, 5.00% due 5/15/2041	4,000,000	4,050,660
	City of San Mateo (City of San Mateo Community Facilities District No 2008-1) (Insured: BAM), 5.25% due 9/1/2040	5,000,000	5,486,190
	Delano Financing Authority (City of Delano Police Station and Woollomes Avenue Bridge), Series A, 5.00% due 12/1/2025	1,965,000	1,967,814
	Franklin-McKinley School District (Insured: Natl-Re) GO, 5.25% due 8/1/2027	1,000,000	1,120,656
	Fresno (Educational Facilities and Improvements; Insured: Natl-Re) USD GO, Series A, 6.00% due 8/1/2026	810,000	855,452
	Jurupa Public Financing Authority (Eastvale Community Services; Insured: AGM), Series A, 5.50% due 9/1/2025 - 9/1/2027	2,530,000	2,557,898
	M-S-R Energy Authority (Guaranty: Citigroup Global Markets), Series B, 6.125% due 11/1/2029	2,225,000	2,472,883
	North City West School Facilities Financing Authority (Carmel Valley Schools; Insured: AGM), Series A, 5.00% due 9/1/2024	1,080,000	1,081,711
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2032 - 8/1/2034 (pre-refunded 8/1/2025)	3,000,000	3,178,292
	Redwood City Redevelopment Successor Agency (Redevelopment Area A-2; Insured: AMBAC), Series 2A, Zero Coupon due 7/15/2023	2,065,000	2,047,852
	Saratoga Union School District (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 9/1/2023	900,000	891,047
	Colorado — 1.3%
	Colorado (CommonSpirit Health Obligated Group) HFA, 5.00% due 11/1/2041	1,500,000	1,578,570
	Colorado School of Mines (Insured: AGM) (Green Bond), Series A, 5.00% due 12/1/2039 - 12/1/2043	1,310,000	1,445,572
	Denver City & County Housing Authority (Three Towers Rehabilitation; Insured: AGM) AMT, 5.20% due 11/1/2027	1,335,000	1,336,419
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2028 (pre-refunded 6/1/2023)	1,650,000	1,655,717
	State of Colorado COP, Series A, 5.00% due 9/1/2029 - 9/1/2032	5,205,000	5,814,524
	Connecticut — 2.4%
	City of Hartford (Various Public Improvements; Insured: AGM) GO, Series A, 5.00% due 7/1/2031	1,700,000	1,790,578
	State of Connecticut (Various Capital Projects) GO, Series B, 5.00% due 5/15/2027	1,000,000	1,080,001
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2033 - 4/15/2035	12,415,000	13,880,267
	Series C, 5.00% due 6/15/2028 - 6/15/2029	1,890,000	2,137,617
	Series E, 5.00% due 9/15/2033	2,650,000	2,986,648
	District of Columbia — 1.6%
	Metropolitan Washington Airports Authority (Dulles Toll Road Revenue; Insured: AGC), Series B, Zero Coupon due 10/1/2023 - 10/1/2024	9,890,000	9,614,068
	Washington Convention & Sports Authority, Series A, 5.00% due 10/1/2028	1,105,000	1,219,483
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2032 - 7/1/2037	3,325,000	3,590,084
	Florida — 6.0%
	City of Lakeland (Electric Power System Smart Grid Project), 5.25% due 10/1/2036	2,770,000	3,469,638
46 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	City of Lakeland (Electric Power System Smart Grid Project; Insured: AGM), 5.25% due 10/1/2027	$ 3,680,000	$ 4,121,964
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2032 - 11/1/2037	3,430,000	3,617,374
	County of Broward (Airport System Improvements) AMT, 5.00% due 10/1/2034 - 10/1/2035	3,500,000	3,707,568
	County of Broward Port Facilities Revenue AMT, 5.00% due 9/1/2037 - 9/1/2041	2,050,000	2,167,510
	County of Manatee (Public Utilities System Improvements), 5.00% due 10/1/2026 - 10/1/2033	6,080,000	6,373,809
	County of Miami-Dade (Miami International Airport), Series B, 5.00% due 10/1/2028 - 10/1/2031	5,335,000	5,506,258
	County of Miami-Dade Aviation Revenue AMT, Series B, 5.00% due 10/1/2040	2,500,000	2,571,027
	County of Miami-Dade Seaport Department AMT, Series A, 5.00% due 10/1/2041 - 10/1/2042	3,050,000	3,234,689
	Miami-Dade County (Nicklaus Children’s Hospital) HFA, 5.00% due 8/1/2035 - 8/1/2037	2,905,000	3,064,541
	Miami-Dade County Educational Facilities Authority (University of Miami; Insured: AMBAC), Series B, 5.25% due 4/1/2024	1,000,000	1,022,889
	Orange County (Presbyterian Retirement Communities Inc Obligated Group) HFA, 5.00% due 8/1/2040	1,000,000	1,000,917
	Orange County Convention Center (Tourist Development), Series A, 5.00% due 10/1/2031	2,000,000	2,162,948
	Palm Beach County (Boca Raton Regional Hospital) HFA, 5.00% due 12/1/2025 (pre-refunded 12/1/2024)	500,000	519,469
	Palm Beach County (Jupiter Medical Center Obligated Group) HFA, Series A, 5.00% due 11/1/2040 - 11/1/2041	715,000	726,833
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2028	595,000	670,116
	School Board of Miami-Dade County COP, Series A, 5.00% due 5/1/2030	3,250,000	3,397,859
	School District of Broward County (Educational Facilities and Equipment) COP, Series B, 5.00% due 7/1/2032	2,000,000	2,103,586
[b]	School District of Manatee County (School Facilities Improvement; Insured: AGM), 5.00% due 10/1/2032	2,250,000	2,441,353
	Sunshine State Governmental Finance Commission (Miami-Dade County Program), Series B-1, 5.00% due 9/1/2028 (pre-refunded 9/1/2023)	3,500,000	3,531,710
	Georgia — 2.2%
	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons LLC), 5.00% due 6/15/2024 - 6/15/2028	2,320,000	2,330,382
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2035 - 5/15/2038	11,170,000	11,560,704
[a]	Main Street Natural Gas, Inc. (Guaranty: Royal Bank of Canada), Series A, 4.00% due 7/1/2052 (put 9/1/2027)	2,000,000	2,008,820
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2034 - 1/1/2038	4,370,000	4,684,176
	Guam — 0.1%
	Guam Waterworks Authority (Water and Wastewater System), 5.25% due 7/1/2024	1,000,000	1,002,889
	Hawaii — 0.3%
	State of Hawaii Airports System Revenue AMT, Series A, 5.00% due 7/1/2034	2,000,000	2,196,830
	Illinois — 16.1%
	Chicago Board of Education Dedicated Capital Improvement Tax, 5.50% due 4/1/2042 - 4/1/2043	2,375,000	2,558,392
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2029 - 1/1/2030	1,765,000	1,877,972
	Chicago O’Hare International Airport (2017 Airport Projects), Series B, 5.00% due 1/1/2034 - 1/1/2035	9,100,000	9,775,120
	Chicago Park District (Capital Improvement Plan) GO,
	Series B, 5.00% due 1/1/2025	1,000,000	1,014,096
	Series D, 5.00% due 1/1/2028	3,450,000	3,499,180
	Chicago Park District GO,
	Series A,
	5.00% due 1/1/2027 - 1/1/2029	1,355,000	1,374,317
	5.00% due 1/1/2027 - 1/1/2029 (pre-refunded 1/1/2024)	2,585,000	2,623,217
	Series B,
	5.00% due 1/1/2030	1,215,000	1,232,441
	5.00% due 1/1/2030 (pre-refunded 1/1/2024)	2,285,000	2,318,781
	City of Chicago (Midway Airport),
	Series B,
	5.00% due 1/1/2032 - 1/1/2033	9,805,000	9,961,165
	5.25% due 1/1/2034	4,700,000	4,708,291
	City of Chicago (Midway Airport) AMT, Series A, 5.00% due 1/1/2034	1,365,000	1,381,508
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2028 - 1/1/2033	8,365,000	8,651,156
	City of Chicago (Wastewater Transmission System; Insured: AGM-CR), Series B, 5.00% due 1/1/2034	1,375,000	1,500,870
	City of Chicago (Water System),
	5.00% due 11/1/2042	6,500,000	6,500,962
	Series A-1, 5.00% due 11/1/2024	1,000,000	1,027,469
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2036 - 11/1/2037	5,500,000	5,792,039
	City of Chicago (Water System; Insured: BHAC-CR AMBAC), 5.75% due 11/1/2030	1,230,000	1,392,028
	City of Chicago GO,
	Series A,
	5.625% due 1/1/2031	1,585,000	1,678,647
	6.00% due 1/1/2038	7,500,000	7,980,525
	City of Joliet (Rock Run Crossing Project; Insured: BAM) GO, 5.50% due 12/15/2042	2,750,000	3,114,576
	County of Cook Sales Tax Revenue,
	5.00% due 11/15/2038	435,000	457,885
	Series A, 5.00% due 11/15/2036 - 11/15/2038	2,160,000	2,350,946
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 47

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Illinois Finance Authority (Ascension Health Credit Group),
	Series C,
	4.00% due 2/15/2033	$ 800,000	$ 828,358
	5.00% due 2/15/2041	1,000,000	1,039,286
	Illinois Finance Authority (Carle Foundation Obligated Group), Series A, 5.00% due 8/15/2034	1,700,000	1,929,381
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2033	1,000,000	1,038,724
	Illinois Finance Authority (Silver Cross Hospital and Medical Centers), Series C, 5.00% due 8/15/2024	1,000,000	1,024,483
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	5,550,000	5,781,030
	Knox & Warren Counties Community Unit School District No. 205 Galesburg GO, Series B, 5.00% due 12/1/2031	780,000	853,497
	Monroe and St. Clair Counties (Community Unit School District No. 5; Insured: BAM) GO, 5.00% due 4/15/2027 - 4/15/2031	6,285,000	6,661,860
	Regional Transportation Authority (Insured: AGM), Series A, 5.75% due 6/1/2034	1,100,000	1,348,861
	Sales Tax Securitization Corp.,
	Series A,
	4.00% due 1/1/2038	2,000,000	1,978,062
	5.00% due 1/1/2029 - 1/1/2040	3,500,000	3,764,512
	Sales Tax Securitization Corp. (Insured: BAM-TCRS), Series B, 5.00% due 1/1/2038	3,075,000	3,249,199
	Southern Illinois University (Insured: BAM), Series A, 5.00% due 4/1/2037 - 4/1/2042	2,040,000	2,166,274
	State of Illinois GO,
	Series A, 5.00% due 12/1/2034 - 5/1/2040	10,810,000	11,611,765
	Series D, 5.00% due 11/1/2027 - 11/1/2028	4,250,000	4,606,689
	State of Illinois Sales Tax Revenue, Series B, 5.00% due 6/15/2030 - 6/15/2031	9,280,000	10,071,506
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), Series B, 5.00% due 6/15/2032	2,885,000	3,128,107
	Tazewell County School District (Insured: Natl-Re) GO Partial ETM, 9.00% due 12/1/2024	1,205,000	1,324,193
	Will County School District No. 114 Manhattan (Insured: BAM) GO,
	5.25% due 1/1/2040 - 1/1/2041	1,000,000	1,127,885
	5.50% due 1/1/2043	2,000,000	2,274,574
	Indiana — 3.0%
	Brownsburg 1999 School Building Corp (Brownsburg Community School Corp.; Insured: State Intercept), 5.00% due 1/15/2042	1,000,000	1,104,343
[a]	City of Whiting (BP Products North America, Inc.; Guaranty : BP plc) AMT, 5.00% due 11/1/2047 (put 11/1/2024)	250,000	254,657
	Indiana (Ascension Health Credit Group) HFFA, Series A-1, 5.00% due 11/15/2034 - 11/15/2036	8,325,000	8,735,958
	Indiana Bond Bank (Hendricks Regional Health Financing Program; Insured: AMBAC), Series A, 5.25% due 4/1/2023	2,000,000	2,000,000
	Indiana Finance Authority (CWA Authority, Inc.), Series A, 5.00% due 10/1/2035	500,000	586,995
	Indiana Finance Authority (Ohio Valley Electric Corp.), Series A, 4.25% due 11/1/2030	8,000,000	7,990,032
	Indiana Finance Authority (Reid Hospital & Health Care Services, Inc. Obligated Group; Insured: AGM), 5.00% due 1/1/2041 - 1/1/2042	2,000,000	2,196,989
	Indiana Municipal Power Agency, Series C, 5.00% due 1/1/2036	1,000,000	1,060,456
	IPS Multi-School Building Corp. (Indianapolis Board of School Commissioners; Insured: State Intercept), 5.50% due 7/15/2042	1,000,000	1,126,509
	Mount Vernon of Hancock County Multi-School Building Corp. (Insured: State Intercept), 5.50% due 1/15/2042	1,000,000	1,131,571
	Noblesville Redevelopment Authority, 5.50% due 7/15/2041	1,000,000	1,130,177
	Iowa — 1.1%
	Iowa Finance Authority (UnityPoint Health), Series C, 5.00% due 2/15/2030 - 2/15/2032	4,100,000	4,174,247
[a]	PEFA, Inc. (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 9/1/2049 (put 9/1/2026)	5,350,000	5,454,983
	Kentucky — 2.2%
	Kentucky (Baptist Healthcare System Obligated Group) EDFA, Series B, 5.00% due 8/15/2041	5,000,000	5,170,495
	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group),
[a]	Series A, 4.00% due 4/1/2048 (put 4/1/2024)	6,500,000	6,500,832
[a]	Series C, 4.00% due 2/1/2050 (put 2/1/2028)	2,000,000	1,973,096
	Kentucky State Property & Building Commission,
	Series A,
	4.00% due 11/1/2035	1,000,000	1,024,526
	5.25% due 6/1/2039	3,000,000	3,367,749
	Louisville/Jefferson County Metropolitan Government (Norton Suburban Hospital and Kosair Children’s Hospital), Series A, 5.25% due 10/1/2026	2,320,000	2,343,460
	Louisiana — 2.2%
	East Baton Rouge Sewerage Commission, Series B, 5.00% due 2/1/2030 - 2/1/2032 (pre-refunded 2/1/2025)	6,825,000	7,107,652
	Jefferson Sales Tax District (Insured: AGM), Series B, 5.00% due 12/1/2034	1,000,000	1,082,955
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2029 - 6/1/2031 (pre-refunded 6/1/2023)	6,100,000	6,122,845
	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group), Series A, 5.00% due 5/15/2035 - 5/15/2037	1,925,000	2,086,853
	Parish of Lafourche (Roads, Highways and Bridges), 5.00% due 1/1/2024 - 1/1/2025	3,685,000	3,795,873
	Massachusetts — 1.6%
	Massachusetts (CareGroup Healthcare System) DFA, Series I, 5.00% due 7/1/2036	1,750,000	1,849,841
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,370,000	9,564,039
	Massachusetts (Simmons College) DFA, Series J, 5.50% due 10/1/2025 - 10/1/2028	1,790,000	1,805,534
	Massachusetts Bay Transportation Authority Assessment Revenue (Transportation Capital Program), Series A, 5.25% due 7/1/2030	1,000,000	1,194,457
48 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Michigan — 2.2%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2031	$ 1,010,000	$ 1,043,658
	County of Genesee (Water Supply System; Insured: BAM) GO,
	5.00% due 11/1/2024 - 11/1/2030	3,360,000	3,365,398
	5.125% due 11/1/2032	750,000	751,295
	5.25% due 11/1/2026 - 11/1/2028	2,920,000	2,925,210
	Detroit City School District (School Building & Site Improvement; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2026	3,150,000	3,406,067
[b]	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,100,000	1,219,459
	Kalamazoo Hospital Finance Authority (Bronson Healthcare), Series A, 5.25% due 5/15/2026	145,000	145,174
	Michigan Finance Authority (BHSH System Obligated Group), Series A, 5.00% due 4/15/2036	2,000,000	2,268,116
	Michigan Finance Authority (Government Loan Program), Series F, 5.00% due 4/1/2026	1,000,000	1,001,661
	Michigan State Housing Development Authority, Series B, 2.95% due 12/1/2039	5,000,000	4,287,820
	Minnesota — 0.1%
	Minnesota Higher Education Facilities Authority, (University of St. Thomas), 5.00% due 10/1/2034 - 10/1/2035	600,000	662,760
	Mississippi — 0.7%
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.25% due 10/1/2037 - 10/1/2038	5,250,000	5,687,201
	Mississippi Development Bank (Vicksburg Warren School District; Insured: BAM), 5.50% due 3/1/2038	700,000	784,674
	Nebraska — 0.1%
	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 9/1/2031	1,000,000	1,075,540
	Nevada — 0.1%
	Carson City (Carson Tahoe Regional Healthcare), Series A, 5.00% due 9/1/2032	730,000	770,439
	New Hampshire — 0.2%
	New Hampshire Municipal Bond Bank (Insured: State Intercept), Series C, 5.00% due 8/15/2026 (pre-refunded 8/15/2023)	1,860,000	1,875,207
	New Jersey — 4.9%
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re) GO, 5.50% due 10/1/2024	2,500,000	2,607,000
	New Jersey (New Jersey Transit Corp.) EDA, Series A, 5.25% due 11/1/2042	4,000,000	4,377,560
	New Jersey (School Facilities Construction) EDA,
	5.00% due 6/15/2035 - 6/15/2038	4,515,000	4,897,134
	Series NN, 5.00% due 3/1/2026	2,000,000	2,001,726
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series N-1, 5.50% due 9/1/2026	3,000,000	3,245,814
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,700,000	1,879,812
	New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2027 - 7/1/2028 (pre-refunded 1/1/2024)	185,000	188,152
	New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group), 5.00% due 7/1/2027 - 7/1/2028	2,815,000	2,861,102
	New Jersey Transportation Trust Fund Authority,
	Series A, 5.00% due 12/15/2032 - 12/15/2035	5,300,000	5,710,074
	Series AA,
	5.00% due 6/15/2035 - 6/15/2040	1,800,000	1,958,835
	5.25% due 6/15/2043	1,600,000	1,695,010
	Series BB-1 5.00% due 6/15/2034	2,000,000	2,172,784
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
	5.00% due 6/15/2023 - 6/15/2024	2,500,000	2,531,457
	Series A, 5.00% due 6/15/2031	1,000,000	1,058,735
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds),
	Series AA, 5.00% due 6/15/2038	3,500,000	3,719,320
	Series CC, 5.00% due 6/15/2042	3,750,000	4,033,541
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 12/15/2034	500,000	541,703
	New Mexico — 0.2%
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series A, 5.00% due 8/1/2036 - 8/1/2037	1,955,000	2,096,250
	New York — 6.8%
	Build NYC Resource Corp. (Kipp NYC Public Charter Schools), 5.00% due 7/1/2042	2,300,000	2,401,386
	City of Long Beach (Insured: BAM) GO, Series B, 5.25% due 7/15/2042	1,000,000	1,080,549
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2027	4,530,000	4,623,739
	Series J, 5.00% due 8/1/2030 - 8/1/2031	9,000,000	9,307,467
	City of New York GO,
	Series A, 5.00% due 8/1/2039	1,000,000	1,096,031
	Series D, 5.25% due 5/1/2040 - 5/1/2041	2,500,000	2,848,774
	Erie County (City of Buffalo School District) (State Aid Withholding) IDA, Series A, 5.00% due 5/1/2027	5,000,000	5,009,215
	Metropolitan Transportation Authority,
	Series D, 5.00% due 11/15/2030 - 11/15/2035	8,295,000	8,785,180
	Series D-1, 5.00% due 11/15/2031	2,285,000	2,384,866
	Metropolitan Transportation Authority (Green Bond),
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 49

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series A1, 5.00% due 11/15/2035 - 11/15/2036	$ 1,820,000	$ 1,890,778
	Series A2, 5.00% due 11/15/2025	600,000	628,079
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	Series A2, 5.00% due 5/1/2039	1,000,000	1,090,582
	Series A-3 4.00% due 8/1/2042	2,500,000	2,512,265
	Series F1, 5.00% due 2/1/2037	200,000	229,215
	New York State Dormitory Authority (Cornell University) (Green Bond), Series D, 5.00% due 7/1/2036	500,000	613,962
	New York State Dormitory Authority (Insured: BAM), Series A, 5.00% due 10/1/2042	5,000,000	5,506,980
	New York State Dormitory Authority (State Aid Withholding), Series A, 5.00% due 10/1/2033	100,000	109,469
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2033	500,000	541,942
	New York State Thruway Authority, Series N, 5.00% due 1/1/2035	250,000	282,727
	New York State Thruway Authority (State of New York Personal Income Tax Revenue), 5.00% due 3/15/2041	1,500,000	1,689,525
	New York State Urban Development Corp. (State of New York Personal Income Tax Revenue), Series A, 5.00% due 3/15/2042	2,500,000	2,800,955
	Port Authority of New York & New Jersey AMT,
	Series 186, 5.00% due 10/15/2037	3,000,000	3,045,795
	Series 223, 5.00% due 7/15/2033	750,000	843,208
	State of New York Mortgage Agency (Insured: SONYMA) AMT, Series 248, 4.05% due 10/1/2031	2,035,000	2,020,667
	Triborough Bridge & Tunnel Authority, Series D, 5.00% due 11/15/2033	250,000	292,761
	Western Nassau County Water Authority (Green Bond), Series A, 4.00% due 4/1/2040 - 4/1/2041	475,000	484,722
	Yonkers (New Community School Project) (State Aid Withholding) IDA, 4.00% due 5/1/2041	250,000	250,529
	North Carolina — 0.7%
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2028	2,190,000	2,193,738
	North Carolina Medical Care Commission (Plantation Village Obligated Group), Series A, 4.00% due 1/1/2041	1,020,000	839,199
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2030 (pre-refunded 6/1/2025)	3,000,000	3,158,619
	Ohio — 3.7%
	Cincinnati City School District (School Improvement Project) COP, 5.00% due 12/15/2031 (pre-refunded 12/15/2024)	3,075,000	3,197,782
	City of Cleveland (Bridges and Roadways), Series A-2, 5.00% due 10/1/2028 - 10/1/2029 (pre-refunded 10/1/2023)	2,520,000	2,547,798
	City of Cleveland (Public Facilities Improvements), Series A-1, 5.00% due 11/15/2027 - 11/15/2030 (pre-refunded 11/15/2023)	5,185,000	5,256,626
	City of Cleveland (Various Municipal Capital Improvements) GO, 5.00% due 12/1/2024	1,000,000	1,001,696
	City of Cleveland GO, 5.00% due 12/1/2026	15,000	15,026
	City of Cleveland Income Tax Revenue, Series A, 5.00% due 10/1/2033 - 10/1/2035	1,450,000	1,600,138
	Cleveland-Cuyahoga County Port Authority (County Administration Offices), 5.00% due 7/1/2025	1,780,000	1,871,818
	County of Cuyahoga (Musical Arts Association), 5.00% due 1/1/2033 - 1/1/2039	2,350,000	2,567,444
	County of Hamilton (Cincinnati Children’s Hospital Medical Center), 5.00% due 5/15/2028 - 5/15/2031	8,085,000	8,254,694
	Greene County Vocational School District (School Facilities Construction and Improvement) GO, 5.00% due 12/1/2030 - 12/1/2033	2,580,000	2,887,843
	Northeast Ohio Medical University (Insured: BAM),
	5.00% due 12/1/2038 - 12/1/2041	2,420,000	2,637,364
	Series B, 4.00% due 12/1/2042	1,310,000	1,249,960
	Ohio Higher Educational Facility Commission (Ashtabula County Medical Center Obligated Group), 5.25% due 1/1/2037	840,000	901,664
	Oklahoma — 0.9%
	Clinton Public Works Authority, 5.00% due 10/1/2039	3,335,000	3,623,274
	Oklahoma County Finance Authority (Oklahoma County ISD No 4 Choctaw-Nicoma Park), 4.00% due 9/1/2038	5,000,000	4,911,305
	Oregon — 0.3%
[a]	County of Gilliam (Guaranty: Waste Management, Inc.) AMT, 3.00% due 7/1/2038 (put 5/1/2023)	3,000,000	2,999,238
	Pennsylvania — 8.9%
	Allegheny County Hospital Development Authority (University of Pittsburgh Medical Center), Series A, 5.00% due 7/15/2034	1,150,000	1,262,372
	City of Philadelphia (Pennsylvania Gas Works),
	Series 13, 5.00% due 8/1/2032 - 8/1/2034	2,300,000	2,405,801
	Series 14, 5.00% due 10/1/2034	500,000	531,885
	City of Philadelphia (Philadelphia Gas Works), Series 15, 5.00% due 8/1/2036 - 8/1/2042	7,985,000	8,398,082
	City of Philadelphia (Water and Wastewater System), Series A, 5.00% due 10/1/2029	1,100,000	1,190,258
	City of Philadelphia Airport Revenue (Insured: AGM) AMT, 4.00% due 7/1/2038 - 7/1/2041	3,410,000	3,297,607
	City of Philadelphia Airport Revenue AMT,
	Series B, 5.00% due 7/1/2030 - 7/1/2037	3,175,000	3,339,067
	Series C, 5.00% due 7/1/2032	1,380,000	1,510,577
	City of Pittsburgh (Capital Projects) GO, 5.00% due 9/1/2035 - 9/1/2036	1,215,000	1,315,600
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	3,000,000	3,162,915
	Lancaster County Hospital Authority (Penn State Health Obligated Group), 5.00% due 11/1/2041	2,000,000	2,093,754
	Lancaster County Solid Waste Management Authority (Acquisition of Susquehanna Resource Management Facility), Series A, 5.25% due 12/15/2030 (pre-refunded 12/15/2023)	3,000,000	3,050,709
	Monroeville Financing Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2026	3,490,000	3,700,307
[a,d]	Montgomery County (Constellation Energy Generation LLC) IDA AMT, Series C, 4.45% due 10/1/2034 (put 4/3/2028)	1,000,000	1,004,364
50 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Pennsylvania (Pennsylvania Department of Transportation) EDFA AMT, 5.50% due 6/30/2043	$ 6,000,000	$ 6,457,614
	Pennsylvania (UPMC Obligated Group) EDFA, Series A, 5.00% due 2/15/2036	1,000,000	1,105,641
	Pennsylvania State Public School Building Authority (Philadelphia School District; Insured: AGM) (State Aid Withholding), Series B, 5.00% due 6/1/2027	5,000,000	5,476,515
	Pennsylvania Turnpike Commission (Highway Improvements), Series A-1, 5.00% due 12/1/2035 - 12/1/2036	1,750,000	1,887,426
	Philadelphia Authority for Industrial Development (Thomas Jefferson University), Series A, 5.00% due 9/1/2032 - 9/1/2034	5,000,000	5,342,341
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2032 - 4/1/2036	11,125,000	11,989,952
	Pittsburgh Water & Sewer Authority (Water and Sewer System; Insured: AGM),
	Series A, 5.00% due 9/1/2030 - 9/1/2031	8,740,000	8,796,878
	Series B, 5.00% due 9/1/2031 (pre-refunded 9/1/2023)	3,665,000	3,697,120
	School District of Philadelphia (State Aid Witholding) GO, Series A, 4.00% due 9/1/2041	1,000,000	964,025
	Rhode Island — 0.4%
	State of Rhode Island and Providence Plantations (Training School Project) COP, Series B, 5.00% due 10/1/2024	3,595,000	3,631,241
	South Carolina — 0.7%
	City of Myrtle Beach (Municipal Sports Complex), Series B, 5.00% due 6/1/2028 - 6/1/2030	2,000,000	2,050,595
	County of Richland (International Paper Co.) ETM AMT, Series A, 3.875% due 4/1/2023	2,000,000	2,000,000
[a]	South Carolina Jobs-EDA (Guaranty: International Paper Co.) AMT, Series A, 4.00% due 4/1/2033 (put 4/1/2026)	2,000,000	2,006,158
	South Dakota — 0.2%
	South Dakota Health and Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2028 - 11/1/2029	1,800,000	1,895,127
	Tennessee — 1.8%
	Memphis-Shelby County Airport Authority AMT, Series A, 5.00% due 7/1/2026 - 7/1/2033	2,320,000	2,521,631
	Metropolitan Government of Nashville and Davidson County (Green Projects), Series B, 5.00% due 7/1/2033 - 7/1/2036	3,000,000	3,285,411
	Shelby County Health Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare), Series A, 5.00% due 5/1/2027 - 5/1/2035	3,560,000	3,787,616
	Tennessee Energy Acquisition Corp. (The Gas Project; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.25% due 9/1/2023	7,000,000	7,030,170
	Texas — 9.3%
	City of Austin Airport System Revenue AMT, 5.00% due 11/15/2035 - 11/15/2038	2,500,000	2,753,521
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025 - 2/15/2034	9,720,000	10,156,545
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2028	1,000,000	1,020,355
	City of Galveston (Galveston Island Convention Center; Insured: AGM), Series B, 5.00% due 9/1/2024	1,115,000	1,116,594
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2027	1,175,000	1,259,479
	City of Houston Airport System Revenue AMT,
	Series A,
	4.00% due 7/1/2041	1,310,000	1,277,177
	5.00% due 7/1/2033 - 7/1/2041	2,500,000	2,676,109
	City of McAllen (International Toll Bridge Revenue; Insured: AGM), Series A, 5.00% due 3/1/2028 - 3/1/2032	6,120,000	6,489,232
	City of McKinney Waterworks & Sewer System Revenue, 5.00% due 3/15/2041 - 3/15/2042	900,000	1,002,535
	City of New Braunfels Utility System Revenue, 5.00% due 7/1/2042	1,750,000	1,965,843
	City of San Antonio (Airport System Capital Improvements) AMT, 5.00% due 7/1/2024 - 7/1/2025	3,225,000	3,229,202
	City of San Antonio (Public Facilities Corp.), 5.00% due 9/15/2040	2,000,000	2,228,680
	City of San Antonio (Water System), Series A, 5.00% due 5/15/2033 - 5/15/2037	3,575,000	3,861,398
	County of Bexar GO, 4.00% due 6/15/2036	1,000,000	1,007,534
	Dallas Area Rapid Transit, Series A, 5.00% due 12/1/2035 - 12/1/2036 (pre-refunded 12/1/2025)	7,200,000	7,664,681
	Greater Texas Cultural Education Facilities Finance Corp. (County of Fort Bend), Series A, 5.00% due 3/1/2034	1,185,000	1,363,580
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System),
	5.00% due 7/1/2040	5,000,000	5,175,430
	Series A, 5.00% due 12/1/2028	3,000,000	3,123,546
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2033	1,250,000	1,365,365
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center), Series A, 5.00% due 5/15/2029	2,100,000	2,344,629
	Lower Colorado River Authority (LCRA Transmission Services Corp.),
	5.00% due 5/15/2039	500,000	544,894
	Series A, 5.25% due 5/15/2042	1,410,000	1,574,359
	Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2029 - 11/1/2030	4,130,000	4,689,591
	Newark Higher Education Finance Corp. (Hughen Center, Inc.; Insured: PSF-GTD), Series A, 5.00% due 8/15/2042	600,000	658,006
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2037	1,750,000	1,853,484
	Stephen F Austin State University (Financing System), Series A, 5.00% due 10/15/2030 - 10/15/2033	1,265,000	1,411,643
	Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group), Series B, 5.00% due 7/1/2036	1,185,000	1,267,057
	Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas Obligated Group), 5.00% due 10/1/2040	3,520,000	3,846,783
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.), 5.00% due 12/15/2029	1,000,000	1,041,286
	Texas State Technical College (Insured: AGM), Series A, 5.50% due 8/1/2042	2,000,000	2,296,252
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2024 - 8/15/2034	5,250,000	5,364,322
	Utah — 0.1%
	Utah Telecommunication Open Infrastructure Agency, 5.50% due 6/1/2040	500,000	574,864
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 51

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Virginia — 0.4%
[a]	Virginia Small Business Financing Authority (Pure Salmon Virginia LLC) AMT, 3.50% due 11/1/2052 (put 11/1/2023)	$ 4,000,000	$ 4,005,916
	Washington — 2.3%
	Clark County Public Utility District No. 1, 5.00% due 1/1/2040 - 1/1/2041	1,000,000	1,121,194
	King County Public Hospital District No. 2 (EvergreenHealth Medical Center) GO, 5.00% due 12/1/2028 - 12/1/2030 (pre-refunded 12/1/2024)	4,545,000	4,723,732
	State of Washington (Acquisition and Improvements of Real and Personal Property) COP, Series A, 5.00% due 7/1/2030	4,415,000	4,871,511
	State of Washington (Various Purposes) GO, Series C, 5.00% due 2/1/2036 - 2/1/2037	7,425,000	8,286,056
	State of Washington GO, Series 2021A, 5.00% due 6/1/2040	2,225,000	2,479,200
	Wisconsin — 0.9%
	Public Finance Authority, Series A, 4.00% due 10/1/2035 - 10/1/2041	1,225,000	1,071,339
[d]	Racine (Insured: AGM) USD GO, 5.00% due 4/1/2039 - 4/1/2042	3,850,000	4,188,626
	WPPI Energy, Series A, 5.00% due 7/1/2029 - 7/1/2036	2,980,000	3,315,807
	Total Long-Term Municipal Bonds — 95.5% (Cost $864,292,518)		879,019,559
	Short-Term Municipal Bonds — 1.3%
	Colorado — 0.0%
[a]	City & County of Denver (SPA JP Morgan Chase Bank N.A.) COP, Series A2, 3.70% due 12/1/2029 (put 4/3/2023)	275,000	275,000
	Minnesota — 0.4%
	City of Minneapolis /St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group; LOC JP Morgan Chase Bank N.A.),
[a]	Series B-1, 3.60% due 11/15/2035 (put 4/3/2023)	600,000	600,000
[a]	Series B-2, 3.65% due 11/15/2035 (put 4/3/2023)	3,000,000	3,000,000
	Missouri — 0.1%
[a]	Missouri Development Finance Board (Nelson Gallery Foundation; SPA Northern Trust Co.), Series A, 3.80% due 12/1/2033 (put 4/3/2023)	500,000	500,000
	Oregon — 0.3%
[a]	Oregon State Facilities Authority (Peacehealth Obligated Group; LOC U.S. Bank N.A.), Series A, 3.80% due 8/1/2034 (put 4/3/2023)	2,800,000	2,800,000
	Texas — 0.5%
[a]	Port of Port Arthur Navigation District (Motiva Enterprises, LLC), 4.40% due 4/1/2040 (put 4/3/2023)	4,700,000	4,700,000
	Virginia — 0.0%
[a]	Virginia College Building Authority (University Of Richmond; SPA U.S. Bank N.A.), 3.80% due 11/1/2036 (put 4/3/2023)	300,000	300,000
	Total Short-Term Municipal Bonds — 1.3% (Cost $12,175,000)		12,175,000
	Total Investments — 96.8% (Cost $876,467,518)		$891,194,559
	Other Assets Less Liabilities — 3.2%		29,806,673
	Net Assets — 100.0%		$921,001,232

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2023.
b	Segregated as collateral for a when-issued security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $14,000,000, representing 1.52% of the Fund’s net assets.
d	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
ISD	Independent School District
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SONYMA	State of New York Mortgage Agency
SPA	Stand-by Purchase Agreement
TCRS	Transferable Custodial Receipts
52 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2023 (Unaudited)
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 53

Schedule of Investments
Thornburg Strategic Municipal Income Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 93.7%
	Alabama — 0.3%
[a]	Southeast Energy Authority A Cooperative District (Guaranty: Morgan Stanley Group), Series A, 5.50% due 1/1/2053 (put 12/1/2029)	$1,000,000	$ 1,071,168
	Arizona — 2.4%
	Arizona (Scottsdale Lincoln Hospitals) HFA, Series A, 5.00% due 12/1/2031	2,500,000	2,587,375
[a]	Chandler (Intel Corp.) IDA AMT, Series 2, 5.00% due 9/1/2052 (put 9/1/2027)	1,110,000	1,164,856
	City of Phoenix Civic Improvement Corp. (Phoenix Airport Revenue) AMT, Series B, 5.00% due 7/1/2044	1,000,000	1,047,872
[a]	Coconino County Pollution Control Corp. (Nevada Power Co.) AMT, Series A, 4.125% due 9/1/2032 (put 3/31/2026)	1,000,000	1,010,768
[b]	Pima County (La Posada at Park Centre, Inc. Obligated Group) IDA, Series A, 5.75% due 11/15/2023 - 11/15/2024	600,000	600,572
	Pima County (TMC HealthCare Obligated Group) IDA, Series A, 4.00% due 4/1/2041	1,000,000	976,187
	Arkansas — 0.3%
	University of Arkansas Board of Trustees (Fayetteville Campus), Series A, 5.00% due 11/1/2036 (pre-refunded 11/1/2024)	1,000,000	1,034,385
	California — 5.6%
	Benicia (Benicia High School; Insured: AGM) USD GO, Series C, Zero Coupon due 8/1/2026	830,000	749,656
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 8/15/2036	500,000	523,474
	California (Community Program Developmental Disabilities; Insured: California Mtg Insurance) HFFA, Series A, 6.25% due 2/1/2026	820,000	822,133
[a]	California Community Choice Financing Authority (Guaranty: Deutsche A.G.) (Green Bond), Series C, 5.25% due 1/1/2054 (put 10/1/2031)	2,000,000	2,044,476
	California Educational Facilities Authority (University of Redlands), Series A, 5.00% due 10/1/2044	500,000	510,528
[a,b]	California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) AMT, Series A, 3.65% due 1/1/2050 (put 1/31/2024)	1,000,000	1,000,046
[b]	California Pollution Control Financing Authority (Poseidon Resources (Channelside) LP Desalination Project) AMT, 5.00% due 11/21/2045	1,000,000	1,000,772
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc.) AMT, Series A2, 3.45% due 11/1/2042 (put 4/17/2023)	2,000,000	2,000,000
[b]	California School Finance Authority, Series A, 5.00% due 10/1/2042	1,000,000	1,040,943
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	1,040,000	934,155
	City of Long Beach CA Airport System Revenue (Insured: AGM) AMT,
	Series C,
	5.00% due 6/1/2042	750,000	826,932
	5.25% due 6/1/2047	500,000	554,196
	County of El Dorado (El Dorado Hills Development-Community Facilities), 5.00% due 9/1/2026	625,000	625,971
	Daly City Housing (Franciscan Country Club Mobile Home Park Acquisition) DFA, Series A, 5.25% due 12/15/2023	330,000	330,479
	M-S-R Energy Authority (Guaranty: Citigroup Global Markets), Series A, 6.50% due 11/1/2039	1,245,000	1,493,350
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2035 (pre-refunded 8/1/2025)	1,000,000	1,059,475
	San Francisco City & County Redevelopment Financing Authority (Redevelopment Project; Insured: Natl-Re), Series D, Zero Coupon due 8/1/2023	1,025,000	1,015,762
	Union Elementary School District (Santa Clara County District Schools; Insured: Natl-Re) GO, Series D, Zero Coupon due 9/1/2027	905,000	815,325
	Colorado — 3.5%
	City & County of Denver Airport System Revenue AMT, Series A, 5.00% due 11/15/2036 - 11/15/2039	1,565,000	1,719,224
	Colorado (CommonSpirit Health Obligated Group) HFA, 5.50% due 11/1/2047	1,000,000	1,067,582
	Colorado (Sanford Obligated Group) HFA, Series A, 5.00% due 11/1/2039 - 11/1/2044	3,015,000	3,169,870
	Denver Convention Center Hotel Authority, 5.00% due 12/1/2028	1,000,000	1,046,084
	Public Authority for Colorado Energy (Natural Gas Purchase; Guaranty: Merrill Lynch & Co), 6.50% due 11/15/2038	260,000	310,581
	Regional Transportation District (Denver Transit Partners LLC), Series A, 5.00% due 7/15/2032	1,215,000	1,333,377
	Regional Transportation District (FasTracks Transportation System) COP, Series A, 5.00% due 6/1/2044 (pre-refunded 6/1/2023)	565,000	566,958
	Village Metropolitan District GO, 5.00% due 12/1/2040	1,000,000	938,912
	Wild Plum Metropolitan District GO, Series A, 5.00% due 12/1/2049 (pre-refunded 12/1/2024)	595,000	618,331
	Connecticut — 1.9%
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2035	2,000,000	2,219,706
	Series E, 5.00% due 9/15/2033	1,350,000	1,521,500
	University of Connecticut (Insured: AGM), Series A, 5.00% due 4/15/2028	1,975,000	2,220,858
	Delaware — 0.4%
	Delaware State (Beebe Medical Center, Inc.) HFA, 4.00% due 6/1/2035	1,080,000	1,081,286
	District of Columbia — 1.3%
	Metropolitan Washington Airports Authority (Dulles Toll Road; Insured: AGC), Series B, Zero Coupon due 10/1/2027	1,500,000	1,320,484
	Metropolitan Washington Airports Authority Aviation Revenue AMT, Series A, 4.00% due 10/1/2040 - 10/1/2041	2,750,000	2,682,024
	Florida — 3.8%
[b]	Charlotte County (Town & Country Utilities Projects) IDA AMT, 5.00% due 10/1/2029	445,000	450,579
	City of Pompano Beach (John Knox Village of Florida Inc Obligated Group), Series A, 4.00% due 9/1/2036	500,000	435,223
	City of Pompano Beach (John Knox Village of Florida, Inc. Obligated Group), 4.00% due 9/1/2040	1,000,000	817,742
	County of Broward (Airport System Improvements) AMT, 5.00% due 10/1/2037	1,000,000	1,045,874
	County of Miami-Dade Seaport Department AMT, Series A, 5.25% due 10/1/2052	500,000	526,021
	Florida Development Finance Corp. (Mater Academy Miami-Dade Osceola County Facilities Obligated Group), Series A, 5.00% due 6/15/2056	1,000,000	934,651
	Lee County (Cypress Cove at Healthpark Florida Obligated Group) IDA, Series B-1, 3.75% due 10/1/2027	1,000,000	927,392
54 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Miami-Dade County Expressway Authority (Toll System Five-Year Work Program), Series A, 5.00% due 7/1/2024	$ 625,000	$ 638,818
	Miami-Dade County School Board (District School Facilities and Infrastructure) COP, Series A, 5.00% due 8/1/2027	1,100,000	1,101,654
	Orange County (Presbyterian Retirement Communities Inc Obligated Group) HFA, 5.00% due 8/1/2040	2,000,000	2,001,834
	Orange County Convention Center (Tourist Development), Series A, 5.00% due 10/1/2031	1,000,000	1,081,474
	Palm Beach County (Jupiter Medical Center Obligated Group) HFA, Series A, 5.00% due 11/1/2047	250,000	250,444
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2030	1,500,000	1,565,447
	Georgia — 3.5%
	Main Street Natural Gas, Inc. (Guaranty: Citigroup Global Markets),
	Series C,
	4.00% due 12/1/2027 - 12/1/2028	1,700,000	1,671,385
[a]	4.00% due 5/1/2052 (put 12/1/2028)	1,500,000	1,475,761
	Main Street Natural Gas, Inc. (Guaranty: Citigroup, Inc.), Series A, 4.00% due 12/1/2023	1,000,000	999,281
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2037	2,640,000	2,720,034
	Main Street Natural Gas, Inc. (Guaranty: Merrill Lynch & Co), Series A, 5.50% due 9/15/2023	350,000	352,093
	Main Street Natural Gas, Inc. (Guaranty: Royal Bank of Canada),
[a]	Series A, 4.00% due 7/1/2052 (put 9/1/2027)	1,250,000	1,255,513
[a]	Series B, 5.00% due 7/1/2053 (put 3/1/2030)	1,000,000	1,056,779
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2039	1,225,000	1,278,631
	Guam — 0.7%
	Guam Waterworks Authority (Water and Wastewater System),
	5.00% due 7/1/2028	500,000	501,197
	5.25% due 7/1/2024	500,000	501,445
	Territory of Guam, Series F, 5.00% due 1/1/2030 - 1/1/2031	1,000,000	1,070,803
	Hawaii — 0.7%
	State of Hawaii Airports System Revenue AMT, Series A, 5.00% due 7/1/2033	2,000,000	2,218,760
	Illinois — 15.9%
	Chicago Board of Education Dedicated Capital Improvement Tax,
	5.50% due 4/1/2042	500,000	539,542
	5.75% due 4/1/2048	1,000,000	1,087,162
	Chicago Midway International Airport AMT, Series A, 5.00% due 1/1/2026	1,000,000	1,046,768
	Chicago O’Hare International Airport AMT, Series A, 5.00% due 1/1/2042	1,000,000	1,055,494
	Chicago Park District GO,
	Series A,
	5.00% due 1/1/2027 - 1/1/2035	1,510,000	1,564,533
	5.00% due 1/1/2035 (pre-refunded 1/1/2024)	1,315,000	1,334,441
	City of Chicago (Chicago O’Hare International Airport), Series C, 5.00% due 1/1/2031	500,000	531,201
	City of Chicago (Midway Airport) AMT, Series A, 5.00% due 1/1/2034	1,500,000	1,518,141
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2030	1,500,000	1,551,923
	City of Chicago (Water System Improvements), 5.00% due 11/1/2029	200,000	200,259
	City of Chicago (Water System), 5.00% due 11/1/2042	1,500,000	1,500,222
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	1,500,000	1,573,099
	City of Chicago GO,
	Series A,
	5.00% due 1/1/2039	1,000,000	1,026,212
	5.625% due 1/1/2031	500,000	529,542
	6.00% due 1/1/2038	3,330,000	3,543,353
	Illinois Finance Authority (Advocate Health Care Network), 5.00% due 8/1/2029 (pre-refunded 8/1/2024)	2,195,000	2,256,392
	Illinois Finance Authority (Plymouth Place Obligated Group), Series A, 6.625% due 5/15/2052	1,000,000	1,010,539
	Illinois Finance Authority (Silver Cross Hospital & Medical Centers), Series C, 5.00% due 8/15/2035	2,355,000	2,441,431
	Illinois Finance Authority (Southern Illinois Healthcare), 5.00% due 3/1/2032 - 3/1/2034	700,000	748,183
	Illinois State University (Insured: AGM), Series A, 5.00% due 4/1/2023 - 4/1/2036	1,615,000	1,729,962
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	1,000,000	1,041,627
	Kane, Cook, & DuPage Counties School District No. 46 GO,
	Series A, 5.00% due 1/1/2031	2,255,000	2,294,740
	Series D, 5.00% due 1/1/2028	1,000,000	1,017,227
	Metropolitan Pier & Exposition Authority, Series A, 5.00% due 6/15/2050	1,500,000	1,519,829
	Metropolitan Water Reclamation District of Greater Chicago (Various Capital Improvement Projects) GO, Series C, 5.25% due 12/1/2032	40,000	49,624
	Sales Tax Securitization Corp.,
	Series A,
	4.00% due 1/1/2038	1,000,000	989,031
	5.00% due 1/1/2029	1,000,000	1,097,915
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 55

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	State of Illinois GO,
[c]	5.00% due 2/1/2039	$ 600,000	$ 603,996
	5.50% due 5/1/2039	375,000	409,083
	5.75% due 5/1/2045	1,600,000	1,744,107
	Series A, 5.50% due 3/1/2042	1,000,000	1,098,774
	Series D, 5.00% due 11/1/2028	3,000,000	3,251,670
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), Series B, 5.00% due 6/15/2032 - 6/15/2035	4,500,000	4,845,499
	State of Illinois Sales Tax Revenue (Insured: BAM-TCRS), Series B, 4.75% due 6/15/2043	2,005,000	2,069,354
	Will County School District No. 114 Manhattan (Insured: Natl-Re) ETM GO, Series C, Zero Coupon due 12/1/2023	115,000	112,913
	Will County School District No. 114 Manhattan (Insured: Natl-Re) GO, Series C, Zero Coupon due 12/1/2023	455,000	445,839
	Indiana — 0.4%
	Indiana Finance Authority (Ohio Valley Electric Corp.), Series A, 4.25% due 11/1/2030	1,250,000	1,248,443
	Iowa — 2.3%
[a]	Iowa Finance Authority (Iowa Fertilizer Co LLC; Guaranty: OCI NV), 5.00% due 12/1/2050 (put 12/1/2042)	1,650,000	1,646,528
	Iowa Higher Education Loan Authority (Des Moines University Osteopathic Medical Center), 5.00% due 10/1/2047	750,000	766,497
[a]	PEFA, Inc. (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 9/1/2049 (put 9/1/2026)	4,650,000	4,741,247
	Kansas — 1.8%
[a]	Kansas (AdventHealth Obligated Group) DFA, Series B, 5.00% due 11/15/2054 (put 11/15/2031)	1,500,000	1,726,337
	Kansas Independent College Finance Authority (Ottawa University), Series C, 5.75% due 5/1/2023	1,800,000	1,801,247
	Unified Government of Wyandotte County/Kansas City (Utility System Improvement), Series A, 5.00% due 9/1/2031 - 9/1/2032	2,000,000	2,056,805
	Kentucky — 4.0%
[b]	City of Henderson (Guaranty: Pratt Industries, Inc.) AMT, Series B, 4.45% due 1/1/2042	1,000,000	922,426
	Kentucky (Baptist Healthcare System Obligated Group) EDFA, Series B, 5.00% due 8/15/2041	1,500,000	1,551,148
	Kentucky Higher Education Student Loan Corp. AMT, Series A-1, 5.00% due 6/1/2029	500,000	542,706
	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group),
[a]	Series A, 4.00% due 4/1/2048 (put 4/1/2024)	4,000,000	4,000,512
[a]	Series C, 4.00% due 2/1/2050 (put 2/1/2028)	5,500,000	5,426,014
	Louisiana — 2.0%
	City of New Orleans (Water System Facilities Improvement), 5.00% due 12/1/2034 (pre-refunded 12/1/2024)	400,000	415,028
	Louisiana Energy and Power Authority (Louisiana Energy & Power Authority Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2038 (pre-refunded 6/1/2023)	2,000,000	2,007,490
	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group), 5.00% due 5/15/2046	3,000,000	3,051,339
	New Orleans Aviation Board (Louis Armstrong New Orleans International Airport CFC Revenue; Insured: AGM), 5.00% due 1/1/2029	700,000	769,052
	Massachusetts — 0.2%
	Massachusetts (Jordan Hospital and Milton Hospital) DFA, Series H-1, 5.00% due 7/1/2032 - 7/1/2033	555,000	580,813
	Michigan — 5.2%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2033	1,250,000	1,291,750
	City of Detroit GO,
	5.00% due 4/1/2023 - 4/1/2024	900,000	905,317
	Series A, 5.00% due 4/1/2032	300,000	317,742
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.375% due 11/1/2038	1,000,000	1,001,959
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,000,000	1,108,599
	Detroit Downtown Development Authority (Catalyst Development Project; Insured: AGM), Series A, 5.00% due 7/1/2024	850,000	866,510
	Gerald R Ford International Airport Authority AMT, 5.00% due 1/1/2041	1,845,000	2,022,207
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital), Series A, 5.25% due 5/15/2041	140,000	140,060
	Livonia Public School District (School Building & Site; Insured: AGM) GO, Series I, 5.00% due 5/1/2036 (pre-refunded 5/1/2023)	225,000	225,372
	Michigan Finance Authority (BHSH System Obligated Group), Series A, 4.00% due 4/15/2042	1,000,000	977,341
	Michigan Finance Authority (State Department of Human Services Office Buildings), Series F, 5.00% due 4/1/2031	1,000,000	1,001,700
	Michigan Finance Authority (Trinity Health Corp. Obligated Group), 5.00% due 12/1/2027	165,000	180,454
	Michigan State Hospital Finance Authority (Ascension Health Credit Group), Series F-4, 5.00% due 11/15/2047	2,250,000	2,357,977
[a]	Michigan Strategic Fund (Graphic Packaging International LLC) (Green Bond) AMT, 4.00% due 10/1/2061 (put 10/1/2026)	1,000,000	991,056
	Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport), Series B, 5.00% due 12/1/2031 - 12/1/2034	2,615,000	2,717,537
	Minnesota — 0.3%
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC), Series F, 2.55% due 7/1/2039	1,065,000	977,898
	Nebraska — 1.5%
[a]	Central Plains Energy Project (Guaranty: Goldman Sachs & Co.), Series 1, 5.00% due 5/1/2053 (put 10/1/2029)	1,000,000	1,039,308
	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 9/1/2031	1,500,000	1,613,310
	Douglas County Health Facilities (Nebraska Methodist Health System), 5.00% due 11/1/2029 - 11/1/2030	1,750,000	1,842,018
	Nevada — 1.0%
	Carson City (Carson Tahoe Regional Healthcare), Series A, 5.00% due 9/1/2037	1,000,000	1,025,071
56 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	City of Las Vegas Special Improvement District No. 814 (Summerlin Vlg 21 & 24A), 4.00% due 6/1/2039 - 6/1/2044	$1,050,000	$ 917,039
[a,b]	State of Nevada Department of Business & Industry (Republic Services, Inc.) AMT, Series 2001, 3.75% due 12/1/2026 (put 6/1/2023)	1,300,000	1,291,618
	New Hampshire — 0.4%
[a]	New Hampshire Business Finance Authority (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A4, 2.15% due 8/1/2038 (put 7/1/2024)	1,250,000	1,219,865
	New Jersey — 5.1%
	Camden County Improvement Authority (KIPP Cooper Norcross Obligated Group), 6.00% due 6/15/2052	1,000,000	1,050,151
	New Jersey (New Jersey Transit Corp.) EDA, Series A, 5.00% due 11/1/2033	500,000	551,108
	New Jersey (School Facilities Construction) EDA,
	5.00% due 6/15/2035 - 6/15/2038	1,250,000	1,350,457
	Series NN, 5.00% due 3/1/2026	1,000,000	1,000,863
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,000,000	1,105,772
	New Jersey Transportation Trust Fund Authority, Series A, 5.00% due 12/15/2035	2,000,000	2,152,606
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), Series A-1, 5.00% due 6/15/2027	3,000,000	3,182,217
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds), Series AA, 5.00% due 6/15/2038	1,500,000	1,593,994
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 12/15/2034 - 12/15/2039	2,200,000	2,357,133
	South Jersey Transportation Authority, Series A, 5.25% due 11/1/2052	1,500,000	1,588,973
	New Mexico — 1.6%
	City of Santa Fe (El Castillo Retirement Residences Obligated Group),
	5.00% due 5/15/2034	1,465,000	1,392,852
	Series A, 5.00% due 5/15/2049	1,450,000	1,219,028
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group), Series A, 5.00% due 7/1/2034	375,000	340,111
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series B, 5.00% due 8/1/2049 (put 8/1/2025)	1,250,000	1,308,549
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC), Series F, 2.85% due 7/1/2039	775,000	761,092
	New York — 4.0%
	Build NYC Resource Corp. (Kipp NYC Public Charter Schools), 5.25% due 7/1/2052	1,000,000	1,034,268
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2023	3,000,000	3,023,688
	Series J, 5.00% due 8/1/2031	1,500,000	1,551,259
	Metropolitan Transportation Authority (Green Bond), Series A1, 5.00% due 11/15/2030	1,045,000	1,098,776
	New York City Transitional Finance Authority Future Tax Secured Revenue, Series A, 5.00% due 11/1/2036	1,230,000	1,391,220
[a]	New York State Energy Research & Development Authority (New York State Electric & Gas Corp.), Series C, 2.625% due 4/1/2034 (put 7/3/2023)	1,000,000	997,802
	Port Authority of New York & New Jersey AMT, Series 186, 5.00% due 10/15/2037	500,000	507,633
	State of New York Mortgage Agency (Insured: SONYMA) AMT,
	Series 248,
	4.10% due 4/1/2032	770,000	763,314
	4.125% due 10/1/2032	210,000	208,006
	4.20% due 4/1/2033	845,000	838,663
[a]	Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) (Green Bond), Series A2, 2.00% due 5/15/2045 (put 5/15/2024)	1,000,000	994,310
	North Carolina — 1.5%
[a]	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group), Series B, 1.95% due 1/15/2048 (put 11/1/2029)	1,000,000	961,113
	Greater Asheville Regional Airport Authority (Insured: AGM) AMT, Series A, 5.25% due 7/1/2039	1,000,000	1,106,775
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2029 (pre-refunded 6/1/2025)	1,500,000	1,578,814
	North Carolina Turnpike Authority, 5.00% due 1/1/2029 - 1/1/2030	1,000,000	1,090,894
	Ohio — 1.6%
	Akron, Bath and Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.25% due 11/15/2030	1,420,000	1,501,124
	Northeast Ohio Medical University (Insured: BAM),
	5.00% due 12/1/2043	775,000	836,974
	Series B, 4.00% due 12/1/2038	550,000	538,112
[a]	Ohio Air Quality Development Authority (Ohio Valley Electric Corp.), Series B, 1.375% due 2/1/2026 (put 11/1/2024)	1,000,000	950,511
	Ohio Higher Educational Facility Commission (Ashtabula County Medical Center Obligated Group), 5.25% due 1/1/2038	1,105,000	1,177,238
	Oregon — 1.6%
[a]	County of Gilliam (Guaranty: Waste Management, Inc.) AMT, 3.00% due 7/1/2038 (put 5/1/2023)	2,000,000	1,999,492
[a]	Oregon Health & Science University (Oregon Health & Science University Obligated Group), Series B-2, 5.00% due 7/1/2046 (put 2/1/2032)	1,900,000	2,231,793
	Salem Hospital Facility Authority (Capital Manor, Inc. Obligated Group), 4.00% due 5/15/2040	500,000	418,631
	Yamhill County Hospital Authority (Friendsview Manor Obligated Group), Series B-3, 1.75% due 11/15/2026	340,000	316,548
	Pennsylvania — 4.4%
	City of Philadelphia Airport Revenue AMT, Series B, 5.00% due 7/1/2042	1,000,000	1,022,760
	City of Philadelphia IDA, 5.00% due 5/1/2024	1,000,000	1,022,692
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2025	500,000	527,135
	Commonwealth Financing Authority, 5.00% due 6/1/2029	1,000,000	1,098,723
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 57

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	$1,000,000	$ 1,054,305
[a,d]	Montgomery County (Constellation Energy Generation LLC) IDA AMT, Series C, 4.45% due 10/1/2034 (put 4/3/2028)	500,000	502,182
	Pennsylvania (Pennsylvania Department of Transportation) EDFA AMT, 5.75% due 6/30/2048	1,000,000	1,081,036
	Pennsylvania (Presbyterian Homes Obligated Group) EDFA, 4.00% due 7/1/2033 - 7/1/2041	2,800,000	2,546,736
	Pennsylvania (UPMC Obligated Group) EDFA, Series A, 4.00% due 10/15/2037	1,000,000	996,824
	Pennsylvania Turnpike Commission (Highway Improvements), Series A-1, 5.00% due 12/1/2037	750,000	801,430
	Philadelphia (Thomas Jefferson University) IDA, Series A, 5.00% due 9/1/2035	1,500,000	1,580,437
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2038	1,360,000	1,424,406
	School District of Philadelphia (State Aid Witholding) GO, Series A, 5.00% due 9/1/2038	100,000	105,957
	Rhode Island — 0.1%
	Pawtucket Housing Authority, 5.50% due 9/1/2024	250,000	252,890
	South Carolina — 0.6%
[a]	Patriots Energy Group Financing Agency (Guaranty: Royal Bank of Canada), Series A, 4.00% due 10/1/2048 (put 2/1/2024)	1,000,000	1,001,537
[a]	South Carolina Jobs-EDA (Guaranty: International Paper Co.) AMT, Series A, 4.00% due 4/1/2033 (put 4/1/2026)	1,000,000	1,003,079
	Tennessee — 0.5%
	Shelby County Health, Educational and Housing Facility (Methodist Le Bonheur Healthcare), Series A, 5.00% due 5/1/2036	1,000,000	1,044,782
	Tennessee Energy Acquisition Corp. (The Gas Project; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.25% due 9/1/2024	500,000	507,725
	Texas — 7.4%
	City of Austin Airport System Revenue AMT, 5.00% due 11/15/2038	2,000,000	2,177,758
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2031	1,930,000	2,017,504
	City of Houston (Combined Utility System), Series D, 5.00% due 11/15/2028	2,500,000	2,598,463
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2032	2,500,000	2,679,383
	City of Houston Airport System Revenue AMT, Series A, 4.00% due 7/1/2040	1,500,000	1,466,316
[a]	Denton (Insured: PSF-GTD) ISD GO, Series B, 2.00% due 8/1/2044 (pre-refunded 8/1/2024)	65,000	64,492
	Greater Texas Cultural Education Facilities Finance Corp. (Fort County Bend), Series A, 4.00% due 3/1/2040 - 3/1/2041	2,000,000	1,997,114
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group), Series A, 5.00% due 7/1/2052	1,500,000	1,563,630
	Newark Higher Education Finance Corp. (Abilene Christian University), Series A, 4.00% due 4/1/2057	1,000,000	891,545
	Newark Higher Education Finance Corp. (Hughen Center, Inc.; Insured: PSF-GTD), Series A, 5.00% due 8/15/2052	500,000	536,552
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2034	750,000	905,883
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.), 5.00% due 12/15/2029	1,435,000	1,494,245
	Texas State Technical College (Insured: AGM), Series A, 5.75% due 8/1/2047	545,000	632,089
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2034	3,000,000	3,066,219
	Waco Educational Finance Corp. (Baylor University Issue), 4.00% due 3/1/2041	850,000	871,013
	U. S. Virgin Islands — 0.2%
	Matching Fund Special Purpose Securitization Corp., Series A, 5.00% due 10/1/2025	500,000	510,551
	Utah — 0.6%
	Utah Charter School Finance Authority (Summit Academy, Inc.), Series A, 5.00% due 4/15/2039	700,000	729,413
	Utah Transit Authority (Integrated Mass Transit System), Series A, 5.00% due 6/15/2033 (pre-refunded 6/15/2025)	1,000,000	1,055,158
	Virginia — 1.4%
	Henrico County (Westminster-Canterbury Corp. Obligated Group) EDA, Series A, 5.00% due 10/1/2052	1,000,000	1,041,616
[a]	Roanoke (Carilion Clinic Obligated Group) EDA, 5.00% due 7/1/2053 (put 7/1/2030)	1,000,000	1,134,178
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2034	1,000,000	1,065,366
[a]	Virginia Small Business Financing Authority (Pure Salmon Virginia LLC) AMT, 3.50% due 11/1/2052 (put 11/1/2023)	1,000,000	1,001,479
	Washington — 1.1%
	Washington Higher Education Facilities Authority (Seattle Pacific University), Series A, 5.00% due 10/1/2038 - 10/1/2040	3,340,000	3,424,378
	Wisconsin — 2.6%
[a]	Public Finance Authority (Duke Energy Progress, LLC) AMT, Series B, 4.00% due 10/1/2046 (put 10/1/2030)	1,000,000	1,072,665
	Public Finance Authority (National Senior Community Obligated Group), 4.00% due 1/1/2042 - 1/1/2047	2,375,000	2,120,289
[a]	Public Finance Authority (St. John’s College), 3.00% due 10/1/2045 (put 10/1/2026)	1,500,000	1,459,155
	Public Finance Authority (Texas Biomedical Research Institute), Series A, 4.00% due 6/1/2039 - 6/1/2041	770,000	708,277
	Public Finance Authority (United Methodist Retirement Homes, Inc. Obligated Group), Series A, 4.00% due 10/1/2025 - 10/1/2046	2,165,000	1,826,398
	Wisconsin Health & Educational Facilities Authority (HOPE Christian Schools Obligated Group), 4.00% due 12/1/2056	750,000	516,933
	Wisconsin Housing (Collateralized: FNMA) EDA, Series C, 2.75% due 9/1/2039	305,000	280,560
	Total Long-Term Municipal Bonds — 93.7% (Cost $289,205,429)		290,756,557
	Short-Term Municipal Bonds — 5.2%
	Florida — 1.4%
[a]	JEA Water & Sewer System Revenue (SPA U.S. Bank N.A.), Series A-1 3.80% due 10/1/2038 (put 4/3/2023)	4,200,000	4,200,000
	Mississippi — 1.1%
[a]	Mississippi Business Finance Corp. (Chevron U.S.A., Inc.; Guaranty: Chevron Corp.), Series A, 3.70% due 11/1/2035 (put 4/3/2023)	3,500,000	3,500,000
58 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	New York — 0.2%
[a]	New York City Municipal Water Finance Authority (New York City Water & Sewer System; SPA U.S. Bank N.A.), 3.75% due 6/15/2043 (put 4/3/2023)	$ 600,000	$ 600,000
	North Carolina — 0.3%
[a]	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group; SPA JP Morgan Chase Bank N.A.), Series C, 3.65% due 1/15/2037 (put 4/3/2023)	1,020,000	1,020,000
	Texas — 2.0%
	Port of Port Arthur Navigation District (Motiva Enterprises, LLC),
[a]	4.40% due 4/1/2040 (put 4/3/2023)	3,200,000	3,200,000
[a]	Series D, 4.40% due 11/1/2040 (put 4/10/2023)	1,480,000	1,480,000
[a]	Series E, 4.42% due 11/1/2040 (put 4/10/2023)	1,500,000	1,500,000
	Utah — 0.2%
[a]	City of Murray (Intermountain Healthcare Obligated Group; SPA Barclays Bank plc), Series C, 3.65% due 5/15/2037 (put 4/3/2023)	600,000	600,000
	Total Short-Term Municipal Bonds — 5.2% (Cost $16,100,000)		16,100,000
	Total Investments — 98.9% (Cost $305,305,429)		$306,856,557
	Other Assets Less Liabilities — 1.1%		3,423,885
	Net Assets — 100.0%		$310,280,442

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2023.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $8,306,956, representing 2.68% of the Fund’s net assets.
c	Segregated as collateral for a when-issued security.
d	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ACA	Insured by American Capital Access
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
ISD	Independent School District
JEA	Jacksonville Electric Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SONYMA	State of New York Mortgage Agency
SPA	Stand-by Purchase Agreement
TCRS	Transferable Custodial Receipts
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 59

Statements of Assets and Liabilities
March 31, 2023 (Unaudited)
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
ASSETS
Investment in securities, at cost	$ 173,100,546	$ 3,370,917,014	$ 310,470,164	$ 118,304,920
Investments at value	173,124,461	3,399,667,013	311,882,863	117,254,851
Cash	213,914	241,921	228,342	1,387,973
Receivable for investments sold	5,000	30,575,083	4,605,000	-
Receivable for fund shares sold	-	3,368,706	363,800	18,870
Principal and interest receivable	1,957,394	41,090,771	3,854,065	1,498,455
Prepaid expenses and other assets	34,968	121,598	23,641	15,703
Total Assets	175,335,737	3,475,065,092	320,957,711	120,175,852
Liabilities
Payable for investments purchased	2,289,738	5,814,646	-	1,243,912
Payable for fund shares redeemed	33,079	6,767,129	379,210	102,645
Payable to investment advisor and other affiliates	56,149	1,482,678	120,213	79,781
Accounts payable and accrued expenses	43,494	1,275,389	144,911	53,435
Dividends payable	132,535	605,978	74,846	5,731
Total Liabilities	2,554,995	15,945,820	719,180	1,485,504
Net Assets	$ 172,780,742	$ 3,459,119,272	$ 320,238,531	$ 118,690,348
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 179,456,476	$ 3,654,224,497	$ 334,822,790	$ 122,445,131
Accumulated loss	(6,675,734)	(195,105,225)	(14,584,259)	(3,754,783)
Net Assets	$ 172,780,742	$ 3,459,119,272	$ 320,238,531	$ 118,690,348
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 14,708,428	$ 692,684,061	$ 72,864,912	$ 51,519,459
Shares outstanding	1,232,338	50,901,125	5,645,654	4,126,276
Net asset value and redemption price per share	$ 11.94	$ 13.61	$ 12.91	$ 12.49
Maximum offering price per share (net asset value, plus 2.25% of offering price)	$ 12.21	$ 13.92	$ 13.21	$ 12.74 *
Class C Shares:
Net assets applicable to shares outstanding	-	74,061,346	4,275,041	-
Shares outstanding	-	5,432,534	330,968	-
Net asset value and redemption price per share**	-	13.63	12.92	-
Class C2 Shares:
Net assets applicable to shares outstanding	-	4,268,620	143,494	-
Shares outstanding	-	313,049	11,110	-
Net asset value and redemption price per share**	-	13.64	12.92	-
Class D Shares:
Net assets applicable to shares outstanding	-	-	-	10,184,254
Shares outstanding	-	-	-	815,298
Net asset value and redemption price per share	-	-	-	12.49
60   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2023 (Unaudited)
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
Class I Shares:
Net assets applicable to shares outstanding	$ 158,072,314	$ 2,688,105,245	$ 242,955,084	$ 56,986,635
Shares outstanding	13,249,974	197,511,883	18,805,162	4,566,182
Net asset value and redemption price per share	11.93	13.61	12.92	12.48

*	Net asset value, plus 2.00% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  61

Statements of Assets and Liabilities, Continued
March 31, 2023 (Unaudited)
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
ASSETS
Investment in securities, at cost	$ 26,196,449	$ 876,467,518	$ 305,305,429
Investments at value	26,264,633	891,194,559	306,856,557
Cash	130,641	278,167	108,398
Receivable for investments sold	1,000,000	20,545,000	-
Receivable for fund shares sold	51,762	4,281,631	672,849
Principal and interest receivable	391,884	12,156,393	4,005,723
Prepaid expenses and other assets	11,191	109,030	60,418
Total Assets	27,850,111	928,564,780	311,703,945
Liabilities
Payable for investments purchased	-	5,109,113	500,000
Payable for fund shares redeemed	29,650	1,463,798	712,436
Payable to investment advisor and other affiliates	8,989	440,250	118,233
Accounts payable and accrued expenses	40,231	195,535	80,226
Dividends payable	8,953	354,852	12,608
Total Liabilities	87,823	7,563,548	1,423,503
Net Assets	$ 27,762,288	$ 921,001,232	$ 310,280,442
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 28,794,438	$ 940,317,468	$ 328,487,407
Accumulated loss	(1,032,150)	(19,316,236)	(18,206,965)
Net Assets	$ 27,762,288	$ 921,001,232	$ 310,280,442
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 14,676,465	$ 282,497,631	$ 64,412,230
Shares outstanding	1,223,068	21,399,904	4,608,589
Net asset value and redemption price per share	$ 12.00	$ 13.20	$ 13.98
Maximum offering price per share (net asset value, plus 2.00% of offering price)	$ 12.24	$ 13.47	$ 14.27
Class C Shares:
Net assets applicable to shares outstanding	-	19,605,693	5,926,902
Shares outstanding	-	1,483,432	423,602
Net asset value and redemption price per share**	-	13.22	13.99
Class C2 Shares:
Net assets applicable to shares outstanding	-	1,579,964	-
Shares outstanding	-	119,526	-
Net asset value and redemption price per share**	-	13.22	-
62   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2023 (Unaudited)
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
Class I Shares:
Net assets applicable to shares outstanding	$ 13,085,823	$ 617,317,944	$ 239,941,310
Shares outstanding	1,090,429	46,824,179	17,151,743
Net asset value and redemption price per share	12.00	13.18	13.99

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  63

Statements of Operations
Six Months Ended March 31, 2023 (Unaudited)
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
INVESTMENT INCOME
Interest income	$ 2,544,187	$ 54,674,587	$ 4,767,833	$ 1,582,714
EXPENSES
Investment management fees	373,428	5,460,021	838,208	296,739
Administration fees	82,787	1,612,190	148,721	52,643
Distribution and service fees
Class A Shares	18,063	896,892	94,111	64,864
Class C Shares	-	202,648	12,328	-
Class C2 Shares	-	14,899	456	-
Class D Shares	-	-	-	25,580
Transfer agent fees
Class A Shares	12,364	245,416	20,446	18,298
Class C Shares	-	21,258	2,438	-
Class C2 Shares	-	2,524	636	-
Class D Shares	-	-	-	3,371
Class I Shares	10,444	1,362,340	98,530	12,583
Registration and filing fees
Class A Shares	10,043	20,480	4,539	4,076
Class C Shares	-	5,567	2,635	-
Class C2 Shares	-	9,571	2,779	-
Class D Shares	-	-	-	2,611
Class I Shares	14,457	29,503	5,222	3,118
Custodian fees	24,556	158,504	34,228	21,100
Professional fees	22,883	48,361	24,314	22,545
Trustee and officer fees	5,598	128,688	12,069	4,013
Other expenses	6,708	119,422	13,358	6,219
Total Expenses	581,331	10,338,284	1,315,018	537,760
Less:
Expenses reimbursed	(96,483)	(8,066)	(285,288)	(27,943)
Investment management fees waived	-	-	(100,735)	-
Net Expenses	484,848	10,330,218	928,995	509,817
Net Investment Income (Loss)	$ 2,059,339	$ 44,344,369	$ 3,838,838	$ 1,072,897
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(976,290)	(47,342,290)	(4,880,981)	(836,190)
Net change in unrealized appreciation (depreciation)	3,454,390	143,152,023	13,037,209	4,755,442
Net Realized and Unrealized Gain (Loss)	2,478,100	95,809,733	8,156,228	3,919,252
Change in Net Assets Resulting from Operations	$ 4,537,439	$ 140,154,102	$ 11,995,066	$ 4,992,149
See notes to financial statements.
64   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2023 (Unaudited)
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
INVESTMENT INCOME
Interest income	$ 449,128	$ 16,634,172	$ 5,768,903
EXPENSES
Investment management fees	69,517	2,131,453	1,124,723
Administration fees	12,334	395,507	133,009
Distribution and service fees
Class A Shares	18,447	345,470	76,326
Class C Shares	-	61,278	20,875
Class C2 Shares	-	4,687	-
Transfer agent fees
Class A Shares	7,996	77,700	27,536
Class C Shares	-	7,724	4,155
Class C2 Shares	-	1,467	-
Class I Shares	7,521	198,325	126,291
Registration and filing fees
Class A Shares	3,982	16,757	9,382
Class C Shares	-	8,300	7,570
Class C2 Shares	-	6,631	-
Class I Shares	4,020	22,784	11,238
Custodian fees	15,431	47,897	31,706
Professional fees	21,887	27,822	25,494
Trustee and officer fees	1,007	28,388	10,102
Other expenses	3,864	28,418	11,096
Total Expenses	166,006	3,410,608	1,619,503
Less:
Expenses reimbursed	(30,891)	(648,700)	(325,298)
Investment management fees waived	(18,349)	-	(318,250)
Net Expenses	116,766	2,761,908	975,955
Net Investment Income (Loss)	$ 332,362	$ 13,872,264	$ 4,792,948
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(99,209)	(9,235,428)	(7,613,836)
Net change in unrealized appreciation (depreciation)	837,432	35,640,130	18,448,724
Net Realized and Unrealized Gain (Loss)	738,223	26,404,702	10,834,888
Change in Net Assets Resulting from Operations	$ 1,070,585	$ 40,276,966	$ 15,627,836
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  65

Statements of Changes in Net Assets

	THORNBURG SHORT DURATION MUNICIPAL FUND		THORNBURG LIMITED TERM MUNICIPAL FUND
	Six Months Ended March 31, 2023*	Year Ended September 30, 2022	Six Months Ended March 31, 2023*	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 2,059,339	$ 1,494,141	$ 44,344,369	$ 81,855,713
Net realized gain (loss)	(976,290)	(3,498,912)	(47,342,290)	(134,960,930)
Net change in unrealized appreciation (depreciation)	3,454,390	(4,388,542)	143,152,023	(304,697,072)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,537,439	(6,393,313)	140,154,102	(357,802,289)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(178,650)	(112,895)	(8,170,404)	(13,360,683)
Class C Shares	-	-	(822,339)	(1,485,783)
Class C2 Shares	-	-	(40,536)	(53,216)
Class I Shares	(1,880,736)	(1,381,252)	(35,329,592)	(67,125,973)
FUND SHARE TRANSACTIONS
Class A Shares	(5,634,270)	4,479,162	(81,471,390)	(144,311,223)
Class C Shares	-	-	(19,126,164)	(45,234,960)
Class C2 Shares	-	-	(553,586)	(293,602)
Class I Shares	6,963,022	(23,194,614)	(548,473,400)	(990,458,748)
Net Increase (Decrease) in Net Assets	3,806,805	(26,602,912)	(553,833,309)	(1,620,126,477)
NET ASSETS
Beginning of Period	168,973,937	195,576,849	4,012,952,581	5,633,079,058
End of Period	$ 172,780,742	$ 168,973,937	$ 3,459,119,272	$ 4,012,952,581

*	Unaudited.
See notes to financial statements.
66   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND		THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
	Six Months Ended March 31, 2023*	Year Ended September 30, 2022	Six Months Ended March 31, 2023*	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 3,838,838	$ 6,448,964	$ 1,072,897	$ 2,202,141
Net realized gain (loss)	(4,880,981)	(6,550,583)	(836,190)	(577,678)
Net change in unrealized appreciation (depreciation)	13,037,209	(26,787,872)	4,755,442	(13,363,891)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,995,066	(26,889,491)	4,992,149	(11,739,428)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(795,022)	(1,196,853)	(434,931)	(911,306)
Class C Shares	(44,876)	(80,015)	-	-
Class C2 Shares	(1,294)	(1,787)	-	-
Class D Shares	-	-	(72,984)	(146,529)
Class I Shares	(2,997,646)	(5,172,330)	(564,982)	(1,137,193)
FUND SHARE TRANSACTIONS
Class A Shares	(7,994,332)	(15,733,474)	(3,670,390)	(10,340,532)
Class C Shares	(1,825,311)	(3,035,388)	-	-
Class C2 Shares	11,084	(6,688)	-	-
Class D Shares	-	-	(543,240)	(1,313,907)
Class I Shares	(39,976,664)	(64,598,345)	(2,463,249)	(2,243,160)
Net Increase (Decrease) in Net Assets	(41,628,995)	(116,714,371)	(2,757,627)	(27,832,055)
NET ASSETS
Beginning of Period	361,867,526	478,581,897	121,447,975	149,280,030
End of Period	$ 320,238,531	$ 361,867,526	$ 118,690,348	$ 121,447,975

*	Unaudited.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  67

Statements of Changes in Net Assets, Continued

	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND		THORNBURG INTERMEDIATE MUNICIPAL FUND
	Six Months Ended March 31, 2023*	Year Ended September 30, 2022	Six Months Ended March 31, 2023*	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 332,362	$ 777,003	$ 13,872,264	$ 23,492,905
Net realized gain (loss)	(99,209)	(504,497)	(9,235,428)	(14,517,395)
Net change in unrealized appreciation (depreciation)	837,432	(3,062,592)	35,640,130	(90,410,124)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,070,585	(2,790,086)	40,276,966	(81,434,614)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(165,630)	(386,248)	(4,105,267)	(7,123,328)
Class C Shares	-	-	(264,996)	(575,688)
Class C2 Shares	-	-	(18,855)	(34,430)
Class I Shares	(166,807)	(390,755)	(9,510,199)	(15,786,512)
FUND SHARE TRANSACTIONS
Class A Shares	(915,300)	(6,758,106)	2,260,826	(22,336,360)
Class C Shares	-	-	(3,031,162)	(9,114,503)
Class C2 Shares	-	-	23,316	(149,000)
Class I Shares	(1,895,800)	(4,178,192)	43,808,615	(42,613,169)
Net Increase (Decrease) in Net Assets	(2,072,952)	(14,503,387)	69,439,244	(179,167,604)
NET ASSETS
Beginning of Period	29,835,240	44,338,627	851,561,988	1,030,729,592
End of Period	$ 27,762,288	$ 29,835,240	$ 921,001,232	$ 851,561,988

*	Unaudited.
See notes to financial statements.
68   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
	Six Months Ended March 31, 2023*	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 4,792,948	$ 7,973,037
Net realized gain (loss)	(7,613,836)	(10,503,946)
Net change in unrealized appreciation (depreciation)	18,448,724	(36,267,654)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,627,836	(38,798,563)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(929,172)	(1,335,667)
Class C Shares	(88,704)	(177,079)
Class I Shares	(3,773,033)	(6,466,334)
FUND SHARE TRANSACTIONS
Class A Shares	6,431,075	(983,259)
Class C Shares	(2,624,148)	(2,031,617)
Class I Shares	(5,225,187)	(25,189,694)
Net Increase (Decrease) in Net Assets	9,418,667	(74,982,213)
NET ASSETS
Beginning of Period	300,861,775	375,843,988
End of Period	$ 310,280,442	$ 300,861,775

*	Unaudited.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  69

Notes to Financial Statements
March 31, 2023 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Short Duration Municipal Fund (“Short Duration Municipal Fund”), Thornburg Limited Term Municipal Fund (“Limited Term Municipal Fund”), Thornburg California Limited Term Municipal Fund (“Limited Term California Fund”), Thornburg New Mexico Intermediate Municipal Fund (“Intermediate New Mexico Fund”), Thornburg New York Intermediate Municipal Fund (“Intermediate New York Fund”), Thornburg Intermediate Municipal Fund (“Intermediate Municipal Fund”) and Thornburg Strategic Municipal Income Fund (“Strategic Municipal Income Fund”), collectively the "Funds", are series of Thornburg Investment Trust (the “Trust”). The Short Duration Municipal Fund, Limited Term Municipal Fund, Limited Term California Fund, Intermediate Municipal Fund, and Strategic Municipal Income Fund are diversified. The Intermediate New Mexico Fund and Intermediate New York Fund are non-diversified. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). As of March 31, 2023, the Funds are currently seven of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Short Duration Municipal Fund: The Fund’s investment goal is to seek current income exempt from federal income tax, consistent with preservation of capital. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, interest rate risk, liquidity risk, management risk, market and economic risk, and redemption risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Limited Term Municipal Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, interest rate risk, liquidity risk, management risk, market and economic risk, and redemption risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Limited Term California Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, interest rate risk, liquidity risk, management risk, market and economic risk, redemption risk, and single state risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Intermediate New Mexico Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, interest rate risk, liquidity risk, management risk, market and economic risk, non-diversification risk, redemption risk, and single state risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Intermediate New York Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income taxes as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, interest rate risk, liquidity risk, management risk, market and economic risk, non-diversification risk, redemption risk, and single state risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Intermediate Municipal Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, interest rate risk, liquidity risk, management risk, market and economic risk, and redemption risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Strategic Municipal Income Fund: The Fund’s investment goal is to seek a high level of current income exempt from federal individual income tax. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic
70  |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
risk, and redemption risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
As of March 31, 2023, the Funds each currently offer up to four classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class C2 shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (v) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At March 31, 2023, the following classes of shares are offered in each respective Fund:
	Class A	Class C	Class C2	Class D	Class I
Short Duration Municipal Fund	X				X
Limited Term Municipal Fund	X	X	X		X
Limited Term California Fund	X	X	X		X
Intermediate New Mexico Fund	X			X	X
Intermediate New York Fund	X				X
Intermediate Municipal Fund	X	X	X		X
Strategic Municipal Income Fund	X	X			X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Thornburg Municipal Funds Semi-Annual Report  |  71

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value.  Pursuant to current U.S. Securities and Exchange Commission (“SEC”) guidance, a transaction involving a when-issued security will not be deemed to involve a senior security as long as the Funds intend to settle the transaction physically and the transaction settles within 35 days.  Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2023 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust (the "Trustees") as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function under the supervision of the Trustees and in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees (the “Valuation Policy and Procedures”).
In its capacity as the Funds’ valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most
72   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of March 31, 2023:
SHORT DURATION MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 161,124,461	$ —	$ 161,124,461	$ —
Short-Term Municipal Bonds	12,000,000	—	12,000,000	—
Total Investments in Securities	$ 173,124,461	$ —	$ 173,124,461	$ —
Total Assets	$ 173,124,461	$ —	$ 173,124,461	$ —
LIMITED TERM MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 3,259,632,013	$ —	$ 3,259,632,013	$ —
Short-Term Municipal Bonds	140,035,000	—	140,035,000	—
Total Investments in Securities	$ 3,399,667,013	$ —	$ 3,399,667,013	$ —
Total Assets	$ 3,399,667,013	$ —	$ 3,399,667,013	$ —
LIMITED TERM CALIFORNIA FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 300,377,863	$ —	$ 300,377,863	$ —
Short-Term Municipal Bonds	11,505,000	—	11,505,000	—
Total Investments in Securities	$ 311,882,863	$ —	$ 311,882,863	$ —
Total Assets	$ 311,882,863	$ —	$ 311,882,863	$—
Thornburg Municipal Funds Semi-Annual Report  |  73

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
INTERMEDIATE NEW MEXICO FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 111,244,851	$ —	$ 111,244,851	$ —
Short-Term Municipal Bonds	6,010,000	—	6,010,000	—
Total Investments in Securities	$ 117,254,851	$ —	$ 117,254,851	$ —
Total Assets	$ 117,254,851	$ —	$ 117,254,851	$ —
INTERMEDIATE NEW YORK FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 24,514,633	$ —	$ 24,514,633	$ —
Short-Term Municipal Bonds	1,750,000	—	1,750,000	—
Total Investments in Securities	$ 26,264,633	$ —	$ 26,264,633	$ —
Total Assets	$ 26,264,633	$ —	$ 26,264,633	$ —
INTERMEDIATE MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 879,019,559	$ —	$ 879,019,559	$ —
Short-Term Municipal Bonds	12,175,000	—	12,175,000	—
Total Investments in Securities	$ 891,194,559	$ —	$ 891,194,559	$ —
Total Assets	$ 891,194,559	$ —	$ 891,194,559	$ —
STRATEGIC MUNICIPAL INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 290,756,557	$ —	$ 290,756,557	$ —
Short-Term Municipal Bonds	16,100,000	—	16,100,000	—
Total Investments in Securities	$ 306,856,557	$ —	$ 306,856,557	$ —
Total Assets	$ 306,856,557	$ —	$ 306,856,557	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the Advisor’s management fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that Fund at an annual rate as shown in the following table:
SHORT DURATION MUNICIPAL FUND		LIMITED TERM MUNICIPAL FUND, LIMITED TERM CALIFORNIA FUND		INTERMEDIATE NEW MEXICO FUND, INTERMEDIATE NEW YORK FUND, INTERMEDIATE MUNICIPAL FUND		STRATEGIC MUNICIPAL INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.400%	Up to $500 million	0.500%	Up to $500 million	0.500%	Up to $500 million	0.750%
Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.450	Next $500 million	0.675
Next $500 million	0.250	Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.625
Over $2 billion	0.225	Next $500 million	0.250	Next $500 million	0.350	Next $500 million	0.575
		Over $2 billion	0.225	Over $2 billion	0.275	Over $2 billion	0.500
The Funds’ effective management fees, calculated on the basis of the Funds’ average daily net assets (before applicable management fee waivers) for the six months ended March 31, 2023 were as shown in the following table. Total management fees incurred by the Funds for the six months ended March 31, 2023 are set forth in the Statement of Operations.
74  |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
Effective Management Fee
Short Duration Municipal Fund	0.400%
Limited Term Municipal Fund	0.300
Limited Term California Fund	0.500
Intermediate New Mexico Fund	0.500
Intermediate New York Fund	0.500
Intermediate Municipal Fund	0.478
Strategic Municipal Income Fund	0.750
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services. The administrative services fees are computed as an annual percentage of the aggregate average daily net assets of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate administrative services fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the six months ended March 31, 2023, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2023, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C and Class C2 shares as follows:
	Commissions	CDSC fees
Limited Term Municipal Fund	$ 3,092	$ 2,692
Limited Term California Fund	1	—
Intermediate New York Fund	(80)	—
Intermediate Municipal Fund	215	1,101
Strategic Municipal Income Fund	1,603	340
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class C2 and Class I shares of the Limited Term Municipal Fund, Limited Term California Fund and Intermediate Municipal Fund, Class A, Class C, and Class I shares of the Strategic Municipal Income Fund, Class A and Class I shares of the Intermediate New York Fund and Class A, Class D and Class I shares of the Intermediate New Mexico Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I shares of Short Duration Municipal Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2023, there were no 12b-1 service plan fees charged for Class I. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C, Class C2, and Class D shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class D shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C of the Limited Term Municipal Fund and Limited Term California Fund and Class D shares of the Intermediate New Mexico Fund, .35 of 1% per annum of the average daily net assets attributable to Class C of the Intermediate Municipal Fund and Strategic Municipal Income Fund and .40 of 1% per annum of the average daily net assets attributed to Class C2 shares of the Limited Term Municipal Fund, Limited Term California Fund, and Intermediate Municipal Fund. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2023, are set forth in the Statements of Operations.
Thornburg Municipal Funds Semi-Annual Report  |  75

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
The Advisor has contractually agreed to waive certain fees and reimburse certain expenses incurred by certain classes of the Funds. The agreement may be terminated by the Trust at any time, but may not be terminated by the Advisor before February 1, 2024 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the six months ended March 31, 2023 if, during the period, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Funds’ total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Expense caps exclude taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown on the following table:
	Class A	Class C	Class C2	Class D	Class I
Short Duration Municipal Fund	0.70%	—%	—%	—%	0.50%
Limited Term Municipal Fund	—	—	1.24	—	—
Limited Term California Fund	0.74	1.02	1.02	—	0.49
Intermediate New Mexico Fund	0.99	—	—	1.24	0.67
Intermediate New York Fund	0.99	—	—	—	0.67
Intermediate Municipal Fund	0.77	1.14	1.14	—	0.53
Strategic Municipal Income Fund	0.81	1.28	—	—	0.59
For the six months ended March 31, 2023, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class C2	Class D	Class I	Total
Short Duration Municipal Fund	$ 27,069	$ —	$ —	$ —	$ 69,414	$ 96,483
Limited Term Municipal Fund	—	—	8,066	—	—	8,066
Limited Term California Fund	58,297	6,676	3,559	—	216,756	285,288
Intermediate New Mexico Fund	6,666	—	—	2,887	18,390	27,943
Intermediate New York Fund	13,568	—	—	—	17,323	30,891
Intermediate Municipal Fund	201,143	21,829	8,885	—	416,843	648,700
Strategic Municipal Income Fund	118,807	17,219	—	—	414,217	550,243
Voluntary:	Class A	Class C	Class C2	Class D	Class I	Total
Limited Term California Fund	$ 23,189	$ 1,359	$ 45	$ —	$ 76,142	$ 100,735
Intermediate New York Fund	9,737	—	—	—	8,612	18,349
Strategic Municipal Income Fund	19,501	1,831	—	—	71,973	93,305
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of March 31, 2023, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Short Duration Municipal Fund	67.80%
Limited Term Municipal Fund	4.58
Limited Term California Fund	—
Intermediate New Mexico Fund	16.64
Intermediate New York Fund	—
Intermediate Municipal Fund	0.20
Strategic Municipal Income Fund	8.73
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended at March 31, 2023, the Rule 17a-7 purchases, sales and gains/(losses) were as follows.
76  |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
	Purchases	Sales	Realized gains/(losses)
Short Duration Municipal Fund	$ 20,684,571	$ 28,934,409	$ (696,664)
Limited Term Municipal Fund	66,138,214	68,835,964	(717,356)
Limited Term California Fund	8,054,488	25,181,091	(1,127,085)
Intermediate New Mexico Fund	5,767,547	3,470,187	(194,083)
Intermediate New York Fund	1,080,229	549,151	(42,337)
Intermediate Municipal Fund	64,658,675	14,427,555	(951,469)
Strategic Municipal Income Fund	5,438,917	30,424,284	(2,749,971)
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the six month period ended March 31, 2023, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At March 31, 2023, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short Duration Municipal Fund	$ 173,100,546	$ 706,772	$ (682,857)	$ 23,915
Limited Term Municipal Fund	3,370,917,014	42,851,364	(14,101,365)	28,749,999
Limited Term California Fund	310,470,164	3,019,066	(1,606,367)	1,412,699
Intermediate New Mexico Fund	118,304,920	851,978	(1,902,047)	(1,050,069)
Intermediate New York Fund	26,196,449	302,000	(233,816)	68,184
Intermediate Municipal Fund	876,467,518	17,365,996	(2,638,955)	14,727,041
Strategic Municipal Income Fund	305,305,429	5,376,663	(3,825,535)	1,551,128
At March 31, 2023, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Short Duration Municipal Fund	$ 3,641,028	$ 2,082,277
Limited Term Municipal Fund	101,282,956	73,185,223
Limited Term California Fund	5,742,682	5,375,665
Intermediate New Mexico Fund	684,474	1,177,996
Intermediate New York Fund	558,562	431,917
Intermediate Municipal Fund	14,378,401	10,141,932
Strategic Municipal Income Fund	9,328,438	2,830,452
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2023, there were an unlimited number of shares of each Fund with no par value of beneficial interest authorized. Transactions in each Fund’s shares of beneficial interest were as follows:
Thornburg Municipal Funds Semi-Annual Report  |  77

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
SHORT DURATION MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	612,487	$ 7,224,038	975,910	$ 11,645,880
Shares issued to shareholders in reinvestment of dividends	14,373	170,644	9,210	110,214
Shares repurchased	(1,097,621)	(13,028,952)	(606,198)	(7,276,932)
Net increase (decrease)	(470,761)	$ (5,634,270)	378,922	$ 4,479,162
Class I Shares
Shares sold	5,493,745	$ 65,122,930	2,429,963	$ 29,269,579
Shares issued to shareholders in reinvestment of dividends	136,653	1,621,807	115,191	1,381,236
Shares repurchased	(5,040,366)	(59,781,715)	(4,427,949)	(53,845,429)
Net increase (decrease)	590,032	$ 6,963,022	(1,882,795)	$ (23,194,614)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
LIMITED TERM MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,227,218	$ 70,373,463	5,797,108	$ 81,289,680
Shares issued to shareholders in reinvestment of dividends	552,357	7,447,397	875,385	12,136,291
Shares repurchased	(11,846,286)	(159,292,250)	(17,127,910)	(237,737,194)
Net increase (decrease)	(6,066,711)	$ (81,471,390)	(10,455,417)	$ (144,311,223)
Class C Shares
Shares sold	310,820	$ 4,190,380	563,525	$ 7,949,052
Shares issued to shareholders in reinvestment of dividends	58,280	786,956	102,454	1,423,360
Shares repurchased	(1,789,918)	(24,103,500)	(3,913,035)	(54,607,372)
Net increase (decrease)	(1,420,818)	$ (19,126,164)	(3,247,056)	$ (45,234,960)
Class C2 Shares
Shares sold	39,091	$ 523,505	53,307	$ 765,370
Shares issued to shareholders in reinvestment of dividends	3,001	40,536	3,845	53,211
Shares repurchased	(82,471)	(1,117,627)	(80,465)	(1,112,183)
Net increase (decrease)	(40,379)	$ (553,586)	(23,313)	$ (293,602)
Class I Shares
Shares sold	48,826,019	$ 657,471,975	94,507,639	$ 1,312,091,500
Shares issued to shareholders in reinvestment of dividends	2,393,719	32,267,304	4,500,680	62,501,234
Shares repurchased	(92,197,810)	(1,238,212,679)	(170,819,676)	(2,365,051,482)
Net increase (decrease)	(40,978,072)	$ (548,473,400)	(71,811,357)	$ (990,458,748)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
LIMITED TERM CALIFORNIA FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	303,862	$ 3,889,194	472,185	$ 6,236,465
Shares issued to shareholders in reinvestment of dividends	54,089	692,130	79,155	1,037,091
Shares repurchased	(982,861)	(12,575,656)	(1,745,136)	(23,007,030)
Net increase (decrease)	(624,910)	$ (7,994,332)	(1,193,796)	$ (15,733,474)
78   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
LIMITED TERM CALIFORNIA FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	11,678	$ 148,924	63,476	$ 850,420
Shares issued to shareholders in reinvestment of dividends	2,880	36,865	5,128	67,292
Shares repurchased	(157,220)	(2,011,100)	(298,997)	(3,953,100)
Net increase (decrease)	(142,662)	$ (1,825,311)	(230,393)	$ (3,035,388)
Class C2 Shares
Shares sold	789	$ 9,994	16,391	$ 213,745
Shares issued to shareholders in reinvestment of dividends	101	1,294	137	1,781
Shares repurchased	(16)	(204)	(17,170)	(222,214)
Net increase (decrease)	874	$ 11,084	(642)	$ (6,688)
Class I Shares
Shares sold	5,349,362	$ 68,264,931	13,576,399	$ 177,388,306
Shares issued to shareholders in reinvestment of dividends	204,033	2,613,509	330,827	4,341,694
Shares repurchased	(8,677,197)	(110,855,104)	(18,811,651)	(246,328,345)
Net increase (decrease)	(3,123,802)	$ (39,976,664)	(4,904,425)	$ (64,598,345)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
INTERMEDIATE NEW MEXICO FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	58,461	$ 724,909	79,250	$ 1,025,276
Shares issued to shareholders in reinvestment of dividends	32,231	397,882	64,939	829,879
Shares repurchased	(391,566)	(4,793,181)	(943,150)	(12,195,687)
Net increase (decrease)	(300,874)	$ (3,670,390)	(798,961)	$ (10,340,532)
Class D Shares
Shares sold	100	$ 1,233	24,057	$ 319,190
Shares issued to shareholders in reinvestment of dividends	5,167	63,802	10,163	129,833
Shares repurchased	(49,586)	(608,275)	(137,795)	(1,762,930)
Net increase (decrease)	(44,319)	$ (543,240)	(103,575)	$ (1,313,907)
Class I Shares
Shares sold	248,826	$ 3,084,836	418,154	$ 5,424,025
Shares issued to shareholders in reinvestment of dividends	42,870	528,926	83,165	1,061,908
Shares repurchased	(494,897)	(6,077,011)	(681,266)	(8,729,093)
Net increase (decrease)	(203,201)	$ (2,463,249)	(179,947)	$ (2,243,160)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
INTERMEDIATE NEW YORK FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	55,541	$ 656,737	60,466	$ 754,981
Shares issued to shareholders in reinvestment of dividends	11,973	142,272	27,034	332,386
Shares repurchased	(145,168)	(1,714,309)	(641,631)	(7,845,473)
Net increase (decrease)	(77,654)	$ (915,300)	(554,131)	$ (6,758,106)
Thornburg Municipal Funds Semi-Annual Report  |  79

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
INTERMEDIATE NEW YORK FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	280,191	$ 3,326,187	432,284	$ 5,255,005
Shares issued to shareholders in reinvestment of dividends	11,446	135,917	26,531	326,107
Shares repurchased	(454,637)	(5,357,904)	(793,699)	(9,759,304)
Net increase (decrease)	(163,000)	$ (1,895,800)	(334,884)	$ (4,178,192)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
INTERMEDIATE MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	3,983,069	$ 51,969,601	2,771,579	$ 37,472,279
Shares issued to shareholders in reinvestment of dividends	284,665	3,715,325	477,930	6,487,897
Shares repurchased	(4,101,230)	(53,424,100)	(4,878,348)	(66,296,536)
Net increase (decrease)	166,504	$ 2,260,826	(1,628,839)	$ (22,336,360)
Class C Shares
Shares sold	206,750	$ 2,700,508	210,096	$ 2,891,699
Shares issued to shareholders in reinvestment of dividends	17,740	231,760	36,564	497,930
Shares repurchased	(458,213)	(5,963,430)	(919,240)	(12,504,132)
Net increase (decrease)	(233,723)	$ (3,031,162)	(672,580)	$ (9,114,503)
Class C2 Shares
Shares sold	41,998	$ 551,058	17,957	$ 243,106
Shares issued to shareholders in reinvestment of dividends	1,443	18,855	2,533	34,418
Shares repurchased	(42,439)	(546,597)	(31,386)	(426,524)
Net increase (decrease)	1,002	$ 23,316	(10,896)	$ (149,000)
Class I Shares
Shares sold	17,782,236	$ 231,274,600	22,442,021	$ 300,224,364
Shares issued to shareholders in reinvestment of dividends	581,212	7,578,330	962,305	13,065,184
Shares repurchased	(14,973,616)	(195,044,315)	(26,450,592)	(355,902,717)
Net increase (decrease)	3,389,832	$ 43,808,615	(3,046,266)	$ (42,613,169)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
STRATEGIC MUNICIPAL INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,510,206	$ 20,804,633	903,718	$ 13,143,587
Shares issued to shareholders in reinvestment of dividends	65,760	907,200	90,311	1,306,251
Shares repurchased	(1,111,516)	(15,280,758)	(1,076,456)	(15,433,097)
Net increase (decrease)	464,450	$ 6,431,075	(82,427)	$ (983,259)
Class C Shares
Shares sold	65,083	$ 891,244	225,997	$ 3,341,511
Shares issued to shareholders in reinvestment of dividends	6,278	86,512	12,014	173,935
Shares repurchased	(261,258)	(3,601,904)	(385,315)	(5,547,063)
Net increase (decrease)	(189,897)	$ (2,624,148)	(147,304)	$ (2,031,617)
80   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2023 (Unaudited)
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
STRATEGIC MUNICIPAL INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	6,705,374	$ 91,969,675	13,498,846	$ 193,988,220
Shares issued to shareholders in reinvestment of dividends	272,934	3,766,661	445,270	6,452,588
Shares repurchased	(7,372,604)	(100,961,523)	(15,748,721)	(225,630,502)
Net increase (decrease)	(394,296)	$ (5,225,187)	(1,804,605)	$ (25,189,694)
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2023, the Funds had purchase and sale transactions of investments as listed in the table below (excluding short-term investments).
	Purchases	Sales
Short Duration Municipal Fund	$ 42,097,650	$ 51,557,322
Limited Term Municipal Fund	511,658,434	1,156,132,390
Limited Term California Fund	44,109,960	93,376,853
Intermediate New Mexico Fund	8,490,913	18,155,614
Intermediate New York Fund	2,269,028	4,894,600
Intermediate Municipal Fund	196,303,313	147,382,844
Strategic Municipal Income Fund	63,863,866	72,773,626
Thornburg Municipal Funds Semi-Annual Report  |  81

Financial Highlights
Short Duration Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2023 (c)	$ 11.77	0.12	0.17	0.29	(0.12)	—	—	(0.12)	$ 11.94
2022	$ 12.33	0.09	(0.57)	(0.48)	(0.08)	—	—	(0.08)	$ 11.77
2021	$ 12.37	0.03	(0.04)	(0.01)	(0.03)	—	—	(0.03)	$ 12.33
2020	$ 12.36	0.13	0.01	0.14	(0.13)	—	—	(0.13)	$ 12.37
2019	$ 12.27	0.16	0.09	0.25	(0.16)	—	—	(0.16)	$ 12.36
2018	$ 12.38	0.11	(0.11)	— (e)	(0.11)	—	—	(0.11)	$ 12.27
CLASS I SHARES
2023 (c)	$ 11.76	0.13	0.17	0.30	(0.13)	—	—	(0.13)	$ 11.93
2022	$ 12.33	0.11	(0.57)	(0.46)	(0.11)	—	—	(0.11)	$ 11.76
2021	$ 12.36	0.06	(0.03)	0.03	(0.06)	—	—	(0.06)	$ 12.33
2020	$ 12.36	0.16	(0.01)	0.15	(0.15)	—	—	(0.15)	$ 12.36
2019	$ 12.27	0.18	0.09	0.27	(0.18)	—	—	(0.18)	$ 12.36
2018	$ 12.37	0.14	(0.10)	0.04	(0.14)	—	—	(0.14)	$ 12.27

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Total from investment operations was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
82  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Short Duration Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2023 (c)	1.98 (d)	0.70 (d)	1.00 (d)	2.47	28.47	$ 14,708
2022	0.71	0.70	1.10	(3.88)	89.01	$ 20,045
2021	0.27	0.70	0.98	(0.05)	34.71	$ 16,332
2020	1.04	0.70	1.03	1.14	38.44	$ 24,581
2019	1.26	0.70	0.99	2.02	33.60	$ 16,899
2018	0.92	0.70	1.06	0.02	35.36	$ 19,497
CLASS I SHARES
2023 (c)	2.23 (d)	0.50 (d)	0.58 (d)	2.57	28.47	$ 158,073
2022	0.88	0.50	0.58	(3.77)	89.01	$ 148,929
2021	0.46	0.50	0.65	0.23	34.71	$ 179,245
2020	1.28	0.50	0.65	1.26	38.44	$ 132,539
2019	1.47	0.50	0.64	2.22	33.60	$ 224,343
2018	1.12	0.50	0.64	0.30	35.36	$ 162,259
Thornburg Municipal Funds Semi-Annual Report  |  83

Financial Highlights
Limited Term Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2023 (c)	$ 13.26	0.15	0.35	0.50	(0.15)	—	—	(0.15)	$ 13.61
2022	$ 14.51	0.21	(1.25)	(1.04)	(0.21)	—	—	(0.21)	$ 13.26
2021	$ 14.64	0.19	(0.13)	0.06	(0.19)	—	—	(0.19)	$ 14.51
2020	$ 14.46	0.24	0.18	0.42	(0.24)	—	—	(0.24)	$ 14.64
2019	$ 14.10	0.26	0.36	0.62	(0.26)	—	—	(0.26)	$ 14.46
2018	$ 14.43	0.24	(0.33)	(0.09)	(0.24)	—	—	(0.24)	$ 14.10
CLASS C SHARES
2023 (c)	$ 13.28	0.14	0.35	0.49	(0.14)	—	—	(0.14)	$ 13.63
2022	$ 14.53	0.17	(1.24)	(1.07)	(0.18)	—	—	(0.18)	$ 13.28
2021	$ 14.66	0.15	(0.13)	0.02	(0.15)	—	—	(0.15)	$ 14.53
2020	$ 14.48	0.20	0.18	0.38	(0.20)	—	—	(0.20)	$ 14.66
2019	$ 14.12	0.22	0.36	0.58	(0.22)	—	—	(0.22)	$ 14.48
2018	$ 14.46	0.20	(0.34)	(0.14)	(0.20)	—	—	(0.20)	$ 14.12
CLASS C2 SHARES
2023 (c)	$ 13.28	0.12	0.36	0.48	(0.12)	—	—	(0.12)	$ 13.64
2022	$ 14.54	0.14	(1.26)	(1.12)	(0.14)	—	—	(0.14)	$ 13.28
2021 (e)	$ 14.66	0.10	(0.12)	(0.02)	(0.10)	—	—	(0.10)	$ 14.54
CLASS I SHARES
2023 (c)	$ 13.26	0.17	0.35	0.52	(0.17)	—	—	(0.17)	$ 13.61
2022	$ 14.51	0.24	(1.25)	(1.01)	(0.24)	—	—	(0.24)	$ 13.26
2021	$ 14.64	0.22	(0.13)	0.09	(0.22)	—	—	(0.22)	$ 14.51
2020	$ 14.46	0.27	0.18	0.45	(0.27)	—	—	(0.27)	$ 14.64
2019	$ 14.10	0.29	0.36	0.65	(0.29)	—	—	(0.29)	$ 14.46
2018	$ 14.43	0.28	(0.33)	(0.05)	(0.28)	—	—	(0.28)	$ 14.10

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
84  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2023 (c)	2.28 (d)	0.74 (d)	0.74 (d)	3.81	14.90	$ 692,684
2022	1.51	0.71	0.71	(7.20)	37.69	$ 755,222
2021	1.28	0.69	0.69	0.39	22.29	$ 978,221
2020	1.63	0.69	0.69	2.91	20.62	$ 942,857
2019	1.80	0.69	0.69	4.41	21.22	$ 915,684
2018	1.67	0.71	0.71	(0.64)	16.29	$ 1,037,769
CLASS C SHARES
2023 (c)	2.03 (d)	0.98 (d)	0.98 (d)	3.68	14.90	$ 74,061
2022	1.23	0.97	0.97	(7.43)	37.69	$ 91,018
2021	1.00	0.97	0.97	0.11	22.29	$ 146,806
2020	1.39	0.94	0.94	2.65	20.62	$ 231,226
2019	1.56	0.94	0.94	4.16	21.22	$ 325,144
2018	1.43	0.95	0.95	(0.94)	16.29	$ 450,402
CLASS C2 SHARES
2023 (c)	1.77 (d)	1.24 (d)	1.59 (d)	3.62	14.90	$ 4,269
2022	0.99	1.24	1.48	(7.74)	37.69	$ 4,695
2021 (e)	0.69	1.24	1.72	(0.11)	22.29	$ 5,477
CLASS I SHARES
2023 (c)	2.49 (d)	0.51 (d)	0.51 (d)	3.93	14.90	$ 2,688,105
2022	1.72	0.48	0.48	(6.99)	37.69	$ 3,162,018
2021	1.50	0.46	0.46	0.61	22.29	$ 4,502,575
2020	1.87	0.46	0.46	3.15	20.62	$ 4,566,389
2019	2.04	0.45	0.45	4.67	21.22	$ 4,893,865
2018	1.95	0.43	0.43	(0.36)	16.29	$ 5,089,760
Thornburg Municipal Funds Semi-Annual Report  |  85

Financial Highlights
Limited Term California Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2023 (c)	$ 12.61	0.13	0.31	0.44	(0.14)	—	—	(0.14)	$ 12.91
2022	$ 13.66	0.17	(1.04)	(0.87)	(0.18)	—	—	(0.18)	$ 12.61
2021	$ 13.80	0.15	(0.14)	0.01	(0.15)	—	—	(0.15)	$ 13.66
2020	$ 13.72	0.18	0.08	0.26	(0.18)	—	—	(0.18)	$ 13.80
2019	$ 13.45	0.22	0.27	0.49	(0.22)	—	—	(0.22)	$ 13.72
2018	$ 13.78	0.20	(0.33)	(0.13)	(0.20)	—	—	(0.20)	$ 13.45
CLASS C SHARES
2023 (c)	$ 12.62	0.12	0.30	0.42	(0.12)	—	—	(0.12)	$ 12.92
2022	$ 13.67	0.13	(1.04)	(0.91)	(0.14)	—	—	(0.14)	$ 12.62
2021	$ 13.81	0.11	(0.14)	(0.03)	(0.11)	—	—	(0.11)	$ 13.67
2020	$ 13.73	0.15	0.07	0.22	(0.14)	—	—	(0.14)	$ 13.81
2019	$ 13.46	0.18	0.27	0.45	(0.18)	—	—	(0.18)	$ 13.73
2018	$ 13.79	0.17	(0.33)	(0.16)	(0.17)	—	—	(0.17)	$ 13.46
CLASS C2 SHARES
2023 (c)	$ 12.61	0.12	0.31	0.43	(0.12)	—	—	(0.12)	$ 12.92
2022	$ 13.67	0.14	(1.06)	(0.92)	(0.14)	—	—	(0.14)	$ 12.61
2021 (f)	$ 13.81	0.11	(0.13)	(0.02)	(0.12)	—	—	(0.12)	$ 13.67
CLASS I SHARES
2023 (c)	$ 12.62	0.15	0.30	0.45	(0.15)	—	—	(0.15)	$ 12.92
2022	$ 13.67	0.21	(1.05)	(0.84)	(0.21)	—	—	(0.21)	$ 12.62
2021	$ 13.82	0.19	(0.15)	0.04	(0.19)	—	—	(0.19)	$ 13.67
2020	$ 13.73	0.21	0.10	0.31	(0.22)	—	—	(0.22)	$ 13.82
2019	$ 13.46	0.25	0.27	0.52	(0.25)	—	—	(0.25)	$ 13.73
2018	$ 13.79	0.24	(0.33)	(0.09)	(0.24)	—	—	(0.24)	$ 13.46

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
86  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term California Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2023 (c)	2.11 (d)	0.74 (d)	0.96 (d)	3.46	14.00	$ 72,865
2022	1.32	0.74	0.95	(6.44)	41.92	$ 79,046
2021	1.11	0.74	0.92	0.10	16.22	$ 101,949
2020	1.33	0.80	0.92	1.93	25.88	$ 109,102
2019	1.58	0.93	0.93	3.63	17.86	$ 113,635
2018	1.50	0.92	0.92	(0.92)	25.20	$ 127,346
CLASS C SHARES
2023 (c)	1.82 (d)	1.02 (d)	1.35 (d)	3.32	14.00	$ 4,275
2022	1.02	1.02	1.31	(6.70)	41.92	$ 5,976
2021	0.82	1.02	1.27	(0.19)	16.22	$ 9,623
2020	1.06	1.09	1.20	1.64	25.88	$ 17,573
2019	1.31	1.21	1.21	3.34	17.86	$ 28,083
2018	1.23	1.19	1.19	(1.18)	25.20	$ 40,608
CLASS C2 SHARES
2023 (c)	1.85 (d)	1.02 (d)	6.15 (e)	3.40	14.00	$ 144
2022	1.05	1.02	4.46 (e)	(6.78)	41.92	$ 129
2021 (f)	0.84	1.02	6.50 (e)	(0.18)	16.22	$ 149
CLASS I SHARES
2023 (c)	2.35 (d)	0.49 (d)	0.72 (d)	3.59	14.00	$ 242,955
2022	1.56	0.49	0.71	(6.20)	41.92	$ 276,717
2021	1.35	0.49	0.70	0.27	16.22	$ 366,861
2020	1.56	0.54	0.69	2.25	25.88	$ 449,964
2019	1.84	0.67	0.68	3.90	17.86	$ 350,962
2018	1.76	0.66	0.67	(0.65)	25.20	$ 368,824
Thornburg Municipal Funds Semi-Annual Report  |  87

Financial Highlights
Intermediate New Mexico Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2023 (c)	$ 12.08	0.10	0.41	0.51	(0.10)	—	—	(0.10)	$ 12.49
2022	$ 13.40	0.19	(1.32)	(1.13)	(0.19)	—	—	(0.19)	$ 12.08
2021	$ 13.48	0.20	(0.09)	0.11	(0.19)	—	—	(0.19)	$ 13.40
2020	$ 13.35	0.24	0.14	0.38	(0.25)	—	—	(0.25)	$ 13.48
2019	$ 13.00	0.31	0.35	0.66	(0.31)	—	—	(0.31)	$ 13.35
2018	$ 13.30	0.33	(0.30)	0.03	(0.33)	—	—	(0.33)	$ 13.00
CLASS D SHARES
2023 (c)	$ 12.08	0.09	0.41	0.50	(0.09)	—	—	(0.09)	$ 12.49
2022	$ 13.41	0.16	(1.33)	(1.17)	(0.16)	—	—	(0.16)	$ 12.08
2021	$ 13.49	0.16	(0.08)	0.08	(0.16)	—	—	(0.16)	$ 13.41
2020	$ 13.36	0.21	0.13	0.34	(0.21)	—	—	(0.21)	$ 13.49
2019	$ 13.01	0.28	0.35	0.63	(0.28)	—	—	(0.28)	$ 13.36
2018	$ 13.31	0.30	(0.30)	—	(0.30)	—	—	(0.30)	$ 13.01
CLASS I SHARES
2023 (c)	$ 12.07	0.12	0.41	0.53	(0.12)	—	—	(0.12)	$ 12.48
2022	$ 13.40	0.23	(1.33)	(1.10)	(0.23)	—	—	(0.23)	$ 12.07
2021	$ 13.47	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	$ 13.40
2020	$ 13.34	0.29	0.13	0.42	(0.29)	—	—	(0.29)	$ 13.47
2019	$ 13.00	0.35	0.34	0.69	(0.35)	—	—	(0.35)	$ 13.34
2018	$ 13.29	0.37	(0.29)	0.08	(0.37)	—	—	(0.37)	$ 13.00

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
88  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Intermediate New Mexico Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2023 (c)	1.68 (d)	0.99 (d)	1.02 (d)	4.26	7.67	$ 51,519
2022	1.50	0.99	1.01	(8.49)	8.83	$ 53,476
2021	1.46	0.98	0.98	0.85	7.43	$ 70,051
2020	1.83	0.98	0.98	2.84	22.92	$ 80,463
2019	2.37	0.97	0.97	5.15	17.26	$ 84,782
2018	2.51	0.97	0.97	0.24	7.77	$ 94,686
CLASS D SHARES
2023 (c)	1.43 (d)	1.24 (d)	1.30 (d)	4.13	7.67	$ 10,184
2022	1.25	1.24	1.29	(8.78)	8.83	$ 10,388
2021	1.20	1.24	1.29	0.59	7.43	$ 12,917
2020	1.57	1.24	1.26	2.58	22.92	$ 14,475
2019	2.10	1.24	1.25	4.87	17.26	$ 15,888
2018	2.26	1.23	1.23	(0.02)	7.77	$ 18,436
CLASS I SHARES
2023 (c)	2.00 (d)	0.67 (d)	0.74 (d)	4.43	7.67	$ 56,987
2022	1.82	0.67	0.73	(8.27)	8.83	$ 57,584
2021	1.77	0.67	0.71	1.24	7.43	$ 66,312
2020	2.13	0.67	0.71	3.16	22.92	$ 65,715
2019	2.66	0.67	0.69	5.39	17.26	$ 62,162
2018	2.82	0.67	0.68	0.62	7.77	$ 53,675
Thornburg Municipal Funds Semi-Annual Report  |  89

Financial Highlights
Intermediate New York Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2023 (c)	$ 11.68	0.13	0.32	0.45	(0.13)	—	—	(0.13)	$ 12.00
2022	$ 12.88	0.25	(1.20)	(0.95)	(0.25)	—	—	(0.25)	$ 11.68
2021	$ 12.96	0.23	(0.07)	0.16	(0.24)	—	—	(0.24)	$ 12.88
2020	$ 12.95	0.26	0.01	0.27	(0.26)	—	—	(0.26)	$ 12.96
2019	$ 12.61	0.30	0.34	0.64	(0.30)	—	—	(0.30)	$ 12.95
2018	$ 13.00	0.30	(0.39)	(0.09)	(0.30)	—	—	(0.30)	$ 12.61
CLASS I SHARES
2023 (c)	$ 11.68	0.15	0.32	0.47	(0.15)	—	—	(0.15)	$ 12.00
2022	$ 12.88	0.28	(1.19)	(0.91)	(0.29)	—	—	(0.29)	$ 11.68
2021	$ 12.96	0.27	(0.07)	0.20	(0.28)	—	—	(0.28)	$ 12.88
2020	$ 12.95	0.30	0.01	0.31	(0.30)	—	—	(0.30)	$ 12.96
2019	$ 12.61	0.34	0.34	0.68	(0.34)	—	—	(0.34)	$ 12.95
2018	$ 13.00	0.34	(0.39)	(0.05)	(0.34)	—	—	(0.34)	$ 12.61

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
90  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Intermediate New York Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2023 (c)	2.24 (d)	0.99 (d)	1.31 (d)	3.89	8.80	$ 14,676
2022	1.98	0.99	1.22	(7.48)	6.02	$ 15,193
2021	1.77	0.99	1.14	1.20	11.29	$ 23,885
2020	2.01	0.99	1.14	2.10	18.61	$ 27,120
2019	2.38	0.99	1.12	5.16	17.75	$ 26,416
2018	2.36	0.99	1.08	(0.68)	15.88	$ 33,778
CLASS I SHARES
2023 (c)	2.56 (d)	0.67 (d)	1.07 (d)	4.06	8.80	$ 13,086
2022	2.30	0.67	0.98	(7.18)	6.02	$ 14,642
2021	2.09	0.67	0.93	1.52	11.29	$ 20,454
2020	2.33	0.67	0.91	2.43	18.61	$ 21,197
2019	2.69	0.67	0.88	5.50	17.75	$ 24,550
2018	2.68	0.67	0.82	(0.36)	15.88	$ 24,010
Thornburg Municipal Funds Semi-Annual Report  |  91

Financial Highlights
Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2023 (c)	$ 12.82	0.19	0.38	0.57	(0.19)	—	—	(0.19)	$ 13.20
2022	$ 14.35	0.32	(1.52)	(1.20)	(0.33)	—	—	(0.33)	$ 12.82
2021	$ 14.37	0.33	(0.02)	0.31	(0.33)	—	—	(0.33)	$ 14.35
2020	$ 14.33	0.35	0.04	0.39	(0.35)	—	—	(0.35)	$ 14.37
2019	$ 13.80	0.34	0.53	0.87	(0.34)	—	—	(0.34)	$ 14.33
2018	$ 14.15	0.32	(0.35)	(0.03)	(0.32)	—	—	(0.32)	$ 13.80
CLASS C SHARES
2023 (c)	$ 12.83	0.17	0.39	0.56	(0.17)	—	—	(0.17)	$ 13.22
2022	$ 14.37	0.27	(1.54)	(1.27)	(0.27)	—	—	(0.27)	$ 12.83
2021	$ 14.39	0.27	(0.01)	0.26	(0.28)	—	—	(0.28)	$ 14.37
2020	$ 14.35	0.30	0.04	0.34	(0.30)	—	—	(0.30)	$ 14.39
2019	$ 13.82	0.29	0.53	0.82	(0.29)	—	—	(0.29)	$ 14.35
2018	$ 14.17	0.27	(0.35)	(0.08)	(0.27)	—	—	(0.27)	$ 13.82
CLASS C2 SHARES
2023 (c)	$ 12.83	0.17	0.39	0.56	(0.17)	—	—	(0.17)	$ 13.22
2022	$ 14.37	0.27	(1.54)	(1.27)	(0.27)	—	—	(0.27)	$ 12.83
2021 (e)	$ 14.39	0.27	(0.02)	0.25	(0.27)	—	—	(0.27)	$ 14.37
CLASS I SHARES
2023 (c)	$ 12.80	0.21	0.38	0.59	(0.21)	—	—	(0.21)	$ 13.18
2022	$ 14.34	0.36	(1.54)	(1.18)	(0.36)	—	—	(0.36)	$ 12.80
2021	$ 14.35	0.36	(0.01)	0.35	(0.36)	—	—	(0.36)	$ 14.34
2020	$ 14.31	0.38	0.04	0.42	(0.38)	—	—	(0.38)	$ 14.35
2019	$ 13.78	0.38	0.53	0.91	(0.38)	—	—	(0.38)	$ 14.31
2018	$ 14.13	0.36	(0.35)	0.01	(0.36)	—	—	(0.36)	$ 13.78

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
92  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Intermediate Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2023 (c)	2.96 (d)	0.77 (d)	0.92 (d)	4.50	17.84	$ 282,498
2022	2.37	0.77	0.91	(8.50)	19.48	$ 272,111
2021	2.26	0.77	0.91	2.16	10.20	$ 328,170
2020	2.45	0.81	0.90	2.76	17.84	$ 326,770
2019	2.44	0.89	0.89	6.39	15.88	$ 313,967
2018	2.29	0.89	0.89	(0.21)	20.68	$ 324,199
CLASS C SHARES
2023 (c)	2.59 (d)	1.14 (d)	1.35 (d)	4.38	17.84	$ 19,606
2022	1.98	1.14	1.33	(8.89)	19.48	$ 22,032
2021	1.89	1.14	1.30	1.78	10.20	$ 34,344
2020	2.08	1.18	1.28	2.38	17.84	$ 52,996
2019	2.08	1.24	1.26	6.02	15.88	$ 76,994
2018	1.94	1.24	1.26	(0.55)	20.68	$ 104,093
CLASS C2 SHARES
2023 (c)	2.61 (d)	1.14 (d)	2.37 (d)	4.38	17.84	$ 1,580
2022	2.00	1.14	2.07	(8.89)	19.48	$ 1,521
2021 (e)	1.85	1.14	2.62	1.76	10.20	$ 1,860
CLASS I SHARES
2023 (c)	3.20 (d)	0.53 (d)	0.67 (d)	4.63	17.84	$ 617,317
2022	2.60	0.53	0.67	(8.36)	19.48	$ 555,898
2021	2.50	0.53	0.67	2.47	10.20	$ 666,356
2020	2.69	0.56	0.65	3.01	17.84	$ 668,185
2019	2.67	0.65	0.65	6.66	15.88	$ 730,144
2018	2.55	0.63	0.63	0.05	20.68	$ 905,641
Thornburg Municipal Funds Semi-Annual Report  |  93

Financial Highlights
Strategic Municipal Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2023 (c)	$ 13.48	0.21	0.50	0.71	(0.21)	—	—	(0.21)	$ 13.98
2022	$ 15.43	0.31	(1.95)	(1.64)	(0.31)	—	—	(0.31)	$ 13.48
2021	$ 15.33	0.30	0.10	0.40	(0.30)	—	—	(0.30)	$ 15.43
2020	$ 15.32	0.38	0.01	0.39	(0.38)	—	—	(0.38)	$ 15.33
2019	$ 14.82	0.39	0.50	0.89	(0.39)	—	—	(0.39)	$ 15.32
2018	$ 15.14	0.37	(0.32)	0.05	(0.37)	—	—	(0.37)	$ 14.82
CLASS C SHARES
2023 (c)	$ 13.49	0.18	0.50	0.68	(0.18)	—	—	(0.18)	$ 13.99
2022	$ 15.45	0.24	(1.96)	(1.72)	(0.24)	—	—	(0.24)	$ 13.49
2021	$ 15.34	0.23	0.11	0.34	(0.23)	—	—	(0.23)	$ 15.45
2020	$ 15.34	0.30	— (e)	0.30	(0.30)	—	—	(0.30)	$ 15.34
2019	$ 14.84	0.32	0.50	0.82	(0.32)	—	—	(0.32)	$ 15.34
2018	$ 15.16	0.30	(0.32)	(0.02)	(0.30)	—	—	(0.30)	$ 14.84
CLASS I SHARES
2023 (c)	$ 13.49	0.22	0.50	0.72	(0.22)	—	—	(0.22)	$ 13.99
2022	$ 15.45	0.34	(1.96)	(1.62)	(0.34)	—	—	(0.34)	$ 13.49
2021	$ 15.34	0.34	0.11	0.45	(0.34)	—	—	(0.34)	$ 15.45
2020	$ 15.33	0.41	0.01	0.42	(0.41)	—	—	(0.41)	$ 15.34
2019	$ 14.84	0.42	0.49	0.91	(0.42)	—	—	(0.42)	$ 15.33
2018	$ 15.16	0.41	(0.32)	0.09	(0.41)	—	—	(0.41)	$ 14.84

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
94  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Strategic Municipal Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2023 (c)	3.04 (d)	0.81 (d)	1.26 (d)	5.29	22.73	$ 64,412
2022	2.12	0.81	1.27	(10.73)	46.24	$ 55,859
2021	1.96	0.81	1.26	2.65	10.43	$ 65,220
2020	2.47	0.87	1.26	2.56	32.45	$ 61,537
2019	2.59	1.00	1.26	6.08	20.04	$ 56,124
2018	2.49	1.00	1.28	0.36	21.06	$ 53,693
CLASS C SHARES
2023 (c)	2.55 (d)	1.28 (d)	1.83 (d)	5.04	22.73	$ 5,927
2022	1.64	1.28	1.77	(11.20)	46.24	$ 8,278
2021	1.50	1.28	1.71	2.24	10.43	$ 11,753
2020	2.00	1.35	1.65	2.02	32.45	$ 15,591
2019	2.13	1.47	1.65	5.58	20.04	$ 20,085
2018	2.01	1.48	1.64	(0.12)	21.06	$ 24,951
CLASS I SHARES
2023 (c)	3.26 (d)	0.59 (d)	1.01 (d)	5.40	22.73	$ 239,941
2022	2.33	0.59	0.99	(10.59)	46.24	$ 236,725
2021	2.17	0.59	0.97	2.94	10.43	$ 298,871
2020	2.68	0.65	0.99	2.79	32.45	$ 225,486
2019	2.81	0.78	0.98	6.24	20.04	$ 219,535
2018	2.72	0.78	0.96	0.59	21.06	$ 185,555
Thornburg Municipal Funds Semi-Annual Report  |  95

Expense Example
March 31, 2023 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C and Class C2 shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2022, and held until March 31, 2023.
ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, October 1, 2022 and held through March 31, 2023.
	Actual		Hypothetical *
	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22-3/31/23	Ending Account Value 3/31/23	Expenses Paid During Period† 10/1/22-3/31/23	Annualized Expense Ratio
SHORT DURATION MUNICIPAL FUND
CLASS A SHARES	$1,024.69	$3.53	$1,021.44	$3.53	0.70%
CLASS I SHARES	$1,025.74	$2.53	$1,022.44	$2.52	0.50%
LIMITED TERM MUNICIPAL FUND
CLASS A SHARES	$1,038.12	$3.76	$1,021.24	$3.73	0.74%
CLASS C SHARES	$1,036.83	$4.98	$1,020.04	$4.94	0.98%
CLASS C2 SHARES	$1,036.24	$6.30	$1,018.75	$6.24	1.24%
CLASS I SHARES	$1,039.28	$2.59	$1,022.39	$2.57	0.51%
LIMITED TERM CALIFORNIA FUND
CLASS A SHARES	$1,034.64	$3.75	$1,021.24	$3.73	0.74%
CLASS C SHARES	$1,033.18	$5.17	$1,019.85	$5.14	1.02%
CLASS C2 SHARES	$1,034.01	$5.17	$1,019.85	$5.14	1.02%
CLASS I SHARES	$1,035.90	$2.49	$1,022.49	$2.47	0.49%
INTERMEDIATE NEW MEXICO FUND
CLASS A SHARES	$1,042.61	$5.04	$1,020.00	$4.99	0.99%
CLASS D SHARES	$1,041.31	$6.31	$1,018.75	$6.24	1.24%
CLASS I SHARES	$1,044.30	$3.41	$1,021.59	$3.38	0.67%
INTERMEDIATE NEW YORK FUND
CLASS A SHARES	$1,038.94	$5.03	$1,020.00	$4.99	0.99%
CLASS I SHARES	$1,040.59	$3.41	$1,021.59	$3.38	0.67%
96   |  Thornburg Municipal Funds Semi-Annual Report

Expense Example, Continued
March 31, 2023 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22-3/31/23	Ending Account Value 3/31/23	Expenses Paid During Period† 10/1/22-3/31/23	Annualized Expense Ratio
INTERMEDIATE MUNICIPAL FUND
CLASS A SHARES	$1,044.97	$3.93	$1,021.09	$3.88	0.77%
CLASS C SHARES	$1,043.81	$5.81	$1,019.25	$5.74	1.14%
CLASS C2 SHARES	$1,043.83	$5.81	$1,019.25	$5.74	1.14%
CLASS I SHARES	$1,046.26	$2.70	$1,022.29	$2.67	0.53%
STRATEGIC MUNICIPAL INCOME FUND
CLASS A SHARES	$1,052.89	$4.15	$1,020.89	$4.08	0.81%
CLASS C SHARES	$1,050.40	$6.54	$1,018.55	$6.44	1.28%
CLASS I SHARES	$1,054.01	$3.02	$1,021.99	$2.97	0.59%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
Thornburg Municipal Funds Semi-Annual Report  |  97

Other Information
March 31, 2023 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 7, 2022, the Trustees reviewed the Liquidity Committee’s written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2021 through November 20, 2022 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
98   |  Thornburg Municipal Funds Semi-Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 13, 2022
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
Thornburg Municipal Funds Semi-Annual Report  |  99

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.4 billion (as of March 31, 2023) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Funds outlined in this report are some of the many equity, multi-asset, and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL FIXED INCOME
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4626

Semi-Annual Report | March 31, 2023

THORNBURG CAPITAL MANAGEMENT FUND

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.
2 Semi-Annual Report

Thornburg Capital Management Fund
Semi-Annual Report  |  March 31, 2023

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	N/A	885-216-739
Semi-Annual Report  |  3

Letter to Shareholders
Thornburg Capital Management Fund  |  March 31, 2023 (Unaudited)
Dear Shareholder:
As I reflect on the current market environment, I can’t help but think of Hemingway’s novel “The Sun Also Rises,” as one of the characters is asked how they went bankrupt. The answer: “Two ways. Gradually and then suddenly.” The answer often feels appropriate in the context of changes in a market dynamic. Over the past year or so, we’ve seen the effects of the Federal Reserve’s (the “Fed”) interest rate hiking cycle work through the markets gradually, with losses on both risky and riskless assets affected by a notably higher cost of borrowing money.
Six months ago, I wrote:
”We at Thornburg believe that this dramatic interest rate hiking cycle, combined with a significant pace of quantitative tightening, will continue to drive market volatility and likely create moments of intermittent liquidity in the market similar to a dry Santa Fe spring.”
Fast forward to today, spring has returned to Santa Fe, and liquidity continues to dry up. While the weather varies, the desert climate is parched. In markets too, there are days and weeks where it feels as though data and earnings, as well as market liquidity, are fairly good. But the overall trends in the current market are troubling us both in Santa Fe and beyond. While it is possible that the Fed engineers a soft landing for the U.S. economy this year, the direction of many leading economic indicators remains lower. I am always on the lookout for how market and economic impact might be different this time because sometimes there are more secular changes in the market that are likely to continue in the same general direction for the foreseeable future than cyclical changes. Furthermore, the pandemic has created a huge set of reverberations that we are still experiencing three years later. Yet, in our view, people and psychology are the same. Our experience tells us that a higher cost of capital has fairly universal effects. While outcomes are never linear, and history never really repeats itself, it’s difficult for us to see how the market storms we’re tasked with navigating these past several years will become calmer or less frequent.
Over the last six months, we have seen a recovery in risky asset prices, from equities to credit spreads. We’ve also seen fairly dramatic market movements towards lower yields as the market appears to bet on a resolution of dissolvement of recent interest rate increases from monetary policymakers. While inflation is high, it is coming down, and from our vantage point many market participants are explicitly or implicitly reasoning that the pain of recession will feel clearer and more present than the ache of inflation. I’m not so sure that the Fed will. It is highly unlikely that any policymaker wants to be seen as responsible for runaway inflation. It will mostly likely take a higher unemployment rate and an inflation print closer to 2% for the Fed to move interest rates lower. While I believe that this could happen by the end of 2023, the intervening period may not be fun. I also think that the collapse of Silicon Valley Bank says more about the tech and private capital ecosystem than the banking system writ large.The inescapable conclusion to us is that cheap money finds its way into all the financial system cracks. When that dries out, the system can be vulnerable and brittle.
Looking forward, there may be very interesting opportunities arising from the current chaotic market conditions we are seeing. Yields on high-quality bonds have recently risen to the point of having traditional sources of value: income and portfolio ballast. International and income-producing equities presently have undemanding multiples, especially relative to the U.S. While it has been well over a decade since the best equity returns have been outside the U.S., the last time was the early 2000s, which for me, is the best analogue for the present market situation.
As in any environment, we will be focused on you, our clients, as our most important constituency. Though there is never a guarantee that we will be able to navigate the evolving marketplace as well as we may have before, I have a confidence born of experience that our unsiloed, global approach to active investment management should continue to allow us to achieve our goal of long-term investment excellence. It is always the case that challenges often come hand-in-hand with opportunities, and I have watched our portfolios perform well over the years when difficult situations arise. We continue to see that no market is an island, and the effects from actions somewhere in the world can be felt everywhere. Our process, which focuses on this interconnection through the development of a collaborative and deeply informed perspective, by design has thrived in these kind of investment conditions.
Thornburg’s 41-year history is not one of perfection but rather one of a continual focus on our craft that leads to deliberate reflection and evolution. We reinvest in our investment process and our ability to meet client needs while staying true to what makes the firm’s identity differentiated and successful. I have great respect for other investment firms and there are many good products that are available to investors. But we believe that in times like these, our firm’s broad perspective and collaborative, unsiloed approach is our sustainable competitive advantage. These qualities are what underlie the excellent long-term outcomes we have achieved for our clients: we’re built to deliver on the promise of active management.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Semi-Annual Report

Thornburg Capital Management Fund

Investment Goal and
Fund Overview
Thornburg Capital Management Fund seeks current income consistent with liquidity management and safety of capital.
Under normal circumstances, the Fund invests 100% of its net assets in a portfolio of debt obligations rated by a nationally recognized statistical rating organization at the time of purchase as investment grade or, if unrated, judged to be of comparable quality by the Fund’s investment advisor, and in cash, cash equivalents and cash sweep programs, consistent with the Fund’s investment goal.
Performance drivers and detractors for the reporting period ended March 31, 2023
•	The Fund generated positive total returns and outpaced its benchmark, the FTSE 1-Month Treasury Bill Local Currency Index (the “Index), during the trailing 6-month reporting period ended March 31, 2023.
•	Over the reporting period, the Fund accomplished its goal of "safety of capital" by maintaining a share price of $10.00 that has not fluctuated since the Fund’s inception.
•	A rising interest rate environment on the front end of the yield curve provided a backdrop to deliver robust yields during the period.
•	As of March 31, 2023, the Fund has matched or outperformed its benchmark for all standard time periods since inception and has never suffered a default on any cash equivalent investment.
Performance Summary
March 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	SINCE INCEPTION
Class I Shares (Incep: 7/31/15)	3.07%	1.15%	1.57%	1.30%
FTSE 1-Month Treasury Bill Local Currency Index (Since 7/31/15)	2.57%	0.89%	1.35%	1.06%
30-DAY YIELDS, CLASS I SHARES
Annualized Distribution Yield	4.94%
SEC Yield	5.20%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, call 800-847-0200. There is no sales charge for class I shares.

Fund Summary
PORTFOLIO COMPOSITION
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Glossary
The FTSE 1-Month Treasury Bill Local Currency Index measures monthly return equivalents of yield averages that are not marked to market. The One-Month Treasury Bill Index consists of the last one-month Treasury bill issue.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Semi-Annual Report  |  5

Schedule of Investments
Thornburg Capital Management Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
	U.S. Government Agencies — 2.0%
	Federal Home Loan Bank Discount Notes,
	3.439% due 4/12/2023	$ 400,000	$ 399,550
	3.906% due 4/20/2023	100,000	99,787
	3.828% due 4/18/2023	1,500,000	1,497,185
	4.023% due 4/24/2023	1,300,000	1,296,586
	Tennessee Valley Authority Discount Notes, 3.439% due 4/12/2023	19,770,000	19,747,733
	Total U.S. Government Agencies (Cost $23,040,841)		23,040,841
	Commercial Paper — 94.3%
[a]	Alabama Power Co., 5.13% due 4/11/2023	20,000,000	19,971,945
	Ameren Corp., 4.987% due 4/3/2023	12,000,000	11,996,733
	Ameren Illinois Co.,
	5.285% due 4/10/2023	6,000,000	5,992,200
	5.447% due 4/24/2023	2,000,000	1,993,164
	American Honda Finance Corp.,
	5.632% due 4/18/2023	12,000,000	11,968,663
	5.312% due 4/21/2023	2,000,000	1,994,200
[a]	Amphenol Corp., 4.869% due 4/3/2023	20,000,000	19,994,667
	Arizona Public Service Co.,
	5.072% due 4/3/2023	20,000,000	19,994,445
	5.07% due 4/4/2023	20,000,000	19,997,222
	AutoZone, Inc.,
[a]	5.177% due 4/4/2023	4,000,000	3,998,300
[a]	5.026% due 4/11/2023	16,000,000	15,978,000
	Avangrid, Inc.,
[a]	5.084% due 4/4/2023	1,000,000	999,583
[a]	5.188% due 4/5/2023	17,000,000	16,990,367
[a]	5.285% due 4/13/2023	2,000,000	1,996,533
	Baltimore Gas & Electric Co., 5.267% due 4/12/2023	18,000,000	17,971,510
[a,b]	Bell Canada, 4.937% due 4/5/2023	12,000,000	11,993,533
[a]	Berkshire Hathaway Energy Co., 5.237% due 4/19/2023	20,000,000	19,948,500
[a]	Brown-Forman Corp., 5.139% due 4/24/2023	15,000,000	14,951,604
	Canadian National Railway Co.,
[a,b]	4.762% due 4/5/2023	5,418,000	5,415,183
[a,b]	4.782% due 4/5/2023	13,000,000	12,993,211
[a,b]	4.847% due 4/13/2023	1,000,000	998,410
[a]	Cargill, Inc., 4.833% due 4/10/2023	20,000,000	19,976,200
	Caterpillar Financial Services Corp., 4.885% due 4/28/2023	19,000,000	18,931,600
	CenterPoint Energy, Inc.,
[a]	5.072% due 4/3/2023	15,000,000	14,995,833
[a]	5.07% due 4/4/2023	15,000,000	14,997,917
[a]	5.339% due 4/20/2023	5,000,000	4,986,146
	Cintas Corp. No. 2,
[a]	5.072% due 4/3/2023	12,000,000	11,996,667
[a]	5.07% due 4/4/2023	12,000,000	11,998,333
[a]	4.982% due 4/5/2023	8,000,000	7,995,644
	Clorox Co.,
[a]	5.159% due 4/5/2023	750,000	749,577
[a]	5.127% due 4/10/2023	1,877,000	1,874,630
	Commonwealth Edison Co.,
[a]	5.125% due 4/3/2023	20,000,000	19,994,389
[a]	5.019% due 4/4/2023	20,000,000	19,997,250
[a]	Consolidated Edison Co. of New York, Inc., 5.345% due 4/24/2023	10,000,000	9,966,458
	Dollar General Corp.,
[a]	4.985% due 4/3/2023	5,000,000	4,998,639
[a]	4.986% due 4/3/2023	12,000,000	11,996,733
[a]	5.232% due 4/10/2023	700,000	699,099
[a]	5.084% due 4/17/2023	3,000,000	2,993,333
	Dominion Energy South Carolina, Inc.,
	5.083% due 4/3/2023	1,000,000	999,722
	5.084% due 4/3/2023	1,000,000	999,722
6 | Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
	5.429% due 4/4/2023	$ 1,000,000	$ 999,555
	5.333% due 4/10/2023	17,000,000	16,977,688
[a]	Dover Corp., 5.177% due 4/4/2023	20,000,000	19,991,500
	Duke Energy Corp.,
[a]	5.146% due 4/4/2023	2,000,000	1,999,155
[a]	5.505% due 4/3/2023	18,000,000	17,994,580
	Electricite de France SA,
[a,b]	5.375% due 4/5/2023	18,000,000	17,989,420
[a,b]	5.332% due 4/11/2023	2,000,000	1,997,083
	Emerson Electric Co.,
[a]	4.782% due 4/3/2023	2,500,000	2,499,347
[a]	4.886% due 4/12/2023	14,000,000	13,979,467
	Entergy Corp.,
[a]	5.173% due 4/3/2023	2,000,000	1,999,433
[a]	4.937% due 4/4/2023	12,000,000	11,995,150
[a]	5.291% due 4/10/2023	6,000,000	5,992,200
	Evergy Metro, Inc.,
[a]	5.176% due 4/4/2023	6,000,000	5,997,450
[a]	5.188% due 4/20/2023	2,000,000	1,994,617
[a]	5.191% due 4/20/2023	10,000,000	9,973,083
	Evergy Missouri West, Inc.,
[a]	5.145% due 4/4/2023	1,000,000	999,578
[a]	5.338% due 4/4/2023	1,000,000	999,563
	Exelon Corp.,
[a]	5.021% due 4/3/2023	10,000,000	9,997,250
[a]	5.019% due 4/4/2023	20,000,000	19,997,250
[a]	General Mills, Inc., 5.574% due 4/10/2023	1,000,000	998,630
[a]	GlaxoSmithKline LLC, 4.935% due 4/26/2023	20,000,000	19,932,639
	Hitachi America Capital Ltd.,
[a]	5.178% due 4/6/2023	2,000,000	1,998,583
[a]	5.231% due 4/6/2023	18,000,000	17,987,125
[a]	HP, Inc., 5.345% due 4/24/2023	20,000,000	19,932,917
	McCormick & Co., Inc.,
[a]	5.294% due 4/25/2023	2,000,000	1,993,067
[a]	5.316% due 4/28/2023	18,000,000	17,929,530
	Mercedes-Benz Finance North America LLC,
[a]	5.079% due 4/10/2023	2,000,000	1,997,500
[a]	5.394% due 4/17/2023	10,000,000	9,976,444
	Mondelez International, Inc.,
[a]	5.387% due 4/3/2023	2,000,000	1,999,411
[a]	5.07% due 4/12/2023	10,000,000	9,984,783
[a]	5.14% due 4/12/2023	3,000,000	2,995,371
	NSTAR Electric Co., 4.799% due 4/5/2023	20,000,000	19,989,489
[a]	Oglethorpe Power Corp., 5.806% due 4/18/2023	18,000,000	17,951,550
	ONE Gas, Inc.,
[a]	5.43% due 4/3/2023	12,000,000	11,996,433
[a]	5.798% due 4/10/2023	8,000,000	7,988,600
[a]	Oracle Corp., 5.11% due 4/13/2023	18,000,000	17,969,880
[a]	PECO Energy Co., 5.074% due 4/6/2023	20,000,000	19,986,111
	Peoples Gas Light & Coke Co., 5.082% due 4/3/2023	20,000,000	19,994,433
	Philip Morris International, Inc.,
[a]	5.084% due 4/17/2023	2,000,000	1,995,556
[a]	5.118% due 4/17/2023	16,000,000	15,964,231
[a]	5.17% due 4/17/2023	2,268,000	2,262,879
	PPG Industries, Inc., 5.60% due 4/13/2023	18,000,000	17,967,000
[a]	Public Service Co. of Colorado, 5.139% due 4/10/2023	14,000,000	13,982,325
[a,b]	Reckitt Benckiser Treasury Services plc, 5.602% due 4/19/2023	18,000,000	17,950,500
	Ryder System, Inc., 5.447% due 4/26/2023	20,000,000	19,925,695
[a]	Sempra Energy, 5.091% due 4/5/2023	20,000,000	19,994,422
[a]	Southern California Gas Co., 4.803% due 4/11/2023	1,981,000	1,978,397
[a]	Southern Co. Gas Capital Corp., 5.704% due 4/21/2023	2,000,000	1,993,778
[a]	Spire, Inc., 5.186% due 4/4/2023	17,000,000	16,992,775
[a]	Stanley Black & Decker, Inc., 5.806% due 4/19/2023	17,000,000	16,951,550
See notes to financial statements.	Semi-Annual Report | 7

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  March 31, 2023 (Unaudited)
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
[a,b]	TotalEnergies Capital Canada Ltd., 4.896% due 4/11/2023	$20,000,000	$ 19,973,222
	Tyson Foods, Inc.,
[a]	5.487% due 4/4/2023	10,000,000	9,995,500
[a]	5.136% due 4/6/2023	3,000,000	2,997,896
	Union Electric Co., 5.397% due 4/27/2023	20,000,000	19,923,445
[a]	Walt Disney Co., 4.98% due 4/14/2023	7,500,000	7,486,729
[a]	Waste Management, Inc., 5.19% due 4/10/2023	17,000,000	16,978,325
	WEC Energy Group, Inc.,
[a]	5.286% due 4/10/2023	18,000,000	17,976,600
[a]	5.29% due 4/19/2023	2,000,000	1,994,800
	Wisconsin Gas Co.,
	4.97% due 4/3/2023	5,000,000	4,998,639
	5.022% due 4/4/2023	15,000,000	14,993,813
	Wisconsin Power & Light Co., 5.074% due 4/3/2023	20,000,000	19,994,445
	Total Commercial Paper (Cost $1,092,534,252)		1,092,534,252
	Mutual Fund — 0.0%
[c]	State Street Institutional Treasury Money Market Fund Premier Class, 4.53%	284,816	284,816
	Total Mutual Fund (Cost $284,816)		284,816
	Total Investments — 96.3% (Cost $1,115,859,909)		$1,115,859,909
	Other Assets Less Liabilities — 3.7%		42,515,475
	Net Assets — 100.0%		$1,158,375,384

Footnote Legend
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate value of these securities in the Fund’s portfolio was $823,930,869, representing 71.13% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Rate represents the money market fund annualized seven-day yield at March 31, 2023.
8 | Semi-Annual Report	See notes to financial statements.

Statement of Assets and Liabilities
Thornburg Capital Management Fund  |  March 31, 2023 (Unaudited)
ASSETS
Investment in securities, at cost	$ 1,115,859,909
Investments at value	1,115,859,909
Cash	149,076,825
Dividends receivable	3,814
Principal and interest receivable	499,670
Prepaid expenses and other assets	6,433
Total Assets	1,265,446,651
Liabilities
Payable for investments purchased	106,982,394
Accounts payable and accrued expenses	88,873
Total Liabilities	107,071,267
Net Assets	$ 1,158,375,384
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 1,158,335,550
Distributable earnings	39,834
Net Assets	$ 1,158,375,384
NET ASSET VALUE
Class I Shares:
Net assets applicable to shares outstanding	$ 1,158,375,384
Shares outstanding	115,835,925
Net asset value and redemption price per share	$ 10.00
See notes to financial statements.
Semi-Annual Report  |  9

Statement of Operations
Thornburg Capital Management Fund  |  Six Months Ended March 31, 2023 (Unaudited)
INVESTMENT INCOME
Interest income	$ 29,310,157
Dividend income	43,931
Total Income	29,354,088
EXPENSES
Transfer agent fees	2,360
Custodian fees	51,111
Professional fees	14,635
Officer fees	6,427
Other expenses	10,298
Total Expenses	84,831
Net Investment Income (Loss)	$ 29,269,257
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	17,687
Net Realized and Unrealized Gain (Loss)	17,687
Change in Net Assets Resulting from Operations	$ 29,286,944
See notes to financial statements.
10   |  Semi-Annual Report

Statements of Changes in Net Assets
Thornburg Capital Management Fund
	Six Months Ended March 31, 2023*	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 29,269,257	$ 16,891,756
Net realized gain (loss) on investments	17,687	9,153
Net Increase (Decrease) in Net Assets Resulting from Operations	29,286,944	16,900,909
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class I Shares	(29,499,421)	(16,654,159)
FUND SHARE TRANSACTIONS
Class I Shares	(370,314,988)	(531,456,557)
Net Increase (Decrease) in Net Assets	(370,527,465)	(531,209,807)
NET ASSETS
Beginning of Period	1,528,902,849	2,060,112,656
End of Period	$ 1,158,375,384	$ 1,528,902,849

*	Unaudited.
See notes to financial statements.
Semi-Annual Report  |  11

Notes to Financial Statements
Thornburg Capital Management Fund  |  March 31, 2023 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Capital Management Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). As of March 31, 2023, the Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment goal is to seek current income consistent with liquidity management and safety of capital. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, foreign investment risk, interest rate risk, liquidity risk, management risk, market and economic risk, and prepayment and extension risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
As of March 31, 2023, the Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Thornburg Investment Management, Inc. (the "Advisor"), acting as the agent for the other series of the Trust, will effect all purchases and sells of shares of the Fund on behalf of any series of the Trust.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
12   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2023 (Unaudited)
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. Pursuant to current U.S. Securities and Exchange Commission (“SEC”) guidance, a transaction involving a when-issued security will not be deemed to involve a senior security as long as the Fund intends to settle the transaction physically and the transaction settles within 35 days. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2023 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust (the "Trustees") as the Fund’s “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function under the supervision of the Trustees and in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees (the “Valuation Policy and Procedures”).
In its capacity as the Fund’s valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Fund’s investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities held with a maturity of less than 60 days are valued using the amortized cost method unless the Committee determines such method does not represent fair value. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
Semi-Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2023 (Unaudited)
If the market quotation for an investment is expressed in a foreign currency, that market quotation will be converted to U.S. dollars using a foreign exchange quotation from a third-party service at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of the Fund’s investments may be significantly affected on days when shareholders cannot purchase or sell Fund’s shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2023:
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Commercial Paper	$ 1,092,534,252	$ —	$ 1,092,534,252	$ —
Mutual Fund	284,816	284,816	—	—
U.S. Government Agencies	23,040,841	—	23,040,841	—
Total Investments in Securities	$ 1,115,859,909	$ 284,816	$ 1,115,575,093	$ —
Total Assets	$ 1,115,859,909	$ 284,816	$ 1,115,575,093	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.
The Advisor provides certain administrative services to the Fund. No fees are charged for these services.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2023, the Fund had no such transactions with affiliated funds.
14   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2023 (Unaudited)
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2023, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2023, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,115,859,909
Net unrealized appreciation (depreciation) on investments (tax basis)	$ -
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2023, there were an unlimited number of shares of the Fund with no par value of beneficial interest authorized. Transactions in the Fund’s shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2023		YEAR ENDED September 30, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	437,454,815	$ 4,374,548,137	1,043,716,043	$ 10,437,160,430
Shares issued to shareholders in reinvestment of dividends	2,949,942	29,499,420	1,665,416	16,654,160
Shares repurchased	(477,436,255)	(4,774,362,545)	(1,098,527,115)	(10,985,271,147)
Net decrease	(37,031,498)	$ (370,314,988)	(53,145,656)	$ (531,456,557)
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2023, the Fund had no purchase and sale transactions of investments other than short-term investments.
Semi-Annual Report  |  15

Financial Highlights
	Per Share Performance (For a Share Outstanding throughout the Period)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I(b)
2023 (c)	$ 10.00	0.22	— (d)	0.22	(0.22)	—	(0.22)	$ 10.00
2022	$ 10.00	0.10	— (d)	0.10	(0.10)	—	(0.10)	$ 10.00
2021	$ 10.00	0.01	— (d)	0.01	(0.01)	—	(0.01)	$ 10.00
2020	$ 10.00	0.10	0.01	0.11	(0.11)	—	(0.11)	$ 10.00
2019	$ 10.00	0.24	—	0.24	(0.24)	—	(0.24)	$ 10.00
2018	$ 10.00	0.18	—	0.18	(0.18)	—	(0.18)	$ 10.00

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(e)	Annualized.
(f)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
+	Based on weighted average shares outstanding.
See notes to financial statements.
16  |  Semi-Annual Report

Financial Highlights, Continued
	Ratios to Average Net Assets			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class I(b)
2023 (c)	4.32 (e)	0.01 (e)	0.01 (e)	2.21	— (f)	$ 1,158,375
2022	0.96	0.01	0.01	0.96	— (f)	$ 1,528,903
2021	0.12	0.01	0.01	0.12	— (f)	$ 2,060,113
2020	1.00	0.01	0.01	1.08	— (f)	$ 1,661,288
2019	2.44	0.02	0.02	2.48	— (f)	$ 1,552,677
2018	1.76	0.02	0.02	1.76	— (f)	$ 1,325,525
Semi-Annual Report  |  17

Expense Example
Thornburg Capital Management Fund  |  March 31, 2023 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2022, and held until March 31, 2023.
	BEGINNING ACCOUNT VALUE 10/1/22	ENDING ACCOUNT VALUE 3/31/23	EXPENSES PAID DURING PERIOD† 10/1/22—3/31/23
CLASS I SHARES
Actual	$1,000.00	$1,022.07	$0.05
Hypothetical*	$1,000.00	$1,024.88	$0.05

†	Expenses are equal to the annualized expense ratio for each class (I: 0.01%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
18  |  Semi-Annual Report

Other Information
March 31, 2023 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 7, 2022, the Trustees reviewed the Liquidity Committee’s written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2021 through November 20, 2022 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
Semi-Annual Report  |  19

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 13, 2022
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
20  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.4 billion (as of March 31, 2023) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Fund outlined in this report is one of many equity, multi-asset, and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL FIXED INCOME
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  21

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Semi-Annual Report  |  23

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3478

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1)	Not Applicable

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Global Opportunities Fund, International Equity Fund, Better World International Fund, International Growth Fund, Developing World Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund, Investment Income Builder Fund, Summit Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Ultra Short Income Fund, Strategic Income Fund, Short Duration Municipal Fund, Limited Term Municipal Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, and Capital Management Fund.

By:	/s/ Jason H. Brady

Jason H. Brady

President and principal executive officer

Date:	May 15, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason H. Brady

Jason H. Brady

President and principal executive officer

Date:	May 15, 2023

By:	/s/ Nimish Bhatt

Nimish Bhatt

Principal financial officer

Date:	May 15, 2023